                                                                               .
                                                                               .
                                                                               .

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                       PROSPECTUS
                       MARCH 1, 2008


AS WITH ALL MUTUAL      THE HARTFORD ADVISERS FUND
FUNDS, THE              THE HARTFORD BALANCED INCOME FUND
SECURITIES AND          THE HARTFORD CAPITAL APPRECIATION FUND
EXCHANGE COMMISSION     THE HARTFORD CAPITAL APPRECIATION II FUND
HAS NOT APPROVED OR     THE HARTFORD CHECKS AND BALANCES FUND
DISAPPROVED THESE       THE HARTFORD DISCIPLINED EQUITY FUND
SECURITIES OR PASSED    THE HARTFORD DIVIDEND AND GROWTH FUND
UPON THE ADEQUACY OF    THE HARTFORD EQUITY INCOME FUND
THIS PROSPECTUS. ANY    THE HARTFORD FLOATING RATE FUND
REPRESENTATION TO       THE HARTFORD FUNDAMENTAL GROWTH FUND
THE CONTRARY IS A       (FORMERLY THE HARTFORD FOCUS FUND)
CRIMINAL OFFENSE.       THE HARTFORD GLOBAL COMMUNICATIONS FUND
                        THE HARTFORD GLOBAL EQUITY FUND
                        THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                        THE HARTFORD GLOBAL GROWTH FUND
                        (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
                        THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL TECHNOLOGY FUND
                        THE HARTFORD GROWTH FUND
                        THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD HIGH YIELD FUND
                        THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
                        THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
                        THE HARTFORD INTERNATIONAL GROWTH FUND
                        (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL
                        APPRECIATION FUND)
                        THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                        THE HARTFORD LARGECAP GROWTH FUND
                        THE HARTFORD MIDCAP FUND
                        THE HARTFORD MIDCAP GROWTH FUND
                        (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
                        THE HARTFORD MIDCAP VALUE FUND
                        THE HARTFORD MONEY MARKET FUND
                        THE HARTFORD SELECT MIDCAP VALUE FUND
                        THE HARTFORD SELECT SMALLCAP VALUE FUND
                        THE HARTFORD SHORT DURATION FUND
                        THE HARTFORD SMALL COMPANY FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                        THE HARTFORD STOCK FUND
                        THE HARTFORD STRATEGIC INCOME FUND
                        THE HARTFORD TAX-FREE CALIFORNIA FUND
                        THE HARTFORD TAX-FREE MINNESOTA FUND
                        THE HARTFORD TAX-FREE NATIONAL FUND
                        THE HARTFORD TAX-FREE NEW YORK FUND
                        THE HARTFORD TOTAL RETURN BOND FUND
                        THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                        THE HARTFORD VALUE FUND
                        THE HARTFORD VALUE OPPORTUNITIES FUND
                        THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                        THE HARTFORD GROWTH ALLOCATION FUND
                        THE HARTFORD BALANCED ALLOCATION FUND
                        THE HARTFORD CONSERVATIVE ALLOCATION FUND
                        THE HARTFORD INCOME ALLOCATION FUND
                        THE HARTFORD RETIREMENT INCOME FUND
                        THE HARTFORD TARGET RETIREMENT 2010 FUND
                        THE HARTFORD TARGET RETIREMENT 2020 FUND
                        THE HARTFORD TARGET RETIREMENT 2030 FUND



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

CONTENTS

--------------------------------------------------------------------------------


Introduction                   Introduction                                              3
A summary of each              The Hartford Advisers Fund
fund's                                                                                   5
goals, principal               The Hartford Balanced Income Fund
strategies,                                                                              9
main risks, performance        The Hartford Capital Appreciation Fund
and                                                                                     13
expenses                       The Hartford Capital Appreciation II Fund                17
                               The Hartford Checks and Balances Fund                    21
                               The Hartford Disciplined Equity Fund                     24
                               The Hartford Dividend and Growth Fund                    28
                               The Hartford Equity Income Fund                          32
                               The Hartford Floating Rate Fund                          36
                               The Hartford Fundamental Growth Fund (formerly
                               The Hartford Focus Fund)                                 41
                               The Hartford Global Communications Fund                  45
                               The Hartford Global Equity Fund                          49
                               The Hartford Global Financial Services Fund              51
                               The Hartford Global Growth Fund (formerly The
                               Hartford Global Leaders Fund)                            56
                               The Hartford Global Health Fund                          60
                               The Hartford Global Technology Fund                      64
                               The Hartford Growth Fund                                 68
                               The Hartford Growth Opportunities Fund                   72
                               The Hartford High Yield Fund                             76
                               The Hartford High Yield Municipal Bond Fund              80
                               The Hartford Income Fund                                 82
                               The Hartford Inflation Plus Fund                         87
                               The Hartford International Growth Fund
                               (formerly The Hartford International Capital
                               Appreciation Fund)                                       92
                               The Hartford International Opportunities Fund            96
                               The Hartford International Small Company Fund           100
                               The Hartford LargeCap Growth Fund                       104
                               The Hartford MidCap Fund                                108
                               The Hartford MidCap Growth Fund (formerly The
                               Hartford Select MidCap Growth Fund)                     112
                               The Hartford MidCap Value Fund                          116
                               The Hartford Money Market Fund                          120
                               The Hartford Select MidCap Value Fund                   124
                               The Hartford Select SmallCap Value Fund                 128
                               The Hartford Short Duration Fund                        133
                               The Hartford Small Company Fund                         138
                               The Hartford SmallCap Growth Fund                       142
                               The Hartford Stock Fund                                 146
                               The Hartford Strategic Income Fund                      150
                               The Hartford Tax-Free California Fund                   153
                               The Hartford Tax-Free Minnesota Fund                    157
                               The Hartford Tax-Free National Fund                     161
                               The Hartford Tax-Free New York Fund                     165
                               The Hartford Total Return Bond Fund                     169
                               The Hartford U.S. Government Securities Fund            174
                               The Hartford Value Fund                                 178
                               The Hartford Value Opportunities Fund                   182
                               The Hartford Equity Growth Allocation Fund              186
                               The Hartford Growth Allocation Fund                     191
                               The Hartford Balanced Allocation Fund                   197
                               The Hartford Conservative Allocation Fund               203
                               The Hartford Income Allocation Fund                     209
                               The Hartford Retirement Income Fund                     214
                               The Hartford Target Retirement 2010 Fund                220
                               The Hartford Target Retirement 2020 Fund                226
                               The Hartford Target Retirement 2030 Fund                232

THE HARTFORD MUTUAL FUNDS                                                      1

Description of other           Investment strategies and investment matters            238
investment strategies          Terms used in this Prospectus
and                                                                                    241
investment risks
Investment manager and         Management of the funds
management fee
information                                                                            244
Information on your            About your account
account                                                                                258
                               Choosing a share class                                  258
                               How sales charges are calculated                        260
                               Sales charge reductions and waivers                     261
                               Opening an account                                      265
                               Buying shares                                           266
                               Selling shares                                          268
                               Transaction policies                                    270
                               Dividends and account policies                          273
                               Additional investor services                            275
Further information on         Financial highlights
the funds                                                                              276
                               Fund code, CUSIP number and symbol                      307
                               For more information                             back cover




2                                                      THE HARTFORD MUTUAL FUNDS

INTRODUCTION

--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds, except the Checks and Balances Fund, High Yield Municipal Bond Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, and Income Allocation Fund also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the Balanced Income Fund, Checks and Balances Fund, Fundamental Growth Fund, Global Communications Fund, Global Financial Services Fund, Global Technology Fund, High Yield Municipal Bond Fund, Income Fund, International Small Company Fund, LargeCap Growth Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Short Duration Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Global Equity Fund, Global Health Fund, Growth Fund, Growth Opportunities Fund, High Yield Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, International Growth Fund, International Small Company Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Tax-Free National Fund, Total Return Bond Fund, Value Fund, Value Opportunities Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class.

In addition, the Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund also offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each fund is a diversified fund except for the funds listed below. The following funds are non-diversified:

     -  Floating Rate Fund

     -  Global Communications Fund

     -  Global Financial Services Fund

     -  Global Health Fund

     -  Global Technology Fund

     -  High Yield Municipal Bond Fund

     -  Inflation Plus Fund

     -  Tax-Free California Fund

     -  Tax-Free New York Fund

The following funds are referred to as the Hartford Fixed Income Funds:

     -  Floating Rate Fund

     -  High Yield Fund

     -  High Yield Municipal Bond Fund

     -  Income Fund

     -  Inflation Plus Fund

     -  Money Market Fund

     -  Short Duration Fund

     -  Strategic Income Fund

     -  Tax-Free California Fund

     -  Tax-Free Minnesota Fund

     -  Tax-Free National Fund

     -  Tax-Free New York Fund

     -  Total Return Bond Fund

     -  U.S. Government Securities Fund

The following funds are referred to as the Asset Allocation Funds:

     -  Equity Growth Allocation Fund

     -  Growth Allocation Fund

     -  Balanced Allocation Fund

     -  Conservative Allocation Fund

     -  Income Allocation Fund

The following funds are referred to as the Target Retirement Funds:

     -  Retirement Income Fund

     -  Target Retirement 2010 Fund

     -  Target Retirement 2020 Fund

     -  Target Retirement 2030 Fund


THE HARTFORD MUTUAL FUNDS                                                      3

The Asset Allocation Funds, together with the Checks and Balances Fund and the Target Retirement Funds, are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



4                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -  equities,

     -  debt securities, and

     -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Fitch, Inc. ("Fitch"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk

THE HARTFORD MUTUAL FUNDS                                                      5

                                                      THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------


that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       21.09%    12.08%     0.90%    -5.21%    -13.22%   17.84%     3.43%     6.74%    10.16%     6.16%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 10.65% (4th quarter, 1998) and the lowest quarterly return was -9.66% (2nd quarter, 2002).



6                                                      THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                    1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                        0.32%     7.53%     4.94%
  Class A Return After Taxes on Distributions                       -3.30%     6.30%     3.74%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                             1.08%     5.89%     3.62%
  Class B Return Before Taxes                                        0.67%     7.63%     4.76%
  Class C Return Before Taxes(1)                                     4.56%     8.03%     4.82%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%    12.82%     5.91%
  Lehman Brothers Government/Credit Bond Index (reflects no
  deduction for fees, expenses or taxes)                             7.23%     4.44%     6.01%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


THE HARTFORD MUTUAL FUNDS                                                      7

                                                      THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                   0.63%       0.63%       0.63%
  Distribution and service (12b-1) fees                             0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                 0.27%       0.36%       0.20%
  Total annual operating expenses(4)                                1.15%       1.99%       1.83%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses'' include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.18%. In addition, Hartford Administrative Services Company ("HASCO"), the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  661     $  702     $  286
  Year 3                                                              $  895     $  924     $  576
  Year 5                                                              $1,148     $1,273     $  990
  Year 10                                                             $1,871     $2,100     $2,148


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  661     $  202     $  186
  Year 3                                                              $  895     $  624     $  576
  Year 5                                                              $1,148     $1,073     $  990
  Year 10                                                             $1,871     $2,100     $2,148




8                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management, and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.

The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by S&P or "Baa" by Moody's or "BBB" by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities or "junk bonds.". The fund may invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt.


--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Equity securities of mid-sized or small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized or small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.



THE HARTFORD MUTUAL FUNDS                                                      9

                                               THE HARTFORD BALANCED INCOME FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2007
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        4.39%


        2007




 During the period shown in the bar chart, the highest quarterly return was 2.13% (3rd quarter, 2007) and the lowest quarterly return was -1.00% (4th quarter, 2007).



10                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD BALANCED INCOME FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                      1 YEAR   (SINCE 07/31/06)
  Class A Return Before Taxes                                         -1.36%         4.09%
  Class A Return After Taxes on Distributions                         -2.56%         2.84%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              -0.88%         2.77%
  Class B Return Before Taxes                                         -1.46%         4.76%
  Class C Return Before Taxes                                          2.56%         7.50%
  Russell 1000 Value Index                                            -0.17%         8.19%
  Lehman Brothers Corporate Index                                      4.56%         6.40%


INDICES: The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

The Lehman Brothers Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Lehman Brothers U.S. Aggregate Bond Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     11

                                               THE HARTFORD BALANCED INCOME FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.73%        0.73%        0.73%
  Distribution and service (12b-1) fees                            0.25%(2)     1.00%        1.00%
  Other expenses(3)                                                0.36%        0.45%        0.39%
  Total annual operating expenses                                  1.34%        2.18%        2.12%
  Less: Contractual expense reimbursement(4)                       0.09%        0.18%        0.12%
  Net annual operating expenses(4)                                 1.25%        2.00%        2.00%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) ''Other Expenses'' include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.25%, 2.00% and 2.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  670     $  703     $  303
  Year 3                                                              $  925     $  927     $  627
  Year 5                                                              $1,199     $1,278     $1,078
  Year 10                                                             $1,978     $2,134     $2,327


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  670     $  203     $  203
  Year 3                                                              $  925     $  627     $  627
  Year 5                                                              $1,199     $1,078     $1,078
  Year 10                                                             $1,978     $2,134     $2,327




12                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




THE HARTFORD MUTUAL FUNDS                                                     13

                                          THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        3.26%    66.76%     8.35%    -6.74%    -22.86%   40.40%    17.93%    15.10%    15.66%    16.18%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 36.81% (4th quarter, 1999) and the lowest quarterly return was -21.94% (3rd quarter, 1998).



14                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                      1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                          9.79%    19.32%    12.50%
  Class A Return After Taxes on Distributions                          7.88%    18.13%    10.90%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                               7.71%    16.73%    10.25%
  Class B Return Before Taxes                                         10.25%    19.56%    12.30%
  Class C Return Before Taxes(1)                                      14.32%    19.86%    12.36%
  Russell 3000 Index (reflects no deduction for fees, expenses or
  taxes)                                                               5.14%    13.63%     6.22%


INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


THE HARTFORD MUTUAL FUNDS                                                     15

                                          THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                           None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.66%        0.66%        0.66%
  Distribution and service (12b-1) fees                            0.25%(2)     1.00%        1.00%
  Other expenses(3)                                                0.18%        0.25%        0.16%
  Total annual operating expenses(4)                               1.09%        1.91%        1.82%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.29%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  655     $  694     $  285
  Year 3                                                              $  878     $  900     $  573
  Year 5                                                              $1,118     $1,232     $  985
  Year 10                                                             $1,806     $2,019     $2,137


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  655     $  194     $  185
  Year 3                                                              $  878     $  600     $  573
  Year 5                                                              $1,118     $1,032     $  985
  Year 10                                                             $1,806     $2,019     $2,137




16                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile. The fund is organized as follows:

Opportunistic Growth:

Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value:

Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities:

Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     17

                                       THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       17.66%    18.15%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 9.89% (2nd quarter, 2007) and the lowest quarterly return was -1.75% (2nd quarter, 2006).



18                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                     1 YEAR    (SINCE 04/29/05)
  Class A Return Before Taxes                                        11.65%         18.10%
  Class A Return After Taxes on Distributions                         9.20%         16.63%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              7.99%         14.88%
  Class B Return Before Taxes                                        12.17%         18.86%
  Class C Return Before Taxes                                        16.30%         19.82%
  Russell 3000 Index (reflects no deduction for fees, expenses or
  taxes)                                                              5.14%         11.90%


INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     19

                                       THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                            None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                   0.94%       0.94%       0.94%
  Distribution and service (12b-1) fees                             0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                 0.22%       0.32%       0.20%
  Total annual operating expenses(4)                                1.41%       2.26%       2.14%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  686     $  729     $  317
  Year 3                                                              $  972     $1,006     $  670
  Year 5                                                              $1,279     $1,410     $1,149
  Year 10                                                             $2,148     $2,381     $2,472


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  686     $  229     $  217
  Year 3                                                              $  972     $  706     $  670
  Year 5                                                              $1,279     $1,210     $1,149
  Year 10                                                             $2,148     $2,381     $2,472




20                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD CHECKS AND BALANCES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Checks and Balances Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of Hartford Mutual Funds ("Underlying Funds"): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The fund will make equal allocations (one-third each) of its assets to the Underlying Funds. The fund's asset allocation and rebalancing strategy provides a system of "checks and balances" that provides diversification and prevents a single investment strategy from dominating the fund. The fund will not be actively managed, and the fund's assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the fund's investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Underlying Funds use a broad array of investment strategies, and may invest in a wide variety of instruments. Each Underlying Fund's investment goal and principal investment strategy are summarized below. The fund may add to or change the Underlying Funds in which the fund invests without the approval of shareholders. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Hartford Capital Appreciation Fund's goal is growth of capital. The Fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

The Hartford Dividend and Growth Fund's goal is a high level of current income consistent with growth of capital. The Fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by its sub-adviser. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, the fund's sub-adviser evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

The Hartford Total Return Bond Fund's goal is a competitive total return, with income as a secondary objective. The Fund, under normal circumstances, invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch or securities which, if unrated, are determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The Hartford Total Return Bond Fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30%

THE HARTFORD MUTUAL FUNDS                                                     21

                                           THE HARTFORD CHECKS AND BALANCES FUND

--------------------------------------------------------------------------------


of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities. The fund may trade securities actively.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.



22                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD CHECKS AND BALANCES FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. HIFSCO will not charge a management fee because the fund is not actively managed. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  None          None         None
  Distribution and service (12b-1) fees                           0.25%(2)      1.00%        1.00%
  Other expenses(3)                                               0.16%         0.22%        0.15%
  Acquired Fund fees and expenses(4)                              0.65%         0.65%        0.65%
  Total annual operating expenses(5)                              1.06%         1.87%        1.80%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.

(4) "Acquired Fund fees and expenses" are based on estimated amounts for the current fiscal year.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.15%, 1.90 and 1.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                               $652       $690       $283
  Year 3                                                               $869       $888       $566


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                               $652       $190       $183
  Year 3                                                               $869       $588       $566





THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



24                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       20.80%    -6.49%    -8.50%    -25.11%   28.36%     7.73%     6.07%    11.82%     7.86%


        1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 15.26% (4th quarter, 1999) and the lowest quarterly return was -16.60% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     25

                                            THE HARTFORD DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                      LIFE OF FUND
                                                                 1 YEAR   5 YEARS   (SINCE 04/30/98)
  Class A Return Before Taxes                                     1.93%    10.82%         4.17%
  Class A Return After Taxes on Distributions                     1.87%    10.69%         3.91%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                          1.25%     9.37%         3.47%
  Class B Return Before Taxes                                     2.13%    11.03%         4.05%
  Class C Return Before Taxes(1)                                  6.12%    11.33%         4.07%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                          5.49%    12.82%         4.59%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


26                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                           None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.80%        0.80%        0.80%
  Distribution and service (12b-1) fees                            0.25%(2)     1.00%        1.00%
  Other expenses(3)                                                0.35%        0.54%        0.30%
  Total annual operating expenses                                  1.40%        2.34%        2.10%
  Less: Contractual expense reimbursement(4)                        None        0.35%         None
  Net annual operating expenses(4)                                 1.40%        1.99%        2.10%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  685     $  702     $  313
  Year 3                                                              $  969     $  924     $  658
  Year 5                                                              $1,274     $1,273     $1,129
  Year 10                                                             $2,137     $2,165     $2,431


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  685     $  202     $  213
  Year 3                                                              $  969     $  624     $  658
  Year 5                                                              $1,274     $1,073     $1,129
  Year 10                                                             $2,137     $2,165     $2,431




THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies within the index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



28                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       14.47%     4.57%    10.04%    -4.57%    -14.19%   25.66%    12.01%     5.42%    19.56%     7.76%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 15.08% (2nd quarter, 2003) and the lowest quarterly return was -18.33% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     29

                                           THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                    1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                        1.83%    12.55%     6.90%
  Class A Return After Taxes on Distributions                        0.41%    11.51%     6.00%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                             2.21%    10.62%     5.64%
  Class B Return Before Taxes                                        1.86%    12.63%     6.67%
  Class C Return Before Taxes(1)                                     5.97%    13.02%     6.76%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%    12.82%     5.91%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -0.17%    14.63%     7.68%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


30                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.63%         0.63%        0.63%
  Distribution and service (12b-1) fees                           0.25%(2)      1.00%        1.00%
  Other expenses(3)                                               0.20%         0.32%        0.19%
  Total annual operating expenses(4)                              1.08%         1.95%        1.82%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) ''Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.25%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  654     $  698     $  285
  Year 3                                                              $  875     $  912     $  573
  Year 5                                                              $1,113     $1,252     $  985
  Year 10                                                             $1,795     $2,049     $2,137


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  654     $  198     $  185
  Year 3                                                              $  875     $  612     $  573
  Year 5                                                              $1,113     $1,052     $  985
  Year 10                                                             $1,795     $2,049     $2,137




THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



32                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        9.52%     4.98%    20.63%     6.71%


        2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 7.98% (4th quarter, 2004) and the lowest quarterly return was -2.47% (4th quarter, 2007).



THE HARTFORD MUTUAL FUNDS                                                     33

                                                 THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                     1 YEAR    (SINCE 08/28/03)
  Class A Return Before Taxes                                         0.84%          10.95%
  Class A Return After Taxes on Distributions                        -0.33%           9.91%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              0.99%           9.01%
  Class B Return Before Taxes                                         0.82%          11.15%
  Class C Return Before Taxes                                         4.95%          11.63%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                 -0.17%          13.35%(1)


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Return is from 8/31/2003 - 12/31/2007.


34                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                          None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                              0.73%         0.73%        0.73%
  Distribution and service (12b-1) fees                           0.25%(3)      1.00%        1.00%
  Other expenses(4)                                               0.20%         0.31%        0.18%
  Total annual operating expenses(5)                              1.18%         2.04%        1.91%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund. In addition, HIFSCO has voluntarily agreed to waive a portion of the management fee until October 31, 2008. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.68% and assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.13%, 1.99% and 1.86%, respectively.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.25%, 2.00% and 2.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  664     $  707     $  294
  Year 3                                                              $  904     $  940     $  600
  Year 5                                                              $1,163     $1,298     $ 1032
  Year 10                                                             $1,903     $2,148     $2,233


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  664     $  207     $  194
  Year 3                                                              $  904     $  640     $  600
  Year 5                                                              $1,163     $1,098     $1,032
  Year 10                                                             $1,903     $2,148     $2,233




THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management, relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower

36                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------


than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.



THE HARTFORD MUTUAL FUNDS                                                     37

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        6.68%     0.88%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 2.05% (1st quarter, 2007) and the lowest quarterly return was -1.79% (3rd quarter, 2007).



38                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                     1 YEAR    (SINCE 04/29/05)
  Class A Return Before Taxes                                        -2.14%          3.16%
  Class A Return After Taxes on Distributions                        -4.41%          1.02%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                             -1.40%          1.47%
  Class B Return Before Taxes                                        -4.61%          2.54%
  Class C Return Before Taxes                                        -0.92%          3.56%
  Credit Suisse Leverage Loan Index                                   1.87%          4.90%


INDEX: Credit Suisse Leverage Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     39

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    3.00%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                          None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.61%         0.61%        0.61%
  Distribution and service (12b-1) fees                           0.25%(2)      1.00%        1.00%
  Other expenses(3)                                               0.11%         0.19%        0.13%
  Total annual operating expenses                                 0.97%         1.80%        1.74%
  Less: Contractual expense reimbursement(4)                       None         0.05%         None
  Net annual operating expenses(4)                                0.97%         1.75%        1.74%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  396     $  678     $  277
  Year 3                                                              $  600     $  851     $  548
  Year 5                                                              $  820     $1,149     $  944
  Year 10                                                             $1,454     $1,856     $2,052


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  396     $  178     $  177
  Year 3                                                              $  600     $  551     $  548
  Year 5                                                              $  820     $  949     $  944
  Year 10                                                             $1,454     $1,856     $2,052




40                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD FUNDAMENTAL GROWTH FUND
(FORMERLY THE HARTFORD FOCUS FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Fundamental Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of large capitalization growth companies which include companies with market capitalizations similar to companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. Individual holdings are typically no larger than 5% of the fund's total assets. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, growth prospects, relative valuation, balance sheet, income statement, and anticipated earnings and revenues.

In general, the fund seeks to invest in market-leading companies in industry niches that offer high secular growth prospects and attractive market dynamics. The approach utilizes proprietary fundamental research to identify high-quality, proven companies with price-earnings valuations comparable to the company's long-term, sustainable growth rate. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

Wellington Management's strategy of bottom-up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     41

                                            THE HARTFORD FUNDAMENTAL GROWTH FUND
                                              (FORMERLY THE HARTFORD FOCUS FUND)
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -25.40%   27.13%     2.35%     9.46%     9.21%    15.08%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 14.59% (2nd quarter, 2003) and the lowest quarterly return was -19.21% (2nd quarter, 2002).



42                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD FUNDAMENTAL GROWTH FUND
                                              (FORMERLY THE HARTFORD FOCUS FUND)
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                     LIFE OF FUND
                                                              1 YEAR    5 YEARS    (SINCE 05/24/01)
  Class A Return Before Taxes                                  8.75%     11.08%          3.71%
  Class A Return After Taxes on Distributions                  4.74%     10.20%          3.09%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  6.03%      9.18%          2.85%
  Class B Return Before Taxes                                  9.15%     11.26%          3.83%
  Class C Return Before Taxes                                 13.24%     11.54%          3.84%
  Russell 1000 Growth Index (reflects no deduction for
  fees, expenses or taxes)                                    11.81%     12.11%          2.25%(1)
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                    5.49%     12.82%          4.21%(1)


INDICES: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/2001 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     43

                                            THE HARTFORD FUNDAMENTAL GROWTH FUND
                                              (FORMERLY THE HARTFORD FOCUS FUND)
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                          None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                              0.85%         0.85%        0.85%
  Distribution and service (12b-1) fees                           0.25%(3)      1.00%        1.00%
  Other expenses(4)                                               0.37%         0.44%        0.35%
  Total annual operating expenses                                 1.47%         2.29%        2.20%
  Less: Contractual expense reimbursement(5)                      0.02%         0.09%         None
  Net annual operating expenses(5)                                1.45%         2.20%        2.20%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective March 30, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.45%, 2.20% and 2.20%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  689     $  723     $  323
  Year 3                                                              $  983     $  988     $  688
  Year 5                                                              $1,299     $1,380     $1,180
  Year 10                                                             $2,190     $2,344     $2,534


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  689     $  223     $  223
  Year 3                                                              $  983     $  688     $  688
  Year 5                                                              $1,299     $1,180     $1,180
  Year 10                                                             $2,190     $2,344     $2,534





44                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies it believes possess one or more of the following attributes:

     - the current market price of its stock is at the low end of its historical relative valuation range, or

     - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

     -  unrecognized or undervalued assets exist, and

     - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

     -  its target price is achieved,

     - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small- or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the

THE HARTFORD MUTUAL FUNDS                                                     45

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND

--------------------------------------------------------------------------------


fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -36.53%   -30.99%   54.81%    23.43%    14.46%    22.23%    22.87%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 29.42% (4th quarter, 2002) and the lowest quarterly return was -22.78% (2nd quarter, 2002).



46                                                     THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                     LIFE OF FUND
                                                              1 YEAR    5 YEARS    (SINCE 10/31/00)
  Class A Return Before Taxes                                 16.12%     25.41%          0.88%
  Class A Return After Taxes on Distributions                 15.30%     24.91%          0.59%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                 11.50%     22.52%          0.63%
  Class B Return Before Taxes                                 17.04%     25.81%          0.98%
  Class C Return Before Taxes                                 21.07%     25.91%          0.95%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                    5.49%     12.82%          2.11%
  MSCI AC (All Country) World Telecommunication Services
  Index (reflects no deduction for fees, expenses or taxes)   28.43%     20.13%          4.57%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     47

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                          None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.90%         0.90%        0.90%
  Distribution and service (12b-1) fees                           0.25%(2)      1.00%        1.00%
  Other expenses(3)                                               0.43%         0.55%        0.41%
  Total annual operating expenses                                 1.58%         2.45%        2.31%
  Less: Contractual expense reimbursement(4)                       None         0.15%         None
  Net annual operating expenses(4)                                1.58%         2.30%        2.31%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares, and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  702     $  733     $  334
  Year 3                                                              $1,021     $1,018     $  721
  Year 5                                                              $1,363     $1,430     $1,235
  Year 10                                                             $2,325     $2,455     $2,646


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  702     $  233     $  234
  Year 3                                                              $1,021     $  718     $  721
  Year 5                                                              $1,363     $1,230     $1,235
  Year 10                                                             $2,325     $2,455     $2,646




48                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Equity Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund's diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     49

                                                 THE HARTFORD GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold Class A, B or C shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.95%         0.95%        0.95%
  Distribution and service (12b-1) fees                           0.25%(2)      1.00%        1.00%
  Other expenses(3)                                               0.45%         0.45%        0.45%
  Total annual operating expenses(4)                              1.65%         2.40%        2.40%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.65%, 2.40% and 2.40%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  709     $  743      $343
  Year 3                                                              $1,042     $1,048      $748


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  709      $243       $243
  Year 3                                                              $1,042      $748       $748




50                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     -  management focuses on rewarding shareholders,

     -  market expectations of future earnings are too low,

     - market value does not reflect the fact that earnings are understated due to conservative accounting,

     - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

     - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

     - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

     -  its issuer's management no longer appears to promote shareholder value,

     -  market expectations of future earnings are too high,

     - it can sell the security of an outstanding company at a significant premium,

     - market value exceeds the true value of the issuer's component businesses,

     - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

     - market value does not reflect the risk of potential problems in an important business component, or

     -  more attractive opportunities arise.

The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small- or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This

THE HARTFORD MUTUAL FUNDS                                                     51

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------


means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



52                                                     THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -6.50%    -19.37%   29.93%    11.39%     9.56%    19.77%    -8.46%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 17.12% (2nd quarter, 2003) and the lowest quarterly return was -20.61% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     53

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                                  LIFE OF FUND
                                                             1 YEAR   5 YEARS   (SINCE 10/31/00)
  Class A Return Before Taxes                               -13.49%    10.43%         3.90%
  Class A Return After Taxes on Distributions               -15.60%     9.45%         3.23%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                -6.68%     8.90%         3.21%
  Class B Return Before Taxes                               -13.04%    10.65%         4.00%
  Class C Return Before Taxes                                -9.96%    10.85%         3.96%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                   5.49%    12.82%         2.11%
  MSCI Finance ex Real Estate Index (reflects no deduction
  for fees, expenses or taxes)                               -8.55%    15.50%         5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.


54                                                     THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                           None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.90%       0.90%       0.90%
  Distribution and service (12b-1) fees                            0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                0.42%       0.80%       0.53%
  Total annual operating expenses                                  1.57%       2.70%       2.43%
  Less: Contractual expense reimbursement(4)                        None       0.61%       0.08%
  Net annual operating expenses(4)                                 1.57%       2.09%       2.35%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) ''Other Expenses'' include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares, and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE.    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  701      $  712      $  338
  Year 3                                                            $1,018      $  955      $  733
  Year 5                                                            $1,358      $1,324      $1,255
  Year 10                                                           $2,315      $2,288      $2,686


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  701      $  212      $  238
  Year 3                                                            $1,018      $  655      $  733
  Year 5                                                            $1,358      $1,124      $1,255
  Year 10                                                           $2,315      $2,288      $2,686




THE HARTFORD MUTUAL FUNDS                                                     55

THE HARTFORD GLOBAL GROWTH FUND
(FORMERLY THE HARTFORD GLOBAL LEADERS FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Growth Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of growth companies located worldwide. The fund's investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $2 billion. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.



56                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL GROWTH FUND
                                     (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       47.68%    -7.26%    -17.33%   -20.50%   34.86%    18.32%     1.73%    13.17%    24.25%


        1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 31.85% (4th quarter, 1999) and the lowest quarterly return was -20.06% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     57

                                                 THE HARTFORD GLOBAL GROWTH FUND
                                     (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)



                                                                                      LIFE OF FUND
                                                             1 YEAR     5 YEARS     (SINCE 09/30/98)
  Class A Return Before Taxes                                17.42%      16.61%          10.55%
  Class A Return After Taxes on Distributions                14.87%      15.79%           9.90%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                13.38%      14.40%           9.10%
  Class B Return Before Taxes                                18.34%      16.85%          10.41%
  Class C Return Before Taxes                                22.39%      17.13%          10.47%
  Morgan Stanley Capital International World Growth Index
  (reflects no deduction for fees, expenses or taxes)        15.12%      15.83%           5.68%


INDEX: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


58                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL GROWTH FUND
                                     (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                           None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.82%       0.82%       0.82%
  Distribution and service (12b-1) fees                            0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                0.37%       0.54%       0.31%
  Total annual operating expenses                                  1.44%       2.36%       2.13%
  Less: Contractual expense reimbursement(4)                        None       0.30%        None
  Net annual operating expenses(4)                                 1.44%       2.06%       2.13%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.48%, 2.23% and 2.23%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE.    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  689      $  709      $  316
  Year 3                                                            $  980      $  946      $  667
  Year 5                                                            $1,294      $1,308      $1,144
  Year 10                                                           $2,179      $2,231      $2,462


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  689      $  209      $  216
  Year 3                                                            $  980      $  646      $  667
  Year 5                                                            $1,294      $1,108      $1,144
  Year 10                                                           $2,179      $2,231      $2,462




THE HARTFORD MUTUAL FUNDS                                                     59

THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -  the company's business franchise is temporarily mispriced,

     -  the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     -  fundamental expectations are not met,

     -  a company's prospects become less appealing, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment. The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall

60                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------


performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        1.47%    -17.62%   31.12%    11.85%    11.88%    10.24%     5.60%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 22.15% (2nd quarter, 2003) and the lowest quarterly return was -14.88% (2nd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     61

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                                     LIFE OF FUND
                                                            1 YEAR     5 YEARS     (SINCE 05/01/00)
  Class A Return Before Taxes                               -0.21%      12.53%          11.02%
  Class A Return After Taxes on Distributions               -1.65%      11.53%           9.96%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                0.88%      10.64%           9.25%
  Class B Return Before Taxes                               -0.13%      12.72%          11.00%
  Class C Return Before Taxes                                3.85%      12.99%          11.03%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                  5.49%      12.82%           1.84%(1)
  S&P GSSI Health Care Index (reflects no deduction for
  fees, expenses or taxes)                                   8.24%      10.87%           5.50%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The S&P GSSI Health Care Index (formerly known as the Goldman Sachs Health Care Index) is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2007.


62                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.88%       0.88%       0.88%
  Distribution and service (12b-1) fees                            0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                0.26%       0.41%       0.26%
  Total annual operating expenses                                  1.39%       2.29%       2.14%
  Less: Contractual expense reimbursement(4)                        None       0.05%        None
  Net annual operating expenses(4)                                 1.39%       2.24%       2.14%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE.    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  684      $  727      $  317
  Year 3                                                            $  966      $1,000      $  670
  Year 5                                                            $1,269      $1,400      $1,149
  Year 10                                                           $2,127      $2,361      $2,472


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  684      $  227      $  217
  Year 3                                                            $  966      $  700      $  670
  Year 5                                                            $1,269      $1,200      $1,149
  Year 10                                                           $2,127      $2,361      $2,472




THE HARTFORD MUTUAL FUNDS                                                     63

THE HARTFORD GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:

     -  a positive change in operating results is anticipated,

     -  unrecognized or undervalued capabilities are present, or

     - the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

     -  more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment. The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or

64                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------


services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -22.63%   -38.45%   60.13%     0.21%    10.56%     9.93%    13.12%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 40.52% (4th quarter, 2001) and the lowest quarterly return was -38.41% (3rd quarter, 2001).



THE HARTFORD MUTUAL FUNDS                                                     65

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                                      LIFE OF FUND
                                                             1 YEAR     5 YEARS     (SINCE 05/01/00)
  Class A Return Before Taxes                                 6.90%      15.82%          -5.98%
  Class A Return After Taxes on Distributions                 6.90%      15.83%          -6.03%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                 4.48%      13.96%          -4.94%
  Class B Return Before Taxes                                 7.34%      16.08%          -5.97%
  Class C Return Before Taxes                                11.01%      16.19%          -6.03%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                   5.49%      12.82%           1.84%(1)
  S&P GSTI Technology Index (reflects no deduction for
  fees, expenses or taxes)                                   16.95%      15.59%          -8.22%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The S&P GSTI Technology Index (formerly known as the Goldman Sachs Technology Composite Index) is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2007.


66                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.90%       0.90%       0.90%
  Distribution and service (12b-1) fees                            0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                0.62%       0.82%       0.53%
  Total annual operating expenses                                  1.77%       2.72%       2.43%
  Less: Contractual expense reimbursement(4)                       0.31%       0.70%       0.12%
  Net annual operating expenses(4)                                 1.46%       2.02%       2.31%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one- year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE.    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  690      $  705      $  334
  Year 3                                                            $  986      $  934      $  721
  Year 5                                                            $1,304      $1,288      $1,235
  Year 10                                                           $2,200      $2,204      $2,646


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  690      $  205      $  234
  Year 3                                                            $  986      $  634      $  721
  Year 5                                                            $1,304      $1,088      $1,235
  Year 10                                                           $2,200      $2,204      $2,646




THE HARTFORD MUTUAL FUNDS                                                     67

THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business models, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.



68                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       29.63%    34.67%    -4.95%    -14.60%   -24.78%   32.60%    11.75%     4.12%     4.23%    16.54%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



THE HARTFORD MUTUAL FUNDS                                                     69

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                  1 YEAR     5 YEARS     10 YEARS
  Class A Return Before Taxes(1)                                  10.13%      12.10%       6.56%
  Class A Return After Taxes on Distributions(1)                   8.64%      11.57%       4.72%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                        8.07%      10.51%       4.90%
  Class B Return Before Taxes(1)                                  10.60%      12.27%       6.37%
  Class C Return Before Taxes(1)                                  14.68%      12.59%       6.40%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                              11.81%      12.11%       3.83%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


70                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                               0.73%       0.73%       0.73%
  Distribution and service (12b-1) fees                            0.25%(3)    1.00%       1.00%
  Other expenses(4)                                                0.27%       0.47%       0.23%
  Total annual operating expenses                                  1.25%       2.20%       1.96%
  Less: Contractual expense reimbursement(5)                        None       0.25%        None
  Net annual operating expenses(5)                                 1.25%       1.95%       1.96%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(3) Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.30%, 2.05% and 2.05%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE.    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  670      $  698      $  299
  Year 3                                                            $  925      $  912      $  615
  Year 5                                                            $1,199      $1,252      $1,057
  Year 10                                                           $1,978      $2,094      $2,285


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  670      $  198      $  199
  Year 3                                                            $  925      $  612      $  615
  Year 5                                                            $1,199      $1,052      $1,057
  Year 10                                                           $1,978      $2,094      $2,285





THE HARTFORD MUTUAL FUNDS                                                     71

THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify companies with accelerating operating momentum for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



72                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (Class L is are not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       18.97%    53.67%     3.47%    -24.11%   -28.44%   43.61%    16.13%    15.63%    11.44%    28.03%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



THE HARTFORD MUTUAL FUNDS                                                     73

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------



 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                  1 YEAR     5 YEARS     10 YEARS
  Class A Return Before Taxes(1)                                  20.99%      21.04%      10.32%
  Class A Return After Taxes on Distributions(1)                  16.98%      19.63%       7.80%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                       14.70%      18.09%       7.75%
  Class B Return Before Taxes(1)                                  22.08%      21.32%      10.13%
  Class C Return Before Taxes(1)                                  26.23%      21.56%      10.15%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                              11.81%      12.11%       3.83%
  Russell 3000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                              11.40%      12.42%       3.83%


INDICES: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


74                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering Price                                     5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                               0.72%       0.72%       0.72%
  Distribution and service (12b-1) fees                            0.25%(3)    1.00%       1.00%
  Other expenses(4)                                                0.30%       0.38%       0.20%
  Total annual operating expenses                                  1.27%       2.10%       1.92%
  Less: Contractual expense reimbursement(5)                        None       0.01%        None
  Net annual operating expenses(5)                                 1.27%       2.09%       1.92%



(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.36%, 2.11% and 2.11%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE.    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  672      $  712      $  295
  Year 3                                                            $  931      $  955      $  603
  Year 5                                                            $1,209      $1,324      $1,037
  Year 10                                                           $2,000      $2,211      $2,243


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  672      $  212      $  195
  Year 3                                                            $  931      $  655      $  603
  Year 5                                                            $1,209      $1,124      $1,037
  Year 10                                                           $2,000      $2,211      $2,243





THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P or "B-" by Fitch, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value. Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its

76                                                     THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------


value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        3.47%     0.62%     2.89%    -7.67%    24.30%     6.98%     1.02%    10.82%     2.63%


        1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 9.20% (2nd quarter, 2003) and the lowest quarterly return was -5.86% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     77

                                                    THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                      LIFE OF FUND
                                                             1 YEAR     5 YEARS     (SINCE 09/30/98)
  Class A Return Before Taxes                                -1.99%       7.84%           4.41%
  Class A Return After Taxes on Distributions                -4.47%       5.28%           1.48%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                -1.30%       5.22%           1.91%
  Class B Return Before Taxes                                -3.03%       7.72%           4.16%
  Class C Return Before Taxes                                 0.96%       8.14%           4.23%
  Lehman Brothers High Yield Corporate Index (reflects no
  deduction for fees, expenses or taxes)                      1.87%      10.90%           6.00%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.


78                                                     THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering Price                                     4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                           None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                               0.70%       0.70%       0.70%
  Distribution and service (12b-1) fees                            0.25%(3)    1.00%       1.00%
  Other expenses(4)                                                0.37%       0.44%       0.29%
  Total annual operating expenses                                  1.32%       2.14%       1.99%
  Less: Contractual expense reimbursement(5)                       0.17%       0.25%       0.09%
  Net annual operating expenses(5)                                 1.15%       1.89%       1.90%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.15%, 1.90% and 1.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  562      $  692      $  293
  Year 3                                                            $  799      $  894      $  597
  Year 5                                                            $1,054      $1,221      $1,026
  Year 10                                                           $1,785      $2,019      $2,222


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  562      $  192      $  193
  Year 3                                                            $  799      $  594      $  597
  Year 5                                                            $1,054      $1,021      $1,026
  Year 10                                                           $1,785      $2,019      $2,222




THE HARTFORD MUTUAL FUNDS                                                     79

THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Municipal Bond Fund seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in non-investment grade municipal securities. At least 80% of the fund's assets must be invested in municipal securities, but a greater or lesser portion may be non-investment grade. Non-investment grade municipal securities are securities issued by state and local governments and their agencies or instrumentalities that are rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade securities are commonly referred to as "high yield -- high risk" or "junk bonds". Under normal market conditions the fund will focus its investments on higher yielding investment grade and non-investment grade municipal securities. Up to 100% of the fund's securities may be non-investment grade securities. The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have restrictions regarding maturity, the fund tends to have an average maturity of 10-25 years. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes.

The fund may also invest in variable rate bonds known as "inverse floaters" which pay interest at rates which bear an inverse relationship to changes in short-term market interest rates.

The fund will generally hold a diversified portfolio of investments across states and sectors, although the fund is not required to invest in all states and sectors at all times.

The overall investment approach of Hartford Investment Management's team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as a top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's judgment with respect to a number of factors. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.



80                                                     THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                           None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                               0.55%       0.55%       0.55%
  Distribution and service (12b-1) fees                            0.25%(3)    1.00%       1.00%
  Other expenses(4)                                                0.24%       0.28%       0.26%
  Acquired Fund fees and expenses(5)                               0.03%       0.03%       0.03%
  Total annual operating expenses                                  1.07%       1.86%       1.84%
  Less: Contractual expense reimbursement(6)                       0.04%       0.08%       0.06%
  Net annual operating expenses(6)                                 1.03%       1.78%       1.78%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has agreed to waive 100% of the management fee through May 31, 2008.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.

(5) "Acquired Fund fees and expenses" are based on estimated amounts for the current fiscal year.

(6) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                             $550        $681        $281
  Year 3                                                             $763        $860        $560


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                             $550        $181        $181
  Year 3                                                             $763        $560        $560




THE HARTFORD MUTUAL FUNDS                                                     81

THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality or better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or Fitch ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield
- high risk securities" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.

Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Because the fund may invest in


82                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------


mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     83

                                                        THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       10.02%     5.10%     1.72%     5.94%     2.53%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.37% (2nd quarter, 2003) and the lowest quarterly return was -2.81% (2nd quarter, 2004).



84                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                      LIFE OF FUND
                                                                 1 YEAR   5 YEARS   (SINCE 10/31/02)
  Class A Return Before Taxes                                    -2.08%    4.06%          4.49%
  Class A Return After Taxes on Distributions                    -4.00%    2.19%          2.61%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                         -1.38%    2.38%          2.74%
  Class B Return Before Taxes                                    -3.08%    3.92%          4.49%
  Class C Return Before Taxes                                     0.80%    4.30%          4.69%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                          6.97%    4.42%          4.69%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     85

                                                        THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     4.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                               0.55%        0.55%        0.55%
  Distribution and service (12b-1) fees                            0.25%(3)     1.00%        1.00%
  Other expenses(4)                                                0.20%        0.34%        0.20%
  Total annual operating expenses                                  1.00%        1.89%        1.75%
  Less: Contractual expense reimbursement(5)                       0.05%        0.19%        0.05%
  Net annual operating expenses(5)                                 0.95%        1.70%        1.70%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.95%, 1.70% and 1.70%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  543     $  673     $  273
  Year 3                                                              $  739     $  836     $  536
  Year 5                                                              $  952     $1,123     $  923
  Year 10                                                             $1,564     $1,810     $2,009


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  543     $  173     $  173
  Year 3                                                              $  739     $  536     $  536
  Year 5                                                              $  952     $  923     $  923
  Year 10                                                             $1,564     $1,810     $2,009





86                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. Inflation-protected debt

THE HARTFORD MUTUAL FUNDS                                                     87

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------


securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



88                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        6.68%     6.94%     1.91%    -0.25%    11.42%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.10% (4th quarter, 2007) and the lowest quarterly return was -3.47% (2nd quarter, 2004).



THE HARTFORD MUTUAL FUNDS                                                     89

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                      LIFE OF FUND
                                                                 1 YEAR   5 YEARS   (SINCE 10/31/02)
  Class A Return Before Taxes                                     6.41%    4.29%          4.76%
  Class A Return After Taxes on Distributions                     4.73%    2.95%          3.43%
  Class A Return After Taxes on Distributions and Sale of Fund
  shares                                                          4.09%    2.88%          3.29%
  Class B Return Before Taxes                                     5.65%    4.19%          4.79%
  Class C Return Before Taxes                                     9.65%    4.52%          4.95%
  Lehman Brothers U.S. TIPS Index (reflects no deduction for
  fees, expenses or taxes)                                       11.64%    6.27%          6.73%


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.


90                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     4.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                               0.55%        0.55%        0.55%
  Distribution and service (12b-1) fees                            0.25%(3)     1.00%        1.00%
  Other expenses
    Interest expense                                               0.18%        0.18%        0.18%
    All other expenses(4)                                          0.38%        0.41%        0.37%
    Total other expenses                                           0.56%        0.59%        0.55%
  Total annual operating expenses                                  1.36%        2.14%        2.10%
  Less: Contractual expense reimbursement(5)                       0.33%        0.36%        0.32%
  Net annual operating expenses(5)                                 1.03%        1.78%        1.78%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking, described above, is due to interest expense on reverse repurchase agreements. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  550     $  681     $  281
  Year 3                                                              $  763     $  860     $  560
  Year 5                                                              $  993     $1,164     $  964
  Year 10                                                             $1,653     $1,897     $2,095


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  550     $  181     $  181
  Year 3                                                              $  763     $  560     $  560
  Year 5                                                              $  993     $  964     $  964
  Year 10                                                             $1,653     $1,897     $2,095




THE HARTFORD MUTUAL FUNDS                                                     91

THE HARTFORD INTERNATIONAL GROWTH FUND
(FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Growth Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $326 million to $232 billion. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.





92                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                 (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -18.76%   49.00%    23.31%     5.63%    22.79%    22.38%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 25.04% (2nd quarter, 2003) and the lowest quarterly return was -21.90% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     93

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                 (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                      LIFE OF FUND
                                                                 1 YEAR   5 YEARS   (SINCE 04/30/01)
  Class A Return Before Taxes                                    15.65%    22.46%        10.10%
  Class A Return After Taxes on Distributions                    11.60%    20.86%         9.02%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                         11.54%    19.19%         8.34%
  Class B Return Before Taxes                                    16.32%    22.75%        10.23%
  Class C Return Before Taxes                                    20.48%    22.94%        10.24%
  MSCI EAFE Growth Index (reflects no deduction for fees,
  expenses or taxes)                                             16.84%    20.25%         9.17%


INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.



94                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                 (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.90%        0.90%        0.90%
  Distribution and service (12b-1) fees                            0.25%(2)     1.00%        1.00%
  Other expenses(3)                                                0.30%        0.43%        0.28%
  Total annual operating expenses                                  1.45%        2.33%        2.18%
  Less: Contractual expense reimbursement(4)                        None        0.03%         None
  Net annual operating expenses(4)                                 1.45%        2.30%        2.18%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  689     $  733     $  321
  Year 3                                                              $  983     $1,018     $  682
  Year 5                                                              $1,299     $1,430     $1,170
  Year 10                                                             $2,190     $2,423     $2,513


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  689     $  233     $  221
  Year 3                                                              $  983     $  718     $  682
  Year 5                                                              $1,299     $1,230     $1,170
  Year 10                                                             $2,190     $2,423     $2,513




THE HARTFORD MUTUAL FUNDS                                                     95

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The fund seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index"). As of December 31, 2007, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $131 million and $354 billion. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



96                                                     THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       12.53%    39.13%    -15.52%   -18.74%   -20.20%   31.47%    17.27%    13.72%    23.67%    26.36%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 22.28% (4th quarter, 1999) and the lowest quarterly return was -22.43% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     97

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                      1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                         19.41%    20.94%     8.30%
  Class A Return After Taxes on Distributions                         14.58%    19.81%     7.41%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              14.23%    18.13%     6.88%
  Class B Return Before Taxes                                         20.52%    21.30%     8.14%
  Class C Return Before Taxes(1)                                      24.55%    21.40%     8.10%
  MSCI AC World ex US Index (reflects no deduction for fees,
  expenses or taxes)                                                  17.12%    24.52%    10.09%


INDEX: The MSCI AC World ex US Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


98                                                     THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.85%        0.85%        0.85%
  Distribution and service (12b-1) fees                            0.25%(2)     1.00%        1.00%
  Other expenses(3)                                                0.34%        0.55%        0.32%
  Total annual operating expenses                                  1.44%        2.40%        2.17%
  Less: Contractual expense reimbursement(4)                        None        0.24%         None
  Net annual operating expenses(4)                                 1.44%        2.16%        2.17%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.57%, 2.32% and 2.32%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  689     $  719     $  320
  Year 3                                                              $  980     $  976     $  679
  Year 5                                                              $1,294     $1,359     $1,164
  Year 10                                                             $2,179     $2,310     $2,503


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  689     $  219     $  220
  Year 3                                                              $  980     $  676     $  679
  Year 5                                                              $1,294     $1,159     $1,164
  Year 10                                                             $2,179     $2,310     $2,503




THE HARTFORD MUTUAL FUNDS                                                     99

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization no greater than $10 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:

     -  a well-articulated business plan,

     -  experienced management,

     -  a sustainable competitive advantage, and

     -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.




100                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -4.38%    54.66%    16.21%    18.00%    28.10%     7.73%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 23.04% (2nd quarter, 2003) and the lowest quarterly return was -17.59% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                    101

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                      LIFE OF FUND
                                                                 1 YEAR   5 YEARS   (SINCE 04/30/01)
  Class A Return Before Taxes                                     1.81%    22.55%        14.29%
  Class A Return After Taxes on Distributions                    -1.70%    18.53%        11.46%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                          2.27%    17.65%        10.99%
  Class B Return Before Taxes                                     2.27%    22.88%        14.57%
  Class C Return Before Taxes                                     6.01%    23.00%        14.41%
  S&P/Citigroup Extended Market Euro-Pacific Index (reflects no
  deduction for fees, expenses or taxes)                          6.03%    28.00%        14.13%


INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.


102                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.90%        0.90%        0.90%
  Distribution and service (12b-1) fees                            0.25%(2)     1.00%        1.00%
  Other expenses(3)                                                0.34%        0.56%        0.34%
  Total annual operating expenses                                  1.49%        2.46%        2.24%
  Less: Contractual expense reimbursement(4)                        None        0.27%         None
  Net annual operating expenses(4)                                 1.49%        2.19%        2.24%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  693     $  722     $  327
  Year 3                                                              $  995     $  985     $  700
  Year 5                                                              $1,318     $1,375     $1,200
  Year 10                                                             $2,232     $2,347     $2,575


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  693     $  222     $  227
  Year 3                                                              $  995     $  685     $  700
  Year 5                                                              $1,318     $1,175     $1,200
  Year 10                                                             $2,232     $2,347     $2,575




THE HARTFORD MUTUAL FUNDS                                                    103

THE HARTFORD LARGECAP GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of December 31, 2007, the market capitalization of companies included in these indices ranged from approximately $458 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with all stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



104                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD LARGECAP GROWTH FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2007
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        4.99%


        2007




 During the period shown in the bar chart, the highest quarterly return was 4.54% (2nd quarter, 2007) and the lowest quarterly return was -2.94% (4th quarter, 2007).



THE HARTFORD MUTUAL FUNDS                                                    105

                                               THE HARTFORD LARGECAP GROWTH FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                      1 YEAR   (SINCE 11/30/06)
  Class A Return Before Taxes                                         -0.78%        -0.24%
  Class A Return After Taxes on Distributions                         -1.41%        -0.86%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              -0.51%        -0.56%
  Class B Return Before Taxes                                         -0.81%         0.62%
  Class C Return Before Taxes                                          3.19%         4.30%
  Russell 1000 Growth Index                                           11.81%        11.20%


INDEX: The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


106                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD LARGECAP GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.65%        0.65%        0.65%
  Distribution and service (12b-1) fees                            0.25%(2)     1.00%        1.00%
  Other expenses(3)                                                0.66%        0.84%        0.79%
  Total annual operating expenses                                  1.56%        2.49%        2.44%
  Less: Contractual expense reimbursement(4)                       0.31%        0.49%        0.44%
  Net annual operating expenses(4)                                 1.25%        2.00%        2.00%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.25%, 2.00% and 2.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  670     $  703     $  303
  Year 3                                                              $  925     $  927     $  627
  Year 5                                                              $1,199     $1,278     $1,078
  Year 10                                                             $1,978     $2,134     $2,327


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  670     $  203     $  203
  Year 3                                                              $  925     $  627     $  627
  Year 5                                                              $1,199     $1,078     $1,078
  Year 10                                                             $1,978     $2,134     $2,327




THE HARTFORD MUTUAL FUNDS                                                    107

THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES TO INVESTORS WHO PARTICIPATE IN WRAP-FEE OR SIMILAR PROGRAMS IN CONNECTION WITH CERTAIN INVESTMENT PLATFORMS. CURRENTLY, THE WRAP-FEE PROGRAMS THAT QUALIFY ARE THOSE WITH STRATEGIC ADVISERS, INC. (THAT ARE CLEARED THROUGH NATIONAL FINANCIAL SERVICES), THE RAYMOND JAMES FREEDOM WRAP ACCOUNT, AND THE A.G. EDWARDS PROFESSIONAL FUND ADVISOR (PFA) WRAP ACCOUNT. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004, (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS THAT INCLUDED (OR OFFERED) THE FUND AS AN INVESTMENT OPTION PRIOR TO AUGUST 16, 2004.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between approximately $446 million and $42 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



108                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       23.12%    50.17%    24.86%    -4.65%    -15.01%   35.84%    15.94%    16.25%    11.04%    14.72%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 29.78% (4th quarter, 1999) and the lowest quarterly return was -18.47% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                    109

                                                        THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                      1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                          8.41%    17.11%    15.21%
  Class A Return After Taxes on Distributions                          4.74%    14.96%    13.46%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                               7.88%    14.50%    12.95%
  Class B Return Before Taxes                                          9.11%    17.35%    15.02%
  Class C Return Before Taxes(1)                                      12.93%    17.66%    15.09%
  S&P MidCap 400 Index (reflects no deduction for fees, expenses or
  taxes)                                                               7.98%    16.20%    11.20%


INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


110                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering Price                                     5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.73%        0.73%        0.73%
  Distribution and service (12b-1) fees                            0.25%(2)     1.00%        1.00%
  Other expenses(3)                                                0.23%        0.26%        0.18%
  Total annual operating expenses(4)                               1.21%        1.99%        1.91%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.37%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  667     $  702     $  294
  Year 3                                                              $  913     $  924     $  600
  Year 5                                                              $1,178     $1,273     $1,032
  Year 10                                                             $1,935     $2,115     $2,233


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  667     $  202     $  194
  Year 3                                                              $  913     $  624     $  600
  Year 5                                                              $1,178     $1,073     $1,032
  Year 10                                                             $1,935     $2,115     $2,233




THE HARTFORD MUTUAL FUNDS                                                    111

THE HARTFORD MIDCAP GROWTH FUND
(FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $42 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



112                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD MIDCAP GROWTH FUND
                               (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO. Hartford Investment Management became a sub-adviser effective December 2006. Performance information represents performance of previous sub-advisers.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        6.98%    10.22%     7.46%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 8.82% (1st quarter, 2006) and the lowest quarterly return was -6.12% (2nd quarter, 2006).



THE HARTFORD MUTUAL FUNDS                                                    113

                                                 THE HARTFORD MIDCAP GROWTH FUND
                               (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                     1 YEAR   (SINCE 01/01/2005)
  Class A Return Before Taxes                                         1.55%          6.20%
  Class A Return After Taxes on Distributions                        -2.80%          4.13%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              1.31%          4.20%
  Class B Return Before Taxes                                         2.22%          6.68%
  Class C Return Before Taxes                                         5.75%          7.43%
  Russell MidCap Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                 11.43%         11.39%


INDEX: The Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.


114                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD MIDCAP GROWTH FUND
                               (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                               0.75%        0.75%        0.75%
  Distribution and service (12b-1) fees                            0.25%(3)     1.00%        1.00%
  Other expenses(4)                                                0.60%        0.79%        0.64%
  Total annual operating expenses                                  1.60%        2.54%        2.39%
  Less: Contractual expense reimbursement(5)                       0.28%        0.65%        0.35%
  Net annual operating expenses(5)                                 1.32%        1.89%        2.04%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective December 4, 2006, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.35%, 2.10% and 2.10%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  677     $  692     $  307
  Year 3                                                              $  945     $  894     $  640
  Year 5                                                              $1,234     $1,221     $1,098
  Year 10                                                             $2,053     $2,063     $2,369


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  677     $  192     $  207
  Year 3                                                              $  945     $  594     $  640
  Year 5                                                              $1,234     $1,021     $1,098
  Year 10                                                             $2,053     $2,063     $2,369





THE HARTFORD MUTUAL FUNDS                                                    115

THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004 AND (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between approximately $446 million and $42 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

     -  attractive valuation,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



116                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -13.49%   42.49%    15.54%     9.61%    17.04%     1.79%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 20.83% (2nd quarter, 2003) and the lowest quarterly return was -20.08% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                    117

                                                  THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                      LIFE OF FUND
                                                                 1 YEAR   5 YEARS   (SINCE 04/30/01)
  Class A Return Before Taxes                                    -3.80%    15.22%         8.70%
  Class A Return After Taxes on Distributions                    -6.90%    13.05%         7.16%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                          0.61%    12.75%         7.18%
  Class B Return Before Taxes                                    -3.10%    15.46%         8.84%
  Class C Return Before Taxes                                     0.27%    15.72%         8.86%
  Russell 2500 Value Index (reflects no deduction for fees,
  expenses or taxes)                                             -7.27%    16.17%        11.12%


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


118                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.85%        0.85%        0.85%
  Distribution and service (12b-1) fees                            0.25%(2)     1.00%        1.00%
  Other expenses(3)                                                0.30%        0.42%        0.27%
  Total annual operating expenses                                  1.40%        2.27%        2.12%
  Less: Contractual expense reimbursement(4)                        None        0.17%         None
  Net annual operating expenses(4)                                 1.40%        2.10%        2.12%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  685     $  713     $  315
  Year 3                                                              $  969     $  958     $  664
  Year 5                                                              $1,274     $1,329     $1,139
  Year 10                                                             $2,137     $2,252     $2,452


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  685     $  213     $  215
  Year 3                                                              $  969     $  658     $  664
  Year 5                                                              $1,274     $1,129     $1,139
  Year 10                                                             $2,137     $2,252     $2,452




THE HARTFORD MUTUAL FUNDS                                                    119

THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.



120                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        4.69%     4.32%     5.33%     3.29%     0.97%     0.24%     0.44%     2.36%     4.23%     4.40%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 1.43% (3rd quarter, 2000) and the lowest quarterly return was 0.03% (2nd quarter, 2004).



THE HARTFORD MUTUAL FUNDS                                                    121

                                                  THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                      1 YEAR   5 YEARS   10 YEARS
  Class A                                                              4.40%    2.32%      3.03%
  Class B                                                             -1.38%    1.36%      2.39%
  Class C(1)                                                           2.64%    1.74%      2.38%
  90-Day Treasury Bill Index (reflects no deductions for fees,
  expenses or taxes)(2)                                                4.40%    2.90%      3.50%


INDEX: The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills. You cannot invest directly in an index.

Please call 1-888-843-7824 for the fund's most recent current and effective yield information. HIFSCO, the distributor of The Hartford Mutual Funds, has agreed to waive receipt of Rule 12b-1 fees for Class B and C shares in an amount necessary to prevent the yield on those shares from becoming negative. This waiver may be discontinued at any time. Total return and yield for Class B and Class C shares would have been lower if the fund's Rule 12b-1 fees had not been limited by HIFSCO.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) The 60-Day Treasury Bill Index is no longer available as the fund's index.


122                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      None         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)     5.00%        1.00%
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                               0.45%        0.45%        0.45%
  Distribution and service (12b-1) fees                            0.25%(3)     1.00%        1.00%
  Other expenses(4)                                                0.31%        0.29%        0.16%
  Total annual operating expenses                                  1.01%        1.74%        1.61%
  Less: Contractual expense reimbursement(5)                       0.11%        0.09%         None
  Net annual operating expenses(5)                                 0.90%        1.65%        1.61%



(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.90%, 1.65% and 1.65%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $   92     $  668     $  264
  Year 3                                                              $  287     $  820     $  508
  Year 5                                                              $  498     $1,097     $  876
  Year 10                                                             $1,108     $1,754     $1,911


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $   92     $  168     $  164
  Year 3                                                              $  287     $  520     $  508
  Year 5                                                              $  498     $  897     $  876
  Year 10                                                             $1,108     $1,754     $1,911





THE HARTFORD MUTUAL FUNDS                                                    123

THE HARTFORD SELECT MIDCAP VALUE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between $446 million to $42 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



124                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD SELECT MIDCAP VALUE FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became a sub-adviser effective December 2006. Performance represents performance of previous sub-advisers.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       17.58%    -9.96%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 8.80% (4th quarter, 2006) and the lowest quarterly return was -10.32% (4th quarter, 2007).



THE HARTFORD MUTUAL FUNDS                                                    125

                                           THE HARTFORD SELECT MIDCAP VALUE FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                               LIFE OF FUND
                                                                   1 YEAR   (SINCE 04/29/2005)
  Class A Return Before Taxes                                     -14.91%          4.67%
  Class A Return After Taxes on Distributions                     -17.38%          2.74%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                           -8.88%          3.10%
  Class B Return Before Taxes                                     -14.49%          5.18%
  Class C Return Before Taxes                                     -11.37%          6.15%
  Russell MidCap Value Index (reflects no deduction for fees,
  expenses or taxes)                                               -1.42%         12.24%


INDEX: The Russell MidCap Value Index is an unmanaged index measuring the performance of the mid-cap value segment of the U.S. equity universe. You cannot invest directly in an index.


126                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD SELECT MIDCAP VALUE FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                              0.75%         0.75%        0.75%
  Distribution and service (12b-1) fees                           0.25%(3)      1.00%        1.00%
  Other expenses(4)                                               0.47%         0.69%        0.48%
  Total annual operating expenses                                 1.47%         2.44%        2.23%
  Less: Contractual expense reimbursement(5)                      0.17%         0.61%        0.19%
  Net annual operating expenses(5)                                1.30%         1.83%        2.04%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective December 4, 2006, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.30%, 2.05% and 2.05%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  675     $  686     $  307
  Year 3                                                              $  939     $  876     $  640
  Year 5                                                              $1,224     $1,190     $1,098
  Year 10                                                             $2,032     $2,009     $2,369


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  675     $  186     $  207
  Year 3                                                              $  939     $  576     $  640
  Year 5                                                              $1,224     $  990     $1,098
  Year 10                                                             $2,032     $2,009     $2,369





THE HARTFORD MUTUAL FUNDS                                                    127

THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($6 billion as of December 31, 2007). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments. The fund may trade securities actively.

Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom-up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Equity securities of small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose

128                                                    THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------


greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                    129

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
FOR CALENDAR YEAR 2007
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -4.72%


        2007




 During the period shown in the bar chart, the highest quarterly return was 3.73% (1st quarter, 2007) and the lowest quarterly return was -7.67% (4th quarter, 2007).



130                                                    THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                               LIFE OF FUND
                                                                    1 YEAR   (SINCE 07/31/06)
  Class A Return Before Taxes                                       -9.96%         1.17%
  Class A Return After Taxes on Distributions                      -12.15%        -0.61%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                            -6.32%         0.06%
  Class B Return Before Taxes                                      -10.11%         1.56%
  Class C Return Before Taxes                                       -6.50%         4.39%
  Russell 2000 Value Index                                          -9.78%         1.62%


INDEX: The Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange. American Stock Exchange and Nasdaq. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    131

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 1.00%         1.00%        1.00%
  Distribution and service (12b-1) fees                           0.25%(2)      1.00%        1.00%
  Other expenses(3)                                               0.17%         0.49%        0.50%
  Total annual operating expenses                                 1.42%         2.49%        2.50%
  Less: Contractual expense reimbursement(4)                       None         0.19%        0.20%
  Net annual operating expenses(4)                                1.42%         2.30%        2.30%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  687     $  733     $  333
  Year 3                                                              $  975     $1,018     $  718
  Year 5                                                              $1,284     $1,430     $1,230
  Year 10                                                             $2,158     $2,415     $2,636


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  687     $  233     $  233
  Year 3                                                              $  975     $  718     $  718
  Year 5                                                              $1,284     $1,230     $1,230
  Year 10                                                             $2,158     $2,415     $2,636




132                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SHORT DURATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 years can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.


THE HARTFORD MUTUAL FUNDS                                                    133

                                                THE HARTFORD SHORT DURATION FUND

--------------------------------------------------------------------------------

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.



134                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        3.87%     1.45%     1.79%     3.96%     3.08%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 1.81% (2nd quarter, 2003) and the lowest quarterly return was -1.25% (2nd quarter, 2004).



THE HARTFORD MUTUAL FUNDS                                                    135

                                                THE HARTFORD SHORT DURATION FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                   LIFE OF FUND
                                                              1 YEAR   5 YEARS   (SINCE 10/31/02)
  Class A Return Before Taxes                                 -0.01%    2.20%          2.39%
  Class A Return After Taxes on Distributions                 -1.57%    0.96%          1.15%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                 -0.03%    1.15%          1.31%
  Class B Return Before Taxes                                 -2.62%    1.73%          2.09%
  Class C Return Before Taxes                                  1.33%    2.09%          2.26%
  Lehman Brothers 1-5 Year U.S. Government/Credit Index
  (reflects no deduction for fees, expenses or taxes)          7.27%    3.60%          3.77%


INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index. You cannot invest directly in an index.


136                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    3.00%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                              0.50%         0.50%        0.50%
  Distribution and service (12b-1) fees                           0.25%(3)      1.00%        1.00%
  Other expenses(4)                                               0.21%         0.35%        0.19%
  Total annual operating expenses                                 0.96%         1.85%        1.69%
  Less: Contractual expense reimbursement(5)                      0.06%         0.20%        0.04%
  Net annual operating expenses(5)                                0.90%         1.65%        1.65%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.90%, 1.65% and 1.65%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  389     $  668     $  268
  Year 3                                                              $  578     $  820     $  520
  Year 5                                                              $  783     $1,097     $  897
  Year 10                                                             $1,375     $1,754     $1,955


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  389     $  168     $  168
  Year 3                                                              $  578     $  520     $  520
  Year 5                                                              $  783     $  897     $  897
  Year 10                                                             $1,375     $1,754     $1,955




THE HARTFORD MUTUAL FUNDS                                                    137

THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth,

     -  are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and

138                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------


increased tax liability from the fund's realization of capital gains.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.

Hartford Investment Management became an additional sub-adviser effective June 2006.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       10.46%    65.66%    -13.12%   -15.84%   -30.54%   55.40%    11.37%    20.54%    13.71%    11.25%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 35.86% (4th quarter, 1999) and the lowest quarterly return was -23.71% (3rd quarter, 2001).



THE HARTFORD MUTUAL FUNDS                                                    139

                                                 THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                    1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                        5.13%    20.04%     8.77%
  Class A Return After Taxes on Distributions                        1.77%    18.97%     7.68%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                             4.15%    17.39%     7.18%
  Class B Return Before Taxes                                        5.70%    20.35%     8.60%
  Class C Return Before Taxes(1)                                     9.45%    20.52%     8.61%
  Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                 7.05%    16.50%     4.32%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.



140                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.82%         0.82%        0.82%
  Distribution and service (12b-1) fees                           0.25%(2)      1.00%        1.00%
  Other expenses(3)                                               0.32%         0.48%        0.32%
  Total annual operating expenses                                 1.39%         2.30%        2.14%
  Less: Contractual expense reimbursement(4)                       None         0.25%         None
  Net annual operating expenses(4)                                1.39%         2.05%        2.14%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A share, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  684     $  708     $  317
  Year 3                                                              $  966     $  943     $  670
  Year 5                                                              $1,269     $1,303     $1,149
  Year 10                                                             $2,127     $2,210     $2,472


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  684     $  208     $  217
  Year 3                                                              $  966     $  643     $  670
  Year 5                                                              $1,269     $1,103     $1,149
  Year 10                                                             $2,127     $2,210     $2,472




THE HARTFORD MUTUAL FUNDS                                                    141

THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive value and momentum measures. Value factors compare securities within sectors based on measures such as valuations, earnings quality and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete

142                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------


or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.


--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

Hartford Investment Management became an additional sub-adviser effective November 2006. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       19.85%    111.43%   -13.95%   -21.97%   -29.08%   49.28%    15.12%     9.74%     5.45%    -2.35%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



THE HARTFORD MUTUAL FUNDS                                                    143

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                    1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes(1)                                    -7.72%    12.90%     8.27%
  Class A Return After Taxes on Distributions(1)                    -9.48%    12.48%     5.47%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         -3.28%    11.26%     5.73%
  Class B Return Before Taxes(1)                                    -7.29%    13.18%     8.21%
  Class C Return Before Taxes(1)                                    -4.06%    13.36%     8.16%
  Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                 7.05%    16.50%     4.32%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


144                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                              0.77%         0.77%        0.77%
  Distribution and service (12b-1) fees                           0.25%(3)      1.00%        1.00%
  Other expenses(4)                                               0.89%         0.70%        0.45%
  Total annual operating expenses                                 1.91%         2.47%        2.22%
  Less: Contractual expense reimbursement(5)                      0.99%         0.60%        0.10%
  Net annual operating expenses(5)                                0.92%         1.87%        2.12%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  639     $  690     $  315
  Year 3                                                              $  827     $  888     $  664
  Year 5                                                              $1,031     $1,211     $1,139
  Year 10                                                             $1,619     $1,942     $2,452


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  639     $  190     $  215
  Year 3                                                              $  827     $  588     $  664
  Year 5                                                              $1,031     $1,011     $1,139
  Year 10                                                             $1,619     $1,942     $2,452





THE HARTFORD MUTUAL FUNDS                                                    145

THE HARTFORD STOCK FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



146                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       31.33%    22.31%    -5.09%    -13.73%   -24.49%   25.34%     3.14%     8.84%    13.73%     5.21%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 20.30% (4th quarter, 1998) and the lowest quarterly return was -17.28% (2nd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                    147

                                                         THE HARTFORD STOCK FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                    1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                       -0.58%     9.73%     4.68%
  Class A Return After Taxes on Distributions                       -0.62%     9.63%     4.37%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                            -0.37%     8.42%     3.92%
  Class B Return Before Taxes                                       -0.68%     9.79%     4.46%
  Class C Return Before Taxes(1)                                     3.48%    10.20%     4.55%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%    12.82%     5.91%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


148                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                              0.71%         0.71%        0.71%
  Distribution and service (12b-1) fees                           0.25%(3)      1.00%        1.00%
  Other expenses(4)                                               0.39%         0.50%        0.30%
  Total annual operating expenses                                 1.35%         2.21%        2.01%
  Less: Contractual expense reimbursement(5)                      0.13%         0.14%         None
  Net annual operating expenses(5)                                1.22%         2.07%        2.01%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.25%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  667     $  710     $  304
  Year 3                                                              $  916     $  949     $  630
  Year 5                                                              $1,183     $1,314     $1,083
  Year 10                                                             $1,946     $2,182     $2,338


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  667     $  210     $  204
  Year 3                                                              $  916     $  649     $  630
  Year 5                                                              $1,183     $1,114     $1,083
  Year 10                                                             $1,946     $2,182     $2,338





THE HARTFORD MUTUAL FUNDS                                                    149

THE HARTFORD STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Strategic Income Fund seeks a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities. The fund focuses its investments, under normal circumstances, in non-investment grade debt securities, foreign securities, and highly rated securities. Non-investment grade debt securities are securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade debt securities are commonly referred to as "high yield - high risk" or "junk bonds". Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets. Highly rated securities include, but are not limited to, U.S. government securities, mortgages, asset-backed securities and commercial mortgage backed securities.

The fund may also invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, convertible securities, preferred stock, and common stock. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes. The fund may invest in debt securities of any maturity.

The fund will generally hold a diversified portfolio of investments in various sectors, although the fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.

The overall investment approach of Hartford Investment Management's team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk, credit risk, income risk and foreign investment risk.

When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive loan and bond funds. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

In some circumstances the fund's investments could become harder to value.

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Moreover, the fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on

150                                                    THE HARTFORD MUTUAL FUNDS

                                              THE HARTFORD STRATEGIC INCOME FUND

--------------------------------------------------------------------------------


such collateral) and unsecured loans. Holders' claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's judgment with respect to a number of factors. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                    151

                                              THE HARTFORD STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    4.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                              0.55%         0.55%        0.55%
  Distribution and service (12b-1) fees                           0.25%(3)      1.00%        1.00%
  Other expenses(4)                                               0.22%         0.27%        0.25%
  Total annual operating expenses(5)                              1.02%         1.82%        1.80%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has agreed to waive 100% of the management fee through May 31, 2008.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.15%, 1.90% and 1.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                               $549       $685       $283
  Year 3                                                               $760       $873       $566


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                               $549       $185       $183
  Year 3                                                               $760       $573       $566




152                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND

--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.

The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.



THE HARTFORD MUTUAL FUNDS                                                    153

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        3.80%     6.14%     4.51%     5.36%    -2.42%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.17% (4th quarter, 2003) and the lowest quarterly return was -2.86% (2nd quarter, 2004).



154                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                   LIFE OF FUND
                                                              1 YEAR   5 YEARS   (SINCE 10/31/02)
  Class A Return Before Taxes                                 -6.81%    2.48%          2.74%
  Class A Return After Taxes on Distributions                 -6.83%    2.48%          2.74%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                 -3.11%    2.69%          2.91%
  Class B Return Before Taxes                                 -7.93%    2.28%          2.70%
  Class C Return Before Taxes                                 -4.08%    2.69%          2.93%
  Lehman Brothers California Municipal Bond Index (reflects
  no deduction for fees, expenses or taxes)                    2.81%    4.49%          4.67%


INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    155

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    4.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.55%         0.55%        0.55%
  Distribution and service (12b-1) fees                           0.25%(2)      1.00%        1.00%
  Other expenses(3)                                               0.12%         0.15%        0.15%
  Acquired Fund fees and expenses                                 0.02%         0.02%        0.02%
  Total annual operating expenses                                 0.94%         1.72%        1.72%
  Less: Contractual expense reimbursement(4)                      0.07%         0.10%        0.10%
  Net annual operating expenses(4)                                0.87%         1.62%        1.62%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  535     $  665     $  265
  Year 3                                                              $  715     $  811     $  511
  Year 5                                                              $  911     $1,081     $  881
  Year 10                                                             $1,474     $1,721     $1,922


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  535     $  165     $  165
  Year 3                                                              $  715     $  511     $  511
  Year 5                                                              $  911     $  881     $  881
  Year 10                                                             $1,474     $1,721     $1,922




156                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND

--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.



THE HARTFORD MUTUAL FUNDS                                                    157

                                            THE HARTFORD TAX-FREE MINNESOTA FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        5.76%    -2.57%    10.54%     3.69%     7.79%     4.79%     4.45%     2.54%     4.48%    -0.51%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.66% (4th quarter, 2000) and the lowest quarterly return was -2.46% (2nd quarter, 2004).

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.



158                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                    1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes(1)                                    -4.99%    2.18%      3.55%
  Class A Return After Taxes on Distributions(1)                    -5.00%    2.08%      3.33%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         -1.89%    2.42%      3.50%
  Class B Return Before Taxes(1)                                    -6.13%    2.03%      3.21%
  Class C Return Before Taxes(1)                                    -2.28%    2.38%      3.20%
  Lehman Brothers Municipal Bond Index (reflects no deduction for
  fees, expenses or taxes)                                           3.36%    4.30%      5.18%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


THE HARTFORD MUTUAL FUNDS                                                    159

                                            THE HARTFORD TAX-FREE MINNESOTA FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                 CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                    4.50%          None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None(1)      5.00%        1.00%
  Exchange fees                                                    None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                              0.55%         0.55%        0.55%
  Distribution and service (12b-1) fees                           0.25%(3)      1.00%        1.00%
  Other expenses(4)                                               0.21%         0.23%        0.22%
  Acquired Fund fees and expenses                                 0.02%         0.02%        0.02%
  Total annual operating expenses                                 1.03%         1.80%        1.79%
  Less: Contractual expense reimbursement(5)                      0.16%         0.18%        0.17%
  Net annual operating expenses(5)                                0.87%         1.62%        1.62%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                           CLASS A    CLASS B    CLASS C
  Year 1                                                              $  535     $  665     $  265
  Year 3                                                              $  715     $  811     $  511
  Year 5                                                              $  911     $1,081     $  881
  Year 10                                                             $1,474     $1,721     $1,922


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                        CLASS A    CLASS B    CLASS C
  Year 1                                                              $  535     $  165     $  165
  Year 3                                                              $  715     $  511     $  511
  Year 5                                                              $  911     $  881     $  881
  Year 10                                                             $1,474     $1,721     $1,922




160                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.



THE HARTFORD MUTUAL FUNDS                                                    161

                                             THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered. ), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        5.23%    -3.66%     9.96%     3.50%     9.70%     4.68%     5.22%     4.16%     5.78%    -1.98%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.09% (3rd quarter, 2002) and the lowest quarterly return was -2.57% (2nd quarter, 2004).

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which had different operating expenses.



162                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                    1 YEAR    5 YEARS    10 YEARS
  Class A Return Before Taxes(1)                                    -6.39%     2.58%       3.85%
  Class A Return After Taxes on Distributions(1)                    -6.40%     2.49%       3.58%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         -2.76%     2.77%       3.72%
  Class B Return Before Taxes(1)                                    -7.42%     2.41%       3.43%
  Class C Return Before Taxes(1)                                    -3.66%     2.79%       3.46%
  Lehman Brothers Municipal Bond Index (reflects no deduction for
  fees, expenses or taxes)                                           3.36%     4.30%       5.18%



INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


THE HARTFORD MUTUAL FUNDS                                                    163

                                             THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                                0.55%       0.55%       0.55%
  Distribution and service (12b-1) fees                             0.25%(3)    1.00%       1.00%
  Other expenses(4)                                                 0.16%       0.22%       0.17%
  Acquired Fund fees and expenses                                   0.02%       0.02%       0.02%
  Total annual operating expenses                                   0.98%       1.79%       1.74%
  Less: Contractual expense reimbursement(5)                        0.11%       0.17%       0.12%
  Net annual operating expenses(5)                                  0.87%       1.62%       1.62%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  535      $  665      $  265
  Year 3                                                            $  715      $  811      $  511
  Year 5                                                            $  911      $1,081      $  881
  Year 10                                                           $1,474      $1,721      $1,922


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  535      $  165      $  165
  Year 3                                                            $  715      $  511      $  511
  Year 5                                                            $  911      $  881      $  881
  Year 10                                                           $1,474      $1,721      $1,922




164                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NEW YORK FUND

--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.

The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than

THE HARTFORD MUTUAL FUNDS                                                    165

                                             THE HARTFORD TAX-FREE NEW YORK FUND

--------------------------------------------------------------------------------


other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        6.03%     4.86%     3.64%     5.50%    -0.51%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.65% (3rd quarter, 2004) and the lowest quarterly return was -3.24% (2nd quarter, 2004).



166                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NEW YORK FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                     LIFE OF FUND
                                                              1 YEAR    5 YEARS    (SINCE 10/31/02)
  Class A Return Before Taxes                                 -4.99%     2.93%           3.21%
  Class A Return After Taxes on Distributions                 -5.00%     2.84%           3.12%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                 -1.96%     3.01%           3.25%
  Class B Return Before Taxes                                 -6.04%     2.77%           3.20%
  Class C Return Before Taxes                                 -2.20%     3.12%           3.37%
  Lehman Brothers New York Municipal Bond Index (reflects
  no deduction for fees, expenses or taxes)                    3.62%     4.24%           4.42%



INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    167

                                             THE HARTFORD TAX-FREE NEW YORK FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                   0.55%       0.55%       0.55%
  Distribution and service (12b-1) fees                             0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                 0.17%       0.19%       0.18%
  Acquired Fund fees and expenses                                   0.02%       0.02%       0.02%
  Total annual operating expenses                                   0.99%       1.76%       1.75%
  Less: Contractual expense reimbursement(4)                        0.12%       0.14%       0.13%
  Net annual operating expenses(4)                                  0.87%       1.62%       1.62%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  535      $  665      $  265
  Year 3                                                            $  715      $  811      $  511
  Year 5                                                            $  911      $1,081      $  881
  Year 10                                                           $1,474      $1,721      $1,922


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  535      $  165      $  165
  Year 3                                                            $  715      $  511      $  511
  Year 5                                                            $  911      $  881      $  881
  Year 10                                                           $1,474      $1,721      $1,922





168                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are

THE HARTFORD MUTUAL FUNDS                                                    169

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------


"subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.



170                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        7.48%    -2.71%    11.26%     7.73%     9.28%     7.14%     3.93%     1.72%     3.88%     4.34%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.10% (4th quarter, 2000) and the lowest quarterly return was -2.39% (2nd quarter, 2004).



THE HARTFORD MUTUAL FUNDS                                                    171

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                    1 YEAR    5 YEARS    10 YEARS
  Class A Return Before Taxes                                       -0.35%     3.23%       4.85%
  Class A Return After Taxes on Distributions                       -2.10%     1.49%       2.83%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                            -0.27%     1.73%       2.90%
  Class B Return Before Taxes                                       -1.46%     3.06%       4.57%
  Class C Return Before Taxes(1)                                     2.57%     3.52%       4.63%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                             6.97%     4.42%       5.97%



INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


172                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                   0.54%       0.54%       0.54%
  Distribution and service (12b-1) fees                             0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                 0.25%       0.41%       0.23%
  Total annual operating expenses                                   1.04%       1.95%       1.77%
  Less: Contractual expense reimbursement(4)                        0.04%       0.24%       0.02%
  Net annual operating expenses(4)                                  1.00%       1.71%       1.75%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  547      $  674      $  278
  Year 3                                                            $  754      $  839      $  551
  Year 5                                                            $  978      $1,128      $  949
  Year 10                                                           $1,620      $1,831      $2,062


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  547      $  174      $  178
  Year 3                                                            $  754      $  539      $  551
  Year 5                                                            $  978      $  928      $  949
  Year 10                                                           $1,620      $1,831      $2,062




THE HARTFORD MUTUAL FUNDS                                                    173

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



174                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        8.52%    -1.99%    11.50%     7.49%    10.82%     0.89%     3.22%     1.78%     3.03%     4.63%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.15% (3rd quarter, 2001) and the lowest quarterly return was -2.51% (2nd quarter, 2004).

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.



THE HARTFORD MUTUAL FUNDS                                                    175

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                    1 YEAR    5 YEARS    10 YEARS
  Class A Return Before Taxes(1)                                    -0.08%     1.76%       4.42%
  Class A Return After Taxes on Distributions(1)                    -1.77%     0.18%       2.44%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         -0.09%     0.57%       2.51%
  Class B Return Before Taxes(1)                                    -1.06%     1.61%       4.01%
  Class C Return Before Taxes(1)                                     2.76%     1.93%       4.02%
  Lehman Brothers U.S. Government Index (reflects no deduction
  for fees, expenses or taxes)                                       8.47%     3.69%       5.55%



INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


176                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                                0.55%       0.55%       0.55%
  Distribution and service (12b-1) fees                             0.25%(3)    1.00%       1.00%
  Other expenses(4)                                                 0.34%       0.52%       0.25%
  Total annual operating expenses                                   1.14%       2.07%       1.80%
  Less: Contractual expense reimbursement(5)                        0.14%       0.42%       0.05%
  Net annual operating expenses(5)                                  1.00%       1.65%       1.75%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  547      $  668      $  278
  Year 3                                                            $  754      $  820      $  551
  Year 5                                                            $  978      $1,097      $  949
  Year 10                                                           $1,620      $1,781      $2,062


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  547      $  168      $  178
  Year 3                                                            $  754      $  520      $  551
  Year 5                                                            $  978      $  897      $  949
  Year 10                                                           $1,620      $1,781      $2,062





THE HARTFORD MUTUAL FUNDS                                                    177

THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



178                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -23.16%   27.85%     9.86%     7.51%    20.95%     8.14%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 16.34% (2nd quarter, 2003) and the lowest quarterly return was -19.93% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                    179

                                                         THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                     LIFE OF FUND
                                                              1 YEAR    5 YEARS    (SINCE 04/30/01)
  Class A Return Before Taxes                                  2.19%     13.29%          5.33%
  Class A Return After Taxes on Distributions                  0.70%     12.64%          4.80%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  1.89%     11.42%          4.40%
  Class B Return Before Taxes                                  2.20%     13.48%          5.43%
  Class C Return Before Taxes                                  6.30%     13.71%          5.44%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                          -0.17%     14.63%          7.29%



INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.


180                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                   0.80%       0.80%       0.80%
  Distribution and service (12b-1) fees                             0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                 0.26%       0.43%       0.28%
  Total annual operating expenses                                   1.31%       2.23%       2.08%
  Less: Contractual expense reimbursement(4)                         None       0.13%        None
  Net annual operating expenses(4)                                  1.31%       2.10%       2.08%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  676      $  713      $  311
  Year 3                                                            $  942      $  958      $  652
  Year 5                                                            $1,229      $1,329      $1,119
  Year 10                                                           $2,042      $2,229      $2,410


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  676      $  213      $  211
  Year 3                                                            $  942      $  658      $  652
  Year 5                                                            $1,229      $1,129      $1,119
  Year 10                                                           $2,042      $2,229      $2,410




THE HARTFORD MUTUAL FUNDS                                                    181

THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

     -  attractive valuation,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



182                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        8.38%     8.84%    18.84%    -3.99%    -25.57%   40.85%    17.90%     7.51%    17.75%    -6.85%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 21.74% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



THE HARTFORD MUTUAL FUNDS                                                    183

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                    1 YEAR    5 YEARS    10 YEARS
  Class A Return Before Taxes(1)                                   -11.97%     13.09%      6.36%
  Class A Return After Taxes on Distributions(1)                   -14.72%     11.80%      4.68%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         -5.58%     11.15%      4.73%
  Class B Return Before Taxes(1)                                   -11.39%     13.32%      6.19%
  Class C Return Before Taxes(1)                                    -8.32%     13.54%      6.18%
  Russell 3000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -1.01%     14.69%      7.73%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -0.17%     14.63%      7.68%



INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


184                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                                0.84%       0.84%       0.84%
  Distribution and service (12b-1) fees                             0.25%(3)    1.00%       1.00%
  Other expenses(4)                                                 0.36%       0.56%       0.33%
  Total annual operating expenses                                   1.45%       2.40%       2.17%
  Less: Contractual expense reimbursement(5)                        0.05%       0.38%       0.02%
  Net annual operating expenses(5)                                  1.40%       2.02%       2.15%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  685      $  705      $  318
  Year 3                                                            $  969      $  934      $  673
  Year 5                                                            $1,274      $1,288      $1,154
  Year 10                                                           $2,137      $2,189      $2,483


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  685      $  205      $  218
  Year 3                                                            $  969      $  634      $  673
  Year 5                                                            $1,274      $1,088      $1,154
  Year 10                                                           $2,137      $2,189      $2,483





THE HARTFORD MUTUAL FUNDS                                                    185

THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds-as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund

The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Money Market Fund
The Hartford Strategic Income Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund


186                                                    THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

The Hartford Stock Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.


--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.



THE HARTFORD MUTUAL FUNDS                                                    187

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        8.12%    14.38%    11.48%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 8.29% (4th quarter, 2006) and the lowest quarterly return was -3.19% (1st quarter, 2005).



188                                                    THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                     1 YEAR    (SINCE 05/28/04)
  Class A Return Before Taxes                                         5.35%         11.33%
  Class A Return After Taxes on Distributions                         2.94%         10.24%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              4.75%          9.38%
  Class B Return Before Taxes                                         5.69%         11.73%
  Class C Return Before Taxes                                         9.71%         12.34%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                              5.49%          9.85%(1)



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                    189

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                   0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                             0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                 0.28%       0.36%       0.27%
  Acquired Fund fees and expenses                                   0.86%       0.86%       0.86%
  Total annual operating expenses                                   1.54%       2.37%       2.28%
  Less: Contractual expense reimbursement(4)                         None       0.02%        None
  Net annual operating expenses(4)                                  1.54%       2.35%       2.28%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  698      $  738      $  331
  Year 3                                                            $1,010      $1,033      $  712
  Year 5                                                            $1,343      $1,455      $1,220
  Year 10                                                           $2,284      $2,484      $2,615


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  698      $  238      $  231
  Year 3                                                            $1,010      $  733      $  712
  Year 5                                                            $1,343      $1,255      $1,220
  Year 10                                                           $2,284      $2,484      $2,615




190                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund


THE HARTFORD MUTUAL FUNDS                                                    191

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.


192                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.




THE HARTFORD MUTUAL FUNDS                                                    193

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the how fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        7.29%    12.02%    10.88%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 6.84% (4th quarter, 2006) and the lowest quarterly return was -2.80% (1st quarter, 2005).



194                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------



 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                  LIFE OF FUND
                                                                     1 YEAR     (SINCE 05/28/04)
  Class A Return Before Taxes                                         4.78%           9.78%
  Class A Return After Taxes on Distributions                         2.53%           8.68%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              4.23%           7.99%
  Class B Return Before Taxes                                         5.04%          10.13%
  Class C Return Before Taxes                                         9.08%          10.78%
  S&P 500 Index (reflects no deduction for fees, expenses or
     taxes)                                                           5.49%           9.85%(1)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%           5.16%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                    195

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.13%       0.13%       0.13%
  Distribution and service (12b-1) fees                            0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                0.21%       0.27%       0.20%
  Acquired Fund fees and expenses                                  0.80%       0.80%       0.80%
  Total annual operating expenses(4)                               1.39%       2.20%       2.13%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.50%, 2.25% and 2.25%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  684      $  723      $  316
  Year 3                                                            $  966      $  988      $  667
  Year 5                                                            $1,269      $1,380      $1,144
  Year 10                                                           $2,127      $2,329      $2,462


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  684      $  223      $  216
  Year 3                                                            $  966      $  688      $  667
  Year 5                                                            $1,269      $1,180      $1,144
  Year 10                                                           $2,127      $2,329      $2,462





196                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Select MidCap Value Fund


THE HARTFORD MUTUAL FUNDS                                                    197

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which

198                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------


must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.



THE HARTFORD MUTUAL FUNDS                                                    199

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        6.31%    10.60%     8.72%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.53% (4th quarter, 2006) and the lowest quarterly return was -2.33% (1st quarter, 2005).



200                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                                  LIFE OF FUND
                                                                     1 YEAR     (SINCE 05/28/04)
  Class A Return Before Taxes                                         2.74%           7.93%
  Class A Return After Taxes on Distributions                         0.65%           6.70%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              2.65%           6.26%
  Class B Return Before Taxes                                         2.91%           8.15%
  Class C Return Before Taxes                                         6.96%           8.85%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                              5.49%           9.85%(1)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%           5.16%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                    201

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.13%       0.13%       0.13%
  Distribution and service (12b-1) fees                            0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                0.15%       0.22%       0.16%
  Acquired Fund fees and expenses                                  0.77%       0.77%       0.77%
  Total annual operating expenses(4)                               1.30%       2.12%       2.06%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  675      $  715      $  309
  Year 3                                                            $  939      $  964      $  646
  Year 5                                                            $1,224      $1,339      $1,108
  Year 10                                                           $2,032      $2,243      $2,390


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  675      $  215      $  209
  Year 3                                                            $  939      $  664      $  646
  Year 5                                                            $1,224      $1,139      $1,108
  Year 10                                                           $2,032      $2,243      $2,390




202                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Select MidCap Value Fund


THE HARTFORD MUTUAL FUNDS                                                    203

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing

204                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------


the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.



THE HARTFORD MUTUAL FUNDS                                                    205

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        4.68%     8.46%     6.77%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 3.86% (4th quarter, 2006) and the lowest quarterly return was -1.56% (1st quarter, 2005).



206                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                                 LIFE OF FUND
                                                                    1 YEAR     (SINCE 05/28/04)
  Class A Return Before Taxes                                        0.90%           5.75%
  Class A Return After Taxes on Distributions                       -1.05%           4.33%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                             1.18%           4.23%
  Class B Return Before Taxes                                        1.00%           6.02%
  Class C Return Before Taxes                                        5.08%           6.74%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%           9.85%(1)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                             6.97%           5.16%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                    207

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                            0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                0.19%       0.26%       0.19%
  Acquired Fund fees and expenses                                  0.72%       0.72%       0.72%
  Total annual operating expenses                                  1.31%       2.13%       2.06%
  Less: Contractual expense reimbursement(4)                        None       0.03%        None
  Net annual operating expenses(4)                                 1.31%       2.10%       2.06%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.35%, 2.10% and 2.10%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  676      $  713      $  309
  Year 3                                                            $  942      $  958      $  646
  Year 5                                                            $1,229      $1,329      $1,108
  Year 10                                                           $2,042      $2,229      $2,390


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  676      $  213      $  209
  Year 3                                                            $  942      $  658      $  646
  Year 5                                                            $1,229      $1,129      $1,108
  Year 10                                                           $2,042      $2,229      $2,390




208                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.


THE HARTFORD MUTUAL FUNDS                                                    209

                                             THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------


Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.




210                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        1.60%     4.01%     4.62%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 2.57% (3rd quarter, 2006) and the lowest quarterly return was -0.69% (1st quarter, 2005).



THE HARTFORD MUTUAL FUNDS                                                    211

                                             THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------



 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                                 LIFE OF FUND
                                                                    1 YEAR     (SINCE 05/28/04)
  Class A Return Before Taxes                                       -0.08%           2.35%
  Class A Return After Taxes on Distributions                       -1.72%           0.93%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                            -0.08%           1.17%
  Class B Return Before Taxes                                       -1.11%           2.19%
  Class C Return Before Taxes                                        2.89%           2.93%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                             6.97%           5.16%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2007.


212                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                  CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None(1)    5.00%       1.00%
  Exchange fees                                                     None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                            0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                0.36%       0.42%       0.39%
  Acquired Fund fees and expenses                                  0.65%       0.65%       0.65%
  Total annual operating expenses                                  1.41%       2.22%       2.19%
  Less: Contractual expense reimbursement(4)                       0.21%       0.27%       0.24%
  Net annual operating expenses(4)                                 1.20%       1.95%       1.95%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.20%, 1.95% and 1.95%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  567      $  698      $  298
  Year 3                                                            $  814      $  912      $  612
  Year 5                                                            $1,080      $1,252      $1,052
  Year 10                                                           $1,839      $2,080      $2,275


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  567      $  198      $  198
  Year 3                                                            $  814      $  612      $  612
  Year 5                                                            $1,080      $1,052      $1,052
  Year 10                                                           $1,839      $2,080      $2,275




THE HARTFORD MUTUAL FUNDS                                                    213

THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The

214                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------



Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its

THE HARTFORD MUTUAL FUNDS                                                    215

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------



performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.




216                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        5.56%     6.17%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 2.88% (4th quarter, 2006) and the lowest quarterly return was -0.33% (2nd quarter, 2006).



THE HARTFORD MUTUAL FUNDS                                                    217

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------



 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                                 LIFE OF FUND
                                                                    1 YEAR     (SINCE 09/30/05)
  Class A Return Before Taxes                                        0.33%           2.54%
  Class A Return After Taxes on Distributions                       -1.48%           0.33%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                             0.28%           0.88%
  Class B Return Before Taxes                                        0.48%           3.15%
  Class C Return Before Taxes                                        4.60%           4.44%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%          10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                             6.97%           5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


218                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                   0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                             0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                 3.92%       4.02%       4.01%
  Acquired Fund fees and expenses                                   0.70%       0.70%       0.70%
  Total annual operating expenses                                   5.02%       5.87%       5.86%
  Less: Contractual expense reimbursement(4)                        3.82%       3.92%       3.91%
  Net annual operating expenses(4)                                  1.20%       1.95%       1.95%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.20%, 1.95% and 1.95%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  666      $  698      $  298
  Year 3                                                            $  910      $  912      $  612
  Year 5                                                            $1,173      $1,252      $1,052
  Year 10                                                           $1,925      $2,080      $2,275


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  666      $  198      $  198
  Year 3                                                            $  910      $  612      $  612
  Year 5                                                            $1,173      $1,052      $1,052
  Year 10                                                           $1,925      $2,080      $2,275




THE HARTFORD MUTUAL FUNDS                                                    219

THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 42% of assets in fixed income funds and approximately 58% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2010), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2010), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund


220                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------

The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying

THE HARTFORD MUTUAL FUNDS                                                    221

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------


Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



222                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        7.37%     8.66%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.11% (4th quarter, 2006) and the lowest quarterly return was -1.13% (2nd quarter, 2006).



THE HARTFORD MUTUAL FUNDS                                                    223

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                     1 YEAR    (SINCE 09/30/05)
  Class A Return Before Taxes                                         2.68%          4.70%
  Class A Return After Taxes on Distributions                         0.68%          2.21%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              1.91%          2.56%
  Class B Return Before Taxes                                         2.76%          5.32%
  Class C Return Before Taxes                                         6.86%          6.55%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                              5.49%         10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%          5.28%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


224                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or
  redemption proceeds, whichever is less)                            None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                   0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                             0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                 1.41%       1.50%       1.47%
  Acquired Fund fees and expenses                                   0.74%       0.74%       0.74%
  Total annual operating expenses                                   2.55%       3.39%       3.36%
  Less: Contractual expense reimbursement(4)                        1.30%       1.39%       1.36%
  Net annual operating expenses(4)                                  1.25%       2.00%       2.00%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.25%, 2.00% and 2.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                          CLASS A     CLASS B     CLASS C
  Year 1                                                             $  670      $  703      $  303
  Year 3                                                             $  925      $  927      $  627
  Year 5                                                             $1,199      $1,278      $1,078
  Year 10                                                            $1,978      $2,134      $2,327


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                       CLASS A     CLASS B     CLASS C
  Year 1                                                             $  670      $  203      $  203
  Year 3                                                             $  925      $  627      $  627
  Year 5                                                             $1,199      $1,078      $1,078
  Year 10                                                            $1,978      $2,134      $2,327




THE HARTFORD MUTUAL FUNDS                                                    225

THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 29% of assets in fixed income funds and approximately 71% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2020), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2020), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


226                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more

THE HARTFORD MUTUAL FUNDS                                                    227

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------


risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent

228                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------


that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        9.76%     8.45%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.35% (4th quarter, 2006) and the lowest quarterly return was -1.50% (2nd quarter, 2006).



THE HARTFORD MUTUAL FUNDS                                                    229

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                     1 YEAR    (SINCE 09/30/05)
  Class A Return Before Taxes                                         2.49%          6.03%
  Class A Return After Taxes on Distributions                         0.93%          4.48%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              1.70%          4.25%
  Class B Return Before Taxes                                         2.70%          6.70%
  Class C Return Before Taxes                                         6.64%          7.92%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                              5.49%         10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%          5.28%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


230                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                   0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                             0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                 0.84%       1.04%       0.96%
  Acquired Fund fees and expenses                                   0.78%       0.78%       0.78%
  Total annual operating expenses                                   2.02%       2.97%       2.89%
  Less: Contractual expense reimbursement(4)                        0.72%       0.92%       0.84%
  Net annual operating expenses(4)                                  1.30%       2.05%       2.05%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.30%, 2.05% and 2.05%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                         CLASS A     CLASS B     CLASS C
  Year 1                                                            $  675      $  708      $  308
  Year 3                                                            $  939      $  943      $  643
  Year 5                                                            $1,224      $1,303      $1,103
  Year 10                                                           $2,032      $2,187      $2,379


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                      CLASS A     CLASS B     CLASS C
  Year 1                                                            $  675      $  208      $  208
  Year 3                                                            $  939      $  643      $  643
  Year 5                                                            $1,224      $1,103      $1,103
  Year 10                                                           $2,032      $2,187      $2,379




THE HARTFORD MUTUAL FUNDS                                                    231

THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 18% of assets in fixed income funds and approximately 82% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2030), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2030), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



232                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines

THE HARTFORD MUTUAL FUNDS                                                    233

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------


and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



234                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        9.83%    10.24%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 6.22% (4th quarter, 2006) and the lowest quarterly return was -2.19% (2nd quarter, 2006).



THE HARTFORD MUTUAL FUNDS                                                    235

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                     1 YEAR    (SINCE 09/30/05)
  Class A Return Before Taxes                                         4.18%          6.66%
  Class A Return After Taxes on Distributions                         2.64%          3.62%
  Class A Return After Taxes on Distributions and Sale of Fund
  Shares                                                              2.81%          3.87%
  Class B Return Before Taxes                                         4.68%          7.43%
  Class C Return Before Taxes                                         9.03%          8.66%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                              5.49%         10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%          5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


236                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                   CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)          None(1)    5.00%       1.00%
  Exchange fees                                                      None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                   0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                             0.25%(2)    1.00%       1.00%
  Other expenses(3)                                                 1.04%       1.48%       1.29%
  Acquired Fund fees and expenses                                   0.80%       0.80%       0.80%
  Total annual operating expenses                                   2.24%       3.43%       3.24%
  Less: Contractual expense reimbursement(4)                        0.89%       1.55%       1.16%
  Net annual operating expenses(4)                                  1.35%       1.88%       2.08%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.35%, 2.10% and 2.10%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                          CLASS A     CLASS B     CLASS C
  Year 1                                                             $  680      $  691      $  311
  Year 3                                                             $  954      $  891      $  652
  Year 5                                                             $1,249      $1,216      $1,119
  Year 10                                                            $2,085      $2,063      $2,410


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                       CLASS A     CLASS B     CLASS C
  Year 1                                                             $  680      $  191      $  211
  Year 3                                                             $  954      $  591      $  652
  Year 5                                                             $1,249      $1,016      $1,119
  Year 10                                                            $2,085      $2,063      $2,410




THE HARTFORD MUTUAL FUNDS                                                    237

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, U.S. Government Securities Fund and Income Allocation Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds except the Equity Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

The Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Each fund (other than the Money Market Fund) (through certain Underlying Funds in the case of a fund of funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of funds) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may

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not perform the way a fund's (or in the case of a fund of funds, an Underlying
Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund in the case of a fund of funds) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.

The use of derivatives is a principal investment strategy for the High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund.

 FOREIGN INVESTMENTS

Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of its principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. The Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund will not invest in foreign investments.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Global Communications Fund, Global Equity Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund and Strategic Income Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as

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extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

Capital Appreciation II Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Growth Fund, Growth Fund, High Yield Fund, High Yield Municipal Bond Fund, International Growth Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund, Stock Fund, Strategic Income Fund, Total Return Bond Fund, Value Fund and all of the funds of funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Except for the Inflation Plus Fund and the Money Market Fund, each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value (10% for the Inflation Plus Fund and the Money Market Fund).

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming

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more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments (10% in the case of the Inflation Plus Fund or the Money Market Fund). In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets (10% in the case of the Inflation Plus Fund or the Money Market Fund) the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction
Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The following funds may have a relatively high portfolio turnover:

- Capital Appreciation II Fund

- Fundamental Growth Fund

- Global Equity Fund

- Global Growth Fund

- Global Technology Fund

- Growth Opportunities Fund

- High Yield Fund

- Income Fund

- Inflation Plus Fund

- International Growth Fund

- International Opportunities Fund

- International Small Company Fund

- LargeCap Growth Fund

- Select SmallCap Value Fund

- Short Duration Fund

- Small Company Fund

- SmallCap Growth Fund

- Strategic Income Fund

- Total Return Bond Fund

- U.S. Government Securities Fund

The other funds (except the funds of funds) may also, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.


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 INVESTMENT POLICIES

Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, LargeCap Growth Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund, U.S. Government Securities Fund and Equity Growth Allocation Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment (High Yield Municipal Bond Fund suggests investment in municipal bonds, however Rule 35d-1 does not apply to the "High Yield" portion of the fund's name). In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

 "FUND OF FUNDS" STRUCTURE

The term "fund of funds" is used to describe mutual funds, such as the Checks and Balances Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, HIFSCO and/or Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO and Hartford Investment Management expect that the reallocation of Underlying Funds to occur quarterly although they may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO and Hartford Investment Management attempt to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.

It is the policy of HIFSCO and Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for HIFSCO and Hartford Investment Management because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to

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Hartford Life Insurance Company and/or its affiliates than others. HIFSCO and
Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts HIFSCO and Hartford Investment Management have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' Board of Directors.

 SUMMARY COMPARISON OF THE FUNDS OF FUNDS

With respect to the ten funds of funds contained in this Prospectus, HIFSCO, in the case of the Checks and Balances Fund, and Hartford Investment Management, in the case of the Asset Allocation Funds and the Target Retirement Funds, invests each fund of funds' assets in a combination of other Hartford Mutual Funds and
ETFs: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO or Hartford Investment Management, as the case may be, intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO or Hartford Investment Management, as the case may be, may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



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 THE INVESTMENT MANAGER

HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, MidCap Growth Fund, Money Market Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2007, KAR had approximately $5.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2007, MetWest Capital had investment management authority over approximately $9.9 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the Select SmallCap Value Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street

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Global Advisors ("SSgA"), the investment management arm of State Street
Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2007, SSgA FM managed approximately $144.1 billion in assets, and State Street Global Advisors managed approximately $1.9 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

 SOFT DOLLAR PRACTICES

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         1.00%
Next $250 million                          0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%


SELECT SMALLCAP VALUE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         1.00%
Next $500 million                          0.95%
Amount Over $1 billion                     0.90%


GLOBAL EQUITY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%


GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND, INTERNATIONAL GROWTH FUND AND INTERNATIONAL SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%


SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         0.90%
Next $150 million                          0.80%
Next $250 million                          0.70%
Amount Over $500 million                   0.65%


GROWTH FUND, GROWTH OPPORTUNITIES FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         0.90%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%


FUNDAMENTAL GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.85%
Next $500 million                          0.80%
Amount Over $1 billion                     0.75%




THE HARTFORD MUTUAL FUNDS                                                    245

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         0.85%
Next $250 million                          0.80%
Next $500 million                          0.75%
Next $500 million                          0.70%
Amount Over $1.5 billion                   0.65%


GLOBAL GROWTH FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, AND MIDCAP VALUE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.85%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%


CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND AND VALUE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%


EQUITY INCOME FUND(1), MIDCAP GROWTH FUND, SELECT MIDCAP VALUE FUND AND STOCK
FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%



(1) Effective November 1, 2007, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2008.

DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Amount Over $1 billion                     0.60%


BALANCED INCOME FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         0.725%
Next $250 million                          0.700%
Next $500 million                          0.675%
Amount Over $1 billion                     0.650%


HIGH YIELD FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.70%
Next $500 million                          0.65%
Next $4 billion                            0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%


ADVISERS FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.690%
Next $500 million                          0.625%
Amount Over $1 billion                     0.575%


FLOATING RATE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $4.5 billion                          0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%


LARGECAP GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $500 million                          0.60%
Amount Over $1 billion                     0.55%


TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.550%
Next $500 million                          0.525%
Next $4 billion                            0.500%
Next $5 billion                            0.480%
Amount Over $10 billion                    0.470%


INCOME FUND, INFLATION PLUS FUND, TAX-FREE CALIFORNIA FUND, TAX-FREE NEW YORK FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%




246                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

HIGH YIELD MUNICIPAL BOND FUND(2) AND STRATEGIC INCOME FUND(2)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.550%
Next $500 million                          0.500%
Next $4 billion                            0.475%
Next $5 billion                            0.455%
Over $10 billion                           0.445%



(2) Effective June 1, 2007, HIFSCO has voluntarily agreed to waive the management fees until May 31, 2008.

SHORT DURATION FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.50%
Next $4.5 billion                          0.45%
Next $5 billion                            0.43%
Amount Over $10 billion                    0.42%


MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $1 billion                           0.45%
Next $4 billion                            0.40%
Next $5 billion                            0.38%
Amount Over $10 billion                    0.37%


BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, EQUITY GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, INCOME ALLOCATION FUND, RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.15%
Amount Over $500 million                   0.10%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                       MANAGEMENT
FUND                                      FEES
----                                   ----------
The Hartford Advisers Fund                0.63%
The Hartford Balanced Income Fund         0.73%
The Hartford Capital Appreciation
  Fund                                    0.66%
The Hartford Capital Appreciation II
  Fund                                    0.94%
The Hartford Checks and Balances Fund     0.00%
The Hartford Disciplined Equity Fund      0.80%
The Hartford Dividend and Growth Fund     0.63%
The Hartford Equity Income Fund           0.76%
The Hartford Floating Rate Fund           0.61%
The Hartford Fundamental Growth Fund      0.87%
The Hartford Global Communications
  Fund                                    0.90%
The Hartford Global Financial
  Services Fund                           0.90%
The Hartford Global Growth Fund           0.82%
The Hartford Global Health Fund           0.88%
The Hartford Global Technology Fund       0.90%
The Hartford Growth Fund                  0.74%
The Hartford Growth Opportunities
  Fund                                    0.73%
The Hartford High Yield Fund              0.75%
The Hartford High Yield Municipal
  Bond Fund                               0.54%
The Hartford Income Fund                  0.60%
The Hartford Inflation Plus Fund          0.59%
The Hartford International Growth
  Fund                                    0.90%
The Hartford International
  Opportunities Fund                      0.85%
The Hartford International Small
  Company Fund                            0.90%
The Hartford LargeCap Growth Fund         0.65%
The Hartford MidCap Fund                  0.73%
The Hartford MidCap Growth Fund           0.77%
The Hartford MidCap Value Fund            0.85%
The Hartford Money Market Fund            0.50%
The Hartford Select MidCap Value Fund     0.77%
The Hartford Select SmallCap Value
  Fund                                    1.00%
The Hartford Short Duration Fund          0.55%
The Hartford Small Company Fund           0.82%
The Hartford SmallCap Growth Fund         0.80%
The Hartford Stock Fund                   0.74%
The Hartford Strategic Income Fund        0.55%
The Hartford Tax-Free California Fund     0.55%
The Hartford Tax-Free Minnesota Fund      0.72%
The Hartford Tax-Free National Fund       0.73%
The Hartford Tax-Free New York Fund       0.55%
The Hartford Total Return Bond Fund       0.54%
The Hartford U.S. Government
  Securities Fund                         0.56%
The Hartford Value Fund                   0.80%
The Hartford Value Opportunities Fund     0.88%
The Hartford Equity Growth Allocation
  Fund                                    0.15%
The Hartford Growth Allocation Fund       0.13%
The Hartford Balanced Allocation Fund     0.13%
The Hartford Conservative Allocation
  Fund                                    0.15%
The Hartford Income Allocation Fund       0.15%
The Hartford Retirement Income Fund       0.15%
The Hartford Target Retirement 2010
  Fund                                    0.15%
The Hartford Target Retirement 2020
  Fund                                    0.15%
The Hartford Target Retirement 2030
  Fund                                    0.15%


Because Global Equity Fund had not commenced operations as of the date of this prospectus, no information is available regarding fees paid by the fund to HIFSCO.

A discussion regarding the basis for the Boards of Directors' approval of the investment management and

THE HARTFORD MUTUAL FUNDS                                                    247

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


investment sub-advisory agreements of the funds (except Global Equity Fund) is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007. A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the Global Equity Fund will be available in the fund's semi-annual report to shareholders covering the fiscal period ended April 30, 2008.

 PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

ADVISERS FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2005 and for clients of the firm for the past three years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional with The Boston Asset Company from 1988 to 2005.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income and money market portion of the fund since 2004 and for clients of the firm for at least the past five years. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for clients of the firm for at least the past five years. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

BALANCED INCOME FUND Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income portion of the fund since its inception in 2006 and for clients of the firm for at least the past five years. Mr. Hill joined Wellington Management as an investment professional in 1993.

Scott I. St. John, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fixed income portion of the fund since its inception in 2006 and for clients of the firm for the past five years. Mr. St. John joined Wellington Management as an investment professional in 2003.

John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since its inception in 2006 and for clients of the firm for at least the past five years. Mr. Ryan joined Wellington Management as an investment professional in 1981.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the equity portion of the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund, It is expected that Mr. Reckmeyer will succeed Mr. Ryan as portfolio manager of the equity portion of the fund.

CAPITAL APPRECIATION FUND Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1996. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, CFA CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management,

248                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


has been involved in portfolio management and securities analysis for the fund since 1998. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

CAPITAL APPRECIATION II FUND The fund employed a multiple portfolio manager structure since its inception in 2005. The five portfolio managers with the most significant responsibilities are set forth below:

Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Carmen joined Wellington Management as an investment professional in 1999.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Palmer joined Wellington Management as an investment professional in 1998.

Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Choumenkovitch joined the firm as an investment professional in 1995.

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Pannell joined Wellington Management as an investment professional in 1974.

CHECKS AND BALANCES FUND The fund is managed by HIFSCO's Investment Oversight Committee, overseen by Vernon Meyer.

Vernon J. Meyer, Vice President of HIFSCO and Chairman of the HIFSCO Investment Oversight Committee, has overseen the management of the fund since its inception
(2007). Mr. Meyer has over 18 years of professional investment experience managing the money manager evaluation, selection and overall due diligence process. Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.

DISCIPLINED EQUITY FUND James A. Rullo, CFA, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager for the fund since its inception in 1998. Mr. Rullo joined Wellington Management as an investment professional in 1994.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Chally joined the firm in 1994 and has been an investment professional since 1996.

DIVIDEND AND GROWTH FUND Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, served as co-manager for the fund from July, 2001 through September, 2001 and as portfolio manager for the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

EQUITY INCOME FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since its inception in 2003. Mr. Ryan joined Wellington Management as an investment professional in 1981.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin/Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund. It is expected

THE HARTFORD MUTUAL FUNDS                                                    249

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


that Mr. Reckmeyer will succeed Mr. Ryan as portfolio manager for the fund.

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Frank Ossino, Vice President of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since November 2007. Mr. Ossino joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Ossino was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management from 2002 until joining Hartford Investment Management.

FUNDAMENTAL GROWTH FUND Francis J. Boggan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since March 2007 and for clients of the firm for at least the past five years. Mr. Boggan joined Wellington Management as an investment professional in 2001.

GLOBAL COMMUNICATIONS FUND Archana Basi, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2002. Ms. Basi joined the firm as an investment professional in 2001.

GLOBAL EQUITY FUND Mark D. Mandel, CFA, Senior Vice President and Director of Global Industry Research of Wellington Management, supervises and coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years. Mr. Mandel joined Wellington Management as an investment professional in 1994.

Cheryl M. Duckworth, CFA, Senior Vice President and Director of Research Portfolios of Wellington Management, coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

GLOBAL FINANCIAL SERVICES FUND Mark T. Lynch, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager for the fund since 2006; prior to that, Mr. Lynch was a member of a team of global industry analysts who had managed the fund since its inception in 2000. Mr. Lynch joined Wellington Management as an investment professional in 1994.

GLOBAL GROWTH FUND Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since June 2007 and has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past three years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.

GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the medical technology sector. Mr. Schwartz joined Wellington Management as an investment professional in 1983. Effective June 30, 2008, Joseph H. Schwartz will no longer be involved in portfolio management of the fund.

Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the pharmaceutical and biotechnology sectors. Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1993.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the healthcare services sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.

Kirk J. Mayer, CFA, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the

250                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


fund since its inception in 2000 focused primarily on the imaging, genomics and biotechnology sectors. Mr. Mayer joined Wellington Management as an investment professional in 1998.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector and for clients of the firm for at least the past five years. Mr. Deresiewicz joined Wellington Management as an investment professional in 2000.

GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

Scott E. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the software and internet sectors. Mr. Simpson joined Wellington Management as an investment professional in 1995.

John F. Averill, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the communications equipment and components sectors. Mr. Averill joined Wellington Management as an investment professional in 1994.

Eric Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the semiconductor and computer hardware sectors. Mr. Stromquist joined Wellington Management as an investment professional in 1989.

Bruce L. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the business information technology and computer services sectors. Mr. Glazer joined Wellington Management as an investment professional in 1997.

Anita M. Killian, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors. Ms. Killian joined Wellington Management as an investment professional in 2000.

GROWTH FUND Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2002. Mr. Boselli joined Wellington Management as an investment professional in 2002.

GROWTH OPPORTUNITIES FUND Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

HIGH YIELD FUND Mark Niland, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Senior Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

HIGH YIELD MUNICIPAL BOND FUND Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and deputy group head at Credit Suisse

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Financial Products Co. and an assistant vice president responsible for municipal credit analysis at MBIA.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

INCOME FUND William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Charles Moon, Managing Director and member of the Investment Strategy Committee of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Moon joined Hartford Investment Management in 2006, and serves as the head of the Investment Grade Credit Sector and as a Senior Portfolio Manager for investment grade credit strategies. Prior to joining the firm, he served as a portfolio manager and co-head of Investment Grade Credit at OFI Institutional Asset Management (Oppenheimer Funds) (2002-2006). Previously, Mr. Moon was Executive Director of Fixed Income at Morgan Stanley Asset Management (Miller Anderson & Sherrerd) (1999-2002), serving as portfolio manager and analyst. Prior to joining Morgan Stanley, he served in various positions at Citicorp and its affiliates, including Global Analyst, Divisional Controller, and Portfolio Analyst (1993-1999).

INFLATION PLUS FUND John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Hendricks joined the Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Mr. Hendricks is responsible for developing and implementing duration and yield curve strategies and is a member of the Investment Strategy Committee. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group. At State Street he was responsible for all risk trading activities related to Treasuries, agencies and mortgage-backed securities. Mr. Hendricks started his career in financial services as the senior government securities trader in the International Treasury Division of Bank of New England.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.

INTERNATIONAL GROWTH FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past three years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

INTERNATIONAL OPPORTUNITIES FUND Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2006 and has been involved in portfolio management and securities analysis for the fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

INTERNATIONAL SMALL COMPANY FUND Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Daniel Maguire, CFA, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past four years. Mr. Maguire joined Wellington Management as an investment professional in 2004. Prior to joining Wellington Management, Mr. Maguire was an investment professional with Insight Investment Management in the UK from 2003 to 2004.

LARGECAP GROWTH FUND Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


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MIDCAP FUND  Phillip H. Perelmuter, Senior Vice President and Equity Portfolio
Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1997. Mr. Perelmuter joined Wellington Management as an investment professional in 1995.

MIDCAP GROWTH FUND Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

MIDCAP VALUE FUND James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

MONEY MARKET FUND Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

MIDCAP GROWTH FUND Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

SELECT MIDCAP VALUE FUND Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

SELECT SMALLCAP VALUE FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf and Sandi L. Gleason.

Robert A. Schwarzkopf, Chief Investment Officer and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Sandi L. Gleason, Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Ms. Gleason joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm since 1998.

Metropolitan West Capital Management, LLC The portion of the fund allocated to MetWest Capital is managed by Gary W. Lisenbee and Samir Sikka.

Gary W. Lisenbee, President of MetWest Capital, has served as portfolio manager of the fund since its inception (2006). Mr. Lisenbee co-founded MetWest Capital in 1997 and has served as President of the firm since that time. Mr. Lisenbee has been an investment professional involved in portfolio management and research analysis since 1973.

Samir Sikka has served as lead strategist for the fund since February 2007 and as a research analyst for the fund since July 2006. Mr. Sikka has been an investment professional involved in portfolio management and research analysis since 1997.

SSgA Funds Management, Inc. The portion of the fund allocated to SSgA FM is co-managed by Ric Thomas and Chuck Martin.

Ric Thomas, Principal of SSgA FM and Department Head of the U.S. Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception
(2006). Prior to joining SSgA in 1998, Mr. Thomas was a quantitative analyst on the portfolio construction team at Putnam Investments. Mr. Thomas has been working in the investment management field since 1990.

Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining SSgA in 2001, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001). Mr. Martin has been working in the investment industry since 1993.

SHORT DURATION FUND Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and

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has been an investment professional involved in trading and portfolio management since 1995.

Brian Dirgins, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.

SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

HARTFORD INVESTMENT MANAGEMENT: Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the Fund since April 2007. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

WELLINGTON MANAGEMENT COMPANY, LLP: Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

HARTFORD INVESTMENT MANAGEMENT COMPANY: Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

WELLINGTON MANAGEMENT COMPANY, LLP: David J. Elliott, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Ms. Dwyer joined Wellington Management as an investment professional in 1998.

STOCK FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2005 and for clients of the firm for the past three years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was an investment professional with The Boston Asset Company from 1988 to 2005.

STRATEGIC INCOME FUND The fund is managed by a team of portfolio managers including Michael Bacevich, Michael Gray, Mark Niland, Peter Perrotti, Nasri Toutoungi and Edward Vaimberg.

Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Michael Gray, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Gray joined Hartford Investment Management in 2006. Previously, Mr. Gray was managing director and global head of credit research at Credit Suisse Asset Management. Prior to Credit Suisse, Mr. Gray served in similar capacities at Deutsche Asset Management and UBS Warburg.

Mark Niland, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Peter Perrotti, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Perrotti joined Hartford Investment Management in 1990 and has served in various capacities including head of the Government and Residential Securities Sector, analytical support, CMO trading, derivatives trading and portfolio management

254                                                    THE HARTFORD MUTUAL FUNDS

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since that time. Prior to joining Hartford Investment Management, he was employed by The Travelers, where he served as an Actuarial Associate.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a managing director of Blackrock, Inc. from 1998 to January 2002 and a director and partner of Rogge Global Partners from 1997 to 1998.

Edward Vaimberg, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Vaimberg joined Hartford Investment Management in 2003. Previously, Mr. Vaimberg was a managing director of Global/Emerging Market Fixed Income Management at Bear Stearns Asset Management from 1994 to 2002. Mr. Vaimberg has been an investment professional involved in investment management since 1985.

TAX-FREE CALIFORNIA FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA Insurance Corp.

TAX-FREE MINNESOTA FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NATIONAL FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NEW YORK FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio

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manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined
Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Russell M. Regenauer, Senior Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.

VALUE FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since its inception in 2001. Mr. Ryan joined Wellington Management as an investment professional in 1981.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin/Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund. It is expected that Ms. Grimes will succeed Mr. Ryan as portfolio manager for the fund.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David W. Palmer and David R. Fassnacht manage the fund based upon industry sectors which may vary from time to time. James N. Mordy contributes investment ideas across all sectors. Allocations among various sectors are made collectively by the team.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Fassnacht joined Wellington Management as an investment professional in 1991.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2003. Mr. Palmer joined Wellington Management as an investment professional in 1998.

EQUITY GROWTH ALLOCATION FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

GROWTH ALLOCATION FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

BALANCED ALLOCATION FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


256                                                    THE HARTFORD MUTUAL FUNDS

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                                                         MANAGEMENT OF THE FUNDS
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CONSERVATIVE ALLOCATION FUND  Edward C. Caputo Assistant Vice President of
Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

INCOME ALLOCATION FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

RETIREMENT INCOME FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2010 FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2020 FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2030 FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain funds also offer Class I, Class L, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 DISTRIBUTION PLANS

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA

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market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.


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 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

ALL FUNDS, EXCEPT FOR INCOME ALLOCATION FUND AND FIXED INCOME FUNDS

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         5.50%      5.82%         4.75%
$ 50,000 -- $ 99,999      4.50%      4.71%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


INCOME ALLOCATION FUND AND FIXED INCOME FUNDS, EXCEPT FOR MONEY MARKET FUND, SHORT DURATION FUND AND FLOATING RATE FUND

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         4.50%      4.71%         3.75%
$ 50,000 -- $ 99,999      4.00%      4.17%         3.50%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


SHORT DURATION FUND AND FLOATING RATE FUND

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         3.00%      3.09%         2.50%
$ 50,000 -- $ 99,999      2.50%      2.56%         2.00%
$100,000 -- $249,999      2.25%      2.30%         1.75%
$250,000 -- $499,999      1.75%      1.78%         1.25%
$500,000 -- $999,999      1.25%      1.27%         1.00%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                 CDSC
1st year                                 5.00%
2nd year                                 4.00%
3rd year                                 3.00%
4th year                                 3.00%
5th year                                 2.00%
6th year                                 1.00%
After 6 years                             None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is

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less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                 CDSC
1st year                                 1.00%
After 1 year                              None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford

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   Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered)

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  the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and


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- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.


264                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

     -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                 P.O. BOX 9140                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                    265

 BUYING SHARES


ON THE WEB

  (WIRE        TO ACCESS YOUR ACCOUNT(S)
  GRAPHIC)
               - Visit www.hartfordinvestor.com

               - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name"
                 link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.
               - Once bank instructions have been established, click on "View Account
                 Detail" for the appropriate account. Select "Purchase Shares" from the
                 "Select Action" menu, next to the fund you want to purchase into.
               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE       TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPHIC)
               - Verify that your bank/credit union is a member of the Automated Clearing
                 House (ACH) system.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6
                 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6
                 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M.
                 Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
               MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                P.O. BOX 64387                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
            ST. PAUL, MN 55164-0387                                  PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




266                                                    THE HARTFORD MUTUAL FUNDS

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK       - Make out a check for the investment amount, payable to "The Hartford
  GRAPHIC)       Mutual Funds."
               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
               - Deliver the check and your investment slip, or note, to the address listed below.

                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW       - Write a letter of instruction indicating the fund names, share class,
  GRAPHIC)       account number, the name(s) in which the accounts are registered, and your signature.
               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE        - Instruct your bank to wire the amount of your investment to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                P.O. BOX 64387                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
            ST. PAUL, MN 55164-0387                                  PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                    267

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
               - Visit www.hartfordinvestor.com
  (CHECK       - Select Mutual Funds on the menu bar
  GRAPHIC)     - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name"
                 link.
               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

                 TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK MAILED TO
                 YOUR ADDRESS OF RECORD

               - Click on "View Account Detail" for the appropriate account. Select
                 "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                 TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




BY LETTER
           In certain circumstances, you will need to make your request to sell shares
  [LET-    in writing. Requirements for the written requests are shown below. A check
  TER      will be mailed to the name(s) and address in which the account is
  GRAPH-   registered or otherwise according to your letter of instruction. Overnight
  IC]      delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan administrator
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




                   ADDRESS:                                      PHONE NUMBER:
            THE HARTFORD MUTUAL FUNDS                      1-888-THE-STAG (843-7824)
                 P.O. BOX 64387                   OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
             ST. PAUL, MN 55164-0387                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




268                                                    THE HARTFORD MUTUAL FUNDS

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
               - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
               - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
               - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
               - Signatures of the trustee(s)
               - Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN SITUATIONS OF
     DIVORCE OR DEATH
               - Call 1-888-843-7824 for instructions
BY PHONE

               - Certain types of accounts may be redeemed by telephone. This is limited
  (PHONE         to non-retirement accounts or IRA plans where the shareowner is age 59
  GRAPHIC)       1/2 or older. For circumstances in which you need to request to sell shares in writing, see "Selling Shares by Letter."
               - Restricted to sales of up to $50,000 per shareowner any 7-day period.
               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6
                 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6
                 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on  Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M.
                 Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - For automated service 24 hours a day using your touch-tone phone, call the number below.




BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

               - Fill out the "Bank Account or Credit Union Information" section of your
  (WIRE          new account application or the "Bank or Credit Union Information Form" to
  GRAPHIC)       add bank instructions to your account.
               - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day.
                 Your bank may charge a fee for this service.
               - Wire transfers of amounts of $500 or more are available upon request.
                 Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

               - Obtain a current prospectus for the fund into which you are exchanging by
  (ARROW         calling your financial representative or the transfer agent at the number
  GRAPHIC)       below.
               - Call your financial representative or the transfer agent to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

CHECKWRITING -- APPLIES TO MONEY MARKET FUND CLASS A SHARES ONLY

               - Fill out the "Class A Money Fund Checkwriting Signature Card" section of
  (CHECK         your new account application.
  GRAPHIC)     - Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.
               - Write a check for any amount over $100 and sign each check as designated on the signature card.
               - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
               - You may not write a check for the entire value of your account or close your account by writing a check.
               - If the amount of your check is greater than the value of your Money
                 Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
               - Checks cleared and/or verified electronically will not be accepted.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services"
under Transaction Policies.





                   ADDRESS:                                      PHONE NUMBER:
            THE HARTFORD MUTUAL FUNDS                      1-888-THE-STAG (843-7824)
                 P.O. BOX 64387                   OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
             ST. PAUL, MN 55164-0387                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.





THE HARTFORD MUTUAL FUNDS                                                    269

TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.


270                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order," but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of

THE HARTFORD MUTUAL FUNDS                                                    271

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TRANSACTION POLICIES
--------------------------------------------------------------------------------


90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally,
(4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.


 ACCOUNT CLOSINGS


There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in

272                                                    THE HARTFORD MUTUAL FUNDS

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                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Balanced Income Fund, Checks and Balances Fund, Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Income Allocation Fund and Retirement Income Fund are declared and paid monthly. Dividends from net investment income of the Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified

THE HARTFORD MUTUAL FUNDS                                                    273

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TRANSACTION POLICIES
--------------------------------------------------------------------------------


dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund complies with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of the Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefore is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund complies with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund complies with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest in New York State or municipal bonds. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may

274                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.


THE HARTFORD MUTUAL FUNDS                                                    275

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FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

No financial highlight information is available for Global Equity Fund because Global Equity Fund had not commenced operations as of the date of this prospectus.


276                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA (A) --
                ---------------------------------------------------------------------------------------------------
                                                      NET
                                                    REALIZED
                                                      AND                              DISTRIBUTIONS
                NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                 VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD ADVISERS FUND
  For the Year Ended October 31, 2007
  Class A.....    $16.74      $0.30      $0.01       $1.87        $2.18      $(0.31)       $(0.09)         $--
  Class B.....     16.57       0.16       0.02        1.84         2.02       (0.16)        (0.09)          --
  Class C.....     16.73       0.18       0.01        1.87         2.06       (0.19)        (0.09)          --
  For the Year Ended October 31, 2006
  Class A.....     15.34       0.31         --        1.38         1.69       (0.29)           --           --
  Class B.....     15.19       0.18         --        1.37         1.55       (0.17)           --           --
  Class C.....     15.34       0.19         --        1.38         1.57       (0.18)           --           --
  For the Year Ended October 31, 2005(h)
  Class A.....     14.57       0.26         --        0.80         1.06       (0.29)           --           --
  Class B.....     14.43       0.14         --        0.79         0.93       (0.17)           --           --
  Class C.....     14.56       0.16         --        0.80         0.96       (0.18)           --           --
  For the Year Ended October 31, 2004(h)
  Class A.....     14.19       0.15       0.03        0.38         0.56       (0.18)           --           --
  Class B.....     14.05       0.03       0.04        0.38         0.45       (0.07)           --           --
  Class C.....     14.18       0.06       0.03        0.37         0.46       (0.08)           --           --
  For the Year Ended October 31, 2003(h)
  Class A.....     12.67       0.19         --        1.52         1.71       (0.19)           --           --
  Class B.....     12.54       0.09         --        1.51         1.60       (0.09)           --           --
  Class C.....     12.66       0.11         --        1.52         1.63       (0.11)           --           --
THE HARTFORD BALANCED INCOME FUND
  For the Year Ended October 31, 2007
  Class A.....     10.42       0.34         --        0.59         0.93       (0.33)           --           --
  Class B.....     10.41       0.26         --        0.59         0.85       (0.28)           --           --
  Class C.....     10.41       0.26         --        0.58         0.84       (0.28)           --           --
  From (commencement of operations) July 31, 2006, through October 31, 2006
  Class A.....     10.00       0.09         --        0.39         0.48       (0.06)           --           --
  Class B.....     10.00       0.07         --        0.38         0.45       (0.04)           --           --
  Class C.....     10.00       0.06         --        0.40         0.46       (0.05)           --           --
                  -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                ------------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                   NET                                               BEFORE           AFTER
                                INCREASE                                           WAIVERS AND     WAIVERS AND
                               (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                 IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                    TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD ADVISERS FUND
  For the Year Ended October 31, 2007
  Class A.....      $(0.40)       $1.78      $18.52      13.23%(i)   $1,088,361       1.15%           1.10%
  Class B.....       (0.25)        1.77       18.34      12.32(i)       248,020       1.96            1.91
  Class C.....       (0.28)        1.78       18.51      12.44(i)       206,799       1.83            1.78
  For the Year Ended October 31, 2006
  Class A.....       (0.29)        1.40       16.74      11.16        1,110,324       1.17            1.12
  Class B.....       (0.17)        1.38       16.57      10.25          341,772       1.96            1.91
  Class C.....       (0.18)        1.39       16.73      10.32          219,580       1.87            1.82
  For the Year Ended October 31, 2005(h)
  Class A.....       (0.29)        0.77       15.34       7.30        1,222,944       1.21            1.19
  Class B.....       (0.17)        0.76       15.19       6.48          437,462       1.99            1.98
  Class C.....       (0.18)        0.78       15.34       6.63          253,605       1.91            1.89
  For the Year Ended October 31, 2004(h)
  Class A.....       (0.18)        0.38       14.57       3.93(i)     1,539,264       1.22            1.22
  Class B.....       (0.07)        0.38       14.43       3.21(i)       550,499       1.95            1.95
  Class C.....       (0.08)        0.38       14.56       3.27(i)       355,711       1.86            1.86
  For the Year Ended October 31, 2003(h)
  Class A.....       (0.19)        1.52       14.19      13.62        1,470,569       1.40            1.39
  Class B.....       (0.09)        1.51       14.05      12.86          593,179       2.13            2.12
  Class C.....       (0.11)        1.52       14.18      12.92          421,814       2.00            2.00
THE HARTFORD BALANCED INCOME FUND
  For the Year Ended October 31, 2007
  Class A.....       (0.33)        0.60       11.02       9.07           40,501       1.33            1.19
  Class B.....       (0.28)        0.57       10.98       8.22            2,280       2.21            2.00
  Class C.....       (0.28)        0.56       10.97       8.17            4,256       2.14            2.00
  From (commencement of operations) July 31, 2006,
     through October 31, 2006
  Class A.....       (0.06)        0.42       10.42       4.78(f)        11,513       1.58(e)         1.26(e)
  Class B.....       (0.04)        0.41       10.41       4.54(f)           304       2.34(e)         2.00(e)
  Class C.....       (0.05)        0.41       10.41       4.56(f)           400       2.39(e)         2.00(e)
                  -- RATIOS AND SUPPLEMENTAL DATA --
                -------------------------------------

                   RATIO OF
                   EXPENSES
                  TO AVERAGE
                  NET ASSETS
                     AFTER       RATIO OF
                  WAIVERS AND       NET
                REIMBURSEMENTS  INVESTMENT
                 AND EXCLUDING   INCOME TO  PORTFOLIO
                   INTEREST       AVERAGE    TURNOVER
                  EXPENSE (D)   NET ASSETS   RATE (C)
                --------------  ----------  ---------

THE HARTFORD
  ADVISERS
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A.....       1.10%         1.67%        84%
  Class B.....       1.91          0.85         --
  Class C.....       1.78          0.98         --
  For the Year
     Ended
     October
     31, 2006
  Class A.....       1.12          1.86         99
  Class B.....       1.91          1.07         --
  Class C.....       1.82          1.16         --
  For the Year
     Ended
     October
     31,
     2005(h)
  Class A.....       1.19          1.73         66
  Class B.....       1.98          0.95         --
  Class C.....       1.89          1.06         --
  For the Year
     Ended
     October
     31,
     2004(h)
  Class A.....       1.22          1.23         42
  Class B.....       1.95          0.50         --
  Class C.....       1.86          0.58         --
  For the Year
     Ended
     October
     31,
     2003(h)
  Class A.....       1.39          1.44         46
  Class B.....       2.12          0.72         --
  Class C.....       2.00          0.84         --
THE HARTFORD
  BALANCED
  INCOME FUND
  For the Year
     Ended
     October
     31, 2007
  Class A.....       1.19          3.57         27
  Class B.....       2.00          2.76         --
  Class C.....       2.00          2.76         --
  From
     (com-
     mencement
     of
     opera-
     tions)
     July 31,
     2006,
     through
     October
     31, 2006
  Class A.....       1.26(e)       3.48(e)       8
  Class B.....       2.00(e)       2.73(e)      --
  Class C.....       2.00(e)       2.67(e)      --




THE HARTFORD MUTUAL FUNDS                                                    277

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA (A) --
                ---------------------------------------------------------------------------------------------------
                                                      NET
                                                    REALIZED
                                                      AND                              DISTRIBUTIONS
                NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                 VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD CAPITAL APPRECIATION FUND
  For the Year Ended October 31, 2007(h)
  Class A.....    $39.67     $ 0.16       $--        $9.42        $9.58      $(0.13)       $(3.04)         $--
  Class B.....     36.25      (0.15)       --         8.53         8.38          --         (3.04)          --
  Class C.....     36.40      (0.12)       --         8.58         8.46          --         (3.04)          --
  For the Year Ended October 31, 2006
  Class A.....     36.51       0.15        --         6.43         6.58          --         (3.42)          --
  Class B.....     33.90      (0.10)       --         5.87         5.77          --         (3.42)          --
  Class C.....     34.00      (0.07)       --         5.89         5.82          --         (3.42)          --
  For the Year Ended October 31, 2005
  Class A.....     30.80       0.09        --         5.62         5.71          --            --           --
  Class B.....     28.82      (0.15)       --         5.23         5.08          --            --           --
  Class C.....     28.88      (0.11)       --         5.23         5.12          --            --           --
  For the Year Ended October 31, 2004
  Class A.....     26.50      (0.01)       --         4.31         4.30          --            --           --
  Class B.....     24.97      (0.21)       --         4.06         3.85          --            --           --
  Class C.....     25.00      (0.18)       --         4.06         3.88          --            --           --
  For the Year Ended October 31, 2003
  Class A.....     20.47      (0.04)       --         6.07         6.03          --            --           --
  Class B.....     19.44      (0.19)       --         5.72         5.53          --            --           --
  Class C.....     19.44      (0.16)       --         5.72         5.56          --            --           --
THE HARTFORD CAPITAL APPRECIATION II FUND
  For the Year Ended October 31, 2007
  Class A.....     13.13         --        --         4.13         4.13          --         (0.31)          --
  Class B.....     12.99      (0.07)       --         4.01         3.94          --         (0.31)          --
  Class C.....     13.00      (0.06)       --         4.03         3.97          --         (0.31)          --
  For the Year Ended October 31, 2006
  Class A.....     11.07      (0.01)       --         2.22         2.21          --         (0.15)          --
  Class B.....     11.02      (0.07)       --         2.19         2.12          --         (0.15)          --
  Class C.....     11.04      (0.06)       --         2.17         2.11          --         (0.15)          --
  From (commencement of operations) April 29, 2005, through October 31, 2005
  Class A.....     10.00      (0.01)       --         1.08         1.07          --            --           --
  Class B.....     10.00      (0.03)       --         1.05         1.02          --            --           --
  Class C.....     10.00      (0.03)       --         1.07         1.04          --            --           --
THE HARTFORD CHECKS AND BALANCES FUND
  From (commencement of operations) May 31, 2007, through October 31, 2007
  Class A.....     10.00       0.05        --         0.51         0.56       (0.05)           --           --
  Class B.....     10.00       0.03        --         0.49         0.52       (0.03)           --           --
  Class C.....     10.00       0.03        --         0.49         0.52       (0.03)           --           --
                  -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                ------------------------------------  ----------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                   NET                                                BEFORE           AFTER
                                INCREASE                                            WAIVERS AND     WAIVERS AND
                               (DECREASE)  NET ASSET                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                 IN NET     VALUE AT                    AT END     AND INCLUDING   AND INCLUDING
                    TOTAL         ASSET      END OF      TOTAL        OF PERIOD      INTEREST        INTEREST
                DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)      EXPENSE (D)     EXPENSE (D)
                -------------  ----------  ---------  ----------     -----------  --------------  --------------
THE HARTFORD CAPITAL APPRECIATION FUND
  For the Year Ended October 31, 2007(h)
  Class A.....      $(3.17)       $6.41      $46.08      26.15%(i)   $13,684,583       1.11%           1.11%
  Class B.....       (3.04)        5.34       41.59      25.15(i)      2,209,870       1.92            1.92
  Class C.....       (3.04)        5.42       41.82      25.28(i)      4,411,286       1.83            1.83
  For the Year Ended October 31, 2006
  Class A.....       (3.42)        3.16       39.67      19.56         9,312,766       1.18            1.18
  Class B.....       (3.42)        2.35       36.25      18.59         1,868,359       1.97            1.97
  Class C.....       (3.42)        2.40       36.40      18.69         2,968,472       1.90            1.90
  For the Year Ended October 31, 2005
  Class A.....          --         5.71       36.51      18.54         6,071,891       1.26            1.26
  Class B.....          --         5.08       33.90      17.63         1,631,199       2.03            2.03
  Class C.....          --         5.12       34.00      17.73         1,834,562       1.94            1.94
  For the Year Ended October 31, 2004
  Class A.....          --         4.30       30.80      16.23         4,203,178       1.35            1.35
  Class B.....          --         3.85       28.82      15.42         1,432,121       2.06            2.06
  Class C.....          --         3.88       28.88      15.52         1,348,972       1.97            1.97
  For the Year Ended October 31, 2003
  Class A.....          --         6.03       26.50      29.46         2,357,913       1.45            1.43
  Class B.....          --         5.53       24.97      28.45         1,140,154       2.17            2.17
  Class C.....          --         5.56       25.00      28.60           981,246       2.05            2.05
THE HARTFORD CAPITAL APPRECIATION II FUND
  For the Year Ended October 31, 2007
  Class A.....       (0.31)        3.82       16.95      32.15           821,428       1.44            1.44
  Class B.....       (0.31)        3.63       16.62      31.01           104,908       2.29            2.29
  Class C.....       (0.31)        3.66       16.66      31.22           415,688       2.16            2.16
  For the Year Ended October 31, 2006
  Class A.....       (0.15)        2.06       13.13      20.21           241,238       1.66            1.60
  Class B.....       (0.15)        1.97       12.99      19.48            29,169       2.54            2.35
  Class C.....       (0.15)        1.96       13.00      19.35            97,678       2.37            2.33
  From (commencement of operations) April 29, 2005,
     through October 31, 2005
  Class A.....          --         1.07       11.07      10.70(f)         56,981       1.99(e)         1.60(e)
  Class B.....          --         1.02       11.02      10.20(f)          6,343       2.97(e)         2.35(e)
  Class C.....          --         1.04       11.04      10.40(f)         19,494       2.82(e)         2.35(e)
THE HARTFORD CHECKS AND BALANCES FUND
  From (commencement of operations) May 31, 2007,
     through October 31, 2007
  Class A.....       (0.05)        0.51       10.51       5.56(f)        172,572       0.43(e)         0.43(e)
  Class B.....       (0.03)        0.49       10.49       5.24(f)         19,750       1.26(e)         1.25(e)
  Class C.....       (0.03)        0.49       10.49       5.23(f)         55,105       1.18(e)         1.18(e)
                  -- RATIOS AND SUPPLEMENTAL DATA --
                -------------------------------------

                   RATIO OF
                   EXPENSES
                  TO AVERAGE
                  NET ASSETS
                     AFTER       RATIO OF
                  WAIVERS AND       NET
                REIMBURSEMENTS  INVESTMENT
                 AND EXCLUDING   INCOME TO  PORTFOLIO
                   INTEREST       AVERAGE    TURNOVER
                  EXPENSE (D)   NET ASSETS   RATE (C)
                --------------  ----------  ---------

THE HARTFORD
  CAPITAL
  APPRECIATION
  FUND
  For the Year
     Ended
     October
     31,
     2007(h)
  Class A.....       1.11%          0.39%       72%
  Class B.....       1.92          (0.40)       --
  Class C.....       1.83          (0.32)       --
  For the Year
     Ended
     October
     31, 2006
  Class A.....       1.18           0.47        74
  Class B.....       1.97          (0.31)       --
  Class C.....       1.90          (0.25)       --
  For the Year
     Ended
     October
     31, 2005
  Class A.....       1.26           0.31        93
  Class B.....       2.03          (0.45)       --
  Class C.....       1.94          (0.37)       --
  For the Year
     Ended
     October
     31, 2004
  Class A.....       1.35          (0.05)       78
  Class B.....       2.06          (0.78)       --
  Class C.....       1.97          (0.68)       --
  For the Year
     Ended
     October
     31, 2003
  Class A.....       1.43          (0.13)      113
  Class B.....       2.17          (0.87)       --
  Class C.....       2.05          (0.75)       --
THE HARTFORD
  CAPITAL
  APPRECIATION
  II FUND
  For the Year
     Ended
     October
     31, 2007
  Class A.....       1.44             --       102
  Class B.....       2.29          (0.86)       --
  Class C.....       2.16          (0.73)       --
  For the Year
     Ended
     October
     31, 2006
  Class A.....       1.60          (0.13)      113
  Class B.....       2.35          (0.88)       --
  Class C.....       2.33          (0.86)       --
  From
     (com-
     mencement
     of
     opera-
     tions)
     April 29,
     2005,
     through
     October
     31, 2005
  Class A.....       1.60(e)       (0.30)(e)    46
  Class B.....       2.35(e)       (1.10)(e)    --
  Class C.....       2.35(e)       (1.12)(e)    --
THE HARTFORD
  CHECKS AND
  BALANCES
  FUND
  From
     (com-
     mencement
     of
     opera-
     tions)
     May 31,
     2007,
     through
     October
     31, 2007
  Class A.....       0.43(e)        1.77(e)     --
  Class B.....       1.25(e)        0.96(e)     --
  Class C.....       1.18(e)        1.02(e)     --




278                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA (A) --
                ---------------------------------------------------------------------------------------------------
                                                      NET
                                                    REALIZED
                                                      AND                              DISTRIBUTIONS
                NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                 VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD DISCIPLINED EQUITY FUND
  For the Year Ended October 31, 2007
  Class A.....    $13.19     $ 0.04      $0.01       $1.77        $1.82      $(0.10)       $   --          $--
  Class B.....     12.53      (0.07)      0.01        1.70         1.64       (0.01)           --           --
  Class C.....     12.54      (0.07)      0.01        1.70         1.64       (0.01)           --           --
  For the Year Ended October 31, 2006
  Class A.....     11.78       0.04         --        1.39         1.43       (0.02)           --           --
  Class B.....     11.25      (0.03)        --        1.31         1.28          --            --           --
  Class C.....     11.26      (0.04)        --        1.32         1.28          --            --           --
  For the Year Ended October 31, 2005
  Class A.....     10.67       0.10         --        1.09         1.19       (0.08)           --           --
  Class B.....     10.20      (0.02)        --        1.08         1.06       (0.01)           --           --
  Class C.....     10.22      (0.02)        --        1.07         1.05       (0.01)           --           --
  For the Year Ended October 31, 2004
  Class A.....     10.08       0.03         --        0.57         0.60       (0.01)           --           --
  Class B.....      9.70      (0.05)        --        0.55         0.50          --            --           --
  Class C.....      9.71      (0.05)        --        0.56         0.51          --            --           --
  For the Year Ended October 31, 2003
  Class A.....      8.43       0.02         --        1.63         1.65          --            --           --
  Class B.....      8.17      (0.04)        --        1.57         1.53          --            --           --
  Class C.....      8.18      (0.04)        --        1.57         1.53          --            --           --
THE HARTFORD DIVIDEND AND GROWTH FUND
  For the Year Ended October 31, 2007
  Class A.....     21.48       0.29       0.01        2.95         3.25       (0.27)        (1.34)          --
  Class B.....     21.17       0.11       0.01        2.90         3.02       (0.09)        (1.34)          --
  Class C.....     21.13       0.13       0.01        2.91         3.05       (0.12)        (1.34)          --
  For the Year Ended October 31, 2006(h)
  Class A.....     19.10       0.26         --        3.14         3.40       (0.26)        (0.76)          --
  Class B.....     18.84       0.09         --        3.10         3.19       (0.10)        (0.76)          --
  Class C.....     18.81       0.12         --        3.08         3.20       (0.12)        (0.76)          --
  For the Year Ended October 31, 2005
  Class A.....     17.79       0.23         --        1.51         1.74       (0.24)        (0.19)          --
  Class B.....     17.56       0.08         --        1.48         1.56       (0.09)        (0.19)          --
  Class C.....     17.53       0.10         --        1.48         1.58       (0.11)        (0.19)          --
  For the Year Ended October 31, 2004
  Class A.....     15.94       0.16       0.01        1.82         1.99       (0.14)           --           --
  Class B.....     15.75       0.03         --        1.80         1.83       (0.02)           --           --
  Class C.....     15.72       0.05       0.01        1.79         1.85       (0.04)           --           --
  For the Year Ended October 31, 2003
  Class A.....     13.58       0.12         --        2.37         2.49       (0.13)(j)        --           --
  Class B.....     13.43       0.03         --        2.32         2.35       (0.03)(j)        --           --
  Class C.....     13.40       0.04         --        2.32         2.36       (0.04)(j)        --           --
                  -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                ------------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                   NET                                               BEFORE           AFTER
                                INCREASE                                           WAIVERS AND     WAIVERS AND
                               (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                 IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                    TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD DISCIPLINED EQUITY FUND
  For the Year Ended October 31, 2007
  Class A.....      $(0.10)       $1.72      $14.91      13.87%(i)   $  177,170       1.40%           1.40%
  Class B.....       (0.01)        1.63       14.16      13.14(i)        29,968       2.31            2.08
  Class C.....       (0.01)        1.63       14.17      13.07(i)        26,479       2.09            2.09
  For the Year Ended October 31, 2006
  Class A.....       (0.02)        1.41       13.19      12.13          189,375       1.40            1.40
  Class B.....          --         1.28       12.53      11.38           35,673       2.30            2.07
  Class C.....          --         1.28       12.54      11.37           29,153       2.10            2.10
  For the Year Ended October 31, 2005
  Class A.....       (0.08)        1.11       11.78      11.19          209,721       1.41            1.40
  Class B.....       (0.01)        1.05       11.25      10.35           39,806       2.34            2.15
  Class C.....       (0.01)        1.04       11.26      10.29           33,690       2.11            2.11
  For the Year Ended October 31, 2004
  Class A.....       (0.01)        0.59       10.67       5.92          241,014       1.46            1.45
  Class B.....          --         0.50       10.20       5.16           44,561       2.34            2.15
  Class C.....          --         0.51       10.22       5.25(i)        40,965       2.10            2.10
  For the Year Ended October 31, 2003
  Class A.....          --         1.65       10.08      19.57          243,842       1.56            1.45
  Class B.....          --         1.53        9.70      18.73           47,888       2.30            2.15
  Class C.....          --         1.53        9.71      18.70           46,162       2.17            2.15
THE HARTFORD DIVIDEND AND GROWTH FUND
  For the Year Ended October 31, 2007
  Class A.....       (1.61)        1.64       23.12      16.20(i)     3,236,757       1.09            1.09
  Class B.....       (1.43)        1.59       22.76      15.22(i)       395,552       1.95            1.95
  Class C.....       (1.46)        1.59       22.72      15.42(i)       365,443       1.82            1.82
  For the Year Ended October 31, 2006(h)
  Class A.....       (1.02)        2.38       21.48      18.63        2,626,634       1.14            1.14
  Class B.....       (0.86)        2.33       21.17      17.63          365,678       1.99            1.99
  Class C.....       (0.88)        2.32       21.13      17.75          317,139       1.87            1.87
  For the Year Ended October 31, 2005
  Class A.....       (0.43)        1.31       19.10       9.87        2,109,617       1.17            1.17
  Class B.....       (0.28)        1.28       18.84       8.92          343,650       2.01            2.01
  Class C.....       (0.30)        1.28       18.81       9.08          280,967       1.89            1.89
  For the Year Ended October 31, 2004
  Class A.....       (0.14)        1.85       17.79      12.53(i)     1,838,567       1.23            1.23
  Class B.....       (0.02)        1.81       17.56      11.62          319,512       2.04            2.04
  Class C.....       (0.04)        1.81       17.53      11.76(i)       277,706       1.90            1.90
  For the Year Ended October 31, 2003
  Class A.....       (0.13)        2.36       15.94      18.42        1,296,982       1.41            1.40
  Class B.....       (0.03)        2.32       15.75      17.52          257,856       2.14            2.13
  Class C.....       (0.04)        2.32       15.72      17.67          230,348       2.02            2.02
                  -- RATIOS AND SUPPLEMENTAL DATA --
                -------------------------------------

                   RATIO OF
                   EXPENSES
                  TO AVERAGE
                  NET ASSETS
                     AFTER       RATIO OF
                  WAIVERS AND       NET
                REIMBURSEMENTS  INVESTMENT
                 AND EXCLUDING   INCOME TO  PORTFOLIO
                   INTEREST       AVERAGE    TURNOVER
                  EXPENSE (D)   NET ASSETS   RATE (C)
                --------------  ----------  ---------

THE HARTFORD
  DISCIPLINED
  EQUITY FUND
  For the Year
     Ended
     October
     31, 2007
  Class A.....       1.40%          0.32%       72%
  Class B.....       2.08          (0.35)       --
  Class C.....       2.09          (0.37)       --
  For the Year
     Ended
     October
     31, 2006
  Class A.....       1.40           0.39        67
  Class B.....       2.07          (0.28)       --
  Class C.....       2.10          (0.31)       --
  For the Year
     Ended
     October
     31, 2005
  Class A.....       1.40           0.81        61
  Class B.....       2.15           0.06        --
  Class C.....       2.11           0.12        --
  For the Year
     Ended
     October
     31, 2004
  Class A.....       1.45           0.30        62
  Class B.....       2.15          (0.41)       --
  Class C.....       2.10          (0.36)       --
  For the Year
     Ended
     October
     31, 2003
  Class A.....       1.45           0.24        76
  Class B.....       2.15          (0.46)       --
  Class C.....       2.15          (0.46)       --
THE HARTFORD
  DIVIDEND AND
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class A.....       1.09           1.35        24
  Class B.....       1.95           0.50        --
  Class C.....       1.82           0.62        --
  For the Year
     Ended
     October
     31,
     2006(h)
  Class A.....       1.14           1.32        29
  Class B.....       1.99           0.48        --
  Class C.....       1.87           0.60        --
  For the Year
     Ended
     October
     31, 2005
  Class A.....       1.17           1.25        26
  Class B.....       2.01           0.41        --
  Class C.....       1.89           0.54        --
  For the Year
     Ended
     October
     31, 2004
  Class A.....       1.23           0.96        25
  Class B.....       2.04           0.16        --
  Class C.....       1.90           0.29        --
  For the Year
     Ended
     October
     31, 2003
  Class A.....       1.40           0.88        31
  Class B.....       2.13           0.16        --
  Class C.....       2.02           0.27        --




THE HARTFORD MUTUAL FUNDS                                                    279

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA (A) --
                ---------------------------------------------------------------------------------------------------
                                                      NET
                                                    REALIZED
                                                      AND                              DISTRIBUTIONS
                NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                 VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD EQUITY INCOME FUND
  For the Year Ended October 31, 2007
  Class A.....    $14.00      $0.27       $--        $ 1.69       $1.96      $(0.26)       $(0.54)         $--
  Class B.....     13.97       0.16        --          1.67        1.83       (0.14)        (0.54)          --
  Class C.....     13.99       0.18        --          1.67        1.85       (0.16)        (0.54)          --
  For the Year Ended October 31, 2006
  Class A.....     12.09       0.26        --          1.96        2.22       (0.28)        (0.03)          --
  Class B.....     12.07       0.16        --          1.94        2.10       (0.17)        (0.03)          --
  Class C.....     12.08       0.17        --          1.96        2.13       (0.19)        (0.03)          --
  For the Year Ended October 31, 2005
  Class A.....     11.28       0.27        --          0.82        1.09       (0.26)        (0.02)          --
  Class B.....     11.26       0.17        --          0.82        0.99       (0.16)        (0.02)          --
  Class C.....     11.27       0.20        --          0.81        1.01       (0.18)        (0.02)          --
  For the Year Ended October 31, 2004
  Class A.....     10.37       0.21        --          0.90        1.11       (0.20)           --           --
  Class B.....     10.36       0.13        --          0.89        1.02       (0.12)           --           --
  Class C.....     10.36       0.15        --          0.89        1.04       (0.13)           --           --
  From inception August 28, 2003, through October 31, 2003
  Class A.....     10.00       0.02        --          0.35        0.37          --            --           --
  Class B.....     10.00       0.01        --          0.35        0.36          --            --           --
  Class C.....     10.00       0.01        --          0.35        0.36          --            --           --
THE HARTFORD FLOATING RATE FUND
  For the Year Ended October 31, 2007
  Class A.....     10.11       0.66        --         (0.31)       0.35       (0.67)           --           --
  Class B.....     10.11       0.58        --         (0.31)       0.27       (0.59)           --           --
  Class C.....     10.11       0.59        --         (0.32)       0.27       (0.60)           --           --
  For the Year Ended October 31, 2006
  Class A.....     10.09       0.62        --          0.02        0.64       (0.62)           --           --
  Class B.....     10.08       0.54        --          0.03        0.57       (0.54)           --           --
  Class C.....     10.08       0.55        --          0.03        0.58       (0.55)           --           --
  From (commencement of operations) April 29, 2005, through October 31, 2005
  Class A.....     10.00       0.22        --          0.08        0.30       (0.21)           --           --
  Class B.....     10.00       0.19        --          0.08        0.27       (0.19)           --           --
  Class C.....     10.00       0.18        --          0.09        0.27       (0.19)           --           --
                  -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                ------------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                   NET                                               BEFORE           AFTER
                                INCREASE                                           WAIVERS AND     WAIVERS AND
                               (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                 IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                    TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD EQUITY INCOME FUND
  For the Year Ended October 31, 2007
  Class A.....      $(0.80)      $ 1.16      $15.16      14.68%      $  758,905       1.22%           1.12%
  Class B.....       (0.68)        1.15       15.12      13.69           52,424       2.07            1.97
  Class C.....       (0.70)        1.15       15.14      13.80           72,690       1.94            1.84
  For the Year Ended October 31, 2006
  Class A.....       (0.31)        1.91       14.00      18.70          529,664       1.30            1.00
  Class B.....       (0.20)        1.90       13.97      17.67           43,198       2.14            1.84
  Class C.....       (0.22)        1.91       13.99      17.88           61,572       2.01            1.71
  For the Year Ended October 31, 2005
  Class A.....       (0.28)        0.81       12.09       9.74          379,604       1.34            0.51
  Class B.....       (0.18)        0.81       12.07       8.84           33,989       2.18            1.38
  Class C.....       (0.20)        0.81       12.08       9.00           53,435       2.03            1.23
  For the Year Ended October 31, 2004
  Class A.....       (0.20)        0.91       11.28      10.82          211,826       1.40            0.56
  Class B.....       (0.12)        0.90       11.26       9.93           18,438       2.20            1.37
  Class C.....       (0.13)        0.91       11.27      10.12           44,043       2.02            1.19
  From inception August 28, 2003, through October
     31, 2003
  Class A.....          --         0.37       10.37       3.70(f)        26,649       1.53(e)         0.73(e)
  Class B.....          --         0.36       10.36       3.60(f)         2,421       2.27(e)         1.47(e)
  Class C.....          --         0.36       10.36       3.60(f)         7,639       2.15(e)         1.35(e)
THE HARTFORD FLOATING RATE FUND
  For the Year Ended October 31, 2007
  Class A.....       (0.67)       (0.32)       9.79       3.54        1,996,644       0.96            0.96
  Class B.....       (0.59)       (0.32)       9.79       2.72           71,403       1.80            1.75
  Class C.....       (0.60)       (0.33)       9.78       2.67        1,870,911       1.74            1.74
  For the Year Ended October 31, 2006
  Class A.....       (0.62)        0.02       10.11       6.56        1,500,394       0.98            0.50
  Class B.....       (0.54)        0.03       10.11       5.79           42,182       1.83            1.35
  Class C.....       (0.55)        0.03       10.11       5.86          828,910       1.77            1.28
  From (commencement of operations) April 29, 2005,
     through October 31, 2005
  Class A.....       (0.21)        0.09       10.09       3.06(f)       169,485       1.03(e)         0.29(e)
  Class B.....       (0.19)        0.08       10.08       2.66(f)         5,659       1.89(e)         1.04(e)
  Class C.....       (0.19)        0.08       10.08       2.67(f)        92,710       1.79(e)         1.02(e)
                  -- RATIOS AND SUPPLEMENTAL DATA --
                -------------------------------------

                   RATIO OF
                   EXPENSES
                  TO AVERAGE
                  NET ASSETS
                     AFTER       RATIO OF
                  WAIVERS AND       NET
                REIMBURSEMENTS  INVESTMENT
                 AND EXCLUDING   INCOME TO  PORTFOLIO
                   INTEREST       AVERAGE    TURNOVER
                  EXPENSE (D)   NET ASSETS   RATE (C)
                --------------  ----------  ---------

THE HARTFORD
  EQUITY
  INCOME FUND
  For the Year
     Ended
     October
     31, 2007
  Class A.....       1.12%         1.93%        20%
  Class B.....       1.97          1.09         --
  Class C.....       1.84          1.23         --
  For the Year
     Ended
     October
     31, 2006
  Class A.....       1.00          2.02         24
  Class B.....       1.84          1.19         --
  Class C.....       1.71          1.33         --
  For the Year
     Ended
     October
     31, 2005
  Class A.....       0.51          2.41         23
  Class B.....       1.38          1.53         --
  Class C.....       1.23          1.70         --
  For the Year
     Ended
     October
     31, 2004
  Class A.....       0.56          2.26         22
  Class B.....       1.37          1.46         --
  Class C.....       1.19          1.64         --
  From
     inception
     August
     28, 2003,
     through
     October
     31, 2003
  Class A.....       0.73(e)       1.81(e)       1
  Class B.....       1.47(e)       1.10(e)      --
  Class C.....       1.35(e)       1.23(e)      --
THE HARTFORD
  FLOATING
  RATE FUND
  For the Year
     Ended
     October
     31, 2007
  Class A.....       0.96          6.61         62
  Class B.....       1.75          5.84         --
  Class C.....       1.74          5.86         --
  For the Year
     Ended
     October
     31, 2006
  Class A.....       0.50          6.71         33
  Class B.....       1.35          5.84         --
  Class C.....       1.28          5.93         --
  From
     (com-
     mencement
     of
     opera-
     tions)
     April 29,
     2005,
     through
     October
     31, 2005
  Class A.....       0.29(e)       5.68(e)      15
  Class B.....       1.04(e)       4.91(e)      --
  Class C.....       1.02(e)       5.03(e)      --




280                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD FUNDAMENTAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD FOCUS FUND)
  For the Year Ended October 31, 2007
  Class A......    $11.02     $(0.04)     $0.04       $2.93        $2.93      $   --        $   --          $--
  Class B......     10.66      (0.14)      0.04        2.84         2.74          --            --           --
  Class C......     10.67      (0.13)      0.04        2.83         2.74          --            --           --
  For the Year Ended October 31, 2006
  Class A......     10.26       0.02         --        0.81         0.83       (0.07)           --           --
  Class B......      9.94      (0.06)        --        0.78         0.72          --            --           --
  Class C......      9.94      (0.07)        --        0.80         0.73          --            --           --
  For the Year Ended October 31, 2005
  Class A......      9.14       0.08         --        1.04         1.12          --            --           --
  Class B......      8.92      (0.01)        --        1.03         1.02          --            --           --
  Class C......      8.92      (0.01)        --        1.03         1.02          --            --           --
  For the Year Ended October 31, 2004
  Class A......      8.94      (0.02)        --        0.22         0.20          --            --           --
  Class B......      8.79      (0.10)        --        0.23         0.13          --            --           --
  Class C......      8.78      (0.10)      0.01        0.23         0.14          --            --           --
  For the Year Ended October 31, 2003
  Class A......      7.32      (0.02)        --        1.64         1.62          --            --           --
  Class B......      7.25      (0.08)        --        1.62         1.54          --            --           --
  Class C......      7.24      (0.08)        --        1.62         1.54          --            --           --
THE HARTFORD GLOBAL COMMUNICATIONS FUND
  For the Year Ended October 31, 2007
  Class A......      8.05       0.02         --        3.07         3.09       (0.13)        (0.02)          --
  Class B......      7.81      (0.04)        --        2.97         2.93       (0.11)        (0.02)          --
  Class C......      7.80      (0.01)        --        2.93         2.92       (0.11)        (0.02)          --
  For the Year Ended October 31, 2006
  Class A......      7.12       0.15         --        0.88         1.03       (0.10)           --           --
  Class B......      6.92       0.09         --        0.87         0.96       (0.07)           --           --
  Class C......      6.91       0.06         --        0.88         0.94       (0.05)           --           --
  For the Year Ended October 31, 2005
  Class A......      5.48       0.09         --        1.60         1.69       (0.05)           --           --
  Class B......      5.34       0.05         --        1.55         1.60       (0.02)           --           --
  Class C......      5.33       0.05         --        1.55         1.60       (0.02)           --           --
  For the Year Ended October 31, 2004(h)
  Class A......      4.67       0.06         --        0.75         0.81          --            --           --
  Class B......      4.58       0.02         --        0.74         0.76          --            --           --
  Class C......      4.57       0.02         --        0.74         0.76          --            --           --
  For the Year Ended October 31, 2003
  Class A......      3.24      (0.01)        --        1.44         1.43          --            --           --
  Class B......      3.19      (0.03)        --        1.42         1.39          --            --           --
  Class C......      3.19      (0.03)        --        1.41         1.38          --            --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD FUNDAMENTAL GROWTH FUND (FORMERLY KNOWN
  AS THE HARTFORD FOCUS FUND)
  For the Year Ended October 31, 2007
  Class A......      $   --        $2.93      $13.95      26.59%(i)     $39,831        1.50%           1.47%
  Class B......          --         2.74       13.40      25.70(i)       12,307        2.30            2.20
  Class C......          --         2.74       13.41      25.68(i)       13,703        2.22            2.20
  For the Year Ended October 31, 2006
  Class A......       (0.07)        0.76       11.02       8.07          40,215        1.68            1.50
  Class B......          --         0.72       10.66       7.24          13,162        2.47            2.25
  Class C......          --         0.73       10.67       7.34          13,065        2.39            2.25
  For the Year Ended October 31, 2005
  Class A......          --         1.12       10.26      12.31          50,067        1.65            1.60
  Class B......          --         1.02        9.94      11.44          15,156        2.45            2.35
  Class C......          --         1.02        9.94      11.44          16,737        2.36            2.35
  For the Year Ended October 31, 2004
  Class A......          --         0.20        9.14       2.24(i)       67,212        1.62            1.62
  Class B......          --         0.13        8.92       1.48(i)       18,610        2.36            2.35
  Class C......          --         0.14        8.92       1.59(i)       23,901        2.28            2.28
  For the Year Ended October 31, 2003
  Class A......          --         1.62        8.94      22.13          70,002        1.76            1.65
  Class B......          --         1.54        8.79      21.24          21,058        2.49            2.35
  Class C......          --         1.54        8.78      21.27          27,158        2.36            2.35
THE HARTFORD GLOBAL COMMUNICATIONS FUND
  For the Year Ended October 31, 2007
  Class A......       (0.15)        2.94       10.99      39.03(i)       29,950        1.61            1.60
  Class B......       (0.13)        2.80       10.61      38.02(i)        6,161        2.49            2.30
  Class C......       (0.13)        2.79       10.59      37.97(i)       11,019        2.34            2.34
  For the Year Ended October 31, 2006
  Class A......       (0.10)        0.93        8.05      14.60          17,091        1.89            1.15
  Class B......       (0.07)        0.89        7.81      13.93           4,124        2.87            1.78
  Class C......       (0.05)        0.89        7.80      13.74           5,321        2.74            1.90
  For the Year Ended October 31, 2005
  Class A......       (0.05)        1.64        7.12      31.01          15,986        2.01            1.51
  Class B......       (0.02)        1.58        6.92      29.92           2,815        3.22            2.26
  Class C......       (0.02)        1.58        6.91      29.97           2,765        2.94            2.25
  For the Year Ended October 31, 2004(h)
  Class A......          --         0.81        5.48      17.34           8,929        1.93            1.65
  Class B......          --         0.76        5.34      16.59           1,482        3.32            2.35
  Class C......          --         0.76        5.33      16.63           1,306        2.97            2.35
  For the Year Ended October 31, 2003
  Class A......          --         1.43        4.67      44.14           6,419        1.95            1.65
  Class B......          --         1.39        4.58      43.57           1,555        2.68            2.35
  Class C......          --         1.38        4.57      43.26           1,305        2.55            2.35
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  FUNDAMENTAL
  GROWTH FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  FOCUS FUND)
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.47%         (0.30)%     159%
  Class B......       2.20          (1.04)       --
  Class C......       2.20          (1.04)       --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.50           0.14       123
  Class B......       2.25          (0.61)       --
  Class C......       2.25          (0.61)       --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.60           0.68       112
  Class B......       2.35          (0.09)       --
  Class C......       2.35          (0.05)       --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.62          (0.25)      104
  Class B......       2.35          (0.98)       --
  Class C......       2.28          (0.91)       --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.65          (0.29)      138
  Class B......       2.35          (1.00)       --
  Class C......       2.35          (0.99)       --
THE HARTFORD
  GLOBAL
  COMMUNICA-
  TIONS FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.60           0.30       102
  Class B......       2.30          (0.40)       --
  Class C......       2.34          (0.47)       --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.15           1.83       104
  Class B......       1.78           1.18        --
  Class C......       1.90           1.01        --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.51           1.75        45
  Class B......       2.26           1.02        --
  Class C......       2.25           1.08        --
  For the Year
     Ended
     October
     31,
     2004(h)
  Class A......       1.65           1.08        85
  Class B......       2.35           0.37        --
  Class C......       2.35           0.43        --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.65          (0.08)      100
  Class B......       2.35          (0.79)       --
  Class C......       2.35          (0.77)       --




THE HARTFORD MUTUAL FUNDS                                                    281

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
  For the Year Ended October 31, 2007
  Class A......    $14.01     $ 0.17      $  --       $0.94        $1.11      $(0.11)       $(0.85)         $--
  Class B......     13.74       0.10         --        0.90         1.00       (0.02)        (0.85)          --
  Class C......     13.73       0.07         --        0.91         0.98       (0.04)        (0.85)          --
  For the Year Ended October 31, 2006
  Class A......     11.60       0.12         --        2.40         2.52       (0.11)           --           --
  Class B......     11.39       0.08         --        2.31         2.39       (0.04)           --           --
  Class C......     11.39       0.05         --        2.32         2.37       (0.03)           --           --
  For the Year Ended October 31, 2005
  Class A......     10.44       0.11         --        1.18         1.29       (0.13)           --           --
  Class B......     10.26       0.01         --        1.18         1.19       (0.06)           --           --
  Class C......     10.26       0.02         --        1.17         1.19       (0.06)           --           --
  For the Year Ended October 31, 2004(h)
  Class A......      9.71       0.12         --        0.69         0.81       (0.08)           --           --
  Class B......      9.55       0.05         --        0.69         0.74       (0.03)           --           --
  Class C......      9.55       0.05         --        0.69         0.74       (0.03)           --           --
  For the Year Ended October 31, 2003
  Class A......      8.03       0.07         --        1.65         1.72       (0.04)           --           --
  Class B......      7.92       0.02         --        1.61         1.63          --            --           --
  Class C......      7.92       0.02         --        1.61         1.63          --            --           --
THE HARTFORD GLOBAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD GLOBAL LEADERS FUND)
  For the Year Ended October 31, 2007
  Class A......     19.35      (0.14)      0.05        6.69         6.60          --         (0.98)          --
  Class B......     18.23      (0.32)      0.06        6.28         6.02          --         (0.98)          --
  Class C......     18.31      (0.28)      0.05        6.30         6.07          --         (0.98)          --
  For the Year Ended October 31, 2006(h)
  Class A......     16.80      (0.05)        --        2.81         2.76       (0.02)        (0.19)          --
  Class B......     15.93      (0.17)        --        2.66         2.49          --         (0.19)          --
  Class C......     16.01      (0.17)        --        2.66         2.49          --         (0.19)          --
  For the Year Ended October 31, 2005
  Class A......     16.49       0.08         --        0.23         0.31          --            --           --
  Class B......     15.77      (0.08)        --        0.24         0.16          --            --           --
  Class C......     15.84      (0.06)        --        0.23         0.17          --            --           --
  For the Year Ended October 31, 2004
  Class A......     13.96      (0.06)        --        2.59         2.53          --            --           --
  Class B......     13.45      (0.17)        --        2.49         2.32          --            --           --
  Class C......     13.49      (0.15)        --        2.50         2.35          --            --           --
  For the Year Ended October 31, 2003
  Class A......     11.21      (0.03)        --        2.78         2.75          --            --           --
  Class B......     10.88      (0.12)        --        2.69         2.57          --            --           --
  Class C......     10.90      (0.11)        --        2.70         2.59          --            --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.96)       $0.15      $14.16       8.42%(i)    $ 24,420        1.61%           1.60%
  Class B......       (0.87)        0.13       13.87       7.75(i)        3,803        2.62            2.22
  Class C......       (0.89)        0.09       13.82       7.57(i)        5,164        2.43            2.35
  For the Year Ended October 31, 2006
  Class A......       (0.11)        2.41       14.01      21.87          21,369        1.80            1.15
  Class B......       (0.04)        2.35       13.74      21.06           3,828        2.81            1.78
  Class C......       (0.03)        2.34       13.73      20.88           4,082        2.65            1.90
  For the Year Ended October 31, 2005
  Class A......       (0.13)        1.16       11.60      12.39          13,958        1.88            1.51
  Class B......       (0.06)        1.13       11.39      11.58           3,147        2.91            2.28
  Class C......       (0.06)        1.13       11.39      11.58           2,769        2.77            2.27
  For the Year Ended October 31, 2004(h)
  Class A......       (0.08)        0.73       10.44       8.42          12,910        1.78            1.65
  Class B......       (0.03)        0.71       10.26       7.71           3,043        2.80            2.35
  Class C......       (0.03)        0.71       10.26       7.71           2,459        2.68            2.35
  For the Year Ended October 31, 2003
  Class A......       (0.04)        1.68        9.71      21.48          12,652        1.90            1.65
  Class B......          --         1.63        9.55      20.58           3,681        2.62            2.35
  Class C......          --         1.63        9.55      20.58           3,197        2.50            2.35
THE HARTFORD GLOBAL GROWTH FUND (FORMERLY KNOWN AS
  THE HARTFORD GLOBAL LEADERS FUND)
  For the Year Ended October 31, 2007
  Class A......       (0.98)        5.62       24.97      35.85(i)      492,466        1.48            1.48
  Class B......       (0.98)        5.04       23.27      34.81(i)       78,931        2.40            2.19
  Class C......       (0.98)        5.09       23.40      34.94(i)       75,742        2.15            2.15
  For the Year Ended October 31, 2006(h)
  Class A......       (0.21)        2.55       19.35      16.58         417,840        1.53            1.48
  Class B......       (0.19)        2.30       18.23      15.80          74,805        2.44            2.18
  Class C......       (0.19)        2.30       18.31      15.72          66,121        2.20            2.20
  For the Year Ended October 31, 2005
  Class A......          --         0.31       16.80       1.88         419,648        1.58            1.48
  Class B......          --         0.16       15.93       1.02          78,986        2.51            2.35
  Class C......          --         0.17       16.01       1.07          71,623        2.25            2.25
  For the Year Ended October 31, 2004
  Class A......          --         2.53       16.49      18.12         466,013        1.62            1.62
  Class B......          --         2.32       15.77      17.25          90,179        2.52            2.35
  Class C......          --         2.35       15.84      17.42          87,518        2.24            2.24
  For the Year Ended October 31, 2003
  Class A......          --         2.75       13.96      24.53         464,610        1.62            1.61
  Class B......          --         2.57       13.45      23.62          78,923        2.36            2.35
  Class C......          --         2.59       13.49      23.76          78,303        2.23            2.23
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  GLOBAL
  FINANCIAL
  SERVICES FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.60%          1.31%      104%
  Class B......       2.22           0.70        --
  Class C......       2.35           0.58        --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.15           1.11        52
  Class B......       1.78           0.49        --
  Class C......       1.90           0.35        --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.51           0.91        33
  Class B......       2.28           0.15        --
  Class C......       2.27           0.16        --
  For the Year
     Ended
     October
     31,
     2004(h)
  Class A......       1.65           1.17        85
  Class B......       2.35           0.44        --
  Class C......       2.35           0.44        --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.65           0.93        93
  Class B......       2.35           0.22        --
  Class C......       2.35           0.23        --
THE HARTFORD
  GLOBAL GROWTH
  FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  GLOBAL
  LEADERS FUND)
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.48          (0.62)       85
  Class B......       2.19          (1.33)       --
  Class C......       2.15          (1.29)       --
  For the Year
     Ended
     October
     31,
     2006(h)
  Class A......       1.48          (0.25)      125
  Class B......       2.18          (0.95)       --
  Class C......       2.20          (0.98)       --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.48           0.41       270
  Class B......       2.35          (0.45)       --
  Class C......       2.25          (0.34)       --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.62          (0.36)      271
  Class B......       2.35          (1.09)       --
  Class C......       2.24          (0.98)       --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.61          (0.29)      320
  Class B......       2.35          (1.01)       --
  Class C......       2.23          (0.89)       --




282                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD GLOBAL HEALTH FUND
  For the Year Ended October 31, 2007
  Class A......    $17.84     $(0.04)      $--        $ 1.73      $ 1.69        $--         $(0.68)         $--
  Class B......     16.92      (0.20)       --          1.63        1.43         --          (0.68)          --
  Class C......     16.93      (0.15)       --          1.61        1.46         --          (0.68)          --
  For the Year Ended October 31, 2006
  Class A......     16.50      (0.07)       --          2.41        2.34         --          (1.00)          --
  Class B......     15.81      (0.20)       --          2.31        2.11         --          (1.00)          --
  Class C......     15.81      (0.18)       --          2.30        2.12         --          (1.00)          --
  For the Year Ended October 31, 2005
  Class A......     15.00      (0.08)       --          2.35        2.27         --          (0.77)          --
  Class B......     14.50      (0.20)       --          2.28        2.08         --          (0.77)          --
  Class C......     14.51      (0.19)       --          2.26        2.07         --          (0.77)          --
  For the Year Ended October 31, 2004
  Class A......     13.80      (0.10)       --          1.36        1.26         --          (0.06)          --
  Class B......     13.43      (0.20)       --          1.33        1.13         --          (0.06)          --
  Class C......     13.44      (0.20)       --          1.33        1.13         --          (0.06)          --
  For the Year Ended October 31, 2003
  Class A......     11.42      (0.07)       --          2.75        2.68         --          (0.30)          --
  Class B......     11.20      (0.15)       --          2.68        2.53         --          (0.30)          --
  Class C......     11.21      (0.15)       --          2.68        2.53         --          (0.30)          --
THE HARTFORD GLOBAL TECHNOLOGY FUND
  For the Year Ended October 31, 2007
  Class A......      5.67      (0.05)       --          1.61        1.56         --             --           --
  Class B......      5.41      (0.09)       --          1.53        1.44         --             --           --
  Class C......      5.40      (0.10)       --          1.52        1.42         --             --           --
  For the Year Ended October 31, 2006
  Class A......      4.97      (0.04)       --          0.74        0.70         --             --           --
  Class B......      4.77      (0.08)       --          0.72        0.64         --             --           --
  Class C......      4.77      (0.09)       --          0.72        0.63         --             --           --
  For the Year Ended October 31, 2005
  Class A......      4.42         --        --          0.55        0.55         --             --           --
  Class B......      4.28      (0.04)       --          0.53        0.49         --             --           --
  Class C......      4.28      (0.04)       --          0.53        0.49         --             --           --
  For the Year Ended October 31, 2004
  Class A......      4.68      (0.07)       --         (0.19)      (0.26)        --             --           --
  Class B......      4.56      (0.10)       --         (0.18)      (0.28)        --             --           --
  Class C......      4.56      (0.11)       --         (0.17)      (0.28)        --             --           --
  For the Year Ended October 31, 2003
  Class A......      2.98      (0.04)       --          1.74        1.70         --             --           --
  Class B......      2.92      (0.06)       --          1.70        1.64         --             --           --
  Class C......      2.92      (0.06)       --          1.70        1.64         --             --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD GLOBAL HEALTH FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.68)      $ 1.01      $18.85       9.96%(i)    $509,341        1.41%           1.41%
  Class B......       (0.68)        0.75       17.67       8.92(i)       82,932        2.30            2.29
  Class C......       (0.68)        0.78       17.71       9.11(i)      137,101        2.15            2.15
  For the Year Ended October 31, 2006
  Class A......       (1.00)        1.34       17.84      14.96         370,285        1.61            1.60
  Class B......       (1.00)        1.11       16.92      14.10          80,574        2.45            2.32
  Class C......       (1.00)        1.12       16.93      14.17          97,956        2.31            2.31
  For the Year Ended October 31, 2005
  Class A......       (0.77)        1.50       16.50      15.67         209,835        1.71            1.60
  Class B......       (0.77)        1.31       15.81      14.86          71,204        2.52            2.35
  Class C......       (0.77)        1.30       15.81      14.78          72,546        2.36            2.35
  For the Year Ended October 31, 2004
  Class A......       (0.06)        1.20       15.00       9.21         170,672        1.81            1.65
  Class B......       (0.06)        1.07       14.50       8.49          66,035        2.55            2.35
  Class C......       (0.06)        1.07       14.51       8.49          61,390        2.37            2.35
  For the Year Ended October 31, 2003
  Class A......       (0.30)        2.38       13.80      24.02         126,630        1.76            1.65
  Class B......       (0.30)        2.23       13.43      23.13          56,378        2.49            2.35
  Class C......       (0.30)        2.23       13.44      23.11          51,606        2.36            2.35
THE HARTFORD GLOBAL TECHNOLOGY FUND
  For the Year Ended October 31, 2007
  Class A......          --         1.56        7.23      27.51(i)       46,765        1.84            1.44
  Class B......          --         1.44        6.85      26.62(i)       14,552        2.74            2.05
  Class C......          --         1.42        6.82      26.30(i)       15,462        2.47            2.31
  For the Year Ended October 31, 2006
  Class A......          --         0.70        5.67      14.08          33,424        2.10            1.36
  Class B......          --         0.64        5.41      13.42          12,729        2.96            1.99
  Class C......          --         0.63        5.40      13.21          11,521        2.71            2.24
  For the Year Ended October 31, 2005
  Class A......          --         0.55        4.97      12.44          27,620        2.22            1.60
  Class B......          --         0.49        4.77      11.45          12,409        3.05            2.35
  Class C......          --         0.49        4.77      11.45          10,712        2.75            2.35
  For the Year Ended October 31, 2004
  Class A......          --        (0.26)       4.42      (5.56)         31,418        2.14            1.65
  Class B......          --        (0.28)       4.28      (6.14)         12,978        2.96            2.35
  Class C......          --        (0.28)       4.28      (6.14)         13,891        2.62            2.35
  For the Year Ended October 31, 2003
  Class A......          --         1.70        4.68      57.05          32,388        1.77            1.65
  Class B......          --         1.64        4.56      56.16          13,991        2.50            2.35
  Class C......          --         1.64        4.56      56.16          16,513        2.37            2.35
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  GLOBAL HEALTH
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.41%         (0.25)%      41%
  Class B......       2.29          (1.15)       --
  Class C......       2.15          (0.99)       --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.60          (0.53)       30
  Class B......       2.32          (1.27)       --
  Class C......       2.31          (1.25)       --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.60          (0.55)       50
  Class B......       2.35          (1.30)       --
  Class C......       2.35          (1.30)       --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.65          (0.68)       41
  Class B......       2.35          (1.38)       --
  Class C......       2.35          (1.38)       --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.65          (0.62)       37
  Class B......       2.35          (1.31)       --
  Class C......       2.35          (1.31)       --
THE HARTFORD
  GLOBAL
  TECHNOLOGY
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.44          (0.87)      146
  Class B......       2.05          (1.47)       --
  Class C......       2.31          (1.75)       --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.36          (0.78)      144
  Class B......       1.99          (1.41)       --
  Class C......       2.24          (1.67)       --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.60             --       132
  Class B......       2.35          (0.79)       --
  Class C......       2.35          (0.65)       --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.65          (1.37)      165
  Class B......       2.35          (2.07)       --
  Class C......       2.35          (2.07)       --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.65          (1.28)      163
  Class B......       2.35          (1.98)       --
  Class C......       2.35          (1.99)       --




THE HARTFORD MUTUAL FUNDS                                                    283

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD GROWTH FUND
  For the Year Ended October 31, 2007
  Class A......    $18.45     $(0.07)     $  --       $ 4.17      $ 4.10        $--         $(1.30)         $--
  Class B......     16.25      (0.21)        --         3.65        3.44         --          (1.30)          --
  Class C......     16.29      (0.19)        --         3.65        3.46         --          (1.30)          --
  For the Year Ended October 31, 2006
  Class A......     17.32      (0.07)        --         1.20        1.13         --             --           --
  Class B......     15.38      (0.20)        --         1.07        0.87         --             --           --
  Class C......     15.40      (0.18)        --         1.07        0.89         --             --           --
  For the Year Ended October 31, 2005
  Class A......     16.19      (0.04)        --         1.17        1.13         --             --           --
  Class B......     14.49      (0.15)        --         1.04        0.89         --             --           --
  Class C......     14.50      (0.13)        --         1.03        0.90         --             --           --
  For the Year Ended October 31, 2004
  Class A......     15.19      (0.08)        --         1.08        1.00         --             --           --
  Class B......     13.70      (0.15)        --         0.94        0.79         --             --           --
  Class C......     13.70      (0.12)        --         0.92        0.80         --             --           --
  For the Year Ended October 31, 2003
  Class A......     11.90      (0.03)        --         3.32        3.29         --             --           --
  Class B......     10.80      (0.07)        --         2.97        2.90         --             --           --
  Class C......     10.80      (0.07)        --         2.97        2.90         --             --           --
THE HARTFORD GROWTH OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A......     29.33      (0.03)      0.01        11.05       11.03         --          (2.12)          --
  Class B......     25.23      (0.20)      0.01         9.31        9.12         --          (2.12)          --
  Class C......     25.24      (0.10)        --         9.25        9.15         --          (2.12)          --
  For the Year Ended October 31, 2006
  Class A......     27.84      (0.07)        --         3.59        3.52         --          (2.03)          --
  Class B......     24.42      (0.25)        --         3.09        2.84         --          (2.03)          --
  Class C......     24.42      (0.23)        --         3.08        2.85         --          (2.03)          --
  For the Year Ended October 31, 2005
  Class A......     23.49      (0.06)        --         4.41        4.35         --             --           --
  Class B......     20.77      (0.25)        --         3.90        3.65         --             --           --
  Class C......     20.77      (0.25)        --         3.90        3.65         --             --           --
  For the Year Ended October 31, 2004
  Class A......     21.25      (0.17)        --         2.41        2.24         --             --           --
  Class B......     18.91      (0.26)        --         2.12        1.86         --             --           --
  Class C......     18.91      (0.28)        --         2.14        1.86         --             --           --
  For the Year Ended October 31, 2003
  Class A......     15.31      (0.07)        --         6.01        5.94         --             --           --
  Class B......     13.71      (0.12)        --         5.32        5.20         --             --           --
  Class C......     13.70      (0.09)        --         5.30        5.21         --             --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD GROWTH FUND
  For the Year Ended October 31, 2007
  Class A......      $(1.30)       $2.80      $21.25      23.92%(i)    $627,677        1.27%           1.27%
  Class B......       (1.30)        2.14       18.39      23.02(i)       41,359        2.22            2.09
  Class C......       (1.30)        2.16       18.45      23.10(i)       85,303        1.98            1.98
  For the Year Ended October 31, 2006
  Class A......          --         1.13       18.45       6.52         707,000        1.34            1.33
  Class B......          --         0.87       16.25       5.66          44,064        2.22            2.09
  Class C......          --         0.89       16.29       5.78          85,469        2.02            2.02
  For the Year Ended October 31, 2005
  Class A......          --         1.13       17.32       6.98         635,057        1.40            1.33
  Class B......          --         0.89       15.38       6.14          46,251        2.27            2.15
  Class C......          --         0.90       15.40       6.21          82,481        2.05            2.05
  For the Year Ended October 31, 2004
  Class A......          --         1.00       16.19       6.58         384,160        1.55            1.45
  Class B......          --         0.79       14.49       5.77          32,440        2.33            2.15
  Class C......          --         0.80       14.50       5.84          47,575        2.07            2.07
  For the Year Ended October 31, 2003
  Class A......          --         3.29       15.19      27.65          72,186        1.52            1.45
  Class B......          --         2.90       13.70      26.85          11,552        2.26            2.12
  Class C......          --         2.90       13.70      26.85          11,896        2.15            2.15
THE HARTFORD GROWTH OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A......       (2.12)        8.91       38.24      40.39(i)      989,969        1.42            1.31
  Class B......       (2.12)        7.00       32.23      39.29(i)       56,396        2.18            2.11
  Class C......       (2.12)        7.03       32.27      39.40(i)      201,274        1.98            1.98
  For the Year Ended October 31, 2006
  Class A......       (2.03)        1.49       29.33      13.35         420,220        1.60            1.20
  Class B......       (2.03)        0.81       25.23      12.36          33,670        2.26            2.08
  Class C......       (2.03)        0.82       25.24      12.40          47,366        2.09            2.07
  For the Year Ended October 31, 2005
  Class A......          --         4.35       27.84      18.52         222,682        1.54            1.36
  Class B......          --         3.65       24.42      17.57          20,002        2.39            2.15
  Class C......          --         3.65       24.42      17.57          18,842        2.13            2.13
  For the Year Ended October 31, 2004
  Class A......          --         2.24       23.49      10.54          54,652        1.52            1.45
  Class B......          --         1.86       20.77       9.84          11,518        2.45            2.14
  Class C......          --         1.86       20.77       9.84          11,899        2.11            2.11
  For the Year Ended October 31, 2003
  Class A......          --         5.94       21.25      38.80          17,149        1.49            1.45
  Class B......          --         5.20       18.91      37.93           4,470        2.22            2.15
  Class C......          --         5.21       18.91      38.03           5,238        2.10            2.10
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.27%         (0.35)%      89%
  Class B......       2.09          (1.17)       --
  Class C......       1.98          (1.06)       --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.33          (0.38)       92
  Class B......       2.09          (1.14)       --
  Class C......       2.02          (1.07)       --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.33          (0.30)       77
  Class B......       2.15          (1.09)       --
  Class C......       2.05          (1.01)       --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.45          (0.84)       66
  Class B......       2.15          (1.54)       --
  Class C......       2.07          (1.45)       --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.45          (0.65)      129
  Class B......       2.12          (1.35)       --
  Class C......       2.15          (1.36)       --
THE HARTFORD
  GROWTH
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.31          (0.12)      120
  Class B......       2.11          (0.88)       --
  Class C......       1.98          (0.82)       --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.20          (0.31)      131
  Class B......       2.08          (1.18)       --
  Class C......       2.07          (1.17)       --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.36          (0.45)      156
  Class B......       2.15          (1.27)       --
  Class C......       2.13          (1.26)       --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.45          (0.94)      130
  Class B......       2.14          (1.64)       --
  Class C......       2.11          (1.61)       --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.45          (0.88)      158
  Class B......       2.15          (1.58)       --
  Class C......       2.10          (1.54)       --




284                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD HIGH YIELD FUND
  For the Year Ended October 31, 2007
  Class A......    $ 7.93      $0.58      $  --       $(0.01)     $ 0.57      $(0.58)       $   --          $--
  Class B......      7.92       0.52         --        (0.01)       0.51       (0.52)           --           --
  Class C......      7.92       0.53         --        (0.01)       0.52       (0.53)           --           --
  For the Year Ended October 31, 2006
  Class A......      7.76       0.54         --         0.18        0.72       (0.55)           --           --
  Class B......      7.74       0.48         --         0.19        0.67       (0.49)           --           --
  Class C......      7.75       0.49         --         0.17        0.66       (0.49)           --           --
  For the Year Ended October 31, 2005
  Class A......      8.18       0.48         --        (0.40)       0.08       (0.50)           --           --
  Class B......      8.17       0.42         --        (0.41)       0.01       (0.44)           --           --
  Class C......      8.17       0.42         --        (0.39)       0.03       (0.45)           --           --
  For the Year Ended October 31, 2004(h)
  Class A......      7.94       0.48         --         0.23        0.71       (0.47)           --           --
  Class B......      7.93       0.43         --         0.22        0.65       (0.41)           --           --
  Class C......      7.93       0.43       0.01         0.22        0.66       (0.42)           --           --
  For the Year Ended October 31, 2003(h)
  Class A......      6.73       0.60         --         1.26        1.86       (0.65)           --           --
  Class B......      6.72       0.57         --         1.24        1.81       (0.60)           --           --
  Class C......      6.72       0.55         --         1.26        1.81       (0.60)           --           --
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (date shares became available to public) May 31, 2007, through October 31, 2007(l)
  Class A......     10.00       0.20         --        (0.54)      (0.34)      (0.20)           --           --
  Class B......     10.00       0.17         --        (0.54)      (0.37)      (0.17)           --           --
  Class C......     10.00       0.17         --        (0.54)      (0.37)      (0.17)           --           --
THE HARTFORD INCOME FUND
  For the Year Ended October 31, 2007
  Class A......     10.33       0.57         --        (0.19)       0.38       (0.57)           --           --
  Class B......     10.33       0.50         --        (0.20)       0.30       (0.49)           --           --
  Class C......     10.35       0.50         --        (0.19)       0.31       (0.50)           --           --
  For the Year Ended October 31, 2006
  Class A......     10.24       0.54         --         0.08        0.62       (0.53)           --           --
  Class B......     10.24       0.46         --         0.08        0.54       (0.45)           --           --
  Class C......     10.26       0.46         --         0.08        0.54       (0.45)           --           --
  For the Year Ended October 31, 2005
  Class A......     10.72       0.51         --        (0.44)       0.07       (0.51)        (0.04)          --
  Class B......     10.72       0.43         --        (0.43)         --       (0.44)        (0.04)          --
  Class C......     10.74       0.43         --        (0.43)         --       (0.44)        (0.04)          --
  For the Year Ended October 31, 2004
  Class A......     10.53       0.48         --         0.22        0.70       (0.51)           --           --
  Class B......     10.53       0.42         --         0.21        0.63       (0.44)           --           --
  Class C......     10.55       0.41         --         0.22        0.63       (0.44)           --           --
  From Inception October 31, 2002, through October 31,  2003
  Class A......     10.00       0.52         --         0.58        1.06       (0.53)           --           --
  Class B......     10.00       0.44         --         0.54        1.98       (0.45)           --           --
  Class C......     10.00       0.44         --         0.56        1.00       (0.45)           --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD HIGH YIELD FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.58)      $(0.01)     $ 7.92        7.36%      $171,505         1.36%           1.15%
  Class B......       (0.52)       (0.01)       7.91        6.56         31,591         2.17            1.90
  Class C......       (0.53)       (0.01)       7.91        6.63         35,066         2.03            1.83
  For the Year Ended October 31, 2006
  Class A......       (0.55)        0.17        7.93        9.57        190,479         1.36            1.20
  Class B......       (0.49)        0.18        7.92        8.90         37,189         2.17            1.95
  Class C......       (0.49)        0.17        7.92        8.84         39,991         2.04            1.89
  For the Year Ended October 31, 2005
  Class A......       (0.50)       (0.42)       7.76        0.97        188,599         1.33            1.33
  Class B......       (0.44)       (0.43)       7.74        0.08         47,071         2.12            2.10
  Class C......       (0.45)       (0.42)       7.75        0.30         50,945         2.00            2.00
  For the Year Ended October 31, 2004(h)
  Class A......       (0.47)        0.24        8.18        9.26(i)     247,364         1.35            1.35
  Class B......       (0.41)        0.24        8.17        8.45(i)      63,972         2.07            2.07
  Class C......       (0.42)        0.24        8.17        8.54(i)      71,673         1.98            1.98
  For the Year Ended October 31, 2003(h)
  Class A......       (0.65)        1.21        7.94       28.69        213,377         1.49            1.40
  Class B......       (0.60)        1.21        7.93       27.83         72,293         2.23            2.10
  Class C......       (0.60)        1.21        7.93       27.84         77,968         2.10            2.10
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (date shares became available to public) May
     31, 2007, through October 31, 2007(l)
  Class A......       (0.20)       (0.54)       9.46       (3.41)(f)     46,261         1.03(e)         0.25(e)
  Class B......       (0.17)       (0.54)       9.46       (3.71)(f)      1,333         1.82(e)         1.00(e)
  Class C......       (0.17)       (0.54)       9.46       (3.71)(f)     11,236         1.81(e)         1.00(e)
THE HARTFORD INCOME FUND
  For the Year Ended October 31, 2007
  Class A......       (0.57)       (0.19)      10.14        3.77         98,047         1.08            0.95
  Class B......       (0.49)       (0.19)      10.14        3.00          9,837         1.95            1.70
  Class C......       (0.50)       (0.19)      10.16        3.01         14,263         1.82            1.70
  For the Year Ended October 31, 2006
  Class A......       (0.53)        0.09       10.33        6.24         37,168         1.21            0.95
  Class B......       (0.45)        0.09       10.33        5.45          7,224         2.06            1.70
  Class C......       (0.45)        0.09       10.35        5.44          8,101         1.96            1.70
  For the Year Ended October 31, 2005
  Class A......       (0.55)       (0.48)      10.24        0.70         28,942         1.20            0.95
  Class B......       (0.48)       (0.48)      10.24       (0.04)         5,973         2.06            1.70
  Class C......       (0.48)       (0.48)      10.26       (0.03)         5,142         1.96            1.70
  For the Year Ended October 31, 2004
  Class A......       (0.51)        0.19       10.72        6.85         29,580         1.14            1.00
  Class B......       (0.44)        0.19       10.72        6.10          5,541         1.95            1.70
  Class C......       (0.44)        0.19       10.74        6.09          5,562         1.88            1.70
  From Inception October 31, 2002, through October
     31,  2003
  Class A......       (0.53)        0.53       10.53     10.79(f)        15,836       1.58(e)         1.00(e)
  Class B......       (0.45)        0.53       10.53     10.01(f)         4,705       2.31(e)         1.70(e)
  Class C......       (0.45)        0.55       10.55     10.22(f)         5,050       2.17(e)         1.70(e)
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  HIGH YIELD
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......        1.15%         7.26%      145%
  Class B......        1.90          6.51        --
  Class C......        1.83          6.58        --
  For the Year
     Ended
     October
     31, 2006
  Class A......        1.20          6.87       147
  Class B......        1.95          6.10        --
  Class C......        1.89          6.15        --
  For the Year
     Ended
     October
     31, 2005
  Class A......        1.33          5.86       113
  Class B......        2.10          5.09        --
  Class C......        2.00          5.18        --
  For the Year
     Ended
     October
     31,
     2004(h)
  Class A......        1.35          6.03        86
  Class B......        2.07          5.32        --
  Class C......        1.98          5.40        --
  For the Year
     Ended
     October
     31,
     2003(h)
  Class A......        1.40          7.98        54
  Class B......        2.10          7.39        --
  Class C......        2.10          7.31        --
THE HARTFORD
  HIGH YIELD
  MUNICIPAL
  BOND FUND
  From (date
     shares
     became
     available
     to public)
     May 31,
     2007,
     through
     October
     31,
     2007(l)
  Class A......        0.25(e)       4.83(e)     23
  Class B......        1.00(e)       4.05(e)     --
  Class C......        1.00(e)       4.19(e)     --
THE HARTFORD
  INCOME FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......        0.95          5.72       147
  Class B......        1.70          4.92        --
  Class C......        1.70          4.92        --
  For the Year
     Ended
     October
     31, 2006
  Class A......        0.95          5.35       175
  Class B......        1.70          4.60        --
  Class C......        1.70          4.61        --
  For the Year
     Ended
     October
     31, 2005
  Class A......        0.95          4.80       188
  Class B......        1.70          4.05        --
  Class C......        1.70          4.05        --
  For the Year
     Ended
     October
     31, 2004
  Class A......        1.00          4.60       167
  Class B......        1.70          3.90        --
  Class C......        1.70          3.90        --
  From
     Inception
     October
     31, 2002,
     through
     October
     31,  2003
  Class A......      1.00(e)       5.06(e)      174
  Class B......      1.70(e)       4.31(e)       --
  Class C......      1.70(e)       4.28(e)       --




THE HARTFORD MUTUAL FUNDS                                                    285

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD INFLATION PLUS FUND
  For the Year Ended October 31, 2007
  Class A......    $10.44     $ 0.39       $--        $ 0.21       $0.60      $(0.38)       $   --          $--
  Class B......     10.45       0.29        --          0.23        0.52       (0.33)           --           --
  Class C......     10.44       0.29        --          0.23        0.52       (0.33)           --           --
  For the Year Ended October 31, 2006
  Class A......     10.67       0.49        --         (0.26)       0.23       (0.43)        (0.03)          --
  Class B......     10.68       0.40        --         (0.25)       0.15       (0.35)        (0.03)          --
  Class C......     10.67       0.40        --         (0.25)       0.15       (0.35)        (0.03)          --
  For the Year Ended October 31, 2005
  Class A......     10.95       0.41        --         (0.18)       0.23       (0.42)        (0.09)          --
  Class B......     10.96       0.33        --         (0.18)       0.15       (0.34)        (0.09)          --
  Class C......     10.96       0.33        --         (0.19)       0.14       (0.34)        (0.09)          --
  For the Year Ended October 31, 2004
  Class A......     10.63       0.30        --          0.37        0.67       (0.31)        (0.04)          --
  Class B......     10.64       0.22        --          0.37        0.59       (0.23)        (0.04)          --
  Class C......     10.63       0.23        --          0.37        0.60       (0.23)        (0.04)          --
  From inception October 31, 2002, through October 31, 2003
  Class A......     10.00       0.27        --          0.62        0.89       (0.26)           --           --
  Class B......     10.00       0.21        --          0.63        0.84       (0.20)           --           --
  Class C......     10.00       0.20        --          0.63        0.83       (0.20)           --           --
THE HARTFORD INTERNATIONAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
  For the Year Ended October 31, 2007(h)
  Class A......     14.93       0.02        --          5.35        5.37       (0.01)        (1.36)          --
  Class B......     14.42      (0.11)       --          5.13        5.02          --         (1.36)          --
  Class C......     14.42      (0.09)       --          5.13        5.04          --         (1.36)          --
  For the Year Ended October 31, 2006(h)
  Class A......     12.14       0.02        --          2.96        2.98       (0.05)        (0.14)          --
  Class B......     11.77      (0.08)       --          2.87        2.79          --         (0.14)          --
  Class C......     11.77      (0.09)       --          2.88        2.79          --         (0.14)          --
  For the Year Ended October 31, 2005
  Class A......     11.59       0.07        --          0.48        0.55          --            --           --
  Class B......     11.32      (0.01)       --          0.46        0.45          --            --           --
  Class C......     11.32      (0.01)       --          0.46        0.45          --            --           --
  For the Year Ended October 31, 2004(h)
  Class A......      9.62      (0.01)       --          2.03        2.02          --         (0.05)          --
  Class B......      9.46      (0.08)       --          1.99        1.91          --         (0.05)          --
  Class C......      9.46      (0.08)       --          1.99        1.91          --         (0.05)          --
  For the Year Ended October 31, 2003
  Class A......      6.93      (0.02)       --          2.72        2.70       (0.01)           --           --
  Class B......      6.86      (0.04)       --          2.64        2.60          --            --           --
  Class C......      6.86      (0.04)       --          2.64        2.60          --            --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD INFLATION PLUS FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.38)      $ 0.22      $10.66       5.86%       $184,558        1.22%           1.03%
  Class B......       (0.33)        0.19       10.64       5.05          68,593        2.01            1.78
  Class C......       (0.33)        0.19       10.63       5.05         159,067        1.97            1.78
  For the Year Ended October 31, 2006
  Class A......       (0.46)       (0.23)      10.44       2.29         282,362        1.02            0.95
  Class B......       (0.38)       (0.23)      10.45       1.51          92,340        1.82            1.70
  Class C......       (0.38)       (0.23)      10.44       1.51         247,091        1.78            1.70
  For the Year Ended October 31, 2005
  Class A......       (0.51)       (0.28)      10.67       2.10         414,778        1.00            0.95
  Class B......       (0.43)       (0.28)      10.68       1.33         119,302        1.81            1.70
  Class C......       (0.43)       (0.29)      10.67       1.24         373,750        1.76            1.70
  For the Year Ended October 31, 2004
  Class A......       (0.35)        0.32       10.95       6.39         313,961        1.04            1.00
  Class B......       (0.27)        0.32       10.96       5.65         107,964        1.81            1.70
  Class C......       (0.27)        0.33       10.96       5.74         319,990        1.76            1.70
  From inception October 31, 2002, through October
     31, 2003
  Class A......       (0.26)        0.63       10.63       9.02(f)      142,992        1.34(e)         1.00(e)
  Class B......       (0.20)        0.64       10.64       8.41(f)       67,986        2.09(e)         1.70(e)
  Class C......       (0.20)        0.63       10.63       8.31(f)      160,253        1.95(e)         1.70(e)
THE HARTFORD INTERNATIONAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD
  INTERNATIONAL CAPITAL APPRECIATION FUND)
  For the Year Ended October 31, 2007(h)
  Class A......       (1.37)        4.00       18.93      39.31(i)      431,193        1.49            1.49
  Class B......       (1.36)        3.66       18.08      38.11(i)       51,577        2.36            2.33
  Class C......       (1.36)        3.68       18.10      38.27(i)       65,982        2.20            2.20
  For the Year Ended October 31, 2006(h)
  Class A......       (0.19)        2.79       14.93      24.85         213,186        1.70            1.60
  Class B......       (0.14)        2.65       14.42      23.95          33,252        2.56            2.30
  Class C......       (0.14)        2.65       14.42      23.95          43,336        2.40            2.35
  For the Year Ended October 31, 2005
  Class A......          --         0.55       12.14       4.74         131,430        1.77            1.60
  Class B......          --         0.45       11.77       3.98          22,304        2.66            2.35
  Class C......          --         0.45       11.77       3.98          29,486        2.49            2.35
  For the Year Ended October 31, 2004(h)
  Class A......       (0.05)        1.97       11.59      21.14          50,051        1.91            1.65
  Class B......       (0.05)        1.86       11.32      20.33           8,968        2.83            2.35
  Class C......       (0.05)        1.86       11.32      20.33          12,906        2.63            2.35
  For the Year Ended October 31, 2003
  Class A......       (0.01)        2.69        9.62      38.95          11,362        2.36            1.65
  Class B......          --         2.60        9.46      37.90           2,148        3.08            2.35
  Class C......          --         2.60        9.46      37.90           2,285        2.95            2.35
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  INFLATION
  PLUS FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       0.85%          3.09%      608%
  Class B......       1.60           2.51        --
  Class C......       1.60           2.31        --
  For the Year
     Ended
     October
     31, 2006
  Class A......       0.95           4.50       193
  Class B......       1.70           3.76        --
  Class C......       1.70           3.72        --
  For the Year
     Ended
     October
     31, 2005
  Class A......       0.95           3.88        71
  Class B......       1.70           3.09        --
  Class C......       1.70           3.12        --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.00           3.04        81
  Class B......       1.70           2.21        --
  Class C......       1.70           2.33        --
  From
     inception
     October
     31, 2002,
     through
     October
     31, 2003
  Class A......       1.00(e)        2.63(e)     23
  Class B......       1.70(e)        1.98(e)     --
  Class C......       1.70(e)        1.97(e)     --
THE HARTFORD
  INTERNATIONAL
  GROWTH FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION
  FUND)
  For the Year
     Ended
     October
     31,
     2007(h)
  Class A......       1.49           0.14       242
  Class B......       2.33          (0.73)       --
  Class C......       2.20          (0.61)       --
  For the Year
     Ended
     October
     31,
     2006(h)
  Class A......       1.60           0.12       165
  Class B......       2.30          (0.59)       --
  Class C......       2.35          (0.65)       --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.60           0.66       183
  Class B......       2.35          (0.09)       --
  Class C......       2.35          (0.07)       --
  For the Year
     Ended
     October
     31,
     2004(h)
  Class A......       1.65          (0.10)      200
  Class B......       2.35          (0.80)       --
  Class C......       2.35          (0.79)       --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.65          (0.35)      281
  Class B......       2.35          (1.04)       --
  Class C......       2.35          (1.01)       --




286                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A......    $16.13     $ 0.05       $--        $6.10        $6.15      $(0.06)       $(0.43)         $--
  Class B......     15.14      (0.07)       --         5.70         5.63          --         (0.43)          --
  Class C......     15.01      (0.07)       --         5.65         5.58          --         (0.43)          --
  For the Year Ended October 31, 2006(h)
  Class A......     13.13       0.13        --         2.92         3.05       (0.05)           --           --
  Class B......     12.35       0.03        --         2.76         2.79          --            --           --
  Class C......     12.27       0.01        --         2.73         2.74          --            --           --
  For the Year Ended October 31, 2005
  Class A......     11.22       0.05        --         1.86         1.91          --            --           --
  Class B......     10.64      (0.04)       --         1.75         1.71          --            --           --
  Class C......     10.57      (0.04)       --         1.74         1.70          --            --           --
  For the Year Ended October 31, 2004
  Class A......      9.66       0.03        --         1.54         1.57       (0.01)           --           --
  Class B......      9.22      (0.05)       --         1.47         1.42          --            --           --
  Class C......      9.16      (0.05)       --         1.46         1.41          --            --           --
  For the Year Ended October 31, 2003
  Class A......      8.03       0.02        --         1.61         1.63          --            --           --
  Class B......      7.71      (0.04)       --         1.55         1.51          --            --           --
  Class C......      7.67      (0.04)       --         1.53         1.49          --            --           --
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class A......     16.19       0.03        --         3.92         3.95       (0.15)        (2.00)          --
  Class B......     15.72      (0.05)       --         3.76         3.71       (0.08)        (2.00)          --
  Class C......     15.55      (0.02)       --         3.69         3.67       (0.06)        (2.00)          --
  For the Year Ended October 31, 2006(h)
  Class A......     14.27       0.08        --         3.62         3.70       (0.25)        (1.53)          --
  Class B......     13.91      (0.01)       --         3.51         3.50       (0.16)        (1.53)          --
  Class C......     13.78      (0.03)       --         3.48         3.45       (0.15)        (1.53)          --
  For the Year Ended October 31, 2005
  Class A......     13.44       0.06        --         2.25         2.31          --         (1.48)          --
  Class B......     13.23         --        --         2.16         2.16          --         (1.48)          --
  Class C......     13.12      (0.01)       --         2.15         2.14          --         (1.48)          --
  For the Year Ended October 31, 2004
  Class A......     12.93       0.07        --         1.31         1.38          --         (0.87)          --
  Class B......     12.82       0.02        --         1.26         1.28          --         (0.87)          --
  Class C......     12.72       0.03        --         1.24         1.27          --         (0.87)          --
  For the Year Ended October 31, 2003(h)
  Class A......      8.37       0.07        --         4.51         4.58       (0.02)           --           --
  Class B......      8.34       0.01        --         4.47         4.48          --            --           --
  Class C......      8.28       0.01        --         4.43         4.44          --            --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.49)       $5.66      $21.79      39.15%(i)    $241,239        1.49%           1.49%
  Class B......       (0.43)        5.20       20.34      38.17(i)       37,545        2.46            2.18
  Class C......       (0.43)        5.15       20.16      38.17(i)       31,076        2.21            2.21
  For the Year Ended October 31, 2006(h)
  Class A......       (0.05)        3.00       16.13      23.25         159,087        1.61            1.57
  Class B......          --         2.79       15.14      22.59          29,125        2.56            2.15
  Class C......          --         2.74       15.01      22.33          20,782        2.33            2.33
  For the Year Ended October 31, 2005
  Class A......          --         1.91       13.13      17.02         102,393        1.72            1.57
  Class B......          --         1.71       12.35      16.07          23,940        2.68            2.35
  Class C......          --         1.70       12.27      16.08          16,896        2.42            2.35
  For the Year Ended October 31, 2004
  Class A......       (0.01)        1.56       11.22      16.20          87,348        1.83            1.65
  Class B......          --         1.42       10.64      15.40          23,301        2.77            2.35
  Class C......          --         1.41       10.57      15.39          15,749        2.48            2.35
  For the Year Ended October 31, 2003
  Class A......          --         1.63        9.66      20.30          69,153        1.72            1.65
  Class B......          --         1.51        9.22      19.58          20,459        2.45            2.35
  Class C......          --         1.49        9.16      19.43          14,790        2.35            2.35
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class A......       (2.15)        1.80       17.99      27.90         153,290        1.49            1.49
  Class B......       (2.08)        1.63       17.35      26.97          19,562        2.44            2.26
  Class C......       (2.06)        1.61       17.16      26.98          33,033        2.23            2.23
  For the Year Ended October 31, 2006(h)
  Class A......       (1.78)        1.92       16.19      29.36          69,998        1.74            1.60
  Class B......       (1.69)        1.81       15.72      28.51          11,960        2.66            2.24
  Class C......       (1.68)        1.77       15.55      28.35          18,486        2.43            2.35
  For the Year Ended October 31, 2005
  Class A......       (1.48)        0.83       14.27      18.90          34,896        1.82            1.60
  Class B......       (1.48)        0.68       13.91      17.96           6,101        2.78            2.35
  Class C......       (1.48)        0.66       13.78      17.96          12,614        2.46            2.35
  For the Year Ended October 31, 2004
  Class A......       (0.87)        0.51       13.44      11.39          23,934        1.99            1.65
  Class B......       (0.87)        0.41       13.23      10.62           3,726        2.89            2.35
  Class C......       (0.87)        0.40       13.12      10.63          10,072        2.60            2.35
  For the Year Ended October 31, 2003(h)
  Class A......       (0.02)        4.56       12.93      54.76          12,320        2.36            1.65
  Class B......          --         4.48       12.82      53.72           2,237        3.09            2.35
  Class C......          --         4.44       12.72      53.62           3,004        2.96            2.35
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  INTERNATIONAL
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.49%          0.31%      147%
  Class B......       2.18          (0.39)       --
  Class C......       2.21          (0.42)       --
  For the Year
     Ended
     October
     31,
     2006(h)
  Class A......       1.57           0.84       102
  Class B......       2.15           0.24        --
  Class C......       2.33           0.06        --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.57           0.42       119
  Class B......       2.35          (0.36)       --
  Class C......       2.35          (0.37)       --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.65           0.33       143
  Class B......       2.35          (0.39)       --
  Class C......       2.35          (0.38)       --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.65           0.25       138
  Class B......       2.35          (0.46)       --
  Class C......       2.35          (0.45)       --
THE HARTFORD
  INTERNATIONAL
  SMALL COMPANY
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.49           0.33        96
  Class B......       2.26          (0.47)       --
  Class C......       2.23          (0.43)       --
  For the Year
     Ended
     October
     31,
     2006(h)
  Class A......       1.60           0.56       107
  Class B......       2.24          (0.08)       --
  Class C......       2.35          (0.22)       --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.60           0.71       112
  Class B......       2.35          (0.02)       --
  Class C......       2.35          (0.06)       --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.65           0.90       119
  Class B......       2.35           0.15        --
  Class C......       2.35           0.27        --
  For the Year
     Ended
     October
     31,
     2003(h)
  Class A......       1.65           0.72       166
  Class B......       2.35           0.03        --
  Class C......       2.35          (0.03)       --




THE HARTFORD MUTUAL FUNDS                                                    287

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD LARGECAP GROWTH FUND
  From (commencement of operations) November 30, 2006, through October 31, 2007
  Class A......    $10.00     $(0.01)     $  --       $1.09        $1.08      $(0.01)       $   --          $--
  Class B......     10.00      (0.08)        --        1.08         1.00       (0.01)           --           --
  Class C......     10.00      (0.07)        --        1.07         1.00       (0.01)           --           --
THE HARTFORD MIDCAP FUND
  For the Year Ended October 31, 2007
  Class A......     25.31       0.05       0.02        5.53         5.60          --         (4.02)          --
  Class B......     23.35      (0.13)      0.02        5.01         4.90          --         (4.02)          --
  Class C......     23.47      (0.11)      0.02        5.04         4.95          --         (4.02)          --
  For the Year Ended October 31, 2006
  Class A......     26.32      (0.03)        --        3.44         3.41          --         (4.42)          --
  Class B......     24.77      (0.22)        --        3.22         3.00          --         (4.42)          --
  Class C......     24.86      (0.20)        --        3.23         3.03          --         (4.42)          --
  For the Year Ended October 31, 2005
  Class A......     22.61      (0.05)        --        4.24         4.19          --         (0.48)          --
  Class B......     21.47      (0.24)        --        4.02         3.78          --         (0.48)          --
  Class C......     21.52      (0.22)        --        4.04         3.82          --         (0.48)          --
  For the Year Ended October 31, 2004
  Class A......     20.58      (0.09)        --        2.12         2.03          --            --           --
  Class B......     19.68      (0.25)        --        2.04         1.79          --            --           --
  Class C......     19.71      (0.23)        --        2.04         1.81          --            --           --
  For the Year Ended October 31, 2003
  Class A......     15.50      (0.08)        --        5.16         5.08          --            --           --
  Class B......     14.93      (0.20)        --        4.95         4.75          --            --           --
  Class C......     14.94      (0.18)        --        4.95         4.77          --            --           --
THE HARTFORD MIDCAP GROWTH FUND (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
  For the Year Ended October 31, 2007
  Class A......     11.28      (0.05)        --        1.98         1.93          --         (0.48)          --
  Class B......     11.14      (0.11)        --        1.95         1.84          --         (0.48)          --
  Class C......     11.13      (0.13)        --        1.94         1.81          --         (0.48)          --
  For the Year Ended October 31, 2006
  Class A......     10.14      (0.08)        --        1.32         1.24          --         (0.10)          --
  Class B......     10.08      (0.15)        --        1.31         1.16          --         (0.10)          --
  Class C......     10.08      (0.15)        --        1.30         1.15          --         (0.10)          --
  From (commencement of operations) January 1, 2005, through October 31, 2005
  Class A......     10.06      (0.06)        --        0.14         0.08          --            --           --
  Class B......     10.06      (0.09)        --        0.11         0.02          --            --           --
  Class C......     10.06      (0.09)        --        0.11         0.02          --            --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD LARGECAP GROWTH FUND
  From (commencement of operations) November 30,
     2006, through October 31, 2007
  Class A......      $(0.01)      $ 1.07      $11.07      10.84%(f)   $   11,349       1.54%(e)        1.11%(e)
  Class B......       (0.01)        0.99       10.99       9.97(f)           360       2.40(e)         1.96(e)
  Class C......       (0.01)        0.99       10.99       9.97(f)           545       2.37(e)         1.93(e)
THE HARTFORD MIDCAP FUND
  For the Year Ended October 31, 2007
  Class A......       (4.02)        1.58       26.89      25.96(i)     2,205,026       1.22            1.22
  Class B......       (4.02)        0.88       24.23      24.98(i)       454,927       1.99            1.99
  Class C......       (4.02)        0.93       24.40      25.08(i)       528,342       1.91            1.91
  For the Year Ended October 31, 2006
  Class A......       (4.42)       (1.01)      25.31      14.84        1,837,361       1.27            1.27
  Class B......       (4.42)       (1.42)      23.35      13.97          449,488       2.04            2.04
  Class C......       (4.42)       (1.39)      23.47      14.06          499,039       1.96            1.96
  For the Year Ended October 31, 2005
  Class A......       (0.48)        3.71       26.32      18.85        1,677,327       1.30            1.30
  Class B......       (0.48)        3.30       24.77      17.92          464,175       2.08            2.08
  Class C......       (0.48)        3.34       24.86      18.07          499,502       1.99            1.99
  For the Year Ended October 31, 2004
  Class A......          --         2.03       22.61       9.86        1,544,968       1.37            1.37
  Class B......          --         1.79       21.47       9.10          438,658       2.11            2.11
  Class C......          --         1.81       21.52       9.18          484,268       2.02            2.02
  For the Year Ended October 31, 2003
  Class A......          --         5.08       20.58      32.77        1,413,021       1.50            1.48
  Class B......          --         4.75       19.68      31.82          424,959       2.23            2.20
  Class C......          --         4.77       19.71      31.93          477,891       2.10            2.10
THE HARTFORD MIDCAP GROWTH FUND (FORMERLY THE
  HARTFORD SELECT MIDCAP GROWTH FUND)
  For the Year Ended October 31, 2007
  Class A......       (0.48)        1.45       12.73      17.76           22,074       1.60            1.37
  Class B......       (0.48)        1.36       12.50      17.15            4,509       2.55            1.96
  Class C......       (0.48)        1.33       12.46      16.89            4,772       2.40            2.12
  For the Year Ended October 31, 2006
  Class A......       (0.10)        1.14       11.28      12.31           23,542       1.69            1.50
  Class B......       (0.10)        1.06       11.14      11.58            3,725       2.67            2.11
  Class C......       (0.10)        1.05       11.13      11.48            3,861       2.52            2.26
  From (commencement of operations) January 1, 2005,
     through October 31, 2005
  Class A......          --         0.08       10.14       0.80(f)        14,995       2.22(e)         1.50(e)
  Class B......          --         0.02       10.08       0.20(f)         2,354       3.35(e)         2.25(e)
  Class C......          --         0.02       10.08       0.20(f)         1,741       3.26(e)         2.25(e)
                    -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO     PORTFOLIO
                    INTEREST       AVERAGE       TURNOVER
                   EXPENSE (D)   NET ASSETS      RATE (C)
                 --------------  ----------     ---------

THE HARTFORD
  LARGECAP
  GROWTH FUND
  From
     (commence-
     ment of
     opera-
     tions)
     November
     30, 2006,
     through
     October
     31, 2007
  Class A......       1.11%(e)      (0.08)%(e)     129%
  Class B......       1.96(e)       (0.93)(e)       --
  Class C......       1.93(e)       (0.94)(e)       --
THE HARTFORD
  MIDCAP FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.22           0.20           76
  Class B......       1.99          (0.52)          --
  Class C......       1.91          (0.44)          --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.27          (0.13)          84
  Class B......       2.04          (0.90)          --
  Class C......       1.96          (0.82)          --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.30          (0.20)          74
  Class B......       2.08          (0.98)          --
  Class C......       1.99          (0.89)          --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.37          (0.41)          52
  Class B......       2.11          (1.15)          --
  Class C......       2.02          (1.06)          --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.48          (0.58)          70
  Class B......       2.20          (1.30)          --
  Class C......       2.10          (1.21)          --
THE HARTFORD
  MIDCAP GROWTH
  FUND
  (FORMERLY THE
  HARTFORD
  SELECT MIDCAP
  GROWTH FUND)
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.37          (0.43)         186
  Class B......       1.96          (1.01)          --
  Class C......       2.12          (1.17)          --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.50          (0.85)          99
  Class B......       2.11          (1.46)          --
  Class C......       2.26          (1.60)          --
  From
     (commence-
     ment of
     opera-
     tions)
     January 1,
     2005,
     through
     October
     31, 2005
  Class A......       1.50(e)       (0.95)(e)       97
  Class B......       2.25(e)       (1.70)(e)       --
  Class C......       2.25(e)       (1.70)(e)       --




288                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD MIDCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A......    $14.57     $    --      $--        $2.14       $  2.14    $     --       $(1.91)         $--
  Class B......     13.93       (0.11)      --         2.04          1.93          --        (1.91)          --
  Class C......     13.93       (0.10)      --         2.04          1.94          --        (1.91)          --
  For the Year Ended October 31, 2006
  Class A......     13.29        0.01       --         2.59          2.60          --        (1.32)          --
  Class B......     12.85       (0.10)      --         2.50          2.40          --        (1.32)          --
  Class C......     12.85       (0.10)      --         2.50          2.40          --        (1.32)          --
  For the Year Ended October 31, 2005
  Class A......     12.89       (0.04)      --         1.41          1.37          --        (0.97)          --
  Class B......     12.59       (0.14)      --         1.37          1.23          --        (0.97)          --
  Class C......     12.59       (0.15)      --         1.38          1.23          --        (0.97)          --
  For the Year Ended October 31, 2004
  Class A......     11.32       (0.04)      --         1.61          1.57          --           --           --
  Class B......     11.12       (0.13)      --         1.60          1.47          --           --           --
  Class C......     11.13       (0.13)      --         1.59          1.46          --           --           --
  For the Year Ended October 31, 2003 (h)
  Class A......      8.34       (0.03)      --         3.01          2.98          --           --           --
  Class B......      8.25       (0.09)      --         2.96          2.87          --           --           --
  Class C......      8.25       (0.09)      --         2.97          2.88          --           --           --
THE HARTFORD MONEY MARKET FUND
  For the Year Ended October 31, 2007
  Class A......      1.00        0.04       --           --          0.04       (0.04)          --           --
  Class B......      1.00        0.04       --           --          0.04       (0.04)          --           --
  Class C......      1.00        0.04       --           --          0.04       (0.04)          --           --
  For the Year Ended October 31, 2006
  Class A......      1.00        0.04       --           --          0.04       (0.04)          --           --
  Class B......      1.00        0.03       --           --          0.03       (0.03)          --           --
  Class C......      1.00        0.03       --           --          0.03       (0.03)          --           --
  For the Year Ended October 31, 2005
  Class A......      1.00        0.02       --           --          0.02       (0.02)          --           --
  Class B......      1.00        0.01       --           --          0.01       (0.01)          --           --
  Class C......      1.00        0.01       --           --          0.01       (0.01)          --           --
  For the Year Ended October 31, 2004
  Class A......      1.00      0.0030       --           --        0.0030     (0.0030)          --           --
  Class B......      1.00      0.0001       --           --        0.0001     (0.0001)          --           --
  Class C......      1.00      0.0001       --           --        0.0001     (0.0001)          --           --
  For the Year Ended October 31, 2003
  Class A......      1.00       0.003       --           --         0.003      (0.003)          --           --
  Class B......      1.00          --       --           --            --          --           --           --
  Class C......      1.00          --       --           --            --          --           --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD MIDCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A......     $  (1.91)      $0.23      $14.80      16.72%(i)    $311,227        1.39%           1.39%
  Class B......        (1.91)       0.02       13.95      15.86(i)       60,957        2.23            2.15
  Class C......        (1.91)       0.03       13.96      15.94(i)       63,292        2.10            2.10
  For the Year Ended October 31, 2006
  Class A......        (1.32)       1.28       14.57      21.37         305,002        1.45            1.40
  Class B......        (1.32)       1.08       13.93      20.46          62,580        2.28            2.15
  Class C......        (1.32)       1.08       13.93      20.45          63,302        2.16            2.15
  For the Year Ended October 31, 2005
  Class A......        (0.97)       0.40       13.29      11.31         280,662        1.49            1.40
  Class B......        (0.97)       0.26       12.85      10.40          59,350        2.33            2.15
  Class C......        (0.97)       0.26       12.85      10.40          61,194        2.19            2.15
  For the Year Ended October 31, 2004
  Class A......           --        1.57       12.89      13.87         280,173        1.56            1.45
  Class B......           --        1.47       12.59      13.22          60,558        2.36            2.15
  Class C......           --        1.46       12.59      13.12          67,132        2.20            2.15
  For the Year Ended October 31, 2003 (h)
  Class A......           --        2.98       11.32      35.73         155,614        1.60            1.45
  Class B......           --        2.87       11.12      34.79          42,407        2.33            2.15
  Class C......           --        2.88       11.13      34.91          49,566        2.20            2.15
THE HARTFORD MONEY MARKET FUND
  For the Year Ended October 31, 2007
  Class A......        (0.04)         --        1.00       4.49         314,872        1.13            0.95
  Class B......        (0.04)         --        1.00       3.71          29,219        1.82            1.70
  Class C......        (0.04)         --        1.00       3.72          59,575        1.72            1.69
  For the Year Ended October 31, 2006
  Class A......        (0.04)         --        1.00       4.00         207,592        1.14            0.95
  Class B......        (0.03)         --        1.00       3.22          27,995        1.79            1.70
  Class C......        (0.03)         --        1.00       3.22          16,997        1.76            1.70
  For the Year Ended October 31, 2005
  Class A......        (0.02)         --        1.00       1.99         182,308        1.22            0.95
  Class B......        (0.01)         --        1.00       1.23          30,716        1.88            1.70
  Class C......        (0.01)         --        1.00       1.23          18,790        1.80            1.70
  For the Year Ended October 31, 2004
  Class A......      (0.0030)         --        1.00       0.28         205,442        1.22            1.00
  Class B......      (0.0001)         --        1.00       0.01          45,836        1.82            1.25
  Class C......      (0.0001)         --        1.00       0.01          26,626        1.77            1.27
  For the Year Ended October 31, 2003
  Class A......       (0.003)         --        1.00       0.32         246,199        1.28            1.00
  Class B......           --          --        1.00         --          67,732        2.01            1.33(k)
  Class C......           --          --        1.00         --          29,955        1.89            1.36(k)
                    -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO     PORTFOLIO
                    INTEREST       AVERAGE       TURNOVER
                   EXPENSE (D)   NET ASSETS      RATE (C)
                 --------------  ----------     ---------

THE HARTFORD
  MIDCAP VALUE
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.39%            --%          46%
  Class B......       2.15          (0.75)          --
  Class C......       2.10          (0.70)          --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.40           0.06           40
  Class B......       2.15          (0.69)          --
  Class C......       2.15          (0.69)          --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.40          (0.31)          49
  Class B......       2.15          (1.06)          --
  Class C......       2.15          (1.06)          --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.45          (0.03)          46
  Class B......       2.15          (1.04)          --
  Class C......       2.15          (1.04)          --
  For the Year
     Ended
     October
     31, 2003
     (h)
  Class A......       1.45          (0.35)          56
  Class B......       2.15          (1.05)          --
  Class C......       2.15          (1.05)          --
THE HARTFORD
  MONEY MARKET
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       0.95           4.40          N/A
  Class B......       1.70           3.65           --
  Class C......       1.69           3.66           --
  For the Year
     Ended
     October
     31, 2006
  Class A......       0.95           3.95          N/A
  Class B......       1.70           3.18           --
  Class C......       1.70           3.20           --
  For the Year
     Ended
     October
     31, 2005
  Class A......       0.95           1.96          N/A
  Class B......       1.70           1.16           --
  Class C......       1.70           1.19           --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.00           0.27          N/A
  Class B......       1.25           0.01           --
  Class C......       1.27           0.01           --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.00           0.33          N/A
  Class B......       1.33(k)        0.01           --
  Class C......       1.36(k)        0.01           --




THE HARTFORD MUTUAL FUNDS                                                    289

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA (A) --
                  ---------------------------------------------------------------------------------------------------
                                                        NET
                                                      REALIZED
                                                        AND                              DISTRIBUTIONS
                  NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                   VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                  BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                  OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                  ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD SELECT MIDCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A.......    $12.41     $ 0.05       $--        $0.21        $0.26      $   --        $(0.50)         $--
  Class B.......     12.28      (0.04)       --         0.22         0.18          --         (0.50)          --
  Class C.......     12.28      (0.04)       --         0.21         0.17          --         (0.50)          --
  For the Year Ended October 31, 2006
  Class A.......     10.79         --        --         1.87         1.87       (0.01)        (0.24)          --
  Class B.......     10.75      (0.10)       --         1.87         1.77          --         (0.24)          --
  Class C.......     10.75      (0.09)       --         1.86         1.77          --         (0.24)          --
  From (commencement of operations) April 29, 2005, through October 31, 2005
  Class A.......     10.00         --        --         0.79         0.79          --            --           --
  Class B.......     10.00      (0.03)       --         0.78         0.75          --            --           --
  Class C.......     10.00      (0.03)       --         0.78         0.75          --            --           --
THE HARTFORD SELECT SMALLCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A.......     10.96       0.07        --         0.78         0.85          --         (0.02)          --
  Class B.......     10.93      (0.02)       --         0.76         0.74          --         (0.02)          --
  Class C.......     10.93      (0.02)       --         0.77         0.75          --         (0.02)          --
  From (commencement of operations) July 31, 2006, through October 31, 2006(h)
  Class A.......     10.00       0.02        --         0.94         0.96          --            --           --
  Class B.......     10.00         --        --         0.93         0.93          --            --           --
  Class C.......     10.00         --        --         0.93         0.93          --            --           --
                    -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                  ------------------------------------  ---------------------------------------------------------

                                                                                      RATIO OF        RATIO OF
                                                                                      EXPENSES        EXPENSES
                                                                                     TO AVERAGE      TO AVERAGE
                                                                                     NET ASSETS      NET ASSETS
                                     NET                                               BEFORE           AFTER
                                  INCREASE                                           WAIVERS AND     WAIVERS AND
                                 (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                   IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                      TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                  DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                  -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD SELECT MIDCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A.......      $(0.50)      $(0.24)     $12.17       2.16%        $39,238        1.42%           1.33%
  Class B.......       (0.50)       (0.32)      11.96       1.51           4,322        2.35            2.01
  Class C.......       (0.50)       (0.33)      11.95       1.42           8,300        2.17            2.07
  For the Year Ended October 31, 2006
  Class A.......       (0.25)        1.62       12.41      17.66          47,937        1.69            1.55
  Class B.......       (0.24)        1.53       12.28      16.79           4,137        2.67            2.30
  Class C.......       (0.24)        1.53       12.28      16.79           7,417        2.53            2.30
  From (commencement of operations) April 29, 2005,
     through October 31, 2005
  Class A.......          --         0.79       10.79       7.90(f)       22,423        1.67(e)         1.55(e)
  Class B.......          --         0.75       10.75       7.50(f)        1,714        2.64(e)         2.30(e)
  Class C.......          --         0.75       10.75       7.50(f)        2,885        2.53(e)         2.30(e)
THE HARTFORD SELECT SMALLCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A.......       (0.02)        0.83       11.79       7.78          19,106        1.40            1.40
  Class B.......       (0.02)        0.72       11.65       6.79             587        2.38            2.35
  Class C.......       (0.02)        0.73       11.66       6.88             749        2.33            2.33
  From (commencement of operations) July 31, 2006,
     through October 31, 2006(h)
  Class A.......          --         0.96       10.96       9.60(f)       15,872        1.73(e)         1.60(e)
  Class B.......          --         0.93       10.93       9.30(f)          308        2.53(e)         2.35(e)
  Class C.......          --         0.93       10.93       9.30(f)          280        2.51(e)         2.35(e)
                     -- RATIOS AND SUPPLEMENTAL DATA --
                  ----------------------------------------

                     RATIO OF
                     EXPENSES
                    TO AVERAGE
                    NET ASSETS
                       AFTER       RATIO OF
                    WAIVERS AND       NET
                  REIMBURSEMENTS  INVESTMENT
                   AND EXCLUDING   INCOME TO     PORTFOLIO
                     INTEREST       AVERAGE       TURNOVER
                    EXPENSE (D)   NET ASSETS      RATE (C)
                  --------------  ----------     ---------

THE HARTFORD
  SELECT MIDCAP
  VALUE FUND
  For the Year
     Ended
     October 31,
     2007
  Class A.......       1.33%          0.38%         209%
  Class B.......       2.01          (0.29)          --
  Class C.......       2.07          (0.36)          --
  For the Year
     Ended
     October 31,
     2006
  Class A.......       1.55          (0.10)          63
  Class B.......       2.30          (0.84)          --
  Class C.......       2.30          (0.84)          --
  From
     (commence-
     ment of
     operations)
     April 29,
     2005,
     through
     October 31,
     2005
  Class A.......       1.55(e)       (0.08)(e)       30
  Class B.......       2.30(e)       (0.92)(e)       --
  Class C.......       2.30(e)       (0.96)(e)       --
THE HARTFORD
  SELECT
  SMALLCAP VALUE
  FUND
  For the Year
     Ended
     October 31,
     2007
  Class A.......       1.40           0.67           58
  Class B.......       2.35          (0.25)          --
  Class C.......       2.33          (0.27)          --
  From
     (commence-
     ment of
     operations)
     July 31,
     2006,
     through
     October 31,
     2006(h)
  Class A.......       1.60(e)        0.78(e)        10
  Class B.......       2.35(e)        0.03(e)        --
  Class C.......       2.35(e)        0.03(e)        --




290                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD SHORT DURATION FUND
  For the Year Ended October 31, 2007
  Class A......    $ 9.89     $ 0.44      $  --       $(0.07)      $0.37      $(0.44)       $   --          $--
  Class B......      9.90       0.37         --        (0.09)       0.28       (0.36)           --           --
  Class C......      9.90       0.37         --        (0.09)       0.28       (0.36)           --           --
  For the Year Ended October 31, 2006
  Class A......      9.85       0.35         --         0.04        0.39       (0.35)           --           --
  Class B......      9.85       0.27         --         0.05        0.32       (0.27)           --           --
  Class C......      9.85       0.27         --         0.05        0.32       (0.27)           --           --
  For the Year Ended October 31, 2005
  Class A......     10.08       0.33         --        (0.24)       0.09       (0.32)           --           --
  Class B......     10.08       0.25         --        (0.23)       0.02       (0.25)           --           --
  Class C......     10.08       0.25         --        (0.23)       0.02       (0.25)           --           --
  For the Year Ended October 31, 2004
  Class A......     10.14       0.30         --        (0.06)       0.24       (0.30)           --           --
  Class B......     10.14       0.23         --        (0.06)       0.17       (0.23)           --           --
  Class C......     10.14       0.23         --        (0.06)       0.17       (0.23)           --           --
  From inception October 31, 2002, through October 31, 2003
  Class A......     10.00       0.30         --         0.14        0.44       (0.30)           --           --
  Class B......     10.00       0.23         --         0.14        0.37       (0.23)           --           --
  Class C......     10.00       0.23         --         0.14        0.37       (0.23)           --           --
THE HARTFORD SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class A......     21.58      (0.09)      0.07         4.77        4.75          --         (1.87)          --
  Class B......     19.97      (0.26)      0.10         4.36        4.20          --         (1.87)          --
  Class C......     20.00      (0.23)      0.08         4.34        4.19          --         (1.87)          --
  For the Year Ended October 31, 2006
  Class A......     18.45      (0.18)        --         3.31        3.13          --            --           --
  Class B......     17.20      (0.36)        --         3.13        2.77          --            --           --
  Class C......     17.22      (0.32)        --         3.10        2.78          --            --           --
  For the Year Ended October 31, 2005
  Class A......     15.09      (0.16)        --         3.52        3.36          --            --           --
  Class B......     14.17      (0.29)        --         3.32        3.03          --            --           --
  Class C......     14.19      (0.29)        --         3.32        3.03          --            --           --
  For the Year Ended October 31, 2004
  Class A......     14.28      (0.18)        --         0.99        0.81          --            --           --
  Class B......     13.51      (0.27)        --         0.93        0.66          --            --           --
  Class C......     13.52      (0.28)        --         0.95        0.67          --            --           --
  For the Year Ended October 31, 2003
  Class A......      9.93      (0.13)        --         4.48        4.35          --            --           --
  Class B......      9.46      (0.20)        --         4.25        4.05          --            --           --
  Class C......      9.47      (0.20)        --         4.25        4.05          --            --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD SHORT DURATION FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.44)      $(0.07)     $ 9.82       3.80%       $ 34,606        1.04%           0.90%
  Class B......       (0.36)       (0.08)       9.82       2.91           6,349        1.90            1.65
  Class C......       (0.36)       (0.08)       9.82       2.91          22,322        1.77            1.65
  For the Year Ended October 31, 2006
  Class A......       (0.35)        0.04        9.89       4.02          26,726        1.10            0.90
  Class B......       (0.27)        0.05        9.90       3.33           6,760        1.92            1.65
  Class C......       (0.27)        0.05        9.90       3.33          14,382        1.83            1.65
  For the Year Ended October 31, 2005
  Class A......       (0.32)       (0.23)       9.85       0.92          29,212        1.05            0.90
  Class B......       (0.25)       (0.23)       9.85       0.17           8,814        1.89            1.65
  Class C......       (0.25)       (0.23)       9.85       0.17          22,973        1.78            1.65
  For the Year Ended October 31, 2004
  Class A......       (0.30)       (0.06)      10.08       2.40          39,148        1.06            0.95
  Class B......       (0.23)       (0.06)      10.08       1.68          12,267        1.84            1.65
  Class C......       (0.23)       (0.06)      10.08       1.68          34,949        1.76            1.65
  From inception October 31, 2002, through October
     31, 2003
  Class A......       (0.30)        0.14       10.14       4.48(f)       32,753        1.34(e)         0.95(e)
  Class B......       (0.23)        0.14       10.14       3.77(f)       10,206        2.09(e)         1.65(e)
  Class C......       (0.23)        0.14       10.14       3.77(f)       30,660        1.96(e)         1.65(e)
THE HARTFORD SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class A......       (1.87)        2.88       24.46      23.88(i)      299,819        1.41            1.40
  Class B......       (1.87)        2.33       22.30      22.97(i)       52,549        2.28            2.12
  Class C......       (1.87)        2.32       22.32      22.88(i)       63,650        2.15            2.15
  For the Year Ended October 31, 2006
  Class A......          --         3.13       21.58      16.96         194,656        1.48            1.40
  Class B......          --         2.77       19.97      16.10          52,036        2.32            2.15
  Class C......          --         2.78       20.00      16.14          47,744        2.23            2.15
  For the Year Ended October 31, 2005
  Class A......          --         3.36       18.45      22.27         159,577        1.57            1.40
  Class B......          --         3.03       17.20      21.38          56,664        2.39            2.15
  Class C......          --         3.03       17.22      21.35          44,564        2.30            2.15
  For the Year Ended October 31, 2004
  Class A......          --         0.81       15.09       5.67         156,278        1.62            1.45
  Class B......          --         0.66       14.17       4.88          58,438        2.40            2.15
  Class C......          --         0.67       14.19       4.96          49,327        2.30            2.15
  For the Year Ended October 31, 2003
  Class A......          --         4.35       14.28      43.81         141,327        1.63            1.45
  Class B......          --         4.05       13.51      42.81          58,286        2.36            2.15
  Class C......          --         4.05       13.52      42.77          52,010        2.23            2.15
                    -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO     PORTFOLIO
                    INTEREST       AVERAGE       TURNOVER
                   EXPENSE (D)   NET ASSETS      RATE (C)
                 --------------  ----------     ---------

THE HARTFORD
  SHORT
  DURATION FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       0.90%          4.49%          68%
  Class B......       1.65           3.73           --
  Class C......       1.65           3.74           --
  For the Year
     Ended
     October
     31, 2006
  Class A......       0.90           3.53          119
  Class B......       1.65           2.77           --
  Class C......       1.65           2.76           --
  For the Year
     Ended
     October
     31, 2005
  Class A......       0.90           3.23          123
  Class B......       1.65           2.47           --
  Class C......       1.65           2.47           --
  For the Year
     Ended
     October
     31, 2004
  Class A......       0.95           2.95          108
  Class B......       1.65           2.26           --
  Class C......       1.65           2.26           --
  From
     inception
     October
     31, 2002,
     through
     October
     31, 2003
  Class A......       0.95(e)        3.14(e)       113
  Class B......       1.65(e)        2.46(e)        --
  Class C......       1.65(e)        2.44(e)        --
THE HARTFORD
  SMALL COMPANY
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.40          (0.44)         186
  Class B......       2.12          (1.16)          --
  Class C......       2.15          (1.19)          --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.40          (0.87)         170
  Class B......       2.15          (1.62)          --
  Class C......       2.15          (1.62)          --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.40          (0.88)         104
  Class B......       2.15          (1.63)          --
  Class C......       2.15          (1.63)          --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.45          (1.15)         142
  Class B......       2.15          (1.85)          --
  Class C......       2.15          (1.85)          --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.45          (1.19)         179
  Class B......       2.15          (1.89)          --
  Class C......       2.15          (1.88)          --




THE HARTFORD MUTUAL FUNDS                                                    291

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD SMALLCAP GROWTH FUND
  For the Year Ended October 31, 2007
  Class A......    $31.32     $(0.13)     $  --       $2.38        $2.25      $   --         $--            $--
  Class B......     28.12      (0.31)        --        2.12         1.81          --          --             --
  Class C......     28.07      (0.35)        --        2.13         1.78          --          --             --
  For the Year Ended October 31, 2006
  Class A......     28.30      (0.06)        --        3.08         3.02          --          --             --
  Class B......     25.57      (0.26)        --        2.81         2.55          --          --             --
  Class C......     25.56      (0.27)        --        2.78         2.51          --          --             --
  For the Year Ended October 31, 2005
  Class A......     24.60      (0.15)        --        3.85         3.70          --          --             --
  Class B......     22.39      (0.32)        --        3.50         3.18          --          --             --
  Class C......     22.39      (0.28)        --        3.45         3.17          --          --             --
  For the Year Ended October 31, 2004
  Class A......     22.91      (0.15)        --        1.84         1.69          --          --             --
  Class B......     20.99      (0.28)        --        1.68         1.40          --          --             --
  Class C......     20.99      (0.27)        --        1.67         1.40          --          --             --
  For the Year Ended October 31, 2003
  Class A......     15.57      (0.09)        --        7.43         7.34          --          --             --
  Class B......     14.36      (0.15)        --        6.78         6.63          --          --             --
  Class C......     14.35      (0.16)        --        6.80         6.64          --          --             --
THE HARTFORD STOCK FUND
  For the Year Ended October 31, 2007
  Class A......     21.04       0.07       0.03        3.43         3.53       (0.10)         --             --
  Class B......     19.58      (0.19)      0.04        3.26         3.11          --          --             --
  Class C......     19.73      (0.12)      0.03        3.25         3.16          --          --             --
  For the Year Ended October 31, 2006(h)
  Class A......     18.39       0.11         --        2.58         2.69       (0.04)         --             --
  Class B......     17.23      (0.05)        --        2.40         2.35          --          --             --
  Class C......     17.35      (0.04)        --        2.42         2.38          --          --             --
  For the Year Ended October 31, 2005
  Class A......     16.76       0.16         --        1.57         1.73       (0.10)         --             --
  Class B......     15.76         --         --        1.47         1.47          --          --             --
  Class C......     15.84       0.04         --        1.47         1.51          --          --             --
  For the Year Ended October 31, 2004
  Class A......     16.21       0.03         --        0.52         0.55          --          --             --
  Class B......     15.35      (0.10)        --        0.51         0.41          --          --             --
  Class C......     15.41      (0.08)        --        0.51         0.43          --          --             --
  For the Year Ended October 31, 2003
  Class A......     13.73       0.04         --        2.44         2.48          --          --             --
  Class B......     13.10      (0.07)        --        2.32         2.25          --          --             --
  Class C......     13.13      (0.05)        --        2.33         2.28          --          --             --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD SMALLCAP GROWTH FUND
  For the Year Ended October 31, 2007
  Class A......      $   --        $2.25      $33.57       7.18%(i)    $162,102        1.62%           1.31%
  Class B......          --         1.81       29.93       6.44(i)       17,352        2.42            2.00
  Class C......          --         1.78       29.85       6.34(i)       23,778        2.21            2.15
  For the Year Ended October 31, 2006
  Class A......          --         3.02       31.32      10.67         228,776        1.56            1.36
  Class B......          --         2.55       28.12       9.97          19,078        2.39            2.02
  Class C......          --         2.51       28.07       9.82          24,070        2.25            2.15
  For the Year Ended October 31, 2005
  Class A......          --         3.70       28.30      15.04          66,403        1.62            1.40
  Class B......          --         3.18       25.57      14.20          16,230        2.51            2.15
  Class C......          --         3.17       25.56      14.16          15,668        2.33            2.15
  For the Year Ended October 31, 2004
  Class A......          --         1.69       24.60       7.38          42,962        1.77            1.45
  Class B......          --         1.40       22.39       6.67          11,930        2.59            2.15
  Class C......          --         1.40       22.39       6.67          10,140        2.38            2.15
  For the Year Ended October 31, 2003
  Class A......          --         7.34       22.91      47.14          17,544        1.61            1.45
  Class B......          --         6.63       20.99      46.17           6,571        2.31            2.15
  Class C......          --         6.64       20.99      46.27           5,076        2.22            2.15
THE HARTFORD STOCK FUND
  For the Year Ended October 31, 2007
  Class A......       (0.10)        3.43       24.47      16.82(i)      665,897        1.37            1.28
  Class B......          --         3.11       22.69      15.88(i)      170,341        2.20            2.11
  Class C......          --         3.16       22.89      16.02(i)      149,640        2.03            1.98
  For the Year Ended October 31, 2006(h)
  Class A......       (0.04)        2.65       21.04      14.65         684,726        1.41            1.28
  Class B......          --         2.35       19.58      13.64         223,639        2.23            2.12
  Class C......          --         2.38       19.73      13.72         161,554        2.08            2.03
  For the Year Ended October 31, 2005
  Class A......       (0.10)        1.63       18.39      10.36         727,492        1.42            1.33
  Class B......          --         1.47       17.23       9.33         278,445        2.23            2.23
  Class C......          --         1.51       17.35       9.53         182,587        2.09            2.09
  For the Year Ended October 31, 2004
  Class A......          --         0.55       16.76       3.39         952,606        1.42            1.42
  Class B......          --         0.41       15.76       2.67         343,148        2.18            2.18
  Class C......          --         0.43       15.84       2.79         256,271        2.03            2.03
  For the Year Ended October 31, 2003
  Class A......          --         2.48       16.21      18.06         976,663        1.47            1.45
  Class B......          --         2.25       15.35      17.18         376,437        2.20            2.18
  Class C......          --         2.28       15.41      17.36         311,874        2.07            2.07
                    -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO     PORTFOLIO
                    INTEREST       AVERAGE       TURNOVER
                   EXPENSE (D)   NET ASSETS      RATE (C)
                 --------------  ----------     ---------

THE HARTFORD
  SMALLCAP
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.31%         (0.26)%        105%
  Class B......       2.00          (0.95)          --
  Class C......       2.15          (1.10)          --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.36          (0.30)          86
  Class B......       2.02          (0.95)          --
  Class C......       2.15          (1.08)          --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.40          (0.65)          81
  Class B......       2.15          (1.40)          --
  Class C......       2.15          (1.40)          --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.45          (0.81)         102
  Class B......       2.15          (1.51)          --
  Class C......       2.15          (1.51)          --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.45          (0.83)         122
  Class B......       2.15          (1.53)          --
  Class C......       2.15          (1.53)          --
THE HARTFORD
  STOCK FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.28           0.26           96
  Class B......       2.11          (0.57)          --
  Class C......       1.98          (0.44)          --
  For the Year
     Ended
     October
     31,
     2006(h)
  Class A......       1.28           0.53          110
  Class B......       2.12          (0.30)          --
  Class C......       2.03          (0.21)          --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.33           0.89           62
  Class B......       2.23          (0.02)          --
  Class C......       2.09           0.17           --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.42           0.18           29
  Class B......       2.18          (0.59)          --
  Class C......       2.03          (0.44)          --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.45           0.26           37
  Class B......       2.18          (0.47)          --
  Class C......       2.07          (0.36)          --




292                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA (A) --
                  ---------------------------------------------------------------------------------------------------
                                                        NET
                                                      REALIZED
                                                        AND                              DISTRIBUTIONS
                  NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                   VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                  BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                  OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                  ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD STRATEGIC INCOME FUND
  From (date shares became available to public) May 31, 2007, through October 31, 2007(l)
  Class A.......    $ 9.90      $0.29       $--        $(0.14)     $ 0.15      $(0.30)       $   --          $--
  Class B.......      9.90       0.26        --         (0.15)       0.11       (0.26)           --           --
  Class C.......      9.90       0.27        --         (0.15)       0.12       (0.26)           --           --
THE HARTFORD TAX-FREE CALIFORNIA FUND
  For the Year Ended October 31, 2007
  Class A.......     10.55       0.41        --         (0.39)       0.02       (0.41)           --           --
  Class B.......     10.54       0.33        --         (0.39)      (0.06)      (0.33)           --           --
  Class C.......     10.56       0.33        --         (0.39)      (0.06)      (0.33)           --           --
  For the Year Ended October 31, 2006
  Class A.......     10.32       0.38        --          0.24        0.62       (0.38)        (0.01)          --
  Class B.......     10.31       0.30        --          0.24        0.54       (0.30)        (0.01)          --
  Class C.......     10.33       0.30        --          0.24        0.54       (0.30)        (0.01)          --
  For the Year Ended October 31, 2005
  Class A.......     10.32       0.38        --            --        0.38       (0.38)           --           --
  Class B.......     10.31       0.29        --          0.01        0.30       (0.30)           --           --
  Class C.......     10.33       0.29        --          0.01        0.30       (0.30)           --           --
  For the Year Ended October 31, 2004
  Class A.......      9.93       0.38        --          0.41        0.79       (0.40)           --           --
  Class B.......      9.92       0.34        --          0.38        0.72       (0.33)           --           --
  Class C.......      9.93       0.32        --          0.41        0.73       (0.33)           --           --
  From inception October 31, 2002, through October 31, 2003
  Class A.......     10.00       0.37        --         (0.07)       0.30       (0.37)           --           --
  Class B.......     10.00       0.30        --         (0.08)       0.22       (0.30)           --           --
  Class C.......     10.00       0.30        --         (0.07)       0.23       (0.30)           --           --
THE TAX-FREE MINNESOTA FUND
  For the Year Ended October 31, 2007
  Class A.......     10.33       0.41        --         (0.33)       0.08       (0.41)        (0.06)          --
  Class B.......     10.35       0.33        --         (0.32)       0.01       (0.34)        (0.06)          --
  Class C.......     10.37       0.33        --         (0.34)      (0.01)      (0.34)        (0.06)          --
  For the Year Ended October 31, 2006
  Class A.......     10.22       0.41        --          0.13        0.54       (0.41)        (0.02)          --
  Class B.......     10.23       0.33        --          0.14        0.47       (0.33)        (0.02)          --
  Class C.......     10.25       0.33        --          0.14        0.47       (0.33)        (0.02)          --
  For the Year Ended October 31, 2005(h)
  Class A.......     10.44       0.39        --         (0.22)       0.17       (0.39)           --           --
  Class B.......     10.45       0.31        --         (0.21)       0.10       (0.32)           --           --
  Class C.......     10.46       0.32        --         (0.21)       0.11       (0.32)           --           --
  For the Year Ended October 31, 2004
  Class A.......     10.46       0.41        --          0.24        0.65       (0.40)        (0.27)          --
  Class B.......     10.46       0.33        --          0.25        0.58       (0.32)        (0.27)          --
  Class C.......     10.48       0.33        --          0.24        0.57       (0.32)        (0.27)          --
  For the Year Ended October 31, 2003(h)
  Class A.......     10.46       0.38        --          0.05        0.43       (0.38)        (0.05)          --
  Class B.......     10.47       0.31        --          0.04        0.35       (0.31)        (0.05)          --
  Class C.......     10.48       0.31        --          0.05        0.36       (0.31)        (0.05)          --
                    -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                  ------------------------------------  ---------------------------------------------------------

                                                                                      RATIO OF        RATIO OF
                                                                                      EXPENSES        EXPENSES
                                                                                     TO AVERAGE      TO AVERAGE
                                                                                     NET ASSETS      NET ASSETS
                                     NET                                               BEFORE           AFTER
                                  INCREASE                                           WAIVERS AND     WAIVERS AND
                                 (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                   IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                      TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                  DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                  -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD STRATEGIC INCOME FUND
  From (date shares became available to public) May
     31, 2007, through October 31, 2007(l)
  Class A.......      $(0.30)      $(0.15)     $ 9.75       1.53%(f)     $42,949        1.01%(e)        0.46%(e)
  Class B.......       (0.26)       (0.15)       9.75       1.21(f)        2,644        1.80(e)         1.25(e)
  Class C.......       (0.26)       (0.14)       9.76       1.31(f)       17,275        1.81(e)         1.26(e)
THE HARTFORD TAX-FREE CALIFORNIA FUND
  For the Year Ended October 31, 2007
  Class A.......       (0.41)       (0.39)      10.16       0.16          37,646        0.92            0.85
  Class B.......       (0.33)       (0.39)      10.15      (0.58)          1,932        1.70            1.60
  Class C.......       (0.33)       (0.39)      10.17      (0.58)          5,153        1.70            1.60
  For the Year Ended October 31, 2006
  Class A.......       (0.39)        0.23       10.55       6.13          24,796        0.99            0.90
  Class B.......       (0.31)        0.23       10.54       5.34           1,571        1.77            1.65
  Class C.......       (0.31)        0.23       10.56       5.33           3,435        1.78            1.65
  For the Year Ended October 31, 2005
  Class A.......       (0.38)          --       10.32       3.69          15,601        1.02            0.90
  Class B.......       (0.30)          --       10.31       2.92           1,305        1.80            1.65
  Class C.......       (0.30)          --       10.33       2.91           1,937        1.80            1.65
  For the Year Ended October 31, 2004
  Class A.......       (0.40)        0.39       10.32       8.15          14,846        1.03            0.95
  Class B.......       (0.33)        0.39       10.31       7.40           1,017        1.84            1.65
  Class C.......       (0.33)        0.40       10.33       7.49           1,448        1.85            1.65
  From inception October 31, 2002, through October 31,
     2003
  Class A.......       (0.37)       (0.07)       9.93       3.06(f)       10,799        1.57(e)         0.95(e)
  Class B.......       (0.30)       (0.08)       9.92       2.23(f)        1,827        2.32(e)         1.65(e)
  Class C.......       (0.30)       (0.07)       9.93       2.34(f)        1,230        2.18(e)         1.65(e)
THE TAX-FREE MINNESOTA FUND
  For the Year Ended October 31, 2007
  Class A.......       (0.47)       (0.39)       9.94       0.80           9,923        1.19            0.85
  Class B.......       (0.40)       (0.39)       9.96       0.05             759        1.96            1.60
  Class C.......       (0.40)       (0.41)       9.96      (0.09)            561        1.92            1.60
  For the Year Ended October 31, 2006
  Class A.......       (0.43)        0.11       10.33       5.35           6,846        1.23            0.85
  Class B.......       (0.35)        0.12       10.35       4.65             804        1.98            1.57
  Class C.......       (0.35)        0.12       10.37       4.65             411        1.96            1.57
  For the Year Ended October 31, 2005(h)
  Class A.......       (0.39)       (0.22)      10.22       1.66           5,547        1.26            0.85
  Class B.......       (0.32)       (0.22)      10.23       0.91             814        2.02            1.60
  Class C.......       (0.32)       (0.21)      10.25       1.01             418        2.03            1.60
  For the Year Ended October 31, 2004
  Class A.......       (0.67)       (0.02)      10.44       6.37           4,286        1.27            0.98
  Class B.......       (0.59)       (0.01)      10.45       5.71             645        1.99            1.68
  Class C.......       (0.59)       (0.02)      10.46       5.60             321        1.98            1.69
  For the Year Ended October 31, 2003(h)
  Class A.......       (0.43)          --       10.46       4.23           3,242        1.50            1.15
  Class B.......       (0.36)       (0.01)      10.46       3.42             532        2.21            1.85
  Class C.......       (0.36)          --       10.48       3.51             414        2.09            1.85
                     -- RATIOS AND SUPPLEMENTAL DATA --
                  ----------------------------------------

                     RATIO OF
                     EXPENSES
                    TO AVERAGE
                    NET ASSETS
                       AFTER       RATIO OF
                    WAIVERS AND       NET
                  REIMBURSEMENTS  INVESTMENT
                   AND EXCLUDING   INCOME TO     PORTFOLIO
                     INTEREST       AVERAGE       TURNOVER
                    EXPENSE (D)   NET ASSETS      RATE (C)
                  --------------  ----------     ---------

THE HARTFORD
  STRATEGIC
  INCOME FUND
  From (date
     shares
     became
     available
     to public)
     May 31,
     2007,
     through
     October 31,
     2007(l)
  Class A.......       0.46%(e)      7.15%(e)        40%
  Class B.......       1.25(e)       6.42(e)         --
  Class C.......       1.26(e)       6.47(e)         --
THE HARTFORD
  TAX-FREE
  CALIFORNIA
  FUND
  For the Year
     Ended
     October 31,
     2007
  Class A.......       0.85          3.96            35
  Class B.......       1.60          3.20            --
  Class C.......       1.60          3.21            --
  For the Year
     Ended
     October 31,
     2006
  Class A.......       0.90          3.71             2
  Class B.......       1.65          2.96            --
  Class C.......       1.65          2.95            --
  For the Year
     Ended
     October 31,
     2005
  Class A.......       0.90          3.64            31
  Class B.......       1.65          2.90            --
  Class C.......       1.65          2.90            --
  For the Year
     Ended
     October 31,
     2004
  Class A.......       0.95          3.85            41
  Class B.......       1.65          3.12            --
  Class C.......       1.65          3.06            --
  From inception
     October 31,
     2002,
     through
     October 31,
     2003
  Class A.......       0.95(e)       3.73(e)         64
  Class B.......       1.65(e)       3.07(e)         --
  Class C.......       1.65(e)       3.02(e)         --
THE TAX-FREE
  MINNESOTA FUND
  For the Year
     Ended
     October 31,
     2007
  Class A.......       0.85          4.06            18
  Class B.......       1.60          3.30            --
  Class C.......       1.60          3.32            --
  For the Year
     Ended
     October 31,
     2006
  Class A.......       0.85          3.97            16
  Class B.......       1.57          3.25            --
  Class C.......       1.57          3.25            --
  For the Year
     Ended
     October 31,
     2005(h)
  Class A.......       0.85          3.76            10
  Class B.......       1.60          3.01            --
  Class C.......       1.60          3.02            --
  For the Year
     Ended
     October 31,
     2004
  Class A.......       0.98          3.87            13
  Class B.......       1.68          3.16            --
  Class C.......       1.69          3.15            --
  For the Year
     Ended
     October 31,
     2003(h)
  Class A.......       1.15          3.58            17
  Class B.......       1.85          2.88            --
  Class C.......       1.85          2.88            --




THE HARTFORD MUTUAL FUNDS                                                    293

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD TAX-FREE NATIONAL FUND
  For the Year Ended October 31, 2007
  Class A......    $11.34      $0.47       $--        $(0.44)     $ 0.03      $(0.46)       $(0.03)         $--
  Class B......     11.26       0.38        --         (0.43)      (0.05)      (0.38)        (0.03)          --
  Class C......     11.29       0.38        --         (0.43)      (0.05)      (0.38)        (0.03)          --
  For the Year Ended October 31, 2006
  Class A......     11.13       0.45        --          0.29        0.74       (0.45)        (0.08)          --
  Class B......     11.06       0.37        --          0.28        0.65       (0.37)        (0.08)          --
  Class C......     11.09       0.37        --          0.28        0.65       (0.37)        (0.08)          --
  For the Year Ended October 31, 2005(h)
  Class A......     11.22       0.43        --         (0.09)       0.34       (0.43)           --           --
  Class B......     11.15       0.35        --         (0.09)       0.26       (0.35)           --           --
  Class C......     11.18       0.35        --         (0.09)       0.26       (0.35)           --           --
  For the Year Ended October 31, 2004
  Class A......     11.07       0.45        --          0.32        0.77       (0.45)        (0.17)          --
  Class B......     11.00       0.37        --          0.32        0.69       (0.37)        (0.17)          --
  Class C......     11.02       0.37        --          0.33        0.70       (0.37)        (0.17)          --
  For the Year Ended October 31, 2003
  Class A......     11.28       0.41        --          0.04        0.45       (0.41)        (0.25)          --
  Class B......     11.21       0.33        --          0.04        0.37       (0.33)        (0.25)          --
  Class C......     11.23       0.33        --          0.04        0.37       (0.33)        (0.25)          --
THE HARTFORD TAX-FREE NEW YORK FUND
  For the Year Ended October 31, 2007
  Class A......     10.53       0.40        --         (0.33)       0.07       (0.40)        (0.06)          --
  Class B......     10.53       0.32        --         (0.33)      (0.01)      (0.32)        (0.06)          --
  Class C......     10.53       0.32        --         (0.33)      (0.01)      (0.32)        (0.06)          --
  For the Year Ended October 31, 2006
  Class A......     10.32       0.39        --          0.23        0.62       (0.39)        (0.02)          --
  Class B......     10.32       0.31        --          0.24        0.55       (0.32)        (0.02)          --
  Class C......     10.32       0.32        --          0.23        0.55       (0.32)        (0.02)          --
  For the Year Ended October 31, 2005
  Class A......     10.42       0.36        --         (0.08)       0.28       (0.36)        (0.02)          --
  Class B......     10.42       0.28        --         (0.08)       0.20       (0.28)        (0.02)          --
  Class C......     10.42       0.28        --         (0.08)       0.20       (0.28)        (0.02)          --
  For the Year Ended October 31, 2004
  Class A......     10.15       0.37        --          0.37        0.74       (0.39)        (0.08)          --
  Class B......     10.15       0.30        --          0.37        0.67       (0.32)        (0.08)          --
  Class C......     10.15       0.30        --          0.37        0.67       (0.32)        (0.08)          --
  From inception October 31, 2002, through October 31, 2003
  Class A......     10.00       0.34        --          0.16        0.50       (0.35)           --           --
  Class B......     10.00       0.27        --          0.16        0.43       (0.28)           --           --
  Class C......     10.00       0.27        --          0.16        0.43       (0.28)           --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD TAX-FREE NATIONAL FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.49)      $(0.46)     $10.88       0.30%       $115,459        1.15%           0.85%
  Class B......       (0.41)       (0.46)      10.80      (0.45)          6,839        1.95            1.60
  Class C......       (0.41)       (0.46)      10.83      (0.45)         22,467        1.90            1.60
  For the Year Ended October 31, 2006
  Class A......       (0.53)        0.21       11.34       6.82          71,876        1.22            1.00
  Class B......       (0.45)        0.20       11.26       5.97           6,746        2.00            1.75
  Class C......       (0.45)        0.20       11.29       5.95          12,889        1.97            1.75
  For the Year Ended October 31, 2005(h)
  Class A......       (0.43)       (0.09)      11.13       3.10          46,163        1.26            1.00
  Class B......       (0.35)       (0.09)      11.06       2.36           6,889        2.03            1.75
  Class C......       (0.35)       (0.09)      11.09       2.35           8,496        1.99            1.75
  For the Year Ended October 31, 2004
  Class A......       (0.62)        0.15       11.22       7.10          35,210        1.30            1.08
  Class B......       (0.54)        0.15       11.15       6.39           6,236        2.01            1.78
  Class C......       (0.54)        0.16       11.18       6.47           8,357        1.98            1.78
  For the Year Ended October 31, 2003
  Class A......       (0.66)       (0.21)      11.07       4.18          21,457        1.61            1.15
  Class B......       (0.58)       (0.21)      11.00       3.43           6,598        2.33            1.85
  Class C......       (0.58)       (0.21)      11.02       3.42           7,588        2.21            1.85
THE HARTFORD TAX-FREE NEW YORK FUND
  For the Year Ended October 31, 2007
  Class A......       (0.46)       (0.39)      10.14       0.65          11,276        0.97            0.85
  Class B......       (0.38)       (0.39)      10.14      (0.10)          1,677        1.74            1.60
  Class C......       (0.38)       (0.39)      10.14      (0.09)          2,669        1.73            1.60
  For the Year Ended October 31, 2006
  Class A......       (0.41)        0.21       10.53       6.21          11,182        1.03            0.85
  Class B......       (0.34)        0.21       10.53       5.41           1,808        1.79            1.60
  Class C......       (0.34)        0.21       10.53       5.41           2,492        1.78            1.60
  For the Year Ended October 31, 2005
  Class A......       (0.38)       (0.10)      10.32       2.66          11,202        1.03            0.85
  Class B......       (0.30)       (0.10)      10.32       1.90           1,794        1.80            1.60
  Class C......       (0.30)       (0.10)      10.32       1.90           2,677        1.79            1.60
  For the Year Ended October 31, 2004
  Class A......       (0.47)        0.27       10.42       7.52          10,541        1.04            0.91
  Class B......       (0.40)        0.27       10.42       6.76           1,568        1.74            1.61
  Class C......       (0.40)        0.27       10.42       6.76           1,973        1.75            1.62
  From inception October 31, 2002, through October
     31, 2003
  Class A......       (0.35)        0.15       10.15       5.03(f)        8,602        1.63(e)         0.95(e)
  Class B......       (0.28)        0.15       10.15       4.30(f)        1,051        2.38(e)         1.65(e)
  Class C......       (0.28)        0.15       10.15       4.30(f)        1,393        2.26(e)         1.65(e)
                    -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO     PORTFOLIO
                    INTEREST       AVERAGE       TURNOVER
                   EXPENSE (D)   NET ASSETS      RATE (C)
                 --------------  ----------     ---------

THE HARTFORD
  TAX-FREE
  NATIONAL FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       0.85%         4.20%           43%
  Class B......       1.60          3.43            --
  Class C......       1.60          3.45            --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.00          4.06            14
  Class B......       1.75          3.31            --
  Class C......       1.75          3.31            --
  For the Year
     Ended
     October
     31,
     2005(h)
  Class A......       1.00          3.88            22
  Class B......       1.75          3.13            --
  Class C......       1.75          3.13            --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.08          4.04            18
  Class B......       1.78          3.32            --
  Class C......       1.78          3.33            --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.15          3.75            35
  Class B......       1.85          3.05            --
  Class C......       1.85          3.06            --
THE HARTFORD
  TAX-FREE NEW
  YORK FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       0.85          3.90            18
  Class B......       1.60          3.14            --
  Class C......       1.60          3.15            --
  For the Year
     Ended
     October
     31, 2006
  Class A......       0.85          3.78            25
  Class B......       1.60          3.03            --
  Class C......       1.60          3.03            --
  For the Year
     Ended
     October
     31, 2005
  Class A......       0.85          3.45            23
  Class B......       1.60          2.70            --
  Class C......       1.60          2.70            --
  For the Year
     Ended
     October
     31, 2004
  Class A......       0.91          3.66            24
  Class B......       1.61          2.96            --
  Class C......       1.62          2.95            --
  From
     inception
     October
     31, 2002,
     through
     October
     31, 2003
  Class A......       0.95(e)       3.34(e)         54
  Class B......       1.65(e)       2.64(e)         --
  Class C......       1.65(e)       2.67(e)         --




294                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD TOTAL RETURN BOND FUND
  For the Year Ended October 31, 2007
  Class A......    $10.59      $0.49      $  --       $(0.06)     $ 0.43      $(0.50)       $   --          $--
  Class B......     10.54       0.41         --        (0.06)       0.35       (0.42)           --           --
  Class C......     10.61       0.42         --        (0.07)       0.35       (0.42)           --           --
  For the Year Ended October 31, 2006
  Class A......     10.62       0.41         --         0.04        0.45       (0.42)        (0.06)          --
  Class B......     10.57       0.33         --         0.04        0.37       (0.34)        (0.06)          --
  Class C......     10.64       0.34         --         0.03        0.37       (0.34)        (0.06)          --
  For the Year Ended October 31, 2005
  Class A......     10.95       0.35         --        (0.24)       0.11       (0.40)        (0.04)          --
  Class B......     10.90       0.27         --        (0.24)       0.03       (0.32)        (0.04)          --
  Class C......     10.97       0.29         --        (0.25)       0.04       (0.33)        (0.04)          --
  For the Year Ended October 31, 2004
  Class A......     11.14       0.32         --         0.21        0.53       (0.35)        (0.37)          --
  Class B......     11.09       0.24         --         0.22        0.46       (0.28)        (0.37)          --
  Class C......     11.12       0.26       0.01         0.23        0.50       (0.28)        (0.37)          --
  For the Year Ended October 31, 2003
  Class A......     10.78       0.49         --         0.48        0.97       (0.50)        (0.11)          --
  Class B......     10.73       0.42         --         0.47        0.89       (0.42)        (0.11)          --
  Class C......     10.77       0.42         --         0.46        0.88       (0.42)        (0.11)          --
THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
  For the Year Ended October 31, 2007
  Class A......      9.23       0.44         --        (0.17)       0.27       (0.44)           --           --
  Class B......      9.18       0.38         --        (0.17)       0.21       (0.37)           --           --
  Class C......      9.18       0.37         --        (0.16)       0.21       (0.37)           --           --
  For the Year Ended October 31, 2006(h)
  Class A......      9.32       0.42         --        (0.08)       0.34       (0.43)           --           --
  Class B......      9.27       0.35         --        (0.08)       0.27       (0.36)           --           --
  Class C......      9.27       0.35         --        (0.08)       0.27       (0.36)           --           --
  For the Year Ended October 31, 2005
  Class A......      9.65       0.40         --        (0.32)       0.08       (0.41)           --           --
  Class B......      9.62       0.32         --        (0.34)      (0.02)      (0.33)           --           --
  Class C......      9.61       0.32         --        (0.33)      (0.01)      (0.33)           --           --
  For the Year Ended October 31, 2004
  Class A......      9.67       0.40         --        (0.01)       0.39       (0.41)           --           --
  Class B......      9.64       0.32         --           --        0.32       (0.34)           --           --
  Class C......      9.63       0.32         --           --        0.32       (0.34)           --           --
  For the Year Ended October 31, 2003
  Class A......      9.88       0.41         --        (0.21)       0.20       (0.41)           --           --
  Class B......      9.84       0.33         --        (0.19)       0.14       (0.34)           --           --
  Class C......      9.84       0.33         --        (0.20)       0.13       (0.34)           --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD TOTAL RETURN BOND FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.50)      $(0.07)     $10.52       4.11%       $601,301        1.07%           1.00%
  Class B......       (0.42)       (0.07)      10.47       3.36          82,376        1.96            1.75
  Class C......       (0.42)       (0.07)      10.54       3.33          84,793        1.78            1.75
  For the Year Ended October 31, 2006
  Class A......       (0.48)       (0.03)      10.59       4.35         432,703        1.20            1.20
  Class B......       (0.40)       (0.03)      10.54       3.56          79,506        2.02            1.95
  Class C......       (0.40)       (0.03)      10.61       3.63          75,194        1.87            1.87
  For the Year Ended October 31, 2005
  Class A......       (0.44)       (0.33)      10.62       1.00         311,557        1.24            1.20
  Class B......       (0.36)       (0.33)      10.57       0.25          81,028        2.00            1.95
  Class C......       (0.37)       (0.33)      10.64       0.34          74,039        1.87            1.87
  For the Year Ended October 31, 2004
  Class A......       (0.72)       (0.19)      10.95       5.10(i)      298,903        1.27            1.25
  Class B......       (0.65)       (0.19)      10.90       4.37(i)       91,861        1.97            1.95
  Class C......       (0.65)       (0.15)      10.97       4.76(i)       89,504        1.86            1.86
  For the Year Ended October 31, 2003
  Class A......       (0.61)        0.36       11.14       9.16         268,655        1.40            1.25
  Class B......       (0.53)        0.36       11.09       8.44         106,077        2.13            1.95
  Class C......       (0.53)        0.35       11.12       8.31         110,214        2.01            1.95
THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
  For the Year Ended October 31, 2007
  Class A......       (0.44)       (0.17)       9.06       3.00          54,414        1.20            1.00
  Class B......       (0.37)       (0.16)       9.02       2.38          13,837        2.07            1.71
  Class C......       (0.37)       (0.16)       9.02       2.35          14,488        1.87            1.75
  For the Year Ended October 31, 2006(h)
  Class A......       (0.43)       (0.09)       9.23       3.77          45,851        1.39            1.15
  Class B......       (0.36)       (0.09)       9.18       3.01          17,011        2.20            1.91
  Class C......       (0.36)       (0.09)       9.18       3.01           9,698        2.08            1.90
  For the Year Ended October 31, 2005
  Class A......       (0.41)       (0.33)       9.32       0.79          47,252        1.38            1.15
  Class B......       (0.33)       (0.35)       9.27      (0.17)         21,268        2.17            1.90
  Class C......       (0.33)       (0.34)       9.27      (0.07)          9,631        2.05            1.90
  For the Year Ended October 31, 2004
  Class A......       (0.41)       (0.02)       9.65       4.08          53,401        1.38            1.20
  Class B......       (0.34)       (0.02)       9.62       3.37          26,218        2.11            1.90
  Class C......       (0.34)       (0.02)       9.61       3.37          13,926        2.00            1.90
  For the Year Ended October 31, 2003
  Class A......       (0.41)       (0.21)       9.67       2.06          65,337        1.48            1.20
  Class B......       (0.34)       (0.20)       9.64       1.45          38,210        2.21            1.90
  Class C......       (0.34)       (0.21)       9.63       1.34          26,626        2.07            1.90
                    -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO     PORTFOLIO
                    INTEREST       AVERAGE       TURNOVER
                   EXPENSE (D)   NET ASSETS      RATE (C)
                 --------------  ----------     ---------

THE HARTFORD
  TOTAL RETURN
  BOND FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.00%         4.71%          268%
  Class B......       1.75          3.95            --
  Class C......       1.75          3.95            --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.20          3.98           456
  Class B......       1.95          3.20            --
  Class C......       1.87          3.29            --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.20          3.24           195
  Class B......       1.95          2.49            --
  Class C......       1.87          2.56            --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.25          2.98           171
  Class B......       1.95          2.28            --
  Class C......       1.86          2.37            --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.25          3.39           199
  Class B......       1.95          2.70            --
  Class C......       1.95          2.71            --
THE HARTFORD
  U.S.
  GOVERNMENT
  SECURITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.00          4.85            68
  Class B......       1.71          4.14            --
  Class C......       1.75          4.10            --
  For the Year
     Ended
     October
     31,
     2006(h)
  Class A......       1.15          4.60           158
  Class B......       1.91          3.84            --
  Class C......       1.90          3.86            --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.15          4.17           108
  Class B......       1.90          3.41            --
  Class C......       1.90          3.41            --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.20          4.09           110
  Class B......       1.90          3.39            --
  Class C......       1.90          3.38            --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.20          4.11           108
  Class B......       1.90          3.41            --
  Class C......       1.90          3.43            --




THE HARTFORD MUTUAL FUNDS                                                    295

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD VALUE FUND
  For the Year Ended October 31, 2007
  Class A......    $12.91     $ 0.12       $--        $1.89        $2.01      $   --        $(0.79)         $--
  Class B......     12.71       0.01        --         1.85         1.86          --         (0.79)          --
  Class C......     12.71       0.02        --         1.84         1.86          --         (0.79)          --
  For the Year Ended October 31, 2006
  Class A......     10.79       0.09        --         2.11         2.20       (0.08)           --           --
  Class B......     10.62       0.01        --         2.08         2.09          --            --           --
  Class C......     10.62       0.01        --         2.08         2.09          --            --           --
  For the Year Ended October 31, 2005
  Class A......      9.71       0.08        --         1.04         1.12       (0.04)           --           --
  Class B......      9.60         --        --         1.02         1.02          --            --           --
  Class C......      9.60         --        --         1.02         1.02          --            --           --
  For the Year Ended October 31, 2004(h)
  Class A......      8.92       0.07        --         0.79         0.86       (0.07)           --           --
  Class B......      8.83       0.01        --         0.78         0.79       (0.02)           --           --
  Class C......      8.83       0.01        --         0.78         0.79       (0.02)           --           --
  For the Year Ended October 31, 2003(h)
  Class A......      7.59       0.08        --         1.31         1.39       (0.06)           --           --
  Class B......      7.51       0.03        --         1.29         1.32          --            --           --
  Class C......      7.51       0.03        --         1.29         1.32          --            --           --
THE HARTFORD VALUE OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A......     18.26       0.08        --         1.56         1.64       (0.14)        (1.52)          --
  Class B......     16.92      (0.04)       --         1.43         1.39       (0.04)        (1.52)          --
  Class C......     16.92      (0.01)       --         1.40         1.39       (0.08)        (1.52)          --
  For the Year Ended October 31, 2006(h)
  Class A......     15.56       0.09        --         3.11         3.20          --         (0.50)          --
  Class B......     14.56      (0.03)       --         2.89         2.86          --         (0.50)          --
  Class C......     14.56      (0.04)       --         2.90         2.86          --         (0.50)          --
  For the Year Ended October 31, 2005
  Class A......     14.06       0.03        --         1.47         1.50          --            --           --
  Class B......     13.24      (0.05)       --         1.37         1.32          --            --           --
  Class C......     13.25      (0.05)       --         1.36         1.31          --            --           --
  For the Year Ended October 31, 2004
  Class A......     12.15       0.01        --         1.90         1.91          --            --           --
  Class B......     11.53      (0.06)       --         1.77         1.71          --            --           --
  Class C......     11.53      (0.06)       --         1.78         1.72          --            --           --
  For the Year Ended October 31, 2003
  Class A......      9.26      (0.01)       --         2.90         2.89          --            --           --
  Class B......      8.84      (0.04)       --         2.73         2.69          --            --           --
  Class C......      8.85      (0.04)       --         2.72         2.68          --            --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD VALUE FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.79)      $ 1.22      $14.13      16.61%(i)    $ 89,023        1.32%           1.32%
  Class B......       (0.79)        1.07       13.78      15.63(i)       12,976        2.23            2.15
  Class C......       (0.79)        1.07       13.78      15.63(i)       13,710        2.09            2.09
  For the Year Ended October 31, 2006
  Class A......       (0.08)        2.12       12.91      20.52          79,476        1.38            1.38
  Class B......          --         2.09       12.71      19.68          11,957        2.29            2.13
  Class C......          --         2.09       12.71      19.68          12,943        2.15            2.15
  For the Year Ended October 31, 2005
  Class A......       (0.04)        1.08       10.79      11.50          63,417        1.41            1.40
  Class B......          --         1.02       10.62      10.62          10,091        2.34            2.15
  Class C......          --         1.02       10.62      10.62          10,238        2.19            2.15
  For the Year Ended October 31, 2004(h)
  Class A......       (0.07)        0.79        9.71       9.70          56,845        1.46            1.45
  Class B......       (0.02)        0.77        9.60       8.91           8,948        2.36            2.15
  Class C......       (0.02)        0.77        9.60       8.91          10,838        2.17            2.15
  For the Year Ended October 31, 2003(h)
  Class A......       (0.06)        1.33        8.92      18.43          42,101        1.57            1.45
  Class B......          --         1.32        8.83      17.58           7,305        2.30            2.15
  Class C......          --         1.32        8.83      17.58          10,231        2.18            2.15
THE HARTFORD VALUE OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A......       (1.66)       (0.02)      18.24       9.73(i)      157,671        1.48            1.40
  Class B......       (1.56)       (0.17)      16.75       8.90(i)       20,792        2.38            2.13
  Class C......       (1.60)       (0.21)      16.71       8.91(i)       32,738        2.19            2.15
  For the Year Ended October 31, 2006(h)
  Class A......       (0.50)        2.70       18.26      21.12         111,324        1.52            1.40
  Class B......       (0.50)        2.36       16.92      20.21          18,271        2.38            2.12
  Class C......       (0.50)        2.36       16.92      20.20          22,466        2.22            2.15
  For the Year Ended October 31, 2005
  Class A......          --         1.50       15.56      10.67          66,368        1.62            1.40
  Class B......          --         1.32       14.56       9.97          13,560        2.51            2.15
  Class C......          --         1.31       14.56       9.89          13,258        2.33            2.15
  For the Year Ended October 31, 2004
  Class A......          --         1.91       14.06      15.72          24,601        1.82            1.45
  Class B......          --         1.71       13.24      14.83           5,709        2.70            2.15
  Class C......          --         1.72       13.25      14.92           5,627        2.47            2.15
  For the Year Ended October 31, 2003
  Class A......          --         2.89       12.15      31.21           5,917        1.92            1.45
  Class B......          --         2.69       11.53      30.43           1,932        2.63            2.15
  Class C......          --         2.68       11.53      30.28           1,613        2.51            2.15
                    -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO     PORTFOLIO
                    INTEREST       AVERAGE       TURNOVER
                   EXPENSE (D)   NET ASSETS      RATE (C)
                 --------------  ----------     ---------

THE HARTFORD
  VALUE FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.32%          0.89%          32%
  Class B......       2.15           0.07           --
  Class C......       2.09           0.13           --
  For the Year
     Ended
     October
     31, 2006
  Class A......       1.38           0.89           50
  Class B......       2.13           0.15           --
  Class C......       2.15           0.12           --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.40           0.76           29
  Class B......       2.15           0.01           --
  Class C......       2.15           0.02           --
  For the Year
     Ended
     October
     31,
     2004(h)
  Class A......       1.45           0.76           34
  Class B......       2.15           0.06           --
  Class C......       2.15           0.06           --
  For the Year
     Ended
     October
     31,
     2003(h)
  Class A......       1.45           1.02           35
  Class B......       2.15           0.32           --
  Class C......       2.15           0.32           --
THE HARTFORD
  VALUE
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class A......       1.40           0.48           77
  Class B......       2.13          (0.25)          --
  Class C......       2.15          (0.28)          --
  For the Year
     Ended
     October
     31,
     2006(h)
  Class A......       1.40           0.51           57
  Class B......       2.12          (0.20)          --
  Class C......       2.15          (0.24)          --
  For the Year
     Ended
     October
     31, 2005
  Class A......       1.40           0.27           38
  Class B......       2.15          (0.47)          --
  Class C......       2.15          (0.47)          --
  For the Year
     Ended
     October
     31, 2004
  Class A......       1.45           0.08           52
  Class B......       2.15          (0.64)          --
  Class C......       2.15          (0.64)          --
  For the Year
     Ended
     October
     31, 2003
  Class A......       1.45          (0.10)          57
  Class B......       2.15          (0.80)          --
  Class C......       2.15          (0.81)          --




296                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD EQUITY GROWTH ALLOCATION FUND (FORMERLY KNOWN AS THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)(G)
  For the Year Ended October 31, 2007
  Class A......    $13.21     $ 0.03       $--        $2.83        $2.86      $(0.24)       $(0.28)         $--
  Class B......     13.10      (0.07)       --         2.81         2.74       (0.16)        (0.28)          --
  Class C......     13.10      (0.07)       --         2.80         2.73       (0.16)        (0.28)          --
  For the Year Ended October 31, 2006
  Class A......     11.46       0.02        --         1.83         1.85       (0.09)        (0.01)          --
  Class B......     11.37      (0.12)       --         1.88         1.76       (0.02)        (0.01)          --
  Class C......     11.37      (0.12)       --         1.88         1.76       (0.02)        (0.01)          --
  For the Year Ended October 31, 2005
  Class A......     10.38      (0.02)       --         1.12         1.10       (0.02)           --           --
  Class B......     10.35      (0.08)       --         1.10         1.02          --            --           --
  Class C......     10.35      (0.07)       --         1.09         1.02          --            --           --
  From (commencement of operations) May 28, 2004, through October 31, 2004
  Class A......     10.00      (0.01)       --         0.39         0.38          --            --           --
  Class B......     10.00      (0.02)       --         0.37         0.35          --            --           --
  Class C......     10.00      (0.02)       --         0.37         0.35          --            --           --
THE HARTFORD GROWTH ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A......     12.66       0.14        --         2.23         2.37       (0.24)        (0.28)          --
  Class B......     12.57       0.04        --         2.21         2.25       (0.17)        (0.28)          --
  Class C......     12.57       0.05        --         2.20         2.25       (0.17)        (0.28)          --
  For the Year Ended October 31, 2006
  Class A......     11.27       0.07        --         1.46         1.53       (0.13)        (0.01)          --
  Class B......     11.19       0.03        --         1.42         1.45       (0.06)        (0.01)          --
  Class C......     11.19       0.03        --         1.42         1.45       (0.06)        (0.01)          --
  For the Year Ended October 31, 2005
  Class A......     10.36       0.05        --         0.89         0.94       (0.03)           --           --
  Class B......     10.34      (0.01)       --         0.87         0.86       (0.01)           --           --
  Class C......     10.33      (0.01)       --         0.88         0.87       (0.01)           --           --
  From (commencement of operations) May 28, 2004, through October 31, 2004
  Class A......     10.00         --        --         0.36         0.36          --            --           --
  Class B......     10.00      (0.01)       --         0.35         0.34          --            --           --
  Class C......     10.00      (0.01)       --         0.34         0.33          --            --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD EQUITY GROWTH ALLOCATION FUND (FORMERLY KNOWN AS THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)(G)
  For the Year Ended October 31, 2007
  Class A......      $(0.52)       $2.34      $15.55      22.39%       $173,379        0.69%           0.69%
  Class B......       (0.44)        2.30       15.40      21.58          47,743        1.52            1.37
  Class C......       (0.44)        2.29       15.39      21.50          74,047        1.42            1.37
  For the Year Ended October 31, 2006
  Class A......       (0.10)        1.75       13.21      16.18         116,198        0.79            0.72
  Class B......       (0.03)        1.73       13.10      15.43          33,295        1.62            1.37
  Class C......       (0.03)        1.73       13.10      15.43          51,936        1.51            1.37
  For the Year Ended October 31, 2005
  Class A......       (0.02)        1.08       11.46      10.60          58,087        0.85            0.68
  Class B......          --         1.02       11.37       9.88          20,155        1.64            1.33
  Class C......          --         1.02       11.37       9.88          32,718        1.53            1.34
  From (commencement of operations) May 28, 2004,
     through October 31, 2004
  Class A......          --         0.38       10.38       3.80(f)       12,415        0.86(e)         0.67(e)
  Class B......          --         0.35       10.35       3.50(f)        4,532        1.69(e)         1.32(e)
  Class C......          --         0.35       10.35       3.50(f)        5,424        1.59(e)         1.32(e)
THE HARTFORD GROWTH ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A......       (0.52)        1.85       14.51      19.35         503,345        0.60            0.60
  Class B......       (0.45)        1.80       14.37      18.40         143,140        1.41            1.32
  Class C......       (0.45)        1.80       14.37      18.44         238,997        1.34            1.31
  For the Year Ended October 31, 2006
  Class A......       (0.14)        1.39       12.66      13.64         370,088        0.69            0.67
  Class B......       (0.07)        1.38       12.57      12.96         107,818        1.51            1.32
  Class C......       (0.07)        1.38       12.57      12.96         181,434        1.44            1.32
  For the Year Ended October 31, 2005
  Class A......       (0.03)        0.91       11.27       9.12         205,331        0.72            0.64
  Class B......       (0.01)        0.85       11.19       8.37          65,739        1.53            1.29
  Class C......       (0.01)        0.86       11.19       8.47         100,339        1.47            1.29
  From (commencement of operations) May 28, 2004,
     through October 31, 2004
  Class A......          --         0.36       10.36       3.60(f)       43,279        0.72(e)         0.63(e)
  Class B......          --         0.34       10.34       3.40(f)       14,177        1.52(e)         1.28(e)
  Class C......          --         0.33       10.33       3.30(f)       21,221        1.44(e)         1.28(e)
                    -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO     PORTFOLIO
                    INTEREST       AVERAGE       TURNOVER
                   EXPENSE (D)   NET ASSETS      RATE (C)
                 --------------  ----------     ---------

THE HARTFORD
  EQUITY GROWTH
  ALLOCATION
  FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  AGGRESSIVE
  GROWTH
  ALLOCATION
  FUND)(G)
  For the Year
     Ended
     October
     31, 2007
  Class A......       0.69%         (0.06)%         37%
  Class B......       1.37          (0.72)          --
  Class C......       1.37          (0.72)          --
  For the Year
     Ended
     October
     31, 2006
  Class A......       0.72          (0.34)          14
  Class B......       1.37          (0.93)          --
  Class C......       1.37          (0.92)          --
  For the Year
     Ended
     October
     31, 2005
  Class A......       0.68          (0.43)           9
  Class B......       1.33          (1.08)          --
  Class C......       1.34          (1.08)          --
  From
     (commence-
     ment of
     opera-
     tions) May
     28, 2004,
     through
     October
     31, 2004
  Class A......       0.67(e)       (0.58)(e)        3
  Class B......       1.32(e)       (1.23)(e)       --
  Class C......       1.32(e)       (1.23)(e)       --
THE HARTFORD
  GROWTH
  ALLOCATION
  FUND(G)
  For the Year
     Ended
     October
     31, 2007
  Class A......       0.60           0.93           39
  Class B......       1.32           0.22           --
  Class C......       1.31           0.25           --
  For the Year
     Ended
     October
     31, 2006
  Class A......       0.67           0.49           13
  Class B......       1.32          (0.15)          --
  Class C......       1.32          (0.16)          --
  For the Year
     Ended
     October
     31, 2005
  Class A......       0.64           0.42            1
  Class B......       1.29          (0.23)          --
  Class C......       1.29          (0.23)          --
  From
     (commence-
     ment of
     opera-
     tions) May
     28, 2004,
     through
     October
     31, 2004
  Class A......       0.63(e)        0.13(e)        --
  Class B......       1.28(e)       (0.53)(e)       --
  Class C......       1.28(e)       (0.52)(e)       --




THE HARTFORD MUTUAL FUNDS                                                    297

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD BALANCED ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A......    $12.01      $0.27       $--        $1.45        $1.72      $(0.36)       $(0.27)         $--
  Class B......     11.98       0.18        --         1.44         1.62       (0.27)        (0.27)          --
  Class C......     11.98       0.18        --         1.44         1.62       (0.27)        (0.27)          --
  For the Year Ended October 31, 2006
  Class A......     10.95       0.18        --         1.12         1.30       (0.22)        (0.02)          --
  Class B......     10.92       0.10        --         1.11         1.21       (0.13)        (0.02)          --
  Class C......     10.92       0.11        --         1.11         1.22       (0.14)        (0.02)          --
  For the Year Ended October 31, 2005
  Class A......     10.30       0.13        --         0.64         0.77       (0.12)           --           --
  Class B......     10.28       0.06        --         0.62         0.68       (0.04)           --           --
  Class C......     10.28       0.06        --         0.62         0.68       (0.04)           --           --
  From (commencement of operations) May 28, 2004, through October 31, 2004
  Class A......     10.00       0.02        --         0.30         0.32       (0.02)           --           --
  Class B......     10.00       0.01        --         0.27         0.28          --            --           --
  Class C......     10.00         --        --         0.28         0.28          --            --           --
THE HARTFORD CONSERVATIVE ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A......     11.16       0.33        --         0.81         1.14       (0.38)        (0.29)          --
  Class B......     11.16       0.25        --         0.80         1.05       (0.30)        (0.29)          --
  Class C......     11.15       0.25        --         0.81         1.06       (0.30)        (0.29)          --
  For the Year Ended October 31, 2006
  Class A......     10.57       0.26        --         0.76         1.02       (0.31)        (0.12)          --
  Class B......     10.56       0.19        --         0.76         0.95       (0.23)        (0.12)          --
  Class C......     10.56       0.19        --         0.76         0.95       (0.24)        (0.12)          --
  For the Year Ended October 31, 2005
  Class A......     10.27       0.23        --         0.28         0.51       (0.21)           --           --
  Class B......     10.26       0.16        --         0.28         0.44       (0.14)           --           --
  Class C......     10.26       0.16        --         0.28         0.44       (0.14)           --           --
  From (commencement of operations) May 28, 2004, through October 31, 2004
  Class A......     10.00       0.03        --         0.27         0.30       (0.03)           --           --
  Class B......     10.00       0.02        --         0.25         0.27       (0.01)           --           --
  Class C......     10.00       0.02        --         0.25         0.27       (0.01)           --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD BALANCED ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A......      $(0.63)       $1.09      $13.10      14.95%       $608,443        0.54%           0.54%
  Class B......       (0.54)        1.08       13.06      14.03         135,541        1.36            1.33
  Class C......       (0.54)        1.08       13.06      14.07         225,155        1.29            1.29
  For the Year Ended October 31, 2006
  Class A......       (0.24)        1.06       12.01      11.98         453,492        0.62            0.62
  Class B......       (0.15)        1.06       11.98      11.22         109,117        1.44            1.36
  Class C......       (0.16)        1.06       11.98      11.24         171,073        1.38            1.36
  For the Year Ended October 31, 2005
  Class A......       (0.12)        0.65       10.95       7.47         262,878        0.66            0.60
  Class B......       (0.04)        0.64       10.92       6.66          72,619        1.47            1.31
  Class C......       (0.04)        0.64       10.92       6.66         103,248        1.41            1.31
  From (commencement of operations) May 28, 2004,
     through October 31, 2004
  Class A......       (0.02)        0.30       10.30       3.15(f)       67,293        0.62(e)         0.59(e)
  Class B......          --         0.28       10.28       2.82(f)       18,841        1.45(e)         1.29(e)
  Class C......          --         0.28       10.28       2.82(f)       30,414        1.38(e)         1.29(e)
THE HARTFORD CONSERVATIVE ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A......       (0.67)        0.47       11.63      10.64         121,488        0.59            0.59
  Class B......       (0.59)        0.46       11.62       9.81          25,903        1.42            1.28
  Class C......       (0.59)        0.47       11.62       9.91          46,433        1.35            1.28
  For the Year Ended October 31, 2006
  Class A......       (0.43)        0.59       11.16       9.85          93,504        0.64            0.63
  Class B......       (0.35)        0.60       11.16       9.19          20,782        1.48            1.31
  Class C......       (0.36)        0.59       11.15       9.10          36,123        1.41            1.31
  For the Year Ended October 31, 2005
  Class A......       (0.21)        0.30       10.57       4.96          70,533        0.63            0.60
  Class B......       (0.14)        0.30       10.56       4.26          14,525        1.48            1.26
  Class C......       (0.14)        0.30       10.56       4.26          27,453        1.42            1.26
  From (commencement of operations) May 28, 2004,
     through October 31, 2004
  Class A......       (0.03)        0.27       10.27       2.96(f)       33,921        0.63(e)         0.60(e)
  Class B......       (0.01)        0.26       10.26       2.70(f)        4,993        1.44(e)         1.25(e)
  Class C......       (0.01)        0.26       10.26       2.70(f)       10,807        1.38(e)         1.25(e)
                    -- RATIOS AND SUPPLEMENTAL DATA --
                 ----------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO     PORTFOLIO
                    INTEREST       AVERAGE       TURNOVER
                   EXPENSE (D)   NET ASSETS      RATE (C)
                 --------------  ----------     ---------

THE HARTFORD
  BALANCED
  ALLOCATION
  FUND(G)
  For the Year
     Ended
     October
     31, 2007
  Class A......       0.54%         2.09%           34%
  Class B......       1.33          1.34            --
  Class C......       1.29          1.35            --
  For the Year
     Ended
     October
     31, 2006
  Class A......       0.62          1.52            15
  Class B......       1.36          0.82            --
  Class C......       1.36          0.78            --
  For the Year
     Ended
     October
     31, 2005
  Class A......       0.60          1.26             2
  Class B......       1.31          0.55            --
  Class C......       1.31          0.56            --
  From
     (commence-
     ment of
     opera-
     tions) May
     28, 2004,
     through
     October
     31, 2004
  Class A......       0.59(e)       0.99(e)         --
  Class B......       1.29(e)       0.33(e)         --
  Class C......       1.29(e)       0.30(e)         --
THE HARTFORD
  CONSERVATIVE
  ALLOCATION
  FUND(G)
  For the Year
     Ended
     October
     31, 2007
  Class A......       0.59          2.91            40
  Class B......       1.28          2.25            --
  Class C......       1.28          2.17            --
  For the Year
     Ended
     October
     31, 2006
  Class A......       0.63          2.41            29
  Class B......       1.31          1.73            --
  Class C......       1.31          1.67            --
  For the Year
     Ended
     October
     31, 2005
  Class A......       0.60          2.25            23
  Class B......       1.26          1.60            --
  Class C......       1.26          1.56            --
  From
     (commence-
     ment of
     opera-
     tions) May
     28, 2004,
     through
     October
     31, 2004
  Class A......       0.60(e)       1.70(e)         --
  Class B......       1.25(e)       1.05(e)         --
  Class C......       1.25(e)       1.17(e)         --




298                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA (A) --
                  ---------------------------------------------------------------------------------------------------
                                                        NET
                                                      REALIZED
                                                        AND                              DISTRIBUTIONS
                  NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                   VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                  BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                  OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                  ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD INCOME ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A.......    $ 9.89      $0.44       $--        $(0.02)     $ 0.42      $(0.44)       $   --         $   --
  Class B.......      9.88       0.38        --         (0.03)       0.35       (0.37)           --             --
  Class C.......      9.88       0.38        --         (0.03)       0.35       (0.37)           --             --
  For the Year Ended October 31, 2006
  Class A.......      9.89       0.42        --          0.03        0.45       (0.43)        (0.02)            --
  Class B.......      9.88       0.35        --          0.03        0.38       (0.36)        (0.02)            --
  Class C.......      9.88       0.35        --          0.03        0.38       (0.36)        (0.02)            --
  For the Year Ended October 31, 2005
  Class A.......     10.15       0.36        --         (0.26)       0.10       (0.36)           --             --
  Class B.......     10.14       0.29        --         (0.26)       0.03       (0.29)           --             --
  Class C.......     10.14       0.30        --         (0.27)       0.03       (0.29)           --             --
  From (commencement of operations) May 28, 2004, through October 31, 2004
  Class A.......     10.00       0.09        --          0.15        0.24       (0.09)           --             --
  Class B.......     10.00       0.07        --          0.14        0.21       (0.07)           --             --
  Class C.......     10.00       0.07        --          0.14        0.21       (0.07)           --             --
THE HARTFORD RETIREMENT INCOME FUND(G)
  For the Year Ended October 31, 2007
  Class A.......      9.59       0.33        --          0.51        0.84       (0.34)           --             --
  Class B.......      9.59       0.25        --          0.53        0.78       (0.27)           --             --
  Class C.......      9.61       0.26        --          0.51        0.77       (0.27)           --             --
  For the Year Ended October 31, 2006
  Class A.......      9.87       0.62        --         (0.15)       0.47       (0.75)           --             --
  Class B.......      9.87       0.63        --         (0.24)       0.39       (0.67)           --             --
  Class C.......      9.87       0.63        --         (0.22)       0.41       (0.67)           --             --
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class A.......     10.00       0.02        --         (0.14)      (0.12)      (0.01)           --             --
  Class B.......     10.00       0.01        --         (0.14)      (0.13)         --            --             --
  Class C.......     10.00       0.01        --         (0.14)      (0.13)         --            --             --
THE HARTFORD TARGET RETIREMENT 2010 FUND(G)
  For the Year Ended October 31, 2007
  Class A.......      9.65       0.28        --          1.01        1.29       (0.28)           --             --
  Class B.......      9.65       0.21        --          0.99        1.20       (0.21)           --             --
  Class C.......      9.64       0.21        --          1.00        1.21       (0.21)           --             --
  For the Year Ended October 31, 2006
  Class A.......      9.82       0.47        --          0.22        0.69       (0.50)           --          (0.36)
  Class B.......      9.82       0.34        --          0.27        0.61       (0.42)           --          (0.36)
  Class C.......      9.82       0.40        --          0.21        0.61       (0.43)           --          (0.36)
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class A.......     10.00       0.02        --         (0.20)      (0.18)         --            --             --
  Class B.......     10.00       0.01        --         (0.19)      (0.18)         --            --             --
  Class C.......     10.00       0.01        --         (0.19)      (0.18)         --            --             --
                    -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                  ------------------------------------  ---------------------------------------------------------

                                                                                      RATIO OF        RATIO OF
                                                                                      EXPENSES        EXPENSES
                                                                                     TO AVERAGE      TO AVERAGE
                                                                                     NET ASSETS      NET ASSETS
                                     NET                                               BEFORE           AFTER
                                  INCREASE                                           WAIVERS AND     WAIVERS AND
                                 (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                   IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                      TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                  DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                  -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD INCOME ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A.......      $(0.44)      $(0.02)     $ 9.87       4.37%        $34,347         0.78%          0.57%
  Class B.......       (0.37)       (0.02)       9.86       3.64           5,754         1.58           1.27
  Class C.......       (0.37)       (0.02)       9.86       3.64           8,697         1.55           1.27
  For the Year Ended October 31, 2006
  Class A.......       (0.45)          --        9.89       4.64          25,383         0.80           0.61
  Class B.......       (0.38)          --        9.88       3.91           5,516         1.59           1.31
  Class C.......       (0.38)          --        9.88       3.91           8,042         1.53           1.31
  For the Year Ended October 31, 2005
  Class A.......       (0.36)       (0.26)       9.89       1.01          19,445         0.76           0.56
  Class B.......       (0.29)       (0.26)       9.88       0.29           4,778         1.56           1.26
  Class C.......       (0.29)       (0.26)       9.88       0.30           7,711         1.51           1.26
  From (commencement of operations) May 28, 2004,
     through October 31, 2004
  Class A.......       (0.09)        0.15       10.15       2.42(f)       10,539         0.73(e)        0.56(e)
  Class B.......       (0.07)        0.14       10.14       2.08(f)        1,690         1.63(e)        1.26(e)
  Class C.......       (0.07)        0.14       10.14       2.08(f)        4,880         1.48(e)        1.26(e)
THE HARTFORD RETIREMENT INCOME FUND(G)
  For the Year Ended October 31, 2007
  Class A.......       (0.34)        0.50       10.09       8.92           3,016         4.33           0.48
  Class B.......       (0.27)        0.51       10.10       8.21             216         5.14           1.23
  Class C.......       (0.27)        0.50       10.11       8.09             244         5.18           1.23
  For the Year Ended October 31, 2006
  Class A.......       (0.75)       (0.28)       9.59       5.03             420        16.84           0.54
  Class B.......       (0.67)       (0.28)       9.59       4.21             173        17.64           1.30
  Class C.......       (0.67)       (0.26)       9.61       4.42             161        17.64           1.30
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class A.......       (0.01)       (0.13)       9.87      (1.22)(f)          47         0.63(e)        0.53(e)
  Class B.......          --        (0.13)       9.87      (1.29)(f)          10         1.36(e)        1.26(e)
  Class C.......          --        (0.13)       9.87      (1.29)(f)          10         1.36(e)        1.26(e)
THE HARTFORD TARGET RETIREMENT 2010 FUND(G)
  For the Year Ended October 31, 2007
  Class A.......       (0.28)        1.01       10.66      13.55           7,547         1.81           0.50
  Class B.......       (0.21)        0.99       10.64      12.61             533         2.66           1.25
  Class C.......       (0.21)        1.00       10.64      12.68             743         2.59           1.25
  For the Year Ended October 31, 2006
  Class A.......       (0.86)       (0.17)       9.65       7.43           1,618         8.32           0.54
  Class B.......       (0.78)       (0.17)       9.65       6.58             226         9.17           1.29
  Class C.......       (0.79)       (0.18)       9.64       6.53             475         9.13           1.30
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class A.......          --        (0.18)       9.82      (1.80)(f)          11         0.65(e)        0.49(e)
  Class B.......          --        (0.18)       9.82      (1.80)(f)          10         1.41(e)        1.26(e)
  Class C.......          --        (0.18)       9.82      (1.80)(f)          10         1.41(e)        1.27(e)
                     -- RATIOS AND SUPPLEMENTAL DATA --
                  ----------------------------------------

                     RATIO OF
                     EXPENSES
                    TO AVERAGE
                    NET ASSETS
                       AFTER       RATIO OF
                    WAIVERS AND       NET
                  REIMBURSEMENTS  INVESTMENT
                   AND EXCLUDING   INCOME TO     PORTFOLIO
                     INTEREST       AVERAGE       TURNOVER
                    EXPENSE (D)   NET ASSETS      RATE (C)
                  --------------  ----------     ---------

THE HARTFORD
  INCOME
  ALLOCATION
  FUND(G)
  For the Year
     Ended
     October 31,
     2007
  Class A.......       0.57%         4.59%           35%
  Class B.......       1.27          3.83            --
  Class C.......       1.27          3.84            --
  For the Year
     Ended
     October 31,
     2006
  Class A.......       0.61          4.32            38
  Class B.......       1.31          3.56            --
  Class C.......       1.31          3.53            --
  For the Year
     Ended
     October 31,
     2005
  Class A.......       0.56          3.75            30
  Class B.......       1.26          3.09            --
  Class C.......       1.26          3.04            --
  From
     (commence-
     ment of
     operations)
     May 28,
     2004,
     through
     October 31,
     2004
  Class A.......       0.56(e)       3.21(e)          3
  Class B.......       1.26(e)       2.56(e)         --
  Class C.......       1.26(e)       2.59(e)         --
THE HARTFORD
  RETIREMENT
  INCOME FUND(G)
  For the Year
     Ended
     October 31,
     2007
  Class A.......       0.48          3.12            78
  Class B.......       1.23          2.55            --
  Class C.......       1.23          2.61            --
  For the Year
     Ended
     October 31,
     2006
  Class A.......       0.54          2.54            37
  Class B.......       1.30          1.89            --
  Class C.......       1.30          1.88            --
  From
     (commence-
     ment of
     operations)
     September
     30, 2005,
     through
     October 31,
     2005
  Class A.......       0.53(e)       4.08(e)         83
  Class B.......       1.26(e)       1.76(e)         --
  Class C.......       1.26(e)       1.76(e)         --
THE HARTFORD
  TARGET
  RETIREMENT
  2010 FUND(G)
  For the Year
     Ended
     October 31,
     2007
  Class A.......       0.50          2.46            56
  Class B.......       1.25          1.91            --
  Class C.......       1.25          2.08            --
  For the Year
     Ended
     October 31,
     2006
  Class A.......       0.54          2.01            10
  Class B.......       1.29          1.24            --
  Class C.......       1.30          1.63            --
  From
     (commence-
     ment of
     operations)
     September
     30, 2005,
     through
     October 31,
     2005
  Class A.......       0.49(e)       2.53(e)         12
  Class B.......       1.26(e)       1.61(e)         --
  Class C.......       1.27(e)       1.60(e)         --




THE HARTFORD MUTUAL FUNDS                                                    299

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA (A) --
                  ---------------------------------------------------------------------------------------------------
                                                        NET
                                                      REALIZED
                                                        AND                              DISTRIBUTIONS
                  NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                   VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                  BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                  OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                  ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD TARGET RETIREMENT 2020 FUND(G)
  For the Year Ended October 31, 2007
  Class A.......    $10.43     $ 0.24       $--        $ 1.29      $ 1.53      $(0.24)       $(0.04)        $   --
  Class B.......     10.42       0.18        --          1.27        1.45       (0.15)        (0.04)            --
  Class C.......     10.42       0.17        --          1.28        1.45       (0.16)        (0.04)            --
  For the Year Ended October 31, 2006(h)
  Class A.......      9.79       0.13        --          0.86        0.99       (0.35)           --             --
  Class B.......      9.78       0.04        --          0.88        0.92       (0.28)           --             --
  Class C.......      9.78       0.04        --          0.88        0.92       (0.28)           --             --
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class A.......     10.00       0.01        --         (0.22)      (0.21)         --            --             --
  Class B.......     10.00       0.01        --         (0.23)      (0.22)         --            --             --
  Class C.......     10.00       0.01        --         (0.23)      (0.22)         --            --             --
THE HARTFORD TARGET RETIREMENT 2030 FUND(G)
  For the Year Ended October 31, 2007
  Class A.......      9.36       0.15        --          1.55        1.70       (0.13)        (0.01)            --
  Class B.......      9.36       0.08        --          1.55        1.63       (0.08)        (0.01)            --
  Class C.......      9.37       0.07        --          1.55        1.62       (0.09)        (0.01)            --
  For the Year Ended October 31, 2006(h)
  Class A.......      9.75       0.03        --          0.87        0.90       (0.49)           --          (0.80)
  Class B.......      9.74      (0.02)       --          0.86        0.84       (0.42)           --          (0.80)
  Class C.......      9.74         --        --          0.85        0.85       (0.42)           --          (0.80)
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class A.......     10.00       0.01        --         (0.26)      (0.25)         --            --             --
  Class B.......     10.00         --        --         (0.26)      (0.26)         --            --             --
  Class C.......     10.00         --        --         (0.26)      (0.26)         --            --             --

--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 301 for impact on ratios)
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 305.
(j) This includes a tax return of capital of less than $0.01.
(k) Expense ratio includes a practical waiver of 12b-1 fees.
(l) Information presented below represents the calculation of financial highlights from the commencement of fund.
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (commencement of operations) May 1, 2007, through October 31, 2007
  Class A.......     10.00       0.20        --         (0.54)      (0.34)      (0.20)           --             --
  Class B.......     10.00       0.17        --         (0.54)      (0.37)      (0.17)           --             --
  Class C.......     10.00       0.17        --         (0.54)      (0.37)      (0.17)           --             --
THE HARTFORD STRATEGIC INCOME FUND
  From (commencement of operations) May 15, 2007, through October 31, 2007
  Class A.......     10.00       0.31        --         (0.26)       0.05       (0.30)           --             --
  Class B.......     10.00       0.27        --         (0.26)       0.01       (0.26)           --             --
  Class C.......     10.00       0.27        --         (0.25)       0.02       (0.26)           --             --
                    -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                  ------------------------------------  ---------------------------------------------------------

                                                                                      RATIO OF        RATIO OF
                                                                                      EXPENSES        EXPENSES
                                                                                     TO AVERAGE      TO AVERAGE
                                                                                     NET ASSETS      NET ASSETS
                                     NET                                               BEFORE           AFTER
                                  INCREASE                                           WAIVERS AND     WAIVERS AND
                                 (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                   IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                      TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                  DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                  -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD TARGET RETIREMENT 2020 FUND(G)
  For the Year Ended October 31, 2007
  Class A.......      $(0.28)      $ 1.25      $11.68      14.95%        $17,710         1.25%          0.51%
  Class B.......       (0.19)        1.26       11.68      14.09             717         2.25           1.26
  Class C.......       (0.20)        1.25       11.67      14.10             649         2.07           1.26
  For the Year Ended October 31, 2006(h)
  Class A.......       (0.35)        0.64       10.43      10.37           2,125         9.85           0.53
  Class B.......       (0.28)        0.64       10.42       9.56             291        10.69           1.29
  Class C.......       (0.28)        0.64       10.42       9.58             337        10.62           1.30
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class A.......          --        (0.21)       9.79      (2.10)(f)         144         0.66(e)        0.51(e)
  Class B.......          --        (0.22)       9.78      (2.20)(f)          10         1.37(e)        1.25(e)
  Class C.......          --        (0.22)       9.78      (2.20)(f)          10         1.37(e)        1.26(e)
THE HARTFORD TARGET RETIREMENT 2030 FUND(G)
  For the Year Ended October 31, 2007
  Class A.......       (0.14)        1.56       10.92      18.34          15,260         1.45           0.54
  Class B.......       (0.09)        1.54       10.90      17.53             522         2.58           1.17
  Class C.......       (0.10)        1.52       10.89      17.44             405         2.48           1.26
  For the Year Ended October 31, 2006(h)
  Class A.......       (1.29)       (0.39)       9.36      10.00           1,857        14.20           0.53
  Class B.......       (1.22)       (0.38)       9.36       9.22             305        15.05           1.24
  Class C.......       (1.22)       (0.37)       9.37       9.35              81        15.18           1.10
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class A.......          --        (0.25)       9.75      (2.50)(f)          10         0.69(e)        0.48(e)
  Class B.......          --        (0.26)       9.74      (2.60)(f)          10         1.39(e)        1.24(e)
  Class C.......          --        (0.26)       9.74      (2.60)(f)           9         1.39(e)        1.24(e)

--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 301 for impact on ratios)
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of
    Operations, can be found on page 305.
(j) This includes a tax return of capital of less than $0.01.
(k) Expense ratio includes a practical waiver of 12b-1 fees.
(l) Information presented below represents the calculation of financial highlights from the commencement of fund.
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (commencement of operations) May 1, 2007,
     through October 31, 2007
  Class A.......       (0.20)       (0.54)       9.46      (3.41)(f)      46,261         0.96(e)        0.23(e)
  Class B.......       (0.17)       (0.54)       9.46      (3.71)(f)       1,333         1.70(e)        0.93(e)
  Class C.......       (0.17)       (0.54)       9.46      (3.71)(f)      11,236         1.74(e)        0.98(e)
THE HARTFORD STRATEGIC INCOME FUND
  From (commencement of operations) May 15, 2007,
     through October 31, 2007
  Class A.......       (0.30)       (0.25)       9.75       0.52(i)       42,949         0.97(e)        0.44(e)
  Class B.......       (0.26)       (0.25)       9.75       0.20(i)        2,644         1.73(e)        1.21(e)
  Class C.......       (0.26)       (0.24)       9.76       0.30(i)       17,275         1.78(e)        1.25(e)
                     -- RATIOS AND SUPPLEMENTAL DATA --
                  ----------------------------------------

                     RATIO OF
                     EXPENSES
                    TO AVERAGE
                    NET ASSETS
                       AFTER       RATIO OF
                    WAIVERS AND       NET
                  REIMBURSEMENTS  INVESTMENT
                   AND EXCLUDING   INCOME TO     PORTFOLIO
                     INTEREST       AVERAGE       TURNOVER
                    EXPENSE (D)   NET ASSETS      RATE (C)
                  --------------  ----------     ---------

THE HARTFORD
  TARGET
  RETIREMENT
  2020 FUND(G)
  For the Year
     Ended
     October 31,
     2007
  Class A.......       0.51%          1.64%          16%
  Class B.......       1.26           1.38           --
  Class C.......       1.26           1.47           --
  For the Year
     Ended
     October 31,
     2006(h)
  Class A.......       0.53           1.35           19
  Class B.......       1.29           0.39           --
  Class C.......       1.30           0.41           --
  From
     (commence-
     ment of
     operations)
     September
     30, 2005,
     through
     October 31,
     2005
  Class A.......       0.51(e)        2.77(e)        28
  Class B.......       1.25(e)        0.86(e)        --
  Class C.......       1.26(e)        0.85(e)        --
THE HARTFORD
  TARGET
  RETIREMENT
  2030 FUND(G)
  For the Year
     Ended
     October 31,
     2007
  Class A.......       0.54           0.75           23
  Class B.......       1.17           0.83           --
  Class C.......       1.26           0.21           --
  For the Year
     Ended
     October 31,
     2006(h)
  Class A.......       0.53           0.37           19
  Class B.......       1.24          (0.28)          --
  Class C.......       1.10             --           --
  From
     (commence-
     ment of
     operations)
     September
     30, 2005,
     through
     October 31,
     2005
  Class A.......       0.48(e)        0.76(e)        14
  Class B.......       1.24(e)          --(e)        --
  Class C.......       1.24(e)          --(e)        --

--------
(a) Information presented relates to a share of capital
    stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the
    beginning of each period, reinvestment of all
    distributions, the complete redemption of the
    investment at net asset value at the end of each
    period and no sales charge. Total return would be
    reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of
    the Fund as a whole without distinguishing between the
    classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page
    301 for impact on ratios)
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the
    underlying funds.
(h) Per share amounts have been calculated using average
    shares outstanding method.
(i) Total return without the inclusion of the Payments
    from (to) Affiliate, as noted on the Statement of
    Operations, can be found on page 305.
(j) This includes a tax return of capital of less than
    $0.01.
(k) Expense ratio includes a practical waiver of 12b-1
    fees.
(l) Information presented below represents the calculation
    of financial highlights from the commencement of fund.
THE HARTFORD
  HIGH YIELD
  MUNICIPAL BOND
  FUND
  From
     (commence-
     ment of
     operations)
     May 1,
     2007,
     through
     October 31,
     2007
  Class A.......       0.23(e)        4.72(e)        23
  Class B.......       0.93(e)        4.00(e)        --
  Class C.......       0.98(e)        4.12(e)        --
THE HARTFORD
  STRATEGIC
  INCOME FUND
  From
     (commence-
     ment of
     operations)
     May 15,
     2007,
     through
     October 31,
     2007
  Class A.......       0.44(e)        7.16(e)        42
  Class B.......       1.21(e)        6.45(e)        --
  Class C.......       1.25(e)        6.48(e)        --




300                                                    THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                              OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                                  --------------------------------------------------------
ADVISERS FUND
Class A Shares                                          1.09%               1.11%               1.18%
Class B Shares                                          1.90%               1.90%               1.96%
Class C Shares                                          1.78%               1.81%               1.88%
BALANCED INCOME FUND
Class A Shares                                          1.19%               1.25%#
Class B Shares                                          2.00%               2.00%#
Class C Shares                                          2.00%               2.00%#
CAPITAL APPRECIATION FUND
Class A Shares                                          1.11%               1.17%               1.22%
Class B Shares                                          1.91%               1.96%               1.99%
Class C Shares                                          1.83%               1.88%               1.91%
CAPITAL APPRECIATION II FUND
Class A Shares                                          1.43%               1.59%               1.60%
Class B Shares                                          2.29%               2.34%               2.35%
Class C Shares                                          2.16%               2.32%               2.35%
CHECKS AND BALANCES FUND
Class A Shares                                          0.43%(S)
Class B Shares                                          1.25%(S)
Class C Shares                                          1.18%(S)
DISCIPLINED EQUITY FUND
Class A Shares                                          1.40%               1.39%               1.38%
Class B Shares                                          2.08%               2.07%               2.13%
Class C Shares                                          2.09%               2.09%               2.10%
DIVIDEND AND GROWTH FUND
Class A Shares                                          1.09%               1.13%               1.16%
Class B Shares                                          1.95%               1.98%               2.01%
Class C Shares                                          1.82%               1.86%               1.88%
EQUITY INCOME FUND
Class A Shares                                          1.12%               1.00%               0.50%
Class B Shares                                          1.96%               1.84%               1.38%
Class C Shares                                          1.83%               1.70%               1.22%
FLOATING RATE FUND
Class A Shares                                          0.96%               0.50%
Class B Shares                                          1.75%               1.35%
Class C Shares                                          1.74%               1.28%
FUNDAMENTAL GROWTH FUND
Class A Shares                                          1.47%               1.48%               1.57%
Class B Shares                                          2.22%               2.23%               2.32%
Class C Shares                                          2.20%               2.23%               2.32%
GLOBAL COMMUNICATIONS FUND
Class A Shares                                          1.60%               1.11%               1.49%
Class B Shares                                          2.30%               1.73%               2.24%
Class C Shares                                          2.34%               1.85%               2.23%
GLOBAL FINANCIAL SERVICES FUND
Class A Shares                                          1.60%               1.14%               1.48%
Class B Shares                                          2.22%               1.77%               2.25%
Class C Shares                                          2.35%               1.90%               2.25%
GLOBAL GROWTH FUND
Class A Shares                                          1.47%               1.45%               1.36%
Class B Shares                                          2.18%               2.15%               2.23%
Class C Shares                                          2.14%               2.18%               2.13%
GLOBAL HEALTH FUND
Class A Shares                                          1.40%               1.60%               1.58%
Class B Shares                                          2.29%               2.31%               2.33%
Class C Shares                                          2.14%               2.31%               2.33%

THE HARTFORD MUTUAL FUNDS                                                    301

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

FUND                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                              OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                                  --------------------------------------------------------
GLOBAL TECHNOLOGY FUND
Class A Shares                                          1.43%               1.32%               1.53%
Class B Shares                                          2.03%               1.96%               2.28%
Class C Shares                                          2.30%               2.21%               2.28%
GROWTH FUND
Class A Shares                                          1.27%               1.31%               1.31%
Class B Shares                                          2.08%               2.08%               2.13%
Class C Shares                                          1.98%               2.00%               2.03%
GROWTH OPPORTUNITIES FUND
Class A Shares                                          1.31%               1.18%               1.30%
Class B Shares                                          2.10%               2.05%               2.08%
Class C Shares                                          1.97%               2.05%               2.07%
HIGH YIELD FUND
Class A Shares                                          1.15%               1.20%               1.33%
Class B Shares                                          1.90%               1.94%               2.10%
Class C Shares                                          1.83%               1.89%               2.00%
HIGH YIELD MUNICIPAL BOND FUND
Class A Shares                                          0.25%(I)
Class B Shares                                          1.00%(I)
Class C Shares                                          1.00%(I)
INCOME FUND
Class A Shares                                          0.95%               0.95%               0.95%
Class B Shares                                          1.70%               1.70%               1.70%
Class C Shares                                          1.70%               1.70%               1.70%
INFLATION PLUS FUND
Class A Shares                                          0.85%               0.95%               0.95%
Class B Shares                                          1.60%               1.70%               1.70%
Class C Shares                                          1.60%               1.70%               1.70%
INTERNATIONAL GROWTH FUND
Class A Shares                                          1.48%               1.56%               1.53%
Class B Shares                                          2.32%               2.26%               2.28%
Class C Shares                                          2.19%               2.31%               2.28%
INTERNATIONAL OPPORTUNITIES FUND
Class A Shares                                          1.49%               1.54%               1.52%
Class B Shares                                          2.18%               2.12%               2.30%
Class C Shares                                          2.21%               2.30%               2.30%
INTERNATIONAL SMALL COMPANY FUND
Class A Shares                                          1.49%               1.58%               1.55%
Class B Shares                                          2.25%               2.22%               2.30%
Class C Shares                                          2.23%               2.33%               2.30%
LARGECAP GROWTH FUND
Class A Shares                                          1.11%(B)
Class B Shares                                          1.96%(B)
Class C Shares                                          1.93%(B)
MIDCAP FUND
Class A Shares                                          1.21%               1.25%               1.28%
Class B Shares                                          1.98%               2.01%               2.06%
Class C Shares                                          1.90%               1.93%               1.97%
MIDCAP GROWTH FUND
Class A Shares                                          0.95%               1.20%#
Class B Shares                                          1.96%               2.05%#
Class C Shares                                          1.90%               2.07%#
MIDCAP VALUE FUND
Class A Shares                                          1.39%               1.39%               1.38%
Class B Shares                                          2.15%               2.14%               2.13%
Class C Shares                                          2.09%               2.14%               2.13%
MONEY MARKET FUND
Class A Shares                                          0.95%               0.95%               0.95%
Class B Shares                                          1.70%               1.70%               1.70%
Class C Shares                                          1.69%               1.70%               1.70%

302                                                    THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

FUND                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                              OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                                  --------------------------------------------------------
SELECT MIDCAP GROWTH FUND
Class A Shares                                          1.36%               1.48%              1.49%*
Class B Shares                                          1.95%               2.09%              2.24%*
Class C Shares                                          2.11%               2.23%              2.24%*
SELECT MIDCAP VALUE FUND
Class A Shares                                          1.32%               1.50%              1.54%@
Class B Shares                                          2.00%               2.25%              2.29%@
Class C Shares                                          2.07%               2.25%              2.29%@
SELECT SMALLCAP VALUE FUND
Class A Shares                                          1.40%               1.60%#
Class B Shares                                          2.35%               2.35%#
Class C Shares                                          2.32%               2.35%#
SHORT DURATION FUND
Class A Shares                                          0.90%               0.90%               0.90%
Class B Shares                                          1.65%               1.65%               1.65%
Class C Shares                                          1.65%               1.65%               1.65%
SMALL COMPANY FUND
Class A Shares                                          1.39%               1.37%               1.35%
Class B Shares                                          2.11%               2.12%               2.10%
Class C Shares                                          2.14%               2.11%               2.10%
SMALLCAP GROWTH FUND
Class A Shares                                          1.30%               1.34%               1.38%
Class B Shares                                          2.00%               2.00%               2.13%
Class C Shares                                          2.14%               2.13%               2.13%
STOCK FUND
Class A Shares                                          1.27%               1.26%               1.31%
Class B Shares                                          2.10%               2.10%               2.21%
Class C Shares                                          1.97%               2.01%               2.07%
STRATEGIC INCOME FUND
Class A Shares                                          0.46%(C)
Class B Shares                                          1.25%(C)
Class C Shares                                          1.26%(C)
TAX-FREE CALIFORNIA FUND
Class A Shares                                          0.85%               0.89%               0.89%
Class B Shares                                          1.60%               1.64%               1.64%
Class C Shares                                          1.60%               1.64%               1.64%
TAX-FREE MINNESOTA FUND
Class A Shares                                          0.85%               0.84%               0.84%
Class B Shares                                          1.60%               1.56%               1.59%
Class C Shares                                          1.59%               1.56%               1.59%
TAX-FREE NATIONAL FUND
Class A Shares                                          0.85%               1.00%               1.01%
Class B Shares                                          1.60%               1.75%               1.75%
Class C Shares                                          1.60%               1.75%               1.75%
TAX-FREE NEW YORK FUND
Class A Shares                                          0.84%               0.83%               0.84%
Class B Shares                                          1.59%               1.58%               1.59%
Class C Shares                                          1.59%               1.58%               1.59%
TOTAL RETURN BOND FUND
Class A Shares                                          1.00%               1.19%               1.20%
Class B Shares                                          1.75%               1.95%               1.95%
Class C Shares                                          1.75%               1.86%               1.87%
U.S. GOVERNMENT SECURITIES FUND
Class A Shares                                          1.00%               1.15%               1.15%
Class B Shares                                          1.71%               1.90%               1.90%
Class C Shares                                          1.75%               1.90%               1.90%

THE HARTFORD MUTUAL FUNDS                                                    303

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

FUND                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                              OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                                  --------------------------------------------------------
VALUE FUND
Class A Shares                                          1.32%               1.37%               1.39%
Class B Shares                                          2.15%               2.12%               2.14%
Class C Shares                                          2.09%               2.14%               2.14%
VALUE OPPORTUNITIES FUND
Class A Shares                                          1.40%               1.39%               1.39%
Class B Shares                                          2.13%               2.11%               2.14%
Class C Shares                                          2.15%               2.14%               2.14%
EQUITY GROWTH ALLOCATION FUND
Class A Shares                                          0.69%               0.72%               0.68%
Class B Shares                                          1.37%               1.37%               1.33%
Class C Shares                                          1.37%               1.37%               1.34%
GROWTH ALLOCATION FUND
Class A Shares                                          0.60%               0.67%               0.64%
Class B Shares                                          1.32%               1.32%               1.29%
Class C Shares                                          1.31%               1.32%               1.29%
BALANCED ALLOCATION FUND
Class A Shares                                          0.54%               0.62%               0.60%
Class B Shares                                          1.33%               1.36%               1.31%
Class C Shares                                          1.29%               1.36%               1.31%
CONSERVATIVE ALLOCATION FUND
Class A Shares                                          0.59%               0.63%               0.60%
Class B Shares                                          1.28%               1.31%               1.26%
Class C Shares                                          1.28%               1.31%               1.26%
INCOME ALLOCATION FUND
Class A Shares                                          0.58%               0.61%               0.56%
Class B Shares                                          1.28%               1.31%               1.26%
Class C Shares                                          1.28%               1.31%               1.26%
RETIREMENT INCOME FUND
Class A Shares                                          0.48%               0.54%
Class B Shares                                          1.23%               1.30%
Class C Shares                                          1.23%               1.30%
TARGET RETIREMENT 2010 FUND
Class A Shares                                          0.51%               0.54%
Class B Shares                                          1.26%               1.29%
Class C Shares                                          1.25%               1.30%
TARGET RETIREMENT 2020 FUND
Class A Shares                                          0.52%               0.53%
Class B Shares                                          1.26%               1.29%
Class C Shares                                          1.26%               1.30%
TARGET RETIREMENT 2030 FUND
Class A Shares                                          0.54%               0.53%
Class B Shares                                          1.15%               1.24%
Class C Shares                                          1.25%               1.10%


--------

* From January 1, 2005 (commencement of operations), through October 31, 2005.

@ From April 29, 2005 (commencement of operations), through October 31, 2005.

# From July 31, 2006 (commencement of operations), through October 31, 2006.

(B) From November 30, 2006 (commencement of operations), through October 31,
    2007.

(I) From May 1, 2007 (commencement of operations), through October 31, 2007.

(C) From May 15, 2007 (commencement of operations), through October 31, 2007.

(S) From May 31, 2007 (commencement of operations), through October 31, 2007.


304                                                    THE HARTFORD MUTUAL FUNDS

                                                         PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                                               IMPACT FROM
                                                                                              PAYMENT FROM
                                                                                              AFFILIATE FOR
                                                        IMPACT FROM                          TRANSFER AGENT
                                    IMPACT FROM        PAYMENT FROM                            ALLOCATION
                                    PAYMENT FROM       AFFILIATE FOR       TOTAL RETURN        METHODOLOGY       TOTAL RETURN
                                 AFFILIATE FOR SEC        TRADING       EXCLUDING PAYMENTS   REIMBURSEMENTS   EXCLUDING PAYMENTS
                                   SETTLEMENT FOR     REIMBURSEMENTS    FROM AFFILIATE FOR       FOR THE      FROM AFFILIATE FOR
FUND                               THE YEAR ENDED   FOR THE YEAR ENDED    THE YEAR ENDED       YEAR ENDED       THE YEAR ENDED
----                              OCTOBER 31, 2007   OCTOBER 31, 2007    OCTOBER 31, 2007   OCTOBER 31, 2004   OCTOBER 31, 2004
                                 -----------------------------------------------------------------------------------------------
Advisers Fund Class A                   0.07%                --                13.15%             0.19%               3.74%
Advisers Fund Class B                   0.08%                --                12.24%             0.26%               2.95%
Advisers Fund Class C                   0.07%                --                12.36%             0.21%               3.06%
Capital Appreciation Class A            0.03%                --                26.11%               --                  --
Capital Appreciation Class B            0.04%                --                25.10%               --                  --
Capital Appreciation Class C            0.04%                --                25.23%               --                  --
Disciplined Equity Fund Class A         0.08%                --                13.78%               --                  --
Disciplined Equity Fund Class B         0.08%                --                13.05%               --                  --
Disciplined Equity Fund Class C         0.08%                --                12.98%             0.01%               5.24%
Dividend and Growth Fund Class
  A                                     0.03%                --                16.17%             0.06%              12.47%
Dividend and Growth Fund Class
  B                                     0.03%                --                15.19%               --                  --
Dividend and Growth Fund Class
  C                                     0.03%                --                15.39%             0.04%              11.72%
Fundamental Growth Fund Class A         0.28%                --                26.24%             0.03%               2.21%
Fundamental Growth Fund Class B         0.29%                --                25.34%               --                1.48%
Fundamental Growth Fund Class C         0.29%                --                25.32%             0.06%               1.53%
Global Communications Fund
  Class A                               0.02%                --                39.00%               --                  --
Global Communications Fund
  Class B                               0.02%                --                37.99%               --                  --
Global Communications Fund
  Class C                               0.02%                --                37.94%               --                  --
Global Financial Services Fund
  Class A                               0.02%                --                 8.40%               --                  --
Global Financial Services Fund
  Class B                               0.02%                --                 7.73%               --                  --
Global Financial Services Fund
  Class C                               0.02%                --                 7.55%               --                  --
Global Growth Fund Class A              0.26%                --                35.50%               --                  --
Global Growth Fund Class B              0.27%                --                34.45%               --                  --
Global Growth Fund Class C              0.27%                --                34.58%               --                  --
Global Health Fund Class A              0.01%                --                 9.94%               --                  --
Global Health Fund Class B              0.01%                --                 8.90%               --                  --
Global Health Fund Class C              0.01%                --                 9.09%               --                  --
Global Technology Fund Class A          0.04%                --                27.46%               --                  --
Global Technology Fund Class B          0.04%                --                26.57%               --                  --
Global Technology Fund Class C          0.04%                --                26.25%               --                  --
Growth Fund Class A                     0.01%                --                23.90%               --                  --
Growth Fund Class B                     0.01%                --                23.00%               --                  --
Growth Fund Class C                     0.01%                --                23.08%               --                  --
Growth Opportunities Fund Class
  A                                     0.03%                --                40.34%               --                  --
Growth Opportunities Fund Class
  B                                     0.04%                --                39.24%               --                  --
Growth Opportunities Fund Class
  C                                     0.04%                --                39.35%               --                  --
High Yield Class A                        --                 --                   --              0.01%               9.25%
High Yield Class B                        --                 --                   --                --                8.45%
High Yield Class C                        --                 --                   --               0.1%               8.44%
International Growth Fund Class
  A                                       --                 --                39.31%               --                  --
International Growth Fund Class
  B                                       --                 --                38.11%               --                  --
International Growth Fund Class
  C                                       --                 --                38.27%               --                  --
International Opportunities
  Fund Class A                          0.01%                --                39.14%               --                  --
International Opportunities
  Fund Class B                          0.01%                --                38.16%               --                  --
International Opportunities
  Fund Class C                          0.01%                --                38.16%               --                  --
MidCap Fund Class A                     0.08%                --                25.86%               --                  --
MidCap Fund Class B                     0.09%                --                24.87%               --                  --
MidCap Fund Class C                     0.09%                --                24.97%               --                  --
MidCap Growth Fund Class A                --               0.13%               25.00%               --                  --
MidCap Growth Fund Class B                --               0.13%               23.67%               --                  --

THE HARTFORD MUTUAL FUNDS                                                    305

PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

                                                                                               IMPACT FROM
                                                                                              PAYMENT FROM
                                                                                              AFFILIATE FOR
                                                        IMPACT FROM                          TRANSFER AGENT
                                    IMPACT FROM        PAYMENT FROM                            ALLOCATION
                                    PAYMENT FROM       AFFILIATE FOR       TOTAL RETURN        METHODOLOGY       TOTAL RETURN
                                 AFFILIATE FOR SEC        TRADING       EXCLUDING PAYMENTS   REIMBURSEMENTS   EXCLUDING PAYMENTS
                                   SETTLEMENT FOR     REIMBURSEMENTS    FROM AFFILIATE FOR       FOR THE      FROM AFFILIATE FOR
FUND                               THE YEAR ENDED   FOR THE YEAR ENDED    THE YEAR ENDED       YEAR ENDED       THE YEAR ENDED
----                              OCTOBER 31, 2007   OCTOBER 31, 2007    OCTOBER 31, 2007   OCTOBER 31, 2004   OCTOBER 31, 2004
                                 -----------------------------------------------------------------------------------------------
MidCap Growth Fund Class C                --               0.13%               23.77%               --                  --
MidCap Value Fund Class A               0.01%                --                16.71%
MidCap Value Fund Class B               0.01%                --                15.85%
MidCap Value Fund Class C               0.01%                --                15.93%
Small Company Fund Class A              0.16%              0.22%               23.41%               --                  --
Small Company Fund Class B              0.18%              0.24%               22.46%               --                  --
Small Company Fund Class C              0.18%              0.24%               22.37%               --                  --
SmallCap Growth Fund Class A            0.01%                --                 7.17%               --                  --
SmallCap Growth Fund Class B            0.01%                --                 6.43%               --                  --
SmallCap Growth Fund Class C            0.01%                --                 6.33%               --                  --
Stock Fund Class A                      0.13%                --                16.67%               --                  --
Stock Fund Class B                      0.14%                --                15.72%               --                  --
Stock Fund Class C                      0.14%                --                15.86%               --                  --
Total Return Bond Fund Class A            --                 --                   --              0.02%               5.08%
Total Return Bond Fund Class B            --                 --                   --              0.02%               4.35%
Total Return Bond Fund Class C            --                 --                   --              0.19%               4.57%
Value Fund Class A                        --                 --                16.60%               --                  --
Value Fund Class B                        --                 --                15.62%               --                  --
Value Fund Class C                        --                 --                15.62%               --                  --
Value Opportunities Fund Class
  A                                     0.01%                --                 9.72%               --                  --
Value Opportunities Fund Class
  B                                     0.01%                --                 8.89%               --                  --
Value Opportunities Fund Class
  C                                     0.01%                --                 8.90%               --                  --




306                                                    THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                                   CLASS    FUND      CUSIP
NAME                                              SHARES    CODE      NUMBER     SYMBOL
----                                              ------    ----    ---------    ------
The Hartford Advisers Fund                        A          210    416645810    ITTAX
The Hartford Advisers Fund                        B          211    416645794    IHABX
The Hartford Advisers Fund                        C          212    416645588    HAFCX
The Hartford Balanced Income Fund                 A         1289    416648244    HBLAX
The Hartford Balanced Income Fund                 B         1290    416648236    HBLBX
The Hartford Balanced Income Fund                 C         1291    416648228    HBLCX
The Hartford Capital Appreciation Fund            A          214    416645406    ITHAX
The Hartford Capital Appreciation Fund            B          228    416645505    IHCAX
The Hartford Capital Appreciation Fund            C          237    416645638    HCACX
The Hartford Capital Appreciation II Fund         A         1205    416648590    HCTAX
The Hartford Capital Appreciation II Fund         B         1206    416648582    HCTBX
The Hartford Capital Appreciation II Fund         C         1207    416648574    HFCCX
The Hartford Checks and Balances Fund             A         1591    41664L740    HCKAX
The Hartford Checks and Balances Fund             B         1592    41664L732    HCKBX
The Hartford Checks and Balances Fund             C         1593    41664L724    HCKCX
The Hartford Disciplined Equity Fund              A          215    416645679    HAIAX
The Hartford Disciplined Equity Fund              B          220    416645661    HGIBX
The Hartford Disciplined Equity Fund              C          243    416645547    HGICX
The Hartford Dividend and Growth Fund             A          223    416645844    IHGIX
The Hartford Dividend and Growth Fund             B          224    416645836    ITDGX
The Hartford Dividend and Growth Fund             C          248    416645596    HDGCX
The Hartford Equity Income Fund                   A         1658    416648889    HQIAX
The Hartford Equity Income Fund                   B         1659    416648871    HQIBX
The Hartford Equity Income Fund                   C         1660    416648863    HQICX
The Hartford Floating Rate Fund                   A         1209    416648558    HFLAX
The Hartford Floating Rate Fund                   B         1210    416648541    HFLBX
The Hartford Floating Rate Fund                   C         1211    416648533    HFLCX
The Hartford Fundamental Growth Fund              A         1269    416645224    HFFAX
The Hartford Fundamental Growth Fund              B         1270    416645216    HFFBX
The Hartford Fundamental Growth Fund              C         1271    416645190    HFFCX
The Hartford Global Communications Fund           A         1224    416645356    HGCAX
The Hartford Global Communications Fund           B         1225    416645349    HGCBX
The Hartford Global Communications Fund           C         1226    416645331    HGCCX
The Hartford Global Equity Fund                                                    --
                                                  A         1574    41664L484
The Hartford Global Equity Fund                                                    --
                                                  B         1575    41664L476
The Hartford Global Equity Fund                                                    --
                                                  C         1576    41664L468
The Hartford Global Financial Services Fund       A         1220    416645315    HGFAX
The Hartford Global Financial Services Fund       B         1221    416645299    HGFBX
The Hartford Global Financial Services Fund       C         1222    416645281    HGFCX
The Hartford Global Growth Fund                   A          206    416645539    HALAX
The Hartford Global Growth Fund                   B          285    416645521    HGLBX
The Hartford Global Growth Fund                   C          291    416645513    HGLCX
The Hartford Global Health Fund                   A         1610    416645398    HGHAX
The Hartford Global Health Fund                   B         1611    416645380    HGHBX
The Hartford Global Health Fund                   C         1612    416645372    HGHCX
The Hartford Global Technology Fund               A         1606    416645448    HGTAX
The Hartford Global Technology Fund               B         1607    416645430    HGTBX
The Hartford Global Technology Fund               C         1608    416645422    HGTCX
The Hartford Growth Fund                          A         1228    416529691    HGWAX
The Hartford Growth Fund                          B         1229    416529683    HGWBX
The Hartford Growth Fund                          C         1230    416529675    HGWCX
The Hartford Growth Opportunities Fund            A         1618    416529881    HGOAX
The Hartford Growth Opportunities Fund            B         1619    416529873    HGOBX
The Hartford Growth Opportunities Fund            C         1620    416529865    HGOCX
The Hartford High Yield Fund                      A          316    416645489    HAHAX
The Hartford High Yield Fund                      B          202    416645471    HAHBX
The Hartford High Yield Fund                      C          203    416645463    HAHCX
The Hartford High Yield Municipal Bond Fund       A         1594    41664L716    HHMAX
The Hartford High Yield Municipal Bond Fund       B         1595    41664L690    HHMBX

THE HARTFORD MUTUAL FUNDS                                                    307

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                   CLASS    FUND      CUSIP
NAME                                              SHARES    CODE      NUMBER     SYMBOL
----                                              ------    ----    ---------    ------
The Hartford High Yield Municipal Bond Fund       C         1596    41664L682    HHMCX
The Hartford Income Fund                          A         1638    416646248    HTIAX
The Hartford Income Fund                          B         1639    416646230    HTIBX
The Hartford Income Fund                          C         1640    416646222    HTICX
The Hartford Inflation Plus Fund                  A         1646    416646156    HIPAX
The Hartford Inflation Plus Fund                  B         1647    416646149    HIPBX
The Hartford Inflation Plus Fund                  C         1648    416646131    HIPCX
The Hartford International Growth Fund            A         1273    416645182    HNCAX
The Hartford International Growth Fund            B         1274    416645174    HNCBX
The Hartford International Growth Fund            C         1275    416645166    HNCCX
The Hartford International Opportunities Fund     A          207    416645703    IHOAX
The Hartford International Opportunities Fund     B          208    416645802    HIOBX
The Hartford International Opportunities Fund     C          239    416645620    HIOCX
The Hartford International Small Company Fund     A         1277    416645158    HNSAX
The Hartford International Small Company Fund     B         1278    416645141    HNSBX
The Hartford International Small Company Fund     C         1279    416645133    HNSCX
The Hartford LargeCap Growth Fund                 A         1320    416649812    HLPAX
The Hartford LargeCap Growth Fund                 B         1321    416649796    HLPBX
The Hartford LargeCap Growth Fund                 C         1322    416649788    HLPCX
The Hartford MidCap Fund                          A          937    416645711    HFMCX
The Hartford MidCap Fund                          B          978    416645695    HAMBX
The Hartford MidCap Fund                          C          238    416645554    HMDCX
The Hartford MidCap Growth Fund                   A         1201    416648640    HSMAX
The Hartford MidCap Growth Fund                   B         1202    416648632    HSMBX
The Hartford MidCap Growth Fund                   C         1203    416648624    HTSCX
The Hartford MidCap Value Fund                    A         1281    416646107    HMVAX
The Hartford MidCap Value Fund                    B         1282    416646206    HMVBX
The Hartford MidCap Value Fund                    C         1283    416646305    HMVCX
The Hartford Money Market Fund                    A          940    416645745    IHAXX
The Hartford Money Market Fund                    B          290    416645737    HMBXX
The Hartford Money Market Fund                    C          259    416645562    HRCXX
The Hartford Select MidCap Value Fund             A         1213    416648517    HFVAX
The Hartford Select MidCap Value Fund             B         1214    416648491    HSVBX
The Hartford Select MidCap Value Fund             C         1215    416648483    HFVCX
The Hartford Select SmallCap Value Fund           A         1297    416648194    HTVAX
The Hartford Select SmallCap Value Fund           B         1298    416648186    HTVBX
The Hartford Select SmallCap Value Fund           C         1299    416648178    HTVCX
The Hartford Short Duration Fund                  A         1642    416646198    HSDAX
The Hartford Short Duration Fund                  B         1643    416646180    HSDBX
The Hartford Short Duration Fund                  C         1644    416646172    HSDCX
The Hartford Small Company Fund                   A          205    416645109    IHSAX
The Hartford Small Company Fund                   B          227    416645208    HSCBX
The Hartford Small Company Fund                   C          231    416645646    HSMCX
The Hartford SmallCap Growth Fund                 A         1622    416529105    HSLAX
The Hartford SmallCap Growth Fund                 B         1623    416529204    HSLBX
The Hartford SmallCap Growth Fund                 C         1624    416529303    HSLCX
The Hartford Stock Fund                           A          221    416645877    IHSTX
The Hartford Stock Fund                           B          972    416645869    ITSBX
The Hartford Stock Fund                           C          242    416645612    HSFCX
The Hartford Strategic Income Fund                A         1598    41664L666    HSNAX
The Hartford Strategic Income Fund                B         1599    41664L658    HSNBX
The Hartford Strategic Income Fund                C         1600    41664L641    HSNCX
The Hartford Tax-Free California Fund             A         1650    416648103    HTFAX
The Hartford Tax-Free California Fund             B         1651    416648202    HTFBX
The Hartford Tax-Free California Fund             C         1652    416648301    HTFCX
The Hartford Tax-Free Minnesota Fund              A         1626    416529618    HTMAX
The Hartford Tax-Free Minnesota Fund              B         1627    416529592    HTMBX
The Hartford Tax-Free Minnesota Fund              C         1628    416529584    HTMCX

308                                                    THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                   CLASS    FUND      CUSIP
NAME                                              SHARES    CODE      NUMBER     SYMBOL
----                                              ------    ----    ---------    ------
The Hartford Tax-Free National Fund               A         1630    416529519    HTNAX
The Hartford Tax-Free National Fund               B         1631    416529493    HTNBX
The Hartford Tax-Free National Fund               C         1632    416529485    HTNCX
The Hartford Tax-Free New York Fund               A         1654    416648509    HTYAX
The Hartford Tax-Free New York Fund               B         1655    416648608    HTYBX
The Hartford Tax-Free New York Fund               C         1656    416648707    HTYCX
The Hartford Total Return Bond Fund               A          217    416645778    ITBAX
The Hartford Total Return Bond Fund               B          218    416645760    ITBBX
The Hartford Total Return Bond Fund               C          254    416645570    HABCX
The Hartford U.S. Government Securities Fund      A         1634    416529410    HUSAX
The Hartford U.S. Government Securities Fund      B         1635    416529394    HUSBX
The Hartford U.S. Government Securities Fund      C         1636    416529386    HUSCX
The Hartford Value Fund                           A         1285    416646404    HVFAX
The Hartford Value Fund                           B         1286    416646503    HVFBX
The Hartford Value Fund                           C         1287    416646602    HVFCX
The Hartford Value Opportunities Fund             A         1614    416529782    HVOAX
The Hartford Value Opportunities Fund             B         1615    416529774    HVOBX
The Hartford Value Opportunities Fund             C         1616    416529766    HVOCX
The Hartford Equity Growth Allocation Fund        A         1662    416648814    HAAAX
The Hartford Equity Growth Allocation Fund        B         1663    416648798    HAABX
The Hartford Equity Growth Allocation Fund        C         1664    416648780    HAACX
The Hartford Growth Allocation Fund               A         1666    416648772    HRAAX
The Hartford Growth Allocation Fund               B         1667    416648764    HRABX
The Hartford Growth Allocation Fund               C         1668    416648756    HRACX
The Hartford Balanced Allocation Fund             A         1670    416648749    HBAAX
The Hartford Balanced Allocation Fund             B         1671    416648731    HBABX
The Hartford Balanced Allocation Fund             C         1672    416648723    HBACX
The Hartford Conservative Allocation Fund         A         1674    416648715    HCVAX
The Hartford Conservative Allocation Fund         B         1675    416648699    HCVBX
The Hartford Conservative Allocation Fund         C         1676    416648681    HCVCX
The Hartford Income Allocation Fund               A         1678    416648673    HINAX
The Hartford Income Allocation Fund               B         1679    416648665    HINBX
The Hartford Income Allocation Fund               C         1680    416648657    HINCX
The Hartford Retirement Income Fund               A         1232    416648269    HTRAX
The Hartford Retirement Income Fund               B         1233    416648251    HTGBX
The Hartford Retirement Income Fund               C         1234    416648426    HTRCX
The Hartford Target Retirement 2010 Fund          A         1236    416648392    HTTAX
The Hartford Target Retirement 2010 Fund          B         1237    416648384    HTTBX
The Hartford Target Retirement 2010 Fund          C         1238    416648376    HTTCX
The Hartford Target Retirement 2020 Fund          A         1240    416648350    HTWAX
The Hartford Target Retirement 2020 Fund          B         1241    416648343    HTWBX
The Hartford Target Retirement 2020 Fund          C         1242    416648335    HTWCX
The Hartford Target Retirement 2030 Fund          A         1244    416648319    HTHAX
The Hartford Target Retirement 2030 Fund          B         1245    416648293    HTHBX
The Hartford Target Retirement 2030 Fund          C         1246    416648285    HTHCX




THE HARTFORD MUTUAL FUNDS                                                    309

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

Global Equity has not yet delivered an annual or semi-annual report because Global Equity Fund has not commenced operations as of the date of this prospectus.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                       CLASS I SHARES

                       PROSPECTUS
                       MARCH 1, 2008

AS WITH ALL MUTUAL      THE HARTFORD CAPITAL APPRECIATION FUND
FUNDS, THE              THE HARTFORD CAPITAL APPRECIATION II FUND
SECURITIES AND          THE HARTFORD CHECKS AND BALANCES FUND
EXCHANGE COMMISSION     THE HARTFORD DIVIDEND AND GROWTH FUND
HAS NOT APPROVED OR     THE HARTFORD EQUITY INCOME FUND
DISAPPROVED THESE       THE HARTFORD FLOATING RATE FUND
SECURITIES OR PASSED    THE HARTFORD GLOBAL EQUITY FUND
UPON THE ADEQUACY OF    THE HARTFORD GLOBAL HEALTH FUND
THIS PROSPECTUS. ANY    THE HARTFORD GROWTH FUND
REPRESENTATION TO       THE HARTFORD GROWTH OPPORTUNITIES FUND
THE CONTRARY IS A       THE HARTFORD HIGH YIELD FUND
CRIMINAL OFFENSE.       THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
                        THE HARTFORD INFLATION PLUS FUND
                        THE HARTFORD INTERNATIONAL GROWTH FUND
                        (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION
                        FUND)
                        THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                        THE HARTFORD SMALL COMPANY FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                        THE HARTFORD STRATEGIC INCOME FUND
                        THE HARTFORD TAX-FREE NATIONAL FUND
                        THE HARTFORD TOTAL RETURN BOND FUND
                        THE HARTFORD VALUE FUND
                        THE HARTFORD VALUE OPPORTUNITIES FUND
                        THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                        THE HARTFORD GROWTH ALLOCATION FUND
                        THE HARTFORD BALANCED ALLOCATION FUND
                        THE HARTFORD CONSERVATIVE ALLOCATION FUND
                        THE HARTFORD INCOME ALLOCATION FUND



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                                [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS

--------------------------------------------------------------------------------


Introduction                Introduction                                                 2
A summary of each           The Hartford Capital Appreciation Fund
fund's                                                                                   3
goals, principal            The Hartford Capital Appreciation II Fund
strategies,                                                                              6
main risks,                 The Hartford Checks and Balances Fund
performance and                                                                          9
expenses                    The Hartford Dividend and Growth Fund                       12
                            The Hartford Equity Income Fund                             15
                            The Hartford Floating Rate Fund                             18
                            The Hartford Global Equity Fund                             22
                            The Hartford Global Health Fund                             24
                            The Hartford Growth Fund                                    29
                            The Hartford Growth Opportunities Fund                      32
                            The Hartford High Yield Fund                                36
                            The Hartford High Yield Municipal Bond Fund                 40
                            The Hartford Inflation Plus Fund                            42
                            The Hartford International Growth Fund
                            (formerly The Hartford International Capital
                            Appreciation Fund)                                          46
                            The Hartford International Small Company Fund               49
                            The Hartford Small Company Fund                             52
                            The Hartford SmallCap Growth Fund                           55
                            The Hartford Strategic Income Fund                          58
                            The Hartford Tax-Free National Fund                         61
                            The Hartford Total Return Bond Fund                         65
                            The Hartford Value Fund                                     69
                            The Hartford Value Opportunities Fund                       72
                            The Hartford Equity Growth Allocation Fund                  76
                            The Hartford Growth Allocation Fund                         81
                            The Hartford Balanced Allocation Fund                       87
                            The Hartford Conservative Allocation Fund                   93
                            The Hartford Income Allocation Fund                         99
Description of other        Investment strategies and investment matters               103
investment                  Terms used in this Prospectus
strategies and                                                                         106
investment risks
Investment manager          Management of the funds
and                                                                                    109
management fee
information
Information on your         About your account
account                                                                                118
                            Class I share investor requirements                        118
                            Choosing a share class                                     118
                            Payments to financial intermediaries and other
                            entities                                                   118
                            Opening an account                                         120
                            Buying shares                                              121
                            Selling shares                                             121
                            Transaction policies                                       122
Further information         Dividends and account policies
on the                                                                                 124
funds
                            Financial highlights                                       127
                            Fund code, CUSIP number and symbol                         133
                            For more information                                back cover




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION

--------------------------------------------------------------------------------
Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class I shares of the funds. Each of the funds offers Class A, Class B and Class C shares pursuant to a prospectus describing such classes. Each of the funds, except for the Checks and Balances Fund, High Yield Municipal Bond Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, also offers Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing that class. In addition, each of the funds except for Checks and Balances Fund, High Yield Municipal Bond Fund, International Small Company Fund, Strategic Income Fund and Tax-Free National Fund also offers several Classes of R shares to certain retirement plan investors pursuant to a separate prospectus describing those classes. Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund and Value Opportunities Fund offer Class L shares, as applicable, pursuant to another prospectus describing those classes.

Each fund is a diversified fund except for the Floating Rate Fund, Global Health Fund, High Yield Municipal Bond Fund and Inflation Plus Fund, which are non-diversified.

The Floating Rate Fund, Inflation Plus Fund, High Yield Municipal Bond Fund, Strategic Income Fund, Tax-Free National Fund, and Total Return Bond Fund are referred to as the Hartford Fixed Income Funds.

The following funds are referred to as the Asset Allocation Funds:

     -  Equity Growth Allocation Fund

     -  Growth Allocation Fund

     -  Balanced Allocation Fund

     -  Conservative Allocation Fund

     -  Income Allocation Fund


The Asset Allocation Funds, together with the Checks and Balances Fund, are also referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides the portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.


2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                      3

                                          THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.
CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        3.26%    66.76%     8.35%    -6.74%    -22.86%   40.40%    17.93%    15.10%    15.75%    16.55%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 36.81% (4th quarter, 1999) and the lowest quarterly return was -21.94% (3rd quarter, 1998).

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.
 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                   1 YEAR   5 YEARS   10 YEARS
  Class I Return Before Taxes(1)                                   16.55%    20.77%    13.18%
  Class I Return After Taxes on Distributions(1)                   14.55%    19.75%    11.80%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                        12.21%    18.24%    11.10%
  Russell 3000 Index (reflects no deduction for fees, expenses or
  taxes)                                                            5.14%    13.63%     6.22%


INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.


4                                                      THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.66%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.13%
  Total annual operating expenses(2)                                               0.79%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.04%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not your redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                          $ 81
  Year 3                                                                          $252
  Year 5                                                                          $439
  Year 10                                                                         $978




THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile. The fund is organized as follows:

Opportunistic Growth: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value: Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



6                                                      THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       17.83%    18.50%


        2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 9.94% (2nd quarter, 2007) and the lowest quarterly return was -1.75% (2nd quarter, 2006).

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                               LIFE OF FUND
                                                                    1 YEAR   (SINCE 4/29/05)
  Class I Return Before Taxes(1)                                    18.50%        20.83%
  Class I Return After Taxes on Distributions(1)                    15.90%        19.48%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         12.47%        17.40%
  Russell 3000 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.14%        11.90%


INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.


THE HARTFORD MUTUAL FUNDS                                                      7

                                       THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.94%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.16%
  Total annual operating expenses(2)                                               1.10%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.35%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $  112
  Year 3                                                                         $  350
  Year 5                                                                         $  606
  Year 10                                                                        $1,340




8                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD CHECKS AND BALANCES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Checks and Balances Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of Hartford Mutual Funds ("Underlying Funds"): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The fund will make equal allocations (one-third each) of its assets to the Underlying Funds. The fund's asset allocation and rebalancing strategy provides a system of "checks and balances" that provides diversification and prevents a single investment strategy from dominating the fund. The fund will not be actively managed, and the fund's assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the fund's investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Underlying Funds use a broad array of investment strategies, and may invest in a wide variety of instruments. Each Underlying Fund's investment goal and principal investment strategy are summarized below. The fund may add to or change the Underlying Funds in which the fund invests without the approval of shareholders. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Hartford Capital Appreciation Fund's goal is growth of capital. The Fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

The Hartford Dividend and Growth Fund's goal is a high level of current income consistent with growth of capital. The Fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by its sub-adviser. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, the fund's sub-adviser evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

The Hartford Total Return Bond Fund's goal is a competitive total return, with income as a secondary objective. The Fund, under normal circumstances, invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, Inc. ("Fitch") or securities which, if unrated, are determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The Hartford Total Return Bond Fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30%

THE HARTFORD MUTUAL FUNDS                                                      9

                                           THE HARTFORD CHECKS AND BALANCES FUND

--------------------------------------------------------------------------------
of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities. The fund may trade securities actively.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.



10                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD CHECKS AND BALANCES FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. HIFSCO will not charge a management fee because the fund is not actively managed. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                   None
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.18%
  Acquired Fund fees and expenses(2)                                               0.65%
  Total annual operating expenses(3)                                               0.83%


(1) "Other Expenses" are estimated and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays

(2) "Acquired Fund fees and expenses" are based on estimated amounts for the current fiscal year.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.90%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $   85
  Year 3                                                                         $  265
  Year 5                                                                         $  460
  Year 10                                                                        $1,025




THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies within the index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.





12                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       14.47%     4.57%    10.04%    -4.57%    -14.19%   25.66%    12.01%     5.42%    19.64%     8.14%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 15.08% (2nd quarter, 2003) and the lowest quarterly return was -18.33% (3rd quarter, 2002).

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                    1 YEAR   5 YEARS   10 YEARS
  Class I Return Before Taxes(1)                                     8.14%    13.92%     7.55%
  Class I Return After Taxes on Distributions(1)                     6.48%    12.99%     6.80%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                          6.37%    11.99%     6.39%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%    12.82%     5.91%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -0.17%    14.63%     7.68%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.). You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.


THE HARTFORD MUTUAL FUNDS                                                     13

                                           THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.63%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.14%
  Total annual operating expenses(2)                                               0.77%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.00%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                          $ 79
  Year 3                                                                          $246
  Year 5                                                                          $428
  Year 10                                                                         $954




14                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.





THE HARTFORD MUTUAL FUNDS                                                     15

                                                 THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        9.52%     4.98%    20.67%     7.02%


        2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 7.98% (4th quarter, 2004) and the lowest quarterly return was -2.40% (4th quarter, 2007).

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                               LIFE OF FUND
                                                                    1 YEAR   (SINCE 8/28/03)
  Class I Return Before Taxes(1)                                     7.02%        12.49%
  Class I Return After Taxes on Distributions(1)                     5.65%        11.53%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                          5.03%        10.48%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -0.17%        13.35%(2)


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.

(2) Return is from 8/31/2003 - 12/31/2007.


16                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.73%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.15%
  Total annual operating expenses(3)                                               0.88%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund. In addition, HIFSCO has voluntarily agreed to waive a portion of the management fee until October 31, 2008. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.68% and assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class I shares of the fund is 0.83%.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.00%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $   85
  Year 3                                                                         $  265
  Year 5                                                                         $  460
  Year 10                                                                        $1,025




THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management, relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment. Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the

18                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------


security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.





THE HARTFORD MUTUAL FUNDS                                                     19

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        6.85%     1.16%


        2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 2.12% (1st quarter, 2007) and the lowest quarterly return was -1.72% (3rd quarter, 2007).

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                               LIFE OF FUND
                                                                    1 YEAR   (SINCE 4/29/05)
  Class I Return Before Taxes(1)                                     1.16%        4.52%
  Class I Return After Taxes on Distributions(1)                    -1.28%        2.37%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                          0.75%        2.66%
  Credit Suisse Leverage Loan Index (reflects no deduction for
  fees, expenses or taxes)                                           1.87%        4.90%


INDEX: Credit Suisse Leverage Loan Index is designed to mirror the investable universe of the U.S.-denominated leveraged loan market. You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.


20                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.61%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.11%
  Total annual operating expenses(2)                                               0.72%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(2) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.75%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                          $ 74
  Year 3                                                                          $230
  Year 5                                                                          $401
  Year 10                                                                         $894




THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Equity Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund's diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.





22                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.
YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.95%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.45%
  Total annual operating expenses(2)                                               1.40%


(1) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.40%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                          $143
  Year 3                                                                          $443




THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -  the company's business franchise is temporarily mispriced,

     -  the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     -  fundamental expectations are not met,

     -  a company's prospects become less appealing, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in

24                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------


laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                     25

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        1.47%    -17.62%   31.12%    11.85%    11.88%    10.62%     5.92%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 22.15% (2nd quarter, 2003) and the lowest quarterly return was -14.88% (2nd quarter, 2002).

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.





26                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                    LIFE OF FUND
                                                               1 YEAR   5 YEARS   (SINCE 05/01/00)
  Class I Return Before Taxes(1)                                5.92%    13.96%        11.93%
  Class I Return After Taxes on Distributions(1)                4.41%    13.18%        11.12%
  Class I Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                                4.92%    12.13%        10.31%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                        5.49%    12.82%         1.84%(2)
  S&P GSSI Health Care Index (reflects no deduction for fees,
  expenses or taxes)                                            8.24%    10.87%         5.50%(2)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The S&P GSSI Health Care Index (formerly known as the Goldman Sachs Healthcare Index) is a modified capitalization weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.

(2) Return is from 4/30/2000 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     27

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  Price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.88%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.21%
  Total annual operating expenses(2)                                               1.09%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.35%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be: You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $  111
  Year 3                                                                         $  347
  Year 5                                                                         $  601
  Year 10                                                                        $1,329




28                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business models, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.





THE HARTFORD MUTUAL FUNDS                                                     29

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Class A shares were not offered prior to February 19, 2002, accordingly performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A and L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would differ from the annual returns shown for Class A and L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. In the bar chart and the table, the total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       29.63%    34.67%    -4.95%    -14.60%   -24.78%   32.60%    11.75%     4.12%     4.40%    16.91%


        1998      2000      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses. Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                   1 YEAR   5 YEARS   10 YEARS
  Class I Return Before Taxes(1)                                   16.91%    13.49%     7.25%
  Class I Return After Taxes on Distributions(1)                   15.33%    13.17%     5.46%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                        12.56%    11.96%     5.50%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                               11.81%    12.11%     3.83%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge. Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares.


30                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.73%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.16%
  Total annual operating expenses(3)                                               0.89%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.05%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $   91
  Year 3                                                                         $  284
  Year 5                                                                         $  493
  Year 10                                                                        $1,096




THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify companies with accelerating operating momentum for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.





32                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Class A shares were not offered prior to February 19, 2002, accordingly performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A and L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would differ from the annual returns shown for Class A and L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. In the bar chart and the table, the total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       18.97%    53.67%     3.47%    -24.11%   -28.44%   43.61%    16.13%    15.63%    11.51%    28.66%


        1998      2000      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses. Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.





THE HARTFORD MUTUAL FUNDS                                                     33

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                   1 YEAR   5 YEARS   10 YEARS
  Class I Return Before Taxes(1)                                   28.66%    22.56%    11.01%
  Class I Return After Taxes on Distributions(1)                   24.31%    21.35%     8.67%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                        19.75%    19.69%     8.43%
  Russell 3000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                               11.40%    12.42%     3.83%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                               11.81%    12.11%     3.83%


INDICES: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge. Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares.


34                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.72%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.14%
  Total annual operating expenses(3)                                               0.86%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.11%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $   88
  Year 3                                                                         $  274
  Year 5                                                                         $  477
  Year 10                                                                        $1,061




THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P or "B-" by Fitch, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral

36                                                     THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------
may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to May 31, 2007, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        3.47%     0.62%     2.89%    -7.67%    24.30%     6.98%     1.02%    10.82%     2.96%


        1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 9.20% (2nd quarter, 2003) and the lowest quarterly return was -5.86% (3rd quarter, 2002).

(1) Class I shares commenced operations on May 31, 2007. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.

THE HARTFORD MUTUAL FUNDS                                                     37

                                                    THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS
     FOR PERIODS ENDING 12/31/2007

                                                                                    LIFE OF FUND
                                                               1 YEAR   5 YEARS   (SINCE 09/30/98)
  Class I Return Before Taxes(1)                                2.96%     8.91%         4.97%
  Class I Return After Taxes on Distributions(1)                0.20%     6.36%         2.15%
  Class I Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                                1.92%     6.29%         2.56%
  Lehman Brothers High Yield Corporate Index (reflects no
  deduction for fees, expenses or taxes)                        1.87%    10.90%         6.00%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

(1) Class I shares commenced operations on May 31, 2007. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.


38                                                     THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
     Price                                                                          None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
     redemption proceeds, whichever is less)                                        None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the Fund's assets)
  Management fees(1)                                                               0.70%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.17%
  Total annual operating expenses(3)                                               0.87%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at first breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.90%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $   89
  Year 3                                                                         $  278
  Year 5                                                                         $  482
  Year 10                                                                        $1,073




THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Municipal Bond Fund seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in non-investment grade municipal securities. At least 80% of the fund's assets must be invested in municipal securities, but a greater or lesser portion may be non-investment grade. Non-investment grade municipal securities are securities issued by state and local governments and their agencies or instrumentalities that are rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade securities are commonly referred to as "high yield -- high risk" or "junk bonds". Under normal market conditions the fund will focus its investments on higher yielding investment grade and non-investment grade municipal securities. Up to 100% of the fund's securities may be non-investment grade securities. The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have restrictions regarding maturity, the fund tends to have an average maturity of 10-25 years. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes.

The fund may also invest in variable rate bonds known as "inverse floaters" which pay interest at rates which bear an inverse relationship to changes in short-term market interest rates.

The fund will generally hold a diversified portfolio of investments across states and sectors, although the fund is not required to invest in all states and sectors at all times.

The overall investment approach of Hartford Investment Management's team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as a top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's judgment with respect to a number of factors. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.


40                                                     THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.55%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.26%
  Acquired Fund fees and expenses(3)                                               0.03%
  Total annual operating expenses                                                  0.84%
  Less: Contractual expense reimbursement(4)                                       0.06%
  Net annual operating expenses(4)                                                 0.78%


(1) HIFSCO has agreed to waive 100% of the management fee through May 31, 2008.

(2) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.

(3) "Acquired Fund fees and expenses" are based on estimated amounts for the current fiscal year.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.75%. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITH OUT REDEMPTION)
  Year 1                                                                          $ 80
  Year 3                                                                          $249
  Year 5                                                                          $433
  Year 10                                                                         $966




THE HARTFORD MUTUAL FUNDS                                                     41

THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities r(including loans of foreign borrowers and loans denominated in foreign currency).

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. Inflation-protected debt

42                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------


securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     43

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        6.68%     6.94%     1.91%    -0.10%    11.84%


        2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 5.15% (4th quarter, 2007) and the lowest quarterly return was -3.47% (2nd quarter, 2004).
(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.
 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                                   LIFE OF FUND
                                                               1 YEAR   5 YEAR   (SINCE 10/31/02)
  Class I Return Before Taxes(1)                               11.84%    5.37%         5.80%
  Class I Return After Taxes on Distributions(1)               10.00%    4.13%         4.58%
  Class I Return After Taxes on Distributions and Sale of
  Fund shares(1)                                                7.61%    3.93%         4.32%
  Lehman Brothers U.S. TIPS Index (reflects no deduction for
  fees, expenses or taxes)                                     11.64%    6.27%         6.73%


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.


44                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.55%
  Distribution and service (12b-1) fees                                             None
  Other expenses
     Interest expense                                                              0.03%
     All other expenses(2)                                                         0.11%
     Total other expense                                                           0.14%
  Total annual operating expenses                                                  0.69%
  Less: Contractual expense reimbursement(3)                                       0.06%
  Net annual operating expenses(3)                                                 0.63%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.75%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.60%. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to interest expense on reverse repurchase agreements. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                          $ 64
  Year 3                                                                          $202
  Year 5                                                                          $351
  Year 10                                                                         $786




THE HARTFORD MUTUAL FUNDS                                                     45

THE HARTFORD INTERNATIONAL GROWTH FUND
(FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Growth Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $326 million to $232 billion. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



46                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                 (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       -18.76%   49.00%    23.31%     5.63%    23.06%    22.66%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 25.04% (2nd quarter, 2003) and the lowest quarterly return was -21.90% (3rd quarter, 2002).
(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.
 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                   LIFE OF FUND
                                                               1 YEAR   5 YEAR   (SINCE 4/30/01)
  Class I Return Before Taxes(1)                               22.66%   23.97%        11.11%
  Class I Return After Taxes on Distributions(1)               18.33%   22.49%        10.19%
  Class I Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                               16.19%   20.73%         9.42%
  MSCI EAFE Growth Index (reflects no deduction for fees,
  expenses or taxes)                                           16.84%   20.25%         9.17%


INDEX: MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.


THE HARTFORD MUTUAL FUNDS                                                     47

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                 (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.90%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.22%
  Total annual operating expenses(2)                                              1.12%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.35%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $  114
  Year 3                                                                         $  356
  Year 5                                                                         $  617
  Year 10                                                                        $1,363




48                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization no greater than $10 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:

     -  a well-articulated business plan,

     -  experienced management,

     -  a sustainable competitive advantage, and

     -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     49

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to May 31, 2007, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       -4.38%    54.66%    16.21%    18.00%    28.10%     8.03%


        2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 23.04% (2nd quarter, 2003) and the lowest quarterly return was -17.59% (3rd quarter, 2002).

(1) Class I shares commenced operations on May 31, 2007. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.
     AVERAGE ANNUAL TOTAL RETURNS
     FOR PERIODS ENDING

                                                                                    LIFE OF FUND
                                                               1 YEAR   5 YEARS   (SINCE 4/30/01)
  Class I Return Before Taxes(1)                                8.03%    24.01%        15.31%
  Class I Return After Taxes on Distributions(1)                4.12%    20.05%        12.59%
  Class I Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                                6.39%    19.19%        12.05%
  S&P/Citigroup Extended Market Euro-Pacific Index (reflects
  no deduction for fees, expenses or taxes)                     6.03%    28.00%        14.13%


INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.

(1) Class I shares commenced operations on May 31, 2007. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.


50                                                     THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                 CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the Fund's assets)
  Management fees                                                                 0.90%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.32%
  Total annual operating expenses(2)                                              1.22%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.35%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $  124
  Year 3                                                                         $  387
  Year 5                                                                         $  670
  Year 10                                                                        $1,477




THE HARTFORD MUTUAL FUNDS                                                     51

THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth,

     -  are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


52                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.

Hartford Investment Management became an additional sub-adviser effective June 2006.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       10.46%    65.66%    -13.12%   -15.84%   -30.54%   55.40%    11.37%    20.54%    13.81%    11.62%


        1998      2000      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 35.86% (4th quarter, 1999) and the lowest quarterly return was -23.71% (3rd quarter, 2001).
(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.



THE HARTFORD MUTUAL FUNDS                                                     53

                                                 THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2007

                                                                   1 YEAR   5 YEARS   10 YEARS
  Class I Return Before Taxes(1)                                   11.62%    21.51%     9.43%
  Class I Return After Taxes on Distributions(1)                    8.07%    20.67%     8.59%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         8.42%    18.95%     8.02%
  Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                7.05%    16.50%     4.32%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  Price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.82%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.28%
  Total annual operating expenses(2)                                              1.10%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.15%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $  112
  Year 3                                                                         $  350
  Year 5                                                                         $  606
  Year 10                                                                        $1,340




54                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive value and momentum measures. Value factors compare securities within sectors based on measures such as valuations, earnings quality and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies,

THE HARTFORD MUTUAL FUNDS                                                     55

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------


social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Class A shares were not offered prior to February 19, 2002, accordingly performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A and L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would differ from the annual returns shown for Class A and L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became an additional subadviser effective November 2006. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       19.85%    111.43%   -13.95%   -21.97%   -29.08%   49.28%    15.12%     9.74%     5.52%    -2.23%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses. Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



56                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2007

                                                                   1 YEAR   5 YEARS   10 YEARS
  Class I Return Before Taxes(1)                                   -2.23%    14.23%     8.91%
  Class I Return After Taxes on Distributions(1)                   -4.08%    14.03%     6.22%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         0.39%    12.66%     6.38%
  Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                7.05%    16.50%     4.32%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge. Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.77%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.40%
  Total annual operating expenses                                                 1.17%
  Less: Contractual expense reimbursement(3)                                      0.02%
  Net annual operating expenses(3)                                                1.15%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.15%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $  117
  Year 3                                                                         $  365
  Year 5                                                                         $  633
  Year 10                                                                        $1,398




THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Strategic Income Fund seeks a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities. The fund focuses its investments, under normal circumstances, in non-investment grade debt securities, foreign securities, and highly rated securities. Non-investment grade debt securities are securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade debt securities are commonly referred to as "high yield -- high risk" or "junk bonds". Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets. Highly rated securities include, but are not limited to, U.S. government securities, mortgages, asset-backed securities and commercial mortgage backed securities.

The fund may also invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, convertible securities, preferred stock, and common stock. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes. The fund may invest in debt securities of any maturity.

The fund will generally hold a diversified portfolio of investments in various sectors, although the fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.

The overall investment approach of Hartford Investment Management's team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk, credit risk, income risk and foreign investment risk.

When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive loan and bond funds. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

In some circumstances the fund's investments could become harder to value.

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Moreover, the fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on

58                                                     THE HARTFORD MUTUAL FUNDS

                                              THE HARTFORD STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
such collateral) and unsecured loans. Holders' claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's judgment with respect to a number of factors. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     59

                                              THE HARTFORD STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.55%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.27%
  Total annual operating expenses(3)                                              0.82%


(1) HIFSCO has agreed to waive 100% of the management fee through May 31, 2008.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.90%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITH OUT REDEMPTION)
  Year 1                                                                         $   84
  Year 3                                                                         $  262
  Year 5                                                                         $  455
  Year 10                                                                        $1,014




60                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.


The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.


THE HARTFORD MUTUAL FUNDS                                                     61

                                             THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to May 31, 2007, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Class A shares were not offered prior to February 19, 2002, accordingly performance history prior to that date is based upon that of the fund's Class E shares (Class E shares are not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A and E shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would differ from the annual returns shown for Class A and E shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. In the bar chart and the table, the total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        5.23%    -3.66%     9.96%     3.50%     9.70%     4.68%     5.22%     4.16%     5.78%    -1.65%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 5.09% (3rd quarter, 2002) and the lowest quarterly return was -2.57% (2nd quarter, 2004).
(1) Class I shares commenced operations on May 31, 2007. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses. Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.



62                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                   1 YEAR   5 YEARS   10 YEARS
  Class I Return Before Taxes(1)                                   -1.65%    3.60%      4.29%
  Class I Return After Taxes on Distributions(1)                   -1.69%    3.58%      4.20%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         0.40%    3.74%      4.36%
  Lehman Brothers Municipal Bond Index (reflects no deduction for
  fees, expenses or taxes)                                          3.36%    4.30%      5.18%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.
(1) Class I shares commenced operations on May 31, 2007. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge. Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                 CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the Fund's assets)
  Management fees(1)                                                              0.55%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.14%
  Acquired Fund fees and expenses                                                 0.02%
  Total annual operating expenses                                                 0.71%
  Less: Contractual expense reimbursement(3)                                      0.09%
  Net annual operating expenses(3)                                                0.62%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.75%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.60%. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


THE HARTFORD MUTUAL FUNDS                                                     63

                                             THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------
EXAMPLE. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                          $ 63
  Year 3                                                                          $199
  Year 5                                                                          $346
  Year 10                                                                         $774




64                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases

THE HARTFORD MUTUAL FUNDS                                                     65

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.



66                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        7.48%    -2.71%    11.26%     7.73%     9.28%     7.14%     3.93%     1.72%     4.13%     4.59%


        1998      2000      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.10% (4th quarter, 2000) and the lowest quarterly return was -2.39% (2nd quarter, 2004).

   (1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                    1 YEAR   5 YEARS   10 YEARS
  Class I Return Before Taxes(1)                                     4.59%    4.29%      5.38%
  Class I Return After Taxes on Distributions(1)                     2.64%    2.62%      3.50%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                          2.94%    2.75%      3.51%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                       6.97%    4.42%      5.97%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.
(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.


THE HARTFORD MUTUAL FUNDS                                                     67

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.54%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.19%
  Total annual operating expenses(2)                                              0.73%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(2) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.75%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                          $ 75
  Year 3                                                                          $233
  Year 5                                                                          $406
  Year 10                                                                         $906




68                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                     69

                                                         THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to May 31, 2007, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       -23.16%   27.85%     9.86%     7.51%    20.95%     8.32%


        2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 16.34% (2nd quarter, 2003) and the lowest quarterly return was -19.93% (3rd quarter, 2002).

(1) Class I shares commenced operations on May 31, 2007. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses
     AVERAGE ANNUAL TOTAL RETURNS
     FOR PERIODS ENDING 12/31/2007

                                                                                   LIFE OF FUND
                                                              1 YEAR   5 YEARS   (SINCE 4/30/01)
  Class I Return Before Taxes(1)                               8.32%    14.61%        6.25%
  Class I Return After Taxes on Distributions(1)               6.52%    13.89%        5.65%
  Class I Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                               5.98%    12.66%        5.20%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                          -0.17%    14.63%        7.29%


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

(1) Class I shares commenced operations on May 31, 2007. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.


70                                                     THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------
YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                 CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the Fund's assets)
  Management fees                                                                 0.80%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.21%
  Total annual operating expenses(2)                                              1.01%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.15%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $  103
  Year 3                                                                         $  322
  Year 5                                                                         $  558
  Year 10                                                                        $1,236




THE HARTFORD MUTUAL FUNDS                                                     71

THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

     -  attractive valuation,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.





72                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Class A shares were not offered prior to February 19, 2002, accordingly performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A and L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would differ from the annual returns shown for Class A and L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        8.38%     8.84%    18.84%    -3.99%    -25.57%   40.85%    17.90%     7.51%    17.89%    -6.56%


        1998      2000      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 21.74% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).

   (1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses. Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



THE HARTFORD MUTUAL FUNDS                                                     73

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                    1 YEAR   5 YEARS   10 YEARS
  Class I Return Before Taxes(1)                                    -6.56%    14.48%     7.02%
  Class I Return After Taxes on Distributions(1)                    -9.61%    13.29%     5.44%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         -1.91%    12.53%     5.36%
  Russell 3000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -1.01%    14.69%     7.73%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -0.17%    14.63%     7.68%


INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge. Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares.


74                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.84%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.41%
  Total annual operating expenses                                                 1.25%
  Less: Contractual expense reimbursement(3)                                      0.10%
  Net annual operating expenses(3)                                                1.15%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.15%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $  117
  Year 3                                                                         $  365
  Year 5                                                                         $  633
  Year 10                                                                        $1,398




THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds-as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS
DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund
GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Money Market Fund
The Hartford Strategic Income Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


76                                                     THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------
UNDERLYING FUNDS AS OF DECEMBER 31, 2007
DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund
GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those

THE HARTFORD MUTUAL FUNDS                                                     77

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------
sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        8.12%    14.51%    11.78%


        2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 8.33% (4th quarter, 2006) and the lowest quarterly return was -3.19% (1st quarter, 2005).

   (1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.



78                                                     THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                               LIFE OF FUND
                                                                    1 YEAR   (SINCE 5/28/04)
  Class I Return Before Taxes(1)                                    11.78%        13.22%
  Class I Return After Taxes on Distributions(1)                     9.09%        12.22%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                          9.00%        11.15%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%         9.85%(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.
(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.
(2) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     79

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                                 CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.15%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.15%
  Acquired Fund fees and expenses                                                 0.86%
  Total annual operating expenses(2)                                              1.16%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.35%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $  118
  Year 3                                                                         $  368
  Year 5                                                                         $  638
  Year 10                                                                        $1,409




80                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS
DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund
GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund

The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007
DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund


THE HARTFORD MUTUAL FUNDS                                                     81

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund
GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
FIXED INCOME FUNDS
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.


82                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.



THE HARTFORD MUTUAL FUNDS                                                     83

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS I TOTAL RETURNS
BY CALENDAR YEAR (1)

                                   (BAR CHART)



        7.29%    12.17%    11.28%


        2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 6.97% (4th quarter, 2006) and the lowest quarterly return was -2.80% (1st quarter, 2005).

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.



84                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                 LIFE OF FUND
                                                                     1 YEAR    (SINCE 5/28/04)
  Class I Return Before Taxes(1)                                     11.28%         11.67%
  Class I Return After Taxes on Distributions(1)                      8.76%         10.62%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                           8.53%          9.73%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                              5.49%          9.85%(2)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%          5.16%(2)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.
(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.

(2) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     85

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.13%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.10%
  Acquired Fund fees and expenses                                                  0.80%
  Total annual operating expenses(2)                                               1.03%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.25%. In addition, HASCO the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                          $  105
  Year 3                                                                          $  328
  Year 5                                                                          $  569
  Year 10                                                                         $1,259




86                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS
DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund
GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund

The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007
DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund


THE HARTFORD MUTUAL FUNDS                                                     87

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------
The Hartford Equity Income Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund
GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
FIXED INCOME FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected

88                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------
prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.



THE HARTFORD MUTUAL FUNDS                                                     89

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

 CLASS I TOTAL RETURNS
 BY CALENDAR YEAR(1)


                                   (BAR CHART)



        6.31%    10.70%     9.06%


        2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 5.56% (4th quarter, 2006) and the lowest quarterly return was -2.34% (1st quarter, 2005).
(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.


90                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                  LIFE OF FUND
                                                                      1 YEAR    (SINCE 5/28/04)
  Class I Return Before Taxes(1)                                       9.06%         9.76%
  Class I Return After Taxes on Distributions(1)                       6.73%         8.58%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                            6.81%         7.94%
  S&P 500 Index (reflects no deduction for fees, expenses or taxes)    5.49%         9.85%(2)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                         6.97%         5.16%(2)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.
(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.

(2) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     91

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.13%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.09%
  Acquired Fund fees and expenses                                                  0.77%
  Total annual operating expenses(2)                                               0.99%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.15%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                          $  101
  Year 3                                                                          $  315
  Year 5                                                                          $  547
  Year 10                                                                         $1,213




92                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS
DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund
GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund

The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007
DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund


THE HARTFORD MUTUAL FUNDS                                                     93

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
The Hartford Equity Income Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
FIXED INCOME FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as

94                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.



THE HARTFORD MUTUAL FUNDS                                                     95

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual return shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

 CLASS I TOTAL RETURNS
 BY CALENDAR YEAR(1)


                                   (BAR CHART)



        4.68%     8.55%     7.04%


        2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 3.88% (4th quarter, 2006) and the lowest quarterly return was -1.56% (1st quarter, 2005).
(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.



96                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                  LIFE OF FUND
                                                                      1 YEAR    (SINCE 5/28/04)
  Class I Return Before Taxes(1)                                       7.04%         7.53%
  Class I Return After Taxes on Distributions(1)                       4.85%         6.15%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                            5.21%         5.84%
  S&P 500 Index (reflects no deduction for fees, expenses or taxes)    5.49%         9.85%(2)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees,  expenses or taxes)                                        6.97%         5.16%(2)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.

(2) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     97

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.15%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.13%
  Acquired Fund fees and expenses                                                  0.72%
  Total annual operating expenses(2)                                               1.00%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 1.10%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                         $  102
  Year 3                                                                         $  318
  Year 5                                                                         $  552
  Year 10                                                                        $1,225




98                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS
FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007
FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall;

THE HARTFORD MUTUAL FUNDS                                                     99

                                             THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------


generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.



100                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class I shares were not offered prior to August 31, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A is not offered in this prospectus). Although Class I share returns would have been substantially similar to those of the fund's Class A shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class I shares would have been higher than the annual returns shown for Class A shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class I shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

 CLASS I TOTAL RETURNS
 BY CALENDAR YEAR(1)


                                   (BAR CHART)



        1.60%     4.06%     4.90%


        2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 2.57% (3rd quarter, 2006) and the lowest quarterly return was -0.69% (1st quarter, 2005).

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                  LIFE OF FUND
                                                                      1 YEAR    (SINCE 5/28/04)
  Class I Return Before Taxes(1)                                       4.90%         3.76%
  Class I Return After Taxes on Distributions(1)                       3.09%         2.39%
  Class I Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                            3.16%         2.45%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees,  expenses or taxes)                                        6.97%         5.16%(2)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class I shares commenced operations on August 31, 2006. Performance prior to that date is that of the fund's Class A shares, which includes the effect of Class A's sales charge.

(2) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                    101

                                             THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                                  CLASS I
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                             None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.15%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.33%
  Acquired Fund fees and expenses                                                  0.65%
  Total annual operating expenses                                                  1.13%
  Less: Contractual expense reimbursement(2)                                       0.18%
  Net annual operating expenses(2)                                                 0.95%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class I shares at 0.95%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)
  Year 1                                                                          $   97
  Year 3                                                                          $  303
  Year 5                                                                          $  525
  Year 10                                                                         $1,166




102                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Inflation Plus Fund, Tax-Free National Fund and Income Allocation Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Hartford Fixed Income Funds and all of the funds of funds except the Equity Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES
From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For High Yield Municipal Bond Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES
Each fund (through certain Underlying Funds in the case of a fund of funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of funds) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself,

THE HARTFORD MUTUAL FUNDS                                                    103

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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
may not perform the way a fund's (or in the case of a fund of funds, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund in the case of a fund of funds) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e. they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the High Yield Municipal Bond Fund and Tax-Free National Fund to earn income that is taxable when distributed to shareholders.

The use of derivatives is a principal investment strategy for the High Yield Municipal Bond Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund.

 FOREIGN INVESTMENTS
Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds), may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy. The Tax-Free National Fund will not invest in foreign investments.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS
Capital Appreciation Fund, Capital Appreciation II Fund, Global Equity Fund, International Growth Fund, International Small Company Fund and Strategic Income Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund and Tax-Free National Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political

104                                                    THE HARTFORD MUTUAL FUNDS

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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES
Capital Appreciation II Fund, Global Equity Fund, Global Health Fund, Growth Opportunities Fund, International Small Company Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Capital Appreciation Fund, Dividend and Growth Fund, Equity Income Fund, Growth Fund, High Yield Fund, High Yield Municipal Bond Fund, International Growth Fund, Strategic Income Fund, Total Return Bond Fund, Value Fund, and all of the funds of funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES
Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES
Except for the Inflation Plus Fund, each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value (10% for the Inflation Plus Fund).

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-

THE HARTFORD MUTUAL FUNDS                                                    105

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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments (10% in the case of the Inflation Plus Fund). In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets (10% in the case of the Inflation Plus Fund) the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL
Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO
 TRADING PRACTICES

The following funds may have a relatively high portfolio turnover:

-  Capital Appreciation II Fund

-  Global Equity Fund

-  Growth Opportunities Fund

-  High Yield Fund

-  Inflation Plus Fund

-  International Growth Fund

-  International Small Company Fund

-  SmallCap Growth Fund

-  Small Company Fund

-  Strategic Income Fund

-  Total Return Bond Fund

The other funds (except the funds of funds) may also, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for High Yield Municipal Bond Fund and Tax-Free National Fund, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES
Equity Income Fund, Floating Rate Fund, Global Equity Fund, Global Health Fund, High Yield Fund, International Small Company Fund, Small Company Fund, SmallCap Growth Fund, Total Return Bond Fund and Equity Growth Allocation Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or

106                                                    THE HARTFORD MUTUAL FUNDS

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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

The High Yield Municipal Bond Fund and Tax-Free National Fund also have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name (High Yield Municipal Bond Fund suggests investment in municipal bonds, however Rule 35d-1 does not apply to the "High Yield" portion of the fund's name). This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. Each fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

 "FUND OF FUNDS" STRUCTURE
The term "fund of funds" is used to describe mutual funds, such as the Checks and Balances Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. Please see the Class Y shares prospectus for each of the Underlying Funds of the funds of funds for additional information. A Class Y shares prospectus may be obtained from your financial representative.

In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, HIFSCO and/or Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO and Hartford Investment Management expect the reallocation of Underlying Funds to occur quarterly although they may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO and Hartford Investment Management attempt to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.

It is the policy of HIFSCO and Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for HIFSCO and Hartford Investment Management because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. HIFSCO and Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts HIFSCO and Hartford Investment Management have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' Board of Directors.


THE HARTFORD MUTUAL FUNDS                                                    107

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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 SUMMARY COMPARISON OF THE FUNDS OF FUNDS
With respect to the six funds of funds contained in this Prospectus, HIFSCO, in the case of Checks and Balances Fund, and Hartford Investment Management, in the case of the Asset Allocation Funds, invests each fund of funds' assets in a combination of other Hartford Mutual Funds and ETFs: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO or Hartford Investment Management, as the case may be, intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO or Hartford Investment Management, as the case may be, may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

 ADDITIONAL INVESTMENT STRATEGIES
 AND RISKS
Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS
The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



108                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER
HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISERS
Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Capital Appreciation Fund, Capital Appreciation II Fund, Dividend and Growth Fund, Equity Income Fund, Global Equity Fund, Global Health Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Small Company Fund, Small Company Fund, SmallCap Growth Fund, Value Fund and Value Opportunities Fund. Wellington Management is a Massachusetts limited liability partnership, with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

Hartford Investment Management is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Tax-Free National Fund, Total Return Bond Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

 SOFT DOLLAR PRACTICES
The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.


THE HARTFORD MUTUAL FUNDS                                                    109

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 MANAGEMENT FEES
Each fund, except for Checks and Balances Fund, pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $250 million                       1.00%
Next $250 million                        0.95%
Next $500 million                        0.90%
Amount Over $1 billion                   0.85%


GLOBAL EQUITY FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $500 million                       0.95%
Next $500 million                        0.90%
Amount Over $1 billion                   0.85%


GLOBAL HEALTH FUND, INTERNATIONAL GROWTH FUND AND INTERNATIONAL SMALL COMPANY
FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $500 million                       0.90%
Next $500 million                        0.85%
Amount Over $1 billion                   0.80%


SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $100 million                       0.90%
Next $150 million                        0.80%
Next $250 million                        0.70%
Amount Over $500 million                 0.65%


GROWTH FUND, GROWTH OPPORTUNITIES FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $100 million                       0.90%
Next $150 million                        0.80%
Amount Over $250 million                 0.70%


SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $250 million                       0.85%
Next $250 million                        0.80%
Next $500 million                        0.75%
Next $500 million                        0.70%
Amount Over $1.5 billion                 0.65%


CAPITAL APPRECIATION FUND AND VALUE FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $500 million                       0.80%
Next $500 million                        0.70%
Amount Over $1 billion                   0.65%


EQUITY INCOME FUND(1)

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $500 million                       0.75%
Next $500 million                        0.70%
Amount Over $1 billion                   0.65%


(1) Effective November 1, 2007, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2008.

DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $500 million                       0.75%
Next $500 million                        0.65%
Amount Over $1 billion                   0.60%


HIGH YIELD FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $500 million                       0.70%
Next $500 million                        0.65%
Next $4 billion                          0.60%
Next $5 billion                          0.58%
Amount Over $10 billion                  0.57%


FLOATING RATE FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $500 million                       0.65%
Next $4.5 billion                        0.60%
Next $5 billion                          0.58%
Amount Over $10 billion                  0.57%


TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $500 million                       0.550%
Next $500 million                        0.525%
Next $4 billion                          0.500%
Next $5 billion                          0.480%
Amount Over $10 billion                  0.470%


INFLATION PLUS FUND AND TAX-FREE NATIONAL FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $500 million                       0.55%
Next $4.5 billion                        0.50%
Next $5 billion                          0.48%
Amount Over $10 billion                  0.47%




110                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
HIGH YIELD MUNICIPAL BOND FUND(2) AND STRATEGIC INCOME FUND(2)

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $500 million                       0.550%
Next $500 million                        0.500%
Next $4 billion                          0.475%
Next $5 billion                          0.455%
Over $10 billion                         0.445%


(2) Effective June 1, 2007, HIFSCO has voluntarily agreed to waive the management fees until May 31, 2008.

BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, EQUITY GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND AND INCOME ALLOCATION FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------              -----------
First $500 million                       0.15%
Amount Over $500 million                 0.10%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                       MANAGEMENT
FUND                                      FEES
----                                   ----------
The Hartford Capital Appreciation
  Fund                                    0.66%
The Hartford Capital Appreciation II
  Fund                                    0.94%
The Hartford Checks and Balances
  Fund                                    0.00%
The Hartford Dividend and Growth
  Fund                                    0.63%
The Hartford Equity Income Fund           0.76%
The Hartford Floating Rate Fund           0.61%
The Hartford Global Health Fund           0.88%
The Hartford Growth Fund                  0.74%
The Hartford Growth Opportunities
  Fund                                    0.73%
The Hartford High Yield Fund              0.75%
The Hartford High Yield Municipal
  Bond Fund                               0.54%
The Hartford Inflation Plus Fund          0.59%
The Hartford International Growth
  Fund                                    0.90%
The Hartford International Small
  Company Fund                            0.90%
The Hartford Small Company Fund           0.82%
The Hartford SmallCap Growth Fund         0.80%
The Hartford Strategic Income Fund        0.55%
The Hartford Tax-Free National Fund       0.73%
The Hartford Total Return Bond Fund       0.54%
The Hartford Value Fund                   0.80%
The Hartford Value Opportunities
  Fund                                    0.88%
The Hartford Equity Growth
  Allocation Fund                         0.15%
The Hartford Growth Allocation Fund       0.13%
The Hartford Balanced Allocation
  Fund                                    0.13%
The Hartford Conservative Allocation
  Fund                                    0.15%
The Hartford Income Allocation Fund       0.15%


Because Global Equity Fund had not commenced operations as of the date of this prospectus, no information is available regarding fees paid by the fund to HIFSCO.

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds (except Global Equity Fund) is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007. A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the Global Equity Fund will be available in the fund's semi-annual report to shareholders covering the fiscal period ended April 30, 2008.

 PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

CAPITAL APPRECIATION FUND Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1996. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, CFA CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since 1998. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

CAPITAL APPRECIATION II FUND The fund employed a multiple portfolio manager structure since its inception in 2005. The five portfolio managers with the most significant responsibilities are set forth below.

Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Carmen joined Wellington Management as an investment professional in 1999.


THE HARTFORD MUTUAL FUNDS                                                    111

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Palmer joined Wellington Management as an investment professional in 1998.

Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Choumenkovitch joined the firm as an investment professional in 1995.

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Pannell joined Wellington Management as an investment professional in 1974.

CHECKS AND BALANCES FUND The fund is managed by HIFSCO's Investment Oversight Committee, overseen by Vernon Meyer.

Vernon J. Meyer, Vice President of HIFSCO and Chairman of the HIFSCO Investment Oversight Committee, has overseen the management of the fund since its inception
(2007). Mr. Meyer has over 18 years of professional investment experience managing the money manager evaluation, selection and overall due diligence process. Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.

DIVIDEND AND GROWTH FUND Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as co-manager of the fund from July, 2001 through September, 2001 and as portfolio manager of the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

EQUITY INCOME FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since its inception in 2003. Mr. Ryan joined Wellington Management as an investment professional in 1981.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin/Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund. It is expected that Mr. Reckmeyer will succeed Mr. Ryan as portfolio manager for the fund.

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Frank Ossino, Vice President of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since November 2007. Mr. Ossino joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Ossino was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management from 2002 until joining Hartford Investment Management.

GLOBAL EQUITY FUND Mark D. Mandel, CFA, Senior Vice President and Director of Global Industry Research of Wellington Management, supervises and coordinates a team of global industry analysts that

112                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years. Mr. Mandel joined Wellington Management as an investment professional in 1994.

Cheryl M. Duckworth, CFA, Senior Vice President and Director of Research Portfolios of Wellington Management, coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the medical technology sector. Mr. Schwartz joined Wellington Management as an investment professional in 1983. Effective June 30, 2008, Joseph H. Schwartz will no longer be involved in portfolio management of the fund.

Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the pharmaceutical and biotechnology sectors. Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1993.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the healthcare services sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.

Kirk J. Mayer, CFA, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the imaging, genomics and biotechnology sectors. Mr. Mayer joined Wellington Management as an investment professional in 1998.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector and for clients of the firm for at least the past five years. Mr. Deresiewicz joined Wellington Management as an investment professional in 2000.

GROWTH FUND Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2002. Mr. Boselli joined Wellington Management as an investment professional in 2002.

GROWTH OPPORTUNITIES FUND Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

HIGH YIELD FUND Mark Niland, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Senior Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005.

THE HARTFORD MUTUAL FUNDS                                                    113

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

HIGH YIELD MUNICIPAL BOND FUND Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and deputy group head at Credit Suisse Financial Products Co. and an assistant vice president responsible for municipal credit analysis at MBIA.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

INFLATION PLUS FUND John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the Fund since March 1, 2007. Mr. Hendricks joined Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Mr. Hendricks is responsible for developing and implementing duration and yield curve strategies and is a member of the Investment Strategy Committee. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group. At State Street he was responsible for all risk trading activities related to Treasuries, agencies and mortgage-backed securities. Mr. Hendricks started his career in financial services as the senior government securities trader in the International Treasury Division of Bank of New England.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.

INTERNATIONAL GROWTH FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past three years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

INTERNATIONAL SMALL COMPANY FUND Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Daniel Maguire, CFA, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past four years. Mr. Maguire joined Wellington Management as an investment professional in 2004. Prior to joining Wellington Management, Mr. Maguire was an investment professional with Insight Investment Management in the UK from 2003 to 2004.

SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

HARTFORD INVESTMENT MANAGEMENT: Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the Fund since April 2007. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

WELLINGTON MANAGEMENT COMPANY, LLP: Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.


114                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
Stephen Mortimer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001. .

SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management Company: Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Wellington Management Company, LLP: David J. Elliott, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Ms. Dwyer joined Wellington Management as an investment professional in 1998.

STRATEGIC INCOME FUND The fund is managed by a team of portfolio managers including Michael Bacevich, Michael Gray, Mark Niland, Peter Perrotti, Nasri Toutoungi and Edward Vaimberg.

Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Michael Gray, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Gray joined Hartford Investment Management in 2006. Previously, Mr. Gray was managing director and global head of credit research at Credit Suisse Asset Management. Prior to Credit Suisse, Mr. Gray served in similar capacities at Deutsche Asset Management and UBS Warburg.

Mark Niland, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Peter Perrotti, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Perrotti joined Hartford Investment Management in 1990 and has served in various capacities including head of the Government and Residential Securities Sector, analytical support, CMO trading, derivatives trading and portfolio management since that time. Prior to joining Hartford Investment Management, he was employed by The Travelers, where he served as an Actuarial Associate.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a managing director of Blackrock, Inc. from 1998 to January 2002 and a director and partner of Rogge Global Partners from 1997 to 1998.

Edward Vaimberg, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Vaimberg joined Hartford Investment Management in 2003. Previously, Mr. Vaimberg was a managing director of Global/Emerging Market Fixed Income Management at Bear Stearns Asset Management from 1994 to 2002. Mr. Vaimberg has been an investment professional involved in investment management since 1985.

TAX-FREE NATIONAL FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the Fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the

THE HARTFORD MUTUAL FUNDS                                                    115

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
Fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and deputy group head at Credit Suisse Financial Products Co. and an assistant vice president responsible for municipal credit analysis at MBIA.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

VALUE FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since its inception in 2001. Mr. Ryan joined Wellington Management as an investment professional in 1981.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin/Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund. It is expected that Ms. Grimes will succeed Mr. Ryan as portfolio manager for the fund.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David W. Palmer and David R. Fassnacht manage the fund based upon industry sectors which may vary from time to time. James N. Mordy contributes investment ideas across all sectors. Allocations among various sectors are made collectively by the team.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Fassnacht joined Wellington Management as an investment professional in 1991.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2003. Mr. Palmer joined Wellington Management as an investment professional in 1998.

EQUITY GROWTH ALLOCATION FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

GROWTH ALLOCATION FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


116                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

CONSERVATIVE ALLOCATION FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

INCOME ALLOCATION FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



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 CLASS I SHARE INVESTOR REQUIREMENTS

Investors may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. These financial intermediaries may purchase Class I shares at net asset value without an annual distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares. Class A shares are subject to a front-end sales charge and distribution fee.

 CHOOSING A SHARE CLASS
The I share class has its own cost structure. The funds also offer Class A, Class B and Class C shares. Certain funds also offer Class L, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Your financial representative can help you decide. For actual past expenses of Class I shares, see the fund-by-fund information earlier in this prospectus.

 DISTRIBUTION ARRANGEMENTS
HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES
This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for

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                                                              ABOUT YOUR ACCOUNT
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  purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc.,UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The

THE HARTFORD MUTUAL FUNDS                                                    119

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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  $1,000 per fund.

     -  subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as certain broker sponsored wrap-fee programs or at the transfer agent's discretion.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representative.

4 Make your initial investment selection. Your financial representative can initiate any purchase, exchange or sale of shares.



                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                 P.O. BOX 9140                       CONTACT YOUR FINANCIAL REPRESENTATIVE
          MINNEAPOLIS, MN 55480-9140                   FOR INSTRUCTIONS AND ASSISTANCE.




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                                             BUYING, EXCHANGING & SELLING SHARES
--------------------------------------------------------------------------------


 BUYING SHARES

As previously mentioned, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Funds, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. Your initial investment must meet the minimum requirement of $1,000. See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

 EXCHANGING SHARES
Class I shares may only be exchanged for Class I shares of any other Hartford Mutual Fund by having your financial representative process your exchange request. Class I shares may not be exchanged for any other class. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class A, B, C, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 SELLING SHARES

You may redeem your shares by having your financial representative process your redemption. Your financial representative will be responsible for furnishing all necessary documents to the funds and may charge you for this service.



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 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

 EXECUTION OF REQUESTS
Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your

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                                                            TRANSACTION POLICIES
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order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after the request is received, if the order is in "good order", but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall

THE HARTFORD MUTUAL FUNDS                                                    123

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TRANSACTION POLICIES
--------------------------------------------------------------------------------
monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary.
(3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 ACCOUNT CLOSINGS
There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When a request is placed to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you (or your financial representative) until the purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 DIVIDENDS AND ACCOUNT POLICIES
You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.


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DIVIDENDS AND DISTRIBUTIONS  Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Checks and Balances Fund, Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund and Conservative Allocation Fund are declared and paid quarterly. Dividends from the net investment income of the Income Allocation Fund are declared and paid monthly. Dividends from the net investment income of the Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Strategic Income Fund, Tax-Free National Fund and Total Return Bond Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid by a fund.

TAXES ON DISTRIBUTIONS The High Yield Municipal Bond Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, the funds may invest up to 20% of their assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. The fund's exempt-interest dividends may

THE HARTFORD MUTUAL FUNDS                                                    125

TRANSACTION POLICIES
--------------------------------------------------------------------------------
be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.



126                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The financial highlights table for each fund is intended to help you understand the fund's financial performance since commencement of operations. Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31,
2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

No financial highlight information is available for Global Equity Fund because Global Equity Fund had not commenced operations as of the date of this prospectus.



THE HARTFORD MUTUAL FUNDS                                                    127

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD CAPITAL APPRECIATION FUND
  For the Year Ended October 31, 2007(h)
  Class I......    $39.69     $ 0.26       $--        $ 9.39      $ 9.65      $(0.40)       $(3.04)         $--
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     37.53         --        --          2.16        2.16          --            --           --

THE HARTFORD CAPITAL APPRECIATION II FUND
  For the Year Ended October 31, 2007
  Class I......     13.14       0.02        --          4.17        4.19          --         (0.31)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     12.51         --        --          0.63        0.63          --            --           --

THE HARTFORD DIVIDEND AND GROWTH FUND
  For the Year Ended October 31, 2007
  Class I......     21.46       0.36        --          2.98        3.34       (0.39)        (1.34)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006(h)
  Class I......     20.48       0.03        --          1.03        1.06       (0.08)           --           --
THE HARTFORD EQUITY INCOME FUND
  For the Year Ended October 31, 2007
  Class I......     13.99       0.31        --          1.69        2.00       (0.33)        (0.54)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     13.52       0.08        --          0.46        0.54       (0.07)           --           --
THE HARTFORD FLOATING RATE FUND
  For the Year Ended October 31, 2007
  Class I......     10.11       0.70        --         (0.32)       0.38       (0.70)           --           --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     10.11       0.12        --            --        0.12       (0.12)           --           --
THE HARTFORD GLOBAL HEALTH FUND
  For the Year Ended October 31, 2007
  Class I......     17.86       0.01        --          1.77        1.78          --         (0.68)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     17.34         --        --          0.52        0.52          --            --           --
THE HARTFORD GROWTH FUND
  For the Year Ended October 31, 2007
  Class I......     18.46         --        --          4.18        4.18          --         (1.30)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     17.64         --        --          0.82        0.82          --            --           --
THE HARTFORD GROWTH OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class I......     29.34       0.01        --         11.16       11.17          --         (2.12)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     27.95      (0.01)       --          1.40        1.39          --            --           --
THE HARTFORD HIGH YIELD FUND
  From (commencement of operations) May 31, 2007, through October 31, 2007
  Class I......      8.25       0.26        --         (0.33)      (0.07)      (0.25)           --           --
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (date shares became available to the public) May 31, 2007, through October 31, 2007(j)
  Class I......     10.00       0.21        --         (0.53)      (0.32)      (0.21)           --           --

THE HARTFORD INFLATION PLUS FUND
  For the Year Ended October 31, 2007
  Class I......     10.44       0.31        --          0.32        0.63       (0.39)           --           --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     10.48       0.05        --         (0.05)         --       (0.04)           --           --
THE HARTFORD INTERNATIONAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
  Class I......     14.94      (0.01)       --          5.40        5.39       (0.18)        (1.36)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006(h)
  Class I......     14.34      (0.02)       --          0.62        0.60          --            --           --
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
  From (commencement of operations) May 31, 2007, through October 31, 2007
  Class I......     17.10       0.02        --          0.90        0.92          --            --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD CAPITAL APPRECIATION FUND
  For the Year Ended October 31, 2007(h)
  Class I......      $(3.44)      $ 6.21      $45.90      26.49%(i)    $156,616        0.79%           0.79%
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......          --         2.16       39.69       5.76(f)        5,193        0.88(e)         0.88(e)

THE HARTFORD CAPITAL APPRECIATION II FUND
  For the Year Ended October 31, 2007
  Class I......       (0.31)        3.88       17.02      32.60          83,905        1.11            1.11
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......          --         0.63       13.14       5.04(f)        3,316        1.46(e)         0.80(e)

THE HARTFORD DIVIDEND AND GROWTH FUND
  For the Year Ended October 31, 2007
  Class I......       (1.73)        1.61       23.07      16.67(i)        1,899        0.77            0.77
  From (commencement of operations) August 31, 2006,
     through October 31, 2006(h)
  Class I......       (0.08)        0.98       21.46       5.20(f)           11        1.08(e)         0.98(e)
THE HARTFORD EQUITY INCOME FUND
  For the Year Ended October 31, 2007
  Class I......       (0.87)        1.13       15.12      14.96             907        0.92            0.82
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......       (0.07)        0.47       13.99       4.05(f)          106        1.37(e)         0.80(e)
THE HARTFORD FLOATING RATE FUND
  For the Year Ended October 31, 2007
  Class I......       (0.70)       (0.32)       9.79       3.84         406,906        0.71            0.71
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......       (0.12)          --       10.11       1.21(f)       61,805        0.74(e)         0.43(e)
THE HARTFORD GLOBAL HEALTH FUND
  For the Year Ended October 31, 2007
  Class I......       (0.68)        1.10       18.96      10.48(i)       15,017        1.07            1.07
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......          --         0.52       17.86       3.00(f)          785        1.26(e)         1.15(e)
THE HARTFORD GROWTH FUND
  For the Year Ended October 31, 2007
  Class I......       (1.30)        2.88       21.34      24.37(i)       35,626        0.91            0.91
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......          --         0.82       18.46       4.65(f)        1,961        0.96(e)         0.96(e)
THE HARTFORD GROWTH OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class I......       (2.12)        9.05       38.39      40.89(i)       40,678        0.86            0.86
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......          --         1.39       29.34       4.97(f)           74        1.15(e)         1.11(e)
THE HARTFORD HIGH YIELD FUND
  From (commencement of operations) May 31, 2007,
     through October 31, 2007
  Class I......       (0.25)       (0.32)       7.93      (0.76)(f)         149        0.95(e)         0.75(e)
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (date shares became available to the public)
     May 31, 2007, through October 31, 2007(j)
  Class I......       (0.21)       (0.53)       9.47      (3.21)(f)       6,879        0.80(e)           --(e)

THE HARTFORD INFLATION PLUS FUND
  For the Year Ended October 31, 2007
  Class I......       (0.39)        0.24       10.68       6.22           3,501        0.71            0.61
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......       (0.04)       (0.04)      10.44       0.04(f)           18        0.98(e)         0.70(e)
THE HARTFORD INTERNATIONAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
  Class I......       (1.54)        3.85       18.79      39.73(i)        3,543        1.12            1.12
  From (commencement of operations) August 31, 2006,
     through October 31, 2006(h)
  Class I......          --         0.60       14.94       4.18(f)           10        1.53(e)         1.35(e)
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
  From (commencement of operations) May 31, 2007,
     through October 31, 2007
  Class I......          --         0.92       18.02       5.38(f)          174        1.19(e)         1.19(e)
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  CAPITAL
  APPRECIATION
  FUND
  For the Year
     Ended
     October
     31,
     2007(h)
  Class I......       0.79%          0.65%       72%
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       0.88(e)        0.17(e)     74

THE HARTFORD
  CAPITAL
  APPRECIATION
  II FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       1.11           0.31       102
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       0.80(e)        0.45(e)    113

THE HARTFORD
  DIVIDEND AND
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       0.77           1.50        24
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31,
     2006(h)
  Class I......       0.98(e)        0.59(e)     29
THE HARTFORD
  EQUITY INCOME
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       0.82           2.18        20
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       0.80(e)        1.32(e)     24
THE HARTFORD
  FLOATING RATE
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       0.71           6.88        62
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       0.43(e)        7.99(e)     33
THE HARTFORD GLOBAL HEALTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       1.07           0.08        41
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       1.15(e)       (0.20)(e)    30
THE HARTFORD GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       0.91           0.02        89
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       0.96(e)       (0.52)(e)    92
THE HARTFORD GROWTH OPPORTUNITIES FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       0.86           0.09       120
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       1.11(e)       (0.43)(e)   131
THE HARTFORD HIGH YIELD FUND
  From
     (commence-
     ment of
     opera-
     tions) May
     31, 2007,
     through
     October
     31, 2007
  Class I......       0.75(e)        8.07(e)    145
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (date
     shares
     became
     available
     to the
     public)
     May 31,
     2007,
     through
     October
     31,
     2007(j)
  Class I......         --(e)        5.22(e)     23%

THE HARTFORD INFLATION PLUS FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       0.58           2.85       608
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       0.70(e)        4.43(e)    193
THE HARTFORD INTERNATIONAL GROWTH FUND (FORMERLY KNOWN
  AS THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION
  FUND)
  Class I......       1.12          (0.06)      242
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31,
     2006(h)
  Class I......       1.35(e)       (0.49)(e)   165
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
  From
     (commence-
     ment of
     opera-
     tions) May
     31, 2007,
     through
     October
     31, 2007
  Class I......       1.19(e)        0.77(e)     96




128                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class I......    $21.59     $(0.01)      $--        $ 4.84      $ 4.83      $   --        $(1.87)         $--
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     20.70      (0.01)       --          0.90        0.89          --            --           --
THE HARTFORD SMALLCAP GROWTH FUND
  For the Year Ended October 31, 2007
  Class I......     31.33      (0.03)       --          2.34        2.31          --            --           --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     28.90      (0.01)       --          2.44        2.43          --            --           --
THE HARTFORD STRATEGIC INCOME FUND
  From (date shares became available to the public) May 31, 2007, through October 31, 2007(j)
  Class I......      9.90       0.31        --         (0.13)       0.18       (0.31)           --           --
THE HARTFORD TAX-FREE NATIONAL FUND
  From (commencement of operations) May 31, 2007, through October 31, 2007
  Class I......     11.17       0.21        --         (0.27)      (0.06)      (0.21)           --           --
THE HARTFORD TOTAL RETURN BOND FUND
  For the Year Ended October 31, 2007
  Class I......     10.60       0.53        --         (0.07)       0.46       (0.54)           --           --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     10.51       0.08        --          0.09        0.17       (0.08)           --           --
THE HARTFORD VALUE FUND
  From (commencement of operations) May 31, 2007, through October 31, 2007
  Class I......     13.85       0.03        --          0.27        0.30          --            --           --
THE HARTFORD VALUE OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class I......     18.27       0.34        --          1.36        1.70       (0.32)        (1.52)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006(h)
  Class I......     17.12       0.01        --          1.14        1.15          --            --           --
THE HARTFORD EQUITY GROWTH ALLOCATION FUND (FORMERLY KNOWN AS THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)(G)
  For the Year Ended October 31, 2007
  Class I......     13.22       0.19        --          2.71        2.90       (0.25)        (0.28)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     12.59      (0.01)       --          0.64        0.63          --            --           --
THE HARTFORD GROWTH ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class I......     12.67       0.26        --          2.14        2.40       (0.30)        (0.28)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     12.16      (0.01)       --          0.52        0.51          --            --           --
THE HARTFORD BALANCED ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class I......     12.00       0.26        --          1.50        1.76       (0.40)        (0.27)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     11.66       0.05        --          0.34        0.39       (0.05)           --           --
THE HARTFORD CONSERVATIVE ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class I......     11.16       0.38        --          0.78        1.16       (0.42)        (0.29)          --
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I......     10.94       0.07        --          0.22        0.29       (0.07)           --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class I......      $(1.87)      $ 2.96      $24.55      24.28%(i)     $ 3,886        1.12%           1.12%
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......          --         0.89       21.59       4.30(f)           69        1.38(e)         1.15(e)
THE HARTFORD SMALLCAP GROWTH FUND
  For the Year Ended October 31, 2007
  Class I......          --         2.31       33.64       7.37(i)        4,614        1.21            1.15
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......          --         2.43       31.33       8.41(f)          239        1.28(e)         1.15(e)
THE HARTFORD STRATEGIC INCOME FUND
  From (date shares became available to the public)
     May 31, 2007, through October 31, 2007(j)
  Class I......       (0.31)       (0.13)       9.77       1.84(f)       11,212        0.82(e)         0.27(e)
THE HARTFORD TAX-FREE NATIONAL FUND
  From (commencement of operations) May 31, 2007,
     through October 31, 2007
  Class I......       (0.21)       (0.27)      10.90      (0.54)(f)       3,505        0.87(e)         0.60(e)
THE HARTFORD TOTAL RETURN BOND FUND
  For the Year Ended October 31, 2007
  Class I......       (0.54)       (0.08)      10.52       4.42           3,050        0.72            0.72
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......       (0.08)        0.09       10.60       1.58(f)           38        1.01(e)         0.91(e)
THE HARTFORD VALUE FUND
  From (commencement of operations) May 31, 2007,
     through October 31, 2007
  Class I......          --         0.30       14.15       2.17(f)           46        1.00(e)         1.00(e)
THE HARTFORD VALUE OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class I......       (1.84)       (0.14)      18.13      10.08(i)        4,659        1.22            1.15
  From (commencement of operations) August 31, 2006,
     through October 31, 2006(h)
  Class I......          --         1.15       18.27       6.72(f)           12        1.38(e)         1.15(e)
THE HARTFORD EQUITY GROWTH ALLOCATION FUND (FORMERLY
  KNOWN AS THE HARTFORD AGGRESSIVE GROWTH ALLOCATION
  FUND)(G)
  For the Year Ended October 31, 2007
  Class I......       (0.53)        2.37       15.59      22.75              64        0.39            0.37
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......          --         0.63       13.22       5.00(f)           11        0.71(e)         0.48(e)
THE HARTFORD GROWTH ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class I......       (0.58)        1.82       14.49      19.71             804        0.23            0.23
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......          --         0.51       12.67       4.19(f)           10        0.66(e)         0.42(e)
THE HARTFORD BALANCED ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class I......       (0.67)        1.09       13.09      15.35             927        0.22            0.22
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......       (0.05)        0.34       12.00       3.35(f)          353        0.39(e)         0.39(e)
THE HARTFORD CONSERVATIVE ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class I......       (0.71)        0.45       11.61      10.86           1,502        0.27            0.27
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I......       (0.07)        0.22       11.16       2.69(f)           10        0.72(e)         0.41(e)
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  SMALL COMPANY
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       1.12%         (0.16)%     186
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       1.15(e)       (0.58)(e)   170
THE HARTFORD
  SMALLCAP
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       1.15          (0.17)      105
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       1.15(e)       (0.43)(e)    86
THE HARTFORD
  STRATEGIC
  INCOME FUND
  From (date
     shares
     became
     available
     to the
     public)
     May 31,
     2007,
     through
     October
     31,
     2007(j)
  Class I......       0.27(e)        7.49(e)     40
THE HARTFORD
  TAX-FREE
  NATIONAL FUND
  From
     (commence-
     ment of
     opera-
     tions) May
     31, 2007,
     through
     October
     31, 2007
  Class I......       0.60(e)        4.81(e)     43
THE HARTFORD
  TOTAL RETURN
  BOND FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       0.72           5.04       268
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       0.91(e)        4.78(e)    456
THE HARTFORD
  VALUE FUND
  From
     (commence-
     ment of
     opera-
     tions) May
     31, 2007,
     through
     October
     31, 2007
  Class I......       1.00(e)        1.00(e)     32
THE HARTFORD
  VALUE
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class I......       1.15           0.61        77
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31,
     2006(h)
  Class I......       1.15(e)        0.12(e)     57
THE HARTFORD
  EQUITY GROWTH
  ALLOCATION
  FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  AGGRESSIVE
  GROWTH
  ALLOCATION
  FUND)(G)
  For the Year
     Ended
     October
     31, 2007
  Class I......       0.37          (0.15)       37%
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       0.48(e)       (0.45)(e)    14
THE HARTFORD
  GROWTH
  ALLOCATION
  FUND(G)
  For the Year
     Ended
     October
     31, 2007
  Class I......       0.23           0.58        39
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       0.42(e)        0.16(e)     13
THE HARTFORD
  BALANCED
  ALLOCATION
  FUND(G)
  For the Year
     Ended
     October
     31, 2007
  Class I......       0.22           1.88        34
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       0.39(e)        1.47(e)     15
THE HARTFORD
  CONSERVATIVE
  ALLOCATION
  FUND(G)
  For the Year
     Ended
     October
     31, 2007
  Class I......       0.27           2.64        40
  From
     (commence-
     ment of
     opera-
     tions)
     August 31,
     2006,
     through
     October
     31, 2006
  Class I......       0.41(e)        2.07(e)    29




THE HARTFORD MUTUAL FUNDS                                                    129

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA (A) --
                  ---------------------------------------------------------------------------------------------------
                                                        NET
                                                      REALIZED
                                                        AND                              DISTRIBUTIONS
                  NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                   VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                  BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                  OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                  ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD INCOME ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class I.......    $9.89       $0.44       $--        $0.01        $0.45      $(0.47)        $--            $--
  From (commencement of operations) August 31, 2006, through October 31, 2006
  Class I.......     9.84        0.06        --         0.05         0.11       (0.06)         --             --
                    -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                  ------------------------------------  ---------------------------------------------------------

                                                                                      RATIO OF        RATIO OF
                                                                                      EXPENSES        EXPENSES
                                                                                     TO AVERAGE      TO AVERAGE
                                                                                     NET ASSETS      NET ASSETS
                                     NET                                               BEFORE           AFTER
                                  INCREASE                                           WAIVERS AND     WAIVERS AND
                                 (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                   IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                      TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                  DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                  -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD INCOME ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class I.......      $(0.47)      $(0.02)     $9.87       4.66%         $1,122         0.49%           0.32%
  From (commencement of operations) August 31, 2006,
     through October 31, 2006
  Class I.......       (0.06)        0.05       9.89       1.17(f)           10         0.90(e)         0.37(e)
                    -- RATIOS AND SUPPLEMENTAL DATA --
                  -------------------------------------

                     RATIO OF
                     EXPENSES
                    TO AVERAGE
                    NET ASSETS
                       AFTER       RATIO OF
                    WAIVERS AND       NET
                  REIMBURSEMENTS  INVESTMENT
                   AND EXCLUDING   INCOME TO  PORTFOLIO
                     INTEREST       AVERAGE    TURNOVER
                    EXPENSE (D)   NET ASSETS   RATE (C)
                  --------------  ----------  ---------
THE HARTFORD
  INCOME
  ALLOCATION
  FUND(G)
  For the Year
     Ended
     October 31,
     2007
  Class I.......       0.32%         5.12%       35
  From
     (commence-
     ment of
     operations)
     August 31,
     2006,
     through
     October 31,
     2006
  Class I.......       0.37(e)       4.27(e)      38



--------

(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 131 for impact on ratios)
(e)    Annualized.
(f)    Not annualized.
(g)    Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 132.
(j) Information presented below represents the calculation of financial highlights from the commencement of the Fund.



THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (commencement of operations) May 1, 2007, through October 31, 2007
  Class I.......    $10.00      $0.21       $--      $(0.53)     $(0.32)     $(0.21)        $--            $--
THE HARTFORD STRATEGIC INCOME FUND
  From (commencement of operations) May 15, 2007, through October 31, 2007
  Class I.......     10.00       0.31        --       (0.23)       0.08       (0.31)         --             --



THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (commencement of operations) May 1, 2007,
     through October 31, 2007
  Class I.......      $(0.21)      $(0.53)     $9.47       (3.21)%(f)    $ 6.879        0.76%(e)          --%(e)
THE HARTFORD STRATEGIC INCOME FUND
  From (commencement of operations) May 15, 2007,
     through October 31, 2007
  Class I.......       (0.31)       (0.23)      9.77        0.82(f)       11,212        0.79(e)         0.26(e)



THE HARTFORD
  HIGH YIELD
  MUNICIPAL BOND
  FUND
  From
     (commence-
     ment of
     operations)
     May 1,
     2007,
     through
     October 31,
     2007
  Class I.......         --%(e)      5.11%(e)    23%
THE HARTFORD STRATEGIC INCOME FUND
  From
     (commence-
     ment of
     operations)
     May 15,
     2007,
     through
     October 31,
     2007
  Class I.......       0.26(e)       7.49(e)     42%




130                                                    THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                             YEAR ENDED          YEAR ENDED
----                                                          OCTOBER 31, 2007    OCTOBER 31, 2006
                                                              ------------------------------------
CAPITAL APPRECIATION FUND
Class I Shares                                                      0.78%               0.88% +
CAPITAL APPRECIATION II FUND
Class I Shares                                                      1.10%               0.80% +
DIVIDEND AND GROWTH FUND
Class I Shares                                                      0.76%               0.98% +
EQUITY INCOME FUND
Class I Shares                                                      0.81%               0.80% +
FLOATING RATE FUND
Class I Shares                                                      0.71%               0.43% +
GLOBAL HEALTH FUND
Class I Shares                                                      1.08%               1.14% +
GROWTH FUND
Class I Shares                                                      0.90%               0.91% +
GROWTH OPPORTUNITIES FUND
Class I Shares                                                      0.86%               1.11% +
HIGH YIELD FUND
Class I Shares                                                      0.75% WHITE BOX
HIGH YIELD MUNICIPAL BOND FUND
Class I Shares                                                      0.00% [ ]
INFLATION PLUS FUND
Class I Shares                                                      0.58%               0.70% +
INTERNATIONAL GROWTH FUND
Class I Shares                                                      1.09%               1.35% +
INTERNATIONAL SMALL COMPANY FUND
Class I Shares                                                      1.18% WHITE BOX
SMALL COMPANY FUND
Class I Shares                                                      1.12%               1.10% +
SMALLCAP GROWTH FUND
Class I Shares                                                      1.15%               1.15% +
STRATEGIC INCOME FUND
Class I Shares                                                      0.27% BLACK TRIANGLE
TAX-FREE NATIONAL FUND
Class I Shares                                                      0.60% WHITE BOX
TOTAL RETURN BOND FUND
Class I Shares                                                      0.72%               0.91% +
VALUE FUND
Class I Shares                                                      1.00% WHITE BOX
VALUE OPPORTUNITIES FUND
Class I Shares                                                      1.16%               1.15% +
EQUITY GROWTH ALLOCATION FUND
Class I Shares                                                      0.37%               0.48% +
GROWTH ALLOCATION FUND
Class I Shares                                                      0.23%               0.42% +
BALANCED ALLOCATION FUND
Class I Shares                                                      0.22%               0.39% +
CONSERVATIVE ALLOCATION FUND
Class I Shares                                                      0.26%               0.41% +
INCOME ALLOCATION FUND
Class I Shares                                                      0.33%               0.37% +


--------

+     From August 31, 2006 (commencement of operations), through October 31,
      2006.

[ ]   From May 1, 2007 (commencement of operations), through October 31, 2007.

BLA-
CK
TRI-
AN-
GLE   From May 15, 2007 (commencement of operations), through October 31, 2007.

[ ]   From May 31, 2007 (commencement of operations), through October 31, 2007.


THE HARTFORD MUTUAL FUNDS                                                    131

PAYMENTS FROM AFFILIATES
--------------------------------------------------------------------------------
The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                            IMPACT FROM PAYMENT
                                                       IMPACT FROM PAYMENT   FROM AFFILIATE FOR     TOTAL RETURN
                                                        FROM AFFILIATE FOR        TRADING        EXCLUDING PAYMENTS
                                                        SEC SETTLEMENT FOR   REIMBURSEMENTS FOR  FROM AFFILIATE FOR
FUND                                                      THE YEAR ENDED       THE YEAR ENDED      THE YEAR ENDED
----                                                     OCTOBER 31, 2007     OCTOBER 31, 2007    OCTOBER 31, 2007
                                                       ------------------------------------------------------------
Capital Appreciation Class I                                   0.03%                  --                26.45%
Dividend and Growth Fund Class I                               0.03%                  --                16.64%
Global Health Fund Class I                                     0.01%                  --                10.46%
Growth Fund Class I                                            0.01%                  --                24.35%
Growth Opportunities Fund Class I                              0.03%                  --                40.84%
International Growth Fund Class I                                --                   --                39.73%
Small Company Fund Class I                                     0.16%                0.22%               23.81%
SmallCap Growth Fund Class I                                   0.01%                  --                 7.36%
Value Opportunities Fund Class I                               0.01%                  --                10.07%




132                                                    THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                 CLASS I SHARES

                                                                FUND      CUSIP
NAME                                                            CODE      NUMBER         SYMBOL
----                                                            ----   -----------   -------------
The Hartford Capital Appreciation Fund                          1303   416649-30-9       ITHIX
The Hartford Capital Appreciation II Fund                       1304   416649-40-8       HCTIX
The Hartford Checks and Balances Fund                           1573     41664L393   - - - - - - -
The Hartford Dividend and Growth Fund                           1306   416649-60-6       HDGIX
The Hartford Equity Income Fund                                 1307   416649-70-5       HQIIX
The Hartford Floating Rate Fund                                 1308   416649-80-4       HFLIX
The Hartford Global Equity Fund                                 1578     41664L450   - - - - - - -
The Hartford Global Health Fund                                 1309   416649-88-7       HGHIX
The Hartford Growth Fund                                        1310   416641-10-8       HGWJX
The Hartford Growth Opportunities Fund                          1312   416641-20-7       HGOIX
The Hartford High Yield Fund                                    1602     41664L625       HAHIX
The Hartford High Yield Municipal Bond Fund                     1597     41664L674       HHMIX
The Hartford Inflation Plus Fund                                1314   416649-85-3       HIPIX
The Hartford International Growth Fund                          1315   416649-84-6       HNCJX
The Hartford International Small Company Fund                   1603     41664L617       HNSJX
The Hartford Small Company Fund                                 1317   416649-83-8       IHSIX
The Hartford SmallCap Growth Fund                               1316   416641-30-6       HSLIX
The Hartford Strategic Income Fund                              1601     41664L633       HSNIX
The Hartford Tax-Free National Fund                             1605     41664L591       HTNIX
The Hartford Total Return Bond Fund                             1318   416649-82-0       ITBIX
The Hartford Value Fund                                         1604     41664L793       HVFIX
The Hartford Value Opportunities Fund                           1319   416641-40-5       HVOIX
The Hartford Equity Growth Allocation Fund                      1301   416649-10-1       HAAIX
The Hartford Growth Allocation Fund                             1311   416649-87-9       HRAIX
The Hartford Balanced Allocation Fund                           1302   416649-20-0       HBAIX
The Hartford Conservative Allocation Fund                       1305   416649-50-7       HCVIX
The Hartford Income Allocation Fund                             1313   416649-86-1       HINIX




THE HARTFORD MUTUAL FUNDS                                                    133

FOR MORE INFORMATION

--------------------------------------------------------------------------------


Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO
 SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

Global Equity Fund has not yet delivered an annual or semi-annual report because Global Equity Fund had not commenced operations as of the date of this prospectus.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824


 ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling
1-202-942-8090.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                       CLASS L SHARES

                                              PROSPECTUS
                                              MARCH 1, 2008


AS WITH ALL MUTUAL      THE HARTFORD GROWTH FUND
FUNDS, THE              THE HARTFORD GROWTH OPPORTUNITIES FUND
SECURITIES AND          THE HARTFORD SMALLCAP GROWTH FUND
EXCHANGE COMMISSION     THE HARTFORD TAX-FREE MINNESOTA FUND
HAS NOT APPROVED OR     THE HARTFORD TAX-FREE NATIONAL FUND
DISAPPROVED THESE       THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
SECURITIES OR PASSED    THE HARTFORD VALUE OPPORTUNITIES FUND
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                                [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS

--------------------------------------------------------------------------------


Introduction                Introduction                                                 2
A summary of each           The Hartford Growth Fund
  fund's                                                                                 3
goals, principal            The Hartford Growth Opportunities Fund
strategies,                                                                              7
main risks,                 The Hartford SmallCap Growth Fund
performance and                                                                         11
expenses                    The Hartford Tax-Free Minnesota Fund                        14
                            The Hartford Tax-Free National Fund                         18
                            The Hartford U.S. Government Securities Fund                22
                            The Hartford Value Opportunities Fund                       26
Description of other        Investment strategies and investment matters                30
investment                  Terms used in this Prospectus
strategies and                                                                          32
investment risks

Investment manager          Management of the funds
  and                                                                                   34
management fee
  information
Information on your         About your account
  account                                                                               37
                            Share classes                                               37
                            How sales charges are calculated                            38
                            Sales charge reductions and waivers                         38
                            Adding to an account                                        42
                            Buying shares                                               43
                            Selling shares                                              47
                            Transaction policies                                        48
                            Dividends and account policies                              51
                            Additional investor services                                52
Further information         Financial Highlights
on the                                                                                  54
funds                       Fund code, CUSIP number and symbol                          60
                            For more information                                back cover




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION

--------------------------------------------------------------------------------
Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class L shares of Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund, as applicable. Each of the funds also offers Class A, Class B and Class C shares pursuant to a separate prospectus describing these classes. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Each of the funds, except the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund also offers Class R3, Class R4 and Class R5 shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes. Each of the funds except the Tax-Free Minnesota Fund and U.S. Government Securities Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class.

Each fund is a diversified fund. All of the funds are series of The Hartford Mutual Funds II, Inc.

Information on each fund, including risk factors for investing in the funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO, Wellington Management and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS II, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business models, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                      3

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       29.63%    34.67%    -4.95%    -14.60%   -24.65%   32.97%    12.14%     4.42%     4.51%    16.80%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).



4                                                      THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                    1 YEAR    5 YEARS    10 YEARS
  Class L Return Before Taxes                                       11.26%     12.60%      6.81%
  Class L Return After Taxes on Distributions                        9.78%     12.07%      5.02%
  Class L Return After Taxes on Distributions and Sale of Fund
  Shares                                                             8.79%     10.96%      5.16%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                11.81%     12.11%      3.83%



INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                      5

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS L
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           4.75%
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None(1)
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                                              0.73%
  Distribution and service (12b-1) fees                                           0.25%
  Other expenses(3)                                                               0.07%
  Total annual operating expenses(4)                                              1.05%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(3) "Other Expenses" include custodial fees, accounting, legal and other expenses.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class L shares at 1.42%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS L
  Year 1                                                                          $  577
  Year 3                                                                          $  793
  Year 5                                                                          $1,027
  Year 10                                                                         $1,697




6                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify companies with accelerating operating momentum for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                      7

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       18.97%    53.67%     3.47%    -24.11%   -28.30%   44.11%    16.62%    15.90%    11.57%    28.37%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).



8                                                      THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                    1 YEAR    5 YEARS    10 YEARS
  Class L Return Before Taxes                                       22.27%     21.57%     10.58%
  Class L Return After Taxes on Distributions                       18.28%     20.17%      8.11%
  Class L Return After Taxes on Distributions and Sale of Fund
  Shares                                                            15.53%     18.58%      8.02%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                11.81%     12.11%      3.83%
  Russell 3000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                11.40%     12.42%      3.83%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                      9

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS L
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           4.75%
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None(1)
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                                              0.72%
  Distribution and service (12b-1) fees                                           0.25%
  Other expenses(3)                                                               0.07%
  Total annual operating expenses(4)                                              1.04%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(3) "Other Expenses" include custodial fees, accounting, legal and other expenses.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class L shares at 1.45%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS L
  Year 1                                                                          $  576
  Year 3                                                                          $  790
  Year 5                                                                          $1,022
  Year 10                                                                         $1,686




10                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive value and momentum measures. Value factors compare securities within sectors based on measures such as valuations, earnings quality and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


THE HARTFORD MUTUAL FUNDS                                                     11

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------
The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. Hartford Investment Management became an additional sub-adviser effective November 2006. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       19.85%    111.43%   -13.95%   -21.97%   -29.17%   49.47%    15.20%     9.95%     5.67%    -2.22%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                    1 YEAR    5 YEARS    10 YEARS
  Class L Return Before Taxes                                       -6.87%     13.25%      8.42%
  Class L Return After Taxes on Distributions                       -8.62%     12.82%      5.58%
  Class L Return After Taxes on Distributions and Sale of Fund
  Shares                                                            -2.72%     11.57%      5.82%
  Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                 7.05%     16.50%      4.32%



INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


12                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS L
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           4.75%
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None(1)
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                                              0.77%
  Distribution and service (12b-1) fees                                           0.25%
  Other expenses(3)                                                               0.12%
  Total annual operating expenses(4)                                              1.14%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(3) "Other Expenses" include custodial fees, accounting, legal and other expenses.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class L shares at 1.25%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS L
  Year 1                                                                          $  586
  Year 3                                                                          $  820
  Year 5                                                                          $1,073
  Year 10                                                                         $1,795




THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD TAX-FREE MINNESOTA FUND

--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield-high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.



14                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        5.44%    -2.81%    10.20%     3.44%     8.54%     4.91%     4.38%     2.58%     4.51%    -0.66%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 4.51% (4th quarter, 2000) and the lowest quarterly return was -2.44% (2nd quarter, 2004).



THE HARTFORD MUTUAL FUNDS                                                     15

                                            THE HARTFORD TAX-FREE MINNESOTA FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                     1 YEAR   5 YEARS   10 YEARS
  Class L Return Before Taxes                                        -5.13%    2.18%      3.51%
  Class L Return After Taxes on Distributions                        -5.15%    2.07%      3.40%
  Class L Return After Taxes on Distributions and Sale of Fund
  Shares                                                             -2.01%    2.41%      3.55%
  Lehman Brothers Municipal Bond Index (reflects no deduction for
  fees, expenses or taxes)                                            3.36%    4.30%      5.18%



INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.


16                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS L
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           4.50%
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None(1)
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                                              0.55%
  Distribution and service (12b-1) fees                                           0.25%
  Other expenses(3)                                                               0.14%
  Acquired Fund fees and expenses                                                 0.02%
  Total annual operating expenses                                                 0.96%
  Less: Contractual expense reimbursement(4)                                      0.04%
  Net annual operating expenses(4)                                                0.92%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3) "Other Expenses" include custodial fees, accounting, legal and other expenses.
(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class L shares at 1.00%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class L shares at 0.90%. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS L
  Year 1                                                                          $  540
  Year 3                                                                          $  730
  Year 5                                                                          $  936
  Year 10                                                                         $1,530




THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield-high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.



18                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        4.92%    -3.79%    11.28%     3.23%     9.69%     4.75%     5.23%     4.03%     5.73%    -1.97%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 5.10% (3rd quarter, 2002) and the lowest quarterly return was -2.57% (2nd quarter, 2004).



THE HARTFORD MUTUAL FUNDS                                                     19

                                             THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                    1 YEAR    5 YEARS    10 YEARS
  Class L Return Before Taxes                                       -6.39%     2.56%       3.74%
  Class L Return After Taxes on Distributions                       -6.40%     2.47%       3.60%
  Class L Return After Taxes on Distributions and Sale of Fund
  Shares                                                            -2.76%     2.76%       3.73%
  Lehman Brothers Municipal Bond Index (reflects no deduction for
  fees, expenses or taxes)                                           3.36%     4.30%       5.18%



INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.


20                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS L
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           4.50%
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None(1)
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                                              0.55%
  Distribution and service (12b-1) fees                                           0.25%
  Other expenses(3)                                                               0.12%
  Acquired Fund fees and expenses                                                 0.02%
  Total annual operating expenses                                                 0.94%
  Less: Contractual expense reimbursement(4)                                      0.12%
  Net annual operating expenses(4)                                                0.82%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3) "Other Expenses" include custodial fees, accounting, legal and other expenses.
(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class L shares at 1.00%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class L shares at 0.80%. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS L
  Year 1                                                                          $  530
  Year 3                                                                          $  700
  Year 5                                                                          $  885
  Year 10                                                                         $1,418




THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.
Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



22                                                     THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        8.24%    -2.25%    11.20%     7.22%    10.83%     1.05%     3.37%     1.86%     3.11%     4.73%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 5.19% (3rd quarter, 2001) and the lowest quarterly return was -2.37% (2nd quarter, 2004).



THE HARTFORD MUTUAL FUNDS                                                     23

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                    1 YEAR    5 YEARS    10 YEARS
  Class L Return Before Taxes                                        0.02%     1.87%       4.37%
  Class L Return After Taxes on Distributions                       -1.70%     0.26%       2.51%
  Class L Return After Taxes on Distributions and Sale of Fund
  Shares                                                            -0.02%     0.64%       2.59%
  Lehman Brothers U.S. Government Index (reflects no deduction
  for fees, expenses or taxes)                                       8.47%     3.69%       5.55%



INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.


24                                                     THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS L
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           4.50%
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None(1)
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                                              0.55%
  Distribution and service (12b-1) fees                                           0.25%
  Other expenses(3)                                                               0.12%
  Total annual operating expenses(4)                                              0.92%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(3) "Other Expenses" include custodial fees, accounting, legal and other expenses.
(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class L shares at 1.00%.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS L
  Year 1                                                                          $  540
  Year 3                                                                          $  730
  Year 5                                                                          $  936
  Year 10                                                                         $1,530




THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

- attractive valuation,

- a strong management team, and

- strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



26                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        8.38%     8.84%    18.84%    -3.99%    -24.57%   40.85%    17.98%     7.57%    17.97%    -6.67%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 21.74% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).



THE HARTFORD MUTUAL FUNDS                                                     27

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                    1 YEAR    5 YEARS    10 YEARS
  Class L Return Before Taxes                                      -11.11%     13.38%      6.50%
  Class L Return After Taxes on Distributions                      -13.93%     12.08%      4.85%
  Class L Return After Taxes on Distributions and Sale of Fund
  Shares                                                            -5.00%     11.40%      4.88%
  Russell 3000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -1.01%     14.69%      7.73%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -0.17%     14.63%      7.68%



INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


28                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS L
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           4.75%
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None(1)
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                                              0.84%
  Distribution and service (12b-1) fees                                           0.25%
  Other expenses(3)                                                               0.13%
  Total annual operating expenses(4)                                              1.22%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(3) "Other Expenses" include custodial fees, accounting, legal and other expenses.
(4) In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class L shares at 1.45%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS L
  Year 1                                                                          $  593
  Year 3                                                                          $  844
  Year 5                                                                          $1,113
  Year 10                                                                         $1,882




THE HARTFORD MUTUAL FUNDS                                                     29

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which all funds, except for Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest as part of their principal investment strategy, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

 USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although it is not a principal investment strategy, each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free Minnesota Fund and Tax-Free National Fund to earn income that is taxable when distributed to shareholders.

 FOREIGN INVESTMENTS

Except as noted below, the funds may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. The Tax-Free Minnesota Fund and Tax-Free National Fund will not invest in foreign investments.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or

30                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

Each fund, except Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Growth Fund may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these

THE HARTFORD MUTUAL FUNDS                                                     31

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Except for the Inflation Plus Fund and the Money Market Fund, each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value (10% for the Inflation Plus Fund and the Money Market Fund).

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments (10% in the case of the Inflation Plus Fund or the Money Market Fund). In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets (10% in the case of the Inflation Plus Fund or the Money Market Fund) the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction
Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The following funds may have a relatively high portfolio turnover:

- Growth Opportunities Fund

- SmallCap Growth Fund

- U.S. Government Securities Fund

The other funds may also, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for Tax-Free Minnesota Fund and Tax-Free National Fund, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


32                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
FOREIGN ISSUERS AND FOREIGN BORROWERS: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES AND LOANS: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES

SmallCap Growth Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Tax-Free Minnesota Fund and Tax-Free National Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free Minnesota Fund, the income tax of Minnesota. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free Minnesota Fund and Tax-Free National Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



THE HARTFORD MUTUAL FUNDS                                                     33

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER
HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.
 THE INVESTMENT SUB-ADVISERS
Wellington Management is the investment sub-adviser to the Growth Fund, Growth Opportunities Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.
 SOFT DOLLAR PRACTICES
The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES
Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH FUND, GROWTH OPPORTUNITIES FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $100 million                         0.90%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%


SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $100 million                         0.90%
Next $150 million                          0.80%
Next $250 million                          0.70%
Amount Over $500 million                   0.65%




34                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                       MANAGEMENT
FUND                                      FEES
----                                   ----------
The Hartford Growth Fund                  0.74%
The Hartford Growth Opportunities
  Fund                                    0.73%
The Hartford SmallCap Growth Fund         0.80%
The Hartford Tax-Free Minnesota Fund      0.72%
The Hartford Tax-Free National Fund       0.73%
The Hartford U.S. Government
  Securities Fund                         0.56%
The Hartford Value Opportunities Fund     0.88%


A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007.

PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

GROWTH FUND Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2002. Mr. Boselli joined Wellington Management as an investment professional in 2002.

GROWTH OPPORTUNITIES FUND Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management Company: Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Wellington Management Company, LLP: David J. Elliott, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Ms. Dwyer joined Wellington Management as an investment professional in 1998.

TAX-FREE MINNESOTA FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NATIONAL FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.


THE HARTFORD MUTUAL FUNDS                                                     35

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Russell M. Regenauer, Senior Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.


VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David W. Palmer and David R. Fassnacht manage the fund based upon industry sectors which may vary from time to time. James N. Mordy contributes investment ideas across all sectors. Allocations among various sectors are made collectively by the team.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Fassnacht joined Wellington Management as an investment professional in 1991.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2003. Mr. Palmer joined Wellington Management as an investment professional in 1998.


36                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 SHARE CLASSES

YOU MAY INVEST IN THE CLASS L SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.

Class L has its own cost structure. For actual past expenses of the share class, see the fund-by-fund information earlier in this prospectus.

Class L has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
 CLASS L

- Front-end sales charges, as described under the heading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25% for each fund.

 DISTRIBUTION ARRANGEMENTS
HIFSCO serves as the principal underwriter for each fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of The Hartford Mutual Funds II, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the Company, including a majority of the directors who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a fund. HIFSCO is not obligated to sell any specific amount of shares of any fund.
 DISTRIBUTION PLANS
The Company, on behalf of the funds, has adopted a separate distribution plan (the "Plan") for the Class L shares of each fund, as applicable, pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS L PLAN Pursuant to the Class L Plan, a fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to each fund, for review by the Company's Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors' quarterly review of the Plans, they review the level of compensation the Plans provide.


THE HARTFORD MUTUAL FUNDS                                                     37

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit each applicable fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the fund affected thereby, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the board who are not interested persons of the funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the fund affected thereby. A Plan will automatically terminate in the event of its assignment.
 HOW SALES CHARGES ARE CALCULATED

CLASS L sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $100,000        4.75%      4.99%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.25%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $100,000        4.50%      4.71%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.25%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class L shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class L shares made to investors who qualify under any of the last four categories listed under "Waivers for Certain Investors".

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the funds may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS
REDUCING YOUR CLASS L SALES CHARGES There are several ways you can combine multiple purchases of Class L shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which

38                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service for employer sponsored retirement plans.


THE HARTFORD MUTUAL FUNDS                                                     39

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund offered in this prospectus (provided that an active account already exists in that fund and class) within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class L shares of a fund may be offered without front-end sales charges to the following individuals and institutions that owned Class L shares of the fund on February 15, 2002:

- selling broker-dealers and their employees and sales representatives,

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "Accumulation Privilege" section), of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- as described further in the SAI, certain other individuals who owned shares of the funds as of February 15, 2002.

The above individuals and institutions remain eligible for the waiver of the front-end sales charge on Class L shares of a particular fund only for as long as they remain invested in the particular fund and class.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES
This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial

40                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";


- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;


- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing

THE HARTFORD MUTUAL FUNDS                                                     41

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 ADDING TO AN ACCOUNT

YOU MAY MAKE ADDITIONAL INVESTMENTS (MINIMUM $50 PER FUND) IN THE CLASS L SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES. If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.



                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                 P.O. BOX 9140                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




42                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES

ON THE WEB

  (WIRE    TO ACCESS YOUR ACCOUNT(S)
  GRAPH-
  IC)      - Visit www.hartfordinvestor.com

           - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name"
             link.

           TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

           - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.
           - Once bank instructions have been established, click on "View Account
             Details" for the appropriate account. Select "Purchase Shares" from the
             "Select Action" menu, next to the fund you want to purchase into.
           - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

           TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND

           - Click on "View Account Details" for the appropriate account. Select
             "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
           - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE   TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPH-
  IC)      - Verify that your bank/credit union is a member of the Automated Clearing
             House (ACH) system.
           - To place your order with a representative, call the transfer  agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M.
             and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M.
             and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on
             Friday.
           - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M.
             Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
           - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

           TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
           MUTUAL FUND

           - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                 P.O. BOX 9140                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     43

 BUYING SHARES


IN WRITING:
  WITH CHECK

  (CHECK   - Make out a check for the investment amount, payable to "The Hartford
  GRAPH-     Mutual Funds."
  IC)      - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
           - Deliver the check and your investment slip, or note, to the address listed below.

BY EXCHANGE

  (ARROW   - Write a letter of instruction indicating the fund names, share class,
  GRAPH-     account number, the name(s) in which the accounts are registered, and
  IC)        your signature.
           - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE

  (WIRE    - Instruct your bank to wire the amount of your investment to:
  GRAPH-        US Bank National Association
  IC)           9633 Lyndale Ave S
                Bloomington MN 55420-4270
                ABA #091000022,
                credit account no: 1-702-2514-1341
                The Hartford Mutual Funds Purchase Account
                For further credit to: (Your name)
                Hartford Mutual Funds Account Number:
                (Your account number)
           Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.






                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                 P.O. BOX 9140                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




44                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES

ON THE WEB

  (WIRE    TO ACCESS YOUR ACCOUNT(S)
  GRAPH-
  IC)      - Visit www.hartfordinvestor.com
           - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name"
           link.
           Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

             TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR HAVE A CHECK MAILED TO
             YOUR ADDRESS OF RECORD

           - Click on "View Account Details" for the appropriate account. Select
             "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
           - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
           - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

             TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND

           - Click on "View Account Details" for the appropriate account. Select
             "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
           - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




BY LETTER
           In certain circumstances, you will need to make your request to sell shares
  [LET-    in writing. Requirements for the written requests are shown below. A check
  TER      will be mailed to the name(s) and address in which the account is
  GRAPH-   registered or otherwise according to your letter of instruction. Overnight
  IC]      delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1000, to an address of record that has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan administrator.
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.






                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                 P.O. BOX 9140                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          MINNEAPOLIS, MN 55480-9140                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     45

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
           - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
           - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
           - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
           - Signatures of the trustee(s)
           - Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN  SITUATIONS OF
     DIVORCE OR DEATH
           - Call 1-888-843-7824 for instructions
BY PHONE

           - Certain types of accounts may be redeemed by telephone. This is limited
  (PHONE     to non-retirement accounts or IRA plans where the shareowner is age 59
  GRAPH-     1/2 or older. For circumstances in which you need to request to sell
  IC)        shares in writing, see "Selling Shares by Letter."
           - Restricted to sales of up to $50,000 per shareowner any 7-day period.
           - Fill out the "Telephone Exchanges and Telephone Redemption" section of your new account application.
           - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
           - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6
             P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6
             P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.
           - Complete transaction instructions on a specific account must  be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M.
             Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
           - For automated service 24 hours a day using your touch-tone phone, call the number below.


BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

           - Fill out the "Bank Account or Credit Union Information" section of your
  (WIRE      new account application or the "Bank or Credit Union Information Form" to
  GRAPH-     add bank instructions to your account.
  IC)      - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day.
             Your bank may charge a fee for this service.
           - Wire transfers of amounts of $500 or more are available upon request.
             Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

           - Obtain a current prospectus for the fund into which you are exchanging by
  (ARROW     calling your financial representative or the transfer agent at the number
  GRAPH-     below.
  IC)      - Call your financial representative or the transfer agent to request an exchange.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

CHECKWRITING -- APPLIES TO MONEY MARKET FUND CLASS A SHARES ONLY

           - Fill out the "Class A Money Fund Checkwriting Signature Card" section of your new account application.
           - Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.
           - Write a check for any amount over $100 and sign each check as designated on the signature card.
           - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
           - You may not write a check for the entire value of your account or close your account by writing a check.
           - the amount of your check is greater than the value of your Money Market
             Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
           - Checks cleared and/or verified electronically will not be accepted.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.






                   ADDRESS:                                      PHONE NUMBER:
            THE HARTFORD MUTUAL FUNDS                      1-888-THE-STAG (843-7824)
                 P.O. BOX 64387                   OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
             ST. PAUL, MN 55164-0387                                 PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




46                                                     THE HARTFORD MUTUAL FUNDS

 SELLING SHARES IN WRITING



BY LETTER

  (LET-    In certain circumstances, you will need to make your request to sell shares
  TER      in writing. You may need to include additional items with your request, as
  GRAPH-   shown in the table below. You may also need to include a Medallion
  IC)      signature guarantee, which protects you against fraudulent orders. You will need a Medallion signature guarantee if:

           - your address of record has changed within the past 30 days

           - you are selling more than $50,000 worth of shares

           - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

           Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER

           OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
           ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.

           - Letter of instruction.

           - On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

           - Medallion signature guarantee if applicable (see above).

           OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.

           - Letter of instruction.

           - Corporate resolution, certified within the past twelve months.

           - On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

           - Medallion signature guarantee if applicable (see above).

           OWNERS OR TRUSTEES OF TRUST ACCOUNTS.

           - Letter of instruction.

           - On the letter, the signature(s) of the trustee(s).

           - Provide a copy of the trust document certified within the past twelve months.

           - Medallion signature guarantee if applicable (see above).

           JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.

           - Letter of instruction signed by surviving tenant.

           - Copy of death certificate.

           - Medallion signature guarantee if applicable (see above).

           EXECUTORS OF SHAREHOLDER ESTATES.

           - Letter of instruction signed by executor.

           - Copy of order appointing executor, certified within the past twelve months.

           - Medallion signature guarantee if applicable (see above).

           ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT TYPES
           NOT LISTED ABOVE.

           - Call 1-888-843-7824 for instructions.






                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                P.O. BOX 64387                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
            ST. PAUL, MN 55164-0387                                  PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     47

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                                                            TRANSACTION POLICIES
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 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities, or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

 EXECUTION OF REQUESTS
Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designees, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

 REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).


48                                                     THE HARTFORD MUTUAL FUNDS

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TRANSACTION POLICIES
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- Signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemptions are not permitted on accounts whose addresses have changed within the past 30 days. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.

 EXCHANGES

As long as you remain invested in Class L shares of more than one fund, you can exchange these shares for the corresponding class shares of the other fund(s) in which you are invested. If you want to exchange into a fund and class that you are not otherwise invested in, you must exchange into the Class A shares of that fund. Class A shares are offered through a separate prospectus. You may exchange Class L shares of the funds with the Class A shares of any other Hartford Mutual Fund.

The registration for both accounts involved in the exchange must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds

THE HARTFORD MUTUAL FUNDS                                                     49

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                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------
receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures(which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally,
(4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.
 ACCOUNT CLOSINGS
There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.

Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic

50                                                     THE HARTFORD MUTUAL FUNDS

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TRANSACTION POLICIES
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means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Tax-Free Minnesota Fund, Tax-Free National Fund, and U.S. Government Securities Fund are declared daily and paid monthly. Dividends from the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long- term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax adviser if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do

THE HARTFORD MUTUAL FUNDS                                                     51

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                                                            TRANSACTION POLICIES
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not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

TAXES ON DISTRIBUTIONS The Tax-Free Minnesota Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, the funds may invest up to 20% of their assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. The fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund complies with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains

52                                                     THE HARTFORD MUTUAL FUNDS

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distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS   Generally the funds will mail only
one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.


THE HARTFORD MUTUAL FUNDS                                                     53

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FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004, and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


54                                                     THE HARTFORD MUTUAL FUNDS

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
                                                   -- SELECTED PER-SHARE DATA(A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD GROWTH FUND
  For the Year Ended October 31, 2007
  Class L(g)...    $18.69     $(0.05)     $  --       $ 4.26      $ 4.21      $   --        $(1.30)         $--
  For the Year Ended October 31, 2006
  Class L......     17.50      (0.02)        --         1.21        1.19          --            --           --
  For the Year Ended October 31, 2005
  Class L......     16.32       0.01         --         1.17        1.18          --            --           --
  For the Year Ended October 31, 2004
  Class L......     15.26      (0.08)        --         1.14        1.06          --            --           --
  For the Year Ended October 31, 2003
  Class L......     11.91      (0.05)        --         3.40        3.35          --            --           --

THE HARTFORD GROWTH OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class L(g)...     29.73       0.04       0.01        11.25       11.30          --         (2.12)          --
  For the Year Ended October 31, 2006
  Class L......     28.17      (0.06)        --         3.65        3.59          --         (2.03)          --
  For the Year Ended October 31, 2005
  Class L......     23.71      (0.06)        --         4.52        4.46          --            --           --
  For the Year Ended October 31, 2004
  Class L......     21.36      (0.14)        --         2.49        2.35          --            --           --
  For the Year Ended October 31, 2003
  Class L......     15.33      (0.10)        --         6.13        6.03          --            --           --

THE HARTFORD SMALLCAP GROWTH FUND
  For the Year Ended October 31, 2007
  Class L(g)...     31.45      (0.13)        --         2.46        2.33          --            --           --
  For the Year Ended October 31, 2006
  Class L......     28.36      (0.02)        --         3.11        3.09          --            --           --
  For the Year Ended October 31, 2005
  Class L......     24.60      (0.13)        --         3.89        3.76          --            --           --
  For the Year Ended October 31, 2004
  Class L......     22.90      (0.19)        --         1.89        1.70          --            --           --
  For the Year Ended October 31, 2003
  Class L......     15.56      (0.15)        --         7.49        7.34          --            --           --

THE TAX-FREE MINNESOTA FUND
  For the Year Ended October 31, 2007
  Class L(g)...     10.37       0.43         --        (0.35)       0.08       (0.41)        (0.06)          --
  For the Year Ended October 31, 2006
  Class L......     10.25       0.40         --         0.14        0.54       (0.40)        (0.02)          --
  For the Year Ended October 31, 2005(e)
  Class L......     10.47       0.39         --        (0.22)       0.17       (0.39)           --           --
  For the Year Ended October 31, 2004
  Class L......     10.49       0.41         --         0.24        0.65       (0.40)        (0.27)          --
  For the Year Ended October 31, 2003(e)
  Class L......     10.49       0.39         --         0.05        0.44       (0.39)        (0.05)          --
                   -- SELECTED PER-SHARE DATA(A) --                -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD GROWTH FUND
  For the Year Ended October 31, 2007
  Class L(g)...      $(1.30)      $ 2.91      $21.60      24.22%(f)    $323,581        1.06%           1.05%
  For the Year Ended October 31, 2006
  Class L......          --         1.19       18.69       6.80         274,890        1.05            1.05
  For the Year Ended October 31, 2005
  Class L......          --         1.18       17.50       7.23         295,731        1.06            1.06
  For the Year Ended October 31, 2004
  Class L......          --         1.06       16.32       6.95         310,084        1.08            1.08
  For the Year Ended October 31, 2003
  Class L......          --         3.35       15.26      28.13         316,451        1.15            1.15

THE HARTFORD GROWTH OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class L(g)...       (2.12)        9.18       38.91      40.77(f)      789,757        1.05            1.04
  For the Year Ended October 31, 2006
  Class L......       (2.03)        1.56       29.73      13.45         570,541        1.07            1.07
  For the Year Ended October 31, 2005
  Class L......          --         4.46       28.17      18.81         556,462        1.09            1.09
  For the Year Ended October 31, 2004
  Class L......          --         2.35       23.71      11.00         518,009        1.08            1.08
  For the Year Ended October 31, 2003
  Class L......          --         6.03       21.36      39.34         517,892        1.10            1.10

THE HARTFORD SMALLCAP GROWTH FUND
  For the Year Ended October 31, 2007
  Class L(g)...          --         2.33       33.78       7.41(f)      137,702        1.17            1.15
  For the Year Ended October 31, 2006
  Class L......          --         3.09       31.45      10.90         118,452        1.15            1.15
  For the Year Ended October 31, 2005
  Class L......          --         3.76       28.36      15.28         119,114        1.21            1.21
  For the Year Ended October 31, 2004
  Class L......          --         1.70       24.60       7.42         114,266        1.43            1.43
  For the Year Ended October 31, 2003
  Class L......          --         7.34       22.90      47.17         112,621        1.50            1.45

THE TAX-FREE MINNESOTA FUND
  For the Year Ended October 31, 2007
  Class L(g)...       (0.47)       (0.39)       9.98       0.75           2,933        1.11            0.90
  For the Year Ended October 31, 2006
  Class L......       (0.42)        0.12       10.37       5.38           2,648        1.11            0.87
  For the Year Ended October 31, 2005(e)
  Class L......       (0.39)       (0.22)      10.25       1.62           2,890        1.12            0.90
  For the Year Ended October 31, 2004
  Class L......       (0.67)       (0.02)      10.47       6.41           2,765        1.07            0.96
  For the Year Ended October 31, 2003(e)
  Class L......       (0.44)          --       10.49       4.34           2,922        1.07            1.05
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class L(g)...       1.05%         (0.27)%      89%
  For the Year
     Ended
     October
     31, 2006
  Class L......       1.05          (0.10)       92
  For the Year
     Ended
     October
     31, 2005
  Class L......       1.06           0.05        77
  For the Year
     Ended
     October
     31, 2004
  Class L......       1.08          (0.48)       66
  For the Year
     Ended
     October
     31, 2003
  Class L......       1.15          (0.34)      129

THE HARTFORD
  GROWTH
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class L(g)...       1.04           0.12       120
  For the Year
     Ended
     October
     31, 2006
  Class L......       1.07          (0.18)      131
  For the Year
     Ended
     October
     31, 2005
  Class L......       1.09          (0.22)      156
  For the Year
     Ended
     October
     31, 2004
  Class L......       1.08          (0.58)      130
  For the Year
     Ended
     October
     31, 2003
  Class L......       1.10          (0.56)      158

THE HARTFORD
  SMALLCAP
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class L(g)...       1.15          (0.37)      105
  For the Year
     Ended
     October
     31, 2006
  Class L......       1.15          (0.08)       86
  For the Year
     Ended
     October
     31, 2005
  Class L......       1.21          (0.46)       81
  For the Year
     Ended
     October
     31, 2004
  Class L......       1.43          (0.79)      102
  For the Year
     Ended
     October
     31, 2003
  Class L......       1.45          (0.80)      122

THE TAX-FREE
  MINNESOTA
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class L(g)...       0.90           4.29        18
  For the Year
     Ended
     October
     31, 2006
  Class L......       0.87           3.95        16
  For the Year
     Ended
     October
     31,
     2005(e)
  Class L......       0.90           3.70        10
  For the Year
     Ended
     October
     31, 2004
  Class L......       0.96           3.88        13
  For the Year
     Ended
     October
     31,
     2003(e)
  Class L......       1.05           3.67        17




THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD TAX-FREE NATIONAL FUND
  For the Year Ended October 31, 2007
  Class L(g)...    $11.31     $ 0.48       $--        $(0.45)      $0.03      $(0.46)       $(0.03)         $--
  For the Year Ended October 31, 2006
  Class L......     11.10       0.44        --          0.29        0.73       (0.44)        (0.08)          --
  For the Year Ended October 31, 2005(e)
  Class L......     11.19       0.43        --         (0.09)       0.34       (0.43)           --           --
  For the Year Ended October 31, 2004
  Class L......     11.04       0.44        --          0.33        0.77       (0.45)        (0.17)          --
  For the Year Ended October 31, 2003
  Class L......     11.25       0.42        --          0.04        0.46       (0.42)        (0.25)          --
THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
  For the Year Ended October 31, 2007
  Class L(g)...      9.22       0.46        --         (0.18)       0.28       (0.45)           --           --
  For the Year Ended October 31, 2006(e)
  Class L......      9.31       0.43        --         (0.08)       0.35       (0.44)           --           --
  For the Year Ended October 31, 2005
  Class L......      9.65       0.41        --         (0.34)       0.07       (0.41)           --           --
  For the Year Ended October 31, 2004
  Class L......      9.67       0.41        --         (0.01)       0.40       (0.42)           --           --
  For the Year Ended October 31, 2003
  Class L......      9.87       0.42        --         (0.19)       0.23       (0.43)           --           --

THE HARTFORD VALUE OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class L(g)...     18.29       0.09        --          1.59        1.68       (0.14)        (1.52)          --
  For the Year Ended October 31, 2006(e)
  Class L......     15.58       0.12        --          3.11        3.23       (0.02)        (0.50)          --
  For the Year Ended October 31, 2005
  Class L......     14.06       0.07        --          1.45        1.52          --            --           --
  For the Year Ended October 31, 2004
  Class L......     12.15         --        --          1.91        1.91          --            --           --
  For the Year Ended October 31, 2003
  Class L......      9.26      (0.01)       --          2.90        2.89          --            --           --
                   -- SELECTED PER-SHARE DATA(A) --                -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD TAX-FREE NATIONAL FUND
  For the Year Ended October 31, 2007
  Class L(g)...      $(0.49)      $(0.46)     $10.85       0.28%        $ 8,380        1.10%           0.86%
  For the Year Ended October 31, 2006
  Class L......       (0.52)        0.21       11.31       6.77           7,606        1.14            1.05
  For the Year Ended October 31, 2005(e)
  Class L......       (0.43)       (0.09)      11.10       3.06           7,958        1.16            1.05
  For the Year Ended October 31, 2004
  Class L......       (0.62)        0.15       11.19       7.12           7,687        1.15            1.08
  For the Year Ended October 31, 2003
  Class L......       (0.67)       (0.21)      11.04       4.24           7,454        1.18            1.10
THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
  For the Year Ended October 31, 2007
  Class L(g)...       (0.45)       (0.17)       9.05       3.08          31,681        0.93            0.91
  For the Year Ended October 31, 2006(e)
  Class L......       (0.44)       (0.09)       9.22       3.86          30,712        1.08            1.08
  For the Year Ended October 31, 2005
  Class L......       (0.41)       (0.34)       9.31       0.77          34,880        1.08            1.08
  For the Year Ended October 31, 2004
  Class L......       (0.42)       (0.02)       9.65       4.24          38,613        1.04            1.04
  For the Year Ended October 31, 2003
  Class L......       (0.43)       (0.20)       9.67       2.32          43,202        1.06            1.06

THE HARTFORD VALUE OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class L(g)...       (1.66)        0.02       18.31       9.92(f)       43,102        1.26            1.25
  For the Year Ended October 31, 2006(e)
  Class L......       (0.52)        2.71       18.29      21.31          32,983        1.23            1.23
  For the Year Ended October 31, 2005
  Class L......          --         1.52       15.58      10.81          27,674        1.30            1.30
  For the Year Ended October 31, 2004
  Class L......          --         1.91       14.06      15.72          25,687        1.42            1.42
  For the Year Ended October 31, 2003
  Class L......          --         2.89       12.15      31.21          22,701        1.51            1.45
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  TAX-FREE
  NATIONAL FUND
  For the Year
     Ended
     October
     31, 2007
  Class L(g)...       0.86%          4.31%       43%
  For the Year
     Ended
     October
     31, 2006
  Class L......       1.05           4.01        14
  For the Year
     Ended
     October
     31,
     2005(e)
  Class L......       1.05           3.83        22
  For the Year
     Ended
     October
     31, 2004
  Class L......       1.08           4.02        18
  For the Year
     Ended
     October
     31, 2003
  Class L......       1.10           3.76        35
THE HARTFORD
  U.S.
  GOVERNMENT
  SECURITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class L(g)...       0.91           5.02        68
  For the Year
     Ended
     October
     31,
     2006(e)
  Class L......       1.08           4.67       158
  For the Year
     Ended
     October
     31, 2005
  Class L......       1.08           4.24       108
  For the Year
     Ended
     October
     31, 2004
  Class L......       1.04           4.26       110
  For the Year
     Ended
     October
     31, 2003
  Class L......       1.06           4.24       108

THE HARTFORD
  VALUE
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class L(g)...       1.25           0.50        77
  For the Year
     Ended
     October
     31,
     2006(e)
  Class L......       1.23           0.68        57
  For the Year
     Ended
     October
     31, 2005
  Class L......       1.30           0.45        38
  For the Year
     Ended
     October
     31, 2004
  Class L......       1.42           0.04        52
  For the Year
     Ended
     October
     31, 2003
  Class L......       1.45          (0.11)       57


--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 58 for impact on ratios)
(e) Per share amounts have been calculated using average shares outstanding method.
(f) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 59.
(g) Classes H, M and N were merged into Class L on February 9, 2007. (See page 57 for further details)


56                                                     THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

CLASS MERGERS:

Effective with the close of business on February 9, 2007, the shareholders approved the following class mergers:

Classes H, M and N were merged into Class L for Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund.

The mergers were accomplished by tax-free exchanges as detailed below:

GROWTH FUND                                                CLASS H    CLASS L   CLASS M   CLASS N
-----------                                                -------   --------   -------   -------
Shares exchanged                                               929         --       987       241
Shares issued -- from Class H                                   --        809        --        --
Shares issued -- from Class M                                   --        857        --        --
Shares issued -- from Class N                                   --        209        --        --
Net assets immediately before the merger                   $14,545   $268,403   $15,424    $3,768
Net assets immediately after the merger                    $    --   $302,140   $    --    $   --

GROWTH OPPORTUNITIES FUND                                  CLASS H    CLASS L   CLASS M   CLASS N
-------------------------                                  -------   --------   -------   -------
Shares exchanged                                             1,339         --       858       219
Shares issued -- from Class H                                   --      1,135        --        --
Shares issued -- from Class M                                   --        726        --        --
Shares issued -- from Class N                                   --        186        --        --
Net assets immediately before the merger                   $33,813   $593,980   $21,627    $5,531
Net assets immediately after the merger                    $    --   $654,951   $    --    $   --


SMALLCAP GROWTH FUND                                       CLASS H    CLASS L   CLASS M   CLASS N
--------------------                                       -------   --------   -------   -------
Shares exchanged                                               448         --       485       193
Shares issued -- from Class H                                   --        402        --        --
Shares issued -- from Class M                                   --        435        --        --
Shares issued -- from Class N                                   --        173        --        --
Net assets immediately before the merger                   $13,183   $117,927   $14,260    $5,668
Net assets immediately after the merger                    $    --   $151,038   $    --    $   --


TAX-FREE MINNESOTA FUND                                    CLASS H    CLASS L   CLASS M   CLASS N
-----------------------                                    -------   --------   -------   -------
Shares exchanged                                                11         --        12        14
Shares issued -- from Class H                                   --         11        --        --
Shares issued -- from Class M                                   --         12        --        --
Shares issued -- from Class N                                   --         14        --        --
Net assets immediately before the merger                   $   117   $  2,543   $   120    $  148
Net assets immediately after the merger                    $    --   $  2,928   $    --    $   --


TAX-FREE NATIONAL FUND                                     CLASS H    CLASS L   CLASS M   CLASS N
----------------------                                     -------   --------   -------   -------
Shares exchanged                                                15         --        82        34
Shares issued -- from Class H                                   --         15        --        --
Shares issued -- from Class M                                   --         82        --        --
Shares issued -- from Class N                                   --         34        --        --
Net assets immediately before the merger                   $   164   $  7,649   $   921    $  377
Net assets immediately after the merger                    $    --   $  9,111   $    --    $   --


U.S. GOVERNMENT SECURITIES FUND                            CLASS H    CLASS L   CLASS M   CLASS N
-------------------------------                            -------   --------   -------   -------
Shares exchanged                                               189         --       208        74
Shares issued -- from Class H                                   --        188        --        --
Shares issued -- from Class M                                   --        207        --        --
Shares issued -- from Class N                                   --         74        --        --
Net assets immediately before the merger                   $ 1,720   $ 29,469   $ 1,895    $  677
Net assets immediately after the merger                    $    --   $ 33,761   $    --    $   --


VALUE OPPORTUNITIES FUND                                   CLASS H    CLASS L   CLASS M   CLASS N
------------------------                                   -------   --------   -------   -------
Shares exchanged                                               221         --       425       129
Shares issued -- from Class H                                   --        205        --        --
Shares issued -- from Class M                                   --        393        --        --
Shares issued -- from Class N                                   --        119        --        --
Net assets immediately before the merger                   $ 3,711   $ 35,064   $ 7,125    $2,165
Net assets immediately after the merger                    $    --   $ 48,065   $    --    $   --




THE HARTFORD MUTUAL FUNDS                                                     57

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                              OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                                  --------------------------------------------------------
GROWTH FUND
Class L Shares                                          1.04%               1.03%               1.04%
GROWTH OPPORTUNITIES FUND
Class L Shares                                          1.03%               1.04%               1.02%
SMALLCAP GROWTH FUND
Class L Shares                                          1.15%               1.13%               1.20%
TAX-FREE MINNESOTA FUND
Class L Shares                                          0.90%               0.86%               0.89%
TAX-FREE NATIONAL FUND
Class L Shares                                          0.86%               1.05%               1.05%
U.S. GOVERNMENT SECURITIES FUND
Class L Shares                                          0.91%               1.08%               1.08%
VALUE OPPORTUNITIES FUND
Class L Shares                                          1.24%               1.22%               1.30%




58                                                     THE HARTFORD MUTUAL FUNDS

PAYMENTS FROM AFFILIATES
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                 IMPACT FROM            IMPACT FROM
                                                PAYMENT FROM            PAYMENT FROM           TOTAL RETURN
                                                AFFILIATE FOR      AFFILIATE FOR TRADING    EXCLUDING PAYMENTS
                                               SEC SETTLEMENT          REIMBURSEMENTS         FROM AFFILIATE
FUND                                         FOR THE YEAR ENDED      FOR THE YEAR ENDED     FOR THE YEAR ENDED
----                                          OCTOBER 31, 2007        OCTOBER 31, 2007       OCTOBER 31, 2007
                                             -----------------------------------------------------------------
Growth Fund Class L                                 0.01%                    --                   24.20%
Growth Opportunities Fund Class L                   0.03%                    --                   40.72%
SmallCap Growth Fund Class L                        0.01%                    --                    7.40%
Value Opportunities Fund Class L                    0.01%                    --                    9.91%




THE HARTFORD MUTUAL FUNDS                                                     59

FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------

                                 CLASS L SHARES

                                                         FUND      CUSIP
NAME                                                     CODE      NUMBER     SYMBOL
----                                                     ----    ---------    ------
The Hartford Growth Fund                                  105    416529659    FECLX
The Hartford Growth Opportunities Fund                    108    416529840    FGRWX
The Hartford SmallCap Growth Fund                         102    416529501    FACAX
The Hartford Tax-Free Minnesota Fund                      112    416529550    FTMAX
The Hartford Tax-Free National Fund                       113    416529451    FTNAX
The Hartford U.S. Government Securities Fund              115    416529352    FIUAX
The Hartford Value Opportunities Fund                     117    416529741    FVAAX




60                                                     THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.
SEC FILE NUMBER:
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                       CLASS R3, CLASS R4, CLASS R5, AND
                       CLASS Y SHARES

                       RETIREMENT PLAN PROSPECTUS
                       MARCH 1, 2008

AS WITH ALL MUTUAL      THE HARTFORD ADVISERS FUND
FUNDS, THE              THE HARTFORD CAPITAL APPRECIATION FUND
SECURITIES AND          THE HARTFORD CAPITAL APPRECIATION II FUND
EXCHANGE COMMISSION     THE HARTFORD DISCIPLINED EQUITY FUND
HAS NOT APPROVED OR     THE HARTFORD DIVIDEND AND GROWTH FUND
DISAPPROVED THESE       THE HARTFORD EQUITY INCOME FUND
SECURITIES OR PASSED    THE HARTFORD FLOATING RATE FUND
UPON THE ADEQUACY OF    THE HARTFORD GLOBAL EQUITY FUND
THIS PROSPECTUS. ANY    THE HARTFORD GLOBAL GROWTH FUND
REPRESENTATION TO       (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
THE CONTRARY IS A       THE HARTFORD GLOBAL HEALTH FUND
CRIMINAL OFFENSE.       THE HARTFORD GROWTH FUND
                        THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD HIGH YIELD FUND
                        THE HARTFORD INFLATION PLUS FUND
                        THE HARTFORD INTERNATIONAL GROWTH FUND
                        (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION
                        FUND)
                        THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        THE HARTFORD MONEY MARKET FUND
                        THE HARTFORD SMALL COMPANY FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                        THE HARTFORD STOCK FUND
                        THE HARTFORD TOTAL RETURN BOND FUND
                        THE HARTFORD VALUE FUND
                        THE HARTFORD VALUE OPPORTUNITIES FUND
                        THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                        THE HARTFORD GROWTH ALLOCATION FUND
                        THE HARTFORD BALANCED ALLOCATION FUND
                        THE HARTFORD CONSERVATIVE ALLOCATION FUND
                        THE HARTFORD INCOME ALLOCATION FUND
                        THE HARTFORD RETIREMENT INCOME FUND
                        THE HARTFORD TARGET RETIREMENT 2010 FUND
                        THE HARTFORD TARGET RETIREMENT 2020 FUND
                        THE HARTFORD TARGET RETIREMENT 2030 FUND



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

CONTENTS

--------------------------------------------------------------------------------


Introduction                Introduction                                                 2
A summary of each           The Hartford Advisers Fund
fund's                                                                                   4
goals, principal            The Hartford Capital Appreciation Fund
strategies,                                                                              8
main risks,                 The Hartford Capital Appreciation II Fund
performance and                                                                         11
expenses                    The Hartford Disciplined Equity Fund                        14
                            The Hartford Dividend and Growth Fund                       17
                            The Hartford Equity Income Fund                             20
                            The Hartford Floating Rate Fund                             23
                            The Hartford Global Equity Fund                             27
                            The Hartford Global Growth Fund (formerly The
                            Hartford Global Leaders Fund)                               29
                            The Hartford Global Health Fund                             32
                            The Hartford Growth Fund                                    36
                            The Hartford Growth Opportunities Fund                      39
                            The Hartford High Yield Fund                                43
                            The Hartford Inflation Plus Fund                            46
                            The Hartford International Growth Fund (formerly
                            The Hartford International Capital Appreciation
                            Fund)                                                       50
                            The Hartford International Opportunities Fund               53
                            The Hartford Money Market Fund                              56
                            The Hartford Small Company Fund                             59
                            The Hartford SmallCap Growth Fund                           62
                            The Hartford Stock Fund                                     66
                            The Hartford Total Return Bond Fund                         69
                            The Hartford Value Fund                                     73
                            The Hartford Value Opportunities Fund                       76
                            The Hartford Equity Growth Allocation Fund                  79
                            The Hartford Growth Allocation Fund                         83
                            The Hartford Balanced Allocation Fund                       88
                            The Hartford Conservative Allocation Fund                   93
                            The Hartford Income Allocation Fund                         98
                            The Hartford Retirement Income Fund                        102
                            The Hartford Target Retirement 2010 Fund                   107
                            The Hartford Target Retirement 2020 Fund                   112
                            The Hartford Target Retirement 2030 Fund                   117
Description of other        Investment strategies and investment matters               122
investment                  Terms used in this Prospectus
strategies and                                                                         125
investment risks
Investment manager          Management of the funds
and                                                                                    127
management fee
information
Information on your         About your account
account                                                                                136
                            Choosing a share class                                     136
                            Investor Requirements                                      139
                            Opening an account                                         140
                            Buying shares                                              141
                            Selling shares                                             141
                            Transaction Policies                                       142
                            Dividends and account policies                             144
Further information         Financial highlights
on the                                                                                 146
funds                       Fund code, CUSIP number and symbol                         160
                            For more information                                back cover




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION

--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class R3, Class R4, Class R5 and Class Y shares of the funds. Each of the funds also offers Class A, Class B and Class C shares pursuant to a separate prospectus describing these classes. Certain of the funds also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds, pursuant to a separate prospectus describing that class. In addition, the Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund also offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class. The Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund do not offer Class Y shares.

Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares. Class B shares will no longer be available to employer-sponsored retirement plans after June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional).

Below is a summary table briefly describing certain differences between the different share classes offered in this retirement plan prospectus. You should refer to the summary of each fund's goals, principal strategies, main risks, performance and expenses for more details. The funds offer several classes of shares to retirement plans. Each class has its own expense structure and may provide for different levels of service and different amounts of compensation to financial intermediaries. It is the responsibility of a plan fiduciary to choose the share class (and pricing) that best suits the needs of plan participants.


                                      CLASS R3                 CLASS R4                 CLASS R5                 CLASS Y


Investment Minimums                     None                     None                     None                 $1 million

Maximum Sales Charge (Load)*            None                     None                     None                    None

Maximum Deferred Sales
  Charge (Load)*                        None                     None                     None                    None

Management Fees**                  Varies by fund           Varies by fund           Varies by fund          Varies by fund

Distribution And Service
  (12b-1) Fees**                       0.50%                    0.25%                     None                    None

Administrative Fee**                   0.20%                    0.15%                    0.10%                    None

Eligible Investors                                                                                       Employee benefit or
                               401(k) plans, 457       401(k) plans, 457         401(k) plans, 457       retirement plans with
                               plans, employer-        plans, employer-          plans, employer-        at least $10 million
                               sponsored 403(b)        sponsored 403(b)          sponsored 403(b)        in plan assets, or 750
                               plans, profit-sharing   plans, profit-sharing     plans, profit-sharing   or more eligible
                               and money purchase      and money purchase        and money purchase      employees; and
                               pension plans,          pension plans,            pension plans,          certain employee
                               defined benefit         defined benefit           defined benefit         benefit or retirement
                               plans, and              plans, and nonqualified   plans, and              plans.
                               nonqualified            deferred                  nonqualified
                               deferred                compensation plans.       deferred
                               compensation plans.                               compensation plans.



*     Imposed on purchases as a percentage of the offering price

**    As a percentage of a fund's average net assets

+ See "Investor Requirements" for additional institutional eligible investors.


2                                                      THE HARTFORD MUTUAL FUNDS

Each fund is a diversified fund except for the Floating Rate Fund, Global Health Fund and Inflation Plus Fund which are non-diversified.

The following funds are referred to as the Hartford Fixed Income Funds:

     -  Floating Rate Fund

     -  High Yield Fund

     -  Inflation Plus Fund

     -  Money Market Fund

     -  Total Return Bond Fund

The following funds are referred to as the Asset Allocation Funds:

     -  Equity Growth Allocation Fund

     -  Growth Allocation Fund

     -  Balanced Allocation Fund

     -  Conservative Allocation Fund

     -  Income Allocation Fund

The following funds are referred to as the Target Retirement Funds:

     -  Retirement Income Fund

     -  Target Retirement 2010 Fund

     -  Target Retirement 2020 Fund

     -  Target Retirement 2030 Fund

The Asset Allocation Funds, together with the Target Retirement Funds, are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.


Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.


THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -  equities,

     -  debt securities, and

     -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Fitch, Inc. ("Fitch"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and

4                                                      THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------
loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       21.62%    12.62%     1.36%    -4.73%    -12.70%   18.55%     3.72%     7.16%    10.71%     6.70%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 10.81% (4th quarter, 1998) and the lowest quarterly return was -9.63% (2nd quarter, 2002).




THE HARTFORD MUTUAL FUNDS                                                      5

                                                      THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                  1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes                                      6.70%     9.24%     6.03%
  Class R3 Return Before Taxes(1)                                  5.89%     9.08%     5.95%
  Class R4 Return Before Taxes(1)                                  6.24%     9.15%     5.99%
  Class R5 Return Before Taxes(1)                                  6.55%     9.21%     6.02%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                           5.49%    12.82%     5.91%
  Lehman Brothers Government/Credit Bond Index (reflects no
  deduction for fees, expenses or taxes)                           7.23%     4.44%     6.01%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


6                                                      THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.63%        0.63%        0.63%       0.63%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.25%        0.20%        0.15%       0.06%
  Total annual operating expenses(2)                        1.38%        1.08%        0.78%       0.69%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party record keeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares and Class R5 shares at 1.43%, 1.13% and 0.83%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                    CLASS R3     CLASS R4     CLASS R5     CLASS Y
  Year 1                                                  $  141       $  110        $ 80         $ 70
  Year 3                                                  $  437       $  343        $249         $221
  Year 5                                                  $  755       $  595        $433         $384
  Year 10                                                 $1,657       $1,317        $966         $859




THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




8                                                      THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        3.68%    67.49%     8.85%    -6.26%    -22.38%   41.17%    18.60%    15.65%    16.15%    16.66%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 36.93% (4th quarter, 1999) and the lowest quarterly return was -21.79% (3rd quarter, 1998).
 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                  1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes                                      16.66%   21.26%     13.68%
  Class R3 Return Before Taxes(1)                                  15.76%   21.07%     13.59%
  Class R4 Return Before Taxes(1)                                  16.16%   21.16%     13.63%
  Class R5 Return Before Taxes(1)                                  16.41%   21.21%     13.66%
  Russell 3000 Index (reflects no deduction for fees, expenses
  or taxes)                                                         5.14%   13.63%      6.22%


INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


THE HARTFORD MUTUAL FUNDS                                                      9

                                          THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.66%        0.66%        0.66%       0.66%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.72%        0.23%        0.18%       0.06%
  Total annual operating expenses                           1.88%        1.14%        0.84%       0.72%
  Less: Contractual expense reimbursement(2)                0.51%         None         None        None
  Net annual operating expenses(2)                          1.37%        1.14%        0.84%       0.72%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares and Class R5 shares at 1.54%, 1.24% and 0.94%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                      CLASS R3   CLASS R4   CLASS R5   CLASS Y
  Year 1                                                    $  139     $  116     $   86      $ 74
  Year 3                                                    $  434     $  362     $  268      $230
  Year 5                                                    $  750     $  628     $  466      $401
  Year 10                                                   $1,646     $1,386     $1,037      $894




10                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile. The fund is organized as follows:

Opportunistic Growth:

Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value:

Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities:

Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.




THE HARTFORD MUTUAL FUNDS                                                     11

                                       THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       18.12%    18.55%


        2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 10.03% (2nd quarter, 2007) and the lowest quarterly return was -1.74% (2nd quarter, 2006).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                   LIFE OF FUND
                                                                        1 YEAR   (SINCE 4/29/05)
  Class Y Return Before Taxes                                           18.55%        21.07%
  Class R3 Return Before Taxes(1)                                       17.58%        20.70%
  Class R4 Return Before Taxes(1)                                       18.11%        20.91%
  Class R5 Return Before Taxes(1)                                       18.48%        21.05%
  Russell 3000 Index (reflects no deduction for fees, expenses
  or taxes)                                                              5.14%        11.90%



INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


12                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.94%        0.94%        0.94%       0.94%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.36%        0.27%        0.27%       0.08%
  Total annual operating expenses(2)                        1.80%        1.46%        1.21%       1.02%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.85%, 1.55%, 1.25% and 1.25%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.
EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  183      $  149      $  123      $  104
  Year 3                                                     $  566      $  462      $  384      $  325
  Year 5                                                     $  975      $  797      $  665      $  563
  Year 10                                                    $2,116      $1,746      $1,466      $1,248





THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




14                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       21.45%    -6.15%    -8.08%    -24.60%   28.89%     8.39%     6.61%    12.43%     8.35%


        1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 15.51% (4th quarter, 1999) and the lowest quarterly return was -16.46% (3rd quarter, 2002).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                   LIFE OF FUND
                                                              1 YEAR   5 YEARS   (SINCE 4/30/98)
  Class Y Return Before Taxes                                  8.35%    12.64%        5.32%
  Class R3 Return Before Taxes(1)                              7.53%    12.47%        5.23%
  Class R4 Return Before Taxes(1)                              7.89%    12.55%        5.27%
  Class R5 Return Before Taxes(1)                              8.20%    12.61%        5.30%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                       5.49%    12.82%        4.59%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


THE HARTFORD MUTUAL FUNDS                                                     15

                                            THE HARTFORD DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.80%        0.80%        0.80%       0.80%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.28%        0.22%        0.18%       0.08%
  Total annual operating expenses(2)                        1.58%        1.27%        0.98%       0.88%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.65%, 1.35%, 1.05% and 1.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  161      $  129      $  100      $   90
  Year 3                                                     $  499      $  403      $  312      $  281
  Year 5                                                     $  860      $  697      $  542      $  488
  Year 10                                                    $1,878      $1,534      $1,201      $1,084




16                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies within the index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




THE HARTFORD MUTUAL FUNDS                                                     17

                                           THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       14.86%     5.10%    10.82%    -4.15%    -13.70%   26.44%    12.44%     5.87%    20.08%     8.18%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 15.26% (2nd quarter, 2003) and the lowest quarterly return was -18.16% (3rd quarter, 2002).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                 1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes                                     8.18%    14.34%     8.02%
  Class R3 Return Before Taxes(1)                                 7.38%    14.16%     7.94%
  Class R4 Return Before Taxes(1)                                 7.70%    14.24%     7.97%
  Class R5 Return Before Taxes(1)                                 8.03%    14.31%     8.01%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                          5.49%    12.82%     5.91%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                             -0.17%    14.63%     7.68%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


18                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.63%        0.63%        0.63%       0.63%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.32%        0.21%        0.17%       0.06%
  Total annual operating expenses(2)                        1.45%        1.09%        0.80%       0.69%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares and Class R5 shares at 1.50%, 1.20% and 0.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  148      $  111       $ 82        $ 70
  Year 3                                                     $  459      $  347       $255        $221
  Year 5                                                     $  792      $  601       $444        $384
  Year 10                                                    $1,735      $1,329       $990        $859





THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



20                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       10.51%     5.37%    21.03%     7.16%


        2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 8.53% (4th quarter, 2004) and the lowest quarterly return was -2.43% (4th quarter, 2007).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                               LIFE OF FUND
                                                                    1 YEAR   (SINCE 8/28/03)
  Class Y Return Before Taxes                                         7.16%       12.95%
  Class R3 Return Before Taxes(1)                                     6.37%       12.76%
  Class R4 Return Before Taxes(1)                                     6.71%       12.84%
  Class R5 Return Before Taxes(1)                                     7.01%       12.91%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                 -0.17%       13.35%(2)



INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

(2) Return is from 8/31/2003 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     21

                                                 THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                        CLASS R3     CLASS R4       CLASS R5       CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as
  a percentage of offering price                           None         None           None          None
  Maximum deferred sales charge (load) (as a
  percentage of purchase price or redemption
  proceeds, whichever is less)                             None         None           None          None
  Exchange fees                                            None         None           None          None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                      0.73%        0.73%          0.73%         0.73%
  Distribution and service (12b-1) fees                   0.50%        0.25%           None          None
  Other expenses(2)                                       0.32%        0.20%          0.16%         0.07%
  Total annual operating expenses(3)                      1.55%        1.18%          0.89%         0.80%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund. In addition, HIFSCO has voluntarily agreed to waive a portion of the management fee until October 31, 2008. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.68% and assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3 shares, Class R4 shares, Class R5 shares or Class Y shares of the fund are 1.50%, 1.13%, 0.84% and 0.75%, respectively.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party record keeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.60%, 1.30%, 1.00% and 0.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  158      $  120      $   91       $ 82
  Year 3                                                     $  490      $  375      $  284       $255
  Year 5                                                     $  845      $  649      $  493       $444
  Year 10                                                    $1,845      $1,432      $1,096       $990





22                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds".

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management, relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower

THE HARTFORD MUTUAL FUNDS                                                     23

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------


than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.




24                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        6.99%     1.07%


        2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 2.01% (1st quarter, 2007) and the lowest quarterly return was -1.72% (3rd quarter, 2007).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                LIFE OF FUND
                                                                     1 YEAR   (SINCE 4/29/05)
  Class Y Return Before Taxes                                         1.07%        4.61%
  Class R3 Return Before Taxes(1)                                     0.58%        4.42%
  Class R4 Return Before Taxes(1)                                     0.74%        4.48%
  Class R5 Return Before Taxes(1)                                     1.33%        4.71%
  Credit Suisse Leverage Loan Index                                   1.87%        4.90%


INDEX: Credit Suisse Leverage Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


THE HARTFORD MUTUAL FUNDS                                                     25

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.61%        0.61%        0.61%       0.61%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.43%        0.22%        0.27%       0.07%
  Total annual operating expenses                           1.54%        1.08%        0.88%       0.68%
  Less: Contractual expense reimbursement(2)                0.29%        0.08%        0.03%        None
  Net annual operating expenses(2)                          1.25%        1.00%        0.85%       0.68%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.

(2) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.25%, 1.00%, 0.85% and 0.75%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  127      $  102      $   87       $ 69
  Year 3                                                     $  397      $  318      $  271       $218
  Year 5                                                     $  686      $  552      $  471       $379
  Year 10                                                    $1,511      $1,225      $1,049       $847




26                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Equity Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund's diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.




THE HARTFORD MUTUAL FUNDS                                                     27

                                                 THE HARTFORD GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.95%        0.95%        0.95%       0.95%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.45%        0.40%        0.35%       0.25%
  Total annual operating expenses(2)                        1.90%        1.60%        1.30%       1.20%


(1) "Other Expenses" are estimated for the current year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.90%, 1.65%, 1.40% and 1.30%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.
EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                      $193        $163        $132        $122
  Year 3                                                      $597        $505        $412        $381





28                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL GROWTH FUND
(FORMERLY THE HARTFORD GLOBAL LEADERS FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Growth Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of growth companies located worldwide. The fund's investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $2 billion. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.




THE HARTFORD MUTUAL FUNDS                                                     29

                                                 THE HARTFORD GLOBAL GROWTH FUND
                                     (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   (BAR CHART)



       48.39%    -6.84%    -16.91%   -20.03%   35.68%    19.04%     2.31%    13.80%    24.98%


        1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 32.04% (4th quarter, 1999) and the lowest quarterly return was -19.86% (3rd quarter, 2002).
 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                    LIFE OF FUND
                                                               1 YEAR   5 YEARS   (SINCE 9/30/98)
  Class Y Return Before Taxes                                   24.98%   18.63%        11.84%
  Class R3 Return Before Taxes(1)                               24.03%   18.43%        11.75%
  Class R4 Return Before Taxes(1)                               24.43%   18.51%        11.79%
  Class R5 Return Before Taxes(1)                               24.79%   18.58%        11.82%
  Morgan Stanley Capital International World Growth Index
  (reflects no deduction for fees, expenses or taxes)           15.12%   15.83%         5.68%


INDEX: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


30                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL GROWTH FUND
                                     (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
--------------------------------------------------------------------------------
YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.82%        0.82%        0.82%       0.82%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.27%        0.21%        0.17%       0.07%
  Total annual operating expenses(2)                        1.59%        1.28%        0.99%       0.89%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.73%, 1.43%, 1.13% and 1.13%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.
EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  162      $  130      $  101      $   91
  Year 3                                                     $  502      $  406      $  315      $  284
  Year 5                                                     $  866      $  702      $  547      $  493
  Year 10                                                    $1,889      $1,545      $1,213      $1,096




THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -  the company's business franchise is temporarily mispriced,

     -  the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     -  fundamental expectations are not met,

     -  a company's prospects become less appealing, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


--------------------------------------------------------------------------------


32                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------
MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                     33

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                                   (BAR CHART)



        2.21%    -17.02%   31.71%    12.46%    12.41%    10.76%     6.14%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 22.27% (2nd quarter, 2003) and the lowest quarterly return was -14.77% (2nd quarter, 2002).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                   LIFE OF FUND
                                                              1 YEAR   5 YEARS   (SINCE 05/01/00)
  Class Y Return Before Taxes                                  6.14%    14.37%        12.44%
  Class R3 Return Before Taxes(1)                              5.20%    14.16%        12.31%
  Class R4 Return Before Taxes(1)                              5.64%    14.26%        12.38%
  Class R5 Return Before Taxes(1)                              5.92%    14.32%        12.41%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                       5.49%    12.82%         1.84%(2)
  S&P GSSI Health Care Index (reflects no deduction for
  fees, expenses or taxes)                                     8.24%    10.87%         5.50%(2)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The S&P GSSI Health Care Index (formerly known as the Goldman Sachs Health Care Index) is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

(2) Return is from 4/30/2000 - 12/31/2007.


34                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.88%        0.88%        0.88%       0.88%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.60%        0.27%        0.24%       0.07%
  Total annual operating expenses                           1.98%        1.40%        1.12%       0.95%
  Less: Contractual expense reimbursement(2)                0.15%         None         None        None
  Net annual operating expenses(2)                          1.83%        1.40%        1.12%       0.95%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.85%, 1.55%, 1.25% and 1.20%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  186      $  143      $  114      $   97
  Year 3                                                     $  576      $  443      $  356      $  303
  Year 5                                                     $  990      $  766      $  617      $  525
  Year 10                                                    $2,148      $1,680      $1,363      $1,166




THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business models, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.



36                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history for Class Y shares prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). In addition, because Class R3, Class R4 and Class R5 shares were not offered prior to December 22, 2006, performance history for Class R3, Class R4 and Class R5 shares between February 19, 2002 and December 22, 2006 is based upon the fund's Class Y shares. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y. Class L returns reflected in the bar chart and table do not include the effect of sales charges.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y and Class L shares, as applicable, because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y and Class L shares, as applicable, because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       29.63%    34.67%    -4.95%    -14.60%   -24.46%   33.22%    12.40%     4.62%     4.74%    17.05%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).

 (1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                     1 YEAR    5 YEARS    10 YEARS
  Class Y Return Before Taxes(1)                                      17.05%    13.94%      7.51%
  Class R3 Return Before Taxes(1)                                     16.16%    13.76%      7.43%
  Class R4 Return Before Taxes(1)                                     16.56%    13.84%      7.46%
  Class R5 Return Before Taxes(1)                                     16.89%    13.90%      7.49%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                  11.81%    12.11%      3.83%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002, while Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance between February 19, 2002 and December 22, 2006 reflects Class Y share performance and operating expenses. Class R3, Class R4, Class R5 and Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4, Class R5 and Class Y have no sales charges.


THE HARTFORD MUTUAL FUNDS                                                     37

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                        0.73%        0.73%        0.73%       0.73%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(2)                                         0.37%        0.17%        0.15%       0.07%
  Total annual operating expenses                           1.60%        1.15%        0.88%       0.80%
  Less: Contractual expense reimbursement(3)                0.05%         None         None        None
  Net annual operating expenses(3)                          1.55%        1.15%        0.88%       0.80%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.55%, 1.25%, 0.95% and 0.95%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  158      $  117      $   90       $ 82
  Year 3                                                     $  490      $  365      $  281       $255
  Year 5                                                     $  845      $  633      $  488       $444
  Year 10                                                    $1,845      $1,398      $1,084       $990




38                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify companies with accelerating operating momentum for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.




THE HARTFORD MUTUAL FUNDS                                                     39

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history for Class Y shares prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). In addition, because Class R3, Class R4 and Class R5 shares were not offered prior to December 22, 2006, performance history for Class R3, Class R4 and Class R5 shares between February 19, 2002 and December 22, 2006 is based upon the fund's Class Y shares. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y. Class L returns reflected in the bar chart and table do not include the effect of sales charges.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y and Class L shares, as applicable, because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y and Class L shares, as applicable, because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       18.97%    53.67%     3.47%    -24.11%   -28.21%   44.44%    16.83%    16.16%    11.83%    28.69%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).
 (1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



40                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                 1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes(1)                                 28.69%    23.04%    11.26%
  Class R3 Return Before Taxes(1)                                27.74%    22.85%    11.18%
  Class R4 Return Before Taxes(1)                                28.28%    22.96%    11.23%
  Class R5 Return Before Taxes(1)                                28.49%    23.00%    11.25%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                             11.81%    12.11%     3.83%
  Russell 3000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                             11.40%    12.42%     3.83%


INDICES: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002, while Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance between February 19, 2002 and December 22, 2006 reflects Class Y share performance and operating expenses. Class R3, Class R4, Class R5 and Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4, Class R5 and Class Y have no sales charges.



THE HARTFORD MUTUAL FUNDS                                                     41

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                        0.72%        0.72%        0.72%       0.72%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(2)                                         0.30%        0.25%        0.22%       0.07%
  Total annual operating expenses(3)                        1.52%        1.22%        0.94%       0.79%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.61%, 1.31%, 1.01% and 1.01%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  155      $  124      $   96       $ 81
  Year 3                                                     $  480      $  387      $  300       $252
  Year 5                                                     $  829      $  670      $  520       $439
  Year 10                                                    $1,813      $1,477      $1,155       $978




42                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P or "B-" by Fitch, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value. Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its

THE HARTFORD MUTUAL FUNDS                                                     43

                                                    THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------


value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        3.98%     1.04%     3.27%    -7.51%    24.86%     7.55%     1.50%    11.34%     2.95%


        1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 9.32% (2nd quarter, 2003) and the lowest quarterly return was -5.72% (3rd quarter, 2002)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                   LIFE OF FUND
                                                              1 YEAR   5 YEARS   (SINCE 9/30/98)
  Class Y Return Before Taxes                                  2.95%     9.33%        5.37%
  Class R3 Return Before Taxes(1)                              2.24%     9.18%        5.29%
  Class R4 Return Before Taxes(1)                              2.55%     9.24%        5.32%
  Class R5 Return Before Taxes(1)                              2.80%     9.30%        5.35%
  Lehman Brothers High Yield Corporate Index (reflects no
  deduction for fees, expenses or taxes)                       1.87%    10.90%        6.00%



INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


44                                                     THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                        0.70%        0.70%        0.70%       0.70%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(2)                                         0.51%        0.27%        0.24%       0.12%
  Total annual operating expenses                           1.71%        1.22%        0.94%       0.82%
  Less: Contractual expense reimbursement(3)                0.31%        0.12%        0.04%        None
  Net annual operating expenses(3)                          1.40%        1.10%        0.90%       0.82%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party record keeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.40%, 1.10%, 0.90% and 0.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  143      $  112      $   92      $   84
  Year 3                                                     $  443      $  350      $  287      $  262
  Year 5                                                     $  766      $  606      $  498      $  455
  Year 10                                                    $1,680      $1,340      $1,108      $1,014





THE HARTFORD MUTUAL FUNDS                                                     45

THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. Inflation-protected debt securities have a tendency to react to changes in real

46                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------


interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     47

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        7.45%     2.19%    -0.01%    11.76%


        2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 5.17% (4th quarter, 2007) and the lowest quarterly return was -3.31% (2nd quarter, 2004).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                              LIFE OF CLASS
                                                                  1 YEAR   (SINCE 11/28/03)(1)
  Class Y Return Before Taxes                                     11.76%          5.35%
  Class R3 Return Before Taxes(2)                                 11.05%          5.16%
  Class R4 Return Before Taxes(2)                                 11.38%          5.24%
  Class R5 Return Before Taxes(2)                                 11.61%          5.29%
  Lehman Brothers U.S. TIPS Index (reflects no deduction for
  fees, expenses or taxes)                                        11.64%          5.89%


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.
(1) Class Y shares commenced operations on November 28, 2003.

(2) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


48                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                        0.55%        0.55%        0.55%       0.55%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expense
  Interest expense                                          0.17%        0.16%        0.17%       0.16%
  All other expenses(2)                                     0.43%        0.37%        0.33%       0.23%
  Total other expenses                                      0.60%        0.53%        0.50%       0.39%
  Total annual operating expenses                           1.65%        1.33%        1.05%       0.94%
  Less: Contractual expense reimbursement(3)                0.23%        0.17%        0.12%       0.18%
  Net annual operating expenses(3)                          1.42%        1.16%        0.93%       0.76%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party record keeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 and Class Y shares at 1.25%, 1.00%, 0.85% and 0.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.25%, 1.00%, 0.76% and 0.60%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking to maintain total annual operating expenses described above is due to interest expense on reverse repurchase agreements. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  145      $  118      $   95       $ 78
  Year 3                                                     $  449      $  368      $  296       $243
  Year 5                                                     $  776      $  638      $  515       $422
  Year 10                                                    $1,702      $1,409      $1,143       $942




THE HARTFORD MUTUAL FUNDS                                                     49

THE HARTFORD INTERNATIONAL GROWTH FUND
(FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Growth Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $326 million to $232 billion. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.




50                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       -18.46%   49.73%    23.81%     6.07%    23.40%    22.89%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 25.08% (2nd quarter, 2003) and the lowest quarterly return was -21.70% (3rd quarter, 2002).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                   LIFE OF FUND
                                                              1 YEAR   5 YEARS   (SINCE 4/30/01)
  Class Y Return Before Taxes                                 22.89%    24.41%        11.53%
  Class R3 Return Before Taxes(1)                             21.95%    24.20%        11.39%
  Class R4 Return Before Taxes(1)                             22.34%    24.30%        11.46%
  Class R5 Return Before Taxes(1)                             22.69%    24.37%        11.50%
  MSCI EAFE Growth Index (reflects no deduction for fees,
  expenses or taxes)                                          16.84%    20.25%         9.17%


INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


THE HARTFORD MUTUAL FUNDS                                                     51

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.90%        0.90%        0.90%       0.90%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.41%        0.25%        0.21%       0.13%
  Total annual operating expenses(2)                        1.81%        1.40%        1.11%       1.03%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.85%, 1.55%, 1.25% and 1.20%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  184      $  143      $  113     $   105
  Year 3                                                     $  569      $  443      $  353     $   328
  Year 5                                                     $  980      $  766      $  612     $   569
  Year 10                                                    $2,127      $1,680      $1,352     $1,259




52                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The fund seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index"). As of December 31, 2007, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $131 million and $354 billion. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.




THE HARTFORD MUTUAL FUNDS                                                     53

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       13.11%    39.63%    -15.19%   -18.32%   -19.92%   32.06%    17.90%    14.27%    24.34%    27.10%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 22.37% (4th quarter, 1999) and the lowest quarterly return was -22.38% (3rd quarter, 2002).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                    1 YEAR    5 YEARS    10 YEARS
  Class Y Return Before Taxes                                       27.10%     22.96%      9.43%
  Class R3 Return Before Taxes(1)                                   26.06%     22.75%      9.34%
  Class R4 Return Before Taxes(1)                                   26.46%     22.83%      9.37%
  Class R5 Return Before Taxes(1)                                   26.88%     22.91%      9.41%
  MSCI AC World ex US Index (reflects no deduction for fees,
  expenses or taxes)                                                17.12%     24.52%     10.09%


INDEX: The MSCI AC World ex US Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


54                                                     THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.85%        0.85%        0.85%       0.85%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.44%        0.25%        0.20%       0.10%
  Total annual operating expenses(2)                        1.79%        1.35%        1.05%       0.95%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.82%, 1.52%, 1.22% and 1.22%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  182      $  137      $  107      $   97
  Year 3                                                     $  563      $  428      $  334      $  303
  Year 5                                                     $  970      $  739      $  579      $  525
  Year 10                                                    $2,105      $1,624      $1,283      $1,166




THE HARTFORD MUTUAL FUNDS                                                     55

THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.




56                                                     THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        5.16%     4.80%     6.00%     3.76%     1.60%     0.69%     0.88%     2.78%     4.56%     4.80%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 1.54% (3rd quarter, 2000) and the lowest quarterly return was 0.14% (2nd quarter, 2004).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                     1 YEAR    5 YEARS    10 YEARS
  Class Y                                                             4.80%     2.73%       3.49%
  Class R3(1)                                                         4.14%     2.59%       3.42%
  Class R4(1)                                                         4.51%     2.66%       3.46%
  Class R5(1)                                                         4.77%     2.72%       3.49%
  90-Day Treasury Bill Index (reflects no deduction for fees,
  expenses or taxes)(2)                                               4.40%     2.90%       3.50%


INDEX: The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills. You cannot invest directly in an index.
(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

(2) The 60-Day Treasury Bill Index is no longer available as the fund's index.

Please call 1-888-843-7824 for the fund's most current and effective yield information.


THE HARTFORD MUTUAL FUNDS                                                     57

                                                  THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                        0.45%        0.45%        0.45%       0.45%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(2)                                         0.29%        0.26%        0.22%       0.08%
  Total annual operating expenses                           1.24%        0.96%        0.67%       0.53%
  Less: Contractual expense reimbursement(3)                0.09%        0.11%        0.02%        None
  Net annual operating expenses(3)                          1.15%        0.85%        0.65%       0.53%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 and Class Y shares at 1.25%, 1.00%, 0.85% and 0.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.15%, 0.85%, 0.65% and 0.65%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  117      $   87       $ 66        $ 54
  Year 3                                                     $  365      $  271       $208        $170
  Year 5                                                     $  633      $  471       $362        $296
  Year 10                                                    $1,398      $1,049       $810        $665




58                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth,

     -  are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and

THE HARTFORD MUTUAL FUNDS                                                     59

                                                 THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------


increased tax liability from the fund's realization of capital gains.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.

Hartford Investment Management became an additional sub-adviser effective June 2006. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       11.05%    66.37%    -12.64%   -15.39%   -30.27%   56.18%    11.90%    21.05%    14.21%    11.81%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 35.99% (4th quarter, 1999) and the lowest quarterly return was -23.61% (3rd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                  1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes                                      11.81%   21.98%     9.90%
  Class R3 Return Before Taxes(1)                                  10.99%   21.80%     9.82%
  Class R4 Return Before Taxes(1)                                  11.35%   21.88%     9.86%
  Class R5 Return Before Taxes(1)                                  11.67%   21.95%     9.89%
  Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                7.05%   16.50%     4.32%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


60                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.82%        0.82%        0.82%       0.82%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.38%        0.27%        0.24%       0.09%
  Total annual operating expenses                           1.70%        1.34%        1.06%       0.91%
  Less: Contractual expense reimbursement(2)                0.05%         None        0.01%        None
  Net annual operating expenses(2)                          1.65%        1.34%        1.05%       0.91%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.65%, 1.35%, 1.05% and 1.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  168      $  136      $  107      $   93
  Year 3                                                     $  520      $  425      $  334      $  290
  Year 5                                                     $  897      $  734      $  579      $  504
  Year 10                                                    $1,955      $1,613      $1,283      $1,120




THE HARTFORD MUTUAL FUNDS                                                     61

THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive value and momentum measures. Value factors compare securities within sectors based on measures such as valuations, earnings quality and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


62                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------
The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.


--------------------------------------------------------------------------------


THE HARTFORD MUTUAL FUNDS                                                     63

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history for Class Y shares prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). In addition, because Class R3, Class R4 and Class R5 shares were not offered prior to December 22, 2006, performance history for Class R3, Class R4 and Class R5 shares between February 19, 2002 and December 22, 2006 is based upon the fund's Class Y shares. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y. Class L returns reflected in the bar chart and table do not include the effect of sales charges.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y and Class L shares, as applicable, because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y and Class L shares, as applicable, because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

Hartford Investment Management became an additional sub-adviser effective November 2006. The following information includes the fund's performance when it was managed by a previous investment adviser. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       19.85%    111.43%   -13.95%   -21.97%   -28.86%   49.94%    15.67%    10.20%     5.85%    -2.00%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).
 (1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                     1 YEAR    5 YEARS    10 YEARS
  Class Y Return Before Taxes(1)                                      -2.00%    14.66%      9.14%
  Class R3 Return Before Taxes(1)                                     -2.72%    14.49%      9.07%
  Class R4 Return Before Taxes(1)                                     -2.41%    14.57%      9.10%
  Class R5 Return Before Taxes(1)                                     -2.13%    14.63%      9.13%
  Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                   7.05%    16.50%      4.32%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002, while Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance between February 19, 2002 and December 22, 2006 reflects Class Y share performance and operating expenses. Class R3, Class R4, Class R5 and Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4, Class R5 and Class Y have no sales charges.


64                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                        0.77%        0.77%        0.77%       0.77%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(2)                                         0.50%        0.34%        0.22%       0.13%
  Total annual operating expenses                           1.77%        1.36%        0.99%       0.90%
  Less: Contractual expense reimbursement(3)                0.12%        0.01%         None        None
  Net annual operating expenses(3)                          1.65%        1.35%        0.99%       0.90%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.65%, 1.35%, 1.05% and 1.05%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  168      $  137      $  101      $   92
  Year 3                                                     $  520      $  428      $  315      $  287
  Year 5                                                     $  897      $  739      $  547      $  498
  Year 10                                                    $1,955      $1,624      $1,213      $1,108




THE HARTFORD MUTUAL FUNDS                                                     65

THE HARTFORD STOCK FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




66                                                     THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       31.80%    22.91%    -4.64%    -13.31%   -24.04%   26.03%     3.78%     9.36%    14.36%     5.76%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 20.36% (4th quarter, 1998) and the lowest quarterly return was -17.11% (3rd quarter, 2002).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                  1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes                                      5.76%    11.58%     5.81%
  Class R3 Return Before Taxes(1)                                  4.93%    11.40%     5.73%
  Class R4 Return Before Taxes(1)                                  5.29%    11.48%     5.77%
  Class R5 Return Before Taxes(1)                                  5.61%    11.55%     5.80%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                           5.49%    12.82%     5.91%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


THE HARTFORD MUTUAL FUNDS                                                     67

                                                         THE HARTFORD STOCK FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                        0.71%        0.71%        0.71%       0.71%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(2)                                         0.27%        0.25%        0.16%       0.07%
  Total annual operating expenses                           1.48%        1.21%        0.87%       0.78%
  Less: Contractual expense reimbursement(3)                 None        0.01%         None        None
  Net annual operating expenses(3)                          1.48%        1.20%        0.87%       0.78%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party record keeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares and Class R5 shares at 1.50%, 1.20% and 0.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  151      $  122      $   89       $ 80
  Year 3                                                     $  468      $  381      $  278       $249
  Year 5                                                     $  808      $  660      $  482       $433
  Year 10                                                    $1,768      $1,455      $1,073       $966




68                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" or lower by Moody's, "BB'' or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are

THE HARTFORD MUTUAL FUNDS                                                     69

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
"subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.




70                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        7.98%    -2.31%    11.83%     8.20%     9.92%     7.61%     4.39%     2.16%     4.40%     4.69%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 4.24% (4th quarter, 2000) and the lowest quarterly return was -2.25% (2nd quarter, 2004).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                    1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes                                        4.69%    4.63%      5.81%
  Class R3 Return Before Taxes(1)                                    4.03%    4.50%      5.74%
  Class R4 Return Before Taxes(1)                                    4.38%    4.57%      5.78%
  Class R5 Return Before Taxes(1)                                    4.50%    4.60%      5.79%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                       6.97%    4.42%      5.97%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


THE HARTFORD MUTUAL FUNDS                                                     71

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.54%        0.54%        0.54%       0.54%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.40%        0.30%        0.24%       0.07%
  Total annual operating expenses                           1.44%        1.09%        0.78%       0.61%
  Less: Contractual expense reimbursement(2)                0.19%        0.09%         None        None
  Net annual operating expenses(2)                          1.25%        1.00%        0.78%       0.61%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.25%, 1.00%, 0.85% and 0.75%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  127      $  102       $ 80        $ 62
  Year 3                                                     $  397      $  318       $249        $195
  Year 5                                                     $  686      $  552       $433        $340
  Year 10                                                    $1,511      $1,225       $966        $762




72                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.




THE HARTFORD MUTUAL FUNDS                                                     73

                                                         THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       -22.80%   27.88%    10.10%     8.03%    21.44%     8.57%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 16.57% (2nd quarter, 2003) and the lowest quarterly return was -19.93% (3rd quarter, 2002).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                   LIFE OF FUND
                                                              1 YEAR   5 YEARS   (SINCE 4/30/01)
  Class Y Return Before Taxes                                  8.57%    14.92%        6.59%
  Class R3 Return Before Taxes(1)                              7.73%    14.74%        6.47%
  Class R4 Return Before Taxes(1)                              8.04%    14.81%        6.52%
  Class R5 Return Before Taxes(1)                              8.42%    14.89%        6.57%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                          -0.17%    14.63%        7.29%


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


74                                                     THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.80%        0.80%        0.80%       0.80%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         0.28%        0.23%        0.18%       0.09%
  Total annual operating expenses(2)                        1.58%        1.28%        0.98%       0.89%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.65%, 1.35%, 1.05% and 1.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  161      $  130      $  100      $   91
  Year 3                                                     $  499      $  406      $  312      $  284
  Year 5                                                     $  860      $  702      $  542      $  493
  Year 10                                                    $1,878      $1,545      $1,201      $1,096




THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

     -  attractive valuation,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.




76                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history for Class Y shares prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). In addition, because Class R3, Class R4 and Class R5 shares were not offered prior to December 22, 2006, performance history for Class R3, Class R4 and Class R5 shares between February 19, 2002 and December 22, 2006 is based upon the fund's Class Y shares. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y. Class L returns reflected in the bar chart and table do not include the effect of sales charges.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y and Class L shares, as applicable, because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y and Class L shares, as applicable, because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        8.38%     8.84%    18.84%    -3.99%    -25.18%   41.06%    18.16%     7.80%    17.99%    -6.13%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 21.84% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).
(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                  1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes(1)                                   -6.13%   14.75%     7.20%
  Class R3 Return Before Taxes(1)                                  -7.10%   14.51%     7.09%
  Class R4 Return Before Taxes(1)                                  -6.83%   14.57%     7.12%
  Class R5 Return Before Taxes(1)                                  -6.53%   14.65%     7.15%
  Russell 3000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                               -1.01%   14.69%     7.73%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                               -0.17%   14.63%     7.68%


INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
(1) Class Y shares commenced operations on February 19, 2002, while Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance between February 19, 2002 and December 22, 2006 reflects Class Y share performance and operating expenses. Class R3, Class R4, Class R5 and Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4, Class R5 and Class Y have no sales charges.


THE HARTFORD MUTUAL FUNDS                                                     77

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                        0.84%        0.84%        0.84%       0.84%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(2)                                         0.34%        0.26%        0.22%       0.06%
  Total annual operating expenses                           1.68%        1.35%        1.06%       0.90%
  Less: Contractual expense reimbursement(3)                0.03%         None        0.01%        None
  Net annual operating expenses(3)                          1.65%        1.35%        1.05%       0.90%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.65%, 1.35%, 1.05% and 1.05%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  168      $  137      $  107      $   92
  Year 3                                                     $  520      $  428      $  334      $  287
  Year 5                                                     $  897      $  739      $  579      $  498
  Year 10                                                    $1,955      $1,624      $1,283      $1,108




78                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Money Market Fund
The Hartford Strategic Income Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments

THE HARTFORD MUTUAL FUNDS                                                     79

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.




80                                                     THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class R3, Class R4 and Class R5 shares were not offered prior to December 22, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A shares are not offered in this prospectus).

The annual return variability of the fund's Class R3 and Class R4 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class R5 shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3 and Class R4 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class R5 shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.
CLASS R5 TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        8.12%    14.38%    11.76%


        2005      2006      2007




 During the period shown in the bar chart, the highest quarterly return was 8.29% (4th quarter, 2006) and the lowest quarterly return was -3.19% (1st quarter, 2005).
 (1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                              LIFE OF FUND
                                                                   1 YEAR   (SINCE 5/28/04)
  Class R3 Return Before Taxes(1)                                  11.14%        13.00%
  Class R4 Return Before Taxes(1)                                  11.49%        13.10%
  Class R5 Return Before Taxes(1)                                  11.76%        13.20%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                            5.49%         9.85%(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class A share performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4 and Class R5 have no sales charges.
(2) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     81

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                 CLASS R3     CLASS R4     CLASS R5
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      None         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None         None         None
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.15%        0.15%        0.15%
  Distribution and service (12b-1) fees                            0.50%        0.25%         None
  Other expenses(1)                                                0.36%        0.30%        0.25%
  Acquired Fund fees and expenses                                  0.86%        0.86%        0.86%
  Total annual operating expenses                                  1.87%        1.56%        1.26%
  Less: Contractual expense reimbursement(2)                       0.02%        0.01%        0.01%
  Net annual operating expenses(2)                                 1.85%        1.55%        1.25%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares and Class R5 shares at 1.85%, 1.55% and 1.25%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                              CLASS R3    CLASS R4    CLASS R5
  Year 1                                                            $  188      $  158      $  127
  Year 3                                                            $  582      $  490      $  397
  Year 5                                                            $1,001      $  845      $  686
  Year 10                                                           $2,169      $1,845      $1,511




82                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund


THE HARTFORD MUTUAL FUNDS                                                     83

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.


84                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class R3, Class R4 and Class R5 shares were not offered prior to December 22, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A shares are not offered in this prospectus).

The annual return variability of the fund's Class R3 and Class R4 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class R5 shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3 and Class R4 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class R5 shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS R5 TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        7.29%    12.02%    11.23%


        2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 6.84% (4th quarter, 2006) and the lowest quarterly return was -2.80% (1st quarter, 2005).
 (1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.




THE HARTFORD MUTUAL FUNDS                                                     85

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                              LIFE OF FUND
                                                                   1 YEAR   (SINCE 5/28/04)
  Class R3 Return Before Taxes(1)                                  10.43%        11.39%
  Class R4 Return Before Taxes(1)                                  10.97%        11.54%
  Class R5 Return Before Taxes(1)                                  11.23%        11.61%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                            5.49%         9.85%(2)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                            6.97%         5.16%(2)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class A share performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4 and Class R5 have no sales charges.

(2) Return is from 5/31/2004 - 12/31/2007.


86                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                 CLASS R3     CLASS R4     CLASS R5
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      None         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None         None         None
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.13%        0.13%        0.13%
  Distribution and service (12b-1) fees                            0.50%        0.25%         None
  Other expenses(1)                                                0.41%        0.27%        0.24%
  Acquired Fund fees and expenses                                  0.80%        0.80%        0.80%
  Total annual operating expenses                                  1.84%        1.45%        1.17%
  Less: Contractual expense reimbursement(2)                       0.03%         None         None
  Net annual operating expenses(2)                                 1.81%        1.45%        1.17%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares and Class R5 shares at 1.81%, 1.51% and 1.21%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                              CLASS R3    CLASS R4    CLASS R5
  Year 1                                                            $  184      $  148      $  119
  Year 3                                                            $  569      $  459      $  372
  Year 5                                                            $  980      $  792      $  644
  Year 10                                                           $2,127      $1,735      $1,420




THE HARTFORD MUTUAL FUNDS                                                     87

THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund

The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund


88                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on

THE HARTFORD MUTUAL FUNDS                                                     89

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------
new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.




90                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class R3, Class R4 and Class R5 shares were not offered prior to December 22, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A shares are not offered in this prospectus).

The annual return variability of the fund's Class R3 and Class R4 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class R5 shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3 and Class R4 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class R5 shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.
CLASS R5 TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        6.31%    10.60%     8.96%


        2005      2006      2007



 During the period shown in the bar chart, the highest quarterly return was 5.53% (4th quarter, 2006) and the lowest quarterly return was -2.33% (1st quarter, 2005).
 (1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                LIFE OF FUND
                                                                     1 YEAR   (SINCE 5/28/04)
  Class R3 Return Before Taxes(1)                                     8.29%         9.52%
  Class R4 Return Before Taxes(1)                                     8.72%         9.64%
  Class R5 Return Before Taxes(1)                                     8.96%         9.71%
  S&P 500 Index (reflects no deduction for fees, expenses or taxes)   5.49%       9.85%(2)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%       5.16%(2)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class A share performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4 and Class R5 have no sales charges.
(2) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     91

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                 CLASS R3     CLASS R4     CLASS R5
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      None         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None         None         None
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.13%        0.13%        0.13%
  Distribution and service (12b-1) fees                            0.50%        0.25%         None
  Other expenses(1)                                                0.32%        0.28%        0.23%
  Acquired Fund fees and expenses                                  0.77%        0.77%        0.77%
  Total annual operating expenses(2)                               1.72%        1.43%        1.13%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares and Class R5 shares at 1.78%, 1.48% and 1.18%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                            CLASS R3     CLASS R4     CLASS R5
  Year 1                                                          $  175       $  146       $  115
  Year 3                                                          $  542       $  452       $  359
  Year 5                                                          $  933       $  782       $  622
  Year 10                                                         $2,030       $1,713       $1,375




92                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund

The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund


THE HARTFORD MUTUAL FUNDS                                                     93

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.


94                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.




THE HARTFORD MUTUAL FUNDS                                                     95

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class R3, Class R4 and Class R5 shares were not offered prior to December 22, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A shares are not offered in this prospectus).

The annual return variability of the fund's Class R3 and Class R4 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class R5 shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3 and Class R4 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class R5 shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses has not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.
CLASS R5 TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        4.68%     8.46%     6.97%


        2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 3.86% (4th quarter, 2006) and the lowest quarterly return was -1.56% (1st quarter, 2005).
 (1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                LIFE OF FUND
                                                                     1 YEAR   (SINCE 5/28/04)
  Class R3 Return Before Taxes(1)                                     6.30%        7.30%
  Class R4 Return Before Taxes(1)                                     6.76%        7.43%
  Class R5 Return Before Taxes(1)                                     6.97%        7.49%
  S&P 500 Index (reflects no deduction for fees, expenses or taxes)   5.49%        9.85%(2)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees,
  expenses or taxes)                                                  6.97%        5.16%(2)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class A share performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4 and Class R5 have no sales charges.
(2) Return is from 5/31/2004 - 12/31/2007.


96                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                CLASS R3      CLASS R4      CLASS R5
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                     None          None          None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)        None          None          None
  Exchange fees                                                    None          None          None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                 0.15%         0.15%         0.15%
  Distribution and service (12b-1) fees                           0.50%         0.25%          None
  Other expenses(1)                                               0.51%         0.34%         0.32%
  Acquired Fund fees and expenses                                 0.72%         0.72%         0.72%
  Total annual operating expenses                                 1.88%         1.46%         1.19%
  Less: Contractual expense reimbursement(2)                      0.10%          None         0.01%
  Net annual operating expenses(2)                                1.78%         1.46%         1.18%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares and Class R5 shares at 1.78%, 1.48% and 1.18%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                              CLASS R3    CLASS R4    CLASS R5
  Year 1                                                            $  181      $  149      $   120
  Year 3                                                            $  560      $  462      $   375
  Year 5                                                            $  964      $  797      $   649
  Year 10                                                           $2,095      $1,746      $1,432




THE HARTFORD MUTUAL FUNDS                                                     97

THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall;

98                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------


generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.




THE HARTFORD MUTUAL FUNDS                                                     99

                                             THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class R3, Class R4 and Class R5 shares were not offered prior to December 22, 2006, performance history prior to that date is based upon that of the fund's Class A shares (Class A shares are not offered in this prospectus).

The annual return variability of the fund's Class R3 and Class R4 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class R5 shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3 and Class R4 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class R5 shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charges are applied to shares of Class R3, Class R4 and Class R5.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.
CLASS R5 TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        1.60%     4.01%     4.85%


        2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 2.57% (3rd quarter, 2006) and the lowest quarterly return was -0.69% (1st quarter, 2005).
 (1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Performance prior to that date is that of the fund's Class A shares, which had different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                LIFE OF FUND
                                                                     1 YEAR   (SINCE 5/28/04)
  Class R3 Return Before Taxes(1)                                     4.22%        3.56%
  Class R4 Return Before Taxes(1)                                     4.45%        3.62%
  Class R5 Return Before Taxes(1)                                     4.85%        3.73%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%        5.16%(2)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.
(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class A share performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4 and Class R5 have no sales charges.
(2) Return is from 5/31/2004 - 12/31/2007.


100                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                 CLASS R3     CLASS R4     CLASS R5
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                      None         None         None
  Maximum deferred sales charge (load) (as a percentage of
  purchase price or redemption proceeds, whichever is less)         None         None         None
  Exchange fees                                                     None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.15%        0.15%        0.15%
  Distribution and service (12b-1) fees                            0.50%        0.25%         None
  Other expenses(1)                                                0.60%        0.41%        0.42%
  Acquired Fund fees and expenses                                  0.65%        0.65%        0.65%
  Total annual operating expenses                                  1.90%        1.46%        1.22%
  Less: Contractual expense reimbursement(2)                       0.31%        0.17%        0.23%
  Net annual operating expenses(2)                                 1.59%        1.29%        0.99%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares and Class R5 shares at 1.59%, 1.29% and 0.99%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                            CLASS R3     CLASS R4     CLASS R5
  Year 1                                                          $  162       $  131       $  101
  Year 3                                                          $  502       $  409       $  315
  Year 5                                                          $  866       $  708       $  547
  Year 10                                                         $1,889       $1,556       $1,213




THE HARTFORD MUTUAL FUNDS                                                    101

THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation. Principal Investment Strategy. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy. In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund

The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over

102                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------
longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more

THE HARTFORD MUTUAL FUNDS                                                    103

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------


risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.




104                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        5.88%     6.68%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 2.84% (4th quarter, 2006) and the lowest quarterly return was -0.25% (2nd quarter, 2006).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                               LIFE OF FUND
                                                                    1 YEAR   (SINCE 9/30/05)
  Class Y Return Before Taxes                                        6.68%         5.54%
  Class R3 Return Before Taxes(1)                                    5.83%         5.17%
  Class R4 Return Before Taxes(1)                                    6.13%         5.30%
  Class R5 Return Before Taxes(1)                                    6.44%         5.43%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%        10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                       6.97%         5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


THE HARTFORD MUTUAL FUNDS                                                    105

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.15%        0.15%        0.15%       0.15%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         4.11%        4.08%        4.01%       3.90%
  Acquired Fund fees and expenses                           0.70%        0.70%        0.70%       0.70%
  Total annual operating expenses                           5.46%        5.18%        4.86%       4.75%
  Less: Contractual expense reimbursement(2)                3.86%        3.88%        3.86%       3.90%
  Net annual operating expenses(2)                          1.60%        1.30%        1.00%       0.85%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.60%, 1.30%, 1.00% and 0.85%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  163      $  132      $  102      $   87
  Year 3                                                     $  505      $  412      $  318      $  271
  Year 5                                                     $  871      $  713      $  552      $  471
  Year 10                                                    $1,900      $1,568      $1,225      $1,049




106                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 42% of assets in fixed income funds and approximately 58% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2010), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2010), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund

The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund


THE HARTFORD MUTUAL FUNDS                                                    107

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------

The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying

108                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------


Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying

THE HARTFORD MUTUAL FUNDS                                                    109

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------


Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        7.69%     9.06%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.16% (4th quarter, 2006) and the lowest quarterly return was -1.02% (2nd quarter, 2006).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                               LIFE OF FUND
                                                                    1 YEAR   (SINCE 9/30/05)
  Class Y Return Before Taxes                                        9.06%         7.70%
  Class R3 Return Before Taxes(1)                                    8.20%         7.37%
  Class R4 Return Before Taxes(1)                                    8.51%         7.50%
  Class R5 Return Before Taxes(1)                                    8.74%         7.61%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%        10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                       6.97%         5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


110                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.15%        0.15%        0.15%       0.15%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         1.60%        1.54%        1.50%       1.39%
  Acquired Fund fees and expenses                           0.74%        0.74%        0.74%       0.74%
  Total annual operating expenses                           2.99%        2.68%        2.39%       2.28%
  Less: Contractual expense reimbursement(2)                1.34%        1.33%        1.34%       1.38%
  Net annual operating expenses(2)                          1.65%        1.35%        1.05%       0.90%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses'' also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.65%, 1.35%, 1.05% and 0.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  168      $  137      $  107      $   92
  Year 3                                                     $  520      $  428      $  334      $  287
  Year 5                                                     $  897      $  739      $  579      $  498
  Year 10                                                    $1,955      $1,624      $1,283      $1,108




THE HARTFORD MUTUAL FUNDS                                                    111

THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 29% of assets in fixed income funds and approximately 71% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2020), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2020), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund

The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund


112                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------

The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized

THE HARTFORD MUTUAL FUNDS                                                    113

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------


company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying

114                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------


Fund may have a significant effect on the net asset value of the fund.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       10.12%     8.83%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.40% (4th quarter, 2006) and the lowest quarterly return was -1.53% (2nd quarter, 2006).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                               LIFE OF FUND
                                                                    1 YEAR   (SINCE 9/30/05)
  Class Y Return Before Taxes                                        8.83%         9.06%
  Class R3 Return Before Taxes(1)                                    7.99%         8.68%
  Class R4 Return Before Taxes(1)                                    8.30%         8.82%
  Class R5 Return Before Taxes(1)                                    8.63%         8.97%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%        10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                       6.97%         5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


THE HARTFORD MUTUAL FUNDS                                                    115

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                          CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                   None         None         None        None
  Exchange fees                                              None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.15%        0.15%        0.15%       0.15%
  Distribution and service (12b-1) fees                     0.50%        0.25%         None        None
  Other expenses(1)                                         1.00%        0.94%        0.90%       0.79%
  Acquired Fund fees and expenses                           0.78%        0.78%        0.78%       0.78%
  Total annual operating expenses                           2.43%        2.12%        1.83%       1.72%
  Less: Contractual expense reimbursement(2)                0.73%        0.72%        0.73%       0.77%
  Net annual operating expenses(2)                          1.70%        1.40%        1.10%       0.95%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.70%, 1.40%, 1.10% and 0.95%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                       CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                     $  173      $  143      $  112      $   97
  Year 3                                                     $  536      $  443      $  350      $  303
  Year 5                                                     $  923      $  766      $  606      $  525
  Year 10                                                    $2,009      $1,680      $1,340      $1,166




116                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual Funds
-- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 18% of assets in fixed income funds and approximately 82% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2030), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2030), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund

The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund


THE HARTFORD MUTUAL FUNDS                                                    117

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------

The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these

118                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------


businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying

THE HARTFORD MUTUAL FUNDS                                                    119

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------


Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class Y shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax basis. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       10.02%    10.68%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 6.28% (4th quarter, 2006) and the lowest quarterly return was -2.09% (2nd quarter, 2006).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                  LIFE OF FUND
                                                                     1 YEAR     (SINCE 9/30/05)
  Class Y Return Before Taxes                                        10.68%           9.72%
  Class R3 Return Before Taxes(1)                                     9.85%           9.35%
  Class R4 Return Before Taxes(1)                                    10.18%           9.50%
  Class R5 Return Before Taxes(1)                                    10.26%           9.54%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                              5.49%          10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%           5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.


120                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                           CLASS R3     CLASS R4     CLASS R5     CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                                None         None         None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None         None         None        None
  Exchange fees                                               None         None         None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.15%        0.15%        0.15%       0.15%
  Distribution and service (12b-1) fees                      0.50%        0.25%         None        None
  Other expenses(1)                                          1.18%        1.12%        1.08%       0.97%
  Acquired Fund fees and expenses                            0.80%        0.80%        0.80%       0.80%
  Total annual operating expenses                            2.63%        2.32%        2.03%       1.92%
  Less: Contractual expense reimbursement(2)                 0.88%        0.87%        0.88%       0.92%
  Net annual operating expenses(2)                           1.75%        1.45%        1.15%       1.00%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees. "Other Expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Class R3 shares, Class R4 shares and Class R5 shares, respectively.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class R3 shares, Class R4 shares, Class R5 shares and Class Y shares at 1.75%, 1.45%, 1.15% and 1.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeem your shares at the end of each period:

EXPENSES (WITH OR WITHOUT REDEMPTION)                        CLASS R3    CLASS R4    CLASS R5    CLASS Y
  Year 1                                                      $  178      $  148      $  117      $  102
  Year 3                                                      $  551      $  459      $  365      $  318
  Year 5                                                      $  949      $  792      $  633      $  552
  Year 10                                                     $2,062      $1,735      $1,398      $1,225




THE HARTFORD MUTUAL FUNDS                                                    121

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Inflation Plus Fund, Money Market Fund and Income Allocation Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds except the Equity Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

The Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Each fund (other than the Money Market Fund) (through certain Underlying Funds in the case of a fund of funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of funds) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's (or in the case of a fund of funds, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund in the case of a fund of funds) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of

122                                                    THE HARTFORD MUTUAL FUNDS

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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for the Inflation Plus Fund and Total Return Bond Fund only.

 FOREIGN INVESTMENTS

Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

Capital Appreciation Fund, Capital Appreciation II Fund, Global Equity Fund, International Growth Fund and International Opportunities Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund and Money Market Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

Capital Appreciation II Fund, Global Equity Fund, Global Health Fund, Growth Opportunities Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation

THE HARTFORD MUTUAL FUNDS                                                    123

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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Global Growth Fund, Growth Fund, High Yield Fund, International Growth Fund, International Opportunities Fund, Stock Fund, Total Return Bond Fund, Value Fund and all of the funds of funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
 RISKS OF ILLIQUID SECURITIES

Except for the Inflation Plus Fund and the Money Market Fund, each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value (10% for the Inflation Plus Fund and the Money Market Fund).

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments (10% in the case of the Inflation Plus Fund or the Money Market Fund). In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets (10% in the case of the Inflation Plus Fund or the Money Market Fund) the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation

124                                                    THE HARTFORD MUTUAL FUNDS

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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The following funds may have a relatively high portfolio turnover:

- Capital Appreciation II Fund

- Global Equity Fund

- Global Growth Fund

- Growth Opportunities Fund

- High Yield Fund

- Inflation Plus Fund

- International Growth Fund

- International Opportunities Fund

- Small Company Fund

- SmallCap Growth Fund

- Total Return Bond Fund

The other funds (except the funds of funds) may also, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES

Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Equity Fund, Global Health Fund, High Yield Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund and Equity Growth Allocation Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

 "FUND OF FUNDS" STRUCTURE

The term "fund of funds" is used to describe mutual funds, such as the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target

THE HARTFORD MUTUAL FUNDS                                                    125

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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. Hartford Investment Management expects the reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, Hartford Investment Management attempts to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.

It is the policy of Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for Hartford Investment Management because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts Hartford Investment Management have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' Board of Directors.

 SUMMARY COMPARISON OF THE FUNDS OF FUNDS

With respect to the nine funds of funds contained in this Prospectus, Hartford Investment Management invests each fund of funds' assets in a combination of other Hartford Mutual Funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. Hartford Investment Management intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, Hartford Investment Management may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at http://institutional.thehartford.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.




126                                                    THE HARTFORD MUTUAL FUNDS

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                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER
HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISERS
Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Global Equity Fund, Global Growth Fund, Global Health Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Inflation Plus Fund, Money Market Fund, Small Company Fund, SmallCap Growth Fund, Total Return Bond Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

 SOFT DOLLAR PRACTICES

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.


THE HARTFORD MUTUAL FUNDS                                                    127

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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         1.00%
Next $250 million                          0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%


GLOBAL EQUITY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%


SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         0.90%
Next $150 million                          0.80%
Next $250 million                          0.70%
Amount Over $500 million                   0.65%


GROWTH FUND, GROWTH OPPORTUNITIES FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         0.90%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%


GLOBAL HEALTH FUND AND INTERNATIONAL GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%


SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         0.85%
Next $250 million                          0.80%
Next $500 million                          0.75%
Next $500 million                          0.70%
Amount Over $1.5 billion                   0.65%


GLOBAL GROWTH FUND AND INTERNATIONAL OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.85%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%


CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND AND VALUE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%


EQUITY INCOME FUND(1) AND STOCK FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%


(1) Effective November 1, 2007. HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2008.

DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Amount Over $1 billion                     0.60%


HIGH YIELD FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.70%
Next $500 million                          0.65%
Next $4 billion                            0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%


ADVISERS FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.690%
Next $500 million                          0.625%
Amount Over $1 billion                     0.575%


FLOATING RATE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $4.5 billion                          0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%




128                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.550%
Next $500 million                          0.525%
Next $4 billion                            0.500%
Next $5 billion                            0.480%
Amount Over $10 billion                    0.470%


INFLATION PLUS FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%


MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $1 billion                           0.45%
Next $4 billion                            0.40%
Next $5 billion                            0.38%
Amount Over $10 billion                    0.37%


BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, EQUITY GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, INCOME ALLOCATION FUND, RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                          0.15%
Amount Over $500 million                    0.10%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                       MANAGEMENT
FUND                                      FEES
----                                   ----------
The Hartford Advisers Fund                0.63%
The Hartford Capital Appreciation
  Fund                                    0.66%
The Hartford Capital Appreciation II
  Fund                                    0.94%
The Hartford Disciplined Equity Fund      0.80%
The Hartford Dividend and Growth Fund     0.63%
The Hartford Equity Income Fund           0.76%
The Hartford Floating Rate Fund           0.61%
The Hartford Global Growth Fund           0.82%
The Hartford Global Health Fund           0.88%
The Hartford Growth Fund                  0.74%
The Hartford Growth Opportunities
  Fund                                    0.73%
The Hartford High Yield Fund              0.75%
The Hartford Inflation Plus Fund          0.59%
The Hartford International Growth
  Fund                                    0.90%
The Hartford International
  Opportunities Fund                      0.85%
The Hartford Money Market Fund            0.50%
The Hartford Retirement Income Fund       0.15%
The Hartford Small Company Fund           0.82%
The Hartford SmallCap Growth Fund         0.80%
The Hartford Stock Fund                   0.74%
The Hartford Total Return Bond Fund       0.54%
The Hartford Value Fund                   0.80%
The Hartford Value Opportunities Fund     0.88%
The Hartford Equity Growth Allocation
  Fund                                    0.15%
The Hartford Growth Allocation Fund       0.13%
The Hartford Balanced Allocation Fund     0.13%
The Hartford Conservative Allocation
  Fund                                    0.15%
The Hartford Income Allocation Fund       0.15%
The Hartford Target Retirement 2010
  Fund                                    0.15%
The Hartford Target Retirement 2020
  Fund                                    0.15%
The Hartford Target Retirement 2030
  Fund                                    0.15%


Because Global Equity Fund had not commenced operations as of the date of this prospectus, no information is available regarding fees paid by the fund to HIFSCO.

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds (except Global Equity Fund) is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007. A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the Global Equity Fund will be available in the fund's semi-annual report to shareholders covering the fiscal period ended April 30, 2008.

 PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

ADVISERS FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.


THE HARTFORD MUTUAL FUNDS                                                    129

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2005 and for clients of the firm for the past three years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional with The Boston Asset Company from 1988 to 2005.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income and money market portion of the fund since 2004 and for clients of the firm for at least the past five years. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for clients of the firm for at least the past five years. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

CAPITAL APPRECIATION FUND Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1996. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, CFA CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 1998. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

CAPITAL APPRECIATION II FUND The fund employed a multiple portfolio manager structure since its inception in 2005. The five portfolio managers with the most significant responsibilities are set forth below:

Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Carmen joined Wellington Management as an investment professional in 1999.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Palmer joined Wellington Management as an investment professional in 1998.

Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Choumenkovitch joined the firm as an investment professional in 1995.

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Pannell joined Wellington Management as an investment professional in 1974.

DISCIPLINED EQUITY FUND James A. Rullo, CFA, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager for the fund since its inception in 1998. Mr. Rullo joined Wellington Management as an investment professional in 1994.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Chally joined the firm in 1994 and has been an investment professional since 1996.

DIVIDEND AND GROWTH FUND Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, served as co-manager for the fund from July, 2001 through September, 2001 and as portfolio manager for the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

EQUITY INCOME FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since its inception in 2003. Mr. Ryan joined Wellington Management as an investment professional in 1981.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since October 2007 and for clients of the firm for at least the

130                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin/Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund. It is expected that Mr. Reckmeyer will succeed Mr. Ryan as portfolio manager for the fund.

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Frank Ossino, Vice President of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since November 2007. Mr. Ossino joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Ossino was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management from 2002 until joining Hartford Investment Management.

GLOBAL EQUITY FUND Mark D. Mandel, CFA, Senior Vice President and Director of Global Industry Research of Wellington Management, supervises and coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years. Mr. Mandel joined Wellington Management as an investment professional in 1994.

Cheryl M. Duckworth, CFA, Senior Vice President and Director of Research Portfolios of Wellington Management, coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

GLOBAL GROWTH FUND Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since June 2007 and has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past three years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.

GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the medical technology sector. Mr. Schwartz joined Wellington Management as an investment professional in 1983. Effective June 30, 2008, Joseph H. Schwartz will no longer be involved in portfolio management of the fund.

Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the pharmaceutical and biotechnology sectors. Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1993.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the

THE HARTFORD MUTUAL FUNDS                                                    131

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
fund since its inception in 2000 focused primarily on the healthcare services sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.

Kirk J. Mayer, CFA, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the imaging, genomics and biotechnology sectors. Mr. Mayer joined Wellington Management as an investment professional in 1998.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector and for clients of the firm for at least the past five years. Mr. Deresiewicz joined Wellington Management as an investment professional in 2000.

GROWTH FUND Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2002. Mr. Boselli joined Wellington Management as an investment professional in 2002.

GROWTH OPPORTUNITIES FUND Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

HIGH YIELD FUND Mark Niland, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Senior Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc. Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

INFLATION PLUS FUND John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Hendricks joined the Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Mr. Hendricks is responsible for developing and implementing duration and yield curve strategies and is a member of the Investment Strategy Committee. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group. At State Street he was responsible for all risk trading activities related to Treasuries, agencies and mortgage-backed securities. Mr. Hendricks started his career in financial services as the senior government securities trader in the International Treasury Division of Bank of New England.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.

INTERNATIONAL GROWTH FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.


132                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past three years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

INTERNATIONAL OPPORTUNITIES FUND Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2006 and has been involved in portfolio management and securities analysis for the fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

MONEY MARKET FUND Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management: Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the Fund since April 2007. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Wellington Management Company, LLP: Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management Company: Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Wellington Management Company, LLP: David J. Elliott, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Ms. Dwyer joined Wellington Management as an investment professional in 1998.

STOCK FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2005 and for clients of the firm for the past three years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was an investment professional with The Boston Asset Company from 1988 to 2005.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January


THE HARTFORD MUTUAL FUNDS                                                    133

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

VALUE FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since its inception in 2001. Mr. Ryan joined Wellington Management as an investment professional in 1981.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin/Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund. It is expected that Ms. Grimes will succeed Mr. Ryan as portfolio manager for the fund.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David W. Palmer and David R. Fassnacht manage the fund based upon industry sectors which may vary from time to time. James N. Mordy contributes investment ideas across all sectors. Allocations among various sectors are made collectively by the team.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Fassnacht joined Wellington Management as an investment professional in 1991.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2003. Mr. Palmer joined Wellington Management as an investment professional in 1998.

EQUITY GROWTH ALLOCATION FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

GROWTH ALLOCATION FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

BALANCED ALLOCATION FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


134                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

INCOME ALLOCATION FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

RETIREMENT INCOME FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2010 FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2020 FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2030 FUND Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.




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 CHOOSING A SHARE CLASS

 CLASS R3

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.50%.

- Administrative Fee of 0.20%
 CLASS R4

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.25%.

- Administrative Fee of 0.15%
 CLASS R5

- No front-end sales charge; all your money goes to work for you right away.

- No distribution and service (12b-1) fees.

- Administrative Fee of 0.10%
 CLASS Y

- No front-end sales charge; all your money goes to work for you right away.

- No distribution and service (12b-1) fees.

- No Administrative Fee

Each class of shares of the funds has its own expense structure, which enables you to choose the share class (and pricing) that best meets your specific needs and circumstances. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus. In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different classes of shares. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor's decision as to the best share class in which to invest.

Class R3 and Class R4, have each adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the funds may be offered from time to time through one or more separate prospectuses of the funds. Each class of shares of a fund represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular class of shares. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.
 DISTRIBUTION ARRANGEMENTS
HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.
 DISTRIBUTION PLANS
Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class R3 and Class R4 shares of each fund pursuant to appropriate resolutions of each

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Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.
 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES
This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS

HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES.

HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend

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certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES

HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing

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Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.
 INVESTOR REQUIREMENTS

Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R3, R4 and R5 shares also are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R3, R4 and R5 shares are not available to retail nonretirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 college savings plans.

The following types of institutional investors must invest at least $1 million in Class Y shares of a fund: (1) employee benefit or retirement plans which have
(a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker dealer wholesalers and their affiliates; (5) non-profit organizations, charitable trusts, foundations and endowments (other than adviser-sold donor-advised funds); (6) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion; and (7) certain college savings programs that are qualified state tuition programs under section 529 of the Internal Revenue Code. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level recordkeeping or other administrative services on behalf of such plans or (ii) a trading platform, may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Retirement and/or employee benefit plans purchasing Class Y shares through such a recordkeeper, trust company or trading platform are not subject to a minimum investment amount.


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 OPENING AN ACCOUNT
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: Because you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest.

The minimum initial investment for each fund is as follows:

- R3, R4 and R5 shares -- no investment minimum

- Y shares -- Employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates must invest at least $1 million in Class Y shares of a fund. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform, are not subject to a minimum investment amount. Hartford, in its sole discretion, may accept purchases in Class Y shares that do not meet these dollar qualification requirements.

There is no subsequent investment minimum for each fund.

3. Please contact your financial representative or plan administrator for instructions and assistance.




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 BUYING SHARES

Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased through a plan's administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed above. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4, R5 and Y shares.
 EXCHANGES
You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund that offers that class. See your plan administrator, record keeper or financial intermediary for any questions regarding exchanging shares.


If you own Class A, B, C, I or L or shares of certain funds or certain Class Y funds not offered in this prospectus, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.
 SELLING SHARES

You may redeem your shares by having your plan administrator or financial intermediary process your redemption. Your plan administrator or financial intermediary will be responsible for furnishing all necessary documents to the funds.



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 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.
 BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.
 EXECUTION OF REQUESTS
Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.


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Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order", but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures(which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual

THE HARTFORD MUTUAL FUNDS                                                    143

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------
certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.
 ACCOUNT CLOSINGS
There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Income Allocation Fund and Retirement Income Fund are declared and paid monthly. Dividends from net investment income of the

144                                                    THE HARTFORD MUTUAL FUNDS

                                           BUYING, EXCHANGING AND SELLING SHARES
--------------------------------------------------------------------------------


Floating Rate Fund, High Yield Fund, Inflation Plus Fund, Money Market Fund and Total Return Bond Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

TAXABILITY OF DIVIDENDS Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not taxable currently.

TAXABILITY OF TRANSACTIONS Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.




THE HARTFORD MUTUAL FUNDS                                                    145

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

No financial highlight information is available for Global Equity Fund because Global Equity Fund had not commenced operations as of the date of this prospectus.





146                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA (A) --
                ---------------------------------------------------------------------------------------------------
                                                      NET
                                                    REALIZED
                                                      AND                              DISTRIBUTIONS
                NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                 VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD ADVISERS FUND
  For the Year Ended October 31, 2007
  Class Y.....    $16.91     $ 0.38      $0.01       $ 1.89      $ 2.28      $(0.39)       $(0.09)         $--
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3....     17.24       0.21         --         1.44        1.65       (0.19)           --           --
  Class R4....     17.24       0.25         --         1.44        1.69       (0.23)           --           --
  Class R5....     17.24       0.31         --         1.43        1.74       (0.27)           --           --
  For the Year Ended October 31, 2006
  Class Y.....     15.50       0.38         --         1.40        1.78       (0.37)           --           --
  For the Year Ended October 31, 2005 (h)
  Class Y.....     14.72       0.33         --         0.81        1.14       (0.36)           --           --
  For the Year Ended October 31, 2004 (h)
  Class Y.....     14.37       0.25         --         0.36        0.61       (0.26)           --           --
  For the Year Ended October 31, 2003 (h)
  Class Y.....     12.82       0.27         --         1.54        1.81       (0.26)           --           --

THE HARTFORD CAPITAL APPRECIATION FUND
  For the Year Ended October 31, 2007 (h)
  Class Y.....     42.19       0.34         --        10.06       10.40       (0.32)        (3.04)          --
  From (commencement of operations) December 22, 2006, through October 31, 2007 (h)
  Class R3....     40.22       0.01         --         8.68        8.69          --            --           --
  Class R4....     40.22       0.02         --         8.81        8.83          --            --           --
  Class R5....     40.22       0.08         --         8.85        8.93          --            --           --
  For the Year Ended October 31, 2006
  Class Y.....     38.47       0.30         --         6.84        7.14          --         (3.42)          --
  For the Year Ended October 31, 2005
  Class Y.....     32.29       0.21         --         5.97        6.18          --            --           --
  For the Year Ended October 31, 2004
  Class Y.....     27.64       0.11         --         4.54        4.65          --            --           --
  For the Year Ended October 31, 2003
  Class Y.....     21.23       0.08         --         6.33        6.41          --            --           --

THE HARTFORD CAPITAL APPRECIATION II FUND
  For the Year Ended October 31, 2007
  Class Y.....     13.20       0.06         --         4.17        4.23          --         (0.31)          --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3....     13.52      (0.03)        --         3.51        3.48          --            --           --
  Class R4....     13.52      (0.01)        --         3.54        3.53          --            --           --
  Class R5....     13.52         --         --         3.58        3.58          --            --           --
  For the Year Ended October 31, 2006
  Class Y.....     11.08       0.12         --         2.15        2.27          --         (0.15)          --
  From (commencement of operations) April 29, 2005, through October 31, 2005
  Class Y.....     10.00       0.02         --         1.06        1.08          --            --           --
THE HARTFORD DISCIPLINED EQUITY FUND
  For the Year Ended October 31, 2007
  Class Y.....     13.58       0.19       0.01         1.75        1.95       (0.10)           --           --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3....     13.89         --         --         1.44        1.44          --            --           --
  Class R4....     13.89       0.03         --         1.45        1.48          --            --           --
  Class R5....     13.89       0.07         --         1.45        1.52          --            --           --
  For the Year Ended October 31, 2006
  Class Y.....     12.12       0.14         --         1.40        1.54       (0.08)           --           --
  For the Year Ended October 31, 2005
  Class Y.....     10.99       0.15         --         1.12        1.27       (0.14)           --           --
  For the Year Ended October 31, 2004
  Class Y.....     10.36      (0.01)        --         0.69        0.68       (0.05)           --           --
  For the Year Ended October 31, 2003
  Class Y.....      8.63       0.08         --         1.65        1.73          --            --           --
                  -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                ------------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                   NET                                               BEFORE           AFTER
                                INCREASE                                           WAIVERS AND     WAIVERS AND
                               (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                 IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                    TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD ADVISERS FUND
  For the Year Ended October 31, 2007
  Class Y.....      $(0.48)       $1.80      $18.71      13.73%(i)   $   19,948       0.69%           0.64%
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3....       (0.19)        1.46       18.70       9.62(f)            11       1.45(e)         1.40(e)
  Class R4....       (0.23)        1.46       18.70       9.88(f)            53       1.11(e)         1.06(e)
  Class R5....       (0.27)        1.47       18.71      10.17(f)            11       0.85(e)         0.80(e)
  For the Year Ended October 31, 2006
  Class Y.....       (0.37)        1.41       16.91      11.63           17,710       0.71            0.66
  For the Year Ended October 31, 2005 (h)
  Class Y.....       (0.36)        0.78       15.50       7.78           15,342       0.75            0.74
  For the Year Ended October 31, 2004 (h)
  Class Y.....       (0.26)        0.35       14.72       4.22           13,587       0.74            0.74
  For the Year Ended October 31, 2003 (h)
  Class Y.....       (0.26)        1.55       14.37      14.28            8,714       0.81            0.81

THE HARTFORD CAPITAL APPRECIATION FUND
  For the Year Ended October 31, 2007 (h)
  Class Y.....       (3.36)        7.04       49.23      26.66(i)     1,035,754       0.72            0.72
  From (commencement of operations) December 22,
     2006, through October 31, 2007 (h)
  Class R3....          --         8.69       48.91      21.61(f)            41       1.47(e)         1.47(e)
  Class R4....          --         8.83       49.05      21.95(f)        15,618       1.14(e)         1.14(e)
  Class R5....          --         8.93       49.15      22.20(f)         1,165       0.85(e)         0.85(e)
  For the Year Ended October 31, 2006
  Class Y.....       (3.42)        3.72       42.19      20.07          414,259       0.75            0.75
  For the Year Ended October 31, 2005
  Class Y.....          --         6.18       38.47      19.14          245,163       0.78            0.78
  For the Year Ended October 31, 2004
  Class Y.....          --         4.65       32.29      16.82          116,527       0.79            0.79
  For the Year Ended October 31, 2003
  Class Y.....          --         6.41       27.64      30.19           48,372       0.85            0.85

THE HARTFORD CAPITAL APPRECIATION II FUND
  For the Year Ended October 31, 2007
  Class Y.....       (0.31)        3.92       17.12      32.75              158       1.02            1.02
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3....          --         3.48       17.00      25.74(f)           452       1.85(e)         1.85(e)
  Class R4....          --         3.53       17.05      26.11(f)            14       1.47(e)         1.47(e)
  Class R5....          --         3.58       17.10      26.48(f)           136       1.22(e)         1.22(e)
  For the Year Ended October 31, 2006
  Class Y.....       (0.15)        2.12       13.20      20.74              119       1.20            1.15
  From (commencement of operations) April 29, 2005,
     through October 31, 2005
  Class Y.....          --         1.08       11.08      10.80(f)           332       1.41(e)         1.15(e)
THE HARTFORD DISCIPLINED EQUITY FUND
  For the Year Ended October 31, 2007
  Class Y.....       (0.10)        1.85       15.43      14.45(i)       111,098       0.88            0.88
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3....          --         1.44       15.33      10.37(f)            11       1.65(e)         1.65(e)
  Class R4....          --         1.48       15.37      10.66(f)            11       1.34(e)         1.34(e)
  Class R5....          --         1.52       15.41      10.94(f)            11       1.05(e)         1.05(e)
  For the Year Ended October 31, 2006
  Class Y.....       (0.08)        1.46       13.58      12.76          169,614       0.89            0.89
  For the Year Ended October 31, 2005
  Class Y.....       (0.14)        1.13       12.12      11.62           81,582       0.90            0.90
  For the Year Ended October 31, 2004
  Class Y.....       (0.05)        0.63       10.99       6.55           19,578       0.88            0.88
  For the Year Ended October 31, 2003
  Class Y.....          --         1.73       10.36      20.05              622       0.98            0.98
                  -- RATIOS AND SUPPLEMENTAL DATA --
                -------------------------------------

                   RATIO OF
                   EXPENSES
                  TO AVERAGE
                  NET ASSETS
                     AFTER       RATIO OF
                  WAIVERS AND       NET
                REIMBURSEMENTS  INVESTMENT
                 AND EXCLUDING   INCOME TO  PORTFOLIO
                   INTEREST       AVERAGE    TURNOVER
                  EXPENSE (D)   NET ASSETS   RATE (C)
                --------------  ----------  ---------

THE HARTFORD
  ADVISERS
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       0.64%          2.13%       84%
  From
     (com-
     mencement
     of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3....       1.40(e)        1.38(e)     --
  Class R4....       1.06(e)        1.68(e)     --
  Class R5....       0.80(e)        1.98(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       0.66           2.32        99
  For the Year
     Ended
     October
     31, 2005
     (h)
  Class Y.....       0.74           2.13        66
  For the Year
     Ended
     October
     31, 2004
     (h)
  Class Y.....       0.74           1.71        42
  For the Year
     Ended
     October
     31, 2003
     (h)
  Class Y.....       0.81           1.98        46

THE HARTFORD
  CAPITAL
  APPRECIATION
  FUND
  For the Year
     Ended
     October
     31, 2007
     (h)
  Class Y.....       0.72           0.78        72
  From
     (com-
     mencement
     of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
     (h)
  Class R3....       1.47(e)        0.04(e)     --
  Class R4....       1.14(e)        0.06(e)     --
  Class R5....       0.85(e)        0.25(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       0.75           0.90        74
  For the Year
     Ended
     October
     31, 2005
  Class Y.....       0.78           0.76        93
  For the Year
     Ended
     October
     31, 2004
  Class Y.....       0.79           0.50        78
  For the Year
     Ended
     October
     31, 2003
  Class Y.....       0.85           0.46       113

THE HARTFORD
  CAPITAL
  APPRECIATION
  II FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       1.02           0.44       102
  From
     (com-
     mencement
     of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3....       1.85(e)       (0.43)(e)    --
  Class R4....       1.47(e)       (0.06)(e)    --
  Class R5....       1.22(e)        0.03(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       1.15           0.39       113
  From
     (com-
     mencement
     of
     opera-
     tions)
     April 29,
     2005,
     through
     October
     31, 2005
  Class Y.....       1.15(e)        0.29(e)     46
THE HARTFORD
  DISCIPLINED
  EQUITY FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       0.88           0.86        72
  From
     (com-
     mencement
     of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3....       1.65(e)       (0.03)(e)    --
  Class R4....       1.34(e)        0.28(e)     --
  Class R5....       1.05(e)        0.57(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       0.89           0.88        67
  For the Year
     Ended
     October
     31, 2005
  Class Y.....       0.90           0.97        61
  For the Year
     Ended
     October
     31, 2004
  Class Y.....       0.88           0.95        62
  For the Year
     Ended
     October
     31, 2003
  Class Y.....       0.98           0.70        76




THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.           147

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD DIVIDEND AND GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......    $21.72     $ 0.37      $  --       $ 3.02       $3.39      $(0.36)       $(1.34)         $--
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     21.14       0.15         --         2.25        2.40       (0.17)           --           --
  Class R4.....     21.14       0.21         --         2.26        2.47       (0.22)           --           --
  Class R5.....     21.14       0.26         --         2.26        2.52       (0.25)           --           --
  For the Year Ended October 31, 2006 (h)
  Class Y......     19.30       0.35         --         3.18        3.53       (0.35)        (0.76)          --
  For the Year Ended October 31, 2005
  Class Y......     17.97       0.32         --         1.53        1.85       (0.33)        (0.19)          --
  For the Year Ended October 31, 2004
  Class Y......     16.11       0.24         --         1.86        2.10       (0.24)           --           --
  For the Year Ended October 31, 2003
  Class Y......     13.73       0.19         --         2.40        2.59       (0.21)(k)        --           --

THE HARTFORD EQUITY INCOME FUND
  For the Year Ended October 31, 2007
  Class Y......     14.07       0.31         --         1.72        2.03       (0.33)        (0.54)          --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     13.97       0.17         --         1.24        1.41       (0.17)           --           --
  Class R4.....     13.97       0.23         --         1.22        1.45       (0.20)           --           --
  Class R5.....     13.97       0.27         --         1.21        1.48       (0.23)           --           --
  For the Year Ended October 31, 2006
  Class Y......     12.15       0.30         --         1.98        2.28       (0.33)        (0.03)          --
  For the Year Ended October 31, 2005
  Class Y......     11.33       0.32         --         0.83        1.15       (0.31)        (0.02)          --
  For the Year Ended October 31, 2004
  Class Y......     10.39       0.24         --         0.95        1.19       (0.25)           --           --
  From inception August 28, 2003, through October 31, 2003
  Class Y......     10.00       0.04         --         0.35        0.39          --            --           --
THE HARTFORD FLOATING RATE FUND
  For the Year Ended October 31, 2007
  Class Y......     10.11       0.69         --        (0.32)       0.37       (0.70)           --           --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     10.09       0.54         --        (0.31)       0.23       (0.53)           --           --
  Class R4.....     10.09       0.56         --        (0.32)       0.24       (0.55)           --           --
  Class R5.....     10.09       0.58         --        (0.29)       0.29       (0.57)           --           --
  For the Year Ended October 31, 2006
  Class Y......     10.08       0.66         --         0.02        0.68       (0.65)           --           --
  From (commencement of operations) April 29, 2005, through October 31, 2005
  Class Y......     10.00       0.23         --         0.08        0.31       (0.23)           --           --
THE HARTFORD GLOBAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD GLOBAL LEADERS FUND)
  For the Year Ended October 31, 2007
  Class Y......     20.14         --       0.06         6.97        7.03          --         (0.98)          --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     20.00      (0.14)        --         6.16        6.02          --            --           --
  Class R4.....     20.00      (0.09)        --         6.18        6.09          --            --           --
  Class R5.....     20.00      (0.03)        --         6.18        6.15          --            --           --
  For the Year Ended October 31, 2006(h)
  Class Y......     17.46       0.06         --         2.91        2.97       (0.10)        (0.19)          --
  For the Year Ended October 31, 2005
  Class Y......     17.06       0.13         --         0.27        0.40          --            --           --
  For the Year Ended October 31, 2004
  Class Y......     14.34       0.03         --         2.69        2.72          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     11.45       0.03         --         2.86        2.89          --            --           --

                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD DIVIDEND AND GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......      $(1.70)      $ 1.69      $23.41      16.68(i)%    $255,138        0.69%           0.69%
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....       (0.17)        2.23       23.37      11.38(f)          177        1.40(e)         1.40(e)
  Class R4.....       (0.22)        2.25       23.39      11.70(f)        1,994        1.09(e)         1.09(e)
  Class R5.....       (0.25)        2.27       23.41      11.99(f)          193        0.82(e)         0.82(e)
  For the Year Ended October 31, 2006 (h)
  Class Y......       (1.11)        2.42       21.72      19.15         133,376        0.71            0.71
  For the Year Ended October 31, 2005
  Class Y......       (0.52)        1.33       19.30      10.36         114,777        0.73            0.73
  For the Year Ended October 31, 2004
  Class Y......       (0.24)        1.86       17.97      13.06          69,088        0.75            0.75
  For the Year Ended October 31, 2003
  Class Y......       (0.21)        2.38       16.11      19.03          42,107        0.81            0.81

THE HARTFORD EQUITY INCOME FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.87)        1.16       15.23      15.12         130,262        0.83            0.73
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....       (0.17)        1.24       15.21      10.11(f)           95        1.60(e)         1.50(e)
  Class R4.....       (0.20)        1.25       15.22      10.44(f)           11        1.28(e)         1.18(e)
  Class R5.....       (0.23)        1.25       15.22      10.67(f)           11        0.99(e)         0.89(e)
  For the Year Ended October 31, 2006
  Class Y......       (0.36)        1.92       14.07      19.18           7,593        0.88            0.58
  For the Year Ended October 31, 2005
  Class Y......       (0.33)        0.82       12.15      10.22             784        0.91            0.11
  For the Year Ended October 31, 2004
  Class Y......       (0.25)        0.94       11.33      11.53             375        0.91            0.11
  From inception August 28, 2003, through October 31,
     2003
  Class Y......          --         0.39       10.39       3.90(f)          104        0.93(e)         0.13(e)
THE HARTFORD FLOATING RATE FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.70)       (0.33)       9.78       3.73         104,762        0.68            0.68
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....       (0.53)       (0.30)       9.79       2.31(f)          285        1.75(e)         1.25(e)
  Class R4.....       (0.55)       (0.31)       9.78       2.42(f)           10        1.18(e)         1.00(e)
  Class R5.....       (0.57)       (0.28)       9.81       2.90(f)          205        0.86(e)         0.85(e)
  For the Year Ended October 31, 2006
  Class Y......       (0.65)        0.03       10.11       7.00          50,896        0.65            0.15
  From (commencement of operations) April 29, 2005,
     through October 31, 2005
  Class Y......       (0.23)        0.08       10.08       3.10(f)       10,062        0.73(e)         0.01(e)
THE HARTFORD GLOBAL GROWTH FUND (FORMERLY KNOWN AS
  THE HARTFORD GLOBAL LEADERS FUND)
  For the Year Ended October 31, 2007
  Class Y......       (0.98)        6.05       26.19      36.61(i)      195,998        0.89            0.89
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         6.02       26.02      30.10(f)           13        1.65(e)         1.65(e)
  Class R4.....          --         6.09       26.09      30.45(f)           13        1.34(e)         1.34(e)
  Class R5.....          --         6.15       26.15      30.75(f)           13        1.05(e)         1.05(e)
  For the Year Ended October 31, 2006(h)
  Class Y......       (0.29)        2.68       20.14      17.25         169,270        0.93            0.93
  For the Year Ended October 31, 2005
  Class Y......          --         0.40       17.46       2.34          83,896        0.97            0.97
  For the Year Ended October 31, 2004
  Class Y......          --         2.72       17.06      18.97          58,791        0.93            0.93
  For the Year Ended October 31, 2003
  Class Y......          --         2.89       14.34      25.24          19,043        1.00            1.00

                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------
                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  DIVIDEND AND
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.69%          1.72%       24%
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.40(e)        0.63(e)     --
  Class R4.....       1.09(e)        0.72(e)     --
  Class R5.....       0.82(e)        0.98(e)     --
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       0.71           1.75        29
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.73           1.64        26
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.75           1.44        25
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.81           1.44        31

THE HARTFORD
  EQUITY INCOME
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.73           2.30        20
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.50(e)        1.51(e)     --
  Class R4.....       1.18(e)        1.84(e)     --
  Class R5.....       0.89(e)        2.13(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.58           2.26        24
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.11           2.79        23
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.11           2.73        22
  From
     inception
     August 28,
     2003,
     through
     October
     31, 2003
  Class Y......       0.13(e)        2.17(e)      1
THE HARTFORD
  FLOATING RATE
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.68           6.92        62
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.25(e)        6.59(e)     --
  Class R4.....       1.00(e)        6.58(e)     --
  Class R5.....       0.85(e)        6.81(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.15           6.89        33
  From
     (commence-
     ment of
     opera-
     tions)
     April 29,
     2005,
     through
     October
     31, 2005
  Class Y......       0.01(e)        6.06(e)     15
THE HARTFORD
  GLOBAL GROWTH
  FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  GLOBAL
  LEADERS FUND)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.89          (0.01)       85
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.65(e)       (0.78)(e)    --
  Class R4.....       1.34(e)       (0.47)(e)    --
  Class R5.....       1.05(e)       (0.17)(e)    --
  For the Year
     Ended
     October
     31,
     2006(h)
  Class Y......       0.93           0.31       125
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.97           0.87       270
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.93           0.31       271
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.00           0.28       320





148           THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD GLOBAL HEALTH FUND
  For the Year Ended October 31, 2007
  Class Y......    $18.57     $ 0.04      $  --       $ 1.81      $ 1.85      $   --        $(0.68)         $--
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     18.27      (0.02)        --         1.34        1.32          --            --           --
  Class R4.....     18.27         --         --         1.39        1.39          --            --           --
  Class R5.....     18.27         --         --         1.43        1.43          --            --           --
  For the Year Ended October 31, 2006
  Class Y......     17.05      (0.01)        --         2.53        2.52          --         (1.00)          --
  For the Year Ended October 31, 2005
  Class Y......     15.41      (0.01)        --         2.42        2.41          --         (0.77)          --
  For the Year Ended October 31, 2004
  Class Y......     14.09      (0.02)        --         1.40        1.38          --         (0.06)          --
  For the Year Ended October 31, 2003
  Class Y......     11.61      (0.02)        --         2.80        2.78          --         (0.30)          --
THE HARTFORD GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......     18.89       0.02         --         4.29        4.31          --         (1.30)          --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     18.15      (0.08)        --         3.69        3.61          --            --           --
  Class R4.....     18.15      (0.01)        --         3.68        3.67          --            --           --
  Class R5.....     18.15         --         --         3.72        3.72          --            --           --
  For the Year Ended October 31, 2006
  Class Y......     17.65       0.01         --         1.23        1.24          --            --           --
  For the Year Ended October 31, 2005
  Class Y......     16.42       0.01         --         1.22        1.23          --            --           --
  For the Year Ended October 31, 2004
  Class Y......     15.31         --         --         1.11        1.11          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     11.94      (0.03)        --         3.40        3.37          --            --           --

THE HARTFORD GROWTH OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class Y(j)...     30.04       0.15       0.01        11.35       11.51          --         (2.12)          --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     29.39      (0.08)        --         9.87        9.79          --            --           --
  Class R4.....     29.39      (0.01)        --         9.95        9.94          --            --           --
  Class R5.....     29.39         --         --        10.00       10.00          --            --           --
  For the Year Ended October 31, 2006
  Class Y......     28.37       0.02         --         3.68        3.70          --         (2.03)          --
  For the Year Ended October 31, 2005
  Class Y......     23.82         --         --         4.55        4.55          --            --           --
  For the Year Ended October 31, 2004
  Class Y......     21.42      (0.01)        --         2.41        2.40          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     15.35      (0.07)        --         6.14        6.07          --            --           --
THE HARTFORD HIGH YIELD FUND
  For the Year Ended October 31, 2007
  Class Y......      7.92       0.71         --        (0.09)       0.62       (0.61)           --           --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....      8.04       0.48         --        (0.13)       0.35       (0.46)           --           --
  Class R4.....      8.04       0.50         --        (0.13)       0.37       (0.48)           --           --
  Class R5.....      8.04       0.52         --        (0.13)       0.39       (0.50)           --           --
  For the Year Ended October 31, 2006
  Class Y......      7.75       0.58         --         0.17        0.75       (0.58)           --           --
  For the Year Ended October 31, 2005
  Class Y......      8.17       0.52         --        (0.40)       0.12       (0.54)           --           --
  For the Year Ended October 31, 2004 (h)
  Class Y......      7.94       0.39         --         0.36        0.75       (0.52)           --           --
  For the Year Ended October 31, 2003 (h)
  Class Y......      6.73       0.65         --         1.24        1.89       (0.68)           --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD GLOBAL HEALTH FUND
  For the Year Ended October 31, 2007
  Class Y......      $(0.68)      $ 1.17      $19.74      10.45(i)%    $213,110        0.95%           0.95%
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         1.32       19.59       7.22(f)          112        1.75(e)         1.75(e)
  Class R4.....          --         1.39       19.66       7.61(f)          494        1.41(e)         1.41(e)
  Class R5.....          --         1.43       19.70       7.83(f)          434        1.14(e)         1.14(e)
  For the Year Ended October 31, 2006
  Class Y......       (1.00)        1.52       18.57      15.56         192,814        1.08            1.08
  For the Year Ended October 31, 2005
  Class Y......       (0.77)        1.64       17.05      16.19         169,698        1.08            1.08
  For the Year Ended October 31, 2004
  Class Y......       (0.06)        1.32       15.41       9.88           1,299        1.12            1.12
  For the Year Ended October 31, 2003
  Class Y......       (0.30)        2.48       14.09      24.50           1,095        1.19            1.19
THE HARTFORD GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......       (1.30)        3.01       21.90      24.52(i)      103,251        0.81            0.81
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         3.61       21.76      19.89(f)           16        1.56(e)         1.56(e)
  Class R4.....          --         3.67       21.82      20.22(f)          282        1.17(e)         1.17(e)
  Class R5.....          --         3.72       21.87      20.50(f)           63        0.90(e)         0.90(e)
  For the Year Ended October 31, 2006
  Class Y......          --         1.24       18.89       7.03         130,594        0.83            0.83
  For the Year Ended October 31, 2005
  Class Y......          --         1.23       17.65       7.49          52,992        0.85            0.85
  For the Year Ended October 31, 2004
  Class Y......          --         1.11       16.42       7.25          11,926        0.87            0.87
  For the Year Ended October 31, 2003
  Class Y......          --         3.37       15.31      28.22               1        0.96            0.96

THE HARTFORD GROWTH OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class Y(j)...       (2.12)        9.39       39.43      41.07(i)      138,065        0.80            0.80
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         9.79       39.18      33.31(f)          323        1.58(e)         1.58(e)
  Class R4.....          --         9.94       39.33      33.82(f)        3,402        1.23(e)         1.23(e)
  Class R5.....          --        10.00       39.39      34.03(f)           81        0.92(e)         0.92(e)
  For the Year Ended October 31, 2006
  Class Y......       (2.03)        1.67       30.04      13.76          73,685        0.85            0.83
  For the Year Ended October 31, 2005
  Class Y......          --         4.55       28.37      19.10          28,441        0.88            0.88
  For the Year Ended October 31, 2004
  Class Y......          --         2.40       23.82      11.20           4,792        0.82            0.82
  For the Year Ended October 31, 2003
  Class Y......          --         6.07       21.42      39.54               1        0.91            0.91
THE HARTFORD HIGH YIELD FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.61)        0.01        7.93       7.96           4,897        0.87            0.67
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....       (0.46)       (0.11)       7.93       4.49(f)           10        1.66(e)         1.40(e)
  Class R4.....       (0.48)       (0.11)       7.93       4.75(f)           10        1.34(e)         1.10(e)
  Class R5.....       (0.50)       (0.11)       7.93       4.96(f)           11        1.06(e)         0.85(e)
  For the Year Ended October 31, 2006
  Class Y......       (0.58)        0.17        7.92      10.11          24,374        0.88            0.73
  For the Year Ended October 31, 2005
  Class Y......       (0.54)       (0.42)       7.75       1.43          25,974        0.87            0.87
  For the Year Ended October 31, 2004 (h)
  Class Y......       (0.52)        0.23        8.17       9.72          16,410        0.84            0.84
  For the Year Ended October 31, 2003 (h)
  Class Y......       (0.68)        1.21        7.94      29.27               1        1.69            0.95
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  GLOBAL HEALTH
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.95%          0.20%       41%
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.75(e)       (0.50)(e)    --
  Class R4.....       1.41(e)        0.00(e)     --
  Class R5.....       1.14(e)        0.00(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       1.08          (0.03)       30
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.08          (0.12)       50
  For the Year
     Ended
     October
     31, 2004
  Class Y......       1.12          (0.14)       41
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.19          (0.15)       37
THE HARTFORD
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.81           0.10        89
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.56(e)       (0.67)(e)    --
  Class R4.....       1.17(e)       (0.28)(e)    --
  Class R5.....       0.90(e)       (0.01)(e)    --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.83           0.08        92
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.85           0.10        77
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.87          (0.18)       66
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.96          (0.17)      129

THE HARTFORD
  GROWTH
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y(j)...       0.80           0.53       120
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.58(e)       (0.69)(e)    --
  Class R4.....       1.23(e)       (0.18)(e)    --
  Class R5.....       0.92(e)        0.01(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.83           0.08       131
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.88             --       156
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.82          (0.33)      130
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.91          (0.38)      158
THE HARTFORD
  HIGH YIELD
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.67           7.62       145
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.40(e)        6.99(e)     --
  Class R4.....       1.10(e)        7.29(e)     --
  Class R5.....       0.85(e)        7.54(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.73           7.33       147
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.87           6.40       113
  For the Year
     Ended
     October
     31, 2004
     (h)
  Class Y......       0.84           6.13        86
  For the Year
     Ended
     October
     31, 2003
     (h)
  Class Y......       0.95           8.70        54




THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.           149

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD INFLATION PLUS FUND
  For the Year Ended October 31, 2007
  Class Y......    $10.45     $  0.38      $--        $ 0.26      $  0.64    $  (0.40)      $   --          $--
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     10.41        0.39       --          0.22         0.61       (0.35)          --           --
  Class R4.....     10.41        0.41       --          0.22         0.63       (0.37)          --           --
  Class R5.....     10.41        0.43       --          0.22         0.65       (0.38)          --           --
  For the Year Ended October 31, 2006
  Class Y......     10.68        0.51       --         (0.25)        0.26       (0.46)       (0.03)          --
  For the Year Ended October 31, 2005
  Class Y......     10.97        0.47       --         (0.22)        0.25       (0.45)       (0.09)          --
  From inception November 28, 2003, through October 31, 2004
  Class Y......     10.57        0.28       --          0.44         0.72       (0.32)          --           --
THE HARTFORD INTERNATIONAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
  For the Year Ended October 31, 2007 (h)
  Class Y......     15.17        0.02       --          5.55         5.57          --        (1.36)          --
  From (commencement of operations) December 22, 2006, through October 31, 2007 (h)
  Class R3.....     14.79       (0.02)      --          4.47         4.45          --           --           --
  Class R4.....     14.79        0.03       --          4.48         4.51          --           --           --
  Class R5.....     14.79        0.07       --          4.49         4.56          --           --           --
  For the Year Ended October 31, 2006 (h)
  Class Y......     12.33        0.06       --          3.02         3.08       (0.10)       (0.14)          --
  For the Year Ended October 31, 2005
  Class Y......     11.72        0.08       --          0.53         0.61          --           --           --
  For the Year Ended October 31, 2004 (h)
  Class Y......      9.69       (0.01)      --          2.09         2.08          --        (0.05)          --
  For the Year Ended October 31, 2003
  Class Y......      6.98        0.01       --          2.74         2.75       (0.04)          --           --
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class Y......     16.67        0.05       --          6.39         6.44       (0.20)       (0.43)          --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     17.07        0.06       --          5.20         5.26          --           --           --
  Class R4.....     17.07        0.09       --          5.23         5.32          --           --           --
  Class R5.....     17.07        0.13       --          5.25         5.38          --           --           --
  For the Year Ended October 31, 2006 (h)
  Class Y......     13.55        0.25       --          2.98         3.23       (0.11)          --           --
  For the Year Ended October 31, 2005
  Class Y......     11.53        0.12       --          1.90         2.02          --           --           --
  For the Year Ended October 31, 2004
  Class Y......      9.91        0.11       --          1.56         1.67       (0.05)          --           --
  For the Year Ended October 31, 2003
  Class Y......      8.19        0.06       --          1.66         1.72          --           --           --
THE HARTFORD MONEY MARKET FUND
  For the Year Ended October 31, 2007
  Class Y......      1.00        0.05       --            --         0.05       (0.05)          --           --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....      1.00        0.04       --            --         0.04       (0.04)          --           --
  Class R4.....      1.00        0.04       --            --         0.04       (0.04)          --           --
  Class R5.....      1.00        0.04       --            --         0.04       (0.04)          --           --
  For the Year Ended October 31, 2006
  Class Y......      1.00        0.04       --            --         0.04       (0.04)          --           --
  For the Year Ended October 31, 2005
  Class Y......      1.00        0.02       --            --         0.02       (0.02)          --           --
  For the Year Ended October 31, 2004
  Class Y......      1.00      0.0070       --            --       0.0070     (0.0070)          --           --
  For the Year Ended October 31, 2003
  Class Y......      1.00       0.008       --            --        0.008      (0.008)          --           --

                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD INFLATION PLUS FUND
  For the Year Ended October 31, 2007
  Class Y......     $  (0.40)     $ 0.24      $10.69       6.23%       $164,155        0.82%           0.72%
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....        (0.35)       0.26       10.67       5.98(f)           10        1.59(e)         1.40(e)
  Class R4.....        (0.37)       0.26       10.67       6.15(f)           10        1.28(e)         1.15(e)
  Class R5.....        (0.38)       0.27       10.68       6.42(f)           11        0.99(e)         0.89(e)
  For the Year Ended October 31, 2006
  Class Y......        (0.49)      (0.23)      10.45       2.58         140,796        0.68            0.68
  For the Year Ended October 31, 2005
  Class Y......        (0.54)      (0.29)      10.68       2.29          95,947        0.68            0.68
  From inception November 28, 2003, through October
     31, 2004
  Class Y......        (0.32)       0.40       10.97       6.89(f)       23,045        0.65(e)         0.65(e)
THE HARTFORD INTERNATIONAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD INTERNATIONAL CAPITAL
  APPRECIATION FUND)
  For the Year Ended October 31, 2007 (h)
  Class Y......        (1.36)       4.21       19.38      40.01(i)       76,429        1.03            1.03
  From (commencement of operations) December 22,
     2006, through October 31, 2007 (h)
  Class R3.....           --        4.45       19.24      30.09(f)           15        1.83(e)         1.83(e)
  Class R4.....           --        4.51       19.30      30.49(f)           13        1.46(e)         1.46(e)
  Class R5.....           --        4.56       19.35      30.83(f)           13        1.17(e)         1.17(e)
  For the Year Ended October 31, 2006 (h)
  Class Y......        (0.24)       2.84       15.17      25.38          70,777        1.16            1.16
  For the Year Ended October 31, 2005
  Class Y......           --        0.61       12.33       5.20          74,651        1.22            1.20
  For the Year Ended October 31, 2004 (h)
  Class Y......        (0.05)       2.03       11.72      21.61          28,775        1.31            1.20
  For the Year Ended October 31, 2003
  Class Y......        (0.04)       2.71        9.69      39.57             292        1.80            1.20
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class Y......        (0.63)       5.81       22.48      39.91(i)      127,314        0.95            0.95
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....           --        5.26       22.33      30.81(f)           28        1.71(e)         1.71(e)
  Class R4.....           --        5.32       22.39      31.17(f)           13        1.41(e)         1.41(e)
  Class R5.....           --        5.38       22.45      31.52(f)           13        1.11(e)         1.11(e)
  For the Year Ended October 31, 2006 (h)
  Class Y......        (0.11)       3.12       16.67      24.00          43,994        1.02            1.02
  For the Year Ended October 31, 2005
  Class Y......           --        2.02       13.55      17.52           5,612        1.05            1.05
  For the Year Ended October 31, 2004
  Class Y......        (0.05)       1.62       11.53      16.87           4,288        1.09            1.08
  For the Year Ended October 31, 2003
  Class Y......           --        1.72        9.91      21.00           6,058        1.13            1.13
THE HARTFORD MONEY MARKET FUND
  For the Year Ended October 31, 2007
  Class Y......        (0.05)         --        1.00       4.90           2,707        0.58            0.55
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....        (0.04)         --        1.00       3.63(f)           10        1.36(e)         1.20(e)
  Class R4.....        (0.04)         --        1.00       3.95(f)       17,239        1.01(e)         0.90(e)
  Class R5.....        (0.04)         --        1.00       4.18(f)        1,229        0.72(e)         0.60(e)
  For the Year Ended October 31, 2006
  Class Y......        (0.04)         --        1.00       4.34          13,628        0.61            0.55
  For the Year Ended October 31, 2005
  Class Y......        (0.02)         --        1.00       2.40          16,114        0.61            0.55
  For the Year Ended October 31, 2004
  Class Y......      (0.0070)         --        1.00       0.72           9,698        0.56            0.55
  For the Year Ended October 31, 2003
  Class Y......       (0.008)         --        1.00       0.78           1,162        0.68            0.55

                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  INFLATION
  PLUS FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.56%          3.71%      608%
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.23(e)        4.36(e)     --
  Class R4.....       0.98(e)        4.61(e)     --
  Class R5.....       0.72(e)        4.86(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.68           5.05       193
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.68           4.42        71
  From
     inception
     November
     28, 2003,
     through
     October
     31, 2004
  Class Y......       0.65(e)        1.55(e)     81
THE HARTFORD
  INTERNATIONAL
  GROWTH FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION
  FUND)
  For the Year
     Ended
     October
     31, 2007
     (h)
  Class Y......       1.03           0.17       242
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
     (h)
  Class R3.....       1.83(e)       (0.15)(e)    --
  Class R4.....       1.46(e)        0.25(e)     --
  Class R5.....       1.17(e)        0.51(e)     --
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       1.16           0.42       165
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.20           0.98       183
  For the Year
     Ended
     October
     31, 2004
     (h)
  Class Y......       1.20          (0.09)      200
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.20           0.16       281
THE HARTFORD
  INTERNATIONAL
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.95           0.84       147
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.71(e)        0.40(e)     --
  Class R4.....       1.41(e)        0.53(e)     --
  Class R5.....       1.11(e)        0.83(e)     --
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       1.02           1.56       102
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.05           0.94       119
  For the Year
     Ended
     October
     31, 2004
  Class Y......       1.08           0.82       143
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.13           0.77       138
THE HARTFORD
  MONEY MARKET
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.55           4.77       N/A
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.20(e)        4.16(e)     --
  Class R4.....       0.90(e)        4.49(e)     --
  Class R5.....       0.60(e)        4.79(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.55           4.29       N/A
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.55           2.47       N/A
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.55           0.96       N/A
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.55           0.84       N/A





150           THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class Y......    $22.73     $ 0.02      $0.06       $ 5.06       $5.14      $   --        $(1.87)         $--
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     21.95      (0.07)        --         3.95        3.88          --            --           --
  Class R4.....     21.95      (0.03)        --         3.99        3.96          --            --           --
  Class R5.....     21.95      (0.01)        --         4.03        4.02          --            --           --
  For the Year Ended October 31, 2006
  Class Y......     19.33      (0.06)        --         3.46        3.40          --            --           --
  For the Year Ended October 31, 2005
  Class Y......     15.74      (0.07)        --         3.66        3.59          --            --           --
  For the Year Ended October 31, 2004
  Class Y......     14.83      (0.06)        --         0.97        0.91          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     10.27      (0.09)        --         4.65        4.56          --            --           --
THE HARTFORD SMALLCAP GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......     31.95       0.02         --         2.41        2.43          --            --           --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     32.34      (0.19)        --         2.01        1.82          --            --           --
  Class R4.....     32.34      (0.02)        --         1.94        1.92          --            --           --
  Class R5.....     32.34      (0.01)        --         2.01        2.00          --            --           --
  For the Year Ended October 31, 2006
  Class Y......     28.74       0.04         --         3.17        3.21          --            --           --
  For the Year Ended October 31, 2005
  Class Y......     24.88      (0.04)        --         3.90        3.86          --            --           --
  For the Year Ended October 31, 2004
  Class Y......     23.06      (0.02)        --         1.84        1.82          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     15.61      (0.08)        --         7.53        7.45          --            --           --
THE HARTFORD STOCK FUND
  For the Year Ended October 31, 2007
  Class Y......     21.95       0.43       0.06         3.32        3.81       (0.20)           --           --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     22.66      (0.01)        --         2.75        2.74          --            --           --
  Class R4.....     22.66       0.06         --         2.75        2.81          --            --           --
  Class R5.....     22.66       0.12         --         2.75        2.87          --            --           --
  For the Year Ended October 31, 2006 (h)
  Class Y......     19.18       0.21         --         2.70        2.91       (0.14)           --           --
  For the Year Ended October 31, 2005
  Class Y......     17.49       0.24         --         1.66        1.90       (0.21)           --           --
  For the Year Ended October 31, 2004
  Class Y......     16.81       0.10         --         0.58        0.68          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     14.15       0.12         --         2.54        2.66          --            --           --
THE HARTFORD TOTAL RETURN BOND FUND
  For the Year Ended October 31, 2007
  Class Y......     10.71       0.54         --        (0.07)       0.47       (0.54)           --           --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     10.76       0.41         --        (0.14)       0.27       (0.39)           --           --
  Class R4.....     10.76       0.42         --        (0.12)       0.30       (0.41)           --           --
  Class R5.....     10.76       0.43         --        (0.12)       0.31       (0.43)           --           --
  For the Year Ended October 31, 2006
  Class Y......     10.73       0.47         --         0.04        0.51       (0.47)        (0.06)          --
  For the Year Ended October 31, 2005
  Class Y......     11.06       0.40         --        (0.24)       0.16       (0.45)        (0.04)          --
  For the Year Ended October 31, 2004
  Class Y......     11.24       0.39         --         0.21        0.60       (0.41)        (0.37)          --
  For the Year Ended October 31, 2003
  Class Y......     10.87       0.53         --         0.50        1.03       (0.55)        (0.11)          --

                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class Y......      $(1.87)      $ 3.27      $26.00      24.44(i)%    $194,096        0.91%           0.91%
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         3.88       25.83      17.68(f)          181        1.84(e)         1.65(e)
  Class R4.....          --         3.96       25.91      18.04(f)        9,809        1.34(e)         1.34(e)
  Class R5.....          --         4.02       25.97      18.31(f)          588        1.07(e)         1.05(e)
  For the Year Ended October 31, 2006
  Class Y......          --         3.40       22.73      17.59         108,770        0.95            0.95
  For the Year Ended October 31, 2005
  Class Y......          --         3.59       19.33      22.81          43,274        0.97            0.97
  For the Year Ended October 31, 2004
  Class Y......          --         0.91       15.74       6.14          15,731        0.99            0.99
  For the Year Ended October 31, 2003
  Class Y......          --         4.56       14.83      44.40          14,472        1.05            1.00
THE HARTFORD SMALLCAP GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......          --         2.43       34.38       7.61(i)       46,466        0.93            0.93
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         1.82       34.16       5.63(f)           11        1.69(e)         1.65(e)
  Class R4.....          --         1.92       34.26       5.94(f)          309        1.40(e)         1.35(e)
  Class R5.....          --         2.00       34.34       6.18(f)           11        1.09(e)         1.05(e)
  For the Year Ended October 31, 2006
  Class Y......          --         3.21       31.95      11.17         107,906        0.92            0.92
  For the Year Ended October 31, 2005
  Class Y......          --         3.86       28.74      15.52          55,933        0.98            0.98
  For the Year Ended October 31, 2004
  Class Y......          --         1.82       24.88       7.89           5,788        1.03            1.03
  For the Year Ended October 31, 2003
  Class Y......          --         7.45       23.06      47.72               1        1.11            1.10
THE HARTFORD STOCK FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.20)        3.61       25.56      17.45(i)       73,535        0.81            0.76
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         2.74       25.40      12.09(f)           42        1.56(e)         1.51(e)
  Class R4.....          --         2.81       25.47      12.40(f)           44        1.25(e)         1.20(e)
  Class R5.....          --         2.87       25.53      12.67(f)           11        0.97(e)         0.92(e)
  For the Year Ended October 31, 2006 (h)
  Class Y......       (0.14)        2.77       21.95      15.21         131,759        0.83            0.78
  For the Year Ended October 31, 2005
  Class Y......       (0.21)        1.69       19.18      10.91         107,578        0.83            0.83
  For the Year Ended October 31, 2004
  Class Y......          --         0.68       17.49       4.04          80,932        0.80            0.80
  For the Year Ended October 31, 2003
  Class Y......          --         2.66       16.81      18.80          42,894        0.88            0.88
THE HARTFORD TOTAL RETURN BOND FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.54)       (0.07)      10.64       4.46         359,523        0.61            0.61
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....       (0.39)       (0.12)      10.64       2.59(f)           10        1.38(e)         1.25(e)
  Class R4.....       (0.41)       (0.11)      10.65       2.90(f)        2,928        1.09(e)         1.00(e)
  Class R5.....       (0.43)       (0.12)      10.64       2.97(f)          141        0.79(e)         0.79(e)
  For the Year Ended October 31, 2006
  Class Y......       (0.53)       (0.02)      10.71       4.89         285,255        0.70            0.70
  For the Year Ended October 31, 2005
  Class Y......       (0.49)       (0.33)      10.73       1.45         188,156        0.73            0.73
  For the Year Ended October 31, 2004
  Class Y......       (0.78)       (0.18)      11.06       5.64         101,360        0.74            0.74
  For the Year Ended October 31, 2003
  Class Y......       (0.66)        0.37       11.24       9.68          60,125        0.81            0.80

                   -- RATIOS AND SUPPLEMENTAL DATA --
                 --------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO   PORTFOLIO
                    INTEREST       AVERAGE     TURNOVER
                   EXPENSE (D)   NET ASSETS    RATE (C)
                 --------------  ----------   ---------

THE HARTFORD
  SMALL COMPANY
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.91%          0.09(e)%    186%
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.65(e)       (0.69)(e)     --
  Class R4.....       1.34(e)       (0.54)(e)     --
  Class R5.....       1.05(e)       (0.38)(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.95          (0.39)       170
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.97          (0.43)       104
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.99          (0.71)       142
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.00          (0.73)       179
THE HARTFORD
  SMALLCAP
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.93           0.12        105
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.65(e)       (0.65)(e)     --
  Class R4.....       1.35(e)       (0.43)(e)     --
  Class R5.....       1.05(e)       (0.05)(e)     --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.92           0.15         86
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.98          (0.23)        81
  For the Year
     Ended
     October
     31, 2004
  Class Y......       1.03          (0.47)       102
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.10          (0.46)       122
THE HARTFORD
  STOCK FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.76           0.82         96
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.51(e)       (0.18)(e)     --
  Class R4.....       1.20(e)        0.29(e)      --
  Class R5.....       0.92(e)        0.57(e)      --
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       0.78           1.03        110
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.83           1.24         62
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.80           0.80         29
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.88           0.84         37
THE HARTFORD
  TOTAL RETURN
  BOND FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.61           5.09        268
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.25(e)        4.47(e)      --
  Class R4.....       1.00(e)        4.95(e)      --
  Class R5.....       0.79(e)        5.09(e)      --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.70           4.48        456
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.73           3.73        195
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.74           3.48        171
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.80           3.82        199





THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.           151

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD VALUE FUND
  For the Year Ended October 31, 2007
  Class Y......    $12.91     $ 0.09       $--        $1.97        $2.06      $(0.09)       $(0.79)         $--
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     12.51       0.05        --         1.44         1.49          --            --           --
  Class R4.....     12.51       0.09        --         1.43         1.52          --            --           --
  Class R5.....     12.51       0.12        --         1.44         1.56          --            --           --
  For the Year Ended October 31, 2006
  Class Y......     10.79       0.15        --         2.10         2.25       (0.13)           --           --
  For the Year Ended October 31, 2005
  Class Y......      9.71       0.12        --         1.05         1.17       (0.09)           --           --
  For the Year Ended October 31, 2004 (h)
  Class Y......      8.95       0.10        --         0.77         0.87       (0.11)           --           --
  For the Year Ended October 31, 2003 (h)
  Class Y......      7.64       0.16        --         1.25         1.41       (0.10)           --           --
THE HARTFORD VALUE OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class Y......     18.48       0.51        --         1.26         1.77          --         (1.52)          --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     17.74         --        --         0.82         0.82          --            --           --
  Class R4.....     17.74         --        --         0.87         0.87          --            --           --
  Class R5.....     17.74       0.12        --         0.80         0.92          --            --           --
  For the Year Ended October 31, 2006 (h)
  Class Y......     15.74       0.15        --         3.15         3.30       (0.06)        (0.50)          --
  For the Year Ended October 31, 2005
  Class Y......     14.17       0.05        --         1.52         1.57          --            --           --
  For the Year Ended October 31, 2004
  Class Y......     12.22       0.01        --         1.94         1.95          --            --           --
  For the Year Ended October 31, 2003
  Class Y......      9.30       0.01        --         2.91         2.92          --            --           --
THE HARTFORD EQUITY GROWTH ALLOCATION FUND (FORMERLY KNOWN AS THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND) (G)
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     13.24      (0.05)       --         2.33         2.28          --            --           --
  Class R4.....     13.24      (0.02)       --         2.34         2.32          --            --           --
  Class R5.....     13.24      (0.01)       --         2.37         2.36          --            --           --
THE HARTFORD GROWTH ALLOCATION FUND (G)
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     12.59      (0.02)       --         1.89         1.87          --            --           --
  Class R4.....     12.59         --        --         1.92         1.92          --            --           --
  Class R5.....     12.59         --        --         1.95         1.95          --            --           --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD VALUE FUND
  For the Year Ended October 31, 2007
  Class Y......      $(0.88)       $1.18      $14.09      17.07(i)%    $301,813        0.89%           0.89%
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         1.49       14.00      11.91(f)           11        1.65(e)         1.65(e)
  Class R4.....          --         1.52       14.03      12.15(f)           11        1.35(e)         1.35(e)
  Class R5.....          --         1.56       14.07      12.47(f)           11        1.05(e)         1.05(e)
  For the Year Ended October 31, 2006
  Class Y......       (0.13)        2.12       12.91      21.07          72,054        0.92            0.92
  For the Year Ended October 31, 2005
  Class Y......       (0.09)        1.08       10.79      12.06          60,218        0.93            0.93
  For the Year Ended October 31, 2004 (h)
  Class Y......       (0.11)        0.76        9.71       9.76          21,373        0.91            0.91
  For the Year Ended October 31, 2003 (h)
  Class Y......       (0.10)        1.31        8.95      18.66              27        1.00            1.00
THE HARTFORD VALUE OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class Y......       (1.52)        0.25       18.73      10.30(i)       26,645        0.94            0.94
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         0.82       18.56       4.62(f)          124        1.78(e)         1.65(e)
  Class R4.....          --         0.87       18.61       4.90(f)          732        1.40(e)         1.35(e)
  Class R5.....          --         0.92       18.66       5.19(f)           11        1.17(e)         1.05(e)
  For the Year Ended October 31, 2006 (h)
  Class Y......       (0.56)        2.74       18.48      21.55         102,915        1.00            1.00
  For the Year Ended October 31, 2005
  Class Y......          --         1.57       15.74      11.08          95,974        1.07            1.07
  For the Year Ended October 31, 2004
  Class Y......          --         1.95       14.17      15.96          10,101        1.16            1.16
  For the Year Ended October 31, 2003
  Class Y......          --         2.92       12.22      31.40               1        1.33            1.25
THE HARTFORD EQUITY GROWTH ALLOCATION FUND (FORMERLY KNOWN AS THE HARTFORD AGGRESSIVE GROWTH
  ALLOCATION FUND) (G)
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         2.28       15.52      17.22(f)          952        0.97(e)         0.96(e)
  Class R4.....          --         2.32       15.56      17.52(f)          456        0.71(e)         0.69(e)
  Class R5.....          --         2.36       15.60      17.82(f)           77        0.42(e)         0.38(e)
THE HARTFORD GROWTH ALLOCATION FUND (G)
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         1.87       14.46      14.85(f)           53        0.95(e)         0.93(e)
  Class R4.....          --         1.92       14.51      15.25(f)          325        0.66(e)         0.65(e)
  Class R5.....          --         1.95       14.54      15.49(f)          782        0.38(e)         0.38(e)
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 --------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO   PORTFOLIO
                    INTEREST       AVERAGE     TURNOVER
                   EXPENSE (D)   NET ASSETS    RATE (C)
                 --------------  ----------   ---------

THE HARTFORD
  VALUE FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.89%          1.30%        32%
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.65(e)        0.47(e)      --
  Class R4.....       1.35(e)        0.78(e)      --
  Class R5.....       1.05(e)        1.07(e)      --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.92           1.36         50
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.93           1.19         29
  For the Year
     Ended
     October
     31, 2004
     (h)
  Class Y......       0.91           1.32         34
  For the Year
     Ended
     October
     31, 2003
     (h)
  Class Y......       1.00           1.46         35
THE HARTFORD
  VALUE
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.94           1.19         77
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.65(e)        0.03(e)      --
  Class R4.....       1.35(e)       (0.01)(e)     --
  Class R5.....       1.05(e)        0.75(e)      --
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       1.00           0.90         57
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.07           0.55         38
  For the Year
     Ended
     October
     31, 2004
  Class Y......       1.16           0.34         52
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.25           0.08         57
THE HARTFORD
  EQUITY GROWTH
  ALLOCATION
  FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  AGGRESSIVE
  GROWTH
  ALLOCATION
  FUND) (G)
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       0.96(e)       (0.91)(e)     37
  Class R4.....       0.69(e)       (0.64)(e)     --
  Class R5.....       0.38(e)       (0.33)(e)     --
THE HARTFORD
  GROWTH
  ALLOCATION
  FUND (G)
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       0.93(e)       (0.26)(e)     39
  Class R4.....       0.65(e)       (0.01)(e)     --
  Class R5.....       0.38(e)        0.25(e)      --




152           THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD BALANCED ALLOCATION FUND (G)
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....    $11.89      $0.08       $--        $ 1.25      $ 1.33      $(0.14)        $--           $   --
  Class R4.....     11.89       0.14        --          1.23        1.37       (0.16)         --               --
  Class R5.....     11.89       0.14        --          1.25        1.39       (0.18)         --               --
THE HARTFORD CONSERVATIVE ALLOCATION FUND (G)
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     10.95       0.16        --          0.70        0.86       (0.20)         --               --
  Class R4.....     10.95       0.20        --          0.70        0.90       (0.23)         --               --
  Class R5.....     10.95       0.24        --          0.68        0.92       (0.24)         --               --

THE HARTFORD INCOME ALLOCATION FUND (G)
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....      9.91       0.35        --         (0.04)       0.31       (0.35)         --               --
  Class R4.....      9.91       0.38        --         (0.05)       0.33       (0.38)         --               --
  Class R5.....      9.91       0.41        --         (0.05)       0.36       (0.40)         --               --
THE HARTFORD RETIREMENT INCOME FUND (G)
  For the Year Ended October 31, 2007
  Class Y......      9.60       0.36        --          0.51        0.87       (0.37)         --               --
  From (commencement of operations) . December 22, 2006, through October 31, 2007
  Class R3.....      9.66       0.20        --          0.45        0.65       (0.21)         --               --
  Class R4.....      9.66       0.22        --          0.45        0.67       (0.23)         --               --
  Class R5.....      9.66       0.25        --          0.44        0.69       (0.25)         --               --
  For the Year Ended October 31, 2006
  Class Y......      9.86       0.71        --         (0.19)       0.52       (0.78)         --               --
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class Y......     10.00       0.01        --         (0.14)      (0.13)      (0.01)         --               --
THE HARTFORD TARGET RETIREMENT 2010 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......      9.65       0.32        --          0.99        1.31       (0.30)         --               --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....      9.76       0.14        --          0.89        1.03       (0.13)         --               --
  Class R4.....      9.76       0.16        --          0.89        1.05       (0.15)         --               --
  Class R5.....      9.76       0.19        --          0.89        1.08       (0.17)         --               --
  For the Year Ended October 31, 2006
  Class Y......      9.83       0.50        --          0.21        0.71       (0.53)         --            (0.36)
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class Y......     10.00       0.02        --         (0.19)      (0.17)         --          --               --

                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD BALANCED ALLOCATION FUND (G)
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....      $(0.14)      $ 1.19      $13.08      11.29%(f)     $  115          0.93%(e)       0.93%(e)
  Class R4.....       (0.16)        1.21       13.10      11.61(f)       2,679          0.66(e)        0.66(e)
  Class R5.....       (0.18)        1.21       13.10      11.79(f)         725          0.36(e)        0.36(e)
THE HARTFORD CONSERVATIVE ALLOCATION FUND (G)
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....       (0.20)        0.66       11.61       7.93(f)          20          1.05(e)        1.03(e)
  Class R4.....       (0.23)        0.67       11.62       8.25(f)         429          0.75(e)        0.75(e)
  Class R5.....       (0.24)        0.68       11.63       8.53(f)         695          0.48(e)        0.46(e)

THE HARTFORD INCOME ALLOCATION FUND (G)
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....       (0.35)       (0.04)       9.87       3.20(f)          10          1.18(e)        0.96(e)
  Class R4.....       (0.38)       (0.05)       9.86       3.39(f)          96          0.84(e)        0.66(e)
  Class R5.....       (0.40)       (0.04)       9.87       3.72(f)          10          0.58(e)        0.36(e)
THE HARTFORD RETIREMENT INCOME FUND (G)
  For the Year Ended October 31, 2007
  Class Y......       (0.37)        0.50       10.10       9.22            124          4.05           0.18
  From (commencement of operations) . December 22,
     2006, through October 31, 2007
  Class R3.....       (0.21)        0.44       10.10       6.76(f)          11          4.83(e)        0.88(e)
  Class R4.....       (0.23)        0.44       10.10       7.00(f)          16          4.51(e)        0.59(e)
  Class R5.....       (0.25)        0.44       10.10       7.27(f)          11          4.23(e)        0.27(e)
  For the Year Ended October 31, 2006
  Class Y......       (0.78)       (0.26)       9.60       5.55            114         16.51           0.24
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class Y......       (0.01)       (0.14)       9.86      (1.30)(f)         10          0.28(e)        0.28(e)
THE HARTFORD TARGET RETIREMENT 2010 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......       (0.30)        1.01       10.66      13.83            153          1.54           0.20
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....       (0.13)        0.90       10.66      10.56(f)          11          2.32(e)        0.90(e)
  Class R4.....       (0.15)        0.90       10.66      10.88(f)         442          1.97(e)        0.60(e)
  Class R5.....       (0.17)        0.91       10.67      11.15(f)          11          1.72(e)        0.30(e)
  For the Year Ended October 31, 2006
  Class Y......       (0.89)       (0.18)       9.65       7.62            135          8.02           0.23
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class Y......          --        (0.17)       9.83      (1.70)(f)         10          0.32(e)        0.21(e)

                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  BALANCED
  ALLOCATION
  FUND (G)
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       0.93%(e)      0.94%(e)     34%
  Class R4.....       0.66(e)       1.23(e)      --
  Class R5.....       0.36(e)       1.54(e)      --
THE HARTFORD
  CONSERVATIVE
  ALLOCATION
  FUND (G)
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       1.03(e)       1.87(e)      40
  Class R4.....       0.75(e)       2.26(e)      --
  Class R5.....       0.46(e)       2.41(e)      --

THE HARTFORD
  INCOME
  ALLOCATION
  FUND (G)
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       0.96(e)       4.19(e)      35
  Class R4.....       0.66(e)       4.56(e)      --
  Class R5.....       0.36(e)       4.79(e)      --
THE HARTFORD
  RETIREMENT
  INCOME FUND
  (G)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.18          3.64         78
  From
     (commence-
     ment of
     opera-
     tions) .
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       0.88(e)       2.35(e)      --
  Class R4.....       0.59(e)       2.66(e)      --
  Class R5.....       0.27(e)       2.95(e)      --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.24          2.96         37
  From
     (commence-
     ment of
     opera-
     tions)
     September
     30, 2005,
     through
     October
     31, 2005
  Class Y......       0.28(e)       2.75(e)      83
THE HARTFORD
  TARGET
  RETIREMENT
  2010 FUND (G)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.20          3.21         56
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       0.90(e)       1.62(e)      --
  Class R4.....       0.60(e)       2.03(e)      --
  Class R5.....       0.30(e)       2.23(e)      --
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.23          2.31         10
  From
     (commence-
     ment of
     opera-
     tions)
     September
     30, 2005,
     through
     October
     31, 2005
  Class Y......       0.21(e)       2.65(e)      12





THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.           153

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD TARGET RETIREMENT 2020 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......    $10.43     $ 0.30       $--        $ 1.25      $ 1.55      $(0.26)       $(0.04)        $   --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....     10.55       0.08        --          1.11        1.19       (0.07)           --             --
  Class R4.....     10.55       0.10        --          1.12        1.22       (0.10)           --             --
  Class R5.....     10.55       0.14        --          1.11        1.25       (0.12)           --             --
  For the Year Ended October 31, 2006 (h)
  Class Y......      9.79       0.27        --          0.75        1.02       (0.38)           --             --
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class Y......     10.00       0.01        --         (0.22)      (0.21)         --            --             --

THE HARTFORD TARGET RETIREMENT 2030 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......      9.36       0.19        --          1.54        1.73       (0.13)        (0.01)            --
  From (commencement of operations) December 22, 2006, through October 31, 2007
  Class R3.....      9.53      (0.01)       --          1.36        1.35          --            --             --
  Class R4.....      9.53         --        --          1.38        1.38          --            --             --
  Class R5.....      9.53       0.05        --          1.35        1.40          --            --             --
  For the Year Ended October 31, 2006 (h)
  Class Y......      9.75       0.10        --          0.84        0.94       (0.53)           --          (0.80)
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class Y......     10.00       0.01        --         (0.26)      (0.25)         --            --             --
                   -- SELECTED PER-SHARE DATA (A) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 ------------------------------------  ---------------------------------------------------------

                                                                                     RATIO OF        RATIO OF
                                                                                     EXPENSES        EXPENSES
                                                                                    TO AVERAGE      TO AVERAGE
                                                                                    NET ASSETS      NET ASSETS
                                    NET                                               BEFORE           AFTER
                                 INCREASE                                           WAIVERS AND     WAIVERS AND
                                (DECREASE)  NET ASSET                 NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET     VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET      END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE      PERIOD   RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)
                 -------------  ----------  ---------  ----------     ----------  --------------  --------------
THE HARTFORD TARGET RETIREMENT 2020 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......      $(0.30)      $ 1.25      $11.68      15.20%        $   12          0.94%          0.21%
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....       (0.07)        1.12       11.67      11.32(f)          11          1.72(e)        0.91(e)
  Class R4.....       (0.10)        1.12       11.67      11.64(f)       1,129          1.35(e)        0.61(e)
  Class R5.....       (0.12)        1.13       11.68      11.91(f)          11          1.12(e)        0.31(e)
  For the Year Ended October 31, 2006 (h)
  Class Y......       (0.38)        0.64       10.43      10.70             11          9.41           0.22
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class Y......          --        (0.21)       9.79      (2.10)(f)         10          0.29(e)        0.20(e)

THE HARTFORD TARGET RETIREMENT 2030 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......       (0.14)        1.59       10.95      18.60             38          1.12           0.24
  From (commencement of operations) December 22,
     2006, through October 31, 2007
  Class R3.....          --         1.35       10.88      14.17(f)          11          1.90(e)        0.94(e)
  Class R4.....          --         1.38       10.91      14.48(f)         640          1.54(e)        0.64(e)
  Class R5.....          --         1.40       10.93      14.69(f)          11          1.30(e)        0.34(e)
  For the Year Ended October 31, 2006 (h)
  Class Y......       (1.33)       (0.39)       9.36      10.40             32         13.67           0.21
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class Y......          --        (0.25)       9.75      (2.50)(f)         10          0.34(e)        0.19(e)
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (D)   NET ASSETS   RATE (C)
                 --------------  ----------  ---------

THE HARTFORD
  TARGET
  RETIREMENT
  2020 FUND (G)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.21%          2.71%       16%
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       0.91(e)        0.86(e)     --
  Class R4.....       0.61(e)        1.23(e)     --
  Class R5.....       0.31(e)        1.46(e)     --
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       0.22           2.73        19
  From
     (commence-
     ment of
     opera-
     tions)
     September
     30, 2005,
     through
     October
     31, 2005
  Class Y......       0.20(e)        1.91(e)     28

THE HARTFORD
  TARGET
  RETIREMENT
  2030 FUND (G)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.24           1.90        23
  From
     (commence-
     ment of
     opera-
     tions)
     December
     22, 2006,
     through
     October
     31, 2007
  Class R3.....       0.94(e)       (0.06)(e)    --
  Class R4.....       0.64(e)        0.29(e)     --
  Class R5.....       0.34(e)        0.54(e)     --
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       0.21           1.10        19
  From
     (commence-
     ment of
     opera-
     tions)
     September
     30, 2005,
     through
     October
     31, 2005
  Class Y......       0.19(e)        1.05(e)     14



--------

(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 156 for impact on ratios)
(e)    Annualized.
(f)    Not annualized.
(g)    Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 159.
(j) Class Z was merged into Class Y on February 9, 2007. (See page 155 for further details)
(k)    This includes a tax return of capital of less than $0.01.


154           THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
CLASS MERGER:

Effective with the close of business on February 9, 2007, the shareholders approved the following class merger:

Class Z was merged into Class Y for the Growth Opportunities Fund.

The merger was accomplished by tax-free exchanges as detailed below:

  GROWTH OPPORTUNITIES FUND                                              CLASS Y   CLASS Z
  Shares exchanged                                                            --     1.190
  Shares issued - from Class Z                                             1.238        --
  Net assets immediately before the merger                               $61,286   $37,350
  Net assets immediately after the merger                                $98,636        --




THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.           155

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                              OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                                  --------------------------------------------------------
ADVISERS FUND
Class R3 Shares                                         1.40%
Class R4 Shares                                         1.05%
Class R5 Shares                                         0.80%
Class Y Shares                                          0.63%               0.65%               0.73%
CAPITAL APPRECIATION FUND
Class R3 Shares                                         1.47%
Class R4 Shares                                         1.13%
Class R5 Shares                                         0.84%
Class Y Shares                                          0.71%               0.73%               0.75%
CAPITAL APPRECIATION II FUND
Class R3 Shares                                         1.86%
Class R4 Shares                                         1.47%
Class R5 Shares                                         1.22%
Class Y Shares                                          1.01%               1.13%               1.15%
DISCIPLINED EQUITY FUND
Class R3 Shares                                         1.65%
Class R4 Shares                                         1.34%
Class R5 Shares                                         1.05%
Class Y Shares                                          0.88%               0.88%               0.89%
DIVIDEND AND GROWTH FUND
Class R3 Shares                                         1.40%
Class R4 Shares                                         1.09%
Class R5 Shares                                         0.82%
Class Y Shares                                          0.68%               0.70%               0.72%
EQUITY INCOME FUND
Class R3 Shares                                         1.50%
Class R4 Shares                                         1.18%
Class R5 Shares                                         0.89%
Class Y Shares                                          0.73%               0.57%               0.10%
FLOATING RATE FUND
Class R3 Shares                                         1.24%
Class R4 Shares                                         1.00%
Class R5 Shares                                         0.85%
Class Y Shares                                          0.68%               0.15%
GLOBAL GROWTH FUND
Class R3 Shares                                         1.65%
Class R4 Shares                                         1.34%
Class R5 Shares                                         1.05%
Class Y Shares                                          0.89%               0.91%               0.85%
GLOBAL HEALTH FUND
Class R3 Shares                                         1.77%
Class R4 Shares                                         1.45%
Class R5 Shares                                         1.17%
Class Y Shares                                          0.95%               1.08%               1.06%
GROWTH FUND
Class R3 Shares                                         1.57%
Class R4 Shares                                         1.18%
Class R5 Shares                                         0.91%
Class Y Shares                                          0.81%               0.81%               0.83%
GROWTH OPPORTUNITIES FUND
Class R3 Shares                                         1.57%
Class R4 Shares                                         1.23%
Class R5 Shares                                         0.92%
Class Y Shares                                          0.79%               0.81%               0.82%

156           THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

FUND                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                              OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                                  --------------------------------------------------------
HIGH YIELD FUND
Class R3 Shares                                         1.40%
Class R4 Shares                                         1.10%
Class R5 Shares                                         0.85%
Class Y Shares                                          0.67%               0.73%               0.87%
INFLATION PLUS FUND
Class R3 Shares                                         1.24%
Class R4 Shares                                         0.99%
Class R5 Shares                                         0.75%
Class Y Shares                                          0.56%               0.68%               0.68%
INTERNATIONAL GROWTH FUND
Class R3 Shares                                         1.83%
Class R4 Shares                                         1.45%
Class R5 Shares                                         1.16%
Class Y Shares                                          1.01%               1.12%               1.13%
INTERNATIONAL OPPORTUNITIES FUND
Class R3 Shares                                         1.71%
Class R4 Shares                                         1.40%
Class R5 Shares                                         1.11%
Class Y Shares                                          0.95%               0.99%               1.01%
MONEY MARKET FUND
Class R3 Shares                                         1.20%
Class R4 Shares                                         0.90%
Class R5 Shares                                         0.60%
Class Y Shares                                          0.55%               0.55%               0.55%
SMALL COMPANY FUND
Class R3 Shares                                         1.65%
Class R4 Shares                                         1.36%
Class R5 Shares                                         1.10%
Class Y Shares                                          0.90%               0.91%               0.92%
SMALLCAP GROWTH FUND
Class R3 Shares                                         1.66%
Class R4 Shares                                         1.37%
Class R5 Shares                                         1.06%
Class Y Shares                                          0.93%               0.90%               0.97%
STOCK FUND
Class R3 Shares                                         1.51%
Class R4 Shares                                         1.19%
Class R5 Shares                                         0.92%
Class Y Shares                                          0.75%               0.76%               0.82%
TOTAL RETURN BOND FUND
Class R3 Shares                                         0.72%
Class R4 Shares                                         0.72%
Class R5 Shares                                         0.72%
Class Y Shares                                          0.61%               0.70%               0.74%
VALUE FUND
Class R3 Shares                                         1.65%
Class R4 Shares                                         1.35%
Class R5 Shares                                         1.05%
Class Y Shares                                          0.88%               0.91%               0.92%
VALUE OPPORTUNITIES FUND
Class R3 Shares                                         1.38%
Class R4 Shares                                         1.38%
Class R5 Shares                                         1.05%
Class Y Shares                                          0.94%               0.99%               1.06%
EQUITY GROWTH ALLOCATION FUND
Class R3 Shares                                         0.96%
Class R4 Shares                                         0.70%
Class R5 Shares                                         0.38%

THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.           157

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

FUND                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                              OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                                  --------------------------------------------------------
GROWTH ALLOCATION FUND
Class R3 Shares                                         0.93%
Class R4 Shares                                         0.65%
Class R5 Shares                                         0.38%
BALANCED ALLOCATION FUND
Class R3 Shares                                         0.93%
Class R4 Shares                                         0.66%
Class R5 Shares                                         0.36%
CONSERVATIVE ALLOCATION FUND
Class R3 Shares                                         1.03%
Class R4 Shares                                         0.75%
Class R5 Shares                                         0.47%
INCOME ALLOCATION FUND
Class R3 Shares                                         0.97%
Class R4 Shares                                         0.68%
Class R5 Shares                                         0.37%
RETIREMENT INCOME FUND
Class R3 Shares                                         0.88%
Class R4 Shares                                         0.59%
Class R5 Shares                                         0.27%
Class Y Shares                                          0.18%               0.24%
TARGET RETIREMENT 2010 FUND
Class R3 Shares                                         0.91%
Class R4 Shares                                         0.62%
Class R5 Shares                                         0.30%
Class Y Shares                                          0.20%               0.23%
TARGET RETIREMENT 2020 FUND
Class R3 Shares                                         0.91%
Class R4 Shares                                         0.63%
Class R5 Shares                                         0.31%
Class Y Shares                                          0.21%               0.22%
TARGET RETIREMENT 2030 FUND
Class R3 Shares                                         0.93%
Class R4 Shares                                         0.66%
Class R5 Shares                                         0.33%
Class Y Shares                                          0.23%               0.20%


--------

 From December 22, 2006 (commencement of operations), through October 31, 2007.


158           THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

PAYMENTS FROM AFFILIATES
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                             IMPACT FROM PAYMENT
                                                       IMPACT FROM PAYMENT    FROM AFFILIATE FOR      TOTAL RETURN
                                                        FROM AFFILIATE FOR         TRADING         EXCLUDING PAYMENTS
                                                        SEC SETTLEMENT FOR    REIMBURSEMENTS FOR   FROM AFFILIATE FOR
                                                          THE YEAR ENDED        THE YEAR ENDED       THE YEAR ENDED
                                                           OCTOBER 31,           OCTOBER 31,           OCTOBER 31,
FUND                                                           2007                  2007                 2007
----                                                   -------------------   -------------------   ------------------
Advisers Fund Class Y                                          0.07%                   --                 13.65%
Capital Appreciation Class Y                                   0.03%                   --                 26.62%
Disciplined Equity Fund Class Y                                0.07%                   --                 14.37%
Dividend and Growth Fund Class Y                               0.03%                   --                 16.65%
Global Growth Fund Class Y                                     0.25%                   --                 36.28%
Global Health Fund Class Y                                     0.01%                   --                 10.44%
Growth Fund Class Y                                            0.01%                   --                 24.50%
Growth Opportunities Fund Class Y                              0.03%                   --                 41.02%
International Growth Fund Class Y                                --                    --                 40.01%
International Opportunities Fund Class Y                       0.01%                   --                 39.90%
Small Company Fund Class Y                                     0.16%                 0.20%                23.99%
SmallCap Growth Fund Class Y                                   0.01%                   --                  7.60%
Stock Fund Class Y                                             0.12%                   --                 17.31%
Value Fund Class Y                                               --                    --                 17.06%
Value Opportunities Fund Class Y                               0.01%                   --                 10.29%




THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.           159

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------

                                                   CLASS    FUND      CUSIP
NAME                                              SHARES    CODE      NUMBER     SYMBOL
----                                              ------    ----    ---------    ------
The Hartford Advisers Fund                        R3        1324    416649630    ITTRX
The Hartford Advisers Fund                        R4        1325    416649333    ITTSX
The Hartford Advisers Fund                        R5        1326    41664L708    ITTTX
The Hartford Advisers Fund                        Y          213    416645786    IHAYX
The Hartford Capital Appreciation Fund            R3        1333    416649655    ITHRX
The Hartford Capital Appreciation Fund            R4        1334    416649358    ITHSX
The Hartford Capital Appreciation Fund            R5        1335    41664L500    ITHTX
The Hartford Capital Appreciation Fund            Y          216    416645604    HCAYX
The Hartford Capital Appreciation II Fund         R3        1336    416649473    HCTRX
The Hartford Capital Appreciation II Fund         R4        1337    416649176    HCTSX
The Hartford Capital Appreciation II Fund         R5        1338    41664L757    HCTTX
The Hartford Capital Appreciation II Fund         Y         1208    416648566    HCTYX
The Hartford Disciplined Equity Fund              R3        1342    416649564    HGIRX
The Hartford Disciplined Equity Fund              R4        1343    416649267    HGISX
The Hartford Disciplined Equity Fund              R5        1344    41664L849    HGITX
The Hartford Disciplined Equity Fund              Y          260    416645653    HGIYX
The Hartford Dividend and Growth Fund             R3        1345    416649580    HDGRX
The Hartford Dividend and Growth Fund             R4        1346    416649283    HDGSX
The Hartford Dividend and Growth Fund             R5        1347    41664L864    HDGTX
The Hartford Dividend and Growth Fund             Y          225    416645828    HDGYX
The Hartford Equity Income Fund                   R3        1348    416649663    HQIRX
The Hartford Equity Income Fund                   R4        1349    416649366    HQISX
The Hartford Equity Income Fund                   R5        1350    41664L401    HQITX
The Hartford Equity Income Fund                   Y         1661    416648855    HQIYX
The Hartford Floating Rate Fund                   R3        1351    416649531    HFLRX
The Hartford Floating Rate Fund                   R4        1352    416649234    HFLSX
The Hartford Floating Rate Fund                   R5        1353    41664L815    HFLTX
The Hartford Floating Rate Fund                   Y         1212    416648525    HFLYX
The Hartford Global Equity Fund                                                    --
                                                  R3        1579    41664L443
The Hartford Global Equity Fund                                                    --
                                                  R4        1580    41664L435
The Hartford Global Equity Fund                                                    --
                                                  R5        1581    41664L427
The Hartford Global Equity Fund                                                    --
                                                  Y         1577    41664L419
The Hartford Global Growth Fund                   R3        1357    416649614    HALRX
The Hartford Global Growth Fund                   R4        1358    416649317    HALSX
The Hartford Global Growth Fund                   R5        1359    41664L880    HALTX
The Hartford Global Growth Fund                   Y          315    416645497    HGLYX
The Hartford Global Health Fund                   R3        1354    416649671    HGHRX
The Hartford Global Health Fund                   R4        1355    416649374    HGHSX
The Hartford Global Health Fund                   R5        1356    41664L302    HGHTX
The Hartford Global Health Fund                   Y         1613    416645364    HGHYX
The Hartford Growth Fund                          R3        1363    416641504    HGWRX
The Hartford Growth Fund                          R4        1364    416641884    HGWSX
The Hartford Growth Fund                          R5        1365    416641843    HGWUX
The Hartford Growth Fund                          Y         1231    416529626    HGWYX
The Hartford Growth Opportunities Fund            R3        1366    416641603    HGORX
The Hartford Growth Opportunities Fund            R4        1367    416641876    HGOSX
The Hartford Growth Opportunities Fund            R5        1368    416641835    HGOTX
The Hartford Growth Opportunities Fund            Y         1621    416529816    HGOYX
The Hartford High Yield Fund                      R3        1369    416649648    HAHRX
The Ha rtford High Yield Fund                     R4        1370    416649341    HAHSX
The Hartford High Yield Fund                      R5        1371    41664L609    HAHTX
The Hartford High Yield Fund                      Y          204    416645455    HAHYX
The Hartford Inflation Plus Fund                  R3        1375    416649598    HIPRX
The Hartford Inflation Plus Fund                  R4        1376    416649291    HIPSX
The Hartford Inflation Plus Fund                  R5        1377    41664L872    HIPTX
The Hartford Inflation Plus Fund                  Y         1649    416648830    HIPYX
The Hartford International Growth Fund            R3        1378    416649689    HNCRX
The Hartford International Growth Fund            R4        1379    416649382    HNCSX

160           THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

                                              FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                   CLASS    FUND      CUSIP
NAME                                              SHARES    CODE      NUMBER     SYMBOL
----                                              ------    ----    ---------    ------
The Hartford International Growth Fund            R5        1380    41664L203    HNCTX
The Hartford International Growth Fund            Y         1276    416646800    HNCYX
The Hartford International Opportunities Fund     R3        1381    416649549    IHORX
The Hartford International Opportunities Fund     R4        1382    416649242    IHOSX
The Hartford International Opportunities Fund     R5        1383    41664L823    IHOTX
The Hartford International Opportunities Fund     Y          209    416645885    HAOYX
The Hartford Money Market Fund                    R3        1384    416649622    IHRXX
The Hartford Money Market Fund                    R4        1385    416649325    IHSXX
The Hartford Money Market Fund                    R5        1386    41664L807    IHTXX
The Hartford Money Market Fund                    Y          201    416645729    HAYXX
The Hartford Small Company Fund                   R3        1387    416649697    IHSRX
The Hartford Small Company Fund                   R4        1388    416649390    IHSSX
The Hartford Small Company Fund                   R5        1389    41664L104    IHSUX
The Hartford Small Company Fund                   Y          979    416645307    HSCYX
The Hartford SmallCap Growth Fund                 R3        1390    416641702    HSLRX
The Hartford SmallCap Growth Fund                 R4        1391    416641868    HSLSX
The Hartford SmallCap Growth Fund                 R5        1392    416641827    HSLTX
The Hartford SmallCap Growth Fund                 Y         1625    416529808    HSLYX
The Hartford Stock Fund                           R3        1393    416649713    HASRX
The Hartford Stock Fund                           R4        1394    416649416    HASSX
The Hartford Stock Fund                           R5        1395    416649119    HASTX
The Hartford Stock Fund                           Y          222    416645851    HASYX
The Hartford Total Return Bond Fund               R3        1408    416649556    ITBRX
The Hartford Total Return Bond Fund               R4        1409    416649259    ITBUX
The Hartford Total Return Bond Fund               R5        1410    41664L831    ITBTX
The Hartford Total Return Bond Fund               Y          219    416645752    HABYX
The Hartford Value Fund                           R3        1411    416649572    HVFRX
The Hartford Value Fund                           R4        1412    416649275    HVFSX
The Hartford Value Fund                           R5        1413    41664L856    HVFTX
The Hartford Value Fund                           Y         1288    416646701    HVFYX
The Hartford Value Opportunities Fund             R3        1414    416641801    HVORX
The Hartford Value Opportunities Fund             R4        1415    416641850    HVOSX
The Hartford Value Opportunities Fund             R5        1416    416641819    HVOTX
The Hartford Value Opportunities Fund             Y         1617    416529717    HVOYX
The Hartford Equity Growth Allocation Fund        R3        1327    416649762    HAARX
The Hartford Equity Growth Allocation Fund        R4        1328    416649465    HAASX
The Hartford Equity Growth Allocation Fund        R5        1329    416649168    HAATX
The Hartford Growth Allocation Fund               R3        1360    416649754    HRARX
The Hartford Growth Allocation Fund               R4        1361    416649457    HRASX
The Hartford Growth Allocation Fund               R5        1362    416649150    HRATX
The Hartford Balanced Allocation Fund             R3        1330    416649747    HBARX
The Hartford Balanced Allocation Fund             R4        1331    416649440    HBASX
The Hartford Balanced Allocation Fund             R5        1332    416649143    HBATX
The Hartford Conservative Allocation Fund         R3        1339    416649739    HCVRX
The Hartford Conservative Allocation Fund         R4        1340    416649432    HCVSX
The Hartford Conservative Allocation Fund         R5        1341    416649135    HCVTX
The Hartford Income Allocation Fund               R3        1372    416649721    HINRX
The Hartford Income Allocation Fund               R4        1373    416649424    HINSX
The Hartford Income Allocation Fund               R5        1374    416649127    HINUX
The Hartford Retirement Income Fund               R3        1405    416649523    HTRRX
The Hartford Retirement Income Fund               R4        1406    416649226    HTRSX
The Hartford Retirement Income Fund               R5        1407    41664L799    HTRTX
The Hartford Retirement Income Fund               Y         1235    416648418    HTRYX
The Hartford Target Retirement 2010 Fund          R3        1396    416649515    HTTRX
The Hartford Target Retirement 2010 Fund          R4        1397    416649218    HTTSX
The Hartford Target Retirement 2010 Fund          R5        1398    41664L781    HTTTX
The Hartford Target Retirement 2010 Fund          Y         1239    416648368    HTTYX
The Hartford Target Retirement 2020 Fund          R3        1399    416649499    HTWRX

THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.           161

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                   CLASS    FUND      CUSIP
NAME                                              SHARES    CODE      NUMBER     SYMBOL
----                                              ------    ----    ---------    ------
The Hartford Target Retirement 2020 Fund          R4        1400    416649192    HTWSX
The Hartford Target Retirement 2020 Fund          R5        1401    41664L773    HTWTX
The Hartford Target Retirement 2020 Fund          Y         1243    416648327    HTWYX
The Hartford Target Retirement 2030 Fund          R3        1402    416649481    HTHRX
The Hartford Target Retirement 2030 Fund          R4        1403    416649184    HTHSX
The Hartford Target Retirement 2030 Fund          R5        1404    41664L765    HTHTX
The Hartford Target Retirement 2030 Fund          Y         1247    416648277    HTHYX




162           THE HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

Global Equity Fund has not yet delivered an annual or semi-annual report because Global Equity Fund has not commenced operations as of the date of this prospectus.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at http://institutional.thehartford.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400
 BY PHONE:

1-888-843-7824

 ON THE INTERNET:
http://institutional.thehartford.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:   publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                       CLASS Y SHARES

                                              PROSPECTUS
                                              MARCH 1, 2008

AS WITH ALL MUTUAL      THE HARTFORD ADVISERS FUND
FUNDS, THE              THE HARTFORD BALANCED INCOME FUND
SECURITIES AND          THE HARTFORD CAPITAL APPRECIATION FUND
EXCHANGE COMMISSION     THE HARTFORD CAPITAL APPRECIATION II FUND
HAS NOT APPROVED OR     THE HARTFORD DISCIPLINED EQUITY FUND
DISAPPROVED THESE       THE HARTFORD DIVIDEND AND GROWTH FUND
SECURITIES OR PASSED    THE HARTFORD EQUITY INCOME FUND
UPON THE ADEQUACY OF    THE HARTFORD FLOATING RATE FUND
THIS PROSPECTUS. ANY    THE HARTFORD FUNDAMENTAL GROWTH FUND
REPRESENTATION TO       (FORMERLY THE HARTFORD FOCUS FUND)
THE CONTRARY IS A       THE HARTFORD GLOBAL COMMUNICATIONS FUND
CRIMINAL OFFENSE.       THE HARTFORD GLOBAL EQUITY FUND
                        THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                        THE HARTFORD GLOBAL GROWTH FUND
                        (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
                        THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL TECHNOLOGY FUND
                        THE HARTFORD GROWTH FUND
                        THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD HIGH YIELD FUND
                        THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
                        THE HARTFORD INTERNATIONAL GROWTH FUND
                        (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION
                        FUND)
                        THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                        THE HARTFORD LARGECAP GROWTH FUND
                        THE HARTFORD MIDCAP FUND
                        THE HARTFORD MIDCAP GROWTH FUND
                        (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
                        THE HARTFORD MIDCAP VALUE FUND
                        THE HARTFORD MONEY MARKET FUND
                        THE HARTFORD SELECT MIDCAP VALUE FUND
                        THE HARTFORD SELECT SMALLCAP VALUE FUND
                        THE HARTFORD SHORT DURATION FUND
                        THE HARTFORD SMALL COMPANY FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                        THE HARTFORD STOCK FUND
                        THE HARTFORD STRATEGIC INCOME FUND
                        THE HARTFORD TAX-FREE CALIFORNIA FUND
                        THE HARTFORD TAX-FREE MINNESOTA FUND
                        THE HARTFORD TAX-FREE NATIONAL FUND
                        THE HARTFORD TAX-FREE NEW YORK FUND
                        THE HARTFORD TOTAL RETURN BOND FUND
                        THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                        THE HARTFORD VALUE FUND
                        THE HARTFORD VALUE OPPORTUNITIES FUND
                        THE HARTFORD RETIREMENT INCOME FUND
                        THE HARTFORD TARGET RETIREMENT 2010 FUND
                        THE HARTFORD TARGET RETIREMENT 2020 FUND
                        THE HARTFORD TARGET RETIREMENT 2030 FUND



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

CONTENTS

--------------------------------------------------------------------------------


Introduction                Introduction                                                 3

A summary of each           The Hartford Advisers Fund
  fund's                                                                                 4
goals, principal            The Hartford Balanced Income Fund
  strategies,                                                                            8
main risks,                 The Hartford Capital Appreciation Fund
  performance and                                                                       11
expenses                    The Hartford Capital Appreciation II Fund                   14
                            The Hartford Disciplined Equity Fund                        17
                            The Hartford Dividend and Growth Fund                       20
                            The Hartford Equity Income Fund                             23
                            The Hartford Floating Rate Fund                             26
                            The Hartford Fundamental Growth Fund
                            (formerly The Hartford Focus Fund)                          30
                            The Hartford Global Communications Fund                     33
                            The Hartford Global Equity Fund                             37
                            The Hartford Global Financial Services Fund                 39
                            The Hartford Global Growth Fund
                            (formerly The Hartford Global Leaders Fund)                 43
                            The Hartford Global Health Fund                             47
                            The Hartford Global Technology Fund                         51
                            The Hartford Growth Fund                                    55
                            The Hartford Growth Opportunities Fund                      58
                            The Hartford High Yield Fund                                61
                            The Hartford Income Fund                                    65
                            The Hartford Inflation Plus Fund                            69
                            The Hartford International Growth Fund (formerly
                            The
                            Hartford  International Capital Appreciation Fund)          73
                            The Hartford International Opportunities Fund               76
                            The Hartford International Small Company Fund               79
                            The Hartford LargeCap Growth Fund                           82
                            The Hartford MidCap Fund                                    85
                            The Hartford MidCap Growth Fund (formerly The
                            Hartford Select MidCap Growth Fund)                         88
                            The Hartford MidCap Value Fund                              91
                            The Hartford Money Market Fund                              94
                            The Hartford Select MidCap Value Fund                       97
                            The Hartford Select SmallCap Value Fund                    100
                            The Hartford Short Duration Fund                           104
                            The Hartford Small Company Fund                            108
                            The Hartford SmallCap Growth Fund                          111
                            The Hartford Stock Fund                                    115
                            The Hartford Strategic Income Fund                         118
                            The Hartford Tax-Free California Fund                      121
                            The Hartford Tax-Free Minnesota Fund                       124
                            The Hartford Tax-Free National Fund                        127
                            The Hartford Tax-Free New York Fund                        130
                            The Hartford Total Return Bond Fund                        133
                            The Hartford U.S. Government Securities Fund               137
                            The Hartford Value Fund                                    140
                            The Hartford Value Opportunities Fund                      143
                            The Hartford Retirement Income Fund                        146
                            The Hartford Target Retirement 2010 Fund                   151
                            The Hartford Target Retirement 2020 Fund                   156
                            The Hartford Target Retirement 2030 Fund                   161

Description of other        Investment strategies and investment matters               166
investment                  Terms used in this Prospectus
strategies and                                                                         169
investment risks

THE HARTFORD MUTUAL FUNDS                                                      1


Investment manager          Management of the funds
and                                                                                    172
management fee
information

Information on your         About your account
account                                                                                185
                            Class Y share investor requirements                        185
                            Payments to financial intermediaries and other
                            entities                                                   185
                            Opening an account                                         187
                            Buying shares                                              188
                            Selling shares in writing                                  189
                            Transaction policies                                       190
                            Dividends and account policies                             193
Further information         Financial highlights
on the                                                                                 196
funds                       Fund code, CUSIP number and symbol                         211
                            For more information                                back cover




2                                                      THE HARTFORD MUTUAL FUNDS

INTRODUCTION

--------------------------------------------------------------------------------
Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class Y shares of the funds. Class Y shares for each of the Tax-Free California Fund and Tax-Free New York Fund are not currently available. Certain of the funds also offer Class R3, Class R4 and Class R5 shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes. Each of the funds also offers Class A, Class B and Class C shares pursuant to a separate prospectus describing these classes. Certain of the funds also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the funds, pursuant to a separate prospectus describing that class. In addition, the Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund also offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.

Effective March 1, 2008, unless an investor has already established an account individuals are no longer eligible to invest in Class Y shares.

Each fund is a diversified fund except for the funds listed below. The following funds are non-diversified:

     -  Floating Rate Fund

     -  Global Communications Fund

     -  Global Financial Services Fund

     -  Global Health Fund

     -  Global Technology Fund

     -  Inflation Plus Fund

     -  Tax-Free California Fund

     -  Tax-Free New York

The following funds are referred to as the Hartford Fixed Income Funds:

     -  Floating Rate Fund

     -  High Yield Fund

     -  Income Fund

     -  Inflation Plus Fund

     -  Money Market Fund

     -  Short Duration Fund

     -  Strategic Income Fund

     -  Tax-Free California Fund

     -  Tax-Free Minnesota Fund

     -  Tax-Free National Fund

     -  Tax-Free New York Fund

     -  Total Return Bond Fund

     -  U.S. Government Securities Fund

The Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -  equities,

     -  debt securities, and

     -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Fitch Inc. ("Fitch") or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk

4                                                      THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------
that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's total operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       21.62%    12.62%     1.36%    -4.73%    -12.70%   18.55%     3.72%     7.16%    10.71%     6.70%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 10.81% (4th quarter, 1998) and the lowest quarterly return was -9.63% (2nd quarter, 2002).




THE HARTFORD MUTUAL FUNDS                                                      5

                                                      THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                    1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes                                        6.70%     9.24%     6.03%
  Class Y Return After Taxes on Distributions                        2.72%     7.85%     4.68%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                             5.26%     7.31%     4.49%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%    12.82%     5.91%
  Lehman Brothers Government/Credit Bond Index (reflects no
  deduction for fees, expenses or taxes)                             7.23%     4.44%     6.01%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.


6                                                      THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.63%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.06%
  Total annual operating expenses                                                 0.69%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                           CLASS Y
  Year 1                                                                          $ 70
  Year 3                                                                          $221
  Year 5                                                                          $384
  Year 10                                                                         $859




THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD BALANCED INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.

The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by S&P or "Baa" by Moody's or "BBB" by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt.

--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Equity securities of mid-sized or small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized or small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.



8                                                      THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD BALANCED INCOME FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
FOR CALENDAR YEAR 2007

                                   (BAR CHART)



        4.71%


        2007




 During the period shown in the bar chart, the highest quarterly return was 2.21% (3rd quarter, 2007) and the lowest quarterly return was -0.86% (4th quarter, 2007).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                 LIFE OF FUND
                                                                     1 YEAR    (SINCE 07/31/06)
  Class Y Return Before Taxes                                          4.71%         8.71%
  Class Y Return After Taxes on Distributions                          3.36%         7.33%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                               3.07%         6.63%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                  -0.17%         8.19%
  Lehman Brothers Corporate Bond Index (reflects no deduction for
  fees, expenses or taxes)                                             4.56%         6.40%


INDICES: The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

The Lehman Brothers Corporate Bond Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Lehman Brothers U.S. Aggregate Bond Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                      9

                                               THE HARTFORD BALANCED INCOME FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.73%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.31%
  Total annual operating expenses                                                 1.04%
  Less: Contractual expense reimbursement(2)                                      0.14%
  Net annual operating expenses(2)                                                0.90%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.90%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $   92
  Year 3                                                                          $  287
  Year 5                                                                          $  498
  Year 10                                                                         $1,108




10                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                     11

                                          THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        3.68%    67.49%     8.85%    -6.26%    -22.38%   41.17%    18.60%    15.65%    16.15%    16.66%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 36.93% (4th quarter, 1999) and the lowest quarterly return was -21.79% (3rd quarter, 1998).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                   1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes                                      16.66%    21.26%    13.68%
  Class Y Return After Taxes on Distributions                      14.79%    20.09%    12.11%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                           12.18%    18.50%    11.37%
  Russell 3000 Index (reflects no deduction for fees, expenses or
  taxes)                                                            5.14%    13.63%     6.22%


INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


12                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption  proceeds, whichever is less)                                          None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.66%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.06%
  Total annual operating expenses                                                  0.72%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 74
  Year 3                                                                           $230
  Year 5                                                                           $401
  Year 10                                                                          $894




THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile. The fund is organized as follows:

Opportunistic Growth: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value: Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



14                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       18.12%    18.55%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 10.03% (2nd quarter, 2007) and the lowest quarterly return was -1.74% (2nd quarter, 2006).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                               LIFE OF FUND
                                                                    1 YEAR   (SINCE 04/29/05)
  Class Y Return Before Taxes                                       18.55%        21.07%
  Class Y Return After Taxes on Distributions                       15.97%        19.58%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                            12.50%        17.48%
  Russell 3000 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.14%        11.90%


INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     15

                                       THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.94%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.08%
  Total annual operating expenses(2)                                              1.02%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.25%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $  104
  Year 3                                                                          $  325
  Year 5                                                                          $  563
  Year 10                                                                         $1,248




16                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                     17

                                            THE HARTFORD DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       21.45%    -6.15%    -8.08%    -24.60%   28.89%     8.39%     6.61%    12.43%     8.35%


        1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 15.51% (4th quarter, 1999) and the lowest quarterly return was -16.46% (3rd quarter, 2002).


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                     LIFE OF FUND
                                                                1 YEAR   5 YEARS   (SINCE 04/30/98)
  Class Y Return Before Taxes                                    8.35%    12.64%         5.32%
  Class Y Return After Taxes on Distributions                    8.09%    12.38%         4.98%
  Class Y Return After Taxes on Distributions and Sale of
  Fund Shares                                                    5.43%    10.92%         4.45%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                         5.49%    12.82%         4.59%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


18                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.80%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.08%
  Total annual operating expenses(2)                                               0.88%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.00%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $   90
  Year 3                                                                           $  281
  Year 5                                                                           $  488
  Year 10                                                                          $1,084




THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies within the index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



20                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       14.86%     5.10%    10.82%    -4.15%    -13.70%   26.44%    12.44%     5.87%    20.08%     8.18%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 15.26% (2nd quarter, 2003) and the lowest quarterly return was -18.16% (3rd quarter, 2002).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                    1 YEAR    5 YEARS    10 YEARS
  Class Y Return Before Taxes                                        8.18%     14.34%      8.02%
  Class Y Return After Taxes on Distributions                        6.54%     13.15%      6.97%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                             6.38%     12.13%      6.55%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                             5.49%     12.82%      5.91%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -0.17%     14.63%      7.68%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.



THE HARTFORD MUTUAL FUNDS                                                     21

                                           THE HARTFORD DIVIDEND AND GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                         None
  Exchange fees                                                                   None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                0.63%
  Distribution and service (12b-1) fees                                           None
  Other expenses(1)                                                              0.06%
  Total annual operating expenses                                                0.69%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                           CLASS Y
  Year 1                                                                          $ 70
  Year 3                                                                          $221
  Year 5                                                                          $384
  Year 10                                                                         $859




22                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                     23

                                                 THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       10.51%     5.37%    21.03%     7.16%


        2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 8.53% (4th quarter, 2004) and the lowest quarterly return was -2.43% (4th quarter, 2007).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                                 LIFE OF FUND
                                                                   1 YEAR     (SINCE 08/28/2003)
  Class Y Return Before Taxes                                       7.16%           12.95%
  Class Y Return After Taxes on Distributions                       5.78%           11.75%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                            5.12%           10.68%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                               -0.17%           13.35%(1)


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Return is from 8/31/2003 - 12/31/2007.


24                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.73%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.07%
  Total annual operating expenses(3)                                               0.80%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund. In addition, HIFSCO has voluntarily agreed to waive a portion of the management fee until October 31, 2008. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.68% and assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class Y shares are 0.75%.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.90%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                            $ 82
  Year 3                                                                            $255
  Year 5                                                                            $444
  Year 10                                                                           $990




THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management, relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower

26                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------


than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.



THE HARTFORD MUTUAL FUNDS                                                     27

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        6.99%     1.07%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 2.01% (1st quarter, 2007) and the lowest quarterly return was -1.72% (3rd quarter, 2007).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                  LIFE OF FUND
                                                                      1 YEAR    (SINCE 4/29/05)
  Class Y Return Before Taxes                                          1.07%         4.61%
  Class Y Return After Taxes on Distributions                         -1.38%         2.33%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                               0.69%         2.62%
  Credit Suisse Leverage Loan Index                                    1.87%         4.90%



INDEX: Credit Suisse Leverage Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market. You cannot invest directly in an index.


28                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.61%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.07%
  Total annual operating expenses(2)                                              0.68%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.75%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 69
  Year 3                                                                           $218
  Year 5                                                                           $379
  Year 10                                                                          $847




THE HARTFORD MUTUAL FUNDS                                                     29

THE HARTFORD FUNDAMENTAL GROWTH FUND
(FORMERLY THE HARTFORD FOCUS FUND)

--------------------------------------------------------------------------------
INVESTMENT GOAL. The Hartford Fundamental Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of large capitalization growth companies which include companies with market capitalizations similar to companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. Individual holdings are typically no larger than 5% of the fund's total assets. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, growth prospects, relative valuation, balance sheet, income statement, and anticipated earnings and revenues.

In general, the fund seeks to invest in market-leading companies in industry niches that offer high secular growth prospects and attractive market dynamics. The approach utilizes proprietary fundamental research to identify high-quality, proven companies with price-earnings valuations comparable to the company's long-term, sustainable growth rate. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

Wellington Management's strategy of bottom-up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



30                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD FUNDAMENTAL GROWTH FUND
                                              (FORMERLY THE HARTFORD FOCUS FUND)
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       -25.12%   27.74%     2.92%     9.98%     9.63%    15.56%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 14.74% (2nd quarter, 2003) and the lowest quarterly return was -19.05% (2nd quarter, 2002).


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                     LIFE OF FUND
                                                                1 YEAR   5 YEARS   (SINCE 5/24/01)
  Class Y Return Before Taxes                                   15.56%    12.86%        5.07%
  Class Y Return After Taxes on Distributions                   11.39%    11.94%        4.42%
  Class Y Return After Taxes on Distributions and Sale of
  Fund Shares                                                   10.46%    10.75%        4.03%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                            11.81%    12.11%        2.25%(1)
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                         5.49%    12.82%        4.21%(1)


INDICES: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/2001 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     31

                                            THE HARTFORD FUNDAMENTAL GROWTH FUND
                                              (FORMERLY THE HARTFORD FOCUS FUND)
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.85%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.15%
  Total annual operating expenses(3)                                               1.00%


(1) Effective March 30, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.05%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $  102
  Year 3                                                                           $  318
  Year 5                                                                           $  552
  Year 10                                                                          $1,225




32                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies it believes possess one or more of the following attributes:

     - the current market price of its stock is at the low end of its historical relative valuation range, or

     - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

     -  unrecognized or undervalued assets exist, and

     - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

     -  its target price is achieved,

     - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small- or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the

THE HARTFORD MUTUAL FUNDS                                                     33

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------


fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       -36.22%   -30.80%   56.07%    23.86%    15.09%    22.54%    23.62%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 29.10% (4th quarter, 2004) and the lowest quarterly return was -22.61% (2nd quarter, 2002).



34                                                     THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                LIFE OF FUND
                                                           1 YEAR   5 YEARS   (SINCE 10/31/00)
Class Y Return Before Taxes                                23.62%    27.49%         2.17%
Class Y Return After Taxes on Distributions                22.60%    26.85%         1.80%
Class Y Return After Taxes on Distributions and Sale of
Fund Shares                                                16.41%    24.35%         1.68%
S&P 500 Index (reflects no deduction for fees, expenses
or taxes)                                                   5.49%    12.82%         2.11%
MSCI AC (All Country) World Telecommunication Services
Index (reflects no deduction for fees, expenses or taxes)  28.43%    20.13%         4.57%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     35

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.90%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.21%
  Total annual operating expenses(2)                                              1.11%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.20%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $  113
  Year 3                                                                          $  353
  Year 5                                                                          $  612
  Year 10                                                                         $1,352




36                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Equity Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund's diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.




THE HARTFORD MUTUAL FUNDS                                                     37

                                                 THE HARTFORD GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.95%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.25%
  Total annual operating expenses(2)                                              1.20%


(1) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.30%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                            $122
  Year 3                                                                            $381




38                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     -  management focuses on rewarding shareholders,

     -  market expectations of future earnings are too low,

     - market value does not reflect the fact that earnings are understated due to conservative accounting,

     - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

     - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

     - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

     -  its issuer's management no longer appears to promote shareholder value,

     -  market expectations of future earnings are too high,

     - it can sell the security of an outstanding company at a significant premium,

     - market value exceeds the true value of the issuer's component businesses,

     - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

     - market value does not reflect the risk of potential problems in an important business component, or

     -  more attractive opportunities arise.

The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small- or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This

THE HARTFORD MUTUAL FUNDS                                                     39

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------



means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       -6.12%    -18.98%   30.64%    11.87%     9.97%    20.24%    -8.06%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 17.14% (2nd quarter, 2003) and the lowest quarterly return was -20.46% (3rd quarter, 2002).




40                                                     THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------



 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007



                                                                                      LIFE OF FUND
                                                             1 YEAR     5 YEARS     (SINCE 10/31/00)
  Class Y Return Before Taxes                                -8.06%      12.18%           5.18%
  Class Y Return After Taxes on Distributions               -10.39%      11.07%           4.40%
  Class Y Return After Taxes on Distributions and Sale of
  Fund Shares                                                -3.05%      10.38%           4.28%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                   5.49%      12.82%           2.11%
  MSCI Finance ex Real Estate Index (reflects no
  deduction for fees, expenses or taxes)                     -8.55%      15.50%           5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.



THE HARTFORD MUTUAL FUNDS                                                     41

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.90%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.24%
  Total annual operating expenses(2)                                              1.14%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.20%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $  116
  Year 3                                                                          $  362
  Year 5                                                                          $  628
  Year 10                                                                         $1,386




42                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL GROWTH FUND
(FORMERLY THE HARTFORD GLOBAL LEADERS FUND)

--------------------------------------------------------------------------------
INVESTMENT GOAL.  The Hartford Global Growth Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of growth companies located worldwide. The fund's investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $2 billion. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     43

                                                 THE HARTFORD GLOBAL GROWTH FUND
                                     (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       48.39%    -6.84%    -16.91%   -20.03%   35.68%    19.04%     2.31%    13.80%    24.98%


        1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 32.04% (4th quarter, 1999) and the lowest quarterly return was -19.86% (3rd quarter, 2002).



44                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL GROWTH FUND
                                     (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                                    LIFE OF FUND
                                                               1 YEAR   5 YEARS   (SINCE 09/30/98)
  Class Y Return Before Taxes                                  24.98%    18.63%        11.84%
  Class Y Return After Taxes on Distributions                  22.40%    17.79%        11.18%
  Class Y Return After Taxes on Distributions and Sale of
  Fund Shares                                                  18.32%    16.21%        10.28%
  Morgan Stanley Capital International World Growth Index
  (reflects no deduction for fees, expenses or taxes)          15.12%    15.83%         5.68%


INDEX: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     45

                                                 THE HARTFORD GLOBAL GROWTH FUND
                                     (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.82%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.07%
  Total annual operating expenses(2)                                              0.89%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.13%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $   91
  Year 3                                                                           $  284
  Year 5                                                                           $  493
  Year 10                                                                          $1,096




46                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -  the company's business franchise is temporarily mispriced,

     -  the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     -  fundamental expectations are not met,

     -  a company's prospects become less appealing, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in

THE HARTFORD MUTUAL FUNDS                                                     47

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------


laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        2.21%    -17.02%   31.71%    12.46%    12.41%    10.76%     6.14%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 22.27% (2nd quarter, 2003) and the lowest quarterly return was -14.77% (2nd quarter, 2002).



48                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                    LIFE OF FUND
                                                               1 YEAR   5 YEARS   (SINCE 05/01/00)
  Class Y Return Before Taxes                                   6.14%    14.37%         12.44%
  Class Y Return After Taxes on Distributions                   4.68%    13.39%         11.40%
  Class Y Return After Taxes on Distributions and Sale of
  Fund Shares                                                   5.02%    12.30%         10.55%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                        5.49%    12.82%          1.84%(1)
  S&P GSSI Health Care Index (reflects no deduction for fees,
  expenses or taxes)                                            8.24%    10.87%          5.50%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The S&P GSSI Health Care Index (formerly known as the Goldman Sachs Health Care Index) is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     49

                                                 THE HARTFORD GLOBAL HEALTH FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.88%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.07%
  Total annual operating expenses(2)                                              0.95%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.20%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $   97
  Year 3                                                                          $  303
  Year 5                                                                          $  525
  Year 10                                                                         $1,166




50                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:

     -  a positive change in operating results is anticipated,

     -  unrecognized or undervalued capabilities are present, or

     - the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

     -  more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


THE HARTFORD MUTUAL FUNDS                                                     51

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       -22.36%   -38.13%   60.33%     0.82%    10.95%    10.24%    13.43%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 40.46% (4th quarter, 2001) and the lowest quarterly return was -38.28% (3rd quarter, 2001).



52                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                  LIFE OF FUND
                                                             1 YEAR   5 YEARS   (SINCE 05/01/00)
  Class Y Return Before Taxes                                 13.43%   17.52%         -4.92%
  Class Y Return After Taxes on Distributions                 13.43%   17.53%         -4.97%
  Class Y Return After Taxes on Distributions and Sale of
  Fund Shares                                                  8.73%   15.51%         -4.10%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                    5.49%   12.82%          1.84%(1)
  S&P GSTI Technology Index (reflects no deduction for
  fees, expenses or taxes)                                    16.95%   15.59%         -8.22%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The S&P GSTI Technology Index (formerly known as the Goldman Sachs Technology Composite Index) is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     53

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.90%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.20%
  Total annual operating expenses(2)                                              1.10%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.20%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $  112
  Year 3                                                                          $  350
  Year 5                                                                          $  606
  Year 10                                                                         $1,340




54                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business models, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                     55

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       29.63%    34.67%    -4.95%    -14.60%   -24.46%   33.22%    12.40%     4.62%     4.74%    17.05%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).

 (1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                    1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes(1)                                     17.05%   13.94%     7.51%
  Class Y Return After Taxes on Distributions(1)                     15.52%   13.41%     5.76%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                          12.61%   12.16%     5.83%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                 11.81%   12.11%     3.83%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


56                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                         None
  Exchange fees                                                                   None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                             0.73%
  Distribution and service (12b-1) fees                                           None
  Other expenses(2)                                                              0.07%
  Total annual operating expenses(3)                                             0.80%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.95%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                           CLASS Y
  Year 1                                                                          $ 82
  Year 3                                                                          $255
  Year 5                                                                          $444
  Year 10                                                                         $990




THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify companies with accelerating operating momentum for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



58                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



       18.97%    53.67%     3.47%    -24.11%   -28.21%   44.44%    16.83%    16.16%    11.83%    28.69%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).

 (1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                     1 YEAR    5 YEARS    10 YEARS
  Class Y Return Before Taxes(1)                                      28.69%    23.04%      11.26%
  Class Y Return After Taxes on Distributions(1)                      24.46%    21.62%       8.88%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                           19.74%    19.92%       8.73%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                  11.81%    12.11%       3.83%
  Russell 3000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                  11.40%    12.42%       3.83%


INDICES: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


THE HARTFORD MUTUAL FUNDS                                                     59

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.72%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.07%
  Total annual operating expenses(3)                                               0.79%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.01%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 81
  Year 3                                                                           $252
  Year 5                                                                           $439
  Year 10                                                                          $978




60                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P or "B-" by Fitch, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value. Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its

THE HARTFORD MUTUAL FUNDS                                                     61

                                                    THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------


value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        3.98%     1.04%     3.27%    -7.51%    24.86%     7.55%     1.50%    11.34%     2.95%


        1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 9.32% (2nd quarter, 2003) and the lowest quarterly return was -5.72% (3rd quarter, 2002).



62                                                     THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                                   LIFE OF FUND
                                                              1 YEAR   5 YEARS   (SINCE 09/30/98)
  Class Y Return Before Taxes                                  2.95%     9.33%         5.37%
  Class Y Return After Taxes on Distributions                  0.19%     6.57%         2.25%
  Class Y Return After Taxes on Distributions and Sale of
  Fund Shares                                                  1.91%     6.39%         2.62%
  Lehman Brothers High Yield Corporate Index (reflects no
  deduction for fees, expenses or taxes)                       1.87%    10.90%         6.00%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     63

                                                    THE HARTFORD HIGH YIELD FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.70%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.12%
  Total annual operating expenses(3)                                              0.82%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.90%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $   84
  Year 3                                                                          $  262
  Year 5                                                                          $  455
  Year 10                                                                         $1,014




64                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality or better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or Fitch ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield
- high risk securities" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.

Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.


THE HARTFORD MUTUAL FUNDS                                                     65

                                                        THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------
Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.




66                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        5.32%     1.97%     6.13%     2.81%


        2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 3.93% (3rd quarter, 2006) and the lowest quarterly return was -2.82% (2nd quarter, 2004).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                 LIFE OF CLASS
                                                                    1 YEAR   (SINCE 11/28/2003)(1)
  Class Y Return Before Taxes                                        2.81%           4.38%
  Class Y Return After Taxes on Distributions                        0.70%           2.41%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                             1.80%           2.60%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                       6.97%           4.67%(2)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.
   (1) Class Y shares commenced operations on November 28, 2003.
   (2) Return is from 11/30/2003 - 12/31/2007.



THE HARTFORD MUTUAL FUNDS                                                     67

                                                        THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.55%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.08%
  Total annual operating expenses(3)                                              0.63%



   (1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

   (2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

   (3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.75%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.70%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 64
  Year 3                                                                           $202
  Year 5                                                                           $351
  Year 10                                                                          $786




68                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


THE HARTFORD MUTUAL FUNDS                                                     69

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


70                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        7.45%     2.19%    -0.01%    11.76%


        2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.17% (4tht quarter, 2007) and the lowest quarterly return was -3.31% (2nd quarter, 2004).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2007

                                                                              LIFE OF CLASS
                                                                 1 YEAR   (SINCE 11/28/2003)(1)
  Class Y Return Before Taxes                                    11.76%           5.35%
  Class Y Return After Taxes on Distributions                     9.91%           3.85%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                          7.56%           3.70%
  Lehman Brothers U.S. TIPS Index (reflects no deduction for
  fees, expenses or taxes)                                       11.64%           5.89%(2)


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.

--------

   (1) Class Y shares commenced operations on November 28, 2003.

   (2) Return is from 11/30/2003 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     71

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                         None
  Exchange fees                                                                   None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                             0.55%
  Distribution and service (12b-1) fees                                           None
  Other expenses
     Interest expense                                                            0.16%
     All other expenses(2)                                                       0.23%
  Total other expenses                                                           0.39%
  Total annual operating expenses                                                0.94%
  Less: Contractual expense reimbursement(3)                                     0.18%
  Net annual operating expenses(3)                                               0.76%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.
(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.75%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.60%. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to interest expense on reverse repurchase agreements. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                           CLASS Y
  Year 1                                                                          $ 78
  Year 3                                                                          $243
  Year 5                                                                          $422
  Year 10                                                                         $942




72                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL GROWTH FUND
(FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)

--------------------------------------------------------------------------------
INVESTMENT GOAL. The Hartford International Growth Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $326 million to $232 billion. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     73

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                 (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       -18.46%   49.73%    23.81%     6.07%    23.40%    22.89%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 25.08% (2nd quarter, 2003) and the lowest quarterly return was -21.70% (3rd quarter, 2002).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                                     LIFE OF FUND
                                                                1 YEAR   5 YEARS   (SINCE 4/30/01)
  Class Y Return Before Taxes                                   22.89%    24.41%        11.53%
  Class Y Return After Taxes on Distributions                   18.68%    22.78%        10.41%
  Class Y Return After Taxes on Distributions and Sale of
  Fund Shares                                                   16.29%    20.97%         9.60%
  MSCI EAFE Growth Index (reflects no deduction for fees,
  expenses or taxes)                                            16.84%    20.25%         9.17%


INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.


74                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                 (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.90%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.13%
  Total annual operating expenses(2)                                               1.03%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.
(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.20%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $  105
  Year 3                                                                           $  328
  Year 5                                                                           $  569
  Year 10                                                                          $1,259




THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The fund seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index"). As of December 31, 2007, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $131 million and $354 billion. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



76                                                     THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       13.11%    39.63%    -15.19%   -18.32%   -19.92%   32.06%    17.90%    14.27%    24.34%    27.10%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 22.37% (4th quarter, 1999) and the lowest quarterly return was -22.38% (3rd quarter, 2002).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                     1 YEAR    5 YEARS    10 YEARS
  Class Y Return Before Taxes                                         27.10%    22.96%       9.43%
  Class Y Return After Taxes on Distributions                         21.93%    21.68%       8.46%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                              19.27%    19.88%       7.86%
  MSCI AC World ex US Index (reflects no deduction for fees,
  expenses or taxes)                                                  17.12%    24.52%      10.09%


INDEX: The MSCI AC World ex US Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     77

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.85%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.10%
  Total annual operating expenses(2)                                              0.95%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.22%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $   97
  Year 3                                                                           $  303
  Year 5                                                                           $  525
  Year 10                                                                          $1,166




78                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization no greater than $10 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:

     -  a well-articulated business plan,

     -  experienced management,

     -  a sustainable competitive advantage, and

     -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     79

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       -3.91%    55.23%    16.68%    18.48%    28.68%     8.21%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 23.31% (2nd quarter, 2003) and the lowest quarterly return was -17.31% (3rd quarter, 2002).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                                       LIFE OF FUND
                                                                1 YEAR    5 YEARS    (SINCE 4/30/01)
  Class Y Return Before Taxes                                    8.21%     24.46%         15.76%
  Class Y Return After Taxes on Distributions                    4.38%     20.29%         12.80%
  Class Y Return After Taxes on Distributions and Sale of
  Fund Shares                                                    6.48%     19.30%         12.24%
  S&P/Citigroup Extended Market Euro-Pacific Index (reflects
  no deduction for fees, expenses or taxes)                      6.03%     28.00%         14.13%


INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.


80                                                     THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                              None
  Exchange fees                                                                   None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                0.90%
  Distribution and service (12b-1) fees                                           None
  Other expenses(1)                                                              0.11%
  Total annual operating expenses(2)                                             1.01%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.20%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be

EXPENSES (WITH OR WITHOUT REDEMPTION)                                           CLASS Y
  Year 1                                                                         $  103
  Year 3                                                                         $  322
  Year 5                                                                         $  558
  Year 10                                                                        $1,236




THE HARTFORD MUTUAL FUNDS                                                     81

THE HARTFORD LARGECAP GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of December 31, 2007, the market capitalization of companies included in these indices ranged from approximately $458 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with all stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



82                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD LARGECAP GROWTH FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
FOR CALENDAR YEAR 2007

                                   (BAR CHART)



        5.29%


        2007




 During the period shown in the bar chart, the highest quarterly return was 4.63% (2nd quarter, 2007) and the lowest quarterly return was -3.02% (4th quarter, 2007).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                                 LIFE OF FUND
                                                                     1 YEAR    (SINCE 11/30/06)
  Class Y Return Before Taxes                                         5.29%          5.41%
  Class Y Return After Taxes on Distributions                         4.62%          4.75%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                              3.44%          4.22%
  Russell 1000 Growth Index (reflects no deduction for fees,
  expenses for taxes)                                                11.81%         11.20%



INDEX: The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     83

                                               THE HARTFORD LARGECAP GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                                None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.65%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.63%
  Total annual operating expenses                                                  1.28%
  Less: Contractual expense reimbursement(2)                                       0.43%
  Net annual operating expenses(2)                                                 0.85%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.85%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $   87
  Year 3                                                                           $  271
  Year 5                                                                           $  471
  Year 10                                                                          $1,049




84                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

AS OF MARCH 1, 2008, THE FUND WILL NO LONGER OFFER CLASS Y SHARES TO NEW INVESTMENTS EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES
(1) FOR ACCOUNTS ESTABLISHED PRIOR TO MARCH 1, 2008; (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS; (3) AS AN UNDERLYING INVESTMENT OF THE SMART529 COLLEGE SAVINGS PLAN; AND (4) AS AN UNDERLYING INVESTMENT OF A HARTFORD SPONSORED MUTUAL FUND-OF-FUNDS.

INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between approximately $446 million and $42 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                     85

                                                        THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       23.62%    50.87%    25.43%    -4.17%    -14.56%   36.59%    16.54%    16.78%    11.56%    15.17%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 29.99%% (4th quarter, 1999) and the lowest quarterly return was -18.32% (3rd quarter, 2002).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                    1 YEAR    5 YEARS    10 YEARS
  Class Y Return Before Taxes                                       15.17%     19.01%     16.41%
  Class Y Return After Taxes on Distributions                       11.38%     16.91%     14.69%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                            12.26%     16.23%     14.09%
  S&P MidCap 400 Index (reflects no deduction for fees, expenses
  or taxes)                                                          7.98%     16.20%     11.20%



INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.


86                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.73%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.06%
  Total annual operating expenses                                                 0.79%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 81
  Year 3                                                                           $252
  Year 5                                                                           $439
  Year 10                                                                          $978




THE HARTFORD MUTUAL FUNDS                                                     87

THE HARTFORD MIDCAP GROWTH FUND
(FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $42 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



88                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD MIDCAP GROWTH FUND
                               (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO. Hartford Investment Management became a sub-adviser effective December 2006. Performance information represents performance of previous sub-advisers.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        7.38%    10.66%     7.94%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 8.79% (1st quarter, 2006) and the lowest quarterly return was -5.93% (2nd quarter, 2006).


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                            LIFE OF FUND
                                                                 1 YEAR   (SINCE 01/01/05)
Class Y Return Before Taxes                                       7.94%         8.66%
Class Y Return After Taxes on Distributions                       3.38%         6.57%
Class Y Return After Taxes on Distributions and Sale of Fund
Shares                                                            5.48%         6.30%
Russell MidCap Growth Index (reflects no deduction for fees,
expenses or taxes)                                               11.43%        11.39%


INDEX: The Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     89

                                                 THE HARTFORD MIDCAP GROWTH FUND
                               (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.75%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.30%
  Total annual operating expenses                                                 1.05%
  Less: Contractual expense reimbursement(3)                                      0.10%
  Net annual operating expenses(3)                                                0.95%


(1) Effective December 4, 2006, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(2) "Other expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y Shares at 0.95%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund .

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $   97
  Year 3                                                                          $  303
  Year 5                                                                          $  525
  Year 10                                                                         $1,166




90                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------

AS OF MARCH 1, 2008, THE FUND WILL NO LONGER OFFER CLASS Y SHARES TO NEW INVESTMENTS EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES
(1) FOR ACCOUNTS ESTABLISHED PRIOR TO MARCH 1, 2008; (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS; (3) AS AN UNDERLYING INVESTMENT OF THE SMART529 COLLEGE SAVINGS PLAN; AND (4) AS AN UNDERLYING INVESTMENT OF A HARTFORD SPONSORED MUTUAL FUND-OF-FUNDS.

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between approximately $446 million and $42 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

     -  attractive valuation,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.





THE HARTFORD MUTUAL FUNDS                                                     91

                                                  THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       -13.05%   43.19%    16.08%    10.11%    17.50%     2.33%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 21.02% (2nd quarter, 2003) and the lowest quarterly return was -19.88% (3rd quarter, 2002).


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007

                                                                                     LIFE OF FUND
                                                                1 YEAR   5 YEARS   (SINCE 4/30/01)
  Class Y Return Before Taxes                                    2.33%    17.08%        10.14%
  Class Y Return After Taxes on Distributions                   -0.84%    14.93%         8.63%
  Class Y Return After Taxes on Distributions and Sale of
  Fund Shares                                                    4.67%    14.43%         8.47%
  Russell 2500 Value Index (reflects no deduction for fees,
  expenses or taxes)                                            -7.27%    16.17%        11.12%


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


92                                                     THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.85%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.04%
  Total annual operating expenses(2)                                               0.89%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.00%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $   91
  Year 3                                                                           $  284
  Year 5                                                                           $  493
  Year 10                                                                          $1,096




THE HARTFORD MUTUAL FUNDS                                                     93

THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        5.16%     4.80%     6.00%     3.76%     1.60%     0.69%     0.88%     2.78%     4.56%     4.80%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 1.54% (3rd quarter, 2000) and the lowest quarterly return was 0.14% (2nd quarter, 2004).



94                                                     THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                     1 YEAR    5 YEARS    10 YEARS
  Class Y                                                             4.80%     2.73%       3.49%
  90-Day Treasury Bill Index (reflects no deductions for fees,
  expenses or taxes)(1)                                               4.40%     2.90%       3.50%


INDEX: The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills. You cannot invest directly in an index.

(1) The 60-day Treasury Bill Index is no longer available as the fund's index.

Please call 1-888-843-7824 for the fund's most recent current and effective yield information. HIFSCO, the distributor of The Hartford Mutual Funds, has agreed to waive receipt of Rule 12b-1 fees for Class B and C shares in an amount necessary to prevent the yield on those shares from becoming negative. This waiver may be discontinued at any time. Total return and yield for Class B and Class C shares would have been lower if the fund's Rule 12b-1 fees had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     95

                                                  THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                                None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.45%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.08%
  Total annual operating expenses(3)                                               0.53%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.75%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.65%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                            $ 54
  Year 3                                                                            $170
  Year 5                                                                            $296
  Year 10                                                                           $665




96                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD SELECT MIDCAP VALUE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between $446 million to $42 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



THE HARTFORD MUTUAL FUNDS                                                     97

                                           THE HARTFORD SELECT MIDCAP VALUE FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO. Hartford Investment Management became a sub-adviser effective December 2006. Performance information represents performance of previous sub-advisers.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       17.69%    -9.47%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 8.90% (4th quarter, 2006) and the lowest quarterly return was -10.12% (4th quarter, 2007).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                  LIFE OF FUND
                                                                      1 YEAR    (SINCE 4/29/05)
  Class Y Return Before Taxes                                         -9.47%          7.24%
  Class Y Return After Taxes on Distributions                        -12.25%          5.15%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                              -5.31%          5.22%
  Russell MidCap Value Index (reflects no deduction for fees,
  expenses or taxes)                                                  -1.42%         12.24%



INDEX: The Russell MidCap Value Index is an unmanaged index measuring the performance of the mid-cap value segment of the U.S. equity universe. You cannot invest directly in an index.


98                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD SELECT MIDCAP VALUE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.75%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.07%
  Total annual operating expenses(3)                                               0.82%


(1) Effective December 4, 2006, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.90%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $   84
  Year 3                                                                           $  262
  Year 5                                                                           $  455
  Year 10                                                                          $1,014




THE HARTFORD MUTUAL FUNDS                                                     99

THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($6 billion as of December 31, 2007). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments. The fund may trade securities actively.

Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom-up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Equity securities of small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose

100                                                    THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------


greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
FOR CALENDAR YEAR 2007

                                   (BAR CHART)



       -4.56%


        2007




 During the period shown in the bar chart, the highest quarterly return was 3.73% (1st quarter, 2007) and the lowest quarterly return was -7.60% (4th quarter, 2007).



THE HARTFORD MUTUAL FUNDS                                                    101

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                                  LIFE OF FUND
                                                                      1 YEAR    (SINCE 7/31/06)
Class Y Return Before Taxes                                            -4.56%         5.57%
Class Y Return After Taxes on Distributions                            -6.98%         3.56%
Class Y Return After Taxes on Distributions and Sale of Fund Shares    -2.80%         3.68%
Russell 2000 Value Index (reflects no deduction for fees, expenses
  or taxes)                                                            -9.78%         1.62%


INDEX: The Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. You cannot invest directly in an index.


102                                                    THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 1.00%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.13%
  Total annual operating expenses(2)                                              1.13%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.20%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $  115
  Year 3                                                                           $  359
  Year 5                                                                           $  622
  Year 10                                                                          $1,375




THE HARTFORD MUTUAL FUNDS                                                    103

THE HARTFORD SHORT DURATION FUND

--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 years can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


104                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND

--------------------------------------------------------------------------------

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.




THE HARTFORD MUTUAL FUNDS                                                    105

                                                THE HARTFORD SHORT DURATION FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        1.67%     2.04%     4.23%     3.36%


        2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 1.68% (3rd quarter, 2006) and the lowest quarterly return was -1.27% (2nd quarter, 2004).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                            LIFE OF CLASS
                                                               1 YEAR   (SINCE 11/28/2003)(1)
Class Y Return Before Taxes                                     3.36%           2.95%
Class Y Return After Taxes on Distributions                     1.65%           1.58%
Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                        2.16%           1.72%
Lehman Brothers 1-5 Year U.S. Government/Credit Index
  (reflects no deduction for fees, expenses or taxes)           7.27%           3.78%(2)


INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index. You cannot invest directly in an index.
(1) Class Y shares commenced operations on November 28, 2003.

(2) Return is from 11/30/2003 - 12/31/2007.


106                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.50%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.09%
  Total annual operating expenses(3)                                              0.59%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.75%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.65%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 60
  Year 3                                                                           $189
  Year 5                                                                           $329
  Year 10                                                                          $738




THE HARTFORD MUTUAL FUNDS                                                    107

THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------


INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth,

     -  are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



108                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.

Hartford Investment Management became an additional subadviser effective June 2006.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       11.05%    66.37%    -12.64%   -15.39%   -30.27%   56.18%    11.90%    21.05%    14.21%    11.81%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 35.99% (4th quarter, 1999) and the lowest quarterly return was -23.61% (3rd quarter, 2001).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                     1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes                                        11.81%    21.98%     9.90%
  Class Y Return After Taxes on Distributions                         8.45%    20.95%     8.85%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                              8.49%    19.18%     8.24%
  Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                  7.05%    16.50%     4.32%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    109

                                                 THE HARTFORD SMALL COMPANY FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.82%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.09%
  Total annual operating expenses(2)                                               0.91%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.00%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $   93
  Year 3                                                                           $  290
  Year 5                                                                           $  504
  Year 10                                                                          $1,120




110                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive value and momentum measures. Value factors compare securities within sectors based on measures such as valuations, earnings quality and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


THE HARTFORD MUTUAL FUNDS                                                    111

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became an additional subadviser effective November 2006. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       19.85%    111.43%   -13.95%   -21.97%   -28.86%   49.94%    15.67%    10.20%     5.85%    -2.00%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).

 (1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



112                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                     1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes(1)                                     -2.00%    14.66%     9.14%
  Class Y Return After Taxes on Distributions(1)                     -3.82%    14.24%     6.47%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                           0.50%    12.85%     6.62%
  Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)                                                  7.05%    16.50%     4.32%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


THE HARTFORD MUTUAL FUNDS                                                    113

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.77%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.13%
  Total annual operating expenses(3)                                               0.90%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.05%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $   92
  Year 3                                                                           $  287
  Year 5                                                                           $  498
  Year 10                                                                          $1,108




114                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD STOCK FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




THE HARTFORD MUTUAL FUNDS                                                    115

                                                         THE HARTFORD STOCK FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       31.80%    21.91%    -4.64%    -13.31%   -24.04%   26.03%     3.78%     9.36%    14.36%     5.76%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 20.36% (4th quarter, 1998) and the lowest quarterly return was -17.11% (3rd quarter, 2002).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                     1 YEAR    5 YEARS    10 YEARS
  Class Y Return Before Taxes                                         5.76%     11.58%      5.81%
  Class Y Return After Taxes on Distributions                         5.52%     11.33%      5.43%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                              3.74%      9.97%      4.89%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                              5.49%     12.82%      5.91%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


116                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.71%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.07%
  Total annual operating expenses                                                 0.78%


(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 80
  Year 3                                                                           $249
  Year 5                                                                           $433
  Year 10                                                                          $966




THE HARTFORD MUTUAL FUNDS                                                    117

THE HARTFORD STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Strategic Income Fund seeks a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities. The fund focuses its investments, under normal circumstances, in non-investment grade debt securities, foreign securities, and highly rated securities. Non-investment grade debt securities are securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade debt securities are commonly referred to as "high yield-high risk" or "junk bonds". Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets. Highly rated securities include, but are not limited to, U.S. government securities, mortgages, asset-backed securities and commercial mortgage backed securities.

The fund may also invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, convertible securities, preferred stock, and common stock. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes. The fund may invest in debt securities of any maturity.

The fund will generally hold a diversified portfolio of investments in various sectors, although the fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.

The overall investment approach of Hartford Investment Management's team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk, credit risk, income risk and foreign investment risk.

When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive loan and bond funds. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

In some circumstances the fund's investments could become harder to value. Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Moreover, the fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) and unsecured loans. Holders' claims

118                                                    THE HARTFORD MUTUAL FUNDS

                                              THE HARTFORD STRATEGIC INCOME FUND

--------------------------------------------------------------------------------


under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's judgment with respect to a number of factors. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.




THE HARTFORD MUTUAL FUNDS                                                    119

                                              THE HARTFORD STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.55%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.25%
  Total annual operating expenses(3)                                              0.80%



(1) HIFSCO has agreed to waive 100% of the management fee through May 31, 2008.

(2) "Other Expenses" are estimated and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.90%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 82
  Year 3                                                                           $255




120                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND

--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.

The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield-high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.




THE HARTFORD MUTUAL FUNDS                                                    121

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The returns in the bar chart and table reflect the returns of the fund's Class A shares, which are not offered in this prospectus. Purchases of Class A shares of the fund are subject to an initial sales charge, the effect of which is not reflected in the returns below because no sales charges are applicable to Class Y shares. The returns for Class Y shares would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities, although the actual returns of the Class Y shares would have been different than the annual returns shown for the fund's Class A shares because of the lower expenses borne by Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        3.80%     6.14%     4.51%     5.36%    -2.42%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.17% (4th quarter, 2003) and the lowest quarterly return was -2.86% (2nd quarter, 2004).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                     LIFE OF FUND
                                                             1 YEAR    5 YEARS    (SINCE 10/31/2002)
  Class A Return Before Taxes                                -6.81%     2.48%            2.74%
  Class A Return After Taxes on Distributions                -6.83%     2.48%            2.74%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                -3.11%     2.69%            2.91%
  Lehman Brothers California Municipal Bond Index
  (reflects no deduction for fees, expenses or taxes)         2.81%     4.49%            4.67%


INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.


122                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.55%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.12%
  Acquired Fund fees and expenses                                                 0.02%
  Total annual operating expenses(2)                                              0.69%



(1) Estimated. Class Y shares of the fund are not currently available. "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.
(2) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.75%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 70
  Year 3                                                                           $221
  Year 5                                                                           $384
  Year 10                                                                          $859




THE HARTFORD MUTUAL FUNDS                                                    123

THE HARTFORD TAX-FREE MINNESOTA FUND

--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.



124                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class E shares (Class E shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class E shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        5.76%    -2.57%    10.54%     3.69%     8.54%     5.15%     4.50%     2.53%     4.49%    -0.38%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.66% (4th quarter, 2000) and the lowest quarterly return was -2.38% (2nd quarter, 2004).

 (1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                   1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes(1)                                   -0.38%    3.24%      4.09%
  Class Y Return After Taxes on Distributions(1)                   -0.39%    3.13%      4.08%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         1.22%    3.36%      4.19%
  Lehman Brothers Municipal Bond Index (reflects no deduction for
  fees, expenses or taxes)                                          3.36%    4.30%      5.18%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


THE HARTFORD MUTUAL FUNDS                                                    125

                                            THE HARTFORD TAX-FREE MINNESOTA FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                           None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                               0.55%
  Distribution and service (12b-1) fees                                             None
  Other expenses(2)                                                                0.14%
  Acquired Fund fees and expenses                                                  0.02%
  Total annual operating expenses(3)                                               0.71%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.
(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.75%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 73
  Year 3                                                                           $227
  Year 5                                                                           $395
  Year 10                                                                          $883




126                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.


The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.


THE HARTFORD MUTUAL FUNDS                                                    127

                                             THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class E shares (Class E shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class E shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        5.23%    -3.66%    11.62%     3.50%    10.15%     5.12%     5.37%     4.14%     5.98%    -1.78%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.40% (3rd quarter, 2002) and the lowest quarterly return was -2.50% (2nd quarter, 2004).

 (1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                    1 YEAR    5 YEARS    10 YEARS
  Class Y Return Before Taxes(1)                                    -1.78%     3.72%       4.39%
  Class Y Return After Taxes on Distributions(1)                    -1.80%     3.63%       4.34%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                          0.37%     3.80%       4.42%
  Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses
  or taxes)                                                          3.36%     4.30%       5.18%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


128                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.55%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.12%
  Acquired Fund fees and expenses                                                 0.02%
  Total annual operating expenses                                                 0.69%
  Less: Contractual expense reimbursement(3)                                      0.07%
  Net annual operating expenses(3)                                                0.62%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.
(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.75%. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.60%. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 63
  Year 3                                                                           $199
  Year 5                                                                           $346
  Year 10                                                                          $774




THE HARTFORD MUTUAL FUNDS                                                    129

THE HARTFORD TAX-FREE NEW YORK FUND

--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.

The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.


130                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NEW YORK FUND

--------------------------------------------------------------------------------

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The returns in the bar chart and table reflect the returns of the fund's Class A shares, which are not offered in this prospectus. Purchases of Class A shares of the fund are subject to an initial sales charge, the effect of which is not reflected in the returns below because no sales charges are applicable to Class Y shares. The returns for Class Y shares would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities, although the actual returns of the Class Y shares would have been different than the annual returns shown for the fund's Class A shares because of the lower expenses borne by Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS A TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        6.03%     4.86%     3.64%     5.50%    -0.51%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.65% (3rd quarter, 2004) and the lowest quarterly return was -3.24% (2nd quarter, 2004).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                                 LIFE OF FUND
                                                           1 YEAR   5 YEARS   (SINCE 10/31/2002)
  Class A Return Before Taxes                              -4.99%    2.93%           3.21%
  Class A Return After Taxes on Distributions              -5.00%    2.84%           3.12%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                              -1.96%    3.01%           3.25%
  Lehman Brothers New York Municipal Bond Index
  (reflects no deduction for fees, expenses or taxes)       3.62%    4.24%           4.42%


INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    131

                                             THE HARTFORD TAX-FREE NEW YORK FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.55%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.17%
  Acquired Fund fees and expenses                                                 0.02%
  Total annual operating expenses(2)                                              0.74%


(1) Estimated. Class Y shares of the fund are not currently available. "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.75%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                           CLASS Y
  Year 1                                                                          $ 76
  Year 3                                                                          $237
  Year 5                                                                          $411
  Year 10                                                                         $918




132                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and

THE HARTFORD MUTUAL FUNDS                                                    133

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        7.98%    -2.31%    11.83%     8.20%     9.92%     7.61%     4.39%     2.16%     4.40%     4.69%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.24% (4th quarter, 2000) and the lowest quarterly return was -2.25% (2nd quarter, 2004).




134                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007


                                                                   1 YEAR     5 YEARS     10 YEARS
  Class Y Return Before Taxes                                       4.69%      4.63%        5.81%
  Class Y Return After Taxes on Distributions                       2.74%      2.72%        3.63%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                            3.00%      2.84%        3.64%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                            6.97%      4.42%        5.97%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    135

                                             THE HARTFORD TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.54%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.07%
  Total annual operating expenses(2)                                              0.61%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.75%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 62
  Year 3                                                                           $195
  Year 5                                                                           $340
  Year 10                                                                          $762






136                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                    137

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad- based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class E shares, (Class E shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class E shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares. The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        8.52%    -1.99%    11.50%     7.49%    11.38%     1.32%     3.62%     2.01%     3.20%     5.06%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.15% (3rd quarter, 2001) and the lowest quarterly return was -2.41% (2nd quarter, 2004).

(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                     1 YEAR    5 YEARS    10 YEARS
  Class Y Return Before Taxes(1)                                      5.06%     3.03%       5.01%
  Class Y Return After Taxes on Distributions(1)                      3.18%     1.32%       3.15%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                           3.25%     1.58%       3.17%
  Lehman Brothers U.S. Government Index (reflects no deduction for
  fees, expenses or taxes)                                            8.47%     3.69%       5.55%



INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


138                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.55%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.12%
  Total annual operating expenses(3)                                              0.67%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.75%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                           $ 68
  Year 3                                                                           $214
  Year 5                                                                           $373
  Year 10                                                                          $835




THE HARTFORD MUTUAL FUNDS                                                    139

THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.




140                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       -22.80%   27.88%    10.10%     8.03%    21.44%     8.57%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 16.57% (2nd quarter, 2003) and the lowest quarterly return was -19.93% (3rd quarter, 2002).


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                  LIFE OF FUND
                                                             1 YEAR   5 YEARS   (SINCE 4/30/01)
  Class Y Return Before Taxes                                 8.57%    14.92%        6.59%
  Class Y Return After Taxes on Distributions                 6.82%    14.08%        5.90%
  Class Y Return After Taxes on Distributions and Sale of
  Fund Shares                                                 6.07%    12.79%        5.42%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                         -0.17%    14.63%        7.29%


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    141

                                                         THE HARTFORD VALUE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
  offering price                                                                    None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                                None
  Exchange fees                                                                     None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                  0.80%
  Distribution and service (12b-1) fees                                             None
  Other expenses(1)                                                                0.09%
  Total annual operating expenses(2)                                               0.89%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.


(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.00%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                             CLASS Y
  Year 1                                                                           $   91
  Year 3                                                                           $  284
  Year 5                                                                           $  493
  Year 10                                                                          $1,096




142                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

     -  attractive valuation,

     -  a strong management team, and

     -  strong industry position.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                    143

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

                                   (BAR CHART)



        8.38%     8.84%    18.84%    -3.99%    -25.18%   41.06%    18.16%     7.80%    17.99%    -6.13%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 21.84% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).

 (1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                    1 YEAR   5 YEARS   10 YEARS
  Class Y Return Before Taxes(1)                                    -6.13%    14.75%     7.20%
  Class Y Return After Taxes on Distributions(1)                    -9.12%    13.47%     5.65%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         -1.69%    12.64%     5.58%
  Russell 3000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -1.01%    14.69%     7.73%
  Russell 1000 Value Index (reflects no deduction for fees,
  expenses or taxes)                                                -0.17%    14.63%     7.68%


INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.




144                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(1)                                                              0.84%
  Distribution and service (12b-1) fees                                            None
  Other expenses(2)                                                               0.06%
  Total annual operating expenses(3)                                              0.90%



(1) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.05%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $   92
  Year 3                                                                          $  287
  Year 5                                                                          $  498
  Year 10                                                                         $1,108




THE HARTFORD MUTUAL FUNDS                                                    145

THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The

146                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------

Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its

THE HARTFORD MUTUAL FUNDS                                                    147

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------


performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



148                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        5.88%     6.68%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 2.84% (4th quarter, 2006) and the lowest quarterly return was -0.25% (2nd quarter, 2006).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                LIFE OF FUND
                                                                     1 YEAR   (SINCE 9/30/05)
  Class Y Return Before Taxes                                         6.68%         5.54%
  Class Y Return After Taxes on Distributions                         4.62%         3.16%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                              4.37%         3.33%
  S&P 500 Index (reflects no deduction for fees, expenses or taxes)   5.49%        10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%         5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    149

                                             THE HARTFORD RETIREMENT INCOME FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.15%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               3.90%
  Acquired Fund fees and expenses                                                 0.70%
  Total annual operating expenses                                                 4.75%
  Less: Contractual expense reimbursement(2)                                      3.90%
  Net annual operating expenses(2)                                                0.85%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.85%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $   87
  Year 3                                                                          $  271
  Year 5                                                                          $  471
  Year 10                                                                         $1,049






150                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 42% of assets in fixed income funds and approximately 58% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2010), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2010), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund

THE HARTFORD MUTUAL FUNDS                                                    151

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------

The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated


152                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------


proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



THE HARTFORD MUTUAL FUNDS                                                    153

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



        7.69%     9.06%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.16% (4th quarter, 2006) and the lowest quarterly return was -1.02% (2nd quarter, 2006).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                LIFE OF FUND
                                                                     1 YEAR   (SINCE 9/30/05)
  Class Y Return Before Taxes                                         9.06%         7.70%
  Class Y Return After Taxes on Distributions                         6.83%         5.04%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                              6.06%         5.03%
  S&P 500 Index (reflects no deduction for fees, expenses or taxes)   5.49%        10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%         5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.




154                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                                CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                           None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                         None
  Exchange fees                                                                   None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                0.15%
  Distribution and service (12b-1) fees                                           None
  Other expenses(1)                                                              1.39%
  Acquired Fund fees and expenses                                                0.74%
  Total annual operating expenses                                                2.28%
  Less: Contractual expense reimbursement(2)                                     1.38%
  Net annual operating expenses(2)                                               0.90%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.90%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                           CLASS Y
  Year 1                                                                         $   92
  Year 3                                                                         $  287
  Year 5                                                                         $  498
  Year 10                                                                        $1,108




THE HARTFORD MUTUAL FUNDS                                                    155

THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 29% of assets in fixed income funds and approximately 71% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2020), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2020), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund

156                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------

The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.


--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines

THE HARTFORD MUTUAL FUNDS                                                    157

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------


and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


158                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------
PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       10.12%     8.83%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.40% (4th quarter, 2006) and the lowest quarterly return was -1.53% (2nd quarter, 2006).


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                  LIFE OF FUND
                                                                     1 YEAR     (SINCE 9/30/05)
  Class Y Return Before Taxes                                         8.83%           9.06%
  Class Y Return After Taxes on Distributions                         7.08%           7.37%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                              5.83%           6.77%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                              5.49%          10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%           5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    159

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds,
  whichever is less)                                                               None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.15%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.79%
  Acquired Fund fees and expenses                                                 0.78%
  Total annual operating expenses                                                 1.72%
  Less: Contractual expense reimbursement(2)                                      0.77%
  Net annual operating expenses(2)                                                0.95%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 0.95%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $   97
  Year 3                                                                          $  303
  Year 5                                                                          $  525
  Year 10                                                                         $1,166




160                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 18% of assets in fixed income funds and approximately 82% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2030), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2030), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

     - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund

THE HARTFORD MUTUAL FUNDS                                                    161

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------

The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.


--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive

162                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------
payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may

THE HARTFORD MUTUAL FUNDS                                                    163

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------


favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

                                   (BAR CHART)



       10.02%    10.68%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 6.28% (4th quarter, 2006) and the lowest quarterly return was -2.09% (2nd quarter, 2006).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2007

                                                                                  LIFE OF FUND
                                                                     1 YEAR     (SINCE 9/30/05)
  Class Y Return Before Taxes                                        10.68%           9.72%
  Class Y Return After Taxes on Distributions                         8.98%           6.51%
  Class Y Return After Taxes on Distributions and Sale of Fund
  Shares                                                              7.05%           6.39%
  S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)                                                              5.49%          10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)                                        6.97%           5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


164                                                    THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                                                 CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of offering
  price                                                                            None
  Maximum deferred sales charge (load) (as a percentage of purchase price or
  redemption proceeds, whichever is less)                                          None
  Exchange fees                                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                                 0.15%
  Distribution and service (12b-1) fees                                            None
  Other expenses(1)                                                               0.97%
  Acquired Fund fees and expenses                                                 0.80%
  Total annual operating expenses                                                 1.92%
  Less: Contractual expense reimbursement(2)                                      0.92%
  Net annual operating expenses(2)                                                1.00%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses.

(2) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class Y shares at 1.00%. HIFSCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)                                            CLASS Y
  Year 1                                                                          $  102
  Year 3                                                                          $  318
  Year 5                                                                          $  552
  Year 10                                                                         $1,225




THE HARTFORD MUTUAL FUNDS                                                    165

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR
 TEMPORARY DEFENSIVE PURPOSES

The Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Each fund (other than the Money Market Fund) (through certain Underlying Funds in the case of a fund of funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of funds) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's (or in the case of a fund of funds, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses

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to a fund (through an Underlying Fund in the case of a fund of funds) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e. they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.

The use of derivatives is a principal investment strategy for the Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund.

 FOREIGN INVESTMENTS

Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of its principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. The Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund will not invest in foreign investments.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Global Communications Fund, Global Equity Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund and Strategic Income Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The

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funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

Capital Appreciation II Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Growth Fund, Growth Fund, High Yield Fund, International Growth Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund, Stock Fund, Strategic Income Fund, Total Return Bond Fund, Value Fund and all of the funds of funds (through certain Underlying Funds) may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
 RISKS OF ILLIQUID SECURITIES

Except for the Inflation Plus Fund and the Money Market Fund, each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value (10% for the Inflation Plus Fund and the Money Market Fund).

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.


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If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments (10% in the case of the Inflation Plus Fund or the Money Market Fund). In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets (10% in the case of the Inflation Plus Fund or the Money Market Fund) the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction
Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The following funds may have a relatively high portfolio turnover:

-  Capital Appreciation II Fund

-  Fundamental Growth Fund

-  Global Equity Fund

-  Global Growth Fund

-  Global Technology Fund

-  Growth Opportunities Fund

-  High Yield Fund

-  Income Fund

-  Inflation Plus Fund

-  International Growth Fund

-  International Opportunities Fund

-  International Small Company Fund

-  LargeCap Growth Fund

-  Select SmallCap Value Fund

-  Short Duration Fund

-  Small Company Fund

-  SmallCap Growth Fund

-  Strategic Income Fund

-  Total Return Bond Fund

-  U.S. Government Securities Fund

The other funds (except the funds of funds) may also, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES

Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, LargeCap Growth Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of

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these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

 "FUND OF FUNDS" STRUCTURE

The term "fund of funds" is used to describe mutual funds, such as the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. Hartford Investment Management expects that the reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, Hartford Investment Management attempts to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.

It is the policy of Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for Hartford Investment Management because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts Hartford Investment Management have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' Board of Directors.

 SUMMARY COMPARISON OF THE FUNDS OF FUNDS

With respect to the four funds of funds contained in this Prospectus, Hartford Investment Management invests each fund of funds' assets in a combination of other Hartford Mutual Funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. Hartford Investment Management intends to manage

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each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, Hartford Investment Management may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



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THE INVESTMENT MANAGER
HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

THE INVESTMENT SUB-ADVISERS
Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, MidCap Growth Fund, Money Market Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2007, KAR had approximately $5.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2007, MetWest Capital had investment management authority over approximately $9.9 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the Select SmallCap Value Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2007,

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SSgA FM managed approximately $144.1 billion in assets, and State Street Global
Advisors managed approximately $1.9 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

SOFT DOLLAR PRACTICES
The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $250 million                         1.00%
Next $250 million                          0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%


SELECT SMALLCAP VALUE FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         1.00%
Next $500 million                          0.95%
Amount Over $1 billion                     0.90%


GLOBAL EQUITY FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%


GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND, INTERNATIONAL GROWTH FUND AND INTERNATIONAL SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%


SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $100 million                         0.90%
Next $150 million                          0.80%
Next $250 million                          0.70%
Amount Over $500 million                   0.65%


GROWTH FUND, GROWTH OPPORTUNITIES FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $100 million                         0.90%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%


FUNDAMENTAL GROWTH FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.85%
Next $500 million                          0.80%
Amount Over $1 billion                     0.75%


SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $250 million                         0.85%
Next $250 million                          0.80%
Next $500 million                          0.75%
Next $500 million                          0.70%
Amount Over $1.5 billion                   0.65%




THE HARTFORD MUTUAL FUNDS                                                    173

MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

GLOBAL GROWTH FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, AND MIDCAP VALUE FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.85%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%


CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND AND VALUE FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.80%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%


EQUITY INCOME FUND(1), MIDCAP GROWTH FUND, SELECT MIDCAP VALUE FUND AND STOCK
FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.75%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%


(1) Effective November 1, 2007, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2008.

DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Amount Over $1 billion                     0.60%


BALANCED INCOME FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $250 million                        0.725%
Next $250 million                         0.700%
Next $500 million                         0.675%
Amount Over $1 billion                    0.650%


HIGH YIELD FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.70%
Next $500 million                          0.65%
Next $4 billion                            0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%


ADVISERS FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                        0.690%
Next $500 million                         0.625%
Amount Over $1 billion                    0.575%


FLOATING RATE FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.65%
Next $4.5 billion                          0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%


LARGECAP GROWTH FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.65%
Next $500 million                          0.60%
Amount Over $1 billion                     0.55%


TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                        0.550%
Next $500 million                         0.525%
Next $4 billion                           0.500%
Next $5 billion                           0.480%
Amount Over $10 billion                   0.470%


INCOME FUND, INFLATION PLUS FUND, TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND, TAX-FREE NEW YORK FUND AND U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%


STRATEGIC INCOME FUND(2)

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                        0.550%
Next $500 million                         0.500%
Next $4 billion                           0.475%
Next $5 billion                           0.455%
Over $10 billion                          0.445%



(2) Effective June 1, 2007, HIFSCO has voluntarily agreed to waive the management fees until May 31, 2008.

SHORT DURATION FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.50%
Next $4.5 billion                          0.45%
Next $5 billion                            0.43%
Amount Over $10 billion                    0.42%




174                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $1 billion                           0.45%
Next $4 billion                            0.40%
Next $5 billion                            0.38%
Amount Over $10 billion                    0.37%


RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND

AVERAGE DAILY NET ASSETS               ANNUAL RATE
------------------------               -----------
First $500 million                         0.15%
Amount Over $500 million                   0.10%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                       MANAGEMENT
FUND                                      FEES
----                                   ----------
The Hartford Advisers Fund                0.63%
The Hartford Balanced Income Fund         0.73%
The Hartford Capital Appreciation
  Fund                                    0.66%
The Hartford Capital Appreciation II
  Fund                                    0.94%
The Hartford Disciplined Equity Fund      0.80%
The Hartford Dividend and Growth Fund     0.63%
The Hartford Equity Income Fund           0.76%
The Hartford Floating Rate Fund           0.61%
The Hartford Fundamental Growth Fund      0.87%
The Hartford Global Communications
  Fund                                    0.90%
The Hartford Global Financial
  Services Fund                           0.90%
The Hartford Global Growth Fund           0.82%
The Hartford Global Health Fund           0.88%
The Hartford Global Technology Fund       0.90%
The Hartford Growth Fund                  0.74%
The Hartford Growth Opportunities
  Fund                                    0.73%
The Hartford High Yield Fund              0.75%
The Hartford Income Fund                  0.60%
The Hartford Inflation Plus Fund          0.59%
The Hartford International Growth
  Fund                                    0.90%
The Hartford International
  Opportunities Fund                      0.85%
The Hartford International Small
  Company Fund                            0.90%
The Hartford LargeCap Growth Fund         0.65%
The Hartford MidCap Fund                  0.73%
The Hartford MidCap Growth Fund           0.77%
The Hartford MidCap Value Fund            0.85%
The Hartford Money Market Fund            0.50%
The Hartford Select MidCap Value Fund     0.77%
The Hartford Select SmallCap Value
  Fund                                    1.00%
The Hartford Short Duration Fund          0.55%
The Hartford Small Company Fund           0.82%
The Hartford SmallCap Growth Fund         0.80%
The Hartford Stock Fund                   0.74%
The Hartford Strategic Income Fund        0.55%
The Hartford Tax-Free California Fund     0.55%
The Hartford Tax-Free Minnesota Fund      0.72%
The Hartford Tax-Free National Fund       0.73%
The Hartford Tax-Free New York Fund       0.55%
The Hartford Total Return Bond Fund       0.54%
The Hartford U.S. Government
  Securities Fund                         0.56%
The Hartford Value Fund                   0.80%
The Hartford Value Opportunities Fund     0.88%
The Hartford Retirement Income Fund       0.15%
The Hartford Target Retirement 2010
  Fund                                    0.15%
The Hartford Target Retirement 2020
  Fund                                    0.15%
The Hartford Target Retirement 2030
  Fund                                    0.15%


Because Global Equity Fund had not commenced operations as of the date of this prospectus, no information is available regarding fees paid by the fund to HIFSCO.

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds (except Global Equity Fund) is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007. A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the Global Equity Fund will be available in the fund's semi-annual report to shareholders covering the fiscal period ended April 30, 2008.

PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

ADVISERS FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2005 and for clients of the firm for the past three years. Mr. Higgins joined Wellington Management as an investment

THE HARTFORD MUTUAL FUNDS                                                    175

MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------


professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional with The Boston Asset Company from 1988 to 2005.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income and money market portion of the fund since 2004 and for clients of the firm for at least the past five years. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for clients of the firm for at least the past five years. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

BALANCED INCOME FUND Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income portion of the fund since its inception in 2006 and for clients of the firm for at least the past five years. Mr. Hill joined Wellington Management as an investment professional in 1993.

Scott I. St. John, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fixed income portion of the fund since its inception in 2006 and for clients of the firm for the past five years. Mr. St. John joined Wellington Management as an investment professional in 2003.

John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since its inception in 2006 and for clients of the firm for at least the past five years. Mr. Ryan joined Wellington Management as an investment professional in 1981.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the equity portion of the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund, It is expected that Mr. Reckmeyer will succeed Mr. Ryan as portfolio manager of the equity portion of the fund.

CAPITAL APPRECIATION FUND Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1996. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, CFA CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 1998. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

CAPITAL APPRECIATION II FUND The fund employed a multiple portfolio manager structure since its inception in 2005. The five portfolio managers with the most significant responsibilities are set forth below:

Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Carmen joined Wellington Management as an investment professional in 1999.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Palmer joined Wellington Management as an investment professional in 1998.

Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management,

176                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------


has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Choumenkovitch joined the firm as an investment professional in 1995.

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Pannell joined Wellington Management as an investment professional in 1974.

DISCIPLINED EQUITY FUND James A. Rullo, CFA, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager for the fund since its inception in 1998. Mr. Rullo joined Wellington Management as an investment professional in 1994.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Chally joined the firm in 1994 and has been an investment professional since 1996.

DIVIDEND AND GROWTH FUND Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, served as co-manager for the fund from July, 2001 through September, 2001 and as portfolio manager for the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

EQUITY INCOME FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since its inception in 2003. Mr. Ryan joined Wellington Management as an investment professional in 1981.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin/Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund. It is expected that Mr. Reckmeyer will succeed Mr. Ryan as portfolio manager for the fund.

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Frank Ossino, Vice President of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since November 2007. Mr. Ossino joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Ossino was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management from 2002 until joining Hartford Investment Management.

FUNDAMENTAL GROWTH FUND Francis J. Boggan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since March 2007 and for clients of the firm for at least the past five years. Mr. Boggan joined Wellington Management as an investment professional in 2001.

GLOBAL COMMUNICATIONS FUND Archana Basi, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2002. Ms. Basi joined the firm as an investment professional in 2001.

GLOBAL EQUITY FUND Mark D. Mandel, CFA, Senior Vice President and Director of Global Industry Research of Wellington Management, supervises and coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years. Mr. Mandel joined Wellington Management as an investment professional in 1994.

Cheryl M. Duckworth, CFA, Senior Vice President and Director of Research Portfolios of Wellington Management, coordinates a team of global industry analysts that manage the fund and has served in this

THE HARTFORD MUTUAL FUNDS                                                    177

MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
capacity for the fund since 2008 and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

GLOBAL FINANCIAL SERVICES FUND Mark T. Lynch, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager for the fund since 2006; prior to that, Mr. Lynch was a member of a team of global industry analysts who had managed the fund since its inception in 2000. Mr. Lynch joined Wellington Management as an investment professional in 1994.

GLOBAL GROWTH FUND Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since June 2007 and has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past three years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.

GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the medical technology sector. Mr. Schwartz joined Wellington Management as an investment professional in 1983. Effective June 30, 2008, Joseph H. Schwartz will no longer be involved in portfolio management of the fund.

Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the pharmaceutical and biotechnology sectors. Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1993.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the healthcare services sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.

Kirk J. Mayer, CFA, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the imaging, genomics and biotechnology sectors. Mr. Mayer joined Wellington Management as an investment professional in 1998.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector and for clients of the firm for at least the past five years. Mr. Deresiewicz joined Wellington Management as an investment professional in 2000.

GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

Scott E. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the software and internet sectors. Mr. Simpson joined Wellington Management as an investment professional in 1995.

John F. Averill, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the communications equipment and components sectors. Mr. Averill joined Wellington Management as an investment professional in 1994.

Eric Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the semiconductor and computer hardware sectors. Mr. Stromquist joined Wellington Management as an investment professional in 1989.


178                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Bruce L. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the business information technology and computer services sectors. Mr. Glazer joined Wellington Management as an investment professional in 1997.

Anita M. Killian, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors. Ms. Killian joined Wellington Management as an investment professional in 2000.

GROWTH FUND Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2002. Mr. Boselli joined Wellington Management as an investment professional in 2002.

GROWTH OPPORTUNITIES FUND Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

HIGH YIELD FUND Mark Niland, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Senior Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

INCOME FUND William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Charles Moon, Managing Director and member of the Investment Strategy Committee of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Moon joined Hartford Investment Management in 2006, and serves as the head of the Investment Grade Credit Sector and as a Senior Portfolio Manager for investment grade credit strategies. Prior to joining the firm, he served as a portfolio manager and co-head of Investment Grade Credit at OFI Institutional Asset Management (Oppenheimer Funds) (2002-2006). Previously, Mr. Moon was Executive Director of Fixed Income at Morgan Stanley Asset Management (Miller Anderson & Sherrerd) (1999-2002), serving as portfolio manager and analyst. Prior to joining Morgan Stanley, he served in various positions at Citicorp and its affiliates, including Global Analyst, Divisional Controller, and Portfolio Analyst (1993-1999).

INFLATION PLUS FUND John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Hendricks joined the Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Mr. Hendricks is responsible for developing and implementing duration and yield curve strategies and is a member of the Investment Strategy Committee. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group. At State Street he was responsible for all risk trading activities related to Treasuries, agencies and mortgage-backed securities. Mr. Hendricks started his career in financial services as the senior government securities trader in the International Treasury Division of Bank of New England.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio

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manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment
Management in 1994 and has been an investment professional involved in portfolio management since 1978.

INTERNATIONAL GROWTH FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past three years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

INTERNATIONAL OPPORTUNITIES FUND Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2006 and has been involved in portfolio management and securities analysis for the fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

INTERNATIONAL SMALL COMPANY FUND Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Daniel Maguire, CFA, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past four years. Mr. Maguire joined Wellington Management as an investment professional in 2004. Prior to joining Wellington Management, Mr. Maguire was an investment professional with Insight Investment Management in the UK from 2003 to 2004.

LARGECAP GROWTH FUND Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

MIDCAP FUND Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1997. Mr. Perelmuter joined Wellington Management as an investment professional in 1995.

MIDCAP GROWTH FUND Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

MIDCAP VALUE FUND James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

MONEY MARKET FUND Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

SELECT MIDCAP VALUE FUND Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

SELECT SMALLCAP VALUE FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.


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Kayne Anderson Rudnick Investment Management, LLC The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf and Sandi L. Gleason.

Robert A. Schwarzkopf, Chief Investment Officer and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Sandi L. Gleason, Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Ms. Gleason joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm since 1998.

Metropolitan West Capital Management, LLC The portion of the fund allocated to MetWest Capital is managed by Gary W. Lisenbee and Samir Sikka.

Gary W. Lisenbee, President of MetWest Capital, has served as portfolio manager of the fund since its inception (2006). Mr. Lisenbee co-founded MetWest Capital in 1997 and has served as President of the firm since that time. Mr. Lisenbee has been an investment professional involved in portfolio management and research analysis since 1973.

Samir Sikka has served as lead strategist for the fund since February 2007 and as a research analyst for the fund since July 2006. Mr. Sikka has been an investment professional involved in portfolio management and research analysis since 1997.

SSgA Funds Management, Inc. The portion of the fund allocated to SSgA FM is co-managed by Ric Thomas and Chuck Martin.

Ric Thomas, Principal of SSgA FM and Department Head of the U.S. Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception
(2006). Prior to joining SSgA in 1998, Mr. Thomas was a quantitative analyst on the portfolio construction team at Putnam Investments. Mr. Thomas has been working in the investment management field since 1990.

Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining SSgA in 2001, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001). Mr. Martin has been working in the investment industry since 1993.

SHORT DURATION FUND Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Brian Dirgins, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.

SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management:
Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the Fund since April 2007. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Wellington Management Company, LLP:

Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001. .

SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management Company:
Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


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Wellington Management Company, LLP:

David J. Elliott, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Ms. Dwyer joined Wellington Management as an investment professional in 1998.

STOCK FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2005 and for clients of the firm for the past three years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was an investment professional with The Boston Asset Company from 1988 to 2005.

STRATEGIC INCOME FUND The fund is managed by a team of portfolio managers including Michael Bacevich, Michael Gray, Mark Niland, Peter Perrotti, Nasri Toutoungi and Edward Vaimberg.

Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Michael Gray, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Gray joined Hartford Investment Management in 2006. Previously, Mr. Gray was managing director and global head of credit research at Credit Suisse Asset Management. Prior to Credit Suisse, Mr. Gray served in similar capacities at Deutsche Asset Management and UBS Warburg.

Mark Niland, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Peter Perrotti, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Perrotti joined Hartford Investment Management in 1990 and has served in various capacities including head of the Government and Residential Securities Sector, analytical support, CMO trading, derivatives trading and portfolio management since that time. Prior to joining Hartford Investment Management, he was employed by The Travelers, where he served as an Actuarial Associate.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a managing director of Blackrock, Inc. from 1998 to January 2002 and a director and partner of Rogge Global Partners from 1997 to 1998.

Edward Vaimberg, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Vaimberg joined Hartford Investment Management in 2003. Previously, Mr. Vaimberg was a managing director of Global/Emerging Market Fixed Income Management at Bear Stearns Asset Management from 1994 to 2002. Mr. Vaimberg has been an investment professional involved in investment management since 1985.

TAX-FREE CALIFORNIA FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA Insurance Corp.

TAX-FREE MINNESOTA FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a

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vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NATIONAL FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NEW YORK FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Russell M. Regenauer, Senior Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.

VALUE FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since its inception in 2001. Mr. Ryan joined Wellington Management as an investment professional in 1981.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin/Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund. It is expected

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that Ms. Grimes will succeed Mr. Ryan as portfolio manager for the fund.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David W. Palmer and David R. Fassnacht manage the fund based upon industry sectors which may vary from time to time. James N. Mordy contributes investment ideas across all sectors. Allocations among various sectors are made collectively by the team.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Fassnacht joined Wellington Management as an investment professional in 1991.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2003. Mr. Palmer joined Wellington Management as an investment professional in 1998.

RETIREMENT INCOME FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2010 FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2020 FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2030 FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.




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CLASS Y SHARE INVESTOR REQUIREMENTS
The following types of institutional investors must invest at least $1 million in Class Y shares of a fund: (1) employee benefit or retirement plans which have
(a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates; (5) non-profit organizations, charitable trusts, foundations and endowments (other than adviser-sold donor advised funds); (6) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion; and (7) certain college savings programs that are qualified state tuition programs under section 529 of the Internal Revenue Code. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform, may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Retirement and/or employee benefit plans purchasing Class Y shares through such a record-keeper, trust company or trading platform are not subject to a minimum investment amount. Individual investors who have established an account prior to March 1, 2008 are eligible to add to their accounts.

Class Y shares are also offered through Hartford's Retirement Plans Prospectus, which offers Class R3, Class R4, Class R5 and Class Y shares of the funds. Retirement Plans Prospectus is available to employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates. However, employee benefit plans and/or retirement plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. If you are a retirement plan administrator or fiduciary, or meet the definition of these other institutional investors, you should consult Hartford's Retirement Plans Prospectus. Hartford, in its sole discretion, may accept purchases of Class Y shares from other purchasers not listed above.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES
This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.


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Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

-  Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans

186                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Please note that if you are purchasing shares through your employer's tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Although brokers may be compensated for the sale of Class Y shares in certain cases, there will be no cost to you.

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is $1 million, although this minimum may be waived at the discretion of the funds' officers or may not apply under certain circumstances (see "Class Y Share Investor Requirements" for further information).

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial representative or call the transfer agent at the number shown below.

4 Make your initial investment selection.



                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                P.O. BOX 64387                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
            ST. PAUL, MN 55164-0387                                  PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                    187

BUYING SHARES


                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
BY CHECK

  (CHECK   - Make out a check for the investment       - Make out a check for the investment
  GRAPH-     amount, payable to "The Hartford Mutual     amount, payable to "The Hartford Mutual
  IC)        Funds."                                     Funds."

           - Deliver the check and your completed      - Fill out the detachable investment slip
             application to your financial               from an account statement. If no slip
             representative, plan administrator or       is available, include a note specifying
             mail to the address listed below.           the fund name, your share class, your
                                                         account number and the name(s) in which
                                                         the account is registered.

                                                       - Deliver the check and your investment
                                                         slip or note to your financial
                                                         representative, plan administrator or
                                                         mail to the address listed below.


BY EXCHANGE


  (ARROW   - Call your financial representative,       - Call your financial representative,
  GRAPH-     plan administrator or the transfer          plan administrator or the transfer
  IC)        agent at the number below to request an     agent at the number below to request an
             exchange.                                   exchange.

BY WIRE


  (WIRE    - Deliver your completed application to     - Instruct your bank to wire the amount
  GRAPH-     your financial representative, or mail      of your investment to:
  IC)        it to the address below.                      U.S. Bank National Association
                                                           ABA #091000022,
           - Obtain your account number by calling         credit account no. 1-702-2514-1341
             your financial representative or the          The Hartford Mutual Funds Purchase
             phone number below.                           Account
                                                           For further credit to: (your name)
           - Instruct your bank to wire the amount         Hartford Mutual Funds Account Number:
             of your investment to:                        (your account number)
               U.S. Bank National Association
               9633 Lyndale Ave S.                     Specify the fund name, your share class,
               Bloomington MN 55420-4270               your account number and the name(s) in
               ABA #091000022,                         which the account is registered. Your
               credit account no. 1-702-2514-1341      bank may charge a fee to wire funds.
               The Hartford Mutual Funds Purchase
               Account For further credit to: (your
               name)
               Hartford Mutual Funds Account Number:
               (your account number)

           Specify the fund name, your choice of
           share class, the new account number and
           the name(s) in which the account is
           registered. Your bank may charge a fee to wire funds.

BY PHONE


  (PHONE   See "By Wire" and "By Exchange"             - Verify that your bank or credit union
  GRAPH-                                                 is a member of the Automated Clearing
  IC)                                                    House (ACH) system.

                                                       - Complete the ' 'Telephone Exchanges and
                                                         Telephone Redemption" and "Bank Account
                                                         or Credit Union Information" sections
                                                         on your account application.

                                                       - Call the transfer agent at the number
                                                         below to verify that these features are
                                                         in place on your account.

                                                       - Tell the transfer agent representative
                                                         the fund name, your share class, your
                                                         account number, the name(s) in which
                                                         the account is registered and the
                                                         amount of your investment.



To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services."



                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                P.O. BOX 64387                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
            ST. PAUL, MN 55164-0387                                  PLAN
                                                 ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE




188                                                    THE HARTFORD MUTUAL FUNDS

SELLING SHARES IN WRITING



BY LETTER

  (LET-    - Write a letter of instruction or complete a power of attorney indicating
  TER        the fund name, your share class, your account number, the name(s) in
  GRAPH-     which the account is registered and the dollar value or number of shares
  IC)        you wish to sell.

           - Include all signatures and any additional documents that may be required
             (see "Selling Shares in Writing").

           - Mail the materials to the address below.

           - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.
             Overnight delivery may be requested for a nominal fee.

BY PHONE


  (PHONE   - Restricted to sales of up to $50,000 in any 7-day period.
  GRAPH-
  IC)      - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6
             P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6
             P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.
             Complete transaction instructions on a specific account must be received in good order and confirmed by the Hartford Mutual Funds prior to 4 P.M.
             Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

           - For automated service 24 hours a day using your touch-tone phone, call the number shown below.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)


  (WIRE    - Fill out the "Telephone Exchanges and Telephone Redemption" and "Bank
  GRAPH-     Account or Credit Union Information" sections of your new account
  IC)        application.

           - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

           - Amounts of $500 or more will be wired on the next business day. Your bank may charge a fee for this service.

             Amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

           - Phone requests are limited to amounts up to $50,000 in a 7-day period.

BY EXCHANGE


  (ARROW   - Obtain a current prospectus for the fund into which you are exchanging by
  GRAPH-     calling your financial representative or the transfer agent at the number
  IC)        below.

           - Call your financial representative or the transfer agent to request an exchange.

BY LETTER


  (LET-    - In certain circumstances, you will need to make your request to sell
  TER        shares in writing. You may need to include additional items with your
  GRAPH-     request, as shown in the table below. You may also need to include a
  IC)        Medallion signature guarantee, which protects you against fraudulent orders. You will need a Medallion signature guarantee if:

           - your address of record has changed within the past 30 days

           - you are selling more than $50,000 worth of shares

           - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)



Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.



                   ADDRESS:                                      PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
                P.O. BOX 64387                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
            ST. PAUL, MN 55164-0387                                  PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                    189

                                                            TRANSACTION POLICIES

--------------------------------------------------------------------------------


VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.


190                                                    THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

--------------------------------------------------------------------------------

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares. This transaction fee is separate from any sales charge that the funds may apply.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order," but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund.

THE HARTFORD MUTUAL FUNDS                                                    191

                                                            TRANSACTION POLICIES

--------------------------------------------------------------------------------


When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures(which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally,
(4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day.

Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

ACCOUNT CLOSINGS
There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.


192                                                    THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

--------------------------------------------------------------------------------

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS
All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Balanced Income Fund, Dividend and Growth Fund, Equity Income Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Retirement Income Fund are declared and paid monthly.

Dividends from the net investment income of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as

THE HARTFORD MUTUAL FUNDS                                                    193

                                                            TRANSACTION POLICIES

--------------------------------------------------------------------------------


cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund complies with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of the Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefore is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund complies with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund complies with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest in New York State or municipal bonds. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give

194                                                    THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

--------------------------------------------------------------------------------


rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

THE HARTFORD MUTUAL FUNDS                                                    195

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. Because the Class Y shares of Tax-Free California Fund and Tax-Free New York Fund have not yet commenced operations, no financial information is available for either of these funds.

No financial highlight information is available for Global Equity Fund because Global Equity Fund had not commenced operations as of the date of this prospectus.


196                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                 -- SELECTED PER-SHARE DATA (a) --
                ---------------------------------------------------------------------------------------------------
                                                      NET
                                                    REALIZED
                                                      AND                              DISTRIBUTIONS
                NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                 VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD ADVISERS FUND
  For the Year Ended October 31, 2007
  Class Y.....    $16.91     $ 0.38      $0.01       $ 1.89      $ 2.28      $(0.39)       $(0.09)         $--
  For the Year Ended October 31, 2006
  Class Y.....     15.50       0.38         --         1.40        1.78       (0.37)           --           --
  For the Year Ended October 31, 2005 (h)
  Class Y.....     14.72       0.33         --         0.81        1.14       (0.36)           --           --
  For the Year Ended October 31, 2004 (h)
  Class Y.....     14.37       0.25         --         0.36        0.61       (0.26)           --           --
  For the Year Ended October 31, 2003 (h)
  Class Y.....     12.82       0.27         --         1.54        1.81       (0.26)           --           --
THE HARTFORD
  BALANCED
  INCOME FUND
  For the Year Ended October 31, 2007
  Class Y.....     10.42       0.41         --         0.56        0.97       (0.36)           --           --
  From (commencement of operations) July 31, 2006, through October 31, 2006
  Class Y.....     10.00       0.10         --         0.38        0.48       (0.06)           --           --
THE HARTFORD
  CAPITAL
  APPRECIATION
  FUND
  For the Year Ended October 31, 2007 (h)
  Class Y.....     42.19       0.34         --        10.06       10.40       (0.32)        (3.04)          --
  For the Year Ended October 31, 2006
  Class Y.....     38.47       0.30         --         6.84        7.14          --         (3.42)          --
  For the Year Ended October 31, 2005
  Class Y.....     32.29       0.21         --         5.97        6.18          --            --           --
  For the Year Ended October 31, 2004
  Class Y.....     27.64       0.11         --         4.54        4.65          --            --           --
  For the Year Ended October 31, 2003
  Class Y.....     21.23       0.08         --         6.33        6.41          --            --           --
THE HARTFORD
  CAPITAL
  APPRECIATION
  II FUND
  For the Year Ended October 31, 2007
  Class Y.....     13.20       0.06         --         4.17        4.23          --         (0.31)          --
  For the Year Ended October 31, 2006
  Class Y.....     11.08       0.12         --         2.15        2.27          --         (0.15)          --
  From (commencement of operations) April 29, 2005, through October 31, 2005
  Class Y.....     10.00       0.02         --         1.06        1.08          --            --           --
THE HARTFORD
  DISCIPLINED
  EQUITY FUND
  For the Year Ended October 31, 2007
  Class Y.....     13.58       0.19       0.01         1.75        1.95       (0.10)           --           --
  For the Year Ended October 31, 2006
  Class Y.....     12.12       0.14         --         1.40        1.54       (0.08)           --           --
  For the Year Ended October 31, 2005
  Class Y.....     10.99       0.15         --         1.12        1.27       (0.14)           --           --
  For the Year Ended October 31, 2004
  Class Y.....     10.36      (0.01)        --         0.69        0.68       (0.05)           --           --
  For the Year Ended October 31, 2003
  Class Y.....      8.63       0.08         --         1.65        1.73          --            --           --
                 -- SELECTED PER-SHARE DATA (a) --               -- RATIOS AND SUPPLEMENTAL DATA --
                -----------------------------------  ---------------------------------------------------------

                                                                                   RATIO OF        RATIO OF
                                                                                   EXPENSES        EXPENSES
                                                                                  TO AVERAGE      TO AVERAGE
                                                                                  NET ASSETS      NET ASSETS
                                   NET                                              BEFORE           AFTER
                                INCREASE      NET                                 WAIVERS AND     WAIVERS AND
                               (DECREASE)    ASSET                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                 IN NET    VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                    TOTAL         ASSET     END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                DISTRIBUTIONS     VALUE     PERIOD   RETURN (b)       (000'S)     EXPENSE (d)     EXPENSE (d)
                -------------  ----------  --------  ----------     ----------  --------------  --------------
THE HARTFORD ADVISERS FUND
  For the Year Ended October 31, 2007
  Class Y.....      $(0.48)       $1.80     $18.71      13.73%(i)   $   19,948       0.69%           0.64%
  For the Year Ended October 31, 2006
  Class Y.....       (0.37)        1.41      16.91      11.63           17,710       0.71            0.66
  For the Year Ended October 31, 2005 (h)
  Class Y.....       (0.36)        0.78      15.50       7.78           15,342       0.75            0.74
  For the Year Ended October 31, 2004 (h)
  Class Y.....       (0.26)        0.35      14.72       4.22           13,587       0.74            0.74
  For the Year Ended October 31, 2003 (h)
  Class Y.....       (0.26)        1.55      14.37      14.28            8,714       0.81            0.81
THE HARTFORD
  BALANCED
  INCOME FUND
  For the Year Ended October 31, 2007
  Class Y.....       (0.36)        0.61      11.03       9.43              115       1.04            0.90
  From (commencement of operations) July 31, 2006,
     through October 31, 2006
  Class Y.....       (0.06)        0.42      10.42       4.83(f)           105       1.31(e)         0.90(e)
THE HARTFORD
  CAPITAL
  APPRECIATION
  FUND
  For the Year Ended October 31, 2007 (h)
  Class Y.....       (3.36)        7.04      49.23      26.66(i)     1,035,754       0.72            0.72
  For the Year Ended October 31, 2006
  Class Y.....       (3.42)        3.72      42.19      20.07          414,259       0.75            0.75
  For the Year Ended October 31, 2005
  Class Y.....          --         6.18      38.47      19.14          245,163       0.78            0.78
  For the Year Ended October 31, 2004
  Class Y.....          --         4.65      32.29      16.82          116,527       0.79            0.79
  For the Year Ended October 31, 2003
  Class Y.....          --         6.41      27.64      30.19           48,372       0.85            0.85
THE HARTFORD
  CAPITAL
  APPRECIATION
  II FUND
  For the Year Ended October 31, 2007
  Class Y.....       (0.31)        3.92      17.12      32.75              158       1.02            1.02
  For the Year Ended October 31, 2006
  Class Y.....       (0.15)        2.12      13.20      20.74              119       1.20            1.15
  From (commencement of operations) April 29, 2005,
     through October 31, 2005
  Class Y.....          --         1.08      11.08      10.80(f)           332       1.41(e)         1.15(e)
THE HARTFORD
  DISCIPLINED
  EQUITY FUND
  For the Year Ended October 31, 2007
  Class Y.....       (0.10)        1.85      15.43      14.45(i)       111,098       0.88            0.88
  For the Year Ended October 31, 2006
  Class Y.....       (0.08)        1.46      13.58      12.76          169,614       0.89            0.89
  For the Year Ended October 31, 2005
  Class Y.....       (0.14)        1.13      12.12      11.62           81,582       0.90            0.90
  For the Year Ended October 31, 2004
  Class Y.....       (0.05)        0.63      10.99       6.55           19,578       0.88            0.88
  For the Year Ended October 31, 2003
  Class Y.....          --         1.73      10.36      20.05              622       0.98            0.98
                  -- RATIOS AND SUPPLEMENTAL DATA --
                -------------------------------------

                   RATIO OF
                   EXPENSES
                  TO AVERAGE
                  NET ASSETS
                     AFTER       RATIO OF
                  WAIVERS AND       NET
                REIMBURSEMENTS  INVESTMENT
                 AND EXCLUDING   INCOME TO  PORTFOLIO
                   INTEREST       AVERAGE    TURNOVER
                  EXPENSE (d)   NET ASSETS   RATE (c)
                --------------  ----------  ---------

THE HARTFORD
  ADVISERS
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       0.64%         2.13%        84%
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       0.66          2.32         99
  For the Year
     Ended
     October
     31, 2005
     (h)
  Class Y.....       0.74          2.13         66
  For the Year
     Ended
     October
     31, 2004
     (h)
  Class Y.....       0.74          1.71         42
  For the Year
     Ended
     October
     31, 2003
     (h)
  Class Y.....       0.81          1.98         46
THE HARTFORD
  BALANCED
  INCOME FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       0.90          3.86         27
  From
     (com-
     mencement
     of
     opera-
     tions)
     July 31,
     2006,
     through
     October
     31, 2006
  Class Y.....       0.90(e)       3.86(e)       8
THE HARTFORD
  CAPITAL
  APPRECIATION
  FUND
  For the Year
     Ended
     October
     31, 2007
     (h)
  Class Y.....       0.72          0.78         72
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       0.75          0.90         74
  For the Year
     Ended
     October
     31, 2005
  Class Y.....       0.78          0.76         93
  For the Year
     Ended
     October
     31, 2004
  Class Y.....       0.79          0.50         78
  For the Year
     Ended
     October
     31, 2003
  Class Y.....       0.85          0.46        113
THE HARTFORD
  CAPITAL
  APPRECIATION
  II FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       1.02          0.44        102
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       1.15          0.39        113
  From
     (com-
     mencement
     of
     opera-
     tions)
     April 29,
     2005,
     through
     October
     31, 2005
  Class Y.....       1.15(e)       0.29(e)      46
THE HARTFORD
  DISCIPLINED
  EQUITY FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       0.88          0.86         72
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       0.89          0.88         67
  For the Year
     Ended
     October
     31, 2005
  Class Y.....       0.90          0.97         61
  For the Year
     Ended
     October
     31, 2004
  Class Y.....       0.88          0.95         62
  For the Year
     Ended
     October
     31, 2003
  Class Y.....       0.98          0.70         76




THE HARTFORD MUTUAL FUNDS                                                    197

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (a) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD
  DIVIDEND AND
  GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......    $21.72      $0.37      $  --       $ 3.02       $3.39      $(0.36)       $(1.34)         $--
  For the Year Ended October 31, 2006 (h)
  Class Y......     19.30       0.35         --         3.18        3.53       (0.35)        (0.76)          --
  For the Year Ended October 31, 2005
  Class Y......     17.97       0.32         --         1.53        1.85       (0.33)        (0.19)          --
  For the Year Ended October 31, 2004
  Class Y......     16.11       0.24         --         1.86        2.10       (0.24)           --           --
  For the Year Ended October 31, 2003
  Class Y......     13.73       0.19         --         2.40        2.59       (0.21)(l)        --           --
THE HARTFORD
  EQUITY INCOME
  FUND
  For the Year Ended October 31, 2007
  Class Y......     14.07       0.31         --         1.72        2.03       (0.33)        (0.54)          --
  For the Year Ended October 31, 2006
  Class Y......     12.15       0.30         --         1.98        2.28       (0.33)        (0.03)          --
  For the Year Ended October 31, 2005
  Class Y......     11.33       0.32         --         0.83        1.15       (0.31)        (0.02)          --
  For the Year Ended October 31, 2004
  Class Y......     10.39       0.24         --         0.95        1.19       (0.25)           --           --
  From inception August 28, 2003, through October 31, 2003
  Class Y......     10.00       0.04         --         0.35        0.39          --            --           --
THE HARTFORD
  FLOATING RATE
  FUND
  For the Year Ended October 31, 2007
  Class Y......     10.11       0.69         --        (0.32)       0.37       (0.70)           --           --
  For the Year Ended October 31, 2006
  Class Y......     10.08       0.66         --         0.02        0.68       (0.65)           --           --
  From (commencement of operations) April 29, 2005, through October 31, 2005
  Class Y......     10.00       0.23         --         0.08        0.31       (0.23)           --           --
THE HARTFORD
  FUNDAMENTAL
  GROWTH FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  FOCUS FUND)
  For the Year Ended October 31, 2007
  Class Y......     11.22       0.02       0.04         2.99        3.05          --            --           --
  For the Year Ended October 31, 2006
  Class Y......     10.44       0.04         --         0.85        0.89       (0.11)           --           --
  For the Year Ended October 31, 2005
  Class Y......      9.28       0.13         --         1.06        1.19       (0.03)           --           --
  For the Year Ended October 31, 2004
  Class Y......      9.04       0.03         --         0.21        0.24          --            --           --
  For the Year Ended October 31, 2003
  Class Y......      7.37       0.01         --         1.66        1.67          --            --           --
                  -- SELECTED PER-SHARE DATA (a) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 -----------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                    NET                                              BEFORE           AFTER
                                 INCREASE      NET                                 WAIVERS AND     WAIVERS AND
                                (DECREASE)    ASSET                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET    VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET     END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE     PERIOD   RETURN (b)       (000'S)     EXPENSE (d)     EXPENSE (d)
                 -------------  ----------  --------  ----------     ----------  --------------  --------------
THE HARTFORD
  DIVIDEND AND
  GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......      $(1.70)      $ 1.69     $23.41      16.68%(i)    $255,138        0.69%           0.69%
  For the Year Ended October 31, 2006 (h)
  Class Y......       (1.11)        2.42      21.72      19.15         133,376        0.71            0.71
  For the Year Ended October 31, 2005
  Class Y......       (0.52)        1.33      19.30      10.36         114,777        0.73            0.73
  For the Year Ended October 31, 2004
  Class Y......       (0.24)        1.86      17.97      13.06          69,088        0.75            0.75
  For the Year Ended October 31, 2003
  Class Y......       (0.21)        2.38      16.11      19.03          42,107        0.81            0.81
THE HARTFORD
  EQUITY INCOME
  FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.87)        1.16      15.23      15.12         130,262        0.83            0.73
  For the Year Ended October 31, 2006
  Class Y......       (0.36)        1.92      14.07      19.18           7,593        0.88            0.58
  For the Year Ended October 31, 2005
  Class Y......       (0.33)        0.82      12.15      10.22             784        0.91            0.11
  For the Year Ended October 31, 2004
  Class Y......       (0.25)        0.94      11.33      11.53             375        0.91            0.11
  From inception August 28, 2003, through October
     31, 2003
  Class Y......          --         0.39      10.39       3.90(f)          104        0.93(e)         0.13(e)
THE HARTFORD
  FLOATING RATE
  FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.70)       (0.33)      9.78       3.73         104,762        0.68            0.68
  For the Year Ended October 31, 2006
  Class Y......       (0.65)        0.03      10.11       7.00          50,896        0.65            0.15
  From (commencement of operations) April 29, 2005,
     through October 31, 2005
  Class Y......       (0.23)        0.08      10.08       3.10(f)       10,062        0.73(e)         0.01(e)
THE HARTFORD
  FUNDAMENTAL
  GROWTH FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  FOCUS FUND)
  For the Year Ended October 31, 2007
  Class Y......          --         3.05      14.27      27.18(i)          390        1.02            1.02
  For the Year Ended October 31, 2006
  Class Y......       (0.11)        0.78      11.22       8.57             487        1.18            1.07
  For the Year Ended October 31, 2005
  Class Y......       (0.03)        1.16      10.44      12.86             473        1.16            1.16(i)
  For the Year Ended October 31, 2004
  Class Y......          --         0.24       9.28       2.65             815        1.11            1.11(i)
  For the Year Ended October 31, 2003
  Class Y......          --         1.67       9.04      22.66             719        1.17            1.17
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (d)   NET ASSETS   RATE (c)
                 --------------  ----------  ---------

THE HARTFORD
  DIVIDEND AND
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.69%         1.72%        24%
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       0.71          1.75         29
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.73          1.64         26
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.75          1.44         25
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.81          1.44         31
THE HARTFORD
  EQUITY INCOME
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.73          2.30         20
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.58          2.26         24
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.11          2.79         23
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.11          2.73         22
  From
     inception
     August 28,
     2003,
     through
     October
     31, 2003
  Class Y......       0.13(e)       2.17(e)       1
THE HARTFORD
  FLOATING RATE
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.68          6.92         62
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.15          6.89         33
  From
     (commence-
     ment of
     opera-
     tions)
     April 29,
     2005,
     through
     October
     31, 2005
  Class Y......       0.01(e)       6.06(e)      15
THE HARTFORD
  FUNDAMENTAL
  GROWTH FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  FOCUS FUND)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       1.02          0.17        159
  For the Year
     Ended
     October
     31, 2006
  Class Y......       1.07          0.56        123
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.16(i)       1.27        112
  For the Year
     Ended
     October
     31, 2004
  Class Y......       1.11(i)       0.27        104
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.17          0.17        138




198                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (a) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD
  GLOBAL
  COMMUNICA-
  TIONS FUND
  For the Year Ended October 31, 2007
  Class Y......    $ 8.23     $ 0.10      $  --       $3.10        $3.20      $(0.18)       $(0.02)         $--
  For the Year Ended October 31, 2006
  Class Y......      7.27       0.17         --        0.92         1.09       (0.13)           --           --
  For the Year Ended October 31, 2005
  Class Y......      5.60       0.02         --        1.73         1.75       (0.08)           --           --
  For the Year Ended October 31, 2004 (h)
  Class Y......      4.74       0.09         --        0.77         0.86          --            --           --
  For the Year Ended October 31, 2003
  Class Y......      3.26       0.01         --        1.47         1.48          --            --           --
THE HARTFORD
  GLOBAL
  FINANCIAL
  SERVICES FUND
  For the Year Ended October 31, 2007
  Class Y......     14.16       0.24         --        0.95         1.19       (0.15)        (0.85)          --
  For the Year Ended October 31, 2006
  Class Y......     11.73       0.19         --        2.40         2.59       (0.16)           --           --
  For the Year Ended October 31, 2005
  Class Y......     10.55       0.12         --        1.24         1.36       (0.18)           --           --
  For the Year Ended October 31, 2004 (h)
  Class Y......      9.79       0.17         --        0.71         0.88       (0.12)           --           --
  For the Year Ended October 31, 2003
  Class Y......      8.10       0.13         --        1.64         1.77       (0.08)           --           --
THE HARTFORD
  GLOBAL GROWTH
  FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  GLOBAL
  LEADERS FUND)
  For the Year Ended October 31, 2007
  Class Y......     20.14         --       0.06        6.97         7.03          --         (0.98)          --
  For the Year Ended October 31, 2006 (h)
  Class Y......     17.46       0.06         --        2.91         2.97       (0.10)        (0.19)          --
  For the Year Ended October 31, 2005
  Class Y......     17.06       0.13         --        0.27         0.40          --            --           --
  For the Year Ended October 31, 2004
  Class Y......     14.34       0.03         --        2.69         2.72          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     11.45       0.03         --        2.86         2.89          --            --           --
THE HARTFORD
  GLOBAL HEALTH
  FUND
  For the Year Ended October 31, 2007
  Class Y......     18.57       0.04         --        1.81         1.85          --         (0.68)          --
  For the Year Ended October 31, 2006
  Class Y......     17.05      (0.01)        --        2.53         2.52          --         (1.00)          --
  For the Year Ended October 31, 2005
  Class Y......     15.41      (0.01)        --        2.42         2.41          --         (0.77)          --
  For the Year Ended October 31, 2004
  Class Y......     14.09      (0.02)        --        1.40         1.38          --         (0.06)          --
  For the Year Ended October 31, 2003
  Class Y......     11.61      (0.02)        --        2.80         2.78          --         (0.30)          --
                  -- SELECTED PER-SHARE DATA (a) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 -----------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                    NET                                              BEFORE           AFTER
                                 INCREASE      NET                                 WAIVERS AND     WAIVERS AND
                                (DECREASE)    ASSET                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET    VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET     END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE     PERIOD   RETURN (b)       (000'S)     EXPENSE (d)     EXPENSE (d)
                 -------------  ----------  --------  ----------     ----------  --------------  --------------
THE HARTFORD
  GLOBAL
  COMMUNICA-
  TIONS FUND
  For the Year Ended October 31, 2007
  Class Y......      $(0.20)       $3.00     $11.23       39.58%(i)   $  1,006        1.11%           1.11%
  For the Year Ended October 31, 2006
  Class Y......       (0.13)        0.96       8.23       15.14            992        1.41            0.75
  For the Year Ended October 31, 2005
  Class Y......       (0.08)        1.67       7.27       31.36            638        1.36            1.06
  For the Year Ended October 31, 2004 (h)
  Class Y......          --         0.86       5.60       18.14            170        1.30            1.20
  For the Year Ended October 31, 2003
  Class Y......          --         1.48       4.74       45.40            724        1.35            1.20
THE HARTFORD
  GLOBAL
  FINANCIAL
  SERVICES FUND
  For the Year Ended October 31, 2007
  Class Y......       (1.00)        0.19      14.35        8.91(i)       1,506        1.14            1.14
  For the Year Ended October 31, 2006
  Class Y......       (0.16)        2.43      14.16       22.24            942        1.34            0.75
  For the Year Ended October 31, 2005
  Class Y......       (0.18)        1.18      11.73       12.91            773        1.36            1.09
  For the Year Ended October 31, 2004 (h)
  Class Y......       (0.12)        0.76      10.55        9.06            642        1.27            1.20
  For the Year Ended October 31, 2003
  Class Y......       (0.08)        1.69       9.79       22.01          1,580        1.31            1.20
THE HARTFORD
  GLOBAL GROWTH
  FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  GLOBAL
  LEADERS FUND)
  For the Year Ended October 31, 2007
  Class Y......       (0.98)        6.05      26.19       36.61(i)     195,998        0.89            0.89
  For the Year Ended October 31, 2006 (h)
  Class Y......       (0.29)        2.68      20.14       17.25        169,270        0.93            0.93
  For the Year Ended October 31, 2005
  Class Y......          --         0.40      17.46        2.34         83,896        0.97            0.97
  For the Year Ended October 31, 2004
  Class Y......          --         2.72      17.06       18.97         58,791        0.93            0.93
  For the Year Ended October 31, 2003
  Class Y......          --         2.89      14.34       25.24         19,043        1.00            1.00
THE HARTFORD
  GLOBAL HEALTH
  FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.68)        1.17      19.74       10.45(i)     213,110        0.95            0.95
  For the Year Ended October 31, 2006
  Class Y......       (1.00)        1.52      18.57       15.56        192,814        1.08            1.08
  For the Year Ended October 31, 2005
  Class Y......       (0.77)        1.64      17.05       16.19        169,698        1.08            1.08
  For the Year Ended October 31, 2004
  Class Y......       (0.06)        1.32      15.41        9.88          1,299        1.12            1.12
  For the Year Ended October 31, 2003
  Class Y......       (0.30)        2.48      14.09       24.50          1,095        1.19            1.19
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (d)   NET ASSETS   RATE (c)
                 --------------  ----------  ---------

THE HARTFORD
  GLOBAL
  COMMUNICA-
  TIONS FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       1.11%          0.88%      102%
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.75           2.09       104
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.06           2.10        45
  For the Year
     Ended
     October
     31, 2004
     (h)
  Class Y......       1.20           1.69        85
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.20           0.38       100
THE HARTFORD
  GLOBAL
  FINANCIAL
  SERVICES FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       1.14           1.85       104
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.75           1.52        52
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.09           1.30        33
  For the Year
     Ended
     October
     31, 2004
     (h)
  Class Y......       1.20           1.54        85
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.20           1.38        93
THE HARTFORD
  GLOBAL GROWTH
  FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  GLOBAL
  LEADERS FUND)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.89          (0.01)       85
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       0.93           0.31       125
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.97           0.87       270
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.93           0.31       271
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.00           0.28       320
THE HARTFORD
  GLOBAL HEALTH
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.95           0.20        41
  For the Year
     Ended
     October
     31, 2006
  Class Y......       1.08          (0.03)       30
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.08          (0.12)       50
  For the Year
     Ended
     October
     31, 2004
  Class Y......       1.12          (0.14)       41
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.19          (0.15)       37




THE HARTFORD MUTUAL FUNDS                                                    199

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (a) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD
  GLOBAL
  TECHNOLOGY
  FUND
  For the Year Ended October 31, 2007
  Class Y......    $ 5.82     $(0.03)     $  --       $ 1.66      $ 1.63      $   --        $   --          $--
  For the Year Ended October 31, 2006
  Class Y......      5.09      (0.03)        --         0.76        0.73          --            --           --
  For the Year Ended October 31, 2005
  Class Y......      4.51       0.03         --         0.55        0.58          --            --           --
  For the Year Ended October 31, 2004
  Class Y......      4.75      (0.04)        --        (0.20)      (0.24)         --            --           --
  For the Year Ended October 31, 2003
  Class Y......      3.01      (0.03)        --         1.77        1.74          --            --           --
THE HARTFORD
  GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......     18.89       0.02         --         4.29        4.31          --         (1.30)          --
  For the Year Ended October 31, 2006
  Class Y......     17.65       0.01         --         1.23        1.24          --            --           --
  For the Year Ended October 31, 2005
  Class Y......     16.42       0.01         --         1.22        1.23          --            --           --
  For the Year Ended October 31, 2004
  Class Y......     15.31         --         --         1.11        1.11          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     11.94      (0.03)        --         3.40        3.37          --            --           --
THE HARTFORD
  GROWTH
  OPPORTUNITIES
  FUND
  For the Year Ended October 31, 2007
  Class Y (k)..     30.04       0.15       0.01        11.35       11.51          --         (2.12)          --
  For the Year Ended October 31, 2006
  Class Y......     28.37       0.02         --         3.68        3.70          --         (2.03)          --
  For the Year Ended October 31, 2005
  Class Y......     23.82         --         --         4.55        4.55          --            --           --
  For the Year Ended October 31, 2004
  Class Y......     21.42      (0.01)        --         2.41        2.40          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     15.35      (0.07)        --         6.14        6.07          --            --           --
THE HARTFORD
  HIGH YIELD
  FUND
  For the Year Ended October 31, 2007
  Class Y......      7.92       0.71         --        (0.09)       0.62       (0.61)           --           --
  For the Year Ended October 31, 2006
  Class Y......      7.75       0.58         --         0.17        0.75       (0.58)           --           --
  For the Year Ended October 31, 2005
  Class Y......      8.17       0.52         --        (0.40)       0.12       (0.54)           --           --
  For the Year Ended October 31, 2004 (h)
  Class Y......      7.94       0.39         --         0.36        0.75       (0.52)           --           --
  For the Year Ended October 31, 2003 (h)
  Class Y......      6.73       0.65         --         1.24        1.89       (0.68)           --           --
                  -- SELECTED PER-SHARE DATA (a) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 -----------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                    NET                                              BEFORE           AFTER
                                 INCREASE      NET                                 WAIVERS AND     WAIVERS AND
                                (DECREASE)    ASSET                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET    VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET     END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE     PERIOD   RETURN (b)       (000'S)     EXPENSE (d)     EXPENSE (d)
                 -------------  ----------  --------  ----------     ----------  --------------  --------------
THE HARTFORD
  GLOBAL
  TECHNOLOGY
  FUND
  For the Year Ended October 31, 2007
  Class Y......      $   --       $ 1.63     $ 7.45       28.01%(i)   $  2,710        1.10%           1.10%
  For the Year Ended October 31, 2006
  Class Y......          --         0.73       5.82       14.34          1,137        1.26            1.20
  For the Year Ended October 31, 2005
  Class Y......          --         0.58       5.09       12.86            938        1.22            1.20
  For the Year Ended October 31, 2004
  Class Y......          --        (0.24)      4.51       (5.05)         1,186        1.15            1.15
  For the Year Ended October 31, 2003
  Class Y......          --         1.74       4.75       57.81            886        1.18            1.18
THE HARTFORD
  GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......       (1.30)        3.01      21.90       24.52(i)     103,251        0.81            0.81
  For the Year Ended October 31, 2006
  Class Y......          --         1.24      18.89        7.03        130,594        0.83            0.83
  For the Year Ended October 31, 2005
  Class Y......          --         1.23      17.65        7.49         52,992        0.85            0.85
  For the Year Ended October 31, 2004
  Class Y......          --         1.11      16.42        7.25         11,926        0.87            0.87
  For the Year Ended October 31, 2003
  Class Y......          --         3.37      15.31       28.22              1        0.96            0.96
THE HARTFORD
  GROWTH
  OPPORTUNITIES
  FUND
  For the Year Ended October 31, 2007
  Class Y (k)..       (2.12)        9.39      39.43       41.07(i)     138,065        0.80            0.80
  For the Year Ended October 31, 2006
  Class Y......       (2.03)        1.67      30.04       13.76         73,685        0.85            0.83
  For the Year Ended October 31, 2005
  Class Y......          --         4.55      28.37       19.10         28,441        0.88            0.88
  For the Year Ended October 31, 2004
  Class Y......          --         2.40      23.82       11.20          4,792        0.82            0.82
  For the Year Ended October 31, 2003
  Class Y......          --         6.07      21.42       39.54              1        0.91            0.91
THE HARTFORD
  HIGH YIELD
  FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.61)        0.01       7.93        7.96          4,897        0.87            0.67
  For the Year Ended October 31, 2006
  Class Y......       (0.58)        0.17       7.92       10.11         24,374        0.88            0.73
  For the Year Ended October 31, 2005
  Class Y......       (0.54)       (0.42)      7.75        1.43         25,974        0.87            0.87
  For the Year Ended October 31, 2004 (h)
  Class Y......       (0.52)        0.23       8.17        9.72         16,410        0.84            0.84
  For the Year Ended October 31, 2003 (h)
  Class Y......       (0.68)        1.21       7.94       29.27              1        1.69            0.95
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (d)   NET ASSETS   RATE (c)
                 --------------  ----------  ---------

THE HARTFORD
  GLOBAL
  TECHNOLOGY
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       1.10%         (0.53)%     146%
  For the Year
     Ended
     October
     31, 2006
  Class Y......       1.20          (0.62)      144
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.20           0.58       132
  For the Year
     Ended
     October
     31, 2004
  Class Y......       1.15          (0.85)      165
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.18          (0.82)      163
THE HARTFORD
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.81           0.10        89
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.83           0.08        92
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.85           0.10        77
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.87          (0.18)       66
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.96          (0.17)      129
THE HARTFORD
  GROWTH
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y (k)..       0.80           0.53       120
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.83           0.08       131
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.88             --       156
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.82          (0.33)      130
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.91          (0.38)      158
THE HARTFORD
  HIGH YIELD
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.67           7.62       145
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.73           7.33       147
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.87           6.40       113
  For the Year
     Ended
     October
     31, 2004
     (h)
  Class Y......       0.84           6.13        86
  For the Year
     Ended
     October
     31, 2003
     (h)
  Class Y......       0.95           8.70        54




200                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (a) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD
  INCOME FUND
  For the Year Ended October 31, 2007
  Class Y......    $10.32     $ 0.60       $--        $(0.20)      $0.40      $(0.60)       $   --          $--
  For the Year Ended October 31, 2006
  Class Y......     10.24       0.56        --          0.08        0.64       (0.56)           --           --
  For the Year Ended October 31, 2005
  Class Y......     10.72       0.52        --         (0.42)       0.10       (0.54)        (0.04)          --
  From inception November 28, 2003, through October 31, 2004
  Class Y......     10.54       0.48        --          0.20        0.68       (0.50)           --           --
THE HARTFORD
  INFLATION
  PLUS FUND
  For the Year Ended October 31, 2007
  Class Y......     10.45       0.38        --          0.26        0.64       (0.40)           --           --
  For the Year Ended October 31, 2006
  Class Y......     10.68       0.51        --         (0.25)       0.26       (0.46)        (0.03)          --
  For the Year Ended October 31, 2005
  Class Y......     10.97       0.47        --         (0.22)       0.25       (0.45)        (0.09)          --
  From inception November 28, 2003, through October 31, 2004
  Class Y......     10.57       0.28        --          0.44        0.72       (0.32)           --           --
THE HARTFORD
  INTERNATIONAL
  GROWTH FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION
  FUND)
  For the Year Ended October 31, 2007 (h)
  Class Y......     15.17       0.02        --          5.55        5.57          --         (1.36)          --
  For the Year Ended October 31, 2006 (h)
  Class Y......     12.33       0.06        --          3.02        3.08       (0.10)        (0.14)          --
  For the Year Ended October 31, 2005
  Class Y......     11.72       0.08        --          0.53        0.61          --            --           --
  For the Year Ended October 31, 2004 (h)
  Class Y......      9.69      (0.01)       --          2.09        2.08          --         (0.05)          --
  For the Year Ended October 31, 2003
  Class Y......      6.98       0.01        --          2.74        2.75       (0.04)           --           --
THE HARTFORD
  INTERNATIONAL
  OPPORTUNITIES
  FUND
  For the Year Ended October 31, 2007
  Class Y......     16.67       0.05        --          6.39        6.44       (0.20)        (0.43)          --
  For the Year Ended October 31, 2006 (h)
  Class Y......     13.55       0.25        --          2.98        3.23       (0.11)           --           --
  For the Year Ended October 31, 2005
  Class Y......     11.53       0.12        --          1.90        2.02          --            --           --
  For the Year Ended October 31, 2004
  Class Y......      9.91       0.11        --          1.56        1.67       (0.05)           --           --
  For the Year Ended October 31, 2003
  Class Y......      8.19       0.06        --          1.66        1.72          --            --           --
                  -- SELECTED PER-SHARE DATA (a) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 -----------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                    NET                                              BEFORE           AFTER
                                 INCREASE      NET                                 WAIVERS AND     WAIVERS AND
                                (DECREASE)    ASSET                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET    VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET     END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE     PERIOD   RETURN (b)       (000'S)     EXPENSE (d)     EXPENSE (d)
                 -------------  ----------  --------  ----------     ----------  --------------  --------------
THE HARTFORD
  INCOME FUND
  For the Year Ended October 31, 2007
  Class Y......      $(0.60)      $(0.20)    $10.12        3.97%      $213,417        0.68%           0.68%
  For the Year Ended October 31, 2006
  Class Y......       (0.56)        0.08      10.32        6.41         60,690        0.78            0.70
  For the Year Ended October 31, 2005
  Class Y......       (0.58)       (0.48)     10.24        0.98         16,431        0.79            0.70
  From inception November 28, 2003, through October
     31, 2004
  Class Y......       (0.50)        0.18      10.72        6.57(f)          10        0.73(e)         0.70(e)
THE HARTFORD
  INFLATION
  PLUS FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.40)        0.24      10.69        6.23        164,155        0.82            0.72
  For the Year Ended October 31, 2006
  Class Y......       (0.49)       (0.23)     10.45        2.58        140,796        0.68            0.68
  For the Year Ended October 31, 2005
  Class Y......       (0.54)       (0.29)     10.68        2.29         95,947        0.68            0.68
  From inception November 28, 2003, through October
     31, 2004
  Class Y......       (0.32)        0.40      10.97        6.89(f)      23,045        0.65(e)         0.65(e)
THE HARTFORD
  INTERNATIONAL
  GROWTH FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION
  FUND)
  For the Year Ended October 31, 2007 (h)
  Class Y......       (1.36)        4.21      19.38       40.01(i)      76,429        1.03            1.03
  For the Year Ended October 31, 2006 (h)
  Class Y......       (0.24)        2.84      15.17       25.38         70,777        1.16            1.16
  For the Year Ended October 31, 2005
  Class Y......          --         0.61      12.33        5.20         74,651        1.22            1.20
  For the Year Ended October 31, 2004 (h)
  Class Y......       (0.05)        2.03      11.72       21.61         28,775        1.31            1.20
  For the Year Ended October 31, 2003
  Class Y......       (0.04)        2.71       9.69       39.57            292        1.80            1.20
THE HARTFORD
  INTERNATIONAL
  OPPORTUNITIES
  FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.63)        5.81      22.48       39.91(i)     127,314        0.95            0.95
  For the Year Ended October 31, 2006 (h)
  Class Y......       (0.11)        3.12      16.67       24.00         43,994        1.02            1.02
  For the Year Ended October 31, 2005
  Class Y......          --         2.02      13.55       17.52          5,612        1.05            1.05
  For the Year Ended October 31, 2004
  Class Y......       (0.05)        1.62      11.53       16.87          4,288        1.09            1.08
  For the Year Ended October 31, 2003
  Class Y......          --         1.72       9.91       21.00          6,058        1.13            1.13
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (d)   NET ASSETS   RATE (c)
                 --------------  ----------  ---------

THE HARTFORD
  INCOME FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.68%          5.95%      147%
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.70           5.63       175
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.70           5.16       188
  From
     inception
     November
     28, 2003,
     through
     October
     31, 2004
  Class Y......       0.70(e)        4.89(e)    167
THE HARTFORD
  INFLATION
  PLUS FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.56           3.71       608
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.68           5.05       193
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.68           4.42        71
  From
     inception
     November
     28, 2003,
     through
     October
     31, 2004
  Class Y......       0.65(e)        1.55(e)     81
THE HARTFORD
  INTERNATIONAL
  GROWTH FUND
  (FORMERLY
  KNOWN AS THE
  HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION
  FUND)
  For the Year
     Ended
     October
     31, 2007
     (h)
  Class Y......       1.03           0.17       242
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       1.16           0.42       165
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.20           0.98       183
  For the Year
     Ended
     October
     31, 2004
     (h)
  Class Y......       1.20          (0.09)      200
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.20           0.16       281
THE HARTFORD
  INTERNATIONAL
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.95           0.84       147
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       1.02           1.56       102
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.05           0.94       119
  For the Year
     Ended
     October
     31, 2004
  Class Y......       1.08           0.82       143
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.13           0.77       138




THE HARTFORD MUTUAL FUNDS                                                    201

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (a) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD
  INTERNATIONAL
  SMALL COMPANY
  FUND
  For the Year Ended October 31, 2007
  Class Y......    $16.37     $ 0.02      $  --       $4.06        $4.08      $(0.19)       $(2.00)         $--
  For the Year Ended October 31, 2006 (h)
  Class Y......     14.41       0.15         --        3.64         3.79       (0.30)        (1.53)          --
  For the Year Ended October 31, 2005
  Class Y......     13.54       0.12         --        2.27         2.39       (0.04)        (1.48)          --
  For the Year Ended October 31, 2004
  Class Y......     13.02       0.14         --        1.30         1.44       (0.05)        (0.87)          --
  For the Year Ended October 31, 2003 (h)
  Class Y......      8.43       0.09         --        4.56         4.65       (0.06)           --           --
THE HARTFORD
  LARGECAP
  GROWTH FUND
  From (commencement of operations) November 30, 2006, through October 31, 2007
  Class Y......     10.00       0.02         --        1.09         1.11       (0.02)           --           --
THE HARTFORD
  MIDCAP FUND
  For the Year Ended October 31, 2007
  Class Y......     26.68       0.28       0.03        5.77         6.08          --         (4.02)          --
  For the Year Ended October 31, 2006
  Class Y......     27.42       0.08         --        3.60         3.68          --         (4.42)          --
  For the Year Ended October 31, 2005
  Class Y......     23.43       0.07         --        4.40         4.47          --         (0.48)          --
  For the Year Ended October 31, 2004
  Class Y......     21.21       0.02         --        2.20         2.22          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     15.88         --         --        5.33         5.33          --            --           --
THE HARTFORD
  MIDCAP GROWTH
  (FORMERLY THE
  HARTFORD
  SELECT MIDCAP
  GROWTH FUND)
  For the Year Ended October 31, 2007
  Class Y......     11.36      (0.57)        --        2.57         2.00          --         (0.48)          --
  For the Year Ended October 31, 2006
  Class Y......     10.17      (0.04)        --        1.33         1.29          --         (0.10)          --
  From (commencement of operations) January 1, 2005, through October 31, 2005
  Class Y......     10.06      (0.05)        --        0.16         0.11          --            --           --
THE HARTFORD MIDCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class Y......     15.00       0.14       0.02        2.14         2.30          --         (1.91)          --
  For the Year Ended October 31, 2006
  Class Y......     13.59       0.08         --        2.65         2.73          --         (1.32)          --
  For the Year Ended October 31, 2005
  Class Y......     13.11       0.01         --        1.44         1.45          --         (0.97)          --
  For the Year Ended October 31, 2004
  Class Y......     11.46      (0.01)        --        1.66         1.65          --            --           --
  For the Year Ended October 31, 2003 (h)
  Class Y......      8.39       0.02         --        3.05         3.07          --            --           --
                  -- SELECTED PER-SHARE DATA (a) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 -----------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                    NET                                              BEFORE           AFTER
                                 INCREASE      NET                                 WAIVERS AND     WAIVERS AND
                                (DECREASE)    ASSET                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET    VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET     END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE     PERIOD   RETURN (b)       (000'S)     EXPENSE (d)     EXPENSE (d)
                 -------------  ----------  --------  ----------     ----------  --------------  --------------
THE HARTFORD
  INTERNATIONAL
  SMALL COMPANY
  FUND
  For the Year Ended October 31, 2007
  Class Y......      $(2.19)      $ 1.89     $18.26      28.48%       $132,411        1.01%           1.01%
  For the Year Ended October 31, 2006 (h)
  Class Y......       (1.83)        1.96      16.37      29.89          86,707        1.20            1.20
  For the Year Ended October 31, 2005
  Class Y......       (1.52)        0.87      14.41      19.40          65,828        1.28            1.20
  For the Year Ended October 31, 2004
  Class Y......       (0.92)        0.52      13.54      11.80          42,449        1.41            1.20
  For the Year Ended October 31, 2003 (h)
  Class Y......       (0.06)        4.59      13.02      55.47          25,154        1.64            1.20
THE HARTFORD
  LARGECAP
  GROWTH FUND
  From (commencement of operations) November 30,
     2006, through October 31, 2007
  Class Y......       (0.02)        1.09      11.09      11.08(f)          111        1.28(e)         0.85(e)
THE HARTFORD
  MIDCAP FUND
  For the Year Ended October 31, 2007
  Class Y......       (4.02)        2.06      28.74      26.50(i)      134,914        0.79            0.79
  For the Year Ended October 31, 2006
  Class Y......       (4.42)       (0.74)     26.68      15.31         184,149        0.81            0.81
  For the Year Ended October 31, 2005
  Class Y......       (0.48)        3.99      27.42      19.40         139,273        0.83            0.83
  For the Year Ended October 31, 2004
  Class Y......          --         2.22      23.43      10.47         104,534        0.85            0.85
  For the Year Ended October 31, 2003
  Class Y......          --         5.33      21.21      33.56          83,996        0.90            0.90
THE HARTFORD
  MIDCAP GROWTH
  (FORMERLY THE
  HARTFORD
  SELECT MIDCAP
  GROWTH FUND)
  For the Year Ended October 31, 2007
  Class Y......       (0.48)        1.52      12.88      18.28             115        1.11            1.03
  For the Year Ended October 31, 2006
  Class Y......       (0.10)        1.19      11.36      12.77          28,868        1.13            1.11
  From (commencement of operations) January 1, 2005,
     through October 31, 2005
  Class Y......          --         0.11      10.17       1.09(f)          210        1.66(e)         1.10(e)
THE HARTFORD MIDCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class Y......       (1.91)        0.39      15.39      17.38(i)        1,961        0.89            0.89
  For the Year Ended October 31, 2006
  Class Y......       (1.32)        1.41      15.00      21.90          31,100        0.94            0.94
  For the Year Ended October 31, 2005
  Class Y......       (0.97)        0.48      13.59      11.76          39,965        0.96            0.96
  For the Year Ended October 31, 2004
  Class Y......          --         1.65      13.11      14.40           2,474        0.90            0.90
  For the Year Ended October 31, 2003 (h)
  Class Y......          --         3.07      11.46      36.59              29        1.03            1.00
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (d)   NET ASSETS   RATE (c)
                 --------------  ----------  ---------

THE HARTFORD
  INTERNATIONAL
  SMALL COMPANY
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       1.01%          0.75%       96%
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       1.20           0.97       107
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.20           1.13       112
  For the Year
     Ended
     October
     31, 2004
  Class Y......       1.20           1.26       119
  For the Year
     Ended
     October
     31, 2003
     (h)
  Class Y......       1.20           0.93       166
THE HARTFORD
  LARGECAP
  GROWTH FUND
  From
     (commence-
     ment of
     opera-
     tions)
     November
     30, 2006,
     through
     October
     31, 2007
  Class Y......       0.85(e)        0.20(e)    129
THE HARTFORD
  MIDCAP FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.79           0.73        76
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.81           0.33        84
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.83           0.26        74
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.85           0.11        52
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.90          (0.01)       70
THE HARTFORD
  MIDCAP GROWTH
  (FORMERLY THE
  HARTFORD
  SELECT MIDCAP
  GROWTH FUND)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       1.03          (0.44)      186
  For the Year
     Ended
     October
     31, 2006
  Class Y......       1.11          (0.45)       99
  From
     (commence-
     ment of
     opera-
     tions)
     January 1,
     2005,
     through
     October
     31, 2005
  Class Y......       1.10(e)       (0.55)(e)    97
THE HARTFORD
  MIDCAP VALUE
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.89           0.70        46
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.94           0.48        40
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.96           0.13        49
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.90          (0.12)       46
  For the Year
     Ended
     October
     31, 2003
     (h)
  Class Y......       1.00           0.16        56




202                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA (a) --
                ---------------------------------------------------------------------------------------------------
                                                      NET
                                                    REALIZED
                                                      AND                              DISTRIBUTIONS
                NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                 VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD
  MONEY MARKET
  FUND
  For the Year Ended October 31, 2007
  Class Y.....    $ 1.00     $  0.05     $  --       $   --      $  0.05    $  (0.05)      $   --          $--
  For the Year Ended October 31, 2006
  Class Y.....      1.00        0.04        --           --         0.04       (0.04)          --           --
  For the Year Ended October 31, 2005
  Class Y.....      1.00        0.02        --           --         0.02       (0.02)          --           --
  For the Year Ended October 31, 2004
  Class Y.....      1.00      0.0070        --           --       0.0070     (0.0070)          --           --
  For the Year Ended October 31, 2003
  Class Y.....      1.00       0.008        --           --        0.008      (0.008)          --           --
THE HARTFORD
  SELECT
  MIDCAP VALUE
  FUND
  For the Year Ended October 31, 2007
  Class Y.....     12.40        0.03        --         0.28         0.31          --        (0.50)          --
  For the Year Ended October 31, 2006
  Class Y.....     10.81        0.07        --         1.81         1.88       (0.05)       (0.24)          --
  From (commencement of operations) April 29, 2005, through October 31, 2005
  Class Y.....     10.00        0.02        --         0.79         0.81          --           --           --
THE HARTFORD
  SELECT
  SMALLCAP
  VALUE FUND
  For the Year Ended October 31, 2007
  Class Y.....     10.97        0.10        --         0.78         0.88       (0.03)       (0.02)          --
  From (commencement of operations) July 31, 2006, through October 31, 2006 (h)
  Class Y.....     10.00        0.01        --         0.96         0.97          --           --           --
THE HARTFORD SHORT DURATION FUND
  For the Year Ended October 31, 2007
  Class Y.....      9.88        0.47        --        (0.08)        0.39       (0.46)          --           --
  For the Year Ended October 31, 2006
  Class Y.....      9.84        0.37        --         0.04         0.41       (0.37)          --           --
  For the Year Ended October 31, 2005
  Class Y.....     10.07        0.35        --        (0.23)        0.12       (0.35)          --           --
  From inception November 28, 2003, through October 31, 2004
  Class Y.....     10.11        0.30        --        (0.04)        0.26       (0.30)          --           --
THE HARTFORD
  SMALL
  COMPANY FUND
  For the Year Ended October 31, 2007
  Class Y.....     22.73        0.02      0.06         5.06         5.14          --        (1.87)          --
  For the Year Ended October 31, 2006
  Class Y.....     19.33       (0.06)       --         3.46         3.40          --           --           --
  For the Year Ended October 31, 2005
  Class Y.....     15.74       (0.07)       --         3.66         3.59          --           --           --
  For the Year Ended October 31, 2004
  Class Y.....     14.83       (0.06)       --         0.97         0.91          --           --           --
  For the Year Ended October 31, 2003
  Class Y.....     10.27       (0.09)       --         4.65         4.56          --           --           --
                 -- SELECTED PER-SHARE DATA (a) --               -- RATIOS AND SUPPLEMENTAL DATA --
                -----------------------------------  ---------------------------------------------------------

                                                                                   RATIO OF        RATIO OF
                                                                                   EXPENSES        EXPENSES
                                                                                  TO AVERAGE      TO AVERAGE
                                                                                  NET ASSETS      NET ASSETS
                                   NET                                              BEFORE           AFTER
                                INCREASE      NET                                 WAIVERS AND     WAIVERS AND
                               (DECREASE)    ASSET                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                 IN NET    VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                    TOTAL         ASSET     END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                DISTRIBUTIONS     VALUE     PERIOD   RETURN (b)       (000'S)     EXPENSE (d)     EXPENSE (d)
                -------------  ----------  --------  ----------     ----------  --------------  --------------
THE HARTFORD
  MONEY MARKET
  FUND
  For the Year Ended October 31, 2007
  Class Y.....     $  (0.05)     $   --     $ 1.00       4.90%       $  2,707        0.58%           0.55%
  For the Year Ended October 31, 2006
  Class Y.....        (0.04)         --       1.00       4.34          13,628        0.61            0.55
  For the Year Ended October 31, 2005
  Class Y.....        (0.02)         --       1.00       2.40          16,114        0.61            0.55
  For the Year Ended October 31, 2004
  Class Y.....      (0.0070)         --       1.00       0.72           9,698        0.56            0.55
  For the Year Ended October 31, 2003
  Class Y.....       (0.008)         --       1.00       0.78           1,162        0.68            0.55
THE HARTFORD
  SELECT
  MIDCAP VALUE
  FUND
  For the Year Ended October 31, 2007
  Class Y.....        (0.50)      (0.19)     12.21       2.58          53,873        0.84            0.83
  For the Year Ended October 31, 2006
  Class Y.....        (0.29)       1.59      12.40      17.79          20,025        1.33            1.15
  From (commencement of operations) April 29, 2005,
     through October 31, 2005
  Class Y.....           --        0.81      10.81       8.10(f)          541        1.36(e)         1.15(e)
THE HARTFORD
  SELECT
  SMALLCAP
  VALUE FUND
  For the Year Ended October 31, 2007
  Class Y.....        (0.05)       0.83      11.80       8.09          91,189        1.13            1.13
  From (commencement of operations) July 31, 2006,
     through October 31, 2006 (h)
  Class Y.....           --        0.97      10.97       9.70(f)        1,538        1.71(e)         1.20(e)
THE HARTFORD SHORT DURATION FUND
  For the Year Ended October 31, 2007
  Class Y.....        (0.46)      (0.07)      9.81       4.08         142,224        0.64            0.64
  For the Year Ended October 31, 2006
  Class Y.....        (0.37)       0.04       9.88       4.28         102,198        0.68            0.65
  For the Year Ended October 31, 2005
  Class Y.....        (0.35)      (0.23)      9.84       1.18          82,439        0.67            0.65
  From inception November 28, 2003, through October
     31, 2004
  Class Y.....        (0.30)      (0.04)     10.07       2.62(f)       31,429        0.61(e)         0.60(e)
THE HARTFORD
  SMALL
  COMPANY FUND
  For the Year Ended October 31, 2007
  Class Y.....        (1.87)       3.27      26.00      24.44(i)      194,096        0.91            0.91
  For the Year Ended October 31, 2006
  Class Y.....           --        3.40      22.73      17.59         108,770        0.95            0.95
  For the Year Ended October 31, 2005
  Class Y.....           --        3.59      19.33      22.81          43,274        0.97            0.97
  For the Year Ended October 31, 2004
  Class Y.....           --        0.91      15.74       6.14          15,731        0.99            0.99
  For the Year Ended October 31, 2003
  Class Y.....           --        4.56      14.83      44.40          14,472        1.05            1.00
                  -- RATIOS AND SUPPLEMENTAL DATA --
                -------------------------------------

                   RATIO OF
                   EXPENSES
                  TO AVERAGE
                  NET ASSETS
                     AFTER       RATIO OF
                  WAIVERS AND       NET
                REIMBURSEMENTS  INVESTMENT
                 AND EXCLUDING   INCOME TO  PORTFOLIO
                   INTEREST       AVERAGE    TURNOVER
                  EXPENSE (d)   NET ASSETS   RATE (c)
                --------------  ----------  ---------

THE HARTFORD
  MONEY MARKET
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       0.55%          4.77%      N/A
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       0.55           4.29       N/A
  For the Year
     Ended
     October
     31, 2005
  Class Y.....       0.55           2.47       N/A
  For the Year
     Ended
     October
     31, 2004
  Class Y.....       0.55           0.96       N/A
  For the Year
     Ended
     October
     31, 2003
  Class Y.....       0.55           0.84       N/A
THE HARTFORD
  SELECT
  MIDCAP VALUE
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       0.83           0.83       209%
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       1.15           0.26        63
  From
     (com-
     mencement
     of
     opera-
     tions)
     April 29,
     2005,
     through
     October
     31, 2005
  Class Y.....       1.15(e)        0.37(e)     30
THE HARTFORD
  SELECT
  SMALLCAP
  VALUE FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       1.13           0.97        58
  From
     (com-
     mencement
     of
     opera-
     tions)
     July 31,
     2006,
     through
     October
     31, 2006
     (h)
  Class Y.....       1.20(e)        0.79(e)     10
THE HARTFORD
  SHORT
  DURATION
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       0.64           4.75        68
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       0.65           3.78       119
  For the Year
     Ended
     October
     31, 2005
  Class Y.....       0.65           3.53       123
  From
     inception
     November
     28, 2003,
     through
     October
     31, 2004
  Class Y.....       0.60(e)        3.03(e)    108
THE HARTFORD
  SMALL
  COMPANY FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y.....       0.91           0.09(e)    186
  For the Year
     Ended
     October
     31, 2006
  Class Y.....       0.95          (0.39)      170
  For the Year
     Ended
     October
     31, 2005
  Class Y.....       0.97          (0.43)      104
  For the Year
     Ended
     October
     31, 2004
  Class Y.....       0.99          (0.71)      142
  For the Year
     Ended
     October
     31, 2003
  Class Y.....       1.00          (0.73)      179




THE HARTFORD MUTUAL FUNDS                                                    203

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (a) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD
  SMALLCAP
  GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......    $31.95     $ 0.02      $  --       $ 2.41       $2.43      $   --        $   --          $--
  For the Year Ended October 31, 2006
  Class Y......     28.74       0.04         --         3.17        3.21          --            --           --
  For the Year Ended October 31, 2005
  Class Y......     24.88      (0.04)        --         3.90        3.86          --            --           --
  For the Year Ended October 31, 2004
  Class Y......     23.06      (0.02)        --         1.84        1.82          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     15.61      (0.08)        --         7.53        7.45          --            --           --
THE HARTFORD
  STOCK FUND
  For the Year Ended October 31, 2007
  Class Y......     21.95       0.43       0.06         3.32        3.81       (0.20)           --           --
  For the Year Ended October 31, 2006 (h)
  Class Y......     19.18       0.21         --         2.70        2.91       (0.14)           --           --
  For the Year Ended October 31, 2005
  Class Y......     17.49       0.24         --         1.66        1.90       (0.21)           --           --
  For the Year Ended October 31, 2004
  Class Y......     16.81       0.10         --         0.58        0.68          --            --           --
  For the Year Ended October 31, 2003
  Class Y......     14.15       0.12         --         2.54        2.66          --            --           --
THE HARTFORD
  STRATEGIC
  INCOME FUND
  From (date shares became available to public) August 31, 2007, through October 31, 2007
  Class Y......      9.57       0.12         --         0.19        0.31       (0.12)           --           --
THE TAX-FREE MINNESOTA FUND
  For the Year Ended October 31, 2007
  Class Y (j)..     10.34       0.42         --        (0.33)       0.09       (0.43)        (0.06)          --
  For the Year Ended October 31, 2006
  Class Y......     10.22       0.41         --         0.14        0.55       (0.41)        (0.02)          --
  For the Year Ended October 31, 2005 (h)
  Class Y......     10.44       0.40         --        (0.23)       0.17       (0.39)           --           --
  For the Year Ended October 31, 2004
  Class Y......     10.47       0.43         --         0.24        0.67       (0.43)        (0.27)          --
  For the Year Ended October 31, 2003 (h)
  Class Y......     10.49       0.40         --         0.06        0.46       (0.43)        (0.05)          --
                  -- SELECTED PER-SHARE DATA (a) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 -----------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                    NET                                              BEFORE           AFTER
                                 INCREASE      NET                                 WAIVERS AND     WAIVERS AND
                                (DECREASE)    ASSET                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET    VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET     END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE     PERIOD   RETURN (b)       (000'S)     EXPENSE (d)     EXPENSE (d)
                 -------------  ----------  --------  ----------     ----------  --------------  --------------
THE HARTFORD
  SMALLCAP
  GROWTH FUND
  For the Year Ended October 31, 2007
  Class Y......      $   --       $ 2.43     $34.38       7.61%(i)    $ 46,466        0.93%           0.93%
  For the Year Ended October 31, 2006
  Class Y......          --         3.21      31.95      11.17         107,906        0.92            0.92
  For the Year Ended October 31, 2005
  Class Y......          --         3.86      28.74      15.52          55,933        0.98            0.98
  For the Year Ended October 31, 2004
  Class Y......          --         1.82      24.88       7.89           5,788        1.03            1.03
  For the Year Ended October 31, 2003
  Class Y......          --         7.45      23.06      47.72               1        1.11            1.10
THE HARTFORD
  STOCK FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.20)        3.61      25.56      17.45(i)       73,535        0.81            0.76
  For the Year Ended October 31, 2006 (h)
  Class Y......       (0.14)        2.77      21.95      15.21         131,759        0.83            0.78
  For the Year Ended October 31, 2005
  Class Y......       (0.21)        1.69      19.18      10.91         107,578        0.83            0.83
  For the Year Ended October 31, 2004
  Class Y......          --         0.68      17.49       4.04          80,932        0.80            0.80
  For the Year Ended October 31, 2003
  Class Y......          --         2.66      16.81      18.80          42,894        0.88            0.88
THE HARTFORD
  STRATEGIC
  INCOME FUND
  From (date shares became available to public)
     August 31, 2007, through October 31, 2007
  Class Y......       (0.12)        0.19       9.76       3.28          10,631        0.80(e)         0.25(e)
THE TAX-FREE MINNESOTA FUND
  For the Year Ended October 31, 2007
  Class Y (j)..       (0.49)       (0.40)      9.94       0.84          21,965        0.86            0.71
  For the Year Ended October 31, 2006
  Class Y......       (0.43)        0.12      10.34       5.44              11        0.88            0.83
  For the Year Ended October 31, 2005 (h)
  Class Y......       (0.39)       (0.22)     10.22       1.66              10        0.90            0.90
  For the Year Ended October 31, 2004
  Class Y......       (0.70)       (0.03)     10.44       6.58               1        0.85            0.85
  For the Year Ended October 31, 2003 (h)
  Class Y......       (0.48)       (0.02)     10.47       4.50               1        0.91            0.80
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (d)   NET ASSETS   RATE (c)
                 --------------  ----------  ---------

THE HARTFORD
  SMALLCAP
  GROWTH FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.93%          0.12%      105%
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.92           0.15        86
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.98          (0.23)       81
  For the Year
     Ended
     October
     31, 2004
  Class Y......       1.03          (0.47)      102
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.10          (0.46)      122
THE HARTFORD
  STOCK FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.76           0.82        96
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       0.78           1.03       110
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.83           1.24        62
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.80           0.80        29
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.88           0.84        37
THE HARTFORD
  STRATEGIC
  INCOME FUND
  From (date
     shares
     became
     available
     to public)
     August 31,
     2007,
     through
     October
     31, 2007
  Class Y......       0.25(e)        7.73(e)     40
THE TAX-FREE
  MINNESOTA
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y (j)..       0.71           4.35        18
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.83           3.99        16
  For the Year
     Ended
     October
     31, 2005
     (h)
  Class Y......       0.90           3.83        10
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.85           4.07        13
  For the Year
     Ended
     October
     31, 2003
     (h)
  Class Y......       0.80           3.82        17




204                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (a) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD
  TAX-FREE
  NATIONAL FUND
  For the Year Ended October 31, 2007
  Class Y (j)..    $11.32      $0.51       $--        $(0.46)      $0.05      $(0.48)       $(0.03)         $--
  For the Year Ended October 31, 2006
  Class Y......     11.11       0.46        --          0.29        0.75       (0.46)        (0.08)          --
  For the Year Ended October 31, 2005 (h)
  Class Y......     11.20       0.45        --         (0.10)       0.35       (0.44)           --           --
  For the Year Ended October 31, 2004
  Class Y......     11.06       0.47        --          0.32        0.79       (0.48)        (0.17)          --
  For the Year Ended October 31, 2003
  Class Y......     11.28       0.45        --          0.04        0.49       (0.46)        (0.25)          --
THE HARTFORD
  TOTAL RETURN
  BOND FUND
  For the Year Ended October 31, 2007
  Class Y......     10.71       0.54        --         (0.07)       0.47       (0.54)           --           --
  For the Year Ended October 31, 2006
  Class Y......     10.73       0.47        --          0.04        0.51       (0.47)        (0.06)          --
  For the Year Ended October 31, 2005
  Class Y......     11.06       0.40        --         (0.24)       0.16       (0.45)        (0.04)          --
  For the Year Ended October 31, 2004
  Class Y......     11.24       0.39        --          0.21        0.60       (0.41)        (0.37)          --
  For the Year Ended October 31, 2003
  Class Y......     10.87       0.53        --          0.50        1.03       (0.55)        (0.11)          --
THE HARTFORD
  U.S.
  GOVERNMENT
  SECURITIES
  FUND
  For the Year Ended October 31, 2007
  Class Y (j)..      9.20       0.46        --         (0.13)       0.33       (0.45)           --           --
  For the Year Ended October 31, 2006 (h)
  Class Y......      9.32       0.41        --         (0.07)       0.34       (0.46)           --           --
  For the Year Ended October 31, 2005
  Class Y......      9.66       0.41        --         (0.31)       0.10       (0.44)           --           --
  For the Year Ended October 31, 2004
  Class Y......      9.68       0.44        --         (0.02)       0.42       (0.44)           --           --
  For the Year Ended October 31, 2003
  Class Y......      9.89       0.45        --         (0.20)       0.25       (0.46)           --           --
THE HARTFORD
  VALUE FUND
  For the Year Ended October 31, 2007
  Class Y......     12.91       0.09        --          1.97        2.06       (0.09)        (0.79)          --
  For the Year Ended October 31, 2006
  Class Y......     10.79       0.15        --          2.10        2.25       (0.13)           --           --
  For the Year Ended October 31, 2005
  Class Y......      9.71       0.12        --          1.05        1.17       (0.09)           --           --
  For the Year Ended October 31, 2004 (h)
  Class Y......      8.95       0.10        --          0.77        0.87       (0.11)           --           --
  For the Year Ended October 31, 2003 (h)
  Class Y......      7.64       0.16        --          1.25        1.41       (0.10)           --           --
                  -- SELECTED PER-SHARE DATA (a) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 -----------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                    NET                                              BEFORE           AFTER
                                 INCREASE      NET                                 WAIVERS AND     WAIVERS AND
                                (DECREASE)    ASSET                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET    VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET     END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE     PERIOD   RETURN (b)       (000'S)     EXPENSE (d)     EXPENSE (d)
                 -------------  ----------  --------  ----------     ----------  --------------  --------------
THE HARTFORD
  TAX-FREE
  NATIONAL FUND
  For the Year Ended October 31, 2007
  Class Y (j)..      $(0.51)      $(0.46)    $10.86        0.48%      $ 26,275        0.85%           0.65%
  For the Year Ended October 31, 2006
  Class Y......       (0.54)        0.21      11.32        6.91             11        0.91            0.89
  For the Year Ended October 31, 2005 (h)
  Class Y......       (0.44)       (0.09)     11.11        3.20             10        0.95            0.95
  For the Year Ended October 31, 2004
  Class Y......       (0.65)        0.14      11.20        7.36              1        0.91            0.91
  For the Year Ended October 31, 2003
  Class Y......       (0.71)       (0.22)     11.06        4.53              1        1.17            0.85
THE HARTFORD
  TOTAL RETURN
  BOND FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.54)       (0.07)     10.64        4.46        359,523        0.61            0.61
  For the Year Ended October 31, 2006
  Class Y......       (0.53)       (0.02)     10.71        4.89        285,255        0.70            0.70
  For the Year Ended October 31, 2005
  Class Y......       (0.49)       (0.33)     10.73        1.45        188,156        0.73            0.73
  For the Year Ended October 31, 2004
  Class Y......       (0.78)       (0.18)     11.06        5.64        101,360        0.74            0.74
  For the Year Ended October 31, 2003
  Class Y......       (0.66)        0.37      11.24        9.68         60,125        0.81            0.80
THE HARTFORD
  U.S.
  GOVERNMENT
  SECURITIES
  FUND
  For the Year Ended October 31, 2007
  Class Y (j)..       (0.45)       (0.12)      9.08        3.72         78,906        0.68            0.68
  For the Year Ended October 31, 2006 (h)
  Class Y......       (0.46)       (0.12)      9.20        3.75            101        0.85            0.83
  For the Year Ended October 31, 2005
  Class Y......       (0.44)       (0.34)      9.32        1.04          9,244        0.86            0.86
  For the Year Ended October 31, 2004
  Class Y......       (0.44)       (0.02)      9.66        4.48              1        0.83            0.83
  For the Year Ended October 31, 2003
  Class Y......       (0.46)       (0.21)      9.68        2.51              1        0.87            0.80
THE HARTFORD
  VALUE FUND
  For the Year Ended October 31, 2007
  Class Y......       (0.88)        1.18      14.09       17.07(i)     301,813        0.89            0.89
  For the Year Ended October 31, 2006
  Class Y......       (0.13)        2.12      12.91       21.07         72,054        0.92            0.92
  For the Year Ended October 31, 2005
  Class Y......       (0.09)        1.08      10.79       12.06         60,218        0.93            0.93
  For the Year Ended October 31, 2004 (h)
  Class Y......       (0.11)        0.76       9.71        9.76         21,373        0.91            0.91
  For the Year Ended October 31, 2003 (h)
  Class Y......       (0.10)        1.31       8.95       18.66             27        1.00            1.00
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (d)   NET ASSETS   RATE (c)
                 --------------  ----------  ---------

THE HARTFORD
  TAX-FREE
  NATIONAL FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y (j)..       0.65%         4.78%        43
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.89          4.17         14
  For the Year
     Ended
     October
     31, 2005
     (h)
  Class Y......       0.95          4.04         22
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.91          4.23         18
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.85          4.06         35
THE HARTFORD
  TOTAL RETURN
  BOND FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.61          5.09        268%
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.70          4.48        456
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.73          3.73        195
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.74          3.48        171
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.80          3.82        199
THE HARTFORD
  U.S.
  GOVERNMENT
  SECURITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y (j)..       0.68          5.65         68
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       0.83          4.86        158
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.86          4.52        108
  For the Year
     Ended
     October
     31, 2004
  Class Y......       0.83          4.51        110
  For the Year
     Ended
     October
     31, 2003
  Class Y......       0.80          4.50        108
THE HARTFORD
  VALUE FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.89          1.30         32
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.92          1.36         50
  For the Year
     Ended
     October
     31, 2005
  Class Y......       0.93          1.19         29
  For the Year
     Ended
     October
     31, 2004
     (h)
  Class Y......       0.91          1.32         34
  For the Year
     Ended
     October
     31, 2003
     (h)
  Class Y......       1.00          1.46         35




THE HARTFORD MUTUAL FUNDS                                                    205

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (a) --
                 ---------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD
  VALUE
  OPPORTUNITIES
  FUND
  For the Year Ended October 31, 2007
  Class Y......    $18.48      $0.51       $--        $ 1.26      $ 1.77      $   --        $(1.52)        $   --
  For the Year Ended October 31, 2006 (h)
  Class Y......     15.74       0.15        --          3.15        3.30       (0.06)        (0.50)            --
  For the Year Ended October 31, 2005
  Class Y......     14.17       0.05        --          1.52        1.57          --            --             --
  For the Year Ended October 31, 2004
  Class Y......     12.22       0.01        --          1.94        1.95          --            --             --
  For the Year Ended October 31, 2003
  Class Y......      9.30       0.01        --          2.91        2.92          --            --             --
THE HARTFORD
  RETIREMENT
  INCOME FUND
  (G)
  For the Year Ended October 31, 2007
  Class Y......      9.60       0.36        --          0.51        0.87       (0.37)           --             --
  For the Year Ended October 31, 2006
  Class Y......      9.86       0.71        --         (0.19)       0.52       (0.78)           --             --
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class Y......     10.00       0.01        --         (0.14)      (0.13)      (0.01)           --             --
THE HARTFORD TARGET RETIREMENT 2010 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......      9.65       0.32        --          0.99        1.31       (0.30)           --             --
  For the Year Ended October 31, 2006
  Class Y......      9.83       0.50        --          0.21        0.71       (0.53)           --          (0.36)
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class Y......     10.00       0.02        --         (0.19)      (0.17)         --            --             --
THE HARTFORD
  TARGET
  RETIREMENT
  2020 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......     10.43       0.30        --          1.25        1.55       (0.26)        (0.04)            --
  For the Year Ended October 31, 2006 (h)
  Class Y......      9.79       0.27        --          0.75        1.02       (0.38)           --             --
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class Y......     10.00       0.01        --         (0.22)      (0.21)         --            --             --
THE HARTFORD
  TARGET
  RETIREMENT
  2030 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......      9.36       0.19        --          1.54        1.73       (0.13)        (0.01)            --
  For the Year Ended October 31, 2006 (h)
  Class Y......      9.75       0.10        --          0.84        0.94       (0.53)           --          (0.80)
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class Y......     10.00       0.01        --         (0.26)      (0.25)         --            --             --
                  -- SELECTED PER-SHARE DATA (a) --               -- RATIOS AND SUPPLEMENTAL DATA --
                 -----------------------------------  ---------------------------------------------------------

                                                                                    RATIO OF        RATIO OF
                                                                                    EXPENSES        EXPENSES
                                                                                   TO AVERAGE      TO AVERAGE
                                                                                   NET ASSETS      NET ASSETS
                                    NET                                              BEFORE           AFTER
                                 INCREASE      NET                                 WAIVERS AND     WAIVERS AND
                                (DECREASE)    ASSET                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS
                                  IN NET    VALUE AT                   AT END     AND INCLUDING   AND INCLUDING
                     TOTAL         ASSET     END OF      TOTAL        OF PERIOD     INTEREST        INTEREST
                 DISTRIBUTIONS     VALUE     PERIOD   RETURN (b)       (000'S)     EXPENSE (d)     EXPENSE (d)
                 -------------  ----------  --------  ----------     ----------  --------------  --------------
THE HARTFORD
  VALUE
  OPPORTUNITIES
  FUND
  For the Year Ended October 31, 2007
  Class Y......      $(1.52)      $ 0.25     $18.73      10.30(i)%    $ 26,645         0.94%          0.94%
  For the Year Ended October 31, 2006 (h)
  Class Y......       (0.56)        2.74      18.48      21.55         102,915         1.00           1.00
  For the Year Ended October 31, 2005
  Class Y......          --         1.57      15.74      11.08          95,974         1.07           1.07
  For the Year Ended October 31, 2004
  Class Y......          --         1.95      14.17      15.96          10,101         1.16           1.16
  For the Year Ended October 31, 2003
  Class Y......          --         2.92      12.22      31.40               1         1.33           1.25
THE HARTFORD
  RETIREMENT
  INCOME FUND
  (G)
  For the Year Ended October 31, 2007
  Class Y......       (0.37)        0.50      10.10       9.22             124         4.05           0.18
  For the Year Ended October 31, 2006
  Class Y......       (0.78)       (0.26)      9.60       5.55             114        16.51           0.24
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class Y......       (0.01)       (0.14)      9.86      (1.30)(f)          10         0.28(e)        0.28(e)
THE HARTFORD TARGET RETIREMENT 2010 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......       (0.30)        1.01      10.66      13.83             153         1.54           0.20
  For the Year Ended October 31, 2006
  Class Y......       (0.89)       (0.18)      9.65       7.62             135         8.02           0.23
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class Y......          --        (0.17)      9.83      (1.70)(f)          10         0.32(e)        0.21(e)
THE HARTFORD
  TARGET
  RETIREMENT
  2020 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......       (0.30)        1.25      11.68      15.20(f)           12         0.94           0.21
  For the Year Ended October 31, 2006 (h)
  Class Y......       (0.38)        0.64      10.43      10.70              11         9.41           0.22
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class Y......          --        (0.21)      9.79      (2.10)(f)          10         0.29(e)        0.20(e)
THE HARTFORD
  TARGET
  RETIREMENT
  2030 FUND (G)
  For the Year Ended October 31, 2007
  Class Y......       (0.14)        1.59      10.95      18.60              38         1.12           0.24
  For the Year Ended October 31, 2006 (h)
  Class Y......       (1.33)       (0.39)      9.36      10.40              32        13.67           0.21
  From (commencement of operations) September 30,
     2005, through October 31, 2005
  Class Y......          --        (0.25)      9.75      (2.50)(f)          10         0.34(e)        0.19(e)
                   -- RATIOS AND SUPPLEMENTAL DATA --
                 -------------------------------------

                    RATIO OF
                    EXPENSES
                   TO AVERAGE
                   NET ASSETS
                      AFTER       RATIO OF
                   WAIVERS AND       NET
                 REIMBURSEMENTS  INVESTMENT
                  AND EXCLUDING   INCOME TO  PORTFOLIO
                    INTEREST       AVERAGE    TURNOVER
                   EXPENSE (d)   NET ASSETS   RATE (c)
                 --------------  ----------  ---------

THE HARTFORD
  VALUE
  OPPORTUNITIES
  FUND
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.94%         1.19%        77
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       1.00          0.90         57
  For the Year
     Ended
     October
     31, 2005
  Class Y......       1.07          0.55         38
  For the Year
     Ended
     October
     31, 2004
  Class Y......       1.16          0.34         52
  For the Year
     Ended
     October
     31, 2003
  Class Y......       1.25          0.08         57
THE HARTFORD
  RETIREMENT
  INCOME FUND
  (G)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.18          3.64         78%
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.24          2.96         37
  From
     (commence-
     ment of
     opera-
     tions)
     September
     30, 2005,
     through
     October
     31, 2005
  Class Y......       0.28(e)       2.75(e)      83
THE HARTFORD
  TARGET
  RETIREMENT
  2010 FUND (G)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.20          3.21         56
  For the Year
     Ended
     October
     31, 2006
  Class Y......       0.23          2.31         10
  From
     (commence-
     ment of
     opera-
     tions)
     September
     30, 2005,
     through
     October
     31, 2005
  Class Y......       0.21(e)       2.65(e)      12
THE HARTFORD
  TARGET
  RETIREMENT
  2020 FUND (G)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.21          2.71         16
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       0.22          2.73         19
  From
     (commence-
     ment of
     opera-
     tions)
     September
     30, 2005,
     through
     October
     31, 2005
  Class Y......       0.20(e)       1.91(e)      28
THE HARTFORD
  TARGET
  RETIREMENT
  2030 FUND (G)
  For the Year
     Ended
     October
     31, 2007
  Class Y......       0.24          1.90         23
  For the Year
     Ended
     October
     31, 2006
     (h)
  Class Y......       0.21          1.10         19
  From
     (commence-
     ment of
     opera-
     tions)
     September
     30, 2005,
     through
     October
     31, 2005
  Class Y......       0.19(e)       1.05(e)      14



--------

(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 209 for impact on ratios)
(e)    Annualized.
(f)    Not annualized.
(g)    Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 211.
(j) Class E was merged into Class Y on February 9, 2007. (See page 208 for further details)
(k) Class Z was merged into Class Y on February 9, 2007. (See page 208 for further details)
(l)    This includes a tax return of capital of less than $0.01.


206                                                    THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

CLASS MERGERS:

Effective with the close of business on February 9, 2007, the shareholders approved the following class mergers:

Class E was merged into Class Y for the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund.

Class Z was merged into Class Y for the Growth Opportunities Fund.

The mergers were accomplished by tax-free exchanges as detailed below:

GROWTH OPPORTUNITIES FUND                                          CLASS E   CLASS Y   CLASS Z
-------------------------                                          -------   -------   -------
Shares exchanged                                                     N/A          --     1,190
Shares issued -- from Class H                                        N/A          --        --
Shares issued -- from Class M                                        N/A          --        --
Shares issued -- from Class N                                        N/A          --        --
Shares issued -- from Class Z                                        N/A       1,238        --
Net assets immediately before the merger                             N/A     $61,286   $37,350
Net assets immediately after the merger                              N/A     $98,636   $    --



TAX-FREE MINNESOTA FUND                                            CLASS E   CLASS Y   CLASS Z
-----------------------                                            -------   -------   -------
Shares exchanged                                                     2,273        --     N/A
Shares issued -- from Class E                                           --     2,286     N/A
Shares issued -- from Class H                                           --        --     N/A
Shares issued -- from Class M                                           --        --     N/A
Shares issued -- from Class N                                           --        --     N/A
Net assets immediately before the merger                           $23,363   $    11     N/A
Net assets immediately after the merger                            $    --   $23,374     N/A



TAX-FREE NATIONAL FUND                                             CLASS E   CLASS Y   CLASS Z
----------------------                                             -------   -------   -------
Shares exchanged                                                     2,519        --     N/A
Shares issued -- from Class E                                           --     2,521     N/A
Shares issued -- from Class H                                           --        --     N/A
Shares issued -- from Class M                                           --        --     N/A
Shares issued -- from Class N                                           --        --     N/A
Net assets immediately before the merger                           $28,369   $    11     N/A
Net assets immediately after the merger                            $    --   $28,380     N/A



U.S. GOVERNMENT SECURITIES FUND                                    CLASS E   CLASS Y   CLASS Z
-------------------------------                                    -------   -------   -------
Shares exchanged                                                     9,418        --     N/A
Shares issued -- from Class E                                           --     9,390     N/A
Shares issued -- from Class H                                           --        --     N/A
Shares issued -- from Class M                                           --        --     N/A
Shares issued -- from Class N                                           --        --     N/A
Net assets immediately before the merger                           $86,224   $    11     N/A
Net assets immediately after the merger                            $    --   $86,235     N/A




THE HARTFORD MUTUAL FUNDS                                                    207

FEES PAID INDIRECTLY

--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                              OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                                  --------------------------------------------------------
ADVISERS FUND
Class Y Shares                                          0.63%               0.65%               0.73%
BALANCED INCOME FUND
Class Y Shares                                          0.90%               0.90%#
CAPITAL APPRECIATION FUND
Class Y Shares                                          0.71%               0.73%               0.75%
CAPITAL APPRECIATION II FUND
Class Y Shares                                          1.01%               1.13%               1.15%
DISCIPLINED EQUITY FUND
Class Y Shares                                          0.88%               0.88%               0.89%
DIVIDEND AND GROWTH FUND
Class Y Shares                                          0.68%               0.70%               0.72%
EQUITY INCOME FUND
Class Y Shares                                          0.73%               0.57%               0.10%
FLOATING RATE FUND
Class Y Shares                                          0.68%               0.15%
FUNDAMENTAL GROWTH FUND
Class Y Shares                                          1.02%               1.05%               1.13%
GLOBAL COMMUNICATIONS FUND
Class Y Shares                                          1.11%               0.70%               1.04%
GLOBAL FINANCIAL SERVICES FUND
Class Y Shares                                          1.14%               0.74%               1.07%
GLOBAL GROWTH FUND
Class Y shares                                          0.89%               0.91%               0.85%
GLOBAL HEALTH FUND
Class Y Shares                                          0.95%               1.08%               1.06%
GLOBAL TECHNOLOGY FUND
Class Y Shares                                          1.08%               1.17%               1.13%
GROWTH FUND
Class Y Shares                                          0.81%               0.81%               0.83%
GROWTH OPPORTUNITIES FUND
Class Y Shares                                          0.79%               0.81%               0.82%
HIGH YIELD FUND
Class Y Shares                                          0.67%               0.73%               0.87%
INCOME FUND
Class Y Shares                                          0.68%               0.70%               0.70%
INFLATION PLUS FUND
Class Y Shares                                          0.56%               0.68%               0.68%
INTERNATIONAL GROWTH FUND
Class Y Shares                                          1.01%               1.12%               1.13%
INTERNATIONAL OPPORTUNITIES FUND
Class Y Shares                                          0.95%               0.99%               1.01%
INTERNATIONAL SMALL COMPANY FUND
Class Y Shares                                          1.01%               1.18%               1.15%
LARGECAP GROWTH FUND
Class Y Shares                                          0.85%
MIDCAP FUND
Class Y Shares                                          0.78%               0.78%               0.81%
MIDCAP GROWTH FUND
Class Y Shares                                          0.65%               0.79%#
MIDCAP VALUE FUND
Class Y Shares                                          0.89%               0.93%               0.94%
MONEY MARKET FUND
Class Y Shares                                          0.55%               0.55%               0.55%
SELECT MIDCAP GROWTH FUND
Class Y Shares                                          1.01%               1.08%               1.09%*

208                                                    THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY

--------------------------------------------------------------------------------

FUND                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                              OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                                  --------------------------------------------------------
SELECT MIDCAP VALUE FUND
Class Y Shares                                          0.83%               1.11%               1.14%@
SELECT SMALLCAP VALUE FUND
Class Y Shares                                          1.13%               1.20%#
SHORT DURATION FUND
Class Y Shares                                          0.64%               0.65%               0.65%
SMALL COMPANY FUND
Class Y Shares                                          0.90%               0.91%               0.92%
SMALLCAP GROWTH FUND
Class Y Shares                                          0.93%               0.90%               0.97%
STOCK FUND
Class Y Shares                                          0.75%               0.76%               0.82%
STRATEGIC INCOME FUND
Class Y Shares                                          0.24%(D)
TAX-FREE MINNESOTA FUND
Class Y Shares                                          0.71%               0.83%               0.90%
TAX-FREE NATIONAL FUND
Class Y Shares                                          0.64%               0.89%               0.98%
TOTAL RETURN BOND FUND
Class Y Shares                                          0.61%               0.70%               0.74%
RETIREMENT INCOME FUND
Class Y Shares                                          0.18%               0.24%
TARGET RETIREMENT 2010 FUND
Class Y Shares                                          0.20%               0.23%
TARGET RETIREMENT 2020 FUND
Class Y Shares                                          0.21%               0.22%
TARGET RETIREMENT 2030 FUND
Class Y Shares                                          0.23%               0.20%
U.S. GOVERNMENT SECURITIES FUND
Class Y Shares                                          0.68%               0.83%               0.86%
VALUE FUND
Class Y Shares                                          0.88%               0.91%               0.92%
VALUE OPPORTUNITIES FUND
Class Y Shares                                          0.94%               0.99%               1.06%


--------

*  From January 1, 2005 (commencement of operations), through October 31, 2005.

@  From April 29, 2005 (commencement of operations), through October 31, 2005.

#  From July 31, 2006 (commencement of operations), through October 31, 2006.

-- From November 30, 2006 (commencement of operations) November 30, 2006, through October 31, 2007.

(D)From August 31, 2007 (commencement of operations), through October 31, 2007.


THE HARTFORD MUTUAL FUNDS                                                    209

PAYMENTS FROM AFFILIATES

--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                         IMPACT FROM
                                                      IMPACT FROM       PAYMENT FROM       TOTAL RETURN
                                                     PAYMENT FROM       AFFILIATE FOR        EXCLUDING
                                                     AFFILIATE FOR         TRADING         PAYMENTS FROM
                                                    SEC SETTLEMENT     REIMBURSEMENTS        AFFILIATE
                                                        FOR THE            FOR THE            FOR THE
                                                      YEAR ENDED         YEAR ENDED         YEAR ENDED
FUND                                               OCTOBER 31, 2007   OCTOBER 31, 2007   OCTOBER 31, 2007
----                                               ----------------   ----------------   ----------------
Advisers Fund Class Y                                    0.07%                --               13.65%
Capital Appreciation Class Y                             0.03%                --               26.62%
Disciplined Equity Fund Class Y                          0.07%                --               14.37%
Dividend and Growth Fund Class Y                         0.03%                --               16.65%
Fundamental Growth Fund Class Y                          0.28%                --               26.83%
Global Communications Fund Class Y                       0.02%                --               39.55%
Global Financial Services Fund Class Y                   0.02%                --                8.89%
Global Growth Fund Class Y                               0.25%                --               36.28%
Global Health Fund Class Y                               0.01%                --               10.44%
Global Technology Fund Class Y                           0.04%                --               27.96%
Growth Fund Class Y                                      0.01%                --               24.50%
Growth Opportunities Fund Class Y                        0.03%                --               41.02%
International Growth Fund Class Y                          --                 --               40.01%
International Opportunities Fund Class Y                 0.01%                --               39.90%
MidCap Fund Class Y                                      0.08%                --               26.40%
MidCap Growth Fund Class Y                                 --               0.13%              25.35%
MidCap Value Fund Class Y                                0.01%                --               17.37%
Small Company Fund Class Y                               0.16%              0.20%              23.99%
SmallCap Growth Fund Class Y                             0.01%                --                7.60%
Stock Fund Class Y                                       0.12%                --               17.31%
Value Fund Class Y                                         --                 --               17.06%
Value Opportunities Fund Class Y                         0.01%                --               10.29%




210                                                    THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL


--------------------------------------------------------------------------------

                                                   CLASS    FUND      CUSIP
NAME                                              SHARES    CODE      NUMBER     SYMBOL
----                                              ------    ----    ---------    ------
The Hartford Advisers Fund                        Y          213    416645786    IHAYX
The Hartford Capital Appreciation Fund            Y          216    416645604    HCAYX
The Hartford Balanced Income Fund                 Y         1292    416648210    HBLYX
The Hartford Capital Appreciation II Fund         Y         1208    416648566    HCTYX
The Hartford Disciplined Equity Fund              Y          260    416645653    HGIYX
The Hartford Dividend and Growth Fund             Y          225    416645828    HDGYX
The Hartford Equity Income Fund                   Y         1661    416648855    HQIYX
The Hartford Floating Rate Fund                   Y         1212    416648525    HFLYX
The Hartford Fundamental Growth Fund              Y         1272    416646867    HFFYX
The Hartford Global Communications Fund           Y         1227    416645323    HGCYX
The Hartford Global Equity Fund                   Y         1577    41664L419    --
The Hartford Global Financial Services Fund       Y         1223    416645273    HGFYX
The Hartford Global Growth Fund                   Y          315    416645497    HGLYX
The Hartford Global Health Fund                   Y         1613    416645364    HGHYX
The Hartford Global Technology Fund               Y         1609    416645414    HGTYX
The Hartford Growth Fund                          Y         1231    416529626    HGWYX
The Hartford Growth Opportunities Fund            Y         1621    416529816    HGOYX
The Hartford High Yield Fund                      Y          204    416645455    HAHYX
The Hartford Income Fund                          Y         1641    416648848    HTIYX
The Hartford Inflation Plus Fund                  Y         1649    416648830    HIPYX
The Hartford International Growth Fund            Y         1276    416646800    HNCYX
The Hartford International Opportunities Fund     Y          209    416645885    HAOYX
The Hartford International Small Company Fund     Y         1280    416646883    HNSYX
The Hartford LargeCap Growth Fund                 Y         1323    416649770    HLPYX
The Hartford MidCap Growth Fund                   Y         1204    416648616    HSMYX
The Hartford MidCap Fund                          Y          229    416645687    HMDYX
The Hartford MidCap Value Fund                    Y         1284    416646875    HMVYX
The Hartford Money Market Fund                    Y          201    416645729    HAYXX
The Hartford Select MidCap Value Fund             Y         1216    416648475    HSVYX
The Hartford Select SmallCap Value Fund           Y         1300    416648160    HTVYX
The Hartford Short Duration Fund                  Y         1645    416648822    HSDYX
The Hartford Small Company Fund                   Y          979    416645307    HSCYX
The Hartford SmallCap Growth Fund                 Y         1625    416529808    HSLYX
The Hartford Stock Fund                           Y          222    416645851    HASYX
The Hartford Strategic Income Fund                Y         1590    41664L583    HSNYX
The Hartford Tax-Free California Fund             Y          N/A          N/A    N/A
The Hartford Tax-Free Minnesota Fund              Y         1629    416529527    HTMYX
The Hartford Tax-Free National Fund               Y         1633    416529428    HTNYX
The Hartford Tax-Free New York Fund               Y          N/A          N/A    N/A
The Hartford Total Return Bond Fund               Y          219    416645752    HABYX
The Hartford U.S. Government Securities Fund      Y         1637    416529329    HUSYX
The Hartford Value Fund                           Y         1288    416646701    HVFYX
The Hartford Value Opportunities Fund             Y         1617    416529717    HVOYX
The Hartford Retirement Income Fund               Y         1235    416648418    HTRYX
The Hartford Target Retirement 2010 Fund          Y         1239    416648368    HTTYX
The Hartford Target Retirement 2020 Fund          Y         1243    416648327    HTWYX
The Hartford Target Retirement 2030 Fund          Y         1247    416648277    HTHYX




THE HARTFORD MUTUAL FUNDS                                                    211

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.
Global Equity Fund has not yet delivered an annual or semi-annual report because Global Equity Fund has not commenced operations as of the date of this prospectus.

STATEMENT OF ADDITIONAL INFORMATION  (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com



Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:   publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                          FOR THE HARTFORD MUTUAL FUNDS

        CLASS A, CLASS B, CLASS C, CLASS I, CLASS R3, CLASS R4, CLASS R5
                               AND CLASS Y SHARES

                         THE HARTFORD MUTUAL FUNDS, INC.

                           THE HARTFORD ADVISERS FUND
                        THE HARTFORD BALANCED INCOME FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                    THE HARTFORD CAPITAL APPRECIATION II FUND
                      THE HARTFORD CHECKS AND BALANCES FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                         THE HARTFORD FLOATING RATE FUND
                      THE HARTFORD FUNDAMENTAL GROWTH FUND
                       (formerly The Hartford Focus Fund)
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                         THE HARTFORD GLOBAL EQUITY FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL GROWTH FUND
                   (formerly The Hartford Global Leaders Fund)
                         THE HARTFORD GLOBAL HEALTH FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                          THE HARTFORD HIGH YIELD FUND
                   THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
                     THE HARTFORD INTERNATIONAL GROWTH FUND
         (formerly The Hartford International Capital Appreciation Fund)
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                        THE HARTFORD LARGECAP GROWTH FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP GROWTH FUND
                (formerly The Hartford Select MidCap Growth Fund)
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                      THE HARTFORD SELECT MIDCAP VALUE FUND
                     THE HARTFORD SELECT SMALLCAP VALUE FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                       THE HARTFORD STRATEGIC INCOME FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND
                       THE HARTFORD RETIREMENT INCOME FUND
                    THE HARTFORD TARGET RETIREMENT 2010 FUND
                    THE HARTFORD TARGET RETIREMENT 2020 FUND
                    THE HARTFORD TARGET RETIREMENT 2030 FUND
                   THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                       THE HARTFORD GROWTH ALLOCATION FUND
                      THE HARTFORD BALANCED ALLOCATION FUND
                    THE HARTFORD CONSERVATIVE ALLOCATION FUND
                       THE HARTFORD INCOME ALLOCATION FUND

                  CLASS A, CLASS B, CLASS C, CLASS I, CLASS L,

                CLASS R3, CLASS R4, CLASS R5, AND CLASS Y SHARES

                       THE HARTFORD MUTUAL FUNDS II, INC.

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                                 P.O. Box 64387
                             St. Paul, MN 55164-0387

This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund (as hereinafter defined) and class thereof. The Funds' audited financial statements as of October 31, 2007 appearing in the Companies' (as hereinafter defined) Annual Reports to Shareholders are incorporated herein by reference. A free copy of each Annual/Semi-Annual Report and each prospectus is available on the Funds' website at www.hartfordinvestor.com, upon request by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387 or by calling 1-888-843-7824.

Class Y shares for each of The Hartford Tax-Free California Fund and The Hartford Tax-Free New York Fund are not currently available.

Date of Prospectuses: March 1, 2008 (for Classes A, B, and C shares), March 1, 2008 (for Class I shares), March 1, 2008 (for Class L shares), March 1, 2008 (for Class Y shares) and March 1, 2008 (for Classes R3, R4, R5 and Y shares) Date of Statement of Additional Information: March 1, 2008

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION......................................................
INVESTMENT OBJECTIVES AND POLICIES.......................................
FUND MANAGEMENT..........................................................
INVESTMENT MANAGEMENT ARRANGEMENTS.......................................
PORTFOLIO MANAGERS.......................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................
FUND EXPENSES............................................................
DISTRIBUTION ARRANGEMENTS................................................
PURCHASE AND REDEMPTION OF SHARES........................................
ACCOUNT CLOSINGS ........................................................
DETERMINATION OF NET ASSET VALUE.........................................
CAPITALIZATION AND VOTING RIGHTS.........................................
TAXES....................................................................
PRINCIPAL UNDERWRITER....................................................
CUSTODIAN................................................................
TRANSFER AGENT...........................................................
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................
OTHER INFORMATION........................................................
CODE OF ETHICS...........................................................
PROXY VOTING POLICIES AND PROCEDURES.....................................
FINANCIAL STATEMENTS.....................................................
APPENDIX A...............................................................
APPENDIX B...............................................................

                               GENERAL INFORMATION

     The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company" and together, the "Companies") are open-end management investment companies consisting of forty-eight and seven separate investment portfolios or mutual funds (each, a "Fund" and together, the "Funds"), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001. Prior to the reorganization, SmallCap Growth Fund (formerly Fortis Capital Appreciation Portfolio) was a series of Fortis Advantage Portfolios, Inc., a Minnesota corporation, Growth Opportunities Fund (formerly Fortis Growth Fund) was a series of Fortis Growth Fund, Inc., a Minnesota corporation, Value Opportunities Fund and Growth Fund (formerly Fortis Value Fund and Fortis Capital Fund, respectively) were each a series of Fortis Equity Portfolios, Inc., a Minnesota corporation, Tax-Free Minnesota Fund and Tax-Free National Fund (formerly Fortis Tax-Free Minnesota Portfolio and Fortis Tax-Free National Portfolio, respectively) were each a series of Fortis Tax-Free Portfolios, Inc., a Minnesota corporation, and U.S. Government Securities Fund (formerly Fortis U.S. Government Securities Fund) was a series of Fortis Income Portfolios, Inc., a Minnesota corporation.

     The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. With the exception of Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund (together, the "Asset Allocation Funds"), Checks and Balances Fund and High Yield Municipal Bond Fund, which do not offer Class Y shares, each series of The Hartford Mutual Funds, Inc. (the "Hartford Funds") issues shares in four different classes: Class A, Class B, Class C and Class Y. Class I shares are offered to advisory fee-based wrap programs for Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Global Equity Fund, Global Health Fund, Growth Fund, Growth Opportunities Fund, High Yield Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, International Growth Fund, International Small Company Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Tax-Free National Fund, Total Return Bond Fund, Value Fund, Value Opportunities Fund and each of the Asset Allocation Funds.

     Class R3, Class R4 and Class R5 shares (collectively, "Class R shares"), are only available to qualified 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. Currently, the following Hartford Funds offer Class R shares: Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend & Growth Fund, Equity Income Fund, Floating Rate Fund, Global Equity Fund, Global Growth Fund, Global Health Fund, High Yield Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, Money Market Fund, Retirement Income Fund, Small Company Fund, Stock Fund, Total Return Bond Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund and the Asset Allocation Funds.

     The Asset Allocation Funds each issue shares in seven classes: Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5. The Asset Allocation Funds, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund (together, the "Target Retirement Funds") and Checks and Balances Fund are referred to as "funds of funds." Each fund of funds is a diversified fund, and each diversifies its assets by investing, at present, in the Class Y shares of several other Hartford Mutual Funds (as identified below under sub-heading "E. Investment Objectives of the Funds of Funds," the "Underlying Funds"). Each series of The Hartford Mutual Funds II, Inc. (the "Hartford II Funds") issues shares in up to nine classes:
Class A, Class B, Class C, Class I, Class L, Class R3, Class R4, Class R5 and Class Y. Currently, the following Hartford II Funds offer Class R shares:
Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund.

     Class L shares are offered through a separate prospectus describing those classes. Class A, Class B and C shares are offered through one prospectus describing those classes, Class I shares are offered through another prospectus describing that class, while Class R3, R4, R5 and Y shares are offered through another prospectus describing those classes. This SAI relates to Class A, B, C, I, L, R3, R4, R5 and Y shares.

     Class Y shares for each of Tax-Free California Fund and Tax-Free New York Fund are not currently available. As of August 16, 2004, MidCap Fund no longer offers Class A, B, and C shares except as follows. MidCap Fund will continue to offer and sell shares to investors who participate in wrap-fee or similar programs in connection with certain investment platforms. Currently, the wrap-fee programs that qualify are those with Strategic Advisors, Inc. (that are cleared through National Financial Services), the Raymond James Freedom Wrap Account, and the A.G. Edwards Professional Fund Advisor (PFA) Wrap Account. MidCap Fund will continue to offer and sell shares: (1) through ACH and other similar systematic, investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004,
(2) for reinvestment of capital gains distributions and income dividends, and
(3) to certain qualified retirement plans that included MidCap Fund as an investment option prior to August 16, 2004. As of March 1, 2008, MidCap Fund will no longer offer Class Y shares to new investments except as follows. The Fund will continue to offer and sell shares (1) for accounts established prior to March 1, 2008; (2) for reinvestment of capital gains distributions and income dividends; (3) as an underlying investment of the SMART529 College Savings Plan; and (4) as an underlying investment of a Hartford sponsored mutual fund-of-funds.

     As of August 16, 2004, MidCap Value Fund no longer offers Class A, B and C shares except as follows. MidCap Value Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends. As of March 1, 2008, MidCap Value Fund will no longer offer Class Y shares to new investments except as follows. The Fund will continue to offer and sell shares (1) for accounts established prior to March 1, 2008; (2) for reinvestment of capital gains distributions and income dividends; (3) as an underlying investment of the SMART529 College Savings Plan; and (4) as an underlying investment of a Hartford sponsored mutual fund-of-funds.

     Effective May 1, 2008, unless an investor has already established an account individuals are no longer eligible to invest in Class Y shares. Individual investors who have established an account prior to March 1, 2008 are eligible to add to their accounts. Additionally, advisor-sold donor advised fund business is not eligible for Class Y. Advisor-sold donor funds are defined as donor advised fund investments which have been place with Hartford through an introducing broker/dealer and do not include investments placed directly with Hartford from donor advised funds.

     Each Fund, except Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Muncipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds.

     Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. In addition, Wellington Management Company LLP ("Wellington Management"), Hartford Investment Management Company ("Hartford Investment Management"), Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Metropolitan West Capital Management, LLC ("MetWest Capital") and SSgA Funds Management, Inc. ("SSgA FM") are sub-advisers to certain Funds and provide the day-to-day investment management of such Funds (each a "sub-adviser" and collectively, the "sub-advisers"). Hartford Investment Management is a wholly-owned subsidiary of The Hartford.

     The commencement of operations date for each Fund is indicated below:

Advisers Fund                                             July 22, 1996
Balanced Income Fund                                      July 31, 2006
Capital Appreciation Fund                                 July 31, 1996
Capital Appreciation II Fund                              April 29, 2005
Checks and Balances Fund                                  May 31, 2007
Disciplined Equity Fund                                   April 30, 1998
Dividend and Growth Fund                                  July 22, 1996
Equity Income Fund                                        August 28, 2003
Floating Rate Fund                                        April 29, 2005
Fundamental Growth Fund (formerly Focus Fund)             May 24, 2001
Global Communications Fund                                October 31, 2000
Global Equity Fund                                        March 1, 2008
Global Financial Services Fund                            October 31, 2000
Global Growth Fund (formerly Global Leaders Fund)         September 30, 1998
Global Health Fund                                        May 1, 2000
Global Technology Fund                                    May 1, 2000
Growth Fund*                                              June 8, 1949
Growth Opportunities Fund*                                March 31, 1963
High Yield Fund                                           September 30, 1998
High Yield Municipal Bond Fund                            May 31, 2007
Income Fund                                               October 31, 2002
Inflation Plus Fund                                       October 31, 2002
International Growth Fund
   (formerly International
   Capital Appreciation Fund)                             April 30, 2001
International Opportunities Fund                          July 22, 1996
International Small Company Fund                          April 30, 2001
LargeCap Growth Fund                                      November 30, 2006
MidCap Fund                                               December 31, 1997
MidCap Growth Fund (formerly Select MidCap Growth Fund)   January 1, 2005
MidCap Value Fund                                         April 30, 2001
Money Market Fund                                         July 22, 1996
Select MidCap Value Fund                                  April 29, 2005
Select SmallCap Value Fund                                July 31, 2006
Short Duration Fund                                       October 31, 2002

Small Company Fund                                        July 22, 1996
SmallCap Growth Fund*                                     January 4, 1988
Stock Fund                                                July 22, 1996
Strategic Income Fund                                     May 31, 2007
Tax-Free California Fund                                  October 31, 2002
Tax-Free Minnesota Fund*                                  March 17, 1986
Tax-Free National Fund*                                   March 17, 1986
Tax-Free New York Fund                                    October 31, 2002
Total Return Bond Fund                                    July 22, 1996
U.S. Government Securities Fund*                          February 28, 1973
Value Fund                                                April 30, 2001
Value Opportunities Fund*                                 January 2, 1996
Equity Growth Allocation Fund                             May 28, 2004
Growth Allocation Fund                                    May 28, 2004
Balanced Allocation Fund                                  May 28, 2004
Conservative Allocation Fund                              May 28, 2004
Income Allocation Fund                                    May 28, 2004
Retirement Income Fund                                    September 30, 2005
Target Retirement 2010 Fund                               September 30, 2005
Target Retirement 2020 Fund                               September 30, 2005
Target Retirement 2030 Fund                               September 30, 2005

* Prior to their reorganization as a series of a Maryland corporation on November 30, 2001, these Funds were organized as either a Minnesota corporation or a portfolio of a Minnesota corporation, as stated above.

     The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES

          With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under "Fundamental Restrictions of the Funds," if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of such restrictions.

A.  FUNDAMENTAL RESTRICTIONS OF THE FUNDS

          Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

          The investment objective and principal investment strategies of each Fund are set forth in their respective prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.

          Each Fund:

          1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

          2. (except for Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth

Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030
Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. Each of Equity Growth Allocation Fund, Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund. Global Communications Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media. Global Financial Services Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance. Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services. Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, electronics, communication equipment and technology-related commercial services and supplies. With respect to High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free National Fund, Tax-Free New York Fund and Tax-Free Minnesota Fund, tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

          3. will not make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

          4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

          5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

          6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

          In addition, under normal circumstances, Tax-Free California Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and California individual income tax.

          In addition, under normal circumstances, Tax-Free Minnesota Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and Minnesota individual income tax.

          In addition, under normal circumstances, Tax-Free National Fund and High Yield Municipal Bond Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

          In addition, under normal circumstances, Tax-Free New York Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and New York State and New York City individual income tax.

          With respect to investment restriction number 2, in accordance with each fund of funds' investment program as set forth in the prospectus, a fund of funds may invest more than 25% of its assets in any one Underlying Fund. Each fund of funds treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction. Each of the Underlying Funds, except for Global Communications Fund, Global Health Fund, Global Financial Services Fund and Global Technology Fund, will not concentrate more than 25% of its total assets in any one industry.

          Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the funds of funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund of funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above. The investment restrictions of each Underlying Fund are set forth in this SAI.

          For each Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B. NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

     The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     Each Fund may not:

     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements, for Global Equity Fund, swap agreements, or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

     2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. With the exception of Floating Rate Fund, purchase securities while outstanding borrowings exceed 5% of a Fund's total assets, except temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

     4. Sell securities short except for short sales against the box.

     5. Invest more than 20% of the value of its total assets (25% in the case of Balanced Income Fund, Floating Rate Fund and Short Duration Fund, 30% in the case of High Yield Fund, Income Fund and Total Return Bond Fund, 35% in the case of Capital Appreciation Fund and Capital Appreciation II Fund, and 35% of the value of its net assets in the case of Inflation Plus Fund) in the securities and loans of foreign issuers or borrowers and non-dollar securities and loans; provided that with respect to the percentages listed above for Floating Rate Fund, High Yield Fund and Total Return Bond Fund, each fund may not invest more than 10% of its total assets in non-dollar securities and loans. This policy does not apply to the funds of funds, Money Market Fund, Strategic Income Fund or to Funds with the words Global or International in their name.

     6. Except for Inflation Plus Fund and Money Market Fund, invest more than 15% of the Fund's net assets in illiquid securities (10% for Inflation Plus Fund and Money Market Fund).

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the Fund's total assets.

     For each Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of the foregoing restrictions.

C. NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

     Each Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

D. CLASSIFICATION

          Each Fund, except Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of such Fund's assets nor more than 10% of the outstanding voting securities of such issuer. Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund each has elected to be classified as a non-diversified series of an open-end management investment company.

          A non-diversified fund, such as Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities or loans of relatively few issuers or borrowers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

          A fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E. INVESTMENT OBJECTIVES OF THE FUNDS OF FUNDS

     The funds of funds are professionally managed funds which allocate their assets in a combination of other Hartford Mutual Funds: domestic and international funds and fixed income funds (Underlying Funds), as well as exchange-traded funds ("ETFs"). The funds of funds differ primarily due to their asset allocation among these fund types.

     The investment objectives of the funds of funds are as follows:

     CHECKS AND BALANCES FUND: the Fund seeks long-term capital appreciation and income. The Fund seeks its goal through investment in a combination of Hartford Mutual Funds ("Underlying Funds"): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund.

     EQUITY GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds.

     GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds.

     BALANCED ALLOCATION FUND: the Fund seeks long-term capital appreciation and income. The Fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds.

     CONSERVATIVE ALLOCATION FUND: the Fund seeks current income and long-term capital appreciation. The Fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds.

     INCOME ALLOCATION FUND: the Fund seeks current income and, as a secondary objective, capital preservation. The Fund seeks its goals through investment in a combination of fixed income funds.

     RETIREMENT INCOME FUND: the Fund seeks current income and secondarily capital preservation.

     TARGET RETIREMENT 2010 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2020 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2030 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     Each fund of funds' investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds and ETFs in which it invests. Because each fund of funds invests in the Underlying Funds, investors in each will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets the fund of funds allocates to the Underlying Fund pursuing such strategies. The investment objectives and principal investment strategies of the Underlying Funds are described in the Funds' prospectuses. To request a copy of a prospectus, contact The Hartford Mutual Funds at 1-888-843-7824.

     With respect to the Checks and Balances Fund, HIFSCO makes equal allocations (one-third each) of its assets to Capital Appreciation Fund, Dividend and Growth Fund and Total Return Bond Fund. The fund's assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the fund's investment in any single Underlying Fund deviates from the target allocation by more than 5%. The fund may add to or change the Underlying Funds in which the fund invests without the approval of shareholders.

     Hartford Investment Management allocates the assets of each of the Asset Allocation Funds among the Underlying Funds based upon a number of factors, including Hartford Investment Management's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Asset Allocation Funds, Hartford Investment Management will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to Hartford Investment Management than others, Hartford Investment Management may have an incentive to allocate more of any such fund of funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. Hartford Investment Management does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Asset Allocation Funds.

     The following is a list of the Underlying Funds in which the Asset Allocation Funds may invest. Hartford Investment Management may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.



                                                              GROWTH                                    BALANCED
       EQUITY GROWTH ALLOCATION FUND                      ALLOCATION FUND                             ALLOCATION FUND
-------------------------------------------  -----------------------------------------  -----------------------------------------
The Hartford Advisers Fund                   The Hartford Advisers Fund                 The Hartford Advisers Fund
The Hartford Balanced Income Fund            The Hartford Balanced Income Fund          The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund       The Hartford Capital Appreciation Fund     The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund    The Hartford Capital Appreciation II Fund  The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund         The Hartford Disciplined Equity Fund       The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund        The Hartford Dividend and Growth Fund      The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund              The Hartford Equity Income Fund            The Hartford Equity Income Fund
The Hartford Floating Rate Fund              The Hartford Floating Rate Fund            The Hartford Floating Rate Fund
The Hartford Fundamental Growth Fund         The Hartford Fundamental Growth Fund       The Hartford Fundamental Growth Fund
The Hartford Global Communications Fund      The Hartford Global Communications Fund    The Hartford Global Communications Fund
The Hartford Global Equity Fund              The Hartford Global Equity Fund            The Hartford Global Equity Fund
The Hartford Global Financial Services       The Hartford Global Financial Services     The Hartford Global Financial Services
Fund                                         Fund                                       Fund
The Hartford Global Growth Fund              The Hartford Global Growth Fund            The Hartford Global Growth Fund
The Hartford Global Health Fund              The Hartford Global Health Fund            The Hartford Global Health Fund
The Hartford Global Technology Fund          The Hartford Global Technology Fund        The Hartford Global Technology Fund
The Hartford Growth Fund                     The Hartford Growth Fund                   The Hartford Growth Fund
The Hartford Growth Opportunities Fund       The Hartford Growth Opportunities Fund     The Hartford Growth Opportunities Fund
The Hartford International Capital           The Hartford High Yield Fund               The Hartford High Yield Fund
Appreciation Fund                            The Hartford Income Fund                   The Hartford Income Fund
The Hartford International Opportunities     The Hartford Inflation Plus Fund           The Hartford Inflation Plus Fund
Fund                                         The Hartford International Capital         The Hartford International Capital
The Hartford International Small Company     Appreciation Fund                          Appreciation Fund
Fund                                         The Hartford International Opportunities   The Hartford International Opportunities
The Hartford LargeCap Growth Fund            Fund                                       Fund
The Hartford MidCap Fund                     The Hartford International Small Company   The Hartford International Small Company
The Hartford MidCap Growth Fund              Fund                                       Fund
The Hartford MidCap Value Fund               The Hartford LargeCap Growth Fund          The Hartford LargeCap Growth Fund
The Hartford Select MidCap Value Fund        The Hartford MidCap Fund                   The Hartford MidCap Fund
The Hartford Select SmallCap Value Fund      The Hartford MidCap Growth Fund            The Hartford MidCap Growth Fund
The Hartford Small Company Fund              The Hartford MidCap Value Fund             The Hartford MidCap Value Fund
The Hartford SmallCap Growth Fund            The Hartford Money Market Fund             The Hartford Money Market Fund
The Hartford Stock Fund                      The Hartford Select MidCap Value Fund      The Hartford Select MidCap Value Fund
The Hartford Strategic Income Fund           The Hartford Select SmallCap Value Fund    The Hartford Select SmallCap Value Fund
The Hartford Value Fund                      The Hartford Short Duration Fund           The Hartford Short Duration Fund
The Hartford Value Opportunities Fund        The Hartford Small Company Fund            The Hartford Small Company Fund
                                             The Hartford SmallCap Growth Fund          The Hartford SmallCap Growth Fund
                                             The Hartford Stock Fund                    The Hartford Stock Fund
                                             The Hartford Strategic Income Fund         The Hartford Strategic Income Fund
                                             The Hartford Total Return Bond Fund        The Hartford Total Return Bond Fund
                                             The Hartford U.S. Government Securities    The Hartford U.S. Government Securities
                                             Fund                                       Fund
                                             The Hartford Value Fund                    The Hartford Value Fund
                                             The Hartford Value Opportunities Fund      The Hartford Value Opportunities Fund

                                                               INCOME
       CONSERVATIVE ALLOCATION FUND                       ALLOCATION FUND
-------------------------------------------  -----------------------------------------
The Hartford Advisers Fund                   The Hartford Floating Rate Fund
The Hartford Balanced Income Fund            The Hartford High Yield Fund
The Hartford Capital Appreciation Fund       The Hartford Income Fund
The Hartford Capital Appreciation II Fund    The Hartford Inflation Plus Fund
The Hartford Disciplined Equity Fund         The Hartford Money Market Fund
The Hartford Dividend and Growth Fund        The Hartford Short Duration Fund
The Hartford Equity Income Fund              The Hartford Strategic Income Fund
The Hartford Floating Rate Fund              The Hartford Total Return Bond Fund
The Hartford Fundamental Growth Fund         The Hartford U.S. Government Securities
The Hartford Global Communications Fund      Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services
Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford International Capital
Appreciation Fund
The Hartford International Opportunities
Fund
The Hartford International Small Company
Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Money Market Fund
The Hartford Select MidCap Value Fund
The Hartford Short Duration Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Select SmallCap Value Fund
The Hartford Stock Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities
Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

     The following is a list of the Underlying Funds in which the Asset Allocation Funds invested in as of December 31, 2007. Hartford Investment Management may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.

              EQUITY GROWTH                                     GROWTH                                   BALANCED
             ALLOCATION FUND                               ALLOCATION FUND                           ALLOCATION FUND
-------------------------------------------  -----------------------------------------  -----------------------------------------
The Hartford Capital Appreciation Fund       The Hartford Capital Appreciation Fund     The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund    The Hartford Capital Appreciation II Fund  The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund         The Hartford Disciplined Equity Fund       The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund        The Hartford Equity Income Fund            The Hartford Equity Income Fund
The Hartford Equity Income Fund              The Hartford Global Growth Fund            The Hartford Floating Rate Fund
The Hartford Global Growth Fund              The Hartford Growth Opportunities Fund     The Hartford Global Growth Fund
The Hartford Growth Opportunities Fund       The Hartford Income Fund                   The Hartford Income Fund
The Hartford International Opportunities     The Hartford Inflation Plus Fund           The Hartford Inflation Plus Fund
Fund                                         The Hartford International Opportunities   The Hartford International Opportunities
Hartford International Small Company Fund    Fund                                       Fund

The Hartford Select MidCap Value Fund        The Hartford International Small Company   The Hartford International Small Company
The Hartford Select SmallCap Value Fund      Fund                                       Fund
The Hartford Small Company Fund              The Hartford Select MidCap Value Fund      The Hartford Select MidCap Value Fund
The Hartford Stock Fund                      The Hartford Select SmallCap Value Fund    The Hartford Select SmallCap Value Fund
The Hartford Value Fund                      The Hartford Short Duration Fund           The Hartford Short Duration Fund
                                             The Hartford Small Company Fund            The Hartford Small Company Fund
                                             The Hartford Stock Fund                    The Hartford Strategic Income Fund
                                             The Hartford Total Return Bond Fund        The Hartford Total Return Bond Fund
                                             The Hartford Value Fund                    The Hartford Value Fund

               CONSERVATIVE                                     INCOME
             ALLOCATION FUND                               ALLOCATION FUND
-------------------------------------------  -----------------------------------------
The Hartford Capital Appreciation Fund       The Hartford Floating Rate Fund
The Hartford Capital Appreciation II Fund    The Hartford High Yield Fund
The Hartford Disciplined Equity Fund         The Hartford Income Fund
The Hartford Equity Income Fund              The Hartford Inflation Plus Fund
The Hartford Floating Rate Fund              The Hartford Money Market Fund
The Hartford Global Growth Fund              The Hartford Short Duration Fund
The Hartford Income Fund                     The Hartford Strategic Income Fund
The Hartford Inflation Plus Fund             The Hartford Total Return Bond Fund
The Hartford International Opportunities
Fund
The Hartford International Small Company
Fund
The Hartford Money Market Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Small Company Fund
The Hartford Total Return Bond Fund

     Hartford Investment Management allocates the assets of each of the Target Retirement Funds among the Underlying Funds based upon a number of factors, including Hartford Investment Management's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Target Retirement Funds, Hartford Investment Management will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to Hartford Investment Management than others, Hartford Investment Management may have an incentive to allocate more of the Target Retirement Funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. Hartford Investment Management does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Target Retirement Funds.

     The following is a list of the Underlying Funds in which the Target Retirement Funds may invest. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.

           RETIREMENT INCOME FUND                   TARGET RETIREMENT 2010 FUND                TARGET RETIREMENT 2020 FUND
-------------------------------------------  -----------------------------------------  -----------------------------------------
The Hartford Advisers Fund                   The Hartford Advisers Fund                 The Hartford Advisers Fund
The Hartford Balanced Income Fund            The Hartford Balanced Income Fund          The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund       The Hartford Capital Appreciation Fund     The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund    The Hartford Capital Appreciation II Fund  The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund         The Hartford Disciplined Equity Fund       The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund        The Hartford Dividend and Growth Fund      The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund              The Hartford Equity Income Fund            The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund         The Hartford Fundamental Growth Fund       The Hartford Fundamental Growth Fund
The Hartford Floating Rate Fund              The Hartford Floating Rate Fund            The Hartford Floating Rate Fund
The Hartford Global Communications Fund      The Hartford Global Communications         The Hartford Global Communications Fund
The Hartford Global Equity Fund              Fund                                       The Hartford Global Equity Fund
The Hartford Global Financial Services Fund  The Hartford Global Equity Fund            The Hartford Global Financial Services
The Hartford Global Growth Fund              The Hartford Global Financial Services     Fund
The Hartford Global Health Fund              Fund                                       The Hartford Global Growth Fund
The Hartford Global Technology Fund          The Hartford Global Growth Fund            The Hartford Global Health Fund
The Hartford Growth Fund                     The Hartford Global Health Fund            The Hartford Global Technology Fund
The Hartford Growth Opportunities            The Hartford Global Technology Fund        The Hartford Growth Fund
The Hartford High Yield Fund                 The Hartford Growth Fund                   The Hartford Growth Opportunities Fund
The Hartford Income Fund                     The Hartford Growth Opportunities Fund     The Hartford High Yield Fund
The Hartford Inflation Plus Fund             The Hartford High Yield Fund               The Hartford Income Fund
The Hartford International Capital           The Hartford Income Fund                   The Hartford Inflation Plus Fund
Appreciation Fund                            The Hartford Inflation Plus Fund           The Hartford International Capital
The Hartford International Opportunities     The Hartford International Capital         Appreciation Fund
Fund                                         Appreciation Fund                          The Hartford International Opportunities
The Hartford International Small Company     The Hartford International                 Fund
Fund                                         Opportunities Fund                         The Hartford International Small Company
The Hartford LargeCap Fund                   The Hartford International Small           Fund
The Hartford MidCap Fund                     Company Fund                               The Hartford LargeCap Fund
The Hartford MidCap Growth Fund              The Hartford LargeCap Fund                 The Hartford MidCap Fund
The Hartford MidCap Value Fund               The Hartford MidCap Growth Fund            The Hartford MidCap Growth Fund
The Hartford Money Market Fund               The Hartford MidCap Fund                   The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund        The Hartford MidCap Value Fund             The Hartford Money Market Fund
The Hartford Select SmallCap Value Fund      The Hartford Money Market Fund             The Hartford Select MidCap Value Fund
The Hartford Short Duration Fund             The Hartford Select MidCap Value Fund      The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund              The Hartford Select SmallCap Value Fund    The Hartford Short Duration Fund
The Hartford SmallCap Growth Fund            The Hartford Short Duration Fund           The Hartford Small Company Fund
The Hartford Stock Fund                      The Hartford Small Company Fund            The Hartford SmallCap Growth Fund
The Hartford Strategic Income Fund           The Hartford SmallCap Growth Fund          The Hartford Stock Fund
The Hartford Total Return Bond Fund          The Hartford Stock Fund                    The Hartford Strategic Income Fund
The Hartford U.S. Government Securities      The Hartford Strategic Income Fund         The Hartford Total Return Bond Fund
Fund                                         The Hartford Total Return Bond Fund        The Hartford U.S. Government Securities
The Hartford Value Fund                      The Hartford U.S. Government Securities    Fund
The Hartford Value Opportunities Fund        Fund                                       The Hartford Value Fund
                                             The Hartford Value Fund                    The Hartford Value Opportunities Fund
                                             The Hartford Value Opportunities Fund

       TARGET RETIREMENT 2030 FUND
-----------------------------------------
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund

The Hartford Floating Rate Fund
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford Growth Fund
The Hartford Growth Opportunities
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
The Hartford LargeCap Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Money Market Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Short Duration Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

     The following is a list of the Underlying Funds in which the Target Retirement Funds invested in as of December 31, 2007. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.

            RETIREMENT INCOME FUND                     TARGET RETIREMENT 2010 FUND                 TARGET RETIREMENT 2020 FUND
-------------------------------------------  -----------------------------------------  -----------------------------------------
DOMESTIC EQUITY FUNDS                        DOMESTIC EQUITY FUNDS                      DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund       The Hartford Capital Appreciation Fund     The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund         The Hartford Capital Appreciation II Fund  The Hartford Capital Appreciation II Fund
The Hartford Select MidCap Value Fund        The Hartford Disciplined Equity Fund       The Hartford Disciplined Equity Fund
The Hartford Select SmallCap Value Fund      The Hartford Growth Opportunities Fund     The Hartford Equity Income Fund
The Hartford Stock Fund                      The Hartford Select MidCap Value Fund      The Hartford Growth Opportunities Fund
The Hartford Value Fund                      The Hartford Select SmallCap Value Fund    The Hartford Select MidCap Value Fund
The Hartford Value Opportunities Fund        The Hartford Value Fund                    The Hartford Select SmallCap Value Fund
                                             The Hartford Value Opportunities Fund      The Hartford Small Company Fund
                                                                                        The Hartford Stock Fund
                                                                                        The Hartford Value Fund
                                                                                        The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS        GLOBAL AND INTERNATIONAL EQUITY FUNDS      GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund              The Hartford Global Growth Fund            The Hartford Global Growth Fund
The Hartford International Opportunities     The Hartford International Opportunities   The Hartford International Opportunities
Fund                                         Fund                                       Fund
The Hartford International Small Company     The Hartford International Small Company   The Hartford International Small Company
Fund                                         Fund                                       Fund

FIXED INCOME AND MONEY MARKET FUNDS          FIXED INCOME AND MONEY MARKET FUNDS        FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund              The Hartford Floating Rate Fund            The Hartford Floating Rate Fund
The Hartford High Yield Fund                 The Hartford Income Fund                   The Hartford Income Fund
The Hartford Income Fund                     The Hartford Inflation Plus Fund           The Hartford Inflation Plus Fund
The Hartford Inflation Plus Fund             The Hartford Short Duration Fund           The Hartford Short Duration Fund
The Hartford Money Market Fund               The Hartford Strategic Income Fund         The Hartford Strategic Income Fund
The Hartford Short Duration Fund             The Hartford Total Return Bond Fund        The Hartford Total Return Bond Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

       TARGET RETIREMENT 2030 FUND
-----------------------------------------
DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund
GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

F. MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. As stated above, because each fund of funds invests in the Underlying Funds, investors in each fund of funds will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund of funds allocates to the Underlying Fund pursuing such strategies. Accordingly, each fund of funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. A further description of certain investment strategies used by various Funds (or by the Underlying Funds in the case of a fund of funds) is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities or bank loans are purchased. If the percentage limitations herein are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the limitations herein.

     For purposes of this sub-heading F only, the term "Funds" is defined as each of the Funds (except the funds of funds) listed on the front cover page, which includes the Underlying Funds in which the funds of funds may invest.

     Certain descriptions in the prospectuses of the Funds and in this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies and restrictions. The sub-adviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

     NEW FUND RISKS Checks and Balances Fund, Global Equity Fund, High Yield Municipal Bond Fund and Strategic Income Fund are new Funds, with limited operating history, which may result in additional risk. There can be no assurance that these new Funds will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate one or more of these Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by an applicable sub-adviser, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. Each Fund may also invest in Money Market Fund, an affiliated money market fund which invests in such money market instruments, as permitted by regulations adopted under the 1940 Act.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

     Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.

     The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

     REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value.

     INFLATION-PROTECTED DEBT SECURITIES Each Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.

Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES Each Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities, (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers, (6) commercial mortgage-backed securities and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

     INVESTMENT GRADE DEBT SECURITIES Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's"), "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P") or "AAA", "AA", "A" or "BBB" by Fitch, Inc. ("Fitch")) (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser) (for more information regarding credit rating see Appendix B). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's, "BBB" by S&P and "BBB" by Fitch), and unrated securities of comparable quality (as determined by a sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.

     HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Any security or loan rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch is below investment grade. Securities and loans which are unrated but determined by a sub-adviser to be of comparable quality will also be considered below investment grade. Total Return Bond Fund is permitted to invest up to 20% of its total assets in securities or bank loans rated below investment grade. High Yield Municipal Bond Fund, Inflation Plus Fund, International Small Company Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund are permitted to invest up to 100%, 15%, 35%, 35%, 35% and 35%, respectively, of their total assets in fixed income securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or of comparable quality if not rated. Floating Rate Fund, Income Fund, Inflation Plus Fund and Strategic Income Fund are permitted to invest up to 100%, 35%, 20% and 100%, respectively, of their total assets (net assets in the case of Inflation Plus Fund) in fixed income securities and bank loans rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch or of comparable quality if not rated. Short Duration Fund is permitted to invest 20% of its total assets in below-investment grade securities. Although High Yield Fund is permitted to invest up to 100% of its total assets in securities and bank loans rated below investment grade, no more than 25% of total assets will be invested in securities and bank loans rated below "B3" by Moody's, "B-" by S&P or "B-" by Fitch, or if unrated, determined to be of comparable quality by Hartford Investment Management. Each of the other Funds, except Floating Rate Fund, MidCap Growth Fund, Money Market Fund, Short Duration Fund, Strategic Income Fund and U.S. Government Securities Fund, is permitted to invest up to 5% of its total assets in fixed income securities rated as low as "C" by Moody's, "CC" by S&P or "CC" by Fitch or of comparable quality if not rated. Floating Rate Fund and Strategic Income Fund are permitted to invest up to 100% of their total assets in debt obligations that are in payment default or are rated "C" by Moody's, "D" by S&P or "D" by Fitch or are unrated (or ratings have been withdrawn).

     Securities and bank loans rated below investment grade are commonly referred to as "high yield-high risk debt securities," "junk bonds," "leveraged loans" or "emerging market debt" as the case may be. Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P and Fitch rating category of "BB" includes "BB+", "BB" and "BB-". In the municipal market, the term "high yield" may often refer to low investment grade and "high yield-high risk debt securities" (as previously defined) If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by a Fund with a commensurate effect on the value of a Fund's shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

     BANK LOANS AND LOAN PARTICIPATIONS Floating Rate Fund and Strategic Income Fund may invest up to 100% of their total assets, Floating Rate Fund will, under normal circumstances, invest at least 80% of its total assets and High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund may invest up to 15% of their total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities, Floating Rate Fund will invest, under normal circumstances, at least 80% of total assets and High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund may invest up to 15% of total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Moreover, these Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) and unsecured loans. Holders' claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many loans are relatively illiquid and may be difficult to value.

     Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks to Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total Return Bond Fund could be held liable as co-lenders.

     Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect fund performance.

     Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund bear a substantial risk of losing the entire amount invested.

     Bank loans may be structured to include both term loans, which are generally fully funded at the time of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's investments, and revolving credit facilities, which would require these Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.

     A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total

Return Bond Fund were determined to be subject to the claims of the agent bank's general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

     Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund will acquire loan participations only if the lender inter-positioned between a Fund and the borrower is determined by the Fund's sub-adviser to be creditworthy. Loan participations typically will result in Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's investments in loan participations and bank loans may be subject to a Fund's limitations on investments in illiquid investments and, to the extent applicable, its limitations on investments in securities or bank loans rated below investment grade. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may have difficulty disposing of loan participations and bank loans. In certain cases, the market for such investments is not highly liquid, and therefore Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments. This will also have an adverse impact on Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such Fund shares, to meet such Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund to value these investments for purposes of calculating their respective net asset value.

     FLOATING RATE LOANS Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest in interests in floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. These Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) and unsecured loans. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans typically have rates of interest which are reset or redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

     Many loans in which Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the Securities and Exchange Commission ("SEC") or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total Return Bond Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these Funds. With respect to senior-secured floating rate loans, there can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's performance.

     When Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund invest in loans and securities, each of these Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's net asset value will vary, Fund management expects the Fund's policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's net asset value.

     Although the volume of floating rate loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

     Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

     Market Risks. Significant events, such as the events of September 11, 2001, and market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund's assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund is also subject to income risk, which is the potential for a decline in a Fund's income due to falling interest rates or market reductions in spread.

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.

     Material Non-Public Information. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

     Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected. In addition, such legislation could depress the market value of floating rate loans.

     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     If the Funds purchase mortgage-backed securities that are "subordinated" to other interests in the same mortgage pool, a Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     ASSET-BACKED SECURITIES Each Fund may invest in asset-backed securities. Tax exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of the Tax-Free Funds' investments. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the Funds purchase asset-backed securities that are "subordinated" to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied.

     STRUCTURED NOTES These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). For discussion regarding the ability of the Funds to invest in other types of structured notes, please see Other Derivatives and Structured Investments, below.

     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

     MUNICIPAL SECURITIES High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and Total Return Bond Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for Tax-Free California Fund, State of California income taxation (excluding excise taxes imposed on corporations and banks and measured by income), for Tax-Free Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income) and for Tax-Free New York Fund, State of New York and New York City income taxation (excluding excise taxes imposed on corporations and banks and measured by income), but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

     The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A). Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the Fund.

     The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     As a fundamental policy, neither Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes.

     Securities in which High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the California, Minnesota and New York legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.

     For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

     A discussion of special considerations related to municipal securities in which Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, respectively, can invest is included in Appendix A.

OTHER CAPITAL SECURITIES The Funds may invest in other capital securities, and Strategic Income Fund may invest up to 15% of its assets in other capital securities. Other capital securities encompass a group of instruments referred to in capital markets as "Hybrids," "Tier I and Tier 2" and "TRUPS." These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. But it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

     INVERSE FLOATERS High Yield Municipal Bond Fund, Income Fund, Money Market Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated.

     High Yield Municipal Bond Fund may invest up to 15% of its total assets in a type of inverse floater (a municipal inverse floater) which is created when the fund exchanges a municipal bond it owns with a trust and receives the inverse floater. In this type of municipal inverse floater, the fund generally reserves the right to "unwind" the transaction--i.e., return the municipal inverse floater and receive back the original bond. Municipal inverse floaters may also be created by municipal or other issuers directly. The holder of a municipal inverse floater generally bears substantially all of the downside investment risk associated with the underlying bond, and typically also is the potential beneficiary of any appreciation of the underlying bond's value. Generally, this type of transaction enables High Yield Municipal Bond Fund to gain the same level of economic exposure to the underlying bond without expending the purchase price of that underlying bond. This expenditure differential (between the purchase price of the underlying bond and the purchase price of the inverse floater) is available to High Yield Municipal Bond Fund to invest in accordance with such Fund's investment policies.

     Inverse floaters may, as short-term interest rates rise, produce less current income. Inverse floaters may have a price volatility which is greater than a traditional security of the same amount. Inverse floaters may produce more current income as interest rates fall. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

     Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

     EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund may not invest in equity securities. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund have a limited ability to invest in certain types of equity securities as described below. All other Funds (except those Funds described in the two immediately preceding sentences) may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Income Fund may invest up to 15% of its total assets in preferred stock, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. Floating Rate Fund, High Yield Fund, Income Fund and Total Return Bond Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or loans or upon exercise of warrants acquired with debt securities or loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

     INITIAL PUBLIC OFFERINGS The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

     SMALL CAPITALIZATION SECURITIES Each Fund, except Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

     FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

     Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the applicable sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

     Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) ("LNs"), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

     Inflation Plus Fund may invest up to 35% of its net assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. Capital Appreciation Fund and Capital Appreciation Fund II may each invest up to 35% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. Income Fund may invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. Advisers Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Growth Fund, Growth Opportunities Fund, High Yield Municipal Bond Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, U.S. Government Securities Fund, Value Fund and Value Opportunities Fund may each invest up to 20% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. High Yield Fund and Total Return Bond Fund may each invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, neither High Yield Fund nor Total Return Bond Fund may invest more than 10% of its total assets in non-dollar securities and loans. Floating Rate Fund and Short Duration Fund may each invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, Floating Rate Fund may not invest more than 10% of its total assets in non-dollar securities and loans. Money Market Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) in the securities of foreign issuers. Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, International Growth Fund, International Opportunities Fund and International Small Company Fund each may invest 100% of their total assets in the securities of foreign issuers and non-dollar securities. Strategic Income Fund may invest up to 100% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Balanced Income Fund may invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; the fixed income portion of the Fund may invest without limit in U.S. dollar denominated securities and loans of foreign issuers or borrowers. U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest in tax-exempt bonds issued by Native American entities, but, not as part of their principal investment strategy.

     Under normal market conditions, International Growth Fund, International Opportunities Fund and International Small Company Fund each invest in a number of different countries throughout the world; however there are no limits on the amount of each Fund's assets that may be invested in each country. Global Equity Fund, Global Communications Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund and Global Technology Fund each invest in a number of different countries throughout the world, one of which may be the United States; however, each Fund has no limit on the amount of assets that must be invested in each country.

     Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities and loans exposes a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     From time to time, International Small Company Fund may invest up to 15% of its total assets, Income Fund may invest up to 20% of its total assets, Global Communications Fund may invest up to 50% of its total assets, each of Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, International Growth Fund and International Opportunities Fund may invest up to 25% of its total assets, each of High Yield Fund and Total Return Bond Fund may invest up to 30% of its total assets and Capital Appreciation Fund and Capital Appreciation II Fund may invest up to 35% of its total assets in securities of issuers located in countries with emerging economies or securities markets. Each of Global Equity Fund and Strategic Income Fund may invest up to 100% of its total assets in loans and securities of issuers located in countries with emerging economies or securities markets. From time to time, all other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

     Foreign securities are subject to other additional risks. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign Borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

     Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading markets or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.

     Some of the foreign loans and securities in which Floating Rate Fund and Strategic Income Fund invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of loans and securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the fund's assets. However, Floating Rate Fund and Strategic Income Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

     CURRENCY TRANSACTIONS Each Fund, except Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and for other investment purposes. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

     The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

     A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

     Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

     The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates, and for other investment purposes. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, for other investment purposes, each Fund, except Money Market Fund, may employ certain hedging, return enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each Fund, except Money Market Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     A Fund may only write covered options. See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each Fund (except Money Market Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     A Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

     A Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. A Fund's use of these kind of futures contracts will depend to a large degree on how this market develops.

     The Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund's investment objectives and policies.


     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     The Companies, on behalf of the Funds, have filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds' operation. Accordingly, the Funds are not subject to registration or regulation as a CPO.

     Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of a sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover,
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS The Funds (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Each Fund, except Money Market Fund, may enter into currency swaps (except Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Each Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will generally not buy protection on issuers that are not currently held by such Fund. However, each Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund's holdings or exposures and the reference entities in the credit default swap. Also see Other Derivatives and Structured Investments, below.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Another example would be for a Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     The Funds usually enter into swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the applicable sub-adviser, as appropriate, believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the SEC to be illiquid.

     The Funds may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on the applicable sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the applicable sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

     The Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the Funds may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Funds incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     ASSET SWAPS Advisers Fund and Income Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.

     ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for each of Inflation Plus Fund and Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.

     Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Floating Rate Fund may purchase or sell undrawn or delayed draw loans.

     DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and U.S. Government Securities Fund may enter into "dollar rolls" in which such Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For purposes of this section only, each of Advisers Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and U.S. Government Securities Fund may be referred to as a "Fund," or, collectively, the "Funds." The Funds give up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund's assets that are subject to market risk to an amount that is greater than such Fund's net asset value, which could result in increased volatility of the price of such Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase them, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

OTHER INVESTMENT COMPANIES Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

     A fund's investments in investment companies may include various ETFs, subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

     ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

     Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated Funds to invest in the ETFs' shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Fund. The Funds may rely on these exemptive orders to invest in ETFs.

     REITS Each Fund, except U.S. Government Securities Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. A borrower is required to deposit cash or liquid securities as collateral that at all times will be at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of each respective Fund by each Fund's lending agent pursuant to collateral investment guidelines approved by the board of directors. A Fund does not have the right to receive dividends in respect of loaned securities, but the borrower is required to pay the respective Fund any dividends or distributions accruing on the loaned securities. A Fund also does not have the right to vote proxies for securities on loan, but the Fund may recall the loaned securities in order to vote the proxies. The Fund's right to recall the loaned securities for purposes of voting proxies may not be exercised in order to earn additional income on the loan. For information about additional instances in which each Fund's sub-adviser may not vote proxies, see "Proxy Voting Policies and Procedures."

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions, and the risk that any efforts to recall the securities for purposes of voting may not be effective.

     ASSET COVERAGE To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING Each Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Funds do not intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

     OTHER DERIVATIVES AND STRUCTURED INVESTMENTS Capital Appreciation Fund, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may enter into total return swaps and credit default swaps as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument. If these strategies do not work as intended, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may not achieve their goal.

     Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may obtain exposure to fixed and floating rate bonds and loans and baskets of fixed and floating rate bonds and loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. Hartford Investment Management reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest in derivative instruments known as the Dow Jones CDX ("CDX") or other similarly structured products in funded or unfunded form. CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in derivative instruments discussed generally above. See Swap Agreements.

     The Funds (other than Money Market Fund) may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

     The Funds (other than Money Market Fund) may also invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Funds (other than Money Market Fund) may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of a Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Funds believe that currently most structured instruments are illiquid. Like other sophisticated strategies, a Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Funds, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if a Fund uses structured instruments to reduce the duration of a Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

          Checks and Balances Fund, High Yield Municipal Bond Fund, Income Fund, Strategic Income Fund and Total Return Bond Fund may invest in "event-linked bonds". Event-linked bonds result in gains or losses that usually are contingent upon, or formulaically related to, defined triggers. Some examples of triggers are hurricanes, earthquakes, weather-related events, or statistics relating to such events. Event-linked bonds may also be referred to as "catastrophe bonds". If a trigger occurs, a fund may lose a portion or its entire principal invested in the bond. Event-linked bonds may provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-lined bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

     The Funds (other than Money Market Fund) may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

     Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

     The portfolio turnover rate for Inflation Plus Fund was significantly higher in fiscal year 2007 than in fiscal year 2006 primarily because of increased opportunities in the market during the year. The portfolio turnover rate for International Growth Fund was significantly higher in fiscal year 2007 than in fiscal year 2006 primarily because turnover tends to be higher when the market is more volatile as it presents more potential opportunities. The portfolio turnover rates for MidCap Growth Fund and Select MidCap Value Fund were significantly higher in fiscal year 2007 than in fiscal year 2006 primarily because of a change in the funds' portfolio management team. The portfolio turnover rates for Total Return Bond Fund and U.S. Government Securities Fund were significantly lower in fiscal year 2007 than in fiscal year 2006 primarily due to general conditions in fixed income markets providing less opportunity to do tactical trades versus the prior year.

     DISCLOSURE OF PORTFOLIO HOLDINGS The Funds will disclose their complete month-end portfolio holdings on the Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The Funds also will disclose their largest ten holdings or largest ten issuers on the Funds' website no earlier than 15 days after the end of each month. No information concerning portfolio holdings of a Fund that may be harmful to the Fund is permitted to be disclosed except in accordance with the Fund's policy. The Fund's CCO and Chief Legal Officer will be responsible for determining whether the release of information may be harmful to the Fund.

     Each Fund, the Fund's investment manager, the Fund's distributor (collectively, "Hartford") or the Fund's investment sub-adviser also may disclose portfolio holdings on a more frequent basis in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved by the Fund's CCO and at least one other Fund officer, based on a finding that such Fund has a legitimate business purpose for the arrangement or practice, it is in the interests of Fund shareholders.

     Portfolio holdings are disclosed to the Funds' custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Funds, and only in accordance with the above requirements. Portfolio holdings may also be disclosed to persons assisting a Fund or its sub-adviser in the voting of proxies, securities lending agents, and to a Fund's bank lenders. In connection with managing a Fund, such Fund's investment manager or sub-adviser may disclose the Fund's portfolio holdings to third-party vendors that provide analytical systems services to the Fund's investment manager or sub-advisers on behalf of the Fund, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements. From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Bank of America Lighthouse

Bankers Systems, Inc.
BlackRock Financial Management, Inc.

Bowne & Co., Inc. Financial printers

Broadridge Financial Solutions, Inc.

Brown Brothers Harriman & Co.

Class Action Claims Management
Confluence Technologies
Ernst & Young LLP (the Fund's Independent Registered Public Accounting Firm)

FactSet Research Systems Inc.

Glass Lewis

Investment Technology Group, Inc.

J.P. Morgan

Lipper Inc.
Merrill Lynch, Pierce, Fenner & Smith

State Street Bank and Trust Company (the Fund's Custodian)
State Street Investment Manager Solutions
Strategic Advisors, Inc.
The Bank of New York
The Goldman Sachs Trust Company, d/b/a Boston Global Advisors
Wachovia Bank, N.A.
Wells Fargo Bank, N.A.

     Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Funds. Portfolio holdings are disclosed on a daily basis to Bank of America Lighthouse, BlackRock Financial Management, Inc., Boston Global Advisors, Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Glass Lewis, State Street Bank and Trust Company, State Street Investment Manager Solutions, The Bank of New York, Wachovia Bank, N.A. and Wells Fargo Bank, N.A. (for certain Funds). Portfolio holdings are disclosed on a weekly basis to Investment Technology Group, Inc. (for certain Funds) with no lag time. Portfolio holdings are disclosed to J.P. Morgan, Bankers Systems, Inc., Class Action Claims Management and Strategic Advisors, Inc. on a monthly basis, with lag times of five calendar days, two days, two days and fifteen business days, respectively. Portfolio holdings are disclosed to Confluence Technologies, Merrill Lynch, Pierce, Fenner & Smith and Bowne & Co., Inc. on a quarterly basis, with lag times of three, five and ten business days, respectively. Portfolio holdings are disclosed to the Funds' independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Funds' independent registered public accounting firm to provide services to the Funds, with no lag time. Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

     Additionally, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about a Fund may be based on the Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in a Fund, persons considering investing in a Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.

     Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of a Fund's portfolio securities is made pursuant to a practice or arrangement approved in accordance with the policy; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Funds' policies regarding the disclosure of portfolio holdings and (3) each approved disclosure arrangement or practice is documented by the Funds' chief compliance officer or his/her designee.

     In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

     The Funds' chief compliance officer is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds' investment manager, investment sub-adviser, principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Funds' chief compliance officer.

The Board of Directors of the Funds reviews and approves the Funds' policy on disclosure of portfolio holdings. The Chief Compliance Officer for the Funds' investment manager will provide summaries of all newly approved arrangements and will report exceptions to and material violations of this policy to the Board of Directors of the Funds. There can be no assurance, however, that the Funds' portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                                 FUND MANAGEMENT

     Each Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the directors. With respect to the funds of funds, if the interests of a fund of funds and an Underlying Fund were to diverge, a conflict of interest could arise and affect how the directors fulfill their fiduciary duties to the affected Funds. HIFSCO has structured the funds of funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, HIFSCO and the directors would take reasonable steps to minimize and, if possible, eliminate the conflict.

     The following tables set forth various information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.

NON-INTERESTED DIRECTORS

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                               TERM OF                                            IN FUND
                               POSITION      OFFICE* AND                                          COMPLEX
                              HELD WITH       LENGTH OF       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS      EACH COMPANY    TIME SERVED              PAST 5 YEARS                DIRECTOR      HELD BY DIRECTOR
  ---------------------    ---------------  -------------  -----------------------------------  -----------  ---------------------
LYNN S. BIRDSONG           Director         Since 2003     Since 1981, Mr. Birdsong has been         90      Mr. Birdsong is a
(age 61)                                                   a partner in Birdsong Company, an                 Director of The
c/o Hartford Mutual Funds                                  advertising specialty firm. Since                 Japan Fund.
P.O. Box 2999                                              2003, Mr. Birdsong has been an
Hartford, CT 06104-2999                                    independent director of The Japan
                                                           Fund. From 2003 to March 2005, Mr.
                                                           Birdsong was an independent
                                                           director of the Atlantic Whitehall
                                                           Funds. From 1979 to 2002, Mr.
                                                           Birdsong was a managing director of
                                                           Zurich Scudder Investments, an
                                                           investment management firm. During
                                                           his employment with Scudder, Mr.
                                                           Birdsong was an interested director
                                                           of The Japan Fund. Mr. Birdsong is
                                                           also a Director of The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc.

ROBERT M. GAVIN            Director and     Director       Dr. Gavin is an educational               90              N/A
(age 67)                   Chairman of      since          consultant. Prior to September 1,
c/o Hartford Mutual Funds  the Board        2002(1)        2001, he was President of
P.O. Box 2999                               Director       Cranbrook Education Community; and
Hartford, CT 06104-2999                     since          prior to July 1996, he was
                                            1986(2)        President of Macalester College,
                                            Chairman of    St. Paul, Minnesota. Dr. Gavin is
                                            the Board      also a Director and Chairman of
                                            for each       the Board of Directors of The
                                            Company        Hartford Income Shares Fund,
                                            since 2004     Inc.,  Hartford Series Fund, Inc.
                                                           and  Hartford HLS Series Fund II,
                                                           Inc.

DUANE E. HILL              Director         Since          Mr. Hill is a Partner of TSG              90              N/A
(age 62)                                    2001(1)        Ventures L.P., a private equity
c/o Hartford Mutual Funds                   Since          investment company.  Mr. Hill is a
P.O. Box 2999                               2002(2)        former partner of TSG Capital
Hartford, CT 06104-2999                                    Group, a private equity investment
                                                           firm that serves as sponsor and
                                                           lead investor in leveraged buyouts
                                                           of middle market companies. Mr.
                                                           Hill is also a Director of The
                                                           Hartford Income Shares Fund, Inc.,
                                                           Hartford Series Fund, Inc. and
                                                           Hartford HLS Series Fund II, Inc.

SANDRA S. JAFFEE           Director         Since 2005     Ms. Jaffee is Chief Executive             90              N/A
(age 66)                                                   Officer of Fortent (formerly
c/o Hartford Mutual Funds                                  Searchspace Group), a leading
P.O. Box 2999                                              provider of compliance/regulatory
Hartford, CT 06104-2999                                    technology to financial
                                                           institutions. Ms. Jaffee served as
                                                           an Entrepreneur in Residence with
                                                           Warburg Pincus, a private equity
                                                           firm, from August 2004 to August
                                                           2005. From September 1995 to July
                                                           2004, Ms. Jaffee served as
                                                           Executive Vice President at
                                                           Citigroup, where she was President
                                                           and CEO of Citibank's Global
                                                           Securities Services (1995-2003). Ms
                                                           Jaffee is also a Director of The
                                                           Hartford Income Shares Fund, Inc.,
                                                           Hartford Series Fund, Inc. and
                                                           Hartford HLS Series Fund II, Inc.

WILLIAM P. JOHNSTON        Director         Since 2005     In February 2008, Mr. Johnston was        90      Mr. Johnston is
(age 63)                                                   elected to the Board of Directors                 a Director of
c/o Hartford Mutual Funds                                  of HCR-ManorCare, Inc. In August 2007,            HCR-ManorCare, Inc.,
P.O. Box 2999                                              Mr. Johnston was elected to the                   LifeCare Holdings, Inc.
Hartford, CT 06104-2999                                    Board of Directors of LifeCare                    and Multi-Plan, Inc.
                                                           Holdings, Inc. In July, 2006,
                                                           Mr. Johnston was elected to the
                                                           Board of Directors of MultiPlan,
                                                           Inc. In June 2006, Mr. Johnson was
                                                           appointed as Senior Advisor to The
                                                           Carlyle Group, a global private
                                                           equity investment firm. In May 2006,
                                                           Mr. Johnston was elected to the
                                                           Supervisory Board of Fresenius Medical
                                                           Care AG & CO. KGaA, after its
                                                           acquisition of Renal Care Group, Inc.
                                                           in March 2006. Mr. Johnston joined
                                                           Renal Care Group in November 2002 as a
                                                           member of the Board of Directors and
                                                           served as Chairman of the Board from
                                                           March 2003 through March 2006. From
                                                           September 1987 to December 2002, Mr.
                                                           Johnston was with Equitable Securities
                                                           Corporation (and its successors,
                                                           SunTrust Equitable Securities and
                                                           SunTrust Robinson Humphrey) serving in
                                                           various investment banking and
                                                           managerial positions, including
                                                           Managing Director and Head of
                                                           Investment Banking, Chief Executive
                                                           Officer and Vice Chairman. Mr. Johnston
                                                           is also a Director of The Hartford
                                                           Mutual Funds II, Inc., The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc.

PHILLIP O. PETERSON        Director         Since          Mr. Peterson is a mutual fund             90      Mr. Peterson is a
(age 63)                                    2002(1)        industry consultant. He was a                     Director of the
c/o Hartford Mutual Funds                   Since          partner of KPMG LLP until 1999.                   William Blair Funds.
P.O. Box 2999                               2000(2)        Mr. Peterson joined William Blair
Hartford, CT 06104-2999                                    Funds in February 2007 as a member
                                                           of their board of trustees. From
                                                           January 2004 to April 2005, Mr.
                                                           Peterson served as Independent
                                                           President of the Strong Mutual
                                                           Funds. Mr. Peterson is also a
                                                           Director of The Hartford Income
                                                           Shares Fund, Inc., Hartford Series
                                                           Fund, Inc. and Hartford HLS Series
                                                           Fund II, Inc.

LEMMA W. SENBET            Director         Since 2005     Dr. Senbet is the William E. Mayer        90              N/A
(age 61)                                                   Chair Professor of Finance at the
c/o Hartford Mutual Funds                                  University of Maryland, Robert H.
P.O. Box 2999                                              Smith School of Business.  He was
Hartford, CT 06104-2999                                    chair of the Finance Department
                                                           during 1998-2006. Previously he was
                                                           an endowed professor of finance at
                                                           the University of
                                                           Wisconsin-Madison. Also, Dr. Senbet
                                                           was director of the Fortis Funds
                                                           from March 2000 until July 2002.
                                                           Dr. Senbet served the finance
                                                           profession in various capacities,
                                                           including as director of the
                                                           American Finance Association and
                                                           President of the Western Finance
                                                           Association. In 2006, Dr. Senbet
                                                           was inducted Fellow of Financial
                                                           Management Association
                                                           International for his career-long
                                                           distinguished scholarship and
                                                           professional service. Dr. Senbet is
                                                           also a Director of The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc.

(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                               TERM OF                                            IN FUND
                               POSITION      OFFICE* AND                                          COMPLEX
                              HELD WITH       LENGTH OF       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS      EACH COMPANY    TIME SERVED              PAST 5 YEARS                DIRECTOR      HELD BY DIRECTOR
  ---------------------    ---------------  -------------  -----------------------------------  -----------  ---------------------
THOMAS M. MARRA**          Director         Since 2002     Mr. Marra is President and Chief          90      Mr. Marra is a member
(age 49)                                                   Operating Officer of The Hartford                 of the Board of
c/o Hartford Mutual Funds                                  Financial Services Group, Inc.                    Directors of The
P.O. Box 2999                                              ("The Hartford").  He is also a                   Hartford.
Hartford, CT 06104-2999                                    member of the Board of Directors
                                                           for The Hartford. Mr. Marra was
                                                           named President and COO of The
                                                           Hartford in 2007. He has served as
                                                           COO of Hartford Life, Inc. from
                                                           2000, as President of Hartford Life,
                                                           Inc. since 2002, and as Director of
                                                           Hartford Life, Inc.'s Investment
                                                           Products Division from 1998 to
                                                           2000. Mr. Marra served as Chairman
                                                           of the Board of the Companies from
                                                           2002 to 2004. He currently also
                                                           serves as a Director of The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc. and served as
                                                           Chairman of the Board of these
                                                           companies from 2002 to 2004.

LOWNDES A. SMITH**         Director         Since          Mr. Smith served as Vice Chairman         90      Mr. Smith is a
(age 68)                                    1996(1)        of The Hartford from February                     Director of White
c/o Hartford Mutual Funds                   Since 2002(2)  1997 to January 2002, as                          Mountains Insurance
P.O. Box 2999                                              President and Chief Executive                     Group, Ltd.
Hartford, CT 06104-2999                                    Officer of Hartford Life, Inc.
                                                           from February 1997 to January 2002,
                                                           and as President and Chief
                                                           Operating Officer of The Hartford
                                                           Life Insurance Companies from
                                                           January 1989 to January 2002. Mr.
                                                           Smith is also a Director of The
                                                           Hartford Income Shares Fund, Inc.,
                                                           Hartford Series Fund, Inc. and
                                                           Hartford HLS Series Fund II, Inc.

DAVID M. ZNAMIEROWSKI**    Director         Director       Mr. Znamierowski currently serves         90               N/A
(age 47)                                    Since          as Director and President of
c/o Hartford Mutual Funds                   1999(1)        Hartford Investment Management
P.O. Box 2999                               Director       Company ("Hartford Investment
Hartford, CT 06104-2999                     Since 2005(2)  Management"), as Chief Investment
                                                           Officer and Executive Vice
                                                           President for The Hartford and
                                                           Hartford Life, Inc., as Director,
                                                           Chief Investment Officer and
                                                           Executive Vice President of
                                                           Hartford Life Insurance Company
                                                           and as Chief Investment Officer
                                                           for Hartford Administrative
                                                           Services Company ("HASCO").
                                                           In addition, Mr. Znamierowski
                                                           serves as a Director of Hartford
                                                           Series Fund, Inc., Hartford HLS
                                                           Series Fund II, Inc., and
                                                           The Hartford Income Shares
                                                           Fund, Inc.

JOHN C. WALTERS            President and    Since 2007     Mr. Walters currently serves as           N/A             N/A
(age 46)                   Chief Executive                 President of U.S. Wealth
c/o Hartford Mutual Funds  Officer                         Management Division and Director
P.O. Box 2999                                              of Hartford Life, Inc. Mr.
Hartford, CT 06104-2999                                    Walters previously served as
                                                           Executive Vice President and
                                                           Director of the Investment Products
                                                           Division of Hartford Life, Inc. Mr.
                                                           Walters also serves as Co-Chief
                                                           Executive Officer, Co-President,
                                                           and Director of Hartford Life
                                                           Insurance Company and Executive
                                                           Vice President of The Hartford. .
                                                           Mr. Walters is also Chief Executive
                                                           Officer, Manager and President of
                                                           HIFSCO and HL Advisors. In
                                                           addition, Mr. Walters is Vice
                                                           President of The Hartford Income
                                                           Shares Fund, Inc. Hartford Series
                                                           Fund, Inc.,  Hartford HLS Series
                                                           Fund II, Inc. Previously, Mr.
                                                           Walters was with First Union
                                                           Securities.

ROBERT M. ARENA, JR.       Vice             Since 2006     Mr. Arena serves as Senior Vice           N/A             N/A
(age 39)                   President                       President of Hartford Life and
c/o Hartford Mutual Funds                                  heads its Retail Product
P.O. Box 2999                                              Management Group in the U.S.
Hartford, CT 06104-2999                                    Wealth Management Division.
                                                           Additionally, Mr. Arena is Director
                                                           and Senior Vice President of HASCO,
                                                           Manager and Senior Vice
                                                           President/Business Line Principal
                                                           of Hartford Investment Financial
                                                           Services, LLC ("HIFSCO") and
                                                           Manager and Senior Vice President
                                                           of HL Investment Advisors LC ("HL
                                                           Advisors"). Prior to joining The
                                                           Hartford in 2004, he was Senior
                                                           Vice President in charge of Product
                                                           Management for American
                                                           Skandia/Prudential in the
                                                           individual annuities division. Mr.
                                                           Arena had joined American Skandia
                                                           in 1996. In addition, Mr. Arena is
                                                           Vice President of The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc.

TAMARA L. FAGELY           Vice             Since          Ms. Fagely has been Vice                  N/A             N/A
(age 49)                   President,       2002(1)        President of HASCO since 1998 and
c/o Hartford Mutual Funds  Controller       Since 1993(2)  Chief Financial Officer since
500 Bielenberg Drive       and Treasurer                   2006. Currently, Ms. Fagely is a
Woodbury, MN 55125                                         Vice President of Hartford Life.
                                                           She served as Assistant Vice
                                                           President of Hartford Life from
                                                           December 2001 through May 2005. In
                                                           addition, Ms. Fagely is Chief
                                                           Financial Officer and Controller of
                                                           HIFSCO and Vice President,
                                                           Controller and Treasurer of The
                                                           Hartford Income Shares Fund, Inc.,
                                                           Hartford Series Fund, Inc. and
                                                           Hartford HLS Series Fund II, Inc.

SUSAN FLEEGE               AML Compliance   Since 2005     Ms. Fleege has served as Chief            N/A             N/A
(age 48)                   Officer                         Compliance Officer for HASCO
c/o Hartford Mutual Funds                                  since 2005 and Hartford Investor
P.O. Box 2999                                              Services Company, LLC ("HISC")
Hartford, CT 06104-2999                                    since 2006.  Ms. Fleege also
                                                           serves as the AML Compliance
                                                           Officer for HASCO and HISC. Prior
                                                           to joining Hartford Life in 2005,
                                                           Ms. Fleege was Counsel for
                                                           Ameriprise Financial Corporation
                                                           from 2000 to 2005. In addition, Ms.
                                                           Fleege serves as AML Compliance
                                                           Officer for The Hartford Income
                                                           Shares Fund, Inc., Hartford Series
                                                           Fund, Inc. and Hartford HLS Series
                                                           Fund II, Inc.

THOMAS D. JONES III        Vice             Since 2006     Mr. Jones joined Hartford Life as         N/A             N/A
(age 43)                   President                       Vice President and Director of
c/o Hartford Mutual Funds  and Chief                       Securities Compliance in 2006
P.O. Box 2999              Compliance                      from SEI Investments ("SEI"),
Hartford, CT 06104-2999    Officer                         where he served as Chief
                                                           Compliance Officer for its mutual
                                                           funds and investment advisers.
                                                           Prior to joining SEI, Mr. Jones was
                                                           First Vice President and Compliance
                                                           Director for Merrill Lynch
                                                           Investment Managers (Americas)
                                                           ("MLIM"), where he worked from
                                                           1992-2004. In addition, Mr. Jones
                                                           is Vice President and Chief
                                                           Compliance Officer of The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc.

EDWARD P. MACDONALD        Vice             Since 2005     Mr. Macdonald serves as Assistant         N/A             N/A
(age 40)                   President,                      General Counsel and Assistant
c/o Hartford Mutual Funds  Secretary                       Vice President of The Hartford
P.O. Box 2999              and Chief                       and Chief Legal Officer and Vice
Hartford, CT 06104-2999    Legal Officer                   President of HIFSCO. He also
                                                           serves as Vice President of HASCO,
                                                           Assistant Vice President of
                                                           Hartford Life, and Chief Legal
                                                           Officer, Secretary and Vice
                                                           President of HL Advisors. Prior to
                                                           joining The Hartford in 2005, Mr.
                                                           Macdonald was Chief Counsel,
                                                           Investment Management, with
                                                           Prudential Financial (formerly
                                                           American Skandia Investment
                                                           Services, Inc.). He joined
                                                           Prudential in April 1999.
                                                           Additionally, Mr. Macdonald serves
                                                           as Vice President, Secretary and
                                                           Chief Legal Officer for The
                                                           Hartford Income Shares Fund, Inc.,
                                                           Hartford Series Fund, Inc. and
                                                           Hartford HLS Series Fund II, Inc.

VERNON J. MEYER            Vice             Since 2006     Mr. Meyer serves as Senior Vice           N/A             N/A
(age 43)                   President                       President of Hartford Life and
c/o Hartford Mutual Funds                                  Director of its Investment
P.O. Box 2999                                              Advisory Group in the U.S. Wealth
Hartford, CT 06104-2999                                    Management Division. He also
                                                           serves as Senior Vice President of
                                                           HIFSCO and HL Advisors. Prior to
                                                           joining The Hartford in 2004, Mr.
                                                           Meyer served as Vice President and
                                                           managing director of MassMutual,
                                                           which he joined in 1987. In
                                                           addition, Mr. Meyer is Vice
                                                           President of The Hartford Income
                                                           Shares Fund, Inc., Hartford Series
                                                           Fund, Inc. and Hartford HLS Series
                                                           Fund II, Inc.

DENISE A. SETTIMI          Vice             Since 2005     Ms. Settimi currently serves as           N/A             N/A
(age 47)                   President                       Operations Officer and Assistant
c/o Hartford Mutual Funds                                  Vice President of HASCO.  She is
500 Bielenberg Drive                                       also Assistant Vice President of
Woodbury, MN 55125                                         HIFSCO and Hartford Life.
                                                           Previously, Ms. Settimi was with
                                                           American Express Financial
                                                           Advisors, where she was Director of
                                                           Retirement Plan Services from 1997
                                                           to 2003. In addition, Ms. Settimi
                                                           is a Vice President of The Hartford
                                                           Income Shares Fund, Inc., Hartford
                                                           Series Fund, Inc. and Hartford HLS
                                                           Series Fund II, Inc.

(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.

* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management or affiliated companies.

     STANDING COMMITTEES. Each board of directors has established an Audit Committee, a Compliance Committee, an Investment Committee and a Nominating Committee.

     Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable board of directors in its oversight of the qualifications, independence and performance of the Funds' independent registered public accounting firm; the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof; and the performance of the Fund's internal audit function, and (iii) acts as a liaison between the Funds' independent registered public accounting firm and the respective full board. The Funds' independent registered accounting firm reports directly to the Audit Committees. The Audit Committees regularly report to the Boards of Directors.

     Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. Each Compliance Committee assists the applicable board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal Securities Laws.

     Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. Each Investment Committee, which was established on February 1, 2005, assists the applicable board in its oversight of the Funds' investment performance and related matters.


     Each Nominating Committee currently consists of all non-interested directors of the funds: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra
S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. Each Nominating Committee screens and selects candidates to the applicable board of directors. Each Nominating Committee screens and selects candidates to the board of directors and periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the board of directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.

     At a meeting held on February 7, 2008, each Board of Directors dissolved the respective Litigation Committee.

     During the Fiscal year ended October 31, 2007, the above referenced committees of each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. met the following number of times: Audit Committee - 5 times, Investment Committee - 6 times, Nominating Committee - 1 times and the Compliance Committee 5 times.

     All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser.

     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2007 (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

                                                                              AGGREGATE DOLLAR RANGE
                                                                             OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN
                               DOLLAR RANGE OF EQUITY SECURITIES            BY DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR                        IN THE FUND                          INVESTMENT COMPANIES
  ----------------    ---------------------------------------------------   -------------------------
Lynn S. Birdsong      Capital Appreciation II Fund       $50,001-$100,000         Over $100,000
                      Equity Income Fund                  $10,001-$50,000
                      Global Growth Fund                   Over $100,000
                      Money Market Fund                     $1-$10,000
                      Stock Fund                         $50,001-$100,000
                      Total Return Bond Fund              $10,001-$50,000

Dr. Robert M. Gavin   Balanced Allocation Fund             Over $100,000          Over $100,000
                      Global Growth Fund                 $10,001-$50,000
                      Growth Fund                          Over $100,000
                      Growth Opportunities Fund            Over $100,000
                      Money Market Fund                   $10,001-$50,000
                      Total Return Bond Fund             $50,001-$100,000

Duane E. Hill         Capital Appreciation Fund            Over $100,000          Over $100,000
                      Floating Rate Fund                 $50,001-$100,000

Sandra S. Jaffee      Capital Appreciation Fund          $50,001-$100,000        $50,001-$100,000

William P. Johnston   Capital Appreciation Fund            Over $100,000          Over $100,000
                      Capital Appreciation II Fund         Over $100,000
                      Floating Rate Fund                   Over $100,000

Phillip O. Peterson   Capital Appreciation II Fund       $50,001-$100,000        $50,001-$100,000
                      Global Technology Fund              $10,001-$50,000

Lemma W. Senbet       Capital Appreciation II Fund        $10,001-$50,000         Over $100,000
                      Dividend and Growth Fund            $10,001-$50,000
                      Global Health Fund                  $10,001-$50,000
                      Growth Opportunities Fund           $10,001-$50,000
                      Money Market Fund                     $1-$10,000
                      Small Company Fund                  $10,001-$50,000
                      Tax-Free National Fund                $1-$10,000
                      Value Fund                            $1-$10,000

INTERESTED DIRECTORS

                                                                              AGGREGATE DOLLAR RANGE
                                                                             OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN
                               DOLLAR RANGE OF EQUITY SECURITIES            BY DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR                        IN THE FUND                          INVESTMENT COMPANIES
  ----------------    ---------------------------------------------------   -------------------------
Thomas M. Marra       Capital Appreciation Fund            Over $100,000          Over $100,000
                      Capital Appreciation II Fund         Over $100,000
                      Dividend and Growth Fund             Over $100,000
                      Fundamental Growth                   Over $100,000
                      Global Growth Fund                   Over $100,000
                      Growth Opportunities Fund            Over $100,000
                      High Yield Fund                      Over $100,000
                      International Opportunities Fund      $1-$10,000
                      MidCap Fund                          Over $100,000
                      Small Company Fund                   Over $100,000
                      Stock Fund                           Over $100,000
                      Tax-Free National                    Over $100,000

Lowndes A. Smith      Advisers Fund                       $10,001-$50,000         Over $100,000
                      Capital Appreciation Fund            Over $100,000
                      Global Growth Fund                 $50,001-$100,000
                      Global Health Fund                 $50,001-$100,000
                      Global Technology Fund              $10,001-$50,000
                      International Opportunities Fund    $10,001-$50,000
                      MidCap Fund                        $50,001-$100,000
                      Small Company Fund                 $50,001-$100,000

David M. Znamierowski  High Yield Fund                     $10,001-$50,000        Over $100,000

     COMPENSATION OF OFFICERS AND DIRECTORS The Funds pay a portion of the chief compliance officer's compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2007 and certain other information.

                                                                   PENSION OR
                                                 AGGREGATE         RETIREMENT
                            AGGREGATE        COMPENSATION FROM      BENEFITS
                        COMPENSATION FROM      THE HARTFORD        ACCRUED AS    ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
   NAME OF PERSON,     THE HARTFORD MUTUAL    MUTUAL FUNDS II,      PART OF        BENEFITS UPON        THE FUNDS AND FUND
      POSITION             FUNDS, INC.              INC.         FUND EXPENSES      RETIREMENT      COMPLEX PAID TO DIRECTORS*
   ---------------     -------------------   -----------------   -------------   ----------------   --------------------------
Lynn S. Birdsong,            $ 73,608              $6,660              $0               $0                   $180,500
Director
Dr. Robert M. Gavin,         $101,134              $9,151              $0               $0                   $248,000
Director
Duane E. Hill,               $ 64,432              $5,830              $0               $0                   $158,000
Director
Sandra S. Jaffee,            $ 61,476              $5,563              $0               $0                   $150,750
Director
William P. Johnston,         $ 72,181              $6,531              $0               $0                   $177,000
Director
Phillip O. Peterson,         $ 73,710              $6,670              $0               $0                   $180,750
Director
Lemma W. Senbet,             $ 60,864              $5,507              $0               $0                   $149,250
Director
Lowndes A. Smith,            $ 71,161              $6,439              $0               $0                   $174,500
Director

----------
* As of October 31, 2007, five registered investment companies in the Complex paid compensation to the directors.

     The sales load for Class A and Class L shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, the sub-advisers, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

     Each Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

As of January 31, 2008 the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of that date, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:

ADVISERS FUND                             CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-------------                             -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            52.16%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     17.76%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   9.90%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                               6.85%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              81.43%
Roy Farms Inc.
Richard L Youngblut Trustee Ind (K)
Jesup IA                                                                                 18.57%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        85.91%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                        14.09%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                 100.00%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           92.22%

BALANCED ALLOCATION FUND                  CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------------                  -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            36.43%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                 8.35%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     12.53%
MLPF&S For The Sole Benefit of Its
Customers
Attn Fund Administration
Jacksonville FL                                               8.70%
LPL Financial Services
San Diego CA                                                                   33.77%
NFS LLC FEBO
Eugene M Clary Foundation Inc
Marietta GA                                                                    12.20%
NFS LLC FEBO
Antonio E Friguls
Maria A Friguls
Coral Gables FL                                                                 6.96%
Pershing LLC
Jersey City NJ                                                                  6.94%
Pershing LLC
Jersey City NJ                                                                  5.26%

MG Trust Co Cust FBO
Robbins Tesar Inc 401k Plan
Denver CO                                                                                61.75%
West-East Technology Inc 401K Plan
Mark E Stovall Trustee Ind (K)
FBO Shirley Stovall
Hart MI                                                                                  25.33%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                               6.31%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        99.70%
Hartford Securities Distrib. Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                                  97.33%

BALANCED INCOME FUND                      CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
--------------------                      -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            63.53%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                23.59%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     56.17%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                         11.97%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                              19.04%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                   5.46%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                          100.00%

CAPITAL APP II FUND                       CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-------------------                       -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            21.25%
MLPF&S For The Sole Benefit of Its
Customers
Attn Fund Administration
Jacksonville FL                             6.96%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     12.82%
MLPF&S For The Sole Benefit of Its
Customers
Attn Fund Administration
Jacksonville FL                                              11.94%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                  11.57%
Counsel Trust DBA Matc
FBO United Restaurant Equipment Co
Pittsburgh PA                                                                            27.44%
MG Trust Co Cust FBO
Tomlinson/Erwin-Lambeth Inc 401K                                                          8.84%

Denver CO
MG Trust Co Cust FBO
Grand Island Chiropractic Center
Denver CO                                                                                 6.71%
Counsel Tr Dba Matc FBO
Westerly Dental Group Inc
Employees PSP
Pittsburgh PA                                                                                      87.82%
Reliance Trust Co Cust For
Self Trusted FBO Cappadonna
Electrical Contractors Inc
Atlanta GA                                                                                                   57.25%
Pershing LLC

Jersey City NJ                                                                                               18.72%
Knutson Company LLC
Robert A Knutson Trustee Ind (k)
North Mankato MN                                                                                             16.28%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                   5.79%
State Street Bank & Trust Cust
FBO The Hartford Capital Appreciation II
Attn Marilyn Orr
Woodbury MN                                                                                                           49.57%
State Street Bank & Trust Comm
FBO The Hartford Conservative
Attn Marilyn Orr
Woodbury MN                                                                                                           27.29%
State Street Bank & Trust Cust
FBO The Hartford Capital Appreciation II
Attn Marilyn Orr
Woodbury MN                                                                                                            6.70%
State Street Bank & Trust Cust
FBO The Hartford Target Retirement 2020
Fund
Attn Marilyn Orr
Woodbury MN                                                                                                            6.25%

CAPITAL APPRECIATION FUND                 CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
--------------------------                -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            25.81%
MLPF&S For The Sole Benefit of Its
Customers
Attn Fund Administration
Jacksonville FL                             8.17%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     15.79%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                          6.08%
MLPF&S For The Sole Benefit of Its
Customers
Attn Fund Administration
Jacksonville FL                                              16.35%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                  15.29%
Charles J Walker Defined Benefit
Pension Acct of Charles J Walker
Bakersfield CA                                                                           46.19%

Pershing LLC
Jersey City NJ                                                                           33.91%
Hartford Life Insurance Company
Attn Mark Strogoff
Hartford CT                                                                              19.90%
Hartford Life Insurance Company
Separate Accounts 401K Business
Hartford CT                                                                                        91.68%
Vanguard Fiduciary Trust Co
FBO Various Retirement Plans
Valley Forge PA                                                                                     5.20%
Hartford Life Insurance Company
Separate Accounts 401K Business
Hartford CT                                                                                                  58.06%
Hartford Securities Distrib Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                                  41.87%
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           17.62%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           17.00%
State Street Bank & Trust Cust
FBO The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           14.82%
State Street Bank & Trust Cust
FBo Hartford Checks & Balances
Att: Marilyn Orr
Woodbury MN                                                                                                           13.82%
State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
Attn Marilyn Orr
Woodbury MN                                                                                                            5.94%
Calhoun & Co C/O Comerica Bank
Detroit MI                                                                                                             5.61%
NFS LLC FEBO
FIIOC Agent FBO
Qualifies Employee Plans 401K FINOPS-IC
Funds
Covington KY                                                                                                           5.58%

CHECKS & BALANCES FUND                    CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------------------                    -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            43.07%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     22.68%
MLPF&S For The Sole Benefit of Its
Customers
Attn Fund Administration
Jacksonville FL                                              12.23%
Citigroup Global Markets Inc.
Attn: Peter Booth
New York NY                                                   5.71%

CONSERVATIVE ALLOCATION FUND              CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------------------------              -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting   32.00%

Maryland Hts MO
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                11.53%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      9.16%
MLPF&S For The Sole Benefit of Its
Customers
Attn Fund Administration
Jacksonville FL                                               8.95%
NFS LLC FEBO
David Rouen TTEE Tsaile Inc PSP
Carolina Bch NC                                                                73.48%
NFS LLC FEBO
Ernesto A Pinero
Maria O Pinero
Miami FL                                                                        8.43%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              52.30%
MG Trust Co Cust FBO
Robbins Tesar Inc 401k Plan
Denver CO                                                                                47.70%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        98.93%
Hartford Securities Distrib. Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                                  93.72%

DISCIPLINED EQUITY FUND                   CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-----------------------                   -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            60.27%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     29.69%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                               9.79%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   8.41%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              99.06%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                       100.00%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                 100.00%
State Street Bank & Trust Cust
FBO The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           39.11%
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           27.10%

State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
Attn Marilyn Orr
Woodbury MN                                                                                                           21.31%
State Street Bank & Trust Cust
FBO The Hartford Conservative Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           10.04%

DIVIDEND & GROWTH FUND                    CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------------------                    -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            69.98%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     33.60%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                               8.67%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   6.83%
MG Trust Co Cust FBO
Waupaca Motor Sales Inc
Denver CO                                                                                49.48%
MG Trust Co TTEE
Palco Telecom Service Inc
Denver CO                                                                                13.20%
MG Trust Co Ttee
Cambeck Petroleum Corp
Denver CO                                                                                10.61%
MG Trust Co Cust FBO
S B Sager & Associates Inc
Denver CO                                                                                 8.01%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                               6.24%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        95.65%
Hartford Securities Distrib. Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                                  93.72%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                   6.28%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           50.46%
State Street Bank & Trust Cust
FBo Hartford Checks & Balances Fund
Att: Marilyn Orr
Woodbury MN                                                                                                           47.18%

EQUITY GROWTH ALLOCATION FUND             CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-----------------------------             -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            17.06%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                15.20%

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      5.96%
MLPF&S For The Sole Benefit of Its
Customers
Attn Fund Administration
Jacksonville FL                                               8.13%
Raymond James & Assoc Inc
FBO Larry Miller & Stan Baatz Ttee
Ed Miller & Sons Inc PSP
FBO David Miller
Omaha NE                                                                       24.18%
Raymond James & Assoc Inc
FBO Larry Miller & Stan Baatz Ttee
Ed Miller & Sons Inc PSP
Omaha NE                                                                       19.22%
Pershing LLC
Jersey City NJ                                                                 16.28%
Raymond James & Assoc Inc
FBO Larry K Miller & Stan M Baatz Ttee
Ed Miller & Sons Inc PSP
Omaha NE                                                                       16.12%
Raymond James & Assoc Inc
FBO Larry Miller & Stan Baatz
Ttee Ed Miller & Sons Inc PSP
FBO Larry Miller
Omaha NE                                                                       10.05%
LPL Financial Services
San Diego CA                                                                    7.28%
MG Trust Co Cust FBO
Robbins Tesar Inc 401k Plan
Denver CO                                                                                98.70%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        99.06%
Hartford Life Insurance Company
Separate Account
Government Business
Hartford CT                                                                                                  72.25%
Hartford Securities Distrib Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                                  23.73%

EQUITY INCOME FUND                        CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------                        -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            80.86%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     53.13%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                               8.50%
Pershing LLC
Jersey City NJ                                                                 10.69%
LPL Financail Services
San Diego CA                                                                    5.93%
Pershing LLC
Jersey City NJ                                                                  5.47%
Pershing LLC
Jersey City NJ                                                                  5.12%
Leonard Gamss FBO

Kaylim Supply Corp 401k PSP
Bronx NY                                                                                 83.64%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              10.59%
Brooks & Associates 401K Plan
Clinton M Brooks Trustee Ind (k)
Idaho Falls ID                                                                            5.76%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                       100.00%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                 100.00%
State Street Bank & Trust Comm
Est Hartford Balanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           44.12%
State Street Bank & Trust Comm
Est Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           31.66%
State Street Bank & Trust Comm
Est Hartford Conservative
Attn Marilyn Orr
Woodbury MN                                                                                                           13.78%
State Street Bank & Trust Comm
Est Hartford Aggressive
Attn Marilyn Orr
Woodbury MN                                                                                                            7.51%

FLOATING RATE FUND                        CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------                        -------  -------  -------  -------  -------  --------  --------  --------  -------
MLPF&S For The Sole Benefit of Its
Customers
Attn Fund Administration
Jacksonville FL                            16.19%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                 7.84%
Prudential Investment Management
Service FBO Mutual Fund Clients
Attn Pruchoice Unit
Iselin NJ                                   5.15%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                     16.40%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              16.28%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                  14.10%
Charles Schwab & Co Inc
Special Custody Account
FBO Customers
Attn Mutual Funds
San Francisco CA                                                                         38.77%
MG Trust Co Cust FBO
Circle D Tranmission Ltd
Denver CO                                                                                23.37%

MG Trust Co Cust FBO
Abington Family Dentistry PC
Denver CO                                                                                15.95%
MG Trust Co Cust FBO
Sunset Boulevard Animal Clinic Ltd
Denver CO                                                                                 7.21%
MG Trust Co Cust FBO
Dana Dental Associates
Denver CO                                                                                 6.24%
Community Bank Na Cust
FBO Clients of BPA-Harbridge Ret Pl
Utica NY                                                                                           98.10%
Pershing LLC
Jersey City NJ                                                                                               40.48%
Pershing LLC
Jersey City NJ                                                                                               23.81%
Pershing LLC
Jersey City NJ                                                                                               11.91%
Pershing LLC
Jersey City NJ                                                                                                7.14%
State Street Bank & Trust Comm
Est The HartfordBallanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           52.17%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           18.26%
SEI Private Trust Co
FBO Rockland Trust
Att Mutual Funds
Oaks PA                                                                                                               13.51%
State Street Bank & Trust Comm
Est The Hartford Conservative
Attn Marilyn Orr
Woodbury MN                                                                                                           10.34%

FUNDAMENTAL GROWTH FUND                   CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-----------------------                   -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            32.81%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     14.56%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   6.23%
Wellington Trust Co
FBO Wellington Ret & Pension Plan
Boston MA                                                                                                            100.00%

GLOBAL COMMUNICATION FUND                 CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-------------------------                 -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            13.73%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                             9.24%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                     22.42%

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      5.77%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              33.89%
Wellington Trust Co
FBO Wellington Ret & Pension Plan
Boston MA                                                                                                            100.00%


GLOBAL FINANCIAL SERVICES FUND            CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------------------            -------  -------  -------  -------  -------  --------  --------  --------  -------
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                33.90%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            27.68%
MLPF&S For The Sole Benefit of Its
Customers
Attn Fund Adminitration
Jacksonville FL                             5.96%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     12.08%
MLPF&S For The Sole Benefit of Its
Customers
Attn Fund Adminitration
Jacksonville FL                                               8.37%
UBS Financial Services Inc FBO
Carl Voce & Constantina Voce
Palos Verdes Est CA                                           5.33%
Wellington Trust Co
FBO Wellington Ret & Pension Plan
Boston MA                                                                                                            100.00%

GLOBAL GROWTH FUND                        CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------                        -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            49.02%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     22.01%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   8.75%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                               7.49%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              78.68%
Roy Farms Inc
Richard L Youngblut Trustee Ind (k)
Jesup IA                                                                                 11.56%
Natlin LLC
Jason Trumbauer Trustee Ind (k)
Jesup IA                                                                                  9.76%
NFS LLC FEBO
FMT CO Cust IRA Sepp
FBO William S Shea
Thornton CO                                                                                         7.60%

NFS LLC FEBO
FMT CO Cust R/O IRA
FBO John A Moore
Thornton CO                                                                                         6.31%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                 100.00%
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           30.33%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           29.30%
State Street Bank & Trust Cust
FBO The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           23.05%
State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
Attn Marilyn Orr
Woodbury MN                                                                                                           11.58%

GLOBAL HEALTH FUND                        CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------                        -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            24.41%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     17.36%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              15.38%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   7.87%
William H Gates III and
Melinda French Gates Co-Trustees
Bill & Melinda Gates Foundation
Kirkland WA                                                                                                           98.90%

GLOBAL TECHNOLOGY FUND                    CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------------------                    -------  -------  -------  -------  -------  --------  --------  --------  -------

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            24.34%
Hartford Life Insurance Company
Separate Accounts 401K Business
Hartford CT                                 5.56%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      8.10%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                  16.13%
Wellington Trust Co
FBO Wellington Ret & Pension Plan
Boston MA                                                                                                            100.00%

GROWTH ALLOCATION FUND                    CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------------------                    -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting   24.48%

Maryland Hts MO
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                 7.12%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      8.17%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                               8.87%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   6.01%
NFS LLC FEBO
Noramn W Hinton
Carmen Hinton
Miami FL                                                                       21.03%
NFS LLC FEBO
NFS/FMTC R/O IRA
FBO Julio D Torres
Coral Gables FL                                                                20.07%
NFS LLC FEBO
NFS/FMTC R/O IRA
FBO Walter A Alvarez
Coral Gables FL                                                                15.64%
NFS LLC FEBO
Antonio E Friguls
Maria A Friguls
Coral Gables FL                                                                10.84%
Pershing LLC
Jersey City NJ                                                                  5.73%
LPL Financial Services
San Diego CA                                                                    5.70%
MG Trust Co Cust FBO
Robbins Tesar Inc 401k Plan
Denver CO                                                                                75.07%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              18.77%
Counsel Trust DBA MATC
FBO United Restaurant Equipment Co
401K Profit Sharing Plan & Trust
Pittsburgh PA                                                                             6.16%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        99.68%
Hartford Securities Distrib. Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                                  68.34%
Hartford Life Insurance Company
Separate Account
Government Business
Hartford CT                                                                                                  30.41%

GROWTH FUND                               CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-----------                               -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            20.91%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                 7.89%

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     14.04%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              13.33%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   7.54%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              70.87%
Trust Co N A FBO
Dutton Plumbing Inc 401k PSP & Tr
Thousand Oaks CA                                                                         29.13%
Hartford Life Insurance Company
Separate Accounts 401K Business
Hartford CT                                                                                        98.76%
Hartford Securities Distrib. Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                                  88.06%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                  11.94%
NFSC FIIOC Agent FBO
Qualified Employee Plans 401k FINOPS-IC
Funds
Covington KY                                                                                                          68.30%
John M Petersen
Naples FL                                                                                                             11.17%
Wachovia Bank FBO
Variouis Retirement Plans
Charlotte NC                                                                                                           9.30%
Charles Schwab & Co Inc
Special Custody Account
FBO Customers
Attn Mutual Funds
San Francisco CA                                                                                                       7.24%

GROWTH OPPORTUNITIES FUND                 CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-------------------------                 -------  -------  -------  -------  -------  --------  --------  --------  -------
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                            35.02%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                             8.44%
Prudential Investment Management
Service FBO: Mutual Fund Clients
Newark NJ                                   6.14%
Citigroup Global Market Inc
Attn Peter Booth
New York NY                                          7.63%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                      7.30%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      6.90%
MLPF&S For The Sole Benefit of its                           32.47%

Customers
Attn Fund Administration
Jacksonville FL
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                  21.07%
Maril & Co FBO 76 C/O M&I Tr Co NA
Milwaukee WI                                                                   13.72%
Ast Capital Trust Company as Ttee
FBO Capital Associated Industries Inc
Pension Plan
Phoenix AZ                                                                               41.64%
Ast Capital Trust Compansy as Ttee
FBO Fletcher Machine Co Inc
Savings and Retirement Plan
Phoenix AZ                                                                               17.99%
State Street Bank and Trust Co Cust
FBO Executive Caterers at landerhaven
401K Plan
Cleveland OH                                                                             11.76%
Mark English
FBO English Excavating & Plumbing Co Inc
401K
Ridgeland MS                                                                              7.06%
Hartford Life Insurance Company
Separate Accounts 401K Business
Hartford CT                                                                                        92.45%
Hartford Securities Distrib Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                         6.78%
Hartford Securities Distrib Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                                  32.92%
Charles Schwab & Co Inc
Special Custody Account
FBO Customers
Attn Mutual Funds
San Francisco CA                                                                                             31.84%
Donald Simmons
FBO AIFG Consultants LTD 401K PSP & Tr
Cohoes NY                                                                                                    14.46%
Pershing LLC
Jersey City NJ                                                                                               11.05%
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           25.50%
State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth Fund
Attn Marilyn Orr
Woodbury MN                                                                                                           13.81%
NFS LLC FEBO
American Trust & VGS DBA Trusty TTEE
FBO Clients
Dubuque IA                                                                                                            10.66%

HIGH YIELD MUNICIPAL BOND FUND            CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------------------            -------  -------  -------  -------  -------  --------  --------  --------  -------
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration                   25.75%

Jacksonville FL
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                13.47%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            11.01%
UBS Financial Services Inc
FBO Michael W Kemery
Donna E Kemery
JT TEN WROS
Clearfield IA                               5.49%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     15.67%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                         14.52%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                      9.84%
Raymond James & Assoc Inc
FBO Rash EA TR
St Petersburg FL                                     6.64%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              34.01%
Prudential Investment Management Service
FBO Mutual Fund Clients
Newark NJ                                                                      32.91%
Raymond James & Assoc Inc
FBO Preik Reinhold
St Petersburg FL                                                               14.96%
NFS LLC FEBO
Charlotte Carpenter McCurley Par
Charlotte Carpenter McCurley
Cypress TX                                                                      9.02%
Pershing LLC
Jersey City NJ                                                                  7.60%

HIGH YIELD FUND                           CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
---------------                           -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            44.64%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     21.14%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                               7.47%
NFS LLC FEBO
Eugene M Clary Foundation Inc
Marietta GA                                                                    58.51%
Pershing LLC
Jersey City NJ                                                                 29.66%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                    11.83%
Hartford Life Insurance Company
Attn: Mark Strogoff                                                                      87.34%

Hartford CT
Brooks & Associates 401K Plan
Clinton M Brooks Trustee Ind (K)
Idaho Falls ID                                                                           12.66%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                       100.00%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                 100.00%
State Street Bank & Trust Cust
FBO The Hartford Income Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           82.96%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           11.52%

INCOME ALLOCATION FUND                    CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------------------                    -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            50.66%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                11.27%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     22.27%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              10.45%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                               9.06%
LPL Financial Services
San Diego CA                                                                   10.75%
NFS LLC FEBO
Elmore Family II LLC
McLean VA                                                                       7.27%
NFS LLC FEBO
Elmore Family III LLC
McLean VA                                                                       7.27%
NFS LLC FEBO
Lois A Topping
McLean VA                                                                       5.62%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              69.87%
Brooks & Associates 401K Plan
Clinton M Brooks Trustee Ind (K)
Idaho Falls ID                                                                           30.13%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        98.01%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                  91.54%
Hartford Life Insurance Company
Separate Account
Government Business

INCOME FUND                               CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-----------                               -------  -------  -------  -------  -------  --------  --------  --------  -------
Hartford CT                                                                                                   8.46%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            45.85%
Kansas Post Secondary Education Savings
Plan
468 AGG
American Century Investments
Kansas City MO                              6.74%
Kansas Post Secondary Education Savings
Plan
471 Moderate
American Century Investments
Kansas City MO                              6.45%
Kansas Post Secondary Education Savings
Plan
472 Con
American Century Investments
Kansas City MO                              5.60%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     30.12%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              14.32%
State Street Bank & Trust Cust
FBO The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           62.47%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           15.46%
State Street Bank & Trust Cust
FBO The Hartford Conservative Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           12.32%

INFLATION PLUS FUND                       CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-------------------                       -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                             8.53%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                             5.24%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                         10.13%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                      7.46%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              15.18%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   9.39%

FTC & Co
Denver CO                                                                       7.81%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              78.36%
Colonial Contracting Inc
Terrence M Gavin Trustee Ind (K)
Mequon WI                                                                                21.64%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                       100.00%
State Street Bank & Trust Cust
FBO The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           37.39%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           20.06%
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           18.68%
State Street Bank & Trust Cust
FBO The Hartford Conservative Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           12.78%
State Street Bank & Trust Cust
FBO The Hartford Income Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                            8.07%

INTERNATIONAL GROWTH FUND                 CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-------------------------                 -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            50.56%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     22.71%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                          5.40%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                  16.13%
Raymond James & Assoc Inc
FBO Hallstein
St Petersburg FL                                                                6.43%
Raymond James & Assoc Inc
FBO Felio David
St Petersburg FL                                                                5.78%
Raymond James & Assoc Inc
FBO Trammell
St Petersburg FL                                                                5.58%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan TR
Attn Marilyn Orr
Woodbury MN                                                                                                           80.78%
NFS FEBO
FIIOC Agent FBO
Qualified Employee
Plans 401K Finops-IC Funds

Covington KY                                                                                                           9.21%

INTERNATIONAL OPPORTUNITIES FUND          CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
--------------------------------          -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            52.02%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     17.65%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                  11.60%
Charles J Walker Defined Benefit
Pension Acct of Charles J Walker
Bakersfield CA                                                                           42.12%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              38.45%
Susan Willis Research Ind 401K Plan
Susan Willis Trustee Ind (K)
Montgomery AL                                                                            10.44%
Natlin LLC
Jason Trumbauer Trustee Ind (K)
Jesup IA                                                                                  6.97%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                        63.17%
MG Trust Co Cust
FBO John Hinderer Honda 401K Plan
Denver CO                                                                                          31.38%
Realestocks Inc Indiv 401K Plan
Jason P Stockwell Trustee Ind (K)
Minneapolis MN                                                                                      5.46%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                 100.00%
State Street Bank & Trust Comm
Est Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           33.48%
State Street Bank & Trust Cust
The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           30.37%
State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
Attn Marilyn Orr
Woodbury MN                                                                                                           13.56%
NFS LLC FBO
Huntington National Bank
Columbus OH                                                                                                            8.68%

INTERNATIONAL SMALL COMPANY FUND          CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
--------------------------------          -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            19.30%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      6.94%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                          6.30%

MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                               9.35%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   6.82%
NFS LLC FEBO
FBO Andrew Daly
Vail CO                                                                        19.64%
UBS Financial Services Inf
FBO Mayme L McWhorter Revocable Trust
Pasadena CA                                                                    10.56%
Pershing LLC
Jersey City NJ                                                                 10.38%
NFS LLC FEBO
Royal Waffle King
Attn Charlie Crowder
Marietta GA                                                                     9.29%
NFS LLC FEBO
Howard A Slone TTEE
William & Adele Slone Fam B Tr
Alpharetta GA                                                                   9.02%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                     5.20%
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           35.29%
State Street Bank & Trust Cust
FBO The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           28.00%
State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
Attn Marilyn Orr
Woodbury MN                                                                                                           14.97%

MIDCAP FUND                               CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-----------                               -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            33.65%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     17.84%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                          5.50%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   9.90%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           38.93%
Attn Michael Clark
First Clearing LLC
New York NY                                                                                                           27.16%
Calhoun & Co C/O Comerica Bank
Detroit MI                                                                                                             8.35%

Wellington Trust Co
FBO Wellington Ret & Pension Plan
Bostin MA                                                                                                              6.50%
Wachovia Bank FBO
Variouis Retirement Plans
Charlotte NC                                                                                                           6.13%

MIDCAP GROWTH FUND                        CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------                        -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            24.28%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      8.51%
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                                                                                          100.00%

MIDCAP VALUE  FUND                        CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------                        -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn Mutual Fund Shareholder Accounting
Maryland Hts MO                            55.45%
Edward D Jones & Co
Attn Mutual Fund Shareholder Accounting
Maryland Hts MO                                     19.60%
State Street Bank and Trust Co Ttee
FBO Vaious American NW Retirement Plans
Kansas City MO                                                                                                        78.44%
T. Rowe Price Retirement Plan Svcs
FBO Retirement Plan Clients
Owings Mills MD                                                                                                       21.56%

MONEY MARKET FUND                         CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-----------------                         -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                             6.97%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                 6.39%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      8.59%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                  13.67%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              75.55%
Susan Willis Research Ind 401K Plan
Susan Willis Trustee Ind (K)
Montgomery AL                                                                            24.45%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        99.37%
Hartford Securities Distrib. Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                                  99.60%
State Street Bank & Trust Cust
FBO The Hartford Income Allocaction
Attn Marilyn Orr
Woodbury MN                                                                                                           68.93%
State Street Bank & Trust Cust                                                                                        28.42%

FBO The Hartford Conservative Allocation
Attn Marilyn Orr
Woodbury MN

RETIREMENT INCOME FUND                    CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------------------                    -------  -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                54.82%
Hartford Securities Distrib. Co Inc
FBO Various Retirement Plans
Hartford CT                                10.63%
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                 8.09%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                             7.47%
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                         44.49%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     15.99%
US Bank National Assoc C/F
Gerald P Best
Davis CA                                            12.67%
US Bank National Assoc C/F
David L Brueggemann
Delavan WI                                          10.42%
A G Edwards & Sons Inc FBO
Roy M Smeal
Saint Louis MO                                       7.42%
US Bank National Assoc C/F
Leonardo A Menchaca
El Paso TX                                           5.27%
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                                  26.05%
First Clearing LLC
Donald L Levaul
Las Vegas NV                                                 18.51%
First Clearing
Phillip Litman
Rockyville MD                                                 5.92%
NFS LLC FEBO
Mary Barbara Dalbey Living Tru
Mary B Dalbey B Gelston Ttee
El Cerrito CA                                                 5.38%
A G Edwards & Sons Cust FBO
John D Sohlstrom
Barre VT                                                      5.34%
NFS LLC FEBO
FBO Rodney F Duffey
Minden NE                                                     5.32%
MG Trust Co Cust
FBO Tomlinson/Erwin-Lambeth Inc 401K
Denver CO                                                                                88.05%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              11.95%
Hartford Life Insurance Company
Separate Accounts 401k Business                                                                    92.34%

Hartford CT
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                         7.66%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                  98.54%
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                                                                                          100.00%

SELECT MIDCAP VALUE FUND                  CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------------                  -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            26.01%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     16.67%
State Street Bank & Trust Cust
Est Hartford Select Midcap Value
Attn Marilyn Orr
Woodbury MN                                                                                                           34.82%
State Street Bank & Trust Comm
Est Hartford  Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           29.92%
State Street Bank & Trust Cust
FBO Hartford Aggressive
Attn Marilyn Orr
Woodbury MN                                                                                                           24.65%
State Street Bank & Trust Comm
Est The Hartford Conservative
Attn Marilyn Orr
Woodbury MN                                                                                                            7.86%

SELECT SMALL CAP VALUE FUND               CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
---------------------------               -------  -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                87.16%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                         48.44%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      6.16%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                  34.82%
State Street Bank & Trust Comm
Est Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           41.70%
State Street Bank & Trust Comm
The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           26.68%
State Street Bank & Trust Comm
Est Hartford Aggressive
Attn Marilyn Orr
Woodbury MN                                                                                                           24.16%
State Street Bank & Trust Comm
Est The Hartford Conservative                                                                                          5.00%

Attn Marilyn Orr
Woodbury MN

SHORT DURATION FUND                       CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-------------------                       -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            24.97%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                            14.95%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      8.01%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                      5.17%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              26.19%
State Street Bank & Trust Cust
FBO The Hartford Balanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           34.57%
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           31.08%
State Street Bank & Trust Cust
FBO The Hartford Conservative Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           22.22%
State Street Bank & Trust Cust
FBO The Hartford Income Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                            8.68%

SMALL CAP GROWTH FUND                     CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
---------------------                     -------  -------  -------  -------  -------  --------  --------  --------  -------
Charles Schwab & Co Inc
Special Custody Account
FBO Customers
San Francisco CA                            6.53%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                             6.11%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   5.26%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              85.74%
Natlin LLC
Jason Trumbauer Trustee Ind (K)
Jesup IA                                                                                 13.52%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        91.12%
John Mulkey
FBO Zuffa LLC 401K PSP & Tr
Las Vegas NV                                                                                        6.72%

Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                 100.00%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           69.97%
NFSC FIIOC Agent FBO
Qualified Employees Plans 401k FINOPS-IC
Funds
Covington KY                                                                                                          25.31%

SMALL COMPANY FUND                        CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------                        -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            25.12%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      8.67%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                  11.04%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                               6.98%
Emjay Corporation Custodian
FBO Plans of RPSA Customers
Greenwood Vlg CO                                                                         44.10%
State Street Bank and Trust Co Cust
FBO Nannicola Wholesale
Youngstown OH                                                                            16.96%
State Street Bank and Trust Co Cust
FBO Prosep Technologies Inc
Houston TX                                                                                8.22%
State Street Bank and Trust Co Cust
FBO Composite Technologies
Dayton OH                                                                                 6.65%
Counsel TR DBA Mid Atlantic Trust Co FBO
Douglas E Beilstein DDS PSP & TR
Pittsburgh PA                                                                             5.28%
Wells Fargo Bank West NA
FBO Various Fascorp Recordkept Plan
Omni Wells Fargo Institutional
Greenwood Vlg CO                                                                                   51.67%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        34.76%
Reliance Tr FBO Clarendon
National Insurance Co Savings
Atlanta GA                                                                                                   29.49%
Hartford Securities Distrib. Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                                  26.86%
Charles Schwab & Co Inc
Special Custody Account
FBO Customers
Attn Mutual Funds
San Francisco CA                                                                                             22.22%
Wells Fargo Bank NA FBO Ret Plan Svcs
Minneapolis MN                                                                                               19.31%

NFSC FEBO FIIOC Agent FBO
Qualified Employees Plans 401k FINOPS-IC
Funds
Covington KY                                                                                                          46.49%
State Street Bank & Trust Cust
FBO The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           19.19%
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           16.08%
State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth Fund
Attn Marilyn Orr
Woodbury MN                                                                                                            8.29%

STOCK FUND                                CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------                                -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward Jones & Company
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            47.36%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            17.48%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   7.87%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                               6.62%
MG Trust Co TTEE
Palco Telecom Service Inc
Denver CO                                                                                42.42%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                              35.29%
Susan Willis Research Ind 401K Plan
Susan Willis Trustee Ind (K)
Montgomery AL                                                                            11.91%
Natlin LLC
Jason Trumbauer Trustee Ind (K)
Jesup IA                                                                                 10.38%
Pershing LLC
Jersey City NJ                                                                                     74.73%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                        25.27%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                 100.00%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           68.15%
Saxon & Co
Philadelphia PA                                                                                                       21.92%
State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
Attn Marilyn Orr
Woodbury MN                                                                                                            5.77%

STRATEGIC INCOME FUND                     CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
---------------------                     -------  -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                23.08%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                            17.48%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                             7.34%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     15.04%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                         13.07%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                               7.11%
State Street Bank & Trust Comm
FBO The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           63.64%
State Street Bank & Trust Comm
FBO The Hartford Conservative
Attn Marilyn Orr
Woodbury MN                                                                                                           16.14%
State Street Bank & Trust Comm
FBO The Hartford Income Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                            8.09%
State Street Bank & Trust Comm
FBO The Hartford Tartget Retirement 2020
Fund
Attn Marilyn Orr
Woodbury MN                                                                                                            7.78%

TARGET RETIREMENT 2010 FUND               CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
---------------------------               -------  -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                67.59%
Hartford Securities Distrib. Co Inc
FBO 403(B)(7) Premier Enterprise Product
Hartford CT                                 8.83%
NFS LLC FEBO
NFS/FMTC IRA
FBO Betty S Price
Jacksonville Beach FL                               28.70%
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                         22.23%
A G Edwards & Sons C/F
Dorothy S McMichael
Jackson GA                                          19.90%
Raymond James & Assoc Inc CSDN
FBO Robert S Langford
Danville KY                                          8.79%
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                                  25.65%
Bear Stearns Securities Corp                                 20.36%

CBrooklyn NY
NFS LLC FEBO
Clarito Toledo Marayag
Olivia Guevarra Marayag
Irvine CA                                                    10.93%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                             100.00%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        99.25%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                                  91.77%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                   8.23%
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                                                                                          100.00%

TARGET RETIREMENT 2020 FUND               CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
---------------------------               -------  -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                72.92%
US Bank National Assoc C/F
Susan Alford
Middlesex NC                                        12.59%
US Bank Natl Assoc C/F
Courtney Searls-Ridge
Seattle WA                                           7.36%
UBS Financial Services Inc FBO
Mary Ellis Bell
Weehawken NJ                                         6.06%
Kristina A Pickens
Chapin SC                                            5.75%
NFS LLC FEBO
FBO Robert W Edrington
Clarksville AR                                       5.36%
First Clearing LLC
Margaret A Matz
Capon Bridge WV                                      5.17%
US Bank National Assoc C/F
Judith E Barkley
Burlington CT                                                21.73%
US Bank National Assoc C/F
Larry E Patterson
Spearfish SD                                                 10.99%
US Bank National Assoc C/F
Maria G Dichoso-Wood
Mint Hill NC                                                 10.86%
WYES ENERGY Inc
Bruce E Crane Trustee Ind K
Hernando FL                                                   8.65%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                             100.00%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        99.75%
Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                          99.79%

Hartford CT
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                                                                                          100.00%

TARGET RETIREMENT 2030 FUND               CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
---------------------------               -------  -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                80.66%
US Bank National Assoc C/F
Arletha L Northrop
Everett WA                                          12.12%
US Bank National Assoc C/F
Fred A Beyer
Orland Park  IL                                      6.89%
First Clearing LLC
Alice Bowlby Southwick
Raleigh NC                                           6.28%
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                          6.18%
LPL Financail Services
San Diego CA                                                 13.90%
Pershing LLC
Jersey City NJ                                                7.60%
US Bank National Assoc C/F
Kelly D Cain
LaGrange GA                                                   6.45%
US Bank National Assoc C/F
Janet L Turner
Inola OK                                                      6.40%
US Bank National Assoc C/F
Paul A Turner
Inola OK                                                      6.00%
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                                   5.73%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                             100.00%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        99.68%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                  97.14%
H L Investoment Advisors
Attn Marilyn Orr
Woodbury MN                                                                                                          100.00%

TAX-FREE CALIFORNIA FUND                  CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------------                  -------  -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                22.13%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            13.49%
Wells Fargo Investments LLC
Minneapolis MN                              8.78%
First Clearing LLC
Husher Revocable Trust
John & Margaret Husher                      6.37%

Los Altos CA
First Clearing LLC
Parke Jones Trust
Parke Jones Ttss
Los Angeles CA                              5.43%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     19.17%
NFS LLC FEBO
Mollie L Vasquez TTEE
Lawrence Vasquez Bypass TR
Morgan Hill CA                                      13.84%
NFS LLC FEBO
Arthur Zuber & Martha Schuett TR
Martha Schuett TTEE
Sebastopol CA                                       11.29%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              12.69%

TAX-FREE MINNESOTA FUND                   CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-----------------------                   -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            50.99%
US Bancorp Investments Inc
Saint Paul MN                              18.24%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     29.94%
Florence M Lutter
Rochester MN                                        19.21%
First Clearing LLC
Carol Smithers
Coon Rapids MN                                      16.38%
First Clearing LLC
Harriett C Kurek
Minneapolis MN                                      14.91%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                      8.87%
NFS LLC FEBO
Lucille M Stolpman
Ortonville MN                                        6.33%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              20.21%
Pershing LLC
Jersey City NJ                                               19.41%
Roger Rossum
Karen Rossum JTWROS TOD
Erhard MN                                                     8.44%
AG Edwards & Sons Inc
Judith A Vasko & Ronald Vasko Ttees
Saint Louis MO                                                7.77%
LPL Financail Services
San Diego CA                                                  7.27%
Wells Fargo Investments LLC
Minneapolis MN                                                7.20%
Wells Fargo Investments LLC
Minneapolis MN                                                6.54%

Betty Mae Nelson  TOD
Thomas M Dahl, Vickier Lee-Lasley &
Julie N Nelson POA
Hutchinson MN                                                         23.30%
Helen C Johnson and
Marsha D Fuerst JTTEN
White Bear Lake MN                                                    16.29%
Ernest C Radunz
Litchfield MN                                                          5.16%
U.S. Bancorp investments, Inc.
Minneapolis MN                                                         5.11%

TAX-FREE NATIONAL FUND                    CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------------------                    -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            35.89%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                            15.74%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                 5.81%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     15.30%
Mae Lovett TOD
West Palm Beach FL                                   5.19%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              12.83%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   9.26%
David B Kerhoff
Delores M Kerhoff JTWROS
Templeton IA                                                  6.31%
Thomas A Hebert TOD
Oconomowoc WI                                                          7.05%
Raymond James & Assoc Inc
FBO Preik Reinhold
St Petersburg FL                                                               78.15%

TAX-FREE NEW YORK FUND                    CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------------------                    -------  -------  -------  -------  -------  --------  --------  --------  -------
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                86.18%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                         70.64%
NFS LLC FEBO
Maureen Trenk
New York NY                                          6.57%
Julia Daniels
Fern C Wesley POA
Philadelphia PA                                      5.78%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                  43.75%

Raymond James & Assoc Inc
FBO Kaufman Evelyn
St Petersburg FL                                              8.87%
NFS LLC FEBO
Alice R Cohen
Michael Cohen
New York NY                                                   7.74%
Raymond James & Assoc Inc
FBO Szulman Marcos
St Petersburg FL                                              5.60%

TOTAL RETURN BOND FUND                    CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------------------                    -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            53.40%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     22.06%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   6.53%
MLPF&S for the sole benefit of its
customers
Attn Fund Administration
Jacksonville FL                                               6.53%
Hartford Life Insurance Company
Attn Mark Strogoff
Hartford CT                                                                              57.03%
Brooks & Associates 401K Plan
Clinton M Brooks Trustee Ind (K)
Idaho Falls ID                                                                           24.86%
Arthur C Klemchuck
Arthur C Klemchuck Trustee Ind (K)
Portage MI                                                                               16.45%
Hartford Life Insurance Company
Separate Accounts 401K Business
Hartford CT                                                                                        95.53%
Hartford Securities Distrib Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                         5.06%
Hartford Securities Distrib Co Inc
FBO Various Retirement Plans
Hartford CT                                                                                                  94.03%
Hartford Life Insurance Company
Attn Mark Strogoff
Hartford CT                                                                                                   5.97%
State Street Bank & Trust Cust
FBo Hartford Checks & Balances Fund
Att: Marilyn Orr
Woodbury MN                                                                                                           34.82%
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           20.56%
State Street Bank & Trust Cust
FBO The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           17.77%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan Trust
Attn Marilyn Orr
Woodbury MN                                                                                                           13.55%

State Street Bank & Trust Cust
FBO The Hartford Conservative Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                            5.48%

U.S. GOVERNMENT SECURITIES FUND           CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
-------------------------------           -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            25.14%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                      8.21%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              21.96%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                   8.07%

VALUE FUND                                CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
----------                                -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            49.07%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     19.69%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                    39.38%
NFS LLC FEBO
Traci D Jacobs
Winter Park FL                                                                 31.11%
NFS LLC FEBO
David L Quinn
Middleton MA                                                                   16.28%
NFS LLC FEBO
NFS/FMTC
FBO Phyllis J Dobin
Silver Spring MD                                                               13.23%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                             100.00%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                       100.00%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                 100.00%
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           43.97%
State Street Bank & Trust Cust
FBO The Hartford Ballanced Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           36.08%
State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth Fund
Attn Marilyn Orr
Woodbury MN                                                                                                           16.67%

VALUE OPPORTUNITIES FUND                  CLASS A  CLASS B  CLASS C  CLASS L  CLASS I  CLASS R3  CLASS R4  CLASS R5  CLASS Y
------------------------                  -------  -------  -------  -------  -------  --------  --------  --------  -------
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                            18.82%
Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting
Maryland Hts MO                                     18.82%
Citigroup Global Markets, Inc.
Attn: Peter Booth
New York NY                                                  12.47%
MLPF&S For The Sole Benefit of its
Customers
Attn Fund Administration
Jacksonville FL                                              10.14%
State Street Bank and Trust Co Cust
FBO Day Nursery Association
Indianapolis IN                                                                          51.06%
State Street Bank and Trust Co Cust
FBO Marvin Maeser Plumbing 401K
Louisville KY                                                                            33.00%
MG Trust Co Cust  Agent TTEE
Frontier Trust Co
Erickson Oil Products 401k PSP
Fargo ND                                                                                  7.98%
Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                                                                        99.45%
Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                                 100.00%
West Virginia Savings Plan Trustee
FBO West Virginia Savings Plan TR
Attn Marilyn Orr
Woodbury MN                                                                                                           88.00%
State Street Bank & Trust Cust
FBO The Hartford Conservative Allocation
Attn Marilyn Orr
Woodbury MN                                                                                                           11.69%

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders. As of January 31, 2008, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record 85.66% LargeCap Growth Fund and 77.28% of the Tax-Free New York Fund, and therefore, is a control person of each of those Funds.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO. The investment management agreements provide that HIFSCO, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of each Fund. In addition, HIFSCO provides administrative services to both Companies, including, personnel, services, equipment and facilities and office space for proper operation of the Companies. Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

     With respect to Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, Money Market Fund, MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Growth Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income

Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, HIFSCO has entered into an investment services agreement with Hartford Investment Management for the provision of the day-to-day investment management services. With respect to Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund, HIFSCO has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the applicable Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. With respect to Select SmallCap Value Fund, HIFSCO has entered into investment sub-advisory agreements with KAR, MetWest Capital and SSgA FM. Under the sub-advisory agreements, KAR, MetWest Capital and SSgA FM, subject to the general supervision of the applicable Company's board of directors and HIFSCO, are responsible for (among other things) the day-to-day investment and reinvestment of the assets of Select SmallCap Value Fund and furnishing advice and recommendations with respect to investments and the purchase and sale of appropriate securities for Select SmallCap Value Fund. With respect to Checks and Balances Fund, HIFSCO does not employ the services of a sub-adviser in its management of the fund.

     Hartford Investment Management administers the asset allocation program for Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. HIFSCO administers the asset allocation program for Checks and Balances Fund.

     The Funds (except the funds of funds) rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the applicable Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

     The specific conditions of the exemptive order are as follows:

     1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities.

     2. The applicable Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, the applicable Funds must hold themselves out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

     3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders participating in the applicable Funds will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HIFSCO will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

     4. HIFSCO will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders.

     5. At all times, a majority of the Board of Directors of the Company will be directors who are not "interested persons," as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

     6. When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Fund and the shareholders participating in the Fund and does not involve a conflict of interest from which HIFSCO or the affiliated sub-adviser derives an inappropriate advantage.

     7. HIFSCO will provide general management services to the Company and the applicable Funds, including overall supervisory responsibility for the general management and investment of each applicable Fund's investments portfolio, and, subject to review and approval by the Board of Directors, will: (a) set the applicable Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the applicable Fund's assets;
(c) allocate and, when appropriate, reallocate the applicable Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the applicable Fund's investment objective, policies and restrictions.

     8. No director or officer of the Company or directors or officers of HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

     9. The Company will include in its registration statement the aggregate fee disclosure.

     10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Funds. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

     11. HIFSCO will provide the Board of Directors, no less often than quarterly, with information about HIFSCO's profitability. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

     12. When a sub-adviser is hired or terminated, HIFSCO will provide the Board of Directors with information showing the expected impact on HIFSCO's profitability.

     As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee (except Checks and Balances Fund, which pays no management fee), which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. With respect to each of the Funds, except Checks and Balances Fund, HIFSCO, not any Fund, pays the sub-advisory fees to the applicable sub-adviser(s) and the investment services fee to Hartford Investment Management.

MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            1.00%
Next $250 million             0.95%
Next $500 million             0.90%
Amount Over $1 billion        0.85%

SELECT SMALLCAP VALUE FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            1.00%
Next $500 million             0.95%
Amount Over $1 billion        0.90%

GLOBAL EQUITY FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.95%
Next $500 million             0.90%
Amount Over $1 billion        0.85%

GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND, INTERNATIONAL GROWTH FUND AND INTERNATIONAL SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.90%
Next $500 million             0.85%
Amount Over $1 billion        0.80%

SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $100 million            0.90%
Next $150 million             0.80%
Next $250 million             0.70%
Amount Over $500 million      0.65%

GROWTH FUND, GROWTH OPPORTUNITIES FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $100 million            0.90%
Next $150 million             0.80%
Amount Over $250 million      0.70%

FUNDAMENTAL GROWTH FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.85%
Next $500 million             0.80%
Amount Over $1 billion        0.75%

SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            0.85%
Next $250 million             0.80%
Next $500 million             0.75%
Next $500 million             0.70%
Amount Over $1.5 billion      0.65%

GLOBAL GROWTH FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, AND MIDCAP VALUE FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.85%
Next $500 million             0.75%
Amount Over $1 billion        0.70%

CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND AND VALUE FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.80%
Next $500 million             0.70%
Amount Over $1 billion        0.65%

EQUITY INCOME FUND(1), MIDCAP GROWTH FUND, SELECT MIDCAP VALUE FUND AND STOCK
FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.75%
Next $500 million             0.70%
Amount Over $1 billion        0.65%

(1) Effective November 1, 2007, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2008.

DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.75%
Next $500 million             0.65%
Amount Over $1 billion        0.60%

BALANCED INCOME FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            0.725%
Next $250 million             0.700%
Next $500 million             0.675%
Amount Over $1 billion        0.650%

HIGH YIELD FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.70%
Next $500 million             0.65%
Next $4 billion               0.60%
Next $5 billion               0.58%
Amount Over $10 billion       0.57%

ADVISERS FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.690%
Next $500 million             0.625%
Amount Over $1 billion        0.575%

FLOATING RATE FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.65%
Next $4.5 billion             0.60%
Next $5 billion               0.58%
Amount Over $10 billion       0.57%

LARGECAP GROWTH FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.65%
Next $500 million             0.60%
Amount Over $1 billion        0.55%

TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.550%
Next $500 million             0.525%
Next $4 billion               0.500%
Next $5 billion               0.480%
Amount Over $10 billion       0.470%

INCOME FUND, INFLATION PLUS FUND, TAX-FREE CALIFORNIA FUND, TAX-FREE NEW YORK FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.55%
Next $4.5 billion             0.50%
Next $5 billion               0.48%
Amount Over $10 billion       0.47%

HIGH YIELD MUNICIPAL BOND FUND (2) AND STRATEGIC INCOME FUND (2)

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.550%
Next $500 million             0.500%
Next $4 billion               0.475%
Next $5 billion               0.455%
Over $10 billion              0.445%

(2) Effective June 1, 2007, HIFSCO has voluntarily agreed to waive the management fees until May 31, 2008.

SHORT DURATION FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.50%
Next $4.5 billion             0.45%
Next $5 billion               0.43%
Amount Over $10 billion       0.42%

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $1 billion              0.45%
Next $4 billion               0.40%
Next $5 billion               0.38%
Amount Over $10 billion       0.37%

BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, EQUITY GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, INCOME ALLOCATION FUND, RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.15%
Amount Over $500 million      0.10%

SUB-ADVISORY/INVESTMENT SERVICES FEES

The sub-advisory/investment services fee rates are as follows:

Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, MidCap Growth Fund, Money Market Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund (HIMCO's portion), SmallCap Growth Fund (HIMCO's portion), Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
All Assets                 At Cost

Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $100 million            0.450%
Next $400 million             0.350%
Amount over $500 million      0.300%

Fundamental Growth Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Amount over $150 million      0.250%

International Growth Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Amount over $500 million      0.225%

International Small Company Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.350%
Amount over $150 million      0.275%

Capital Appreciation Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
All Assets                    0.235%

Growth Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Next $500 million             0.200%

Global Growth Fund, International Opportunities Fund and MidCap Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Next $500 million             0.200%

Equity Income Fund and Value Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.350%
Next $100 million             0.275%
Next $350 million             0.225%
Amount over $500 million      0.175%

MidCap Value Fund, SmallCap Growth Fund (Wellington's portion) and Value Opportunities Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Amount over $500 million      0.200%

Disciplined Equity Fund, Dividend and Growth Fund and Stock Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.325%
Next $100 million             0.250%
Next $350 million             0.200%
Next $500 million             0.150%

Growth Opportunities Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
All Assets                    0.259%

Advisers Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.220%
Next $100 million             0.180%
Next $350 million             0.150%
Next $500 million             0.125%

Capital Appreciation II Fund and Global Equity Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            0.500%
Next $250 million             0.450%
Next $500 million             0.400%
Amount Over $1 billion        0.350%

Balanced Income Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            0.270%
Next $250 million             0.220%
Next $500 million             0.210%
Amount over $1 billion        0.170%

Small Company Fund (Wellington's portion)


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
All Assets                    0.330%

ADVISORY FEE PAYMENT HISTORY

Because Global Equity Fund had not commenced operations as of the date of this SAI, there is no advisory fee or sub-advisory fee payment history available for Global Equity Fund.

For the last three fiscal years, each Hartford Fund paid HIFSCO the following advisory fees:

                                                     EXPENSE
                                                  REIMBURSEMENT
FUND NAME                           GROSS FEES         2007          NET PAID*
--------------------------------   ------------   -------------   --------------
Advisers Fund                      $ 10,176,735     $  813,217    $  9,363,518
Balanced Income Fund               $    202,998     $   40,297    $    162,701
Capital Appreciation Fund          $114,009,872     $       --    $114,009,872
Capital Appreciation II Fund       $  7,505,989     $       --    $  7,505,989
Checks and Balances Fund                    N/A            N/A             N/A
Disciplined Equity Fund            $  2,786,019     $   86,753    $  2,723,713
Dividend and Growth Fund           $ 24,039,835     $       --    $ 24,039,835
Equity Income Fund                 $  6,775,302     $  896,535    $  5,878,767
Floating Rate Fund                 $ 24,644,662     $   30,863    $ 24,613,799
Fundamental Growth Fund            $    562,044     $   23,392    $    538,652
Global Communications Fund         $    330,130     $   11,382    $    318,748
Global Financial Services Fund     $    296,035     $   21,015    $    275,020
Global Growth Fund                 $  6,223,574     $  152,047    $  6,071,527
Global Health Fund                 $  7,586,356     $    5,168    $  7,581,188
Global Technology Fund             $    568,318     $  253,966    $    314,352
High Yield Fund                    $  1,998,676     $  573,702    $  1,424,974
High Yield Municipal Bond Fund     $     78,147     $  111,588        ($33,411)(f)
Income Fund                        $  1,378,787     $  123,406    $  1,255,381
Inflation Plus Fund                $  3,501,863     $1,104,089    $  2,397,774
International Growth Fund          $  3,815,913     $   14,150    $  3,811,944
International Opportunities Fund   $  3,010,061     $   91,686    $  2,974,294
International Small Company Fund   $  2,429,446     $   30,184    $  2,399,262
LargeCap Growth Fund               $     65,262     $   43,149    $     22,113
MidCap Fund                        $ 23,369,825     $       --    $ 23,369,825
MidCap Growth Fund                 $    228,605     $   84,701    $    143,904
MidCap Value Fund                  $  3,864,950     $   51,409    $  3,813,541
Money Market Fund                  $  1,577,598     $  499,797    $  1,077,801
Select MidCap Value Fund           $    537,380     $   59.265    $    478,115
Select SmallCap Value Fund         $  1,025,006     $      110    $  1,024,896
Short Duration Fund                $  1,068,390     $   75,487    $    992,903
Small Company Fund                 $  4,125,334     $  109,974    $  4,015,360
Stock Fund                         $  8,574,407     $  929,962    $  7,644,445
Strategic Income Fund              $     97,984     $   97,984    $         --
Tax-Free California Fund           $    197,918     $   26,516    $    171,402
Tax-Free New York Fund             $     87,917     $   20,289    $     67,328
Total Return Bond Fund             $  5,403,498     $  553,765    $  4,849,733
Value Fund                         $  3,006,693     $   10,097    $  2,996,596
Equity Growth Allocation Fund      $    372,809     $   99,524    $    273,285
Growth Allocation Fund             $  1,015,593     $  178,310    $    837,283
Balanced Allocation Fund           $  1,101,491     $   39,804    $  1,061,687
Conservative Allocation Fund       $    262,838     $   67,311    $    195,527
Income Allocation Fund             $     66,835     $  100,064        ($33,229)(a)
Retirement Income Fund             $      3,207     $   82,941        ($79,734)(b)
Target Retirement 2010 Fund        $      9,356     $   82,173        ($72,817)(c)
Target Retirement 2020 Fund        $     16,484     $   83,718        ($67,234)(d)
Target Retirement 2030 Fund        $     13,343     $   84,201        ($70,858)(e)

* Gross fees offset by amount of Expense Reimbursement on total operating expenses.

(a)  Reimbursement of $100,064 exceeds advisory fee of $66,835

(b)  Reimbursement of $82,941 exceeds advisory fee of $3,207

(c)  Reimbursement of $82,173 exceeds advisory fee of $9,356

(d)  Reimbursement of $83,718 exceeds advisory fee of $16,484

(e)  Reimbursement of $84,201 exceeds advisory fee of $13,343

(f)  Reimbursement of $111,588 exceeds advisory fee of $78,147

                                                     EXPENSE
                                                  REIMBURSEMENT
FUND NAME                           GROSS FEES         2006          NET PAID*
--------------------------------   -----------    -------------   --------------
Advisers Fund                      $11,226,966      $  904,544    $10,322,422
Balanced Income Fund               $    19,553      $    8,652    $    10,901
Capital Appreciation Fund          $80,861,074      $       --    $80,861,074
Capital Appreciation II Fund       $ 2,084,142      $  127,689    $ 1,956,453
Disciplined Equity Fund            $ 3,236,123      $   62,612    $ 3,173,511
Dividend and Growth Fund           $19,633,450      $       --    $19,633,445
Equity Income Fund                 $ 4.239.403      $1,604,169    $ 2,635,234
Floating Rate Fund                 $ 7,534,068      $5,912,724    $ 1,621,344
Fundamental Growth Fund            $   760,282      $  136,113    $   624,169
Global Communications Fund         $   287,448      $  225,084    $    62,364
Global Financial Services Fund     $   242,694      $  169,334    $    73,360
Global Growth Fund                 $ 5,827,000      $  275,703    $ 5,551,297
Global Health Fund                 $ 6,045,979      $  106,066    $ 5,939,913
Global Technology Fund             $   577,193      $  282,766    $   294,427
High Yield Fund                    $ 2,234,451      $  500,541    $ 1,733,910
Income Fund                        $   434,265      $  142,139    $   292,126
Inflation Plus Fund                $ 5,095,807      $  604,062    $ 4,491,745
International Growth Fund          $ 3,088,581      $  252,300    $ 2,836,281
International Opportunities Fund   $ 1,861,601      $  108,878    $ 1,752,723
International Small Company Fund   $ 1,608,447      $  112,966    $ 1,495,481
MidCap Fund                        $21,918,359      $       --    $21,918,359
MidCap Growth Fund                 $   427,500      $   66,085    $   361,415
MidCap Value Fund                  $ 3,915,344      $  235,580    $ 3,679,764
Money Market Fund                  $ 1,241,944      $  404,266    $   837,678
Select MidCap Value Fund           $   523,364      $   87.939    $   435,425
Select SmallCap Value Fund         $    39,550      $    5,597    $    33,953
Short Duration Fund                $   742,961      $  130,460    $   612,501
Small Company Fund                 $ 3,079,607      $  250,219    $ 2,829,388
Stock Fund                         $ 9,137,101      $1,187,740    $ 7,949,361
Tax-Free California Fund           $   122,703      $   21,325    $   101,378
Tax-Free New York Fund             $    85,330      $   27,743    $    57,587
Total Return Bond Fund             $ 4,700,823      $   51,524    $ 4,649,299
Value Fund                         $ 1,197,928      $   15,515    $ 1,182,413
Equity Growth Allocation Fund      $   321,645      $  188,333    $   133,312
Growth Allocation Fund             $ 1,027,945      $  409,954    $   617,991
Balanced Allocation Fund           $ 1,141,595      $  132,903    $ 1,008,692
Conservative Allocation Fund       $   266,999      $   73,887    $   193,112
Income Allocation Fund             $    70,212      $   74,466       ($ 4,254)(a)
Retirement Income Fund             $     1,028      $   83,862       ($82,834)(b)
Target Retirement 2010 Fund        $     2,158      $   84,152       ($81,994)(c)
Target Retirement 2020 Fund        $     1,888      $   88,044       ($86,156)(d)
Target Retirement 2030 Fund        $     1,211      $   82,979       ($81,768)(e)

* Gross fees offset by amount of Expense Reimbursement on total operating expenses.

(a)  Reimbursement of $74,466 exceeds advisory fee of $70,212

(b)  Reimbursement of $83,862 exceeds advisory fee of $1,028

(c)  Reimbursement of $84,152 exceeds advisory fee of $2,158

(d)  Reimbursement of $88,044 exceeds advisory fee of $1,888

(e)  Reimbursement of $82,979 exceeds advisory fee of $1,211

                                                     EXPENSE
                                                  REIMBURSEMENT
FUND NAME                           GROSS FEES         2005        NET PAID*
--------------------------------   -----------    -------------   -----------
Advisers Fund                      $14,425,360      $  348,817    $14,076,543
Capital Appreciation Fund          $56,766,998              --    $56,766,998
Capital Appreciation II Fund       $   227,301      $   96,060    $   131,241
Disciplined Equity Fund            $ 2,929,419      $  114,686    $ 2,814,733
Dividend and Growth Fund           $17,693,015              --    $17,693,015
Equity Income Fund                 $ 3,118,002      $3,208,535       ($90,533)(a)
Floating Rate Fund                 $   334,884      $  385,126       ($50,242)(b)
Fundamental Growth Fund            $   964,411      $   54,259    $   910,152
Global Communications Fund         $   164,980      $   95,836    $    69,144
Global Financial Services Fund     $   202,708      $   85,748    $   116,960
Global Growth Fund                 $ 5,799,463      $  612,509    $ 5,186,954
Global Health Fund                 $ 4,071,263      $  339,582    $ 3,731,681
Global Technology Fund             $   547,613      $  317,552    $   230,061
High Yield Fund                    $ 2,725,465      $   10,244    $ 2,715,221
Income Fund                        $   293,793      $  114,478    $   179,315
Inflation Plus Fund                $ 5,202,427      $  528,422    $ 4,674,005
International Growth Fund          $ 1,987,067      $  278,511    $ 1,708,556
International Opportunities Fund   $ 1,212,816      $  244,485    $   968,331
International Small Company Fund   $ 1,072,393      $  153,282    $   919,111
MidCap Fund                        $20,063,734              --    $20,063,734
MidCap Growth Fund                 $   103,727      $   89,623    $    14,104
MidCap Value Fund                  $ 3,783,997      $  400,995    $ 3,383,002
Money Market Fund                  $ 1,262,510      $  597,417    $   665,093
Select MidCap Value Fund           $   103,695      $   14,292    $    89,403
Short Duration Fund                $   751,436      $  132,944    $   618,492
Small Company Fund                 $ 2,538,289      $  478,172    $ 2,060,117
Stock Fund                         $10,714,469      $  794,453    $ 9,920,016
Tax-Free California Fund           $    98,023      $   22,484    $    75,539
Tax-Free New York Fund             $    82,170      $   27,624    $    54,546
Total Return Bond Fund             $ 3,901,823      $  156,295    $ 3,745,528
Value Fund                         $ 1,035,598      $   31,229    $ 1,004,369
Equity Growth Allocation Fund      $   135,836      $  137,174        ($1,338)(c)
Growth Allocation Fund             $   473,103      $  328,562    $   144,541
Balanced Allocation Fund           $   584,436      $  243,796    $   340,640
Conservative Allocation Fund       $   177,177      $   75,079    $   102,098
Income Allocation Fund             $    50,622      $   55,572        ($4,950)(d)
Retirement Income Fund             $         9      $        4    $         5
Target Retirement 2010 Fund        $         6      $        4    $         2
Target Retirement 2020 Fund        $        16      $       11    $         5
Target Retirement 2030 Fund        $         6      $        5    $         1

* Gross fees offset by amount of Expense Reimbursement on total operating expenses.

(a)  Reimbursement of $3,208,535 exceeds advisory fee of $3,118,002

(b)  Reimbursement of $385,126 exceeds advisory fee of $334,884

(c)  Reimbursement of $137,174 exceeds advisory fee of $135,836

(d)  Reimbursement of $55,572 exceeds advisory fee of $50,622

     For the last three fiscal years, each Hartford II Fund paid HIFSCO the following advisory fees:

                                                    EXPENSE
                                                 REIMBURSEMENT
FUND NAME                           GROSS FEES        2007        NET PAID*
--------------------------------   -----------   -------------   -----------
Growth Fund                        $ 8,573,497      $ 99,643     $ 8,473,854
Growth Opportunities Fund          $10,877,440      $723,647     $10,153,793
SmallCap Growth Fund               $ 3,671,496      $884,385     $ 2,787,111
Tax-Free Minnesota Fund            $   261,283      $ 75,889     $   185,694
Tax-Free National Fund             $ 1,159,211      $440,804     $   718,407
U.S. Government Securities Fund    $ 1,069,621      $168,430     $   886,230
Value Opportunities Fund           $ 2,131,978      $182,775     $ 1,949,203

                                                   EXPENSE
                                                REIMBURSEMENT
FUND NAME                          GROSS FEES        2006        NET PAID*
--------------------------------   ----------   -------------   ----------
Growth Fund                        $9,397,279      $ 86,931     $9,310,348
Growth Opportunities Fund          $8,287,876      $800,769     $7,487,107
SmallCap Growth Fund               $3,454,610      $289,788     $3,164,822
Tax-Free Minnesota Fund            $  252,223      $ 43,608     $  208,615
Tax-Free National Fund             $  847,248      $174,634     $  672,614
U.S. Government Securities Fund    $1,513,689      $178,707     $1,334,982
Value Opportunities Fund           $2,301,794      $155,463     $2,146,331

                                                   EXPENSE
                                                REIMBURSEMENT
FUND NAME                          GROSS FEES        2005        NET PAID*
--------------------------------   ----------   -------------   ----------
Growth Fund                        $7,709,316      $421,774     $7,287,542
Growth Opportunities Fund          $6,060,778      $244,721     $5,816,057
SmallCap Growth Fund               $2,346,628      $189,611     $2,157,017
Tax-Free Minnesota Fund            $  260,951      $ 32,374     $  228,577
Tax-Free National Fund             $  726,442      $153,133     $  573,309
U.S. Government Securities Fund    $1,791,770      $201,921     $1,589,849
Value Opportunities Fund           $1,507,862      $149,765     $1,358,097

* Gross Fees offset by amount of Expense Reimbursement on total operating expenses.

     For the last three fiscal years, HIFSCO paid Wellington Management the following sub-advisory fees:

                                                 FEE WAIVER
FUND NAME                           GROSS FEES      2007        NET PAID
--------------------------------   -----------   ----------   -----------
Advisers Fund                      $ 2,194,021       $--      $ 2,194,021
Balanced Income                    $    75,600       $--      $    75,600
Capital Appreciation Fund          $37,361,071       $--      $37,361,071
Capital Appreciation II Fund       $ 3,527,558       $--      $ 3,527,558
Disciplined Equity Fund            $   809,010       $--      $   809,010
Dividend and Growth Fund           $ 6,017,572       $--      $ 6,017,572
Equity Income Fund                 $ 1,931,448       $--      $ 1,931,448
Fundamental Growth Fund            $   243,562       $--      $   243,562
Global Communications Fund         $   165,066       $--      $   165,066
Global Financial Services Fund     $   148,018       $--      $   148,018
Global Growth Fund                 $ 1,901,293       $--      $ 1,901,293
Global Health Fund                 $ 2,939,301       $--      $ 2,939,301
Global Technology Fund             $   284,160       $--      $   284,160
Growth Fund                        $ 2,687,254       $--      $ 2,687,254
Growth Opportunities Fund          $ 3,642,799       $--      $ 3,642,799
International Growth Fund          $ 1,184,073       $--      $ 1,184,073
International Opportunities Fund   $ 1,010,313       $--      $ 1,010,313
International Small Company Fund   $   879,830       $--      $   879,830
MidCap Fund                        $ 6,682,360       $--      $ 6,682,360
MidCap Value Fund                  $ 1,261,749       $--      $ 1,261,749
Small Company Fund                 $   919,002       $--      $   919,002
SmallCap Growth Fund               $ 1,072,825       $--      $ 1,072,825
Stock Fund                         $ 2,102,025       $--      $ 2,102,025
Value Fund                         $   958,132       $--      $   958,132
Value Opportunities Fund           $   730,554       $--      $   730,554

                                                 FEE WAIVER
FUND NAME                           GROSS FEES      2006        NET PAID
--------------------------------   -----------   ----------   -----------
Advisers Fund                      $ 2,249,040          --    $ 2,249,040
Balanced Income                    $     7,282          --    $     7,282
Capital Appreciation Fund          $22,126,006          --    $22,126,006
Capital Appreciation II Fund       $ 1,038,390          --    $ 1,038,390
Disciplined Equity Fund            $   921,537          --    $   921,537
Dividend and Growth Fund           $ 4,494,508          --    $ 4,494,508
Equity Income Fund                 $ 1,296,438          --    $ 1,296,438
Fundamental Growth Fund            $   278,086          --    $   278,086
Global Communications Fund         $   129,352    $129,352             --
Global Financial Services Fund     $   109,213    $109,213             --
Global Growth Fund                 $ 1,795,539          --    $ 1,795,539
Global Health Fund                 $ 2,180,303          --    $ 2,180,303
Global Technology Fund             $   259,737          --    $   259,737
Growth Fund                        $ 2,861,827          --    $ 2,861,827
Growth Opportunities Fund          $ 2,614,405          --    $ 2,614,405
International Growth Fund          $   897,146          --    $   897,146
International Opportunities Fund   $   672,528    $336,264    $   336,264
International Small Company Fund   $   575,096          --    $   575,096
MidCap Fund                        $ 5,854,584          --    $ 5,854,584
MidCap Value Fund                  $ 1,276,571          --    $ 1,276,571
Small Company Fund                 $ 1,005,695          --    $ 1,005,695
SmallCap Growth Fund               $ 1,197,143          --    $ 1,197,143
Stock Fund                         $ 2,177,342          --    $ 2,177,342
Value Fund                         $   447,316          --    $   447,316
Value Opportunities Fund           $   786,709          --    $   786,709

                                                 FEE WAIVER
FUND NAME                           GROSS FEES      2005        NET PAID
--------------------------------   -----------   ----------   -----------
Advisers Fund                      $ 3,058,047    $348,817    $ 2,709,230
Capital Appreciation Fund          $15,639,037          --    $15,639,037
Capital Appreciation II Fund       $   113,650          --    $   113,650
Disciplined Equity Fund            $   844,804          --    $   844,804
Dividend and Growth Fund           $ 4,090,025          --    $ 4,090,025
Equity Income Fund                 $   989,387          --    $   989,387
Fundamental Growth Fund            $   339,300          --    $   339,300
Global Communications Fund         $    74,269    $ 74,269             --
Global Financial Services Fund     $    91,259    $ 91,259             --
Global Growth Fund                 $ 1,788,081          --    $ 1,788,081
Global Health Fund                 $ 1,523,287          --    $ 1,523,287
Global Technology Fund             $   246,426          --    $   246,426
Growth Fund                        $ 2,432,071          --    $ 2,432,071
Growth Opportunities Fund          $ 1,977,966          --    $ 1,977,966
International Growth Fund          $   624,887          --    $   624,887
International Opportunities Fund   $   477,978    $238,989    $   238,989
International Small Company Fund   $   400,326          --    $   400,326
MidCap Fund                        $ 5,390,760          --    $ 5,390,760
MidCap Value Fund                  $ 1,237,882          --    $ 1,237,882
Small Company Fund                 $   871,498    $ 73,131    $   798,367
SmallCap Growth Fund               $   802,978          --    $   802,978
Stock Fund                         $ 2,480,475          --    $ 2,480,475
Value Fund                         $   393,470          --    $   393,470
Value Opportunities Fund           $   528,131          --    $   528,131

     For the last three fiscal years, HIFSCO paid the following sub-advisory fees for MidCap Growth Fund, Select MidCap Value Fund and Select SmallCap Value
Fund:

                                                 FEE WAIVER
FUND NAME                           GROSS FEES      2007        NET PAID
--------------------------------   -----------   ----------   -----------
MidCap Growth Fund                   $ 17,326        --         $ 17,326
Select MidCap Value Fund             $ 29,253        --         $ 29,253
Select SmallCap Value                $547,388        --         $547,388

                                                 FEE WAIVER
FUND NAME                           GROSS FEES      2006        NET PAID
--------------------------------   -----------   ----------   -----------
MidCap Growth Fund                   $213,810        --         $213,810
Select MidCap Value Fund             $293,899        --         $293,899
Select SmallCap Value                $ 21,082        --         $ 21,082

                                                 FEE WAIVER
FUND NAME                           GROSS FEES      2005        NET PAID
--------------------------------   -----------   ----------   -----------
MidCap Growth Fund                   $51,755         --         $51,755
Select MidCap Value Fund             $48,419         --         $48,419

* As of December 4, 2006; MidCap Growth Fund terminated it's sub-advisory relationship with Chartwell Investment Partners, L.P., Goldman Sachs Asset Management, L.P. and Northern Capital Management. As of the same date, Select MidCap Value Fund terminated it's sub-advisory relationship with Artisan Partners Limited Partnership, Cramer Rosenthal McGlynn, LLC and Sterling Capital Management, LLC. Both Funds now employ a single-manager approach with Hartford Investment Management Company providing sub-advisory services.

     For the last three fiscal years, HIFSCO paid Hartford Investment Management the following sub-advisory fees:


                                     2007         2006        2005
                                  ----------   ----------   --------
Floating Rate Fund                $4,688,646   $1,676,165   $ 78,790
High Yield Fund                   $  317,183   $1,064,088   $280,294
High Yield Municipal Bond Fund    $  255,508           --         --
Income Fund                       $  298,826   $  164,088   $ 37,763
Inflation Plus Fund               $  625,386   $  398,379   $694,468
LargeCap Growth Fund              $  211,990           --         --
MidCap Growth Fund                $  167,838           --         --
Money Market Fund                 $  369,865   $  261,233   $194,755
Select MidCap Value Fund          $  439,342           --         --
Short Duration Fund               $  219,394   $  220,575   $105,370
Small Company Fund                $  302,612   $  603,441         --
SmallCap Growth Fund              $  174,828           --         --
Strategic Income Fund             $   63,950           --         --
Tax-Free California Fund          $   74,246   $  103,214   $ 13,746
Tax-Free Minnesota Fund           $   71,892   $  110,128   $ 27,954
Tax-Free National Fund            $  213,672   $  162,523   $ 74,533
Tax-Free New York Fund            $   54,693   $   95,954   $ 11,523
Total Return Bond Fund            $1,056,069   $  722,060   $477,069
U.S. Government Securities Fund   $  176,787   $  243,172   $191,918
Equity Growth Allocation Fund     $   42,258   $   72,982         --
Growth Allocation Fund            $   42,258   $   94,520         --
Balanced Allocation Fund          $   42,258   $   99,427         --
Conservative Allocation Fund      $   42,258   $   71,540         --
Income Allocation Fund            $   42,258   $   65,763         --
Retirement Income Fund            $   42,258   $   64,489         --
Target Retirement 2010 Fund       $   42,258   $   64,792         --
Target Retirement 2020 Fund       $   42,258   $   64,679         --
Target Retirement 2030 Fund       $   42,258   $   64,558         --

     HIFSCO has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing each of the Funds when total fund operating expenses of the class exceed the following percentages. In addition, HIFSCO has agreed to limit permanently the total operating expenses of the Class A, B, C, I, R3, R4, R5 and Y shares of Floating Rate Fund, the Class L shares of U.S. Government Securities Fund, the Class Y shares of Tax-Free Minnesota Fund and Tax-Free National Fund, the Class I shares of Inflation Plus Fund, the Classes I, R3, R4, R5 and Y shares of Total Return Bond Fund, and the Class Y shares of Tax-Free California Fund and Tax-Free New York Fund.

                                             CLASSES
FUND NAME                          CLASS A    B & C    CLASS I   CLASS L   CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------------   -------   -------   -------   -------   --------   --------   --------   -------
Advisers Fund                       1.18%      N/A       N/A       N/A       1.43%      1.13%      0.83%      N/A
Balanced Income Fund                1.25%     2.00%      N/A       N/A        N/A        N/A        N/A      0.90%
Capital Appreciation Fund           1.29%      N/A      1.04%      N/A       1.54%      1.24%      0.94%      N/A
Capital Appreciation II Fund        1.60%     2.35%     1.35%      N/A       1.85%      1.55%      1.25%     1.25%
Checks and Balances Fund            1.15%     1.90%     0.90%      N/A        N/A        N/A        N/A       N/A
Disciplined Equity Fund             1.40%     2.15%      N/A       N/A       1.65%      1.35%      1.05%     1.00%
Dividend and Growth Fund            1.25%      N/A      1.00%      N/A       1.50%      1.20%      0.90%      N/A
Equity Income Fund                  1.25%     2.00%     1.00%      N/A       1.60%      1.30%      1.00%     0.90%
Floating Rate Fund                  1.00%     1.75%     0.75%      N/A       1.25%      1.00%      0.85%     0.75%
Fundamental Growth Fund             1.45%     2.20%      N/A       N/A        N/A        N/A        N/A      1.05%
Global Communications Fund          1.60%     2.35%      N/A       N/A        N/A        N/A        N/A      1.20%
Global Equity Fund                  1.65%     2.40%     1.40%      N/A       1.90%      1.65%      1.40%     1.30%
Global Financial Services Fund      1.60%     2.35%      N/A       N/A        N/A        N/A        N/A      1.20%
Global Growth Fund                  1.48%     2.23%      N/A       N/A       1.73%      1.43%      1.13%     1.13%
Global Health Fund                  1.60%     2.35%     1.35%      N/A       1.85%      1.55%      1.25%     1.20%
Global Technology Fund              1.60%     2.35%      N/A       N/A        N/A        N/A        N/A      1.20%
Growth Fund                         1.30%     2.05%     1.05%     1.42%      1.55%      1.25%      0.95%     0.95%
Growth Opportunities Fund           1.36%     2.11%     1.11%     1.45%      1.61%      1.31%      1.01%     1.01%
High Yield Fund                     1.15%     1.90%     0.90%      N/A       1.40%      1.10%      0.90%     0.90%
High Yield Municipal Bond Fund      1.00%     1.75%     0.75%      N/A        N/A        N/A        N/A       N/A
Income Fund                         0.95%     1.70%      N/A       N/A        N/A        N/A        N/A      0.70%
Inflation Plus Fund                 0.85%     1.60%     0.60%      N/A       1.25%      1.00%      0.76%     0.60%
International Growth Fund           1.60%     2.35%     1.35%      N/A       1.85%      1.55%      1.25%     1.20%
International Opportunities Fund    1.57%     2.32%      N/A       N/A       1.82%      1.52%      1.22%     1.22%
International Small Company Fund    1.60%     2.35%     1.35%      N/A        N/A        N/A        N/A      1.20%
LargCap Growth Fund                 1.25%     2.00%      N/A       N/A        N/A        N/A        N/A      0.85%
MidCap Fund                         1.37%      N/A       N/A       N/A        N/A        N/A        N/A       N/A
MidCap Growth Fund                  1.35%     2.10%      N/A       N/A        N/A        N/A        N/A      0.95%
MidCap Value Fund                   1.40%     2.15%      N/A       N/A        N/A        N/A        N/A      1.00%
Money Market Fund                   0.90%     1.65%      N/A       N/A       1.15%      0.85%      0.65%     0.65%
Select MidCap Value Fund            1.30%     2.05%      N/A       N/A        N/A        N/A        N/A      0.90%
Select SmallCap Value Fund          1.60%     2.35%      N/A       N/A        N/A        N/A        N/A      1.20%
Short Duration Fund                 0.90%     1.65%      N/A       N/A        N/A        N/A        N/A      0.65%
Small Company Fund                  1.40%     2.15%     1.15%      N/A       1.65%      1.35%      1.05%     1.00%
SmallCap Growth Fund                1.40%     2.15%     1.15%     1.25%      1.65%      1.35%      1.05%     1.05%
Stock Fund                          1.25%      N/A       N/A       N/A       1.50%      1.20%      0.90%      N/A
Strategic Income Fund               1.15%     1.90%     0.90%      N/A        N/A        N/A        N/A      0.90%
Tax-Free California Fund            0.85%     1.60%      N/A       N/A        N/A        N/A        N/A       N/A
Tax-Free Minnesota Fund             0.85%     1.60%      N/A      0.90%       N/A        N/A        N/A      0.75%
Tax-Free National Fund              0.85%     1.60%     0.60%     0.80%       N/A        N/A        N/A      0.60%
Tax-Free New York Fund              0.85%     1.60%      N/A       N/A        N/A        N/A        N/A       N/A
Total Return Bond Fund              1.00%     1.75%     0.75%      N/A       1.25%      1.00%      0.85%     0.75%
U.S. Government Securities Fund     1.00%     1.75%      N/A      1.00%       N/A        N/A        N/A      0.75%
Value Fund                          1.40%     2.15%     1.15%      N/A       1.65%      1.35%      1.05%     1.00%
Value Opportunities Fund            1.40%     2.15%     1.15%     1.45%      1.65%      1.35%      1.05%     1.05%
Equity Growth Allocation Fund       1.60%     2.35%     1.35%      N/A       1.85%      1.55%      1.25%      N/A
Growth Allocation Fund              1.50%     2.25%     1.25%      N/A       1.81%      1.51%      1.21%      N/A
Balanced Allocation Fund            1.40%     2.15%     1.15%      N/A       1.78%      1.48%      1.18%      N/A
Conservative Allocation Fund        1.35%     2.10%     1.10%      N/A       1.78%      1.48%      1.18%      N/A
Income Allocation Fund              1.20%     1.95%     0.95%      N/A       1.59%      1.29%      0.99%      N/A
Retirement Income Fund              1.20%     1.95%      N/A       N/A       1.60%      1.30%      1.00%     0.85%
Target Retirement 2010 Fund         1.25%     2.00%      N/A       N/A       1.65%      1.35%      1.05%     0.90%
Target Retirement 2020 Fund         1.30%     2.05%      N/A       N/A       1.70%      1.40%      1.10%     0.95%
Target Retirement 2030 Fund         1.35%     2.10%      N/A       N/A       1.75%      1.45%      1.15%     1.00%

     Pursuant to the investment management agreements, investment sub-advisory agreements and investment services agreements, neither HIFSCO nor the sub-advisers are liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Each sub-adviser, other than Hartford Investment Management, has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO, which result in whole or in part from the applicable sub-adviser's misfeasance, bad faith, gross negligence (negligence in the case of SSgA FM) or reckless disregard of its duties as specifically set forth in the respective sub-advisory agreement.

     HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995. As of December 31, 2007, HIFSCO had approximately $53.3 billion of assets under management. Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1996. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets.

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

     KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2007, KAR had approximately $5.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

     MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2007, MetWest Capital had investment management authority over approximately $9.9 billion in assets under management. MetWest Capital is a division of Wachovia Corporation. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

     SSgA FM is registered with the SEC as an investment advisor under the 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2007, SSgA FM managed approximately $144.1 billion in assets, and SSgA managed approximately $1.9 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

     Hartford Life provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of their respective Funds, and Hartford Life. In consideration of services rendered and expenses assumed pursuant to this agreement, the Funds pay Hartford Life a fee calculated at the following annual rate based on its aggregate net assets shown below. For the period January 1, 2006 to December 31, 2007, Hartford Life (except for the fund of funds) received monthly compensation of 0.015% of each Fund's average daily net assets. With respect to the funds of funds, prior to January 1, 2008, Hartford Life received monthly compensation of 0.01% of each fund of fund's average daily net assets.

Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, Short Duration Fund, Strategic Income Fund and Total Return Bond Fund

Average Daily Net Assets   Annual Fee
------------------------   ----------
First $5 billion             0.018%
Next $5 billion              0.016%
Amount Over $10 billion      0.014%

Disciplined Equity Fund, Dividend and Growth Fund, Global Equity Fund, Global Growth Fund, Money Market Fund, Small Company Fund, SmallCap Growth Fund and U.S. Government Securities Fund

Average Daily Net Assets   Annual Fee
------------------------   ----------
First $5 billion             0.016%
Next $5 billion              0.014%
Amount Over $10 billion      0.012%

Capital Appreciation II Fund, Equity Income Fund, Global Health Fund, Income Allocation Fund, MidCap Fund, MidCap Value Fund, Retirement Income Fund, Stock Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Value Fund and Value Opportunities Fund

Average Daily Net Assets   Annual Fee
------------------------   ----------
First $5 billion             0.014%
Next $5 billion              0.012%
Amount Over $10 billion      0.010%

Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Global Communications Fund, Global Financial Services Fund, Global Technology Fund, Growth Allocation Fund, Growth Fund, Growth Opportunities Fund, LargeCap Growth Fund, MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund

Average Daily Net Assets   Annual Fee
------------------------   ----------
First $5 billion             0.012%
Amount Over $5 billion       0.010%

                             Fundamental Growth Fund

Average Daily Net Assets   Annual Fee
------------------------   ----------
All Assets                   0.010%

The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:

                                                   EXPENSE
                                                REIMBURSEMENT
FUND NAME                          GROSS FEES       2007         NET PAID*
--------------------------------   ----------   -------------   ----------
Advisers Fund                      $  243,983      $     --     $  243,983
Balanced Income Fund               $    4,200      $     --     $    4,200
Capital Appreciation Fund          $2,608,184      $     --     $2,608,184
Capital Appreciation II Fund       $  119,365      $     --     $  119,365
Checks and Balances Fund           $    4,159      $     --     $    4,159
Disciplined Equity Fund            $   52,243      $     --     $   52,243
Dividend and Growth Fund           $  576,053      $     --     $  576,053
Equity Income Fund                 $  134,495      $     --     $  134,495
Floating Rate Fund                 $  610,113      $     --     $  610,113
Fundamental Growth Fund            $    9,679      $     --     $    9,679
Global Communications Fund         $    5,503      $     --     $    5,503
Global Financial Services Fund     $    4,934      $     --     $    4,934
Global Growth Fund                 $  114,483      $     --     $  114,483
Global Health Fund                 $  129,478      $     --     $  129,478
Global Technology Fund             $    9,473      $     --     $    9,473
Growth Fund                        $  172,626      $ 43,934     $  128,692

Growth Opportunities Fund          $  219,347      $100,154     $  119,193
High Yield Fund                    $   39,977      $     --     $   39,977
High Yield Municipal Bond Fund     $    2,131      $     --     $    2,131
Income Fund                        $   34,473      $     --     $   34,473
Inflation Plus Fund                $   88,696      $     --     $   88,696
International Growth Fund          $   63,673      $     --     $   63,673
International Opportunities Fund   $   53,124      $     --     $   53,124
International Small Company Fund   $   40,495      $     --     $   40,495
LargeCap Growth Fund               $    1,506      $     --     $    1,506
MidCap Fund                        $  479,401      $     --     $  479,401
MidCap Growth Fund                 $    4,457      $     --     $    4,457
MidCap Value Fund                  $   68,212      $     --     $   68,212
Money Market Fund                  $   47,333      $     --     $   47,333
Select MidCap Value Fund           $   10,435      $     --     $   10,435
Select SmallCap Value Fund         $   15,377      $     --     $   15,377
Short Duration Fund                $   29,141      $     --     $   29,141
Small Company Fund                 $   75,274      $     --     $   75,274
SmallCap Growth Fund               $   67,631      $     --     $   67,631
Stock Fund                         $  174,811      $     --     $  174,811
Strategic Income Fund              $    2,673      $     --     $    2,673
Tax-Free California Fund           $    5,398      $     --     $    5,398
Tax-Free Minnesota Fund            $    4,438      $    453     $    3,985
Tax-Free National Fund             $   22,496      $  1,261     $   21,235
Tax-Free New York Fund             $    2,398      $     --     $    2,398
Total Return Bond Fund             $  151,102      $     --     $  151,102
U.S. Government Securities Fund    $   24,618      $  4,793     $   19,825
Value Fund                         $   56,381      $     --     $   56,381
Value Opportunities Fund           $   35,794      $  6,471     $   29,323
Equity Growth Allocation Fund      $   24,856      $     --     $   24,856
Growth Allocation Fund             $   76,567      $     --     $   76,567
Balanced Allocation Fund           $   85,158      $     --     $   85,158
Conservative Allocation Fund       $   17,524      $     --     $   17,524
Income Allocation Fund             $    4,456      $     --     $    4,456
Retirement Income Fund             $      214      $     --     $      214
Target Retirement 2010 Fund        $      624      $     --     $      624
Target Retirement 2020 Fund        $    1,099      $     --     $    1,099
Target Retirement 2030 Fund        $      890      $     --     $      890

FUND NAME                           2006         2005
------------------------------   ----------   ----------
Advisers Fund                    $  287,554   $  447,490
Balanced Income Fund             $      405          N/A
Capital Appreciation Fund        $1,930,463   $1,715,780
Capital Appreciation II Fund     $   32,205   $    4,546
Checks and Balances Fund                N/A          N/A
Disciplined Equity Fund          $   63,804   $   73,229
Dividend and Growth Fund         $  490,343   $  556,402
Equity Income Fund               $   84,234   $   77,944
Floating Rate Fund               $  185,408   $   10,303
Fundamental Growth Fund          $   12,112   $   19,287
Global Communications Fund       $    4,524   $    3,299
Global Financial Services Fund   $    3,825   $    4,054
Global Growth Fund               $  112,204   $  141,313
Global Health Fund               $   96,080   $   81,468

FUND NAME                            2006       2005
--------------------------------   --------   --------
Global Technology Fund             $  9,117   $ 10,951
Growth Fund                        $149,448   $136,624
Growth Opportunities Fund          $ 68,293   $ 32,512
High Yield Fund                    $ 47,329   $ 72,673
High Yield Municipal Bond Fund          N/A        N/A
Income Fund                        $ 11,334   $  9,793
Inflation Plus Fund                $140,548   $180,079
International Growth Fund          $ 48,580   $ 39,738
International Opportunities Fund   $ 34,221   $ 28,534
International Small Company Fund   $ 25,168   $ 21,446
LargeCap Growth Fund                    N/A        N/A
MidCap Fund                        $472,676   $544,646
MidCap Growth Fund                 $  7,306   $  2,305
MidCap Value Fund                  $ 72,954   $ 89,028
Money Market Fund                  $ 39,274   $ 50,496
Select MidCap Value Fund           $  8,110   $  2,027
Select SmallCap Value Fund         $    593        N/A
Short Duration Fund                $ 21,486   $ 27,324
Small Company Fund                 $ 57,469   $ 59,719
SmallCap Growth Fund               $ 42,115   $ 22,140
Stock Fund                         $198,808   $298,896
Strategic Income Fund                   N/A        N/A
Tax-Free California Fund           $  3,508   $  3,564
Tax-Free Minnesota Fund            $  1,160   $  1,200
Tax-Free National Fund             $ 11,659   $ 10,917
Tax-Free New York Fund             $  2,458   $  2,988
Total Return Bond Fund             $120,142   $123,701
U.S. Government Securities Fund    $ 11,974   $ 18,405
Value Fund                         $ 23,731   $ 25,888
Value Opportunities Fund           $ 34,702   $ 23,974
Equity Growth Allocation Fund      $ 16,084   $  6,792
Growth Allocation Fund             $ 52,641   $ 23,657
Balanced Allocation Fund           $ 59,615   $ 29,224
Conservative Allocation Fund       $ 13,351   $  8,860
Income Allocation Fund             $  3,511   $  2,531
Retirement Income Fund             $     51   $      1
Target Retirement 2010 Fund        $    108   $      0
Target Retirement 2020 Fund        $     94   $      1
Target Retirement 2030 Fund        $     60   $      0

     For fiscal years 2005 and 2006, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement with respect to the Class L shares of each of the Hartford II Funds by the Hartford II Funds.

     Because Global Equity Fund had not commenced operations as of the date of this SAI, no information is available regarding fund accounting fees paid to Hartford Life.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     The following table lists the number and types of other accounts sub-advised by Hartford Investment Management managers and assets under management in those accounts as of October 31, 2007:

                     REGISTERED
                     INVESTMENT      ASSETS                    ASSETS                     ASSETS
                       COMPANY       MANAGED      POOLED       MANAGED        OTHER       MANAGED
PORTFOLIO MANAGER     ACCOUNTS    (IN MILLION)   ACCOUNTS   (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
-----------------    ----------   ------------   --------   -------------   --------   -------------
 Michael Bacevich        0(1)       $       0        1         $   291         4          $ 2,187
 Christopher Bade        0(2)       $       0        0         $     0         0          $     0
     Ed Caputo           0(3)       $       0        0         $     0         0          $     0
   Robert Crusha         1(4)       $ 2,575.9        3         $ 3,099        17          $ 3,066
  William Davison        0          $       0        0         $     0         0          $     0
   Brian Dirgins         0          $       0        1         $ 1,069         0          $     0
  Charles Grande         0(5)       $       0        0         $     0         6          $11,766
   Michael Gray          0          $       0        0         $     0         0          $     0
Christopher Hanlon       2          $ 1,673.5        0         $     0         1          $   102
  John Hendricks         0          $       0        0         $     0         2          $   841
   Charles Moon          2          $   292.4        0         $     0         5          $30,046
    Mark Niland          2(6)       $     826        2         $    47         4          $ 2,078
   Frank Ossino          0          $       0        0         $     0         0          $     0
  Peter Perrotti         0          $       0        0         $     0         0          $     0
 Russell Regenauer       2          $ 1,673.5        0         $     0         2          $ 4,493
   James Serhant         1          $   724.5        0         $     0         1          $   115
  Adam Tonkinson         1          $ 2,575.9        6         $ 1,943         3              102
  Nasri Toutoungi        3(7)       $ 5,377.5        0         $     0        12          $ 3,921

    Hugh Whelan          4(8)       $     970        0         $     0         0                0
  Timothy Wilhide        0          $       0        0         $     0         4          $ 1,125
  Edward Vaimberg        0          $       0        0         $     0         2          $   686
   Vernon Meyer          0          $       0        0         $     0         0          $     0
     (HIFSCO)

(1) This portfolio manager manages more than one Hartford Fund (Floating Rate Fund and Strategic Income Fund). Assets under management in those Funds total $4,451,126,410 and $84,711,196, respectively.

(2) This portfolio manager manages more than one Hartford Fund (High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund). Assets under management in those Funds total $65,709,490, $44,730,959, $36,141,209, $182,924,933, and
$15,621,671, respectively.

(3) This portfolio manager manages more than one Hartford Fund (Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Income Allocation Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Equity Growth Allocation
Fund). Assets under management in those Funds total $3,637,800, $9,440,222, $20,240,134, $16,887,462, $50,036,483, $196,469,929, $973,584,881, $887,445,881,
and $296,717,880, respectively.

(4) This portfolio manager manages more than one Hartford Fund (Money Market Fund and Short Duration Fund). Assets under management in those Funds total $424,850,963 and $205,501,358, respectively.

(5) This portfolio manager manages more than one Hartford Fund (High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund). Assets under management in those Funds total $65,709,490, $44,730,959, $36,141,209, $182,924,933, and
$15,621,671, respectively.

(6) This portfolio manager manages more than one Hartford Fund (High Yield Fund and Strategic Income Fund). Assets under management in those Funds total $243,239,374 and $84,711,196, respectively.

(7) This portfolio manager manages more than one Hartford Fund (High Yield Fund, Strategic Income Fund and Total Return Bond Fund). Assets under management in those Funds total $243,239,374, $84,711,196 and $1,134,121,750, respectively.

(8) This portfolio manager manages more than one Hartford Fund (Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Income Allocation Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Equity Growth Allocation Fund, MidCap Growth Fund, Small Company Fund, LargeCap Growth Fund, SmallCap Growth Fund, Select MidCap Growth Fund and Select MidCap Value Fund). Assets under management in those Funds total $3,637,800, $9,440,222, $20,240,134,
$16,887,462, $50,036,483, $196,469,929, $973,584,881, $887,445,881,
$296,717,880, $18,997,175, $267,903,372, $12,364,686, $73,525,493, $31,470,066
and $105,732,520, respectively.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds. Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

     Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Funds' guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.

     The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.

     The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of each Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

     The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.

     All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

     HIFSCO HIFSCO manages the Checks and Balances Fund. The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to HIFSCO's success. The annual incentive plan provides cash bonuses dependent on both HIFSCO's overall performance and individual contributions. Bonuses vary depending on the scope of accountability and experience level of the individual. An individual's award is based upon multiple factors such as leadership, teamwork and overall contribution made during the year but not on performance of the fund. The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to HIFSCO to be rewarded in the future based on the continued profitable growth of HIFSCO. The size of actual individual awards will vary greatly. The awards will vest over three years. All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

     The benchmark by which each Fund's performance is measured for compensation purposes is as follows:

FUND                              BENCHMARK
-------------------------------   -------------------------------------------------------------
Floating Rate Fund                Loan Pricing Corporation Index (or equivalent)
High Yield Fund                   Lehman Corporate High Yield Index
High Yield Municipal Bond Fund    Lehman High Yield Municipal Index
Income Fund                       Lehman Aggregate Index
Inflation Plus Fund               Lehman US TIPS Index
MidCap Growth Fund                Russell MidCap Growth Index
Money Market Fund                 60 day T-Bill
Select MidCap Value Fund          Russell MidCap Value Index
Short Duration Fund               Lehman 1-5 yr. Government/Credit Index
Small Company Fund                Russell 2000 Growth Index; Lipper MF Small Cap Growth Average
Strategic Income Fund             Lehman Aggregate Index
Tax-Free California Fund          Lehman California Exempt Index
Tax-Free Minnesota Fund           Lehman Minnesota Exempt Index
Tax-Free National Fund            Lehman Municipal Bond Index
Tax-Free New York Fund            Lehman New York Exempt Index
Total Return Bond Fund            Lehman Aggregate Index
U.S. Government Securities Fund   Lehman US Government Index
Equity Growth Allocation Fund     S&P 500 Index
Growth Allocation Fund            80% S&P 500 Index; 20% Lehman Aggregate Index
Balanced Allocation Fund          60% S&P 500 Index; 40% Lehman Aggregate Index
Conservative Allocation Fund      40% S&P 500 Index; 60% Lehman Aggregate Index
Income Allocation Fund            Lehman Aggregate Index
Retirement Income Fund            30% S&P 500 Index; 70% Lehman Aggregate Index
Target Retirement 2010 Fund       58% S&P 500 Index; 42% Lehman Aggregate Index
Target Retirement 2020 Fund       71% S&P 500 Index; 29% Lehman Aggregate Index
Target Retirement 2030 Fund       82% S&P 500 Index; 18% Lehman Aggregate Index

EQUITY SECURITIES BENEFICIALLY OWNED BY HIFSCO OR HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     The dollar ranges of equity securities beneficially owned by HIFSCO or Hartford Investment Management portfolio managers in the Funds they sub-advise, as well as the funds of funds, are as follows for the fiscal year ended October 31, 2007:

                                                          DOLLAR RANGE OF EQUITY SECURITIES
  PORTFOLIO MANAGER        FUND(S) SUB-ADVISED/MANAGED            BENEFICIALLY OWNED
---------------------   -------------------------------   ---------------------------------
Michael Bacevich        Floating Rate Fund                $50,001-$100,000
                        Strategic Income Fund             None

Christopher Bade        High Yield Municipal Bond Fund    None
                        Tax-Free California Fund          None
                        Tax-Free Minnesota Fund           None
                        Tax-Free National Fund            None
                        Tax-Free New York Fund            None

Edward C. Caputo        Equity Growth Allocation Fund     None
                        Growth Allocation Fund            $1-$10,000
                        Balanced Allocation Fund          None
                        Conservative Allocation Fund      None
                        Income Allocation Fund            None
                        Retirement Income Fund            None
                        Target Retirement 2010 Fund       None
                        Target Retirement 2020 Fund       None
                        Target Retirement 2030 Fund       $1-$10,000

Robert Crusha           Money Market Fund                 None
                        Short Duration Fund               None

William Davison         Income Fund                       $50,001-100,000

Brian Dirgins           Short Duration Fund               None

Charles Grande          High Yield Municipal Bond Fund    None
                        Tax-Free California Fund          None
                        Tax-Free Minnesota Fund           None
                        Tax-Free National Fund            None
                        Tax-Free New York Fund            None

Michael Gray            Strategic Income Fund             None

Christopher Hanlon      U.S. Government Securities Fund   None

John Hendricks          Inflation Plus Fund               None

Charles Moon            Income Fund                       None

Mark Niland             High Yield Fund                   None
                        Strategic Income Fund             None

Frank Ossino            Floating Rate Fund                None

Peter Perrotti          Strategic Income Fund             None

Russell Regenauer       U.S. Government Securities Fund   None

James Serhant           High Yield Fund                   None

Adam Tonkinson          Money Market Fund                 None

Nasri Toutoungi         High Yield Fund                   $50,001-$100,000
                        Strategic Income Fund             $50,001-$100,000
                        Total Return Bond Fund            $50,001-$100,000

Hugh Whelan             LargeCap Growth Fund              None
                        MidCap Growth Fund                None
                        Small Company Fund                None
                        Select MidCap Value Fund          None
                        SmallCap Growth Fund
                        Equity Growth Allocation Fund     None
                        Growth Allocation Fund            None
                        Balanced Allocation Fund          None
                        Conservative Allocation Fund      None
                        Income Allocation Fund            None
                        Retirement Income Fund            None
                        Target Retirement 2010 Fund       None
                        Target Retirement 2020 Fund       None
                        Target Retirement 2030 Fund       None
                                                          None

Timothy Wilhide         Inflation Plus Fund               None

Edward Vaimberg         Strategic Income Fund             None

Vernon Meyer (HIFSCO)   Checks and Balances Fund          None

OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     The following table lists the number and types of other accounts sub-advised by Wellington Management managers and assets under management in those accounts as of October 31, 2007*:

     *Effective June 30, 2008, Joseph H. Schwartz will no longer be involved in portfolio management.

                               REGISTERED         ASSETS
                               INVESTMENT      MANAGED (IN    POOLED    ASSETS MANAGED     OTHER    ASSETS MANAGED
    PORTFOLIO MANAGER       COMPANY ACCOUNTS    MILLIONS)    ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)
-------------------------   ----------------   -----------   --------   --------------   --------   --------------
Mario E. Abularach                 9(a)         $ 6,261.5       2          $  138.4         7(1)      $ 1,129.8
Steven C. Angeli                   4            $ 1,694.6      14(2)       $1,182.9        31(2)      $ 1,800.5
John F. Averill                    3            $   132.3      19(3)       $  483.7        36(3)      $   574.9
Archana Basi                       1            $    23.5      27          $  880.0       109(4)      $ 2,375.1
Jean-Marc Berteaux                13(b)         $ 5,076.4      17          $6,041.1        24(5)      $ 5,780.6
Francis J. Boggan                  8            $ 1,066.2      10          $  858.7        29(6)      $ 1,997.4
John A. Boselli                    5            $ 1,341.7       9(7)       $2,143.6        40(7)      $ 8,388.2
Edward P. Bousa                    4(8)         $42,947.3       4          $  296.3         4         $   584.3
Michael T. Carmen                  4(c)         $ 4,351.8      10(9)       $  997.2         5         $   602.4
Frank D. Catrickes                 1(d)         $14,040.4      13(10)      $1,110.4         9         $   508.4
Mammen Chally                      5            $ 4,202.1      11          $  900.8        19(11)     $ 7,532.7
Nicolas M. Choumenkovitch          5(e)         $ 2,302.0       5(12)      $  610.3        16(12)     $ 3,355.8
Robert L. Deresiewicz              3            $    72.4      17(13)      $  103.8        31(13)     $   101.1
Cheryl M. Duckworth**              0            $       0       1          $  136.6         1         $   723.7
Doris T. Dwyer                     7            $ 1,957.1       7          $  397.2        10(14)     $ 2,577.8
David J. Elliott                   5            $ 1,683.5       7          $  397.2        10(15)     $ 2,577.8
David R. Fassnacht                 4(f)(16)     $18,227.9       6          $1,394.5         2(16)     $   848.7
Ann C. Gallo                       3            $   113.9      32(17)      $  328.6       104(17)     $   854.7
Bruce L. Glazer                    3            $    99.7      37(18)      $  644.3       115(18)     $ 1,063.7
Karen H. Grimes                    3(g)         $ 1,537.6       0          $      0         0         $       0
Christopher L. Gootkind            8(19)        $21,905.1       0          $      0         0         $       0
Peter I. Higgins                   3(h)         $11,551.5       3          $   91.3         3(20)     $   511.8
Lucius T. Hill, III                5            $   451.5       6          $2,662.8        13         $ 3,333.2
Matthew D. Hudson                 13(b)         $ 5,076.4      16          $6,038.8        24(5)      $ 5,780.6
Jean M. Hynes                      3            $   260.4      36(21)      $  808.0       111(21)     $ 2,863.9
Steven T. Irons                    2(h)         $10,177.9       2          $   84.5         3(20)     $   511.8
John C. Keogh                      7(19)        $24,894.7       0          $      0        23         $ 2,816.7
Anita M. Killian                   3            $   119.4      35(22)      $  391.7       116(22)     $ 1,617.6
Ian R. Link                        2(g)         $   952.6       0          $      0         0         $       0
Mark T. Lynch                      1            $    32.6      19(23)      $1,007.8        90(23)     $ 2,052.4
Daniel Maguire                     1            $   117.3       0          $      0         0         $       0
Mark D. Mandel**                   0            $       0       0          $      0         0         $       0
Kirk J. Mayer                      3            $    69.6      36(24)      $  234.2       110(24)     $   530.3
James N. Mordy                     7(i)         $ 4,277.2       3          $  123.3        11(25)     $ 2,035.4
Stephen Mortimer                   6            $ 3,700.1       1          $  136.2         5(1)      $   789.1
David Nincic                       1            $     7.3      10          $   76.9        33(26)     $    85.3
Andrew S. Offit                    13(b)        $ 5,076.4      17          $6,041.1        24(5)      $ 5,780.6
David W. Palmer                    2(f)         $ 1,083.6       1          $    3.8         0         $       0
Saul J. Pannell                    1(d)         $14,040.7      10(27)      $  968.4         3         $   231.2

                               REGISTERED         ASSETS
                               INVESTMENT      MANAGED (IN    POOLED    ASSETS MANAGED     OTHER    ASSETS MANAGED
    PORTFOLIO MANAGER       COMPANY ACCOUNTS    MILLIONS)    ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)
-------------------------   ----------------   -----------   --------   --------------   --------   --------------
Phillip H. Perelmuter              2            $ 3,324.0       7(28)      $  994.6        37         $ 2,938.1
W. Michael Reckmeyer, III          5(g)(29)     $ 9,707.4       0          $      0         1         $   262.1
James A. Rullo                     3            $ 2,915.0      12          $1,215.4        26(30)     $13,908.1
John R. Ryan                       9(g)(31)     $12,322.0       3          $   44.6        20         $   4,249
Joseph H. Schwartz                 3            $   128.8      28(32)      $  233.7        90(32)     $   621.6
Andrew J. Shilling                 6            $ 1,886.8       9(33)      $2,373.3        41(33)     $ 9,849.3
Scott E. Simpson                   3            $   222.2      28(34)      $1,021.7        99(34)     $ 3,560.8
Scott I. St. John                  5            $   451.5       5          $  2,267         7         $ 1,476.2
Eric Stromquist                    3            $   149.5      18(35)      $  330.9       290(35)     $   513.4
Simon H. Thomas                    2            $   597.5       9          $  606.4         8(36)     $   669.6

**   Other account information is as of December 31, 2007.

(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Growth Opportunities Fund and Small Company Fund). Assets under management in those Funds total approximately $2,197.5 and $355.9 million, respectively.

(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Growth Fund and International Growth Fund). Assets under management in those Funds total approximately $841.3 and $624.6 million, respectively.

(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Growth Opportunities Fund). Assets under management in those Funds total approximately $1,404.9 and $2,197.5 million, respectively.

(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Capital Appreciation II Fund). Assets under management in those Funds total approximately $21,439.2 and $1,404.9 million, respectively.

(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and International Opportunities Fund). Assets under management in those Funds total approximately $1,404.9 and $434.7 million, respectively.

(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $1,404.9 and $285.7 million, respectively.

(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund and Value Fund). Assets under management in those Funds total approximately $46.9, $1,013.2 and $417.3 million, respectively.

(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Advisers Fund and Stock
Fund). Assets under management in those Funds total approximately $1,565.1 and $1,060.4 million, respectively.

(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund, MidCap Value Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $1,404.9, $438.2 and $285.7 million, respectively.

(1) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $164.2 million.

(2) The advisory fee for 5 of these pooled accounts and 1 of these other accounts is based upon performance. Assets under management in those pooled accounts and that other account total approximately $514.1 million and $164.2 million, respectively.

(3) The advisory fee for 4 of these pooled accounts and 3 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $223.8 million and $347.1 million, respectively.

(4) The advisory fee for 13 of these other accounts is based upon performance. Assets under management in those accounts total approximately $223.1 million.

(5) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account totals approximately $194.5 million.

(6) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $159.1 million.

(7) The advisory fee for 1 of these pooled accounts and 2 of these other accounts is based upon performance. Assets under management in that pooled account and those other accounts total approximately $248.5 million and $481.8 million, respectively.

(8) The advisory fee for 2 of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $34,904.1 million.

(9) The advisory fee for 4 of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $476.7 million.

(10) The advisory fee for 6 of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $551.5 million.

(11) The advisory fee for 2 of these other accounts is based upon performance. Assets under management in those accounts total approximately $862.2 million.

(12) The advisory fees for 1 of these pooled accounts and 3 of these other accounts is based upon performance. Assets under management in that pooled accounts and those other accounts total approximately $22.2 million and $809.4 million, respectively.

(13) The advisory fees for 3 of these pooled accounts and 2 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $20 million and $5.9 million, respectively.

(14) The advisory fee for 2 of these other accounts is based upon performance. Assets under management in those accounts total approximately $331.5 million.

(15) The advisory fee for 2 of these other accounts is based upon performance. Assets under management in those other accounts total approximately $331.5 million.

(16) The advisory fee for 2 of these registered investment company accounts and 1 of these other accounts is based upon performance. Assets under management in those registered investment company accounts and other account total approximately $17,144.3 million and $732.6 million.

(17) The advisory fee for 3 of these pooled accounts and 12 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $44.7 million and $84.3 million, respectively.

(18) The advisory fee for 4 of these pooled accounts and 14 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $332.6 million and $350.6 million, respectively.

(19) The advisory fee for 2 of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $17,844.5 million.

(20) The advisory fee for 3 of these other accounts is based upon performance. Assets under management in those accounts total approximately $511.8 million.

(21) The advisory fee for 3 of these pooled accounts and 13 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $103.4 million and $282.1 million, respectively.

(22) The advisory fee for 2 of these pooled accounts and 14 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $30.8 million and $401.3 million, respectively.

(23) The advisory fee for 2 of these pooled accounts and 11 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $522.8 million and $254.4 million, respectively.

(24) The advisory fee for 3 of these pooled accounts and 13 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $23.2 million and $58.9 million, respectively.

(25) The advisory fee for 2 of these other accounts is based upon performance. Assets under management in those accounts total approximately $87.1 million.

(26) The advisory fee for 3 of these other accounts is based upon performance. Assets under management in those accounts total approximately $13.8 million.

(27) The advisory fee for 4 of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $450.4 million.

(28) The advisory fee for 1 of these pooled accounts is based upon performance. Assets under management in that pooled account totals approximately $50.1 million.

(29) The advisory fee for 2 of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $8,622 million.

(30) The advisory fee for 4 of these other accounts is based upon performance. Assets under management in those accounts total approximately $6,319.7 million.

(31) The advisory fee for 3 of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $9,003.8 million.

(32) The advisory fee for 3 of these pooled accounts and 11 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $30.2 million and $60.8 million, respectively.

(33) The advisory fee for 1 of these pooled accounts and 2 of these other accounts is based upon performance. Assets under management in that pooled account and other accounts total approximately $338.5 million and $481.8 million, respectively.

(34) The advisory fee for 2 of these pooled accounts and 12 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $50.3 million and $831.2 million, respectively.

(35) The advisory fee for 3 of these pooled accounts and 3 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $194.5 million and $380.3 million, respectively.

(36) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that other account totals approximately $73.5 million.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

     An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account account. Similarly, an investment professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Angeli, Averill, Carmen, Deresiewicz, Glazer, Lynch, Mayer, Pannell, Schwartz and Stromquist and Ms. Gallo and Ms. Hynes also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     HIFSCO pays Wellington Management a fee based on the assets under management of each Fund as set forth in the relevant Investment Sub-Advisory Agreement between Wellington Management and HIFSCO on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2007.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. With respect to the International Small Company Fund, the Investment Professional's incentive payment is a flat rate which is not linked to benchmark performance. The incentive paid to the fixed income Investment Professionals is based on the revenues earned by Wellington Management which has no performance-related component.

     Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, as a partner of the firm. The following individuals are partners of the firm:

Steven C. Angeli


John F. Averill

Archana Basi*

Jean-Marc Berteaux

Francis J. Boggan
John A. Boselli
Edward P. Bousa
Michael T. Carmen
Frank D. Catrickes

Nicolas M. Choumenkovitch*

Cheryl M. Duckworth

David R. Fassnacht
Ann C. Gallo
Bruce L. Glazer

Peter I. Higgins*

Jean M. Hynes
Steven T. Irons
John C. Keogh

Anita M. Killian*

Mark T. Lynch

Mark D. Mandel

James N. Mordy
Andrew S. Offit
Saul J. Pannell
Phillip H. Perelmuter
James A. Rullo
John R. Ryan
Joseph H. Schwartz


Andrew J. Shilling
Scott E. Simpson


Eric Stromquist




*    Effective January 1, 2008

     Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:

              FUND                      BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
              ----                 -----------------------------------------------------------
Advisers Fund                      S&P 500 Index
                                   Lipper MF Large Cap Core Index
                                   (Higgins and Irons only)
Balanced Income Fund               Lipper EQ MF Average: Equity Income (Ryan, Reckmeyer,
                                   Grimes and Link only)
Capital Appreciation Fund          Russell 3000 Index (2)
                                   Lipper MF Multicap Core Index
Capital Appreciation II Fund (3)   Russell 3000 Growth Indhex (Carmen only)
                                   Russell 3000 Index (Catrickes and Pannell only)
                                   Russell 3000 Value Index (Fassnacht, Mordy and Palmer only)
                                   MSCI World Index (Choumenkovitch only)
                                   Lipper EQ MF Average: Multi-Cap Core
Disciplined Equity Fund            S&P 500 Index
Dividend and Growth Fund           S&P 500 Index
                                   Lipper EQ MF Equity Income Average
Equity Income Fund                 Russell 1000 Value Index
                                   Lipper EQ MF Equity Income Average
Fundamental Growth  Fund           Russell 1000 Growth Index
                                   Lipper EQ MF Large Cap Growth Average
Global Communications Fund         MSCI AC Telecommunications Index (4)
Global Equity Fund                 MSCI All Country World Index
                                   Lipper Global Multi Cap Core Average
Global Financial Services Fund     MSCI Finance ex Real Estate Index
                                   Lipper EQ MF Financial Services Average
Global Growth Fund                 MSCI World Growth Index (5)
                                   Lipper EQ MF Global Large Cap Growth Average
Global Health Fund                 S&P GSSI Health Care Index (formerly Goldman Sachs Health
                                   Care Index)
                                   Lipper EQ MF Health & Biotechnology Average
Global Technology Fund             Goldman Sachs Technology Total Return Index
                                   Lipper EQ MF Science and Technology Average
Growth Fund                        Russell 1000 Growth Index
                                   Lipper EQ MF Large Cap Growth Average
Growth Opportunities Fund          Russell 3000 Growth Index
                                   Lipper EQ MF Multicap Growth Average
International Growth Fund          MSCI International EAFE Growth Index (6)
                                   Lipper EQ MF International Multicap Growth Average
International Opportunities Fund   MSCI AC World Free ex US Index (7)
                                   Lipper EQ MF International Large Cap Core Average
International Small Company Fund   Extended Market Index Europe, Pacific, Asia Composite*
MidCap Fund                        S&P400 MidCap Index
                                   Lipper EQ MF MidCap Core Average
MidCap Value Fund                  Russell 2500 Value Index
                                   Lipper EQ MF Mid Cap Value Average
Small Company Fund                 Russell 2000 Growth Index
                                   Lipper EQ MF Small Cap Growth Average
SmallCap Growth Fund               Russell 2000 Growth Index
Stock Fund                         S&P 500 Index
                                   Lipper MF Large Cap Core Index
Value Fund                         Russell 1000 Value Index
                                   Lipper EQ MF Large Cap Value Average
Value Opportunities Fund           Russell 3000 Value Index
                                   Lipper EQ MF Multicap Value Average

(1) For Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.

(2)  Prior to July 1, 2005, the benchmark was the S&P 500 Index.

(3) Prior to January 1, 2007, the benchmarks/peer groups allocations were weighted equally. The benchmark/peer groups are weighted 60%/40%, respectively, for this Fund.

(4) For the period January 1, 2002, through January 1, 2006, the benchmark was a blend of the MSCI Broad Telecom USD Index and MSCI AC Telecommunications Index.

(5) For the period January 1, 2004, through December 31, 2005, the benchmark was a blend of the Lipper Global Large Cap Growth Average and the MSCI World Index.

(6) Prior to January 1, 2006, the benchmark was the MSCI EAFE Index with no comparison made to the Fund's Lipper peer group.

(7) Prior to January 1, 2006, the benchmark was the Lipper International Large Cap Core Average with no comparison made to the MSCI AC World Free ex US Index.

*    Effective January 1, 2008

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by Wellington Management managers in the Funds they sub-advise are as follows for the fiscal year ended October 31, 2007:

                                                                  DOLLAR RANGE OF
                                                                 EQUITY SECURITIES
    PORTFOLIO MANAGER              FUND(S) SUB-ADVISED           BENEFICIALLY OWNED
    -----------------       --------------------------------   ---------------------
Mario E. Abularach          Growth Opportunities Fund              $1 - $10,000
                            Small Company Fund                          $0
Steven C. Angeli            Small Company Fund                          $0
John F. Averill             Global Technology Fund               $10,001 - $50,000
Archana Basi                Global Communications Fund          $50,001 - $100,000
Jean-Marc Berteaux          Global Growth Fund                          $0
                            International Growth Fund                   $0
Francis J. Boggan           Fundamental Growth Fund                     $0
John A. Boselli             Growth Fund                                 $0
Edward P. Bousa             Dividend and Growth Fund              Over $1,000,000
Michael T. Carmen           Capital Appreciation II Fund                $0
                            Growth Opportunities Fund           $100,001 - $500,000
Frank D. Catrickes          Capital Appreciation Fund           $100,001 - $500,000
                            Capital Appreciation II Fund                $0
Mammen Chally               Disciplined Equity Fund             $100,001 - $500,000
Nicolas M. Choumenkovitch   Capital Appreciation II Fund         $10,001 - $50,000
                            International Opportunities Fund    $50,001 - $100,000
Robert L. Deresiewicz       Global Health Fund                   $10,001 - $50,000
Cheryl M. Duckworth         Global Equity Fund                          $0
Doris T. Dwyer              SmallCap Growth Fund                        $0
David J. Elliott            SmallCap Growth Fund                        $0
David R. Fassnacht          Capital Appreciation II Fund                $0
                            Value Opportunities Fund             $10,001 - $50,000
Ann C. Gallo                Global Health Fund                  $50,001 - $100,000
Bruce L. Glazer             Global Technology Fund                      $0
Karen H. Grimes             Balanced Income Fund                        $0
                            Equity Income Fund                          $0
                            Value Fund                                  $0
Christopher L.Gootkind      Advisers Fund                        $10,001 - $50,000
Peter I. Higgins            Advisers Fund                               $0
                            Stock Fund                             $1 - $10,000

Lucius T. Hill, III         Balanced Income Fund               $500,001 - $1,000,000
Matthew D. Hudson           Global Growth Fund                  $100,001 - $500,000
                            International Growth Fund                   $0
Jean M. Hynes               Global Health Fund                  $100,001 - $500,000
Steven T. Irons             Advisers Fund                               $0
                            Stock Fund                            Over $1,000,000
John C. Keogh               Advisers Fund                       $100,001 - $500,000
Anita M. Killian            Global Technology Fund               $10,001 - $50,000
Ian R. Link                 Balanced Income Fund                        $0
                            Equity Income Fund                          $0
                            Value Fund                                  $0
Mark T. Lynch               Global Financial Services Fund        Over $1,000,000
Daniel Maguire              International Small Company Fund            $0
Mark D. Mandel              Global Equity Fund                          $0
Kirk J. Mayer               Global Health Fund                   $10,001 - $50,000
James N. Mordy              Capital Appreciation II Fund                $0
                            MidCap Value Fund                     Over $1,000,000
                            Value Opportunities Fund             $10,001 - $50,000
Stephen Mortimer            Small Company Fund                          $0
David Nincic                Global Communications Fund                  $0
Andrew S. Offit             Global Growth Fund                     $1 - $10,000
                            International Growth Fund                   $0
David W. Palmer             Capital Appreciation II Fund                $0
                            Value Opportunities Fund             $10,001 - $50,000
Saul J. Pannell             Capital Appreciation Fund             Over $1,000,000
                            Capital Appreciation II Fund        $100,001 - $500,000
Phillip H. Perelmuter       MidCap Fund                         $100,001 - $500,000
W. Michael Reckmeyer, III   Balanced Income Fund                        $0
                            Equity Income Fund                  $50,001 - $100,000
                            Value Fund                                  $0
James A. Rullo              Disciplined Equity Fund            $500,001 - $1,000,000
John R. Ryan                Balanced Income                     $100,001 - $500,000
                            Equity Income Fund                    Over $1,000,000
                            Value Fund                         $500,001 - $1,000,000
Joseph H. Schwartz          Global Health Fund                  $100,001 - $500,000
Andrew J. Shilling          Growth Fund                         $100,001 - $500,000
Scott E. Simpson            Global Technology Fund                      $0
Scott I. St. John           Balanced Income Fund                        $0
Eric Stromquist             Global Technology Fund              $100,001 - $500,000
Simon H. Thomas             International Small Company          $10,001 - $50,000

OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the KAR portfolio managers and assets under management in those accounts as of October 31, 2007:

                        REGISTERED
                        INVESTMENT       ASSETS                    ASSETS                     ASSETS
                          COMPANY       MANAGED       POOLED       MANAGED        OTHER       MANAGED
PORTFOLIO MANAGER        ACCOUNTS    (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
-----------------       ----------   -------------   --------   -------------   --------   -------------
Sandi L. Gleason            6            $227.2          0            $0         16,268       $4,015.3
Robert A. Schwarzkopf       6            $227.2          0            $0         16,268       $4,015.3

CONFLICTS OF INTEREST BETWEEN SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS

     There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of Select SmallCap Value Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that KAR may have in place that could benefit Select SmallCap Value Fund or such other accounts.

KAR believes that there are no material conflicts of interest between the investment strategies of Select SmallCap Value Fund and the investment strategies of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

     As an investment manager with multiple product placed at multiple sponsors, KAR has long had procedures in place to control and monitor potential conflicts among sponsor program and products. Whenever a buy or sell program is launched, each investor class is put into a randomly selected order as determined by an automated randomized process. Further, there are extensive controls on employee trading, best execution, and step-out trading. The firm does not self deal or swap securities among accounts. All orders are exposed to an open exchange traded market or order matching facility, ECN.

COMPENSATION OF KAR PORTFOLIO MANAGERS

     KAR believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

     The bonus amount for a portfolio manager is based upon (1) how well the individual manager performs in his or her assigned products versus industry benchmarks, (2) growth in total assets under management including, but not limited to, Select SmallCap Value Fund and (3) a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

     The following is a more detailed description of the compensation structure of Select SmallCap Value Fund's portfolio managers.

     Base Salary. Each portfolio manager is paid a base salary, which is determined by KAR and is designed to be competitive in light of the individual's experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

     Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at KAR has several components:

     (1) Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the fund managed is measured over one, three, and five-year periods against the specified benchmark. Generally, an individual manager's participation is based on the performance of the fund or separately managed account overseen and is weighted roughly by total assets in the fund or separately managed accounts. For Select SmallCap Value Fund, the benchmark used is the Russell 2000 Value Index.

     (2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

     (3) Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager's investment area.

     The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

     Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

EQUITY SECURITIES BENEFICIALLY OWNED BY KAR PORTFOLIO MANAGERS

     As of October 31, 2007, the portfolio managers do not own any shares of Select SmallCap Value Fund.

OTHER ACCOUNTS SUB-ADVISED BY METWEST CAPITAL PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the MetWest Capital portfolio manager and assets under management in those accounts as of October 31, 2007:

                        REGISTERED
                        INVESTMENT       ASSETS                    ASSETS                     ASSETS
                          COMPANY       MANAGED       POOLED       MANAGED        OTHER       MANAGED
PORTFOLIO MANAGER        ACCOUNTS    (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
-----------------       ----------   -------------   --------   -------------   --------   -------------
Gary W. Lisenbee             4           $511.8          6          $87.3           7          $34.1
Samir Sikka                  4           $511.8          6          $87.3           7          $34.1

CONFLICTS OF INTEREST BETWEEN SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY METWEST CAPITAL PORTFOLIO MANAGERS

     MetWest Capital anticipates no material conflicts of interest, as all accounts in the Small Cap Intrinsic Value strategy are managed to the model portfolio as specified by the investment team. The investment team implements the model consistently across client portfolios, while accommodating any client-specific requirements, such as investment restrictions or cash flow requirements. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For a portfolio with restrictions, the investment team determines the position(s) that comply with the client's requirements.

     While portfolios of clients with investment restrictions may differ slightly from the model portfolio, those differences do not affect the percentage allocations, unless a client's restrictions prohibit a particular trade. Portfolio managers do not have discretion regarding the allocation of investment opportunities. They apply any restriction objectively. For example, if a client's investment guidelines prohibit the purchase of a particular security in the model, the investment team determines a substitute holding that is purchased for that client's account. In addition, to ensure that divergence in account composition is driven exclusively by differences in client objectives, every trade that is executed every day is reviewed by the senior members of the investment team, including both MetWest Capital's President and its Chief Investment Officer, both of whom are owners of the firm.

COMPENSATION OF METWEST CAPITAL PORTFOLIO MANAGERS

     MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan. A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary and may include equity in MetWest Capital's publicly traded parent, Wachovia Corporation. While Wachovia Corporation holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on profitability of the firm.

     MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

EQUITY SECURITIES BENEFICIALLY OWNED BY METWEST CAPITAL PORTFOLIO MANAGERS

As of October 31, 2007, the portfolio managers did not own any shares of Hartford Select SmallCap Value Fund.

OTHER ACCOUNTS SUB-ADVISED BY SSGA FM PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the SSgA FM portfolio managers and assets under management in those accounts as of October 31, 2007:

                         REGISTERED
                         INVESTMENT       ASSETS
                           COMPANY       MANAGED       POOLED    ASSETS MANAGED     OTHER    ASSETS MANAGED
PORTFOLIO MANAGER*        ACCOUNTS    (IN BILLIONS)   ACCOUNTS    (IN BILLIONS)   ACCOUNTS    (IN BILLIONS)
------------------       ----------   -------------   --------   --------------   --------   --------------
Chuck Martin                  8           $1.41          43          $55.39          76          $46.76
Ric Thomas                    8           $1.41          43          $55.39          76          $46.76

* The following table lists the number and types of other accounts managed by the U.S. Enhanced Equity Team and assets under management in those accounts. Enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM. The advisory fee for 42 of these pooled accounts and 31 of these other accounts is based upon performance.

CONFLICTS OF INTEREST BETWEEN SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY SSGA FM PORTFOLIO MANAGERS

     A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to Select SmallCap Value Fund. Potential conflicts may arise out of (a) the portfolio manager's execution of different investment strategies for various accounts or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from those of Select SmallCap Value Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while Select SmallCap Value Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

     The potential conflicts described are applicable to SSgA/SSgA FM as our Portfolio Managers manage several accounts with similar guidelines and differing fee schedules.

COMPENSATION OF SSGA FM PORTFOLIO MANAGERS

     The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula, benchmark or identifiable criteria for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

EQUITY SECURITIES BENEFICIALLY OWNED BY SSGA FM PORTFOLIO MANAGERS

     As of October 31, 2007, the portfolio managers do not own any shares of Select SmallCap Value Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the funds of funds, transactions in shares of the Underlying Funds. With respect to the funds of funds, each fund of funds will not incur any commissions or sales charges when it invests in the Underlying Funds.

     Subject to any policy established by each Company's board of directors and HIFSCO, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable Fund (or in the case of a fund of funds, each Underlying Fund) and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund (or in the case of a fund of funds, each Underlying Fund) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-advisers generally seek reasonably competitive spreads or commissions, the Funds (or in the case of a fund of funds, the Underlying Funds) do not necessarily pay the lowest possible spread or commission. HIFSCO may instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

     The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-advisers may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by Money Market Fund for such purchases or sales.

     While the sub-advisers seek to obtain the most favorable net results in effecting transactions in a Fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may cause a Fund (or in the case of a fund of funds, an Underlying Fund) to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (or in the case of a fund of funds, an Underlying Fund) in excess of the amount that another broker-dealer would have charged in respect of that transaction. Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fees paid by the Funds are not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.

     Hartford Investment Management has determined that at present it will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either cased on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.

     To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company's board of directors, available securities may be allocated to the Fund (or in the case of a fund of funds, the Underlying Fund) and other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund (or in the case of a fund of funds, each Underlying Fund). In some cases, this system might adversely affect the price paid by a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, in the case of a small issue).

     Accounts managed by the sub-advisers (or their affiliates) may hold securities held by a Fund (or in the case of a fund of funds, an Underlying
Fund). Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.

     For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the Hartford Funds paid the following brokerage commissions:

FUND NAME                              2007            2006            2005
                                   -----------     -----------     -----------
Advisers Fund                      $ 2,078,450     $ 2,633,867     $ 1,939,220
Balanced Income Fund               $     4,450     $     1,753(3)         --
Capital Appreciation Fund          $23,991,205     $19,527,195     $18,271,276
Capital Appreciation II Fund       $ 1,661,326     $   502,504     $    66,862
Checks and Balances Fund                   N/A(7)          N/A             N/A
Disciplined Equity Fund            $   248,468     $   348,822     $   287,275
Dividend and Growth Fund           $ 1,450,551     $ 1,379,661     $ 1,360,617
Equity Income Fund                 $   312,810     $   216,886     $   175,509
Floating Rate Fund                 $       N/A             N/A             N/A
Fundamental Growth Fund            $    81,988     $   136,416     $   168,019
Global Communications Fund         $    67,691     $    86,805     $    31,191
Global Financial Services Fund     $    40,206     $    18,637     $    17,366
Global Growth Fund                 $ 1,373,140     $ 1,971,676     $ 4,572,764
Global Health Fund                 $   731,768     $   523,142     $   668,242
Global Technology Fund             $   155,824     $   169,243     $   213,167
High Yield Fund                    $     3,842     $     3,173     $       142
High Yield Municipal Bond Fund             N/A(8)          N/A             N/A
Income Fund                        $    16,333     $     2,431     $        33
Inflation Plus Fund                $   291,600     $    23,197     $        70
International Growth Fund          $ 2,493,565     $ 1,367,686     $ 1,219,557
International Opportunities Fund   $ 1,164,563     $   643,911     $   548,897
International Small Company Fund   $   714,022     $   436,237     $   407,625
LargeCap Growth Fund               $     9,586             N/A(4)          N/A
MidCap Fund                        $ 4,022,543     $ 4,830,910     $ 4,339,031
MidCap Growth Fund                 $    33,574     $   113,283     $    47,843(1)
MidCap Value Fund                  $   498,751     $   427,485     $   558,299
Select MidCap Value Fund           $    87,736     $   109,219     $    36,173(2)
Select SmallCap Value Fund         $   174,526     $    11,160(6)          N/A
Small Company Fund                 $ 1,424,220     $ 1,470,343     $   968,761
Stock Fund                         $ 2,148,063     $ 2,670,500     $ 1,877,609
Strategic Income Fund              $     2,431(9)          N/A            N/A
Total Return Bond Fund             $    91,892     $    10,211            --
Value Fund                         $   223,925     $   113,536     $    74,913
Equity Growth Allocation Fund             --              --              --
Growth Allocation Fund                    --              --              --
Balanced Allocation Fund                  --              --              --
Conservative Allocation Fund              --              --              --
Income Allocation Fund                    --              --              --
Retirement Income Fund                    --              --              --
Target Retirement 2010 Fund               --              --              --
Target Retirement 2020 Fund               --              --              --
Target Retirement 2030 Fund               --              --              --

(1)  Fund commenced operations on January 1, 2005.

(2)  Fund commenced operations on April 29, 2005.

(3)  Fund commenced operations on July 31, 2006.

(4)  Fund commenced operations on November 30, 2006.

(5)  Fund commenced operations on July 31, 2006.

(6)  Fund commenced operations on July 31, 2006.

(7)  Fund commenced operations on May 31, 2007.

(8)  Fund commenced operations on May 31, 2007.


(9)  Fund commenced operations on May 31, 2007.

     Money Market Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not pay brokerage commissions during the last three fiscal years.

     Because Global Equity Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid by Global Equity Fund is available.

     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

     For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the Hartford II Funds paid the following brokerage commissions:

FUND NAME                            2007         2006         2005
---------                         ----------   ----------   ----------
Growth Fund                       $1,441,015   $1,567,977   $1,153,869
Growth Opportunities Fund         $2,704,344   $3,367,842   $2,961,819
SmallCap Growth Fund              $1,232,782   $1,099,335   $  858,777
U.S. Government Securities Fund   $   17,026   $    7,938           --
Value Opportunities Fund          $  290,233   $  254,679   $  191,913

     Tax-Free Minnesota Fund and Tax-Free National Fund did not pay brokerage commissions during the last three fiscal years.

     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

     The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2007.

                                     COMMISSIONS     TOTAL AMOUNT OF
                                    PAID TO FIRMS    TRANSACTIONS TO
                                     SELECTED IN    FIRMS SELECTED IN
                                     RECOGNITION       RECOGNITION
                                     OF RESEARCH       OF RESEARCH
FUND NAME                              SERVICES         SERVICES
---------                           -------------   -----------------
Advisers Fund*                        $   89,574      $  103,144,408
Balanced Income Fund*                 $      228      $    1,301,153
Capital Appreciation Fund*            $1,189,982      $1,156,919,657
Capital Appreciation II Fund*         $   75,652      $  126,742,861
Disciplined Equity Fund*              $    8,885      $   27,934,882
Dividend and Growth Fund*             $   67,683      $   99,620,335
Equity Income Fund*                   $   10,847      $   20,962,199
Fundamental Growth Fund*              $    4,071      $   12,816,988
Global Communications Fund*           $    2,247      $    3,381,157
Global Financial Services Fund*       $    2,060      $    4,916,501
Global Growth Fund*                   $   68,781      $   70,773,388
Global Health Fund*                   $   28,765      $   34,287,738
Global Technology Fund*               $    6,499      $    7,921,082
Growth Fund*                          $   70,296      $  104,599,774
Growth Opportunities Fund*            $  129,613      $  165,994,374
International Growth Fund*            $  122,428      $  113,443,640
International Opportunities Fund*     $   58,396      $   56,132,187
International Small Company Fund*     $   32,139      $   30,133,067
MidCap Fund*                          $  167,878      $  186,070,384
MidCap Value Fund*                    $   21,957      $   21,965,421
Select MidCap Value Fund              $   35,724      $   30,161,265

Small Company Fund*                   $   28,360      $   26,716,058
SmallCap Growth Fund*                 $   10,003      $   18,850,972
Stock Fund*                           $   93,429      $  104,627,312
Value Fund*                           $    8,031      $    9,903,791
Value Opportunities Fund*             $   11,329      $   14,845,333

* The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser's firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser's total activity with that broker. This calculated percentage is then applied across all of the sub-adviser's client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

     Because Global Equity Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid by Global Equity Fund to firms selected in recognition of research services is available.

     The following table identifies the Funds' regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2007 and the value of each Fund's aggregate holdings of each such issuer as of October 31, 2007.


                                                                          AGGREGATE VALUE
FUND                                     REGULAR BROKER OR DEALER            (THOUSANDS)
----                               ------------------------------------   ----------------
ADVISERS FUND                      Banc Of America Corp.                      $ 38,313
                                   Bear Stearns & Co., Inc.                   $  3,740
                                   BNP Paribas Securities Corp.               $  2,378
                                   Citigroup Global Markets, Inc.             $ 22,803
                                   Countrywide Securities Corp.               $  3,514
                                   Credit Suisse Capital LLC                  $  8,488
                                   Deutsche Bank Securities, Inc.             $  5,187
                                   Goldman Sachs & Co.                        $ 26,687
                                   HSBC Securities, Inc.                      $  4,503
                                   J.P. Morgan Securities, Inc.               $ 17,993
                                   Lehman Brothers, Inc.                      $  1,973
                                   Merrill Lynch Pierce Fenner & Smith        $ 17,455
                                   Morgan Stanley & Co., Inc.                 $  9,748
                                   Prudential Securities, Inc.                $  2,674
                                   RBS Greenwich Capital Markets              $  3,877
                                   State Street Global Markets LLC            $ 14,263
                                   U.S. Bancorp Investments, Inc.             $  3,053
                                   UBS Securities LLC                         $ 19,019
                                   Wachovia Securities LLC                    $  5,916
                                   Wells Fargo & Co.                          $  9,519

BALANCED INCOME FUND               Banc Of America Corp.                      $  2,136
                                   Bear Stearns & Co., Inc.                   $    505
                                   BNP Paribas Securities Corp.               $    165
                                   Citigroup Global Markets, Inc.             $  1,001
                                   Countrywide Securities Corp.               $    115
                                   Credit Suisse Capital LLC                  $    262
                                   Deutsche Bank Securities, Inc.             $    359

                                   Goldman Sachs & Co.                        $    566
                                   HSBC Securities, Inc.                      $    403
                                   J.P. Morgan Securities, Inc.               $  1,262
                                   Lehman Brothers, Inc.                      $    387
                                   Merrill Lynch Pierce Fenner & Smith        $    608
                                   Morgan Stanley & Co., Inc.                 $    599
                                   Prudential Securities, Inc.                $    128
                                   U.S. Bancorp Investments, Inc.             $    673
                                   UBS Securities LLC                         $    534
                                   Wachovia Securities LLC                    $    552
                                   Wells Fargo & Co.                          $    306

CAPITAL APPRECIATION FUND          Banc of America Corp.                      $536,268
                                   BNP Paribas Securities Corp.               $137,270
                                   Citigroup, Inc.                            $266,677
                                   Credit Suisse Capital LLC                  $137,270
                                   Deutsche Bank Securities, Inc.             $543,018
                                   Goldman Sachs & Co.                        $395,978
                                   J.P. Morgan Securities, Inc.               $352,326
                                   Julius Baer Securities, Inc.               $383,266
                                   Merrill Lynch Pierce Fenner & Smith        $ 91,514

CAPITAL APPRECIATION II FUND       Banc of America Corp.                      $ 36,868
                                   BNP Paribas Securities Corp.               $  4,936
                                   Citigroup Global Markets, Inc.             $  3,993
                                   Countrywide Securities Corp.               $  5,078
                                   Credit Suisse Capital LLC                  $  4,936
                                   Deutsche Bank Securities, Inc.             $ 18,113
                                   Goldman Sachs & Co.                        $  4,785
                                   J.P. Morgan Securities, Inc.               $ 12,670
                                   Julius Baer Securities, Inc.               $ 13,944
                                   Merrill Lynch Pierce Fenner & Smith        $  3,291
                                   RBS Securities Corp.                       $ 10,375
                                   UBS Securities LLC                         $  7,221

DISCIPLINED EQUITY FUND            Banc Of America Corp.                      $ 12,428
                                   BNP Paribas Securities Corp.               $    741
                                   Citigroup Global Markets, Inc.             $  5,206
                                   Credit Suisse Capital LLC                  $    742
                                   Deutsche Bank Securities, Inc.             $  1,617
                                   Goldman Sachs & Co.                        $  9,991
                                   J.P. Morgan Securities, Inc.               $  1,903
                                   Merrill Lynch Pierce Fenner & Smith        $    494

DIVIDEND AND GROWTH FUND           Banc Of America Corp.                      $155,019
                                   BNP Paribas Securities Corp.               $ 12,452
                                   Citigroup Global Markets, Inc.             $ 80,691
                                   Credit Suisse Capital LLC                  $ 12,452
                                   Deutsche Bank Securities, Inc.             $ 27,161

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
                                   J.P. Morgan Securities, Inc.               $ 31,961
                                   Merrill Lynch Pierce Fenner & Smith        $ 29,323
                                   Prudential Securities, Inc.                $ 24,712
                                   State Street Global Markets LLC            $ 57,602
                                   UBS Securities LLC                         $ 55,923
                                   Wachovia Securities LLC                    $ 31,906

EQUITY INCOME FUND                 Banc of America Corp.                      $ 46,899
                                   BNP Paribas Securities Corp.               $  1,711
                                   Citigroup Global Markets, Inc.             $ 22,819
                                   Credit Suisse Capital LLC                  $  1,711
                                   Deutsche Bank Securities, Inc.             $  3,732
                                   J.P. Morgan Securities, Inc.               $ 23,681
                                   Merrill Lynch Pierce Fenner & Smith        $  1,141
                                   U.S. Bancorp Investments, Inc.             $ 26,563
                                   UBS Securities LLC                         $ 21,841
                                   Wachovia Securities LLC                    $ 13,269
                                   Wells Fargo & Co.                          $ 14,284

FLOATING RATE FUND                 BNP Paribas Securities Corp.               $ 56,056
                                   Credit Suisse Capital LLC                  $  2,762
                                   Deutsche Bank Securities, Inc.             $ 29,996
                                   Goldman Sachs & Co.                        $ 17,235
                                   RBS Securities Corp.                       $ 27,947
                                   State Street Global Markets LLC            $  2,476
                                   UBS Securities LLC                         $ 57,010
                                   Wells Fargo & Co.                          $  2,229

FUNDAMENTAL GROWTH FUND            Banc Of America Corp.                      $    892
                                   BNP Paribas Securities Corp.               $    229
                                   Credit Suisse Capital LLC                  $    229
                                   Deutsche Bank Securities, Inc.             $    498
                                   Goldman Sachs & Co.                        $    694
                                   J.P. Morgan Securities, Inc.               $    586
                                   Merrill Lynch Pierce Fenner & Smith        $    152

GLOBAL COMMUNICATIONS FUND         Banc of America Corp.                      $    372
                                   BNP Paribas Securities Corp.               $     95
                                   Citigroup Global Markets, Inc.             $  1,298
                                   Credit Suisse Capital LLC                  $     95
                                   Deutsche Bank Securities, Inc.             $    208
                                   J.P. Morgan Securities, Inc.               $    244
                                   Merrill Lynch Pierce Fenner & Smith        $     64

GLOBAL FINANCIAL SERVICES FUND     Banc of America Corp.                      $  1,868
                                   BNP Paribas Securities Corp.               $    122
                                   Citigroup Global Markets, Inc.             $  1,420


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
                                   Credit Suisse Capital LLC                  $    122
                                   Deutsche Bank Securities, Inc.             $    266
                                   J.P. Morgan Securities, Inc.               $    313
                                   Julius Baer Securities, Inc.               $  1,849
                                   Merrill Lynch Pierce Fenner & Smith        $     81
                                   UBS Securities LLC                         $  1,424

GLOBAL GROWTH FUND                 Banc Of America Corp.                      $  5,673
                                   BNP Paribas Securities Corp.               $  1,452
                                   Credit Suisse Capital LLC                  $  1,452
                                   Deutsche Bank Securities, Inc.             $ 13,488
                                   Goldman Sachs & Co.                        $  9,223
                                   J.P. Morgan Securities, Inc.               $  3,727
                                   Julius Baer Securities, Inc.               $ 13,670
                                   Merrill Lynch Pierce Fenner & Smith        $    968

GLOBAL HEALTH FUND                 Banc of America Corp.                      $ 10,882
                                   BNP Paribas Securities Corp.               $  2,785
                                   Credit Suisse Capital LLC                  $  2,786
                                   Deutsche Bank Securities, Inc.             $  6,076
                                   J.P. Morgan Securities, Inc.               $  7,149
                                   Merrill Lynch Pierce Fenner & Smith        $  1,857

GLOBAL TECHNOLOGY FUND             Banc of America Corp.                      $    613
                                   BNP Paribas Securities Corp.               $    157
                                   Credit Suisse Capital LLC                  $    157
                                   Deutsche Bank Securities, Inc.             $    343
                                   J.P. Morgan Securities, Inc.               $    403
                                   Merrill Lynch Pierce Fenner & Smith        $    105

GROWTH FUND                        Bank Of America Corp.                      $  4,784
                                   BNP Paribas Securities Corp.               $  1,225
                                   Credit Suisse First Boston Corp.           $  1,225
                                   Deutsche Bank Securities, Inc.             $  2,671
                                   Goldman Sachs & Co.                        $ 19,772
                                   J.P. Morgan Securities, Inc.               $  3,143
                                   Merrill Lynch Pierce Fenner & Smith        $    816

GROWTH OPPORTUNITIES FUND          Banc of America Corp. LLC                  $ 96,215
                                   BNP Paribas Securities Corp.               $ 24,628
                                   Credit Suisse First Boston Corp.           $ 24,629
                                   Deutsche Bank Securities, Inc.             $ 53,719
                                   J.P. Morgan Securities, Inc.               $ 63,213
                                   Merrill Lynch Pierce Fenner & Smith        $ 16,419

HIGH YIELD FUND                    BNP Paribas Securities Corp.               $    796


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
                                   RBS Greenwich Capital Markets              $    792
                                   UBS Securities LLC                         $    795

HIGH YIELD MUNICIPAL BOND FUND     State Street Global Markets LLC            $  3,257

INCOME FUND                        Banc of America Corp.                      $    365
                                   Bear Stearns & Co., Inc.                   $     51
                                   BNP Paribas Securities Corp.               $  9,659
                                   Citigroup Global Markets, Inc.             $  2,459
                                   Countrywide Securities Corp.               $  1,032
                                   Credit Suisse Capital LLC                  $    567
                                   Deutsche Bank Securities, Inc.             $    964
                                   Goldman Sachs & Co.                        $  5,421
                                   J.P. Morgan Securities, Inc.               $  5,610
                                   Lehman Brothers, Inc.                      $  1,457
                                   Merrill Lynch Pierce Fenner & Smith        $  7,030
                                   Morgan Stanley & Co., Inc.                 $  2,975
                                   RBS Greenwich Capital Markets              $  9,998
                                   State Street Global Markets LLC            $    673
                                   U.S. Bancorp Investments, Inc.             $    702
                                   UBS Securities LLC                         $ 11,128
                                   Wachovia Securities LLC                    $    664

INFLATION PLUS FUND                BNP Paribas Securities Corp.               $    810
                                   RBS Greenwich Capital Markets              $    806
                                   State Street Global Markets LLC            $     23
                                   UBS Securities LLC                         $    810

INTERNATIONAL GROWTH FUND          Banc of America Corp.                      $  5,776
                                   BNP Paribas Securities Corp.               $  1,478
                                   Credit Suisse Capital LLC                  $  1,478
                                   Deutsche Bank Securities, Inc.             $  6,939
                                   J.P. Morgan Securities, Inc.               $  3,794
                                   Julius Baer Securities, Inc.               $  9,443
                                   Merrill Lynch Pierce Fenner & Smith        $    986

INTERNATIONAL OPPORTUNITIES FUND   Bank of America Corp                       $  6,175
                                   BNP Paribas Securities Corp.               $  6,269
                                   Credit Suisse Capital LLC                  $  1,581
                                   Deutsche Bank Securities, Inc.             $  9,656
                                   J.P. Morgan Securities, Inc.               $  4,057
                                   Julius Baer Securities, Inc.               $ 10,348

                                   Merrill Lynch Pierce Fenner & Smith        $  1,054

INTERNATIONAL SMALL COMPANY FUND   Banc of America Corp.                      $  2,933
                                   BNP Paribas Securities Corp.               $    751
                                   Credit Suisse Capital LLC                  $    751
                                   Deutsche Bank Securities, Inc.             $  1,637


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
                                   J.P. Morgan Securities, Inc.               $  1,927
                                   Merrill Lynch Pierce Fenner & Smith        $    500

LARGECAP GROWTH FUND               BNP Paribas Securities Corp.               $     14
                                   Prudential Securities, Inc.                $     78
                                   RBS Greenwich Capital Markets              $     14
                                   UBS Securities LLC                         $     14

MIDCAP FUND                        Banc of America Corp.                      $ 11,979
                                   BNP Paribas Securities Corp.               $  3,066
                                   Credit Suisse Capital LLC                  $  3,066
                                   Deutsche Bank Securities, Inc.             $  6,688
                                   J.P. Morgan Securities, Inc.               $  7,870
                                   Merrill Lynch Pierce Fenner & Smith        $  2,044
                                   State Street Global Markets LLC            $ 35,370

MIDCAP GROWTH FUND                 BNP Paribas Securities Corp.               $     92
                                   RBS Securities Corp.                       $     92
                                   UBS Securities LLC                         $     92

MIDCAP VALUE FUND                  Banc of America Corp.                      $  1,904
                                   BNP Paribas Securities Corp.               $    487
                                   Credit Suisse Capital LLC                  $    487
                                   Deutsche Bank Securities, Inc.             $  1,063
                                   J.P. Morgan Securities, Inc.               $  1,251
                                   Merrill Lynch Pierce Fenner & Smith        $    325

MONEY MARKET FUND                  Banc of America Corp.                      $ 14,124
                                   Bear Stearns & Co., Inc.                   $  3,000
                                   BNP Paribas Securities Corp.               $ 17,733
                                   Goldman Sachs & Co.                        $ 10,803
                                   HSBC Securities, Inc.                      $  3,500
                                   J.P. Morgan Securities, Inc.               $ 15,296
                                   Lehman Brothers, Inc.                      $  3,000

                                   Merrill Lynch Pierce Fenner & Smith        $ 10,987
                                   Morgan Stanley & Co., Inc.                 $ 11,527
                                   RBS Securities Corp.                       $ 21,615
                                   State Street Global Markets LLC            $ 13,100
                                   UBS Securities LLC                         $ 31,584
                                   Wachovia Securities LLC                    $  8,300
                                   Wells Fargo & Co.                          $ 13,798

SELECT MIDCAP VALUE FUND           BNP Paribas Securities Corp.               $    344
                                   RBS Securities Corp.                       $    343
                                   UBS Securities LLC                         $    344

SELECT SMALLCAP VALUE FUND         State Street Global Markets LLC            $  1,991

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
SHORT DURATION FUND                Banc of America Corp.                      $  1,494
                                   Bear Stearns & Co., Inc.                   $  4,269
                                   Countrywide Securities Corp.               $  5,011
                                   Credit Suisse Capital LLC                  $    442
                                   Goldman Sachs & Co.                        $  4,674
                                   J.P. Morgan Securities, Inc.               $  3,982
                                   Lehman Brothers, Inc.                      $  3,920
                                   Merrill Lynch Pierce Fenner & Smith        $  3,842
                                   Morgan Stanley & Co., Inc.                 $  2,997
                                   Prudential Securities, Inc.                $  1,651
                                   U.S. Bancorp Investments, Inc.             $    975
                                   UBS Securities LLC                         $    333
                                   Wachovia Securities LLC                    $  5,042
                                   Wells Fargo & Co.                          $  1,858

SMALLCAP GROWTH FUND               Banc of America Corp.                      $    859
                                   BNP Paribas Securities Corp.               $    516
                                   Credit Suisse Capital LLC                  $    220
                                   Deutsche Bank Securities, Inc., Inc.       $    479
                                   J.P. Morgan Securities, Inc.               $    564
                                   Merrill Lynch Pierce Fenner & Smith        $    147
                                   RBS Greenwich Capital Markets              $    295
                                   UBS Securities LLC                         $    296

SMALL COMPANY FUND                 Banc of America Corp.                      $  6,571
                                   BNP Paribas Securities Corp.               $  3,865
                                   Credit Suisse Capital LLC                  $  1,682
                                   Deutsche Bank Securities, Inc.             $  3,669
                                   J.P. Morgan Securities, Inc.               $  4,317

                                   Merrill Lynch Pierce Fenner & Smith        $  1,122
                                   RBS Greenwich Capital Markets              $  2,175
                                   UBS Securities LLC                         $  2,183

STOCK FUND                         Banc of America Corp.                      $ 26,028
                                   BNP Paribas Securities Corp.               $    525
                                   Citigroup Global Markets, Inc.             $ 18,336
                                   Countrywide Securities Corp.               $  3,040
                                   Credit Suisse Capital LLC                  $    525
                                   Deutsche Bank Securities, Inc.             $  1,145
                                   Goldman Sachs & Co.                        $ 21,544
                                   J.P. Morgan Securities, Inc.               $  1,348
                                   Merrill Lynch Pierce Fenner & Smith        $ 10,715
                                   State Street Global Markets LLC            $ 15,451
                                   UBS Securities LLC                         $ 19,090

STRATEGIC INCOME FUND              Banc of America Corp.                      $    489

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
                                   Bear Stearns & Co., Inc.                   $  1,057
                                   BNP Paribas Securities Corp.               $  2,780
                                   Citigroup Global Markets, Inc.             $    366
                                   Countrywide Securities Corp.               $    464
                                   Goldman Sachs & Co.                        $  1,171
                                   J.P. Morgan Securities, Inc.               $  1,293
                                   Merrill Lynch Pierce Fenner & Smith        $  1,082
                                   Morgan Stanley & Co., Inc.                 $  1,361
                                   RBS Greenwich Capital Markets              $  3,745
                                   UBS Securities LLC                         $  3,074
                                   Wachovia Securities LLC                    $  1,245

TAX-FREE MINNESOTA FUND            State Street Global Markets LLC            $  1,512

TAX-FREE NATIONAL FUND             State Street Global Markets LLC            $  5,404

TOTAL RETURN BOND FUND             Banc Of America Corp.                      $  7,253
                                   Bear Stearns & Co., Inc.                   $  4,276
                                   BNP Paribas Securities Corp.               $ 76,591
                                   Citigroup Global Markets, Inc.             $ 13,293
                                   Countrywide Securities Corp.               $ 15,331
                                   Credit Suisse Capital LLC                  $  3,350
                                   Deutsche Bank Securities, Inc.             $  9,490
                                   Goldman Sachs & Co.                        $  7,519
                                   J.P. Morgan Securities, Inc.               $ 22,576
                                   Lehman Brothers, Inc.                      $  5,331
                                   Merrill Lynch Pierce Fenner & Smith        $  9,216
                                   Morgan Stanley & Co., Inc.                 $  5,525
                                   RBS Greenwich Capital Markets              $ 66,327
                                   U.S. Bancorp Investments, Inc.             $  2,906
                                   UBS Securities LLC                         $ 87,213
                                   Wachovia Securities LLC                    $ 12,439

U.S. GOVERNMENT SECURITIES FUND    BNP Paribas Securities Corp.               $  2,512
                                   Countrywide Securities Corp                $  3,848
                                   Lehman Brothers, Inc.                      $  1,969
                                   Merrill Lynch Pierce Fenner & Smith        $  3,915
                                   RBS Greenwich Capital Markets              $  2,501
                                   UBS Securities LLC                         $  2,512

VALUE FUND                         Banc of America Corp.                      $ 17,042
                                   BNP Paribas Securities Corp.               $    579
                                   Citigroup Global Markets, Inc.             $  7,990
                                   Credit Suisse Capital LLC                  $    580
                                   Deutsche Bank Securities, Inc.             $  1,264
                                   Goldman Sachs & Co.                        $  7,562
                                   J.P. Morgan Securities, Inc.               $  9,341
                                   Merrill Lynch Pierce Fenner & Smith        $    386

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

                                   U.S. Bancorp Investments, Inc.             $  3,737
                                   UBS Securities LLC                         $  4,746
                                   Wachovia Securities LLC                    $  6,175
                                   Wells Fargo & Co                           $  5,843

VALUE OPPORTUNITIES FUND           Banc of America Corp.                      $ 13,583
                                   BNP Paribas Securities Corp.               $    623
                                   Citigroup                                  $  2,346
                                   Countrywide Securities Corp.               $  2,188
                                   Credit Suisse First Boston Corp.           $    623
                                   Deutsche Bank Securities, Inc.             $  1,359
                                   J.P. Morgan Securities, Inc.               $  1,598
                                   Merrill Lynch Pierce Fenner & Smith        $    415
                                   RBS Greenwich Capital Markets              $  6,565
                                   UBS Securities LLC                         $  4,580

     Because Global Equity Fund had not commenced operations as of the date of this SAI, no information regarding Global Equity Fund's regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) is available.

                                  FUND EXPENSES

     EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence,
(2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) fees, expenses and disbursements of custodians for all services to the Fund, (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (13) expenses for servicing shareholder accounts, (14) any direct charges to shareholders approved by the directors of the Fund, (15) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, the Floating Rate Fund may incur unique expenses due to the nature of its investment strategy which are paid by the Floating Rate Fund, including: consultants' and attorneys' fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.

     Each fund of funds, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. Each fund of funds' expense ratios, as disclosed in the funds of funds' prospectus, may be higher or lower depending on the allocation of the fund of funds' assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

     Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company. HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO


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

bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.

     HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that Fund's next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectuses.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectuses, HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

-    Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan &


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

Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

In addition to the Financial Intermediaries listed above, listed below are all Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists. A.G. Edwards & Sons, Inc., ABD Financial Services, Inc., ABN Amro Investment Srvcs Inc., Access Investments, Inc., Advantage Capital Corp, Advisory Group Equity Svcs Ltd, AFA Financial Group, LLC, AIG Financial Advisors, Aim Investments, Allegacy F.C.U., Allen & Co. of Florida, Inc., Allen & Company, Inc., Alliance Berstein, AllState Financial Svcs., LLC, AMCORE Bank, Amcore Investment Services,Inc., AMERICAN AIRLINES, American Funds, American Funds & Trusts, Inc., American Gen'l Securities Inc., American Investors Company, American Municipal Sec's, Inc., American Portfolios Financial Svcs, Ameritas Investment Corp., Amsouth Investment Services, Amtrust Investment Services, Inc., Anchor Bank, Anchor Bank Heritage N.A., AnchorBank, fsb, Anderson & Strudwick, Inc., Arizona State Savings & CU, Arvest Asset Management, Arvest Bank, Associated Bank, NA, Associated Financial Srvcs, Inc., Associated Investment Svcs Inc., Associated Securities Corp., Atlantic Securities, Inc., AXA Advisors, LLC, Axiom Capital Management, Inc., Ayre Investments, B.C. Ziegler and Company, Bainbridge Securities, Inc., Banc of America Investment Svcs Inc., Bancorpsouth Investment Srvc Inc., BancWest Investment Services Inc., Bangor Securities, Inc., Bank Insurance & Securities Association, Bank of America, Bank of Lancaster County, NA, Bank of Oklahoma, Bank of Orange County, Bank of the West, Bankers & Investors Co., BankWest, Inc., Bannon, Ohanesian & Lecours, Inc., BB&T Investment Services, Inc., Bear, Stearns & Co. Inc., BECU, Berthel, Fisher & Co Financial Svcs Inc., BI Investments, LLC, BISA, Blue Vase Securities, LLC, Boenning & Scattergood, Inc., BOSC, Inc., Brecek & Young Advisors, Inc., Brecek & Young Financial Group Inc., Broker Dealer Financial Services Corp., Brookstone Securities, Inc., Brookstreet Securities Corp., Butler, Wick & Co., Inc., C.J.M. Planning Corp., Cadaret, Grant & Co., Inc., Calvert Distributors, Cambridge Investment Research, Inc., Cantella & Co., Inc., Capital Analysts, Inc., Capital Bank & Trust, Capital Brokerage Corporation, Capital Financial Service Corp, Capital Financial Srvcs., Inc., Capital Investment Group, Inc., Capital Investment Svcs, Inc., Capital Management Sec's, Inc., Capital Secs. of America, Inc., Capital West Securities, Inc., Capitol Securities Management, Inc., CapWest Securities, Inc., Carey, Thomas, Hoover & Breault, Carolinas Investment Consulting LLC, Carroll Bank & Trust, CCF Investments Inc., CCF Investments, Inc., CCO Investment Services Corp., Centaurus Financial, Inc., Centaurus Financial, Inc., Central Investment Center, Inc., Century Securities Assocs., Inc., CFD Investments, Inc., Charles Schwab, Charles Schwab & Company, Inc., CHASE, Chicago Inv. Group, Chicago Investment Group, LLC, Christian Community Credit Union, Citibank, CITICORP, Citicorp Investment Services, Citicorp Platform, Citigroup Global Markets, Inc., Citizens Bank, Citizens Financial Srvcs, FSB, City Securities Corporation, Clary Financial Planning Corp., Coastal Federal Credit Union, Coburn & Meredith, Inc., Colonial Brokerage, Inc., Comerica Bank, Comerica Securities, Commerce Bank & Trust, Commerce Bank, N.A., Commerce Brokerage Svcs, Inc., Commerce Capital Markets, Commerce Capital Markets, Inc., Commonwealth Bank & Trust Co., Commonwealth Financial Network, Commonwealth Investment Svcs Inc., Compass Bank, Compass Brokerage, Inc., Consumer Concepts Investments Inc., Cornerstone Financial Svcs., Inc., Cosse International Sec'c Inc. Countrywide Bank, Countrywide Investment Srvc Inc., Cozad State Bank & Trust Co., CPI Capital, Crews & Associates, Inc., Crowell, Weedon & Co., Crown Capital Securities, L.P., Crown Capital Securities, LLP, CUE, Cuna Brokerage Services, Inc., CUNA CU, Cuso Financial Services, LLP, D.A. Davidson & Company, D.H. Hill Securities, LLP, Daiwa Securities, Davenport & Company LLC, David A. Noyes & Company, David Lerner Associates, Inc., Delta Trust Investment, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Bank Alex. Brown Inc., DFC INVESTOR, Diversified Resources, LLC, Diversified Securities, Inc., Dominion Investor Svcs., Inc., Dortch Secs. & Investments, Inc., Duncan-Williams, Inc., E*Trade, Securities, Inc., Eagle One Investments, LLC, The East Carolina Bank, Edward Jones, Elliott-Ledgerwood & Company, Empire Financial Group, Inc., Empire Securities Corporation, Ensemble Financial Svcs, Inc., EPlanning Securities, Inc., Equitable Bank, Equitas America, LLC, Equity Services, Inc., Essex Financial Services, Inc., Essex National Securities, Inc., Essex Securities, LLC, Fairfield National Bank, Farmers & Merchants Bank, Farmers Finc'l Solutions LLC, Farmers National Bank, FAS Corp., Feltl & Company, Ferris/Baker Watts, FFP Securities, Inc., Fidelity Brokerage Srvcs., Inc., Fifth Third Bank, Fifth Third Securities, Financial Network Investment Corp, Financial Partners Credit Union, Financial Planning Assoc., Financial Security Management, Inc., Financial West Group, Fintegra LLC, First Allied Securities, First American Bank, First American Securities, Inc., First Bank, First Bank of Owasso, First Brokerage America, FIRST BROKERAGE AMERICA, LLC, First Busey Securities, Inc., First Citizens Bank, First Citizens Financial Plus, Inc., First Citizens Investor Srvcs, First Commercial Bank, First Federal Bank, First Financial Equity Corp., First Heartland Capital Inc., First Horizon Bank, First Indiana Bank, N.A., First MidAmerica Investment Corp, First Midwest Bank, First Montauk Securities, First National Bank, First Republic Group, First Southeast Inv. Srvcs., First Tennessee Bank, First Tennessee Brokerage, Inc., First Wall Street

Corporation, First Western Advisors, First Western Securities Inc., Florida Investment Advisers, FNB Brokerage Services, Inc., FNIC F.I.D. Div., Foothill Securities, Inc., Foresters Equity Services, Inc., Franklin Templeton, Frost Brokerage Services Inc., Frost National Bank, FSC, FSC Securities Corporation, FSIC, Gateway Investment Services Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Glencrest Insurance Services, GMS Group, LLC., Great American Advisors, Inc., Great American Investors, Inc., Gunnallen Financial, Inc., H&R Block Financial Advs., Inc., H. Beck, Inc., H.D.Vest Investment Services, Hand Securities, Inc., Harbor Financial Services, Harbor Financial Services, LLC, Harbour Investments, Inc., Harger and Company, Inc., Harris Bank, Harris Investor Services, Inc., Harris Investor Services, LLC, Hartford, Harvest Capital LLC, HBW Securities, LLC,Hibernia Investments, LLC, Hibernia National Bank, Hilliard Lyons, HIMCO, Hornor, Townsend & Kent, Inc, HSBC Bank USA, HSBC Brokerage, Inc., HSBC Securities (USA) Inc., Hudson Valley Federal C.U., Huntingdon Securites Corp., Huntington Investment Co, Huntington Investments, Huntington National Bank, Huntleigh Securities Corp., I P I Investments, IBC Bank, IBC Investments, IBN Financial Services, Inc., IFG Network Securities, Inc., IFMG Securities, Inc., IMS Securities, Inc., Independent Bank, Independent Financial Marketing, Independent Financial Group, LLC, Indiana Merchant Banking &Brok, Infinex Investment, Inc., ING Financial Advisors, LLC, ING Financial Partners, InterSecurities, Inc., Intervest Inter. Equities Corp, Inverness Sec., LLC, INVEST Financial Corporation, INVEST/Atlantic Coast Federal, INVEST/Bremer Bank, INVEST/Capital City Bank, INVEST/Johnson Bank, INVEST/Terre Haute First National Bank, Investacorp, Inc., Investecorp, Investment Advsrs & Consult's, Investment Center, Inc., Investment Centers of America, Investment Management Corp., Investment Planners, Inc., Investment Professionals, Inc., Investors Capital Corp., Investors Security Co., Inc., Iowa State Bank, J.B. Hanauer & Co., J.P. Turner & Co., J.W. Cole, J.W. Cole Financial, Inc., James T. Borello & Co., Janney Montgomery Scott, Inc., Jefferson Pilot Financial, Jefferson Pilot Securities Corp, JJB Hilliard/WL Lyons, Inc., Kaplan & Co., Securities Inc., Kern Schools, Key Investment Services, KeyBank, NA, Kinecta Credit Union, KMS Financial Services, Inc., KNBT Securities, Inc., Kovack Securities, Inc., KW Securities Corporation, L.M. Kohn & Company, Laidlaw & Company (UK) Ltd., Landmark National Bank, Lara, Shull & May, LTD, LaSalle Financial Services,Inc., LaSalle St. Securities, Inc., LaSalle Street Securities, Inc., Leesport Bank, Legend Equities Corporation, Legg Mason Wood Walker, Inc., Legg Mason/Citigroup Global Mk, LFA, Liberty Group, LLC, Lincoln Financial Advisors Corp, Lincoln Investment Planning, Inc., Lincoln Savings Bank, Linsco/Private Ledger, Linsco/Private Ledger/Bank Div, Local Federal Bank, Lockheed Federal Credit Union, Lord Abbott, LPL, M & L, M C Bank & Trust, M&I Brokerage Services, Inc., M&T Bank, M&T Securities, Inc., M.L. Stern & Co. Inc., Main Street Securities, LLC, McDonald Investments, Means Investment Co Inc., Meridien Financial Group, Inc., Merolla Inc., Merrill Lynch Inc., Mesirow Financial, Inc., MetLife Securities, Inc., MFS, Mid Atlantic Capital Corp., MidAmerica Financial Srvcs Inc., Mid-Atlantic Securities, Inc., MidFirst Credit Union, MidSouth National Bank, MMC Securities Corporation, MML Investor Services, Inc., Moloney Securities Co., Inc., Money Concepts Capital Corp, Moors & Cabot, Inc., Morgan Keegan & Co., Inc., Morgan Keegan FID Division, Morgan Stanley, MSCS Financial Services, LLC, Multi-Financial Securities Corp, Multiple Financial Srvcs., Inc., Mutual Service Corp., NAST, NatCity Investments, National Advisers Trust, National Planning Corporation, National Securities Corp., Nations Financial Group, Inc., Nationwide Planning Assoc, Inc., NAVA, Navy Federal Credit Union, NBC Securities, Inc., Nelson Securities, Inc., Nelsonreid, Inc., New England Securities Corp., Newbridge Securities Corp., Next Financial Group, NFP Securities, Inc., North Ridge Securities Corp., North Star Bank, Northeast Securities, Inc., Northern Trust Company, Northern Trust Securities, Inc., Northwest Financial Corp., Northwest Georgia Bank, Northwestern Mut Inv Svcs Inc., Oak Tree Securities, Inc., Oakbrook Financial Group, Inc., Ohio National Equities, Inc., Oklahoma State Bank, Old National Bank, One Securities Corp., OneAmerica Securities Inc., Online Brokerage Services, Oppenheimer and Co., Inc.,Orange County Teachers FCU, Orange County, FFC, Pacific West Securities, Inc., Packerland Brokerage Svcs, Inc., Park Avenue Securities, Partnervest Securities, Inc., Patelco Credit Union, Paulson Investment Company Inc., Pension Planners Sec's Inc., Peoples Bank, People's Bank, Peoples Securities, Inc., Pershing, PFIC Securities Corp, Piper Jaffray & Co., PlanMember Securities Corp, Planned Investment Co., Inc., PNC Bank Corp., PNC Investments LLC, Pointe Capital, LLC, Polar Investment Counsel, Inc., Power Federal Credit Union, Prime Capital Services, Inc., PrimeSolutions Securities, Inc., PrimeVest Financial Services, Princor Financial Service Corp, Private Consulting Group, Inc., ProEquities, Inc., Prospera Financial Services, Provident Bank, Purshe, Kaplin & Sterling, Putnum, QA3 Financial Corp., Quest Capital Strategies, Inc., Questar Capital Corp, R. Seelaus & Company Inc., Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Srvcs,Inc., RBC Centura Secs, Inc. FID Div, RBC Centura Securities, Inc., RBC Dain FID Division, RBC Dain Rauscher Inc., RDM Investment Services, Inc., Regal Discount Securities, Inc., Regions Bank, Reliance Securities, LLC, Resource Horizons Group, LLC, Rice Pontes Capital, RJFS, Robert W. Baird & Co. Inc., Rockhurst University, Rocky Mountain Bank, Rogan & Associates, Rogan & Associates, Inc., Royal Alliance Associates, Inc., Royal Securities Company, Ryan Beck & Co., S.Smith Barney/Bank Invs Cntrs, Safe CreditUnion, Sage, Rutty & Co., Inc., Sagemark Consulting, SAL Financial Services, Sammons Securities Co., Sanders Morris Harris Inc., Sandgrain Securities, Inc., Sandy Spring Bank, Santa Barbara Bank & Trust, SAS Institute, Sawtooth Securities, LLC, Saxony Securities, Inc., SCF Securities, Inc., Scott & Stringfellow, Inc., Seacoast Investor Services Inc., Secure America Financial, Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Security Service F.C.U., Shields & Company, Shields and Company, SIG Securities, Sigma Financial Corporation, Signator Investors Inc., Signature Bank, SII Investments, Sky Bank, Smith Barney, Smith Hayes Fin Svcs Corp, South Valley Wealth, Southwest Securities, Inc., Sovereign Bank, Space Coast Credit Union, Spectrum Capital, Inc., Stanford Group Company, Stephens, Inc., Sterling Financial Investment Group, Sterling State Bank, Sterne Agee & Leach, Inc., Stifel, Nicolaus &

Co., Inc., Stillwater National Bank & Trs, Stockcross, Inc., Stone and Youngberg, LLC, Strand Atkinson Williams York, Strata Bank, Strategic Financial Alliance, Summit Brokerage Services Inc., SunAmerica, Sunset Financial Services, Inc., SunTrust Investment Srvcs, Inc., SunTrust Securities, Inc., Susquehanna Bank of PA, SWBC Investment Company, SWS Financial Services, Symetra investments, Symetra Investment Services Inc., Synergy Financial Services, Synergy Investment Group, Synovus Securities, T.J. Raney & Sons, Inc., TD Waterhouse Investor Srvcs, Inc., TD Waterhouse Invstr Srvcs,Inc., TFC Financial Management, TFS Securities, Inc., The Huntington Investment Co., The Windsor Group, Thoroughbred Financial Svcs, LLC, Thrivent Investment Management Inc., Thurston, Springer, Miller,Her, Tower Square Securities, Inc., TradeStar Investments, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., Triune Capital Advisors, Trustmont Financial Group, U.S Bank, U.S. Investors, Inc., UBOC Investment Services, Inc., UBS Financial Services, Inc., UBS International, UCB Investment Services, Inc., UMB Bank, UMB Financial Services, Inc., UMB Scout Brokerage Services, Union Bank, Union Bank of California, N.A., Union Federal Bk/Indianapolis, UnionBanc Investment Services, United Brokerage Services, Inc, United Heritage Finc'l Svcs, US Bancorp FID, US Bancorp Investments, US Bank, USA Financial Securities Corp., USAllianz Securities, Inc., USF Securities LP, USI Securities, UVest Financial Services, V.B.C. Securities, VALIC Financial, Advisors, Inc., Valley Bank, ValMark Securities, Van Kampen, VanDerbilt Securities, LLC, VENTURE BANK, VFinance Investments, Inc., Vision Invstmnt Services, Inc., Vorpahl Wing Securities, VSR Financial Services, Inc., Wachovia Bank, Wachovia ISG Platform, Wachovia Sec Inc Fncl Network, Wachovia Securities ISG, Wachovia Securities LLC, Waddell & Reed, Inc., Wall Street Financial Group, Walnut Street Securities, Inc., Warner Group, Inc., Washington Mutual, Waterhouse Securities, Inc., Waterstone Financial Group, Wayne Hummer Investments LLC, Wealth Management Srvcs., Webster Bank, Webster Investment Srvcs., Inc., Webster Investments, Wedbush Morgan Securities Inc., Wellington Management Company, Wellington Securities, Inc., Wells Fargo Investments, Wells Fargo Secs Independent, Wells Federal Bank, WesBanco Bank, WesBanco Bank, Inc., WesBanco Securities, Inc., Wescom Credit Union, Wescom Financial Services, WESCOM FINANCIAL SERVICES LLC, Western International Sec's, Westminster Financial Services, Westport Resrcs Invest Srvcs, Whitney National Bank, Wilbank Securities, Williams Financial Group, Inc., Winslow, Evans & Crocker, Inc., WM Financial Services, Inc., Woodbury Financial Srvcs, Inc., Woodlands Securities Corp., Woodmen Financial Services Inc., Workman Securities Corp., World Group Securities, Inc., Worth Financial Group, Inc., WRP Investments, Inc. Wunderlich Securities Inc., XCU Capital Corp., Inc., Yankee Financial Group, Inc., Zeigler Investments and Zions National Bank.

COMMISSIONS TO DEALERS

     The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005 is as follows:

YEAR       FRONT-END SALES COMMISSIONS      CDSC      AMOUNT REALLOWED   AMOUNT RETAINED
----       ---------------------------   ----------   ----------------   ---------------
2007
Class A            $117,907,856          $1,187,494     $101,827,646       $17,267,704
Class B                     N/A          $5,692,605              N/A       $ 5,692,605
Class C                     N/A          $2,205,486              N/A       $ 2,205,486
Class I                     N/A                 N/A              N/A               N/A
Class Y            $     10,159*                N/A     $      8,991*      $     1,168*
Class L            $    615,901          $   35,123     $    524,455       $   126,569
Class R3                    N/A                 N/A              N/A               N/A
Class R4                    N/A                 N/A              N/A               N/A
Class R5                    N/A                 N/A              N/A               N/A

2006
Class A            $111,735,473          $  494,034     $ 96,165,477       $16,064,030
Class B                     N/A          $6,383,807              N/A       $ 6,383,807
Class C            $      2,180          $1,143,795     $          0       $ 1,145,975
Class I                     N/A                 N/A              N/A               N/A
Class Y                     N/A                 N/A              N/A               N/A
Class L            $    502,384          $       35     $    427,011       $    75,408
Class R3                    N/A                 N/A              N/A               N/A
Class R4                    N/A                 N/A              N/A               N/A
Class R5                    N/A                 N/A              N/A               N/A

2005
Class A            $ 76,175,911          $  542,553     $ 65,752,751       $10,965,712
Class B                     N/A          $7,532,599              N/A       $ 7,532,599
Class C            $     24,225          $  708,091     $     23,691       $   708,625

* This information reflects the reclassification of Class E shares and Class E shares as Class Y shares and Class H, M and N shares as Class L shares. The reclassification was effected on February 12, 2007.

Class I                     N/A                 N/A              N/A               N/A
Class Y                     N/A                 N/A              N/A               N/A
Class L            $    568,991          $      516     $    483,520       $    85,987
Class R3                    N/A                 N/A              N/A               N/A
Class R4                    N/A                 N/A              N/A               N/A
Class R5                    N/A                 N/A              N/A               N/A

     Because Global Equity Fund had not commenced operations as of the date of this SAI, no information is available regarding the aggregate dollar amount of commissions received by HIFSCO for the sale of Global Equity Fund shares. Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Strategic Income Fund, Tax-Free-California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED               PRICE
-----------------------------------------   ----------------------   ----------------------   ----------------------
Less than $50,000                                    5.50%                    5.82%                    4.75%
$50,000 or more but less than $100,000               4.50%                    4.71%                    4.00%
$100,000 or more but less than $250,000              3.50%                    3.63%                    3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                    2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                    1.75%
$1 million or more(1)                                   0%                       0%                       0%

High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED               PRICE
-----------------------------------------   ----------------------   ----------------------   ----------------------
Less than $50,000                                    4.50%                    4.71%                    3.75%
$50,000 or more but less than $100,000               4.00%                    4.17%                    3.50%
$100,000 or more but less than $250,000              3.50%                    3.63%                    3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                    2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                    1.75%
$1 million or more(1)                                   0%                       0%                       0%

Floating Rate Fund and Short Duration Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED               PRICE
-----------------------------------------   ----------------------   ----------------------   ----------------------
Less than $50,000                                    3.00%                    3.09%                    2.50%
$50,000 or more but less than $100,000               2.50%                    2.56%                    2.00%
$100,000 or more but less than $250,000              2.25%                    2.30%                    1.75%
$250,000 or more but less than $500,000              1.75%                    1.78%                    1.25%
$500,000 or more but less than $1 million            1.25%                    1.27%                    1.00%
$1 million or more(1)                                   0%                       0%                       0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

     A front-end sales charge is not assessed on Class A shares of Money Market Fund.

     HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

     HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

     HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS

     Each Company, on behalf of its respective Funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B Class C, Class R3 and Class R4 shares of each Fund, and The Hartford Mutual Funds II, Inc. has adopted a separate Plan for each of the Class L, Class R3 and Class R4 shares of each Hartford II Fund, pursuant to appropriate resolutions of the applicable Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the FINRA regarding asset-based sales charges.

     CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. However, the Companies' boards of directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each Fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

     CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.

CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Conversely, even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the Funds will not be obligated to pay more than that fee.

     In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide.

     The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits which the Plans may provide to the Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The board of directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

     For the fiscal year ended October 31, 2007, the Hartford Funds paid the 12b-1 fees listed below.

FUND NAME                            CLASS A       CLASS B       CLASS C
--------------------------------   -----------   -----------   -----------
Advisers Fund                      $ 2,749,464   $ 2,944,496   $ 2,131,089
Balanced Income Fund               $    62,255   $    11,392   $    18,483
Capital Appreciation Fund          $27,578,701   $19,990,135   $35,791,530
Capital Appreciation II Fund       $ 1,178,705   $   616,720   $ 2,259,993
Checks and Balances Fund           $    72,891   $    32,987   $    91,273
Disciplined Equity Fund            $   459,358   $   335,729   $   278,376
Dividend and Growth Fund           $ 7,407,884   $ 3,867,396   $ 3,466,986
Equity Income Fund                 $ 1,635,216   $   495,887   $   688,677
Floating Rate Fund                 $ 5,122,172   $   607,144   $15,054,299
Fundamental Growth Fund            $    96,323   $   126,360   $   129,544
Global Communications Fund         $    57,335   $    51,425   $    75,121
Global Financial Services Fund     $    56,741   $    39,574   $    48,423
Global Growth Fund                 $ 1,076,349   $   735,922   $   671,441
Global Health Fund                 $ 1,129,135   $   821,260   $ 1,178,503
Global Technology Fund             $    88,331   $   131,864   $   128,058
Growth Fund                        $ 1,546,978   $   408,074   $   806,517
Growth Opportunities Fund          $ 1,434,952   $   398,236   $   768,831
High Yield Fund                    $   470,938   $   353,528   $   379,276
High Yield Municipal Bond Fund     $    26,867   $     3,708   $    19,550
Income Fund                        $   167,940   $    87,829   $   120,954
Inflation Plus Fund                $   536,713   $   773,646   $ 1,852,789
International Growth Fund          $   784,388   $   412,128   $   521,840
International Opportunities Fund   $   485,159   $   324,006   $   245,494
International Small Company Fund   $   285,207   $   162,301   $   262,323
LargeCap Growth Fund               $    23,198   $     2,797   $     3,852
MidCap Fund                        $ 5,095,931   $ 4,604,325   $ 5,164,679
MidCap Growth                      $    50,644   $    40,148   $    42,884
MidCap Value Fund                  $   804,935   $   644,568   $   657,562
Money Market Fund                  $   627,843   $   267,127   $   317,647
Select MidCap Value Fund           $   102,561   $    44,048   $    84,318
Select SmallCap Value              $    44,611   $     4,339   $     4,089
Short Duration Fund                $    72,111   $    63,460   $   158,960
Small Company Fund                 $   600,029   $   527,532   $   554,570
SmallCap Growth Fund               $   615,674   $   187,046   $   252,481
Stock Fund                         $ 1,712,461   $ 1,999,330   $ 1,562,094
Strategic Income Fund              $    30,407   $     5,703   $    29,789
Tax-Free California Fund           $    74,542   $    17,930   $    43,752
Tax-Free Minnesota Fund            $    21,894   $     8,050   $     6,937
Tax-Free National Fund             $   238,783   $    72,370   $   187,582
Tax-Free New York Fund             $    28,668   $    18,214   $    26,965
Total Return Bond Fund             $ 1,295,118   $   813,502   $   791,977
U.S. Government Securities Fund    $   119,376   $   152,159   $   102,698
Value Fund                         $   214,783   $   128,125   $   137,119
Value Opportunities Fund           $   346,887   $   208,233   $   276,710
Equity Growth Allocation Fund      $   363,226   $   403,431   $   624,136
Growth Allocation Fund             $ 1,090,978   $ 1,251,141   $ 2,034,332
Balanced Allocation Fund           $ 1,326,059   $ 1,219,432   $ 1,977,911
Conservative Allocation Fund       $   264,954   $   231,588   $   441,008
Income Allocation Fund             $    76,457   $    54,987   $    78,965
Retirement Income Fund             $     3,997   $     1,992   $     1,944
Target Retirement 2010 Fund        $    12,694   $     3,884   $     5,709
Target Retirement 2020 Fund        $    24,679   $     4,519   $     5,161
Target Retirement 2030 Fund        $    20,285   $     3,890   $     2,799

FUND NAME                            CLASS L
---------                          -----------
Growth Fund                        $  732,127
Growth Opportunities Fund          $1,670,054
SmallCap Growth Fund               $  343,333
Tax-Free Minnesota Fund            $    7,553
Tax-Free National Fund             $   21,023
U.S.  Government Securities Fund   $   79,896
Value Opportunities Fund           $  107,874

     Because Global Equity Fund had not commenced operations as of the date of this SAI, no information regarding 12b-1 fees paid is available.

     For the fiscal year ended October 31, 2007, approximately $309,196, $182,586,503 and $2,550,471 of the Funds' total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers and compensation to sales personnel, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.

     EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS Certain accounts held on the Funds' books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

     For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.

     ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR THE HARTFORD II FUNDS In addition to the exemptions described in the Funds' prospectus, the following shareholders of the Hartford II Funds who were invested in Class L shares of a particular Hartford II Fund on February 19, 2002 and who remain invested in that particular Fund and class are exempt from the sales charge for subsequent purchases in that same Fund and class:

     - The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

     - Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, Inc. (including agencies) or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

     -    Selling broker dealers and their employees and sales representatives;

     - Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the Funds;

     - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated


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

          companies) having a sales agreement with Fortis Investors, Inc. and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

     - Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more. (A 1% CDSC applies if redeemed within 18 months.)

     -    Registered investment companies;

     - Purchases by employees (and their families, as defined below under the "Rights of Accumulation" section) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Woodbury Financial; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

     - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

     - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;

     - Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;

     - With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis U.S. Government Securities Fund.

     - One or more members of a group (and their families, as defined below under the "Rights of Accumulation" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity. (A 1% CDSC applies if redeemed within 18 months.)

     RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any Fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A and Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART 529 Accounts owned by the shareholder as described above under "Rights of Accumulation." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or L Class shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Rights of Accumulation." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below under Deferred Sales Charge) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

     The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

     SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company's directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

     DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C AND CLASS L Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

     Class A shares which were purchased without a front-end sales charge and which are redeemed within eighteen months of purchase, Class B shares which are redeemed within six years of purchase, and Class C shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the length of time of any payment for the purchases of Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

     When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

     Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A, Class B, Class C and Class L shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class C and Class L shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

     The CDSC will be waived on redemptions of Class B and Class C shares and of Class A and Class L shares that are subject to the CDSC in the following cases:

     - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

     - because of shareholder death or disability in the case of a transfer or rollover to a Hartford company only,

     - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

     -    for retirement plans under the following circumstances:

          (1)  to return excess contributions,

          (2)  hardship withdrawals as defined in the plans,

          (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

          (4) to meet minimum distribution requirements under the Internal Revenue Code,

          (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

          (6) after separation from service for employer sponsored retirement plans, and

          (7) for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

SUSPENSION OF REDEMPTIONS

     A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                                ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: your identity cannot be verified or you fail to provide a valid SSN or TIN; the registered address of your account is outside of the United States or in a US jurisdiction in which the fund shares are not registered; transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; shares purchased are not paid for when due; your account does not meet the qualifications for ownership for the particular class of shares held in your account; maintenance of your account jeopardizes the tax status or qualifications of the funds; your account balance falls to $1,000 or less and your fail to bring the account above the $1,000 within thirty (30) days of notification; there is a change in your broker of record, for example your broker is no longer able to sell fund shares; or closing the account is determined to be in the best interests of the fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The assets of each fund of funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each Fund, other than Money Market Fund, will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by each Company's board of directors. Short-term securities held in Money Market Fund are valued at amortized cost, which approximates market value. All other Funds' (or in the case of the funds of funds, the Underlying Funds') debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     Equity securities are valued at the official closing price or at the last sales price reported on the Primary Market or exchange (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. If the security did not trade on the Primary Market, it may be valued at the last reported sale price on another exchange where it trades. For securities traded on the NASDAQ national market system, the Funds (or in the case of a fund of funds, the Underlying Funds) utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid-ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable are valued in good faith at fair value by, or under guidelines established by, the Funds' boards of directors.

     Foreign securities markets may trade on days when a Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, each Fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that Fund's Board (or in the case of a funds of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE.

     Under the amortized cost method of valuation, an instrument is valued at acquisition cost adjusted by the daily accretion of discount or amortization of premium and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

     The amortized cost method of valuation permits Money Market Fund to maintain a stable $1.00 net asset value per share. The board of directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

     A Fund's maximum offering price per Class A and Class L shares is determined by adding the maximum sales charge to the net asset value per share. Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares and the Class A shares of Money Market Fund are (or, in the case of Class Y shares of Tax-Free California Fund and Tax-Free New York Fund, will be) offered at net asset value without the imposition of an initial sales charge.

                        CAPITALIZATION AND VOTING RIGHTS

     The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 37.0 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into 58 series.

     The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The Hartford II Funds became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the Hartford II Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 162.5 billion shares of common stock, par value $0.0001 per share ("Common Stock"). The shares of Common Stock are divided into seven series.

     The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds (except for Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Checks and Balances Fund and High Yield Municipal Bond Fund) designated in each instance as Class A, Class B, Class C and Class Y shares. Checks and Balances Fund and High Yield Municipal Bond Fund do not currently offer Class Y shares. Class Y shares for each of Tax-Free California Fund and Tax-Free New York Fund are not currently available. For Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund, the directors of The Hartford Mutual Funds, Inc. have authorized the issuance of seven classes of shares designated in each instance as Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5 shares. The directors of The Hartford Mutual Funds have also authorized the issuance of Class R3, Class R4 and Class R5 shares for Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend & Growth Fund, Equity Income Fund, Floating Rate Fund, Global Equity Fund, Global Growth Fund, Global Health Fund, High Yield Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, Money Market Fund, Small Company Fund, Stock Fund, Total Return Bond Fund, Value Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund.

     The directors of The Hartford Mutual Funds II, Inc. have authorized the issuance of Class L shares for each of the Hartford II Funds. The directors of The Hartford Mutual Funds II, Inc. have also authorized the issuance of Class R3, Class R4 and Class R5 shares for the following Hartford II Funds: Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund.

     In addition to the Class I shares authorized for the Asset Allocation Funds, the directors of each Company have authorized the issuance of Class I shares for the following Hartford Funds: Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Global Equity Fund, Global Health Fund, High Yield Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, International Growth Fund, International Small Company Fund,


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Small Company Fund, Strategic Income Fund, Tax-Free National Fund, Total Return
Bond Fund and Value Fund; and the following Hartford New Funds: Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, for Class A, Class C, Class I, Class L, Class R3, Class R4, Class R5 and Class Y, conversion rights and are freely transferable.

     As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds' independent registered public accounting firm.

     Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company's outstanding shares request it in writing, a meeting of that particular Company's shareholders will be held to approve or disapprove the removal of director or directors.

     Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

     Each Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by


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the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

     In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

     If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

     With respect to the Funds other than the funds of funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.


     In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with "Global" and "International" in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

     With respect to the Funds other than the funds of funds, a Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

     With respect to the funds of funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to "pass-through" to its shareholders, including a fund of funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the fund of funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A fund of funds, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.


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     As of October 31, 2007, the following Funds have capital loss carryforwards as indicated below. Each such Fund's capital loss carryover is available to offset that Fund's future realized capital gains to the extent provided in the Code and regulations thereunder.

FUND                               AMOUNT (IN THOUSANDS)   YEAR OF EXPIRATION
----                               ---------------------   ------------------
Disciplined Equity Fund                   $ 10,424                2011
Floating Rate Fund                        $  1,227                2014
Floating Rate Fund                        $ 48,277                2015
Global Technology Fund                    $  5,132                2009
Global Technology Fund                    $ 34,893                2010
High Yield Fund                           $ 16,050                2008
High Yield Fund                           $  1,643                2009
High Yield Fund                           $ 25,246                2010
High Yield Fund                           $ 28,570                2011
High Yield Fund                           $  3,595                2014
High Yield Municipal Bond Fund            $    284                2015
Income Allocation Fund                    $     38                2014
Income Allocation Fund                    $     96                2015
Income Fund                               $    311                2013
Income Fund                               $    262                2014
Income Fund                               $    161                2015
Inflation Plus Fund                       $  8,467                2014
Inflation Plus Fund                       $  8,335                2015
International Opportunities Fund          $    959                2009
International Opportunities Fund          $    511                2010
Short Duration Fund                       $    221                2011
Short Duration Fund                       $    295                2012
Short Duration Fund                       $    977                2013
Short Duration Fund                       $    732                2014
Short Duration Fund                       $    162                2015
Stock Fund                                $138,221                2011
Tax-Free California Fund                  $      5                2014
Tax-Free California Fund                  $    267                2015
Tax-Free Minnesota Fund                   $    114                2015
Tax-Free National Fund                    $    887                2015
Tax-Free New York Fund                    $     52                2015
Total Return Bond Fund                    $  8,505                2014
U.S. Government Securities Fund           $  2,205                2008
U.S. Government Securities Fund           $  3,597                2009
U.S. Government Securities Fund           $    672                2011
U.S. Government Securities Fund           $  3,591                2012
U.S. Government Securities Fund           $  2,517                2013
U.S. Government Securities Fund           $  6,198                2014
U.S. Government Securities Fund           $    880                2015

     Because Global Equity Fund had not commenced operations as of the date of this SAI, no information regarding capital loss carry forwards is available for Global Equity Fund.

     With respect to the Funds other than the funds of funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.


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     With respect to the Funds other than the funds of funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     Pay-in-kind instruments ("PIKs") are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

     With respect to the Funds other than the funds of funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     With respect to the Funds other than the funds of funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

     With respect to the Funds other than the funds of funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund's investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund's net capital gain properly designated by the Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying


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

Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.


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

     With respect to the funds of funds, in general, as described in their prospectus, distributions from a fund of funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a fund of funds' investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the fund of funds' current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a fund of funds as capital gain distributions. A fund of funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a fund of funds' net capital gain properly designated by the fund of funds as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the funds of funds' shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

     An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of


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

distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. The lower tax rates on long-term capital gains for individuals are currently scheduled to expire after 2010, at which time the maximum rate is currently scheduled to increase to 20%.

     In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

     In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35%. Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. The lower tax rates on qualified dividend income are currently scheduled to expire after 2010. After 2010 such amounts would be taxed at ordinary income rates in the absence of further congressional action. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

     With respect to the Funds other than the funds of funds, a Fund's ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. The dividends received deduction is reduced to the extent that the shares held by a Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend.

     Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

     Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, for Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of a Fund's distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of a Fund's shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. A Fund's distributions, if any, made during such three-year period that are attributable to gains from the sale or exchange of "U.S. real property interests," which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in "U.S. real property holding corporations," (including certain non-domestically-controlled REITS), will be taxable to non-U.S. investors and will require such investors to file U.S. income tax returns.


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     A Fund may be required to withhold U.S. federal income tax at a rate of 28%
("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

HIGH YIELD MUNICIPAL BOND FUND, TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND TAX-FREE NEW YORK FUND

     Each of High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt "exempt-interest dividends," provided that at least 50% of the value of the Fund's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid by High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by Tax-Free National Fund will generally be subject to state and local income taxes.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund is not deductible by the investor in proportion to the percentage of the applicable Fund's distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

     If either High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

     Shareholders who are "substantial users" (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund.

     The 1995 Minnesota Legislature enacted a statement of intent, codified as Minnesota Statutes, Section 289A.50.10, that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Companies are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Companies cannot predict the likelihood that interest on the Minnesota bonds held by Tax-Free Minnesota Fund would become taxable under this Minnesota statutory provision.

TAXATION OF THE UNDERLYING FUNDS

     With respect to the funds of funds, each Underlying Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the funds of funds generally will not pay any federal income or excise tax.


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

                              PRINCIPAL UNDERWRITER

     HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                                    CUSTODIAN

     Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     Hartford Administrative Services Company ("HASCO"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and the financial highlights appearing in the annual reports for the fiscal year ended October 31, 2007 have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, as set forth in their reports with respect thereto. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst &Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402.

                                OTHER INFORMATION

     The Hartford has granted the Companies the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

                                 CODE OF ETHICS

     Each Fund, HIFSCO and each sub-adviser has each adopted a code of ethics designed to protect the interests of each Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.


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                              FINANCIAL STATEMENTS

     The Companies' audited financial statements (except with respect to Global Equity Fund), together with the notes thereto, and report of Ernst & Young LLP, the Companies' independent registered public accounting firm, contained in the Companies' annual report for the year ended October 31, 2007 as filed with the SEC, are incorporated by reference into this SAI. The Hartford Mutual Funds, Inc.'s audited financial statements with respect to Global Equity Fund, together with the notes thereto, and report of Ernst & Young LLP, independent registered public accounting firm, will be available in the Company's annual report once Global Equity Fund has completed its first annual fiscal period.


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

                      PROXY VOTING POLICIES AND PROCEDURES

The Boards of Directors believe that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. The Funds have adopted a policy for each sub-advised Fund that a Fund's sub-adviser vote proxies, subject to oversight by the Funds' investment manager. Each sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund it sub-advises and its shareholders, and to avoid the influence of conflicts of interest. With respect to any Fund established as a fund of funds and for which no sub-adviser is retained, the Funds policy provides that HIFSCO will vote any proxies of the underlying funds in accordance with the vote of the shareholders of the underlying Funds.

The policies and procedures used by the investment manager and each sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing each sub-adviser's policies and procedures, as well as, the funds' voting records. For a complete copy of each sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordinvestor.com/mutualfunds/proxyvotingpolicies. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at www.sec.gov.

                   HARTFORD INVESTMENT FINANCIAL SERVICES, LLC


The Checks and Balances Fund allocates its assets in a combination of other Hartford Mutual Funds. If an underlying Hartford Mutual Fund has a shareholder meeting, HIFSCO votes proxies in the same proportion as the vote of the Hartford Mutual Fund's other shareholders (sometimes called "mirror" or "echo" voting).

                     HARTFORD INVESTMENT MANAGEMENT COMPANY

The Funds for which Hartford Investment Management Company ("Hartford Investment Management") serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the Hartford Investment Management's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

Hartford Investment Management votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of an HLS Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES

Hartford Investment Management's functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. The portfolio manager or his or her designee reviews each proxy to assess the extent to which there may be a potential conflict of interest. Some of these potential conflicts of interest may include:

     - The issuer that is soliciting Hartford Investment Management's proxy vote is also a client of Hartford Investment Management or an affiliate;

     - A Hartford Investment Management employee has acquired non-public information about an issuer that is soliciting proxies;

     - A Hartford Investment Management employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; and

     - A Hartford Investment Management employee is contacted by management or board member of a company regarding an upcoming proxy vote.

All personnel are required to contact Investment Compliance about any apparent conflicts of interest, including apparent conflicts of interest involving personal relationships. In cases of apparent conflicts of interest, the proxy will be voted according to the recommendations set forth by Glass Lewis. Should Investment Compliance believe other considerations should be taken into account for a particular proxy with an apparent conflict of interest, the Proxy Committee will be consulted to review such potential conflict and the special considerations raised by Investment Compliance. The Proxy Committee will then resolve the conflict and direct the vote. In order to avoid even the appearance of impropriety, the Proxy Committee will not take Hartford Investment Management's relationship with a company into account, and will vote the company's proxies in the best interest of Hartford Investment Management's clients, in accordance with the Proxy Voting Policies and Procedures. Notwithstanding the foregoing, all proxy votes solicited by an Affiliated Underlying Fund will be voted by Hartford Investment Management in the same proportion as the vote of the Affiliated Underlying Fund's other shareholders (sometimes called "mirror" or "echo" voting). Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee's proxy voting activities regarding and any discussions of the particular proxy, including the decision on whether and how to vote the proxy in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee's decision.

SITUATIONS IN WHICH HARTFORD INVESTMENT MANAGEMENT MAY NOT VOTE PROXIES

In certain instances, Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered:

          - Securities Lending - Hartford Investment Management's mutual funds and third party (client) accounts may have a securities lending agent. In this case, Hartford Investment Management may be unable to vote proxies when the underlying securities have been lent out pursuant to such securities lending program. In general, Hartford Investment Management does not know when securities have been lent out and are therefore unavailable to be voted.

          - Lack of Adequate Information or Untimely Receipt of Proxy - Hartford Investment Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.

GLASS LEWIS PROXY VOTING GUIDELINES SUMMARY

ANTI-TAKEOVER MEASURES

          Poison Pills (Shareholder Rights Plans). Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a


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premium. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable `qualifying offer' clause.

          Right of Shareholders to Call a Special Meeting. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes this right should be limited to a minimum of 15% of the shareholders requesting such a meeting. However, when proposals are presented that would allow shareholders to call special meetings without a minimum threshold, Glass Lewis will support them because the benefit to shareholders outweighs the possible abuse of the right to call shareholder meetings.

          Shareholder Action by Written Consent. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum of 15% of the shareholders requesting action by written consent. However, when proposals are presented to allow shareholders the opportunity to act by written consent without specifying a minimum threshold, Glass Lewis will support them based on the belief that shareholders are better off with this right than without it, and because the benefit to shareholders outweighs the potential for abuse.

          Advance Notice Requirements for Shareholder Ballot Proposals. Glass Lewis typically recommends that shareholders vote against these proposals.

          Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

          Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests.

ELECTION OF DIRECTORS

          Voting Recommendation on the Basis of Independence: Glass Lewis looks at each director nominee and examines the director's relationships with the company, the company's executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director's decisions. Glass Lewis believes that such relationships makes it difficult for a director to put shareholders' interests above the director's or the related party's interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

In general, Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds' independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically(1) recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

Glass Lewis believes that only independent directors should serve on a company's audit, compensation, nominating and governance committees.(2) Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

          Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. See full guidelines for criteria.


----------
(1) In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, Glass Lewis will express its concern regarding those directors, but Glass Lewis will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.

(2) Glass Lewis will recommend withholding votes from any member of the audit committee who owns 20% or more of the company's stock, and Glass Lewis believes that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating and governance committees.


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          Voting Recommendation on the Basis of Experience: Glass Lewis
typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

          Voting Recommendation on the Basis of Other Considerations: Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

APPOINTMENT OF AUDITORS

     Glass Lewis generally supports management's choice of auditor except when Glass Lewis believes the auditor's independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee.

Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

CHANGES TO CAPITAL STRUCTURE

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

     - Stock Split - Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the Company's most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis' view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

     - Shareholder Defenses - Additional authorized shares could be used to bolster takeover defenses such as a "poison pill." Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

     - Financing for Acquisitions - Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

     - Financing for Operations - Glass Lewis reviews the company's cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.


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Glass Lewis' analysis is quantitative and focused on the plan's cost as compared with the business's operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis' model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

          Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

          Performance Based Options. Glass Lewis believes in performance-based equity compensation plans for senior executives. Glass Lewis feels that executives should be compensated with equity when their performance and the company's performance warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees should be based on overall company performance, Glass Lewis does support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance-based option requirements.

          Linking Pay with Performance. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis' model benchmarks the these executives' pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance. Glass Lewis uses this analysis to inform Glass Lewis' voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis' evaluation of the compensation committee's performance.

          162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee. Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers. Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company's peers. However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

          Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

          Limits on Executive Compensation. As a general rule, Glass Lewis believes shareholders should not be directly involved in setting executive compensation. Such matters should be left to the compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers' comparable size and performance. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.


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          Limits on Executive Stock Options. Glass Lewis typically recommends that Glass Lewis' clients oppose caps on executive stock options.

          Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the compensation committee is in the best position to set policy on management compensation. Shareholders can hold the compensation committee accountable for pay awarded.

          Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

SOCIAL AND CORPORATE RESPONSIBILITY

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

In general, Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis' opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

          Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

          Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

          Foreign Government Business Policies. Glass Lewis believes that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that shareholders should hold board members accountable for these issues when they face re-election.

          Environmental Policies. Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, shareholders should hold directors accountable when they face reelection. Glass Lewis believes that part of the board's role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management's performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders. Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.


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                  KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT

Kayne Anderson Rudnick Investment Management, LLC ("KAR") acknowledges its fiduciary responsibility to vote proxies in a manner that ensures to the exclusive benefit of the underlying participants and beneficiaries, while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. The principles for voting proxies are as follows:

     1. KAR votes all proxies to, in its opinion, maximize shareholder value, which is defined as long term value accretion through dividend and price appreciation. In addition, KAR's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, KAR tends to vote non-shareholder-value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

     2. KAR has responsibility for voting proxies. To assist in analyzing proxies, KAR subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of KAR's investment clients, KAR will override an ISS recommendation. An appropriate committee comprised of senior management will approve the override.

     3. Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.

     4. KAR may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the director of Compliance. Conflicts of interest are handled in various ways depending on the type and materiality.

ISS's proxy voting policies and procedures with respect to certain issues can be found on page 131.

CONFLICTS OF INTEREST

KAR may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, KAR may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. KAR and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients' proxies the following procedures are followed:

     - Where the ISS Proxy Voting Guidelines outline the firm's voting position, either as "for" or "against" such proxy proposal, voting is in accordance with the KAR's Proxy Voting Guidelines.

     - Where the ISS Proxy Voting Guidelines outline the firm's voting position to be on a "case-by-case basis" for such proposal, KAR will vote according to the ISS recommendation, unless special circumstances prevail.

SITUATIONS IN WHICH KAR MAY NOT VOTE PROXIES

KAR may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, KAR will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the firm, 4) where a proxy is received for a security the firm no longer manages (i.e., the firm had


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previously sold the entire position), or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which KAR has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Since title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.


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                      METROPOLITAN WEST CAPITAL MANAGEMENT

Metropolitan West Capital Management, LLC ("MetWest Capital") will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts in such manner as the firm deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. Gary W. Lisenbee and Samir Sikka, the lead strategists for the Small Cap Intrinsic Value strategy, are primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital will resolve such conflict. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital is known to serve as a director or officer of a publicly traded company or (ii) companies that have a known material business relationship with MetWest Capital.

When voting proxies or acting on corporate actions for clients, the MetWest Capital's utmost concern is that all decisions be made solely in the best interest of its clients. MetWest Capital will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.

Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in the proxy statements, but will not be considered rigid rules. These Guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients.

CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital shall resolve such conflict in the manner described below. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital or an affiliate of MetWest Capital is known to serve as a director or officer of a publicly traded company; (ii) companies that are affiliates of MetWest Capital or (iii) companies that have a known material business relationship with MetWest Capital.

- Vote in Accordance with the Guidelines. For routine proxy proposals (Approve/Oppose), MetWest Capital shall vote in accordance with its pre-determined voting policy, as stated in the Guidelines. For proxy proposals that are considered on a Case-by-Case basis, MetWest Capital will take action as described in items 2 or 3 below. For proxy proposals not described herein, MetWest Capital will take action as described in items 2 or 3 below;

- Obtain Consent of Clients. MetWest Capital shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of MetWest Capital's conflict to enable the clients to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, MetWest Capital will abstain from voting the securities held by that client's account; or;

- Use of an Independent Third Party. Alternatively, MetWest Capital may forward all proxy matters in which MetWest Capital has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, MetWest Capital will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, MetWest Capital will abstain from voting the securities held by that client's account.

The Chief Investment Officer will review proxies received for conflicts of interest as part of MetWest Capital's overall vote review process. All material conflicts of interest identified by MetWest Capital will be addressed as described above.

GUIDELINES


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Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in proxy statements, but will not be considered rigid rules. These Guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients.

ANTI-TAKEOVER PROVISIONS

          Proposals to stagger board members' terms. Approve.

          Proposals to limit the ability of shareholders to call special meetings. Approve.

          Proposals to require super majority votes. Oppose.

          Proposals regarding "poison pill" provisions. Oppose.

          Permitting "green mail." Oppose.

DIRECTORS

          Election of directors recommended by management, except if there is a proxy fight. Approve.

          Ratification of director's actions on routine matters since previous annual meeting. Approve.

          Limiting directors' liability. Approve.

          Eliminating director mandatory retirement policies. Case-by-case.

          Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested. Case-by-case.

APPOINTMENT OF AUDITORS

          Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies. Approve.

SHAREHOLDER VOTING RIGHTS

          Providing cumulative voting rights. Oppose.

          Confidential voting. Approve.

               Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their votes on proxy issues.

               The Company will generally approve these proposals, as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

CHANGES TO CAPITAL STRUCTURE

          Eliminate preemptive rights. Approve.

          Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S. and can restrict management's ability to raise new capital.

          MetWest Capital generally approves the elimination of preemptive rights but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.


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          Option and stock grants to management and directors. Case-by-case.

COMPENSATION

          Employee Stock Purchase Plan. Approve.

          Establish 401(k) Plan. Approve.

          Pay directors solely in stocks. Case-by-case.

SOCIAL AND CORPORATE RESPONSIBILITY

          Limitation on charitable contributions or fees paid to lawyers.
Approve.

          "Social issues," unless specific client guidelines supersede. Case-by-case.

ANNUAL MEETINGS

          Date and place of annual meeting. Approve.

          Rotate annual meeting. Case-by-case.

SITUATIONS IN WHICH METWEST CAPITAL MAY NOT VOTE PROXIES

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where MetWest Capital has determined that it is in the client's best interest, MetWest Capital will not vote proxies received. The following are some circumstances in which MetWest Capital will limit its role in voting proxies received on client securities:

     - Client Maintains Proxy Voting Authority. Where the client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, MetWest Capital will not vote the proxies and will direct the relevant custodian to send the proxy material directly to the client. If MetWest Capital receives any proxy material, MetWest Capital will promptly forward it to the client or specified third party.

     - Terminated Account. Once a client's account has been terminated with MetWest Capital in accordance with its investment advisory agreement, MetWest Capital will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

     - Unjustifiable Costs. In certain circumstances, based on the results of a cost-benefit analysis, if MetWest Capital determines that the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal, MetWest Capital may abstain from voting.


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                           SSGA FUNDS MANAGEMENT, INC.

SSgA Funds Management, Inc. ("SSgA FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. SSgA FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit SSgA FM's direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the SSgA FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the SSgA FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. SSgA FM retains the final authority and responsibility for voting.

In order to facilitate SSgA FM's proxy voting process, SSgA FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising SSgA FM as to current and emerging governance issues that SSgA FM may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that SSgA FM will depart from its guidelines; these third parties are all treated as information sources. If they raise issues that SSgA FM determines to be prudent before voting a particular proxy or departing from our prior guidance to ISS, SSgA FM will weigh the issue along with other relevant factors before making an informed decision. In all cases, SSgA FM votes proxies as to which SSgA FM has voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, SSgA FM seeks to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, SSgA FM exercises greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the SSgA FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, SSgA FM examines the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

POTENTIAL CONFLICTS

As discussed above, from time to time, SSgA FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, SSgA FM takes these potential conflicts very seriously While SSgA FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by SSgA FM's potential conflict, there are a number of courses SSgA FM may take. Although various relationships could be deemed to give rise to a conflict


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of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of SSgA FM or its affiliates which are among the top 100 clients of SSgA FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the policies set forth above or the guidance previously provided by SSgA FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, SSgA FM will employ the services of a third party, wholly independent of SSgA FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for SSgA FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

STATE OF INCORPORATION

Generally, SSgA FM votes against management on reincorporation in a state which has more stringent anti-takeover and related provisions; general updating of or corrective amendments to charter; and change in corporation name.

MERGERS AND RESTRUCTURINGS

SSgA FM generally votes:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

ANTI-TAKEOVER PROVISIONS

Generally, SSgA FM votes in support of management on elimination of "poison pill" rights; reductions in supermajority vote requirements; and adoption of anti-"greenmail" provisions.

Generally, SSgA FM votes against management on anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers; amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions and shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding.

ELECTION OF DIRECTORS


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Generally, SSgA FM votes in support of management on election of directors who
(i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

Generally, SSgA FM votes against management on proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

Generally, SSgA FM votes against management on the election of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

Generally, SSgA FM votes against management on the election of directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

          - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

          - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

          - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

          - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

APPOINTMENT OF AUDITORS

Generally, SSgA FM votes in support of management on the approval of auditors.

SSgA FM votes in support of shareholder-initiated mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent results of audits are reported to the audit committee.

SHAREHOLDER VOTING RIGHT

Generally, SSgA FM votes in support of shareholders on the establishment of confidential voting.

CHANGES TO CAPITAL STRUCTURE

Generally, SSgA FM votes in support of management on capitalization changes which eliminate other classes of stock and voting rights; and changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for US companies and no more than 100% of existing authorization for non-US companies.

Generally, SSgA FM votes against management on capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders; changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders.

COMPENSATION

Generally, SSgA FM votes in support of management on directors' and auditors' compensation; stock purchase plans with an exercise price of not less than 85% if fair market value; and stock option plans which are incentive based and not excessive. Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted


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share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

Generally, SSgA FM votes against management on Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive); and change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Generally, SSgA FM votes against shareholders on proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

CORPORATE RESPONSIBILITY

SSgA FM votes against shareholder-initiated restrictions related to social, political or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact; and shareholder-initiated proposals which require inappropriate endorsements or corporate actions.


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                       WELLINGTON MANAGEMENT COMPANY, LLP



Upon a client's written request, Wellington Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the users of such securities. Wellington Management established Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. These guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while the Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in questions, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world. Wellington Management's Global Proxy Voting Guidelines set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.

Wellington Management has a Corporate Governance Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Global Proxy Policies and Procedures and its Global Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analzsts on prox matters, as needed.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES

Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

The following is a summary of certain of the Global Proxy Voting Guidelines. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS


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          Election of Directors. Case-by-Case. Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

          Classify Board of Directors. Against. We will also vote in favor of shareholder proposals seeking to declassify boards.

          Adopt Director Tenure/Retirement Age (SP). Against.

          Adopt Director & Officer Indemnification. For. We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

          Allow Special Interest Representation to Board (SP). Against.

          Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, as least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

          Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

          Require a Separation of Chair and CEO or Require a Lead Director. For.

          Approve Directors' Fees. For.

          Approve Bonuses for Retiring Directors. Case-by-Case.

          Elect Supervisory Board/Corporate Assembly. For.

          Elect/Establish Board Committee. For.

          Adopt Shareholder Access/Majority Vote on Election of Directors (SP). Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy. Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

MANAGEMENT COMPENSATION

          Adopt/Amend Stock Option Plans. Case-by-Case.

          Adopt/Amend Employee Stock Purchase Plans. For.

          Approve/Amend Bonus Plans. Case-by-Case.

          In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for"


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these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

          Approve Remuneration Policy. Case-by-Case.

          Exchange Underwater Options. Case-by-Case.

          Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

          Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

          Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case-by-Case. We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

          Expense Future Stock Options (SP). For.

          Shareholder Approval of All Stock Option Plans (SP). For.

          Disclose All Executive Compensation (SP). For.

REPORTING OF RESULTS

          Approve Financial Statements. For.

          Set Dividends and Allocate Profits. For.

          Limit Non-Audit Services Provided by Auditors (SP). Case-by-Case. We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

          Ratify Selection of Auditors and Set Their Fees. Case-by-Case.

          Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

          Elect Statutory Auditors. Case-by-Case.

          Shareholder Approval of Auditors (SP). For.

SHAREHOLDER VOTING RIGHTS

          Adopt Cumulative Voting (SP). Against.

          We are likely to support cumulative voting proposals at "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

          Shareholder Rights Plans. Case-by-Case.

          Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:

     -    Shareholder approval requirement


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     -    Sunset provision

     - Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

          Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

          Authorize Blank Check Preferred Stock. Case-by-Case.

          We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

          Eliminate Right to Call a Special Meeting. Against.

          Increase Supermajority Vote Requirement. Against.

          We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

          Adopt Anti-Greenmail Provision. For.

          Adopt Confidential Voting (SP). Case-by-Case.

          We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

          Remove Right to Act by Written Consent. Against.

CAPITAL STRUCTURE

          Increase Authorized Common Stock. Case-by-Case.

          We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

          Approve Merger or Acquisition. Case-by-Case.

          Approve Technical Amendments to Charter. Case-by-Case.

          Opt Out of State Takeover Statutes. For.

          Authorize Share Repurchase. For.

          Authorize Trade in Company Stock. For.

          Approve Stock Splits. Case-by-Case.

          We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

          Approve Recapitalization/Restructuring. Case-by-Case.

          Issue Stock with or without Preemptive Rights. For.

          Issue Debt Instruments. Case-by-Case.

SOCIAL ISSUES


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          Endorse the Ceres Principles (SP). Case-by-Case.

          Disclose Political and PAC Gifts (SP). Case-by-Case.

          Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

          Require Adoption of International Labor Organization's Fair Labor Principles (SP). Case-by-Case.

          Report on Sustainability (SP). Case-by-Case.

MISCELLANEOUS

          Approve Other Business. Against.

          Approve Reincorporation. Case-by-Case.

          Approve Third-Party Transactions. Case-by-Case.


CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

          Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

          Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

          In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

          Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for powers of attorney and consularization are examples of such circumstances.


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                       ISS PROXY VOTING GUIDELINES SUMMARY

STATE OF INCORPORATION

     Reincorporation Proposals. Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

MERGERS AND CORPORATE RESTRUCTURING

          Overall Approach. For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

          Appraisal Rights. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

          Asset Purchases. Vote CASE-BY-CASE on asset purchase proposals.

          Asset Sales. Vote CASE-BY-CASE on asset sales.

          Bundled Proposals. Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

          Conversion of Securities. Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

          Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans. Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Formation of Holding Company. Vote CASE-BY-CASE on proposals regarding the formation of a holding company. Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum (see

     -    discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.

          Going Private Transactions (LBOs, Minority Squeezeouts, and Going
     Dark). Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion RISK. Vote CASE-BY-CASE on "going dark" transactions.

          Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures.

          Liquidations. Vote CASE-BY-CASE on liquidations. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

          Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition. Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value.


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          Private Placements/Warrants/Convertible Debentures. Vote CASE-BY-CASE
on proposals regarding private placements. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Spinoffs. Vote CASE-BY-CASE on spin-offs/

          Value Maximization Proposals. Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.

ANTI-TAKEOVER PROVISIONS

          Advance Notice Requirements for Shareholder Proposals/Nominations. Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

          Amend Bylaws without Shareholder Consent. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

          Poison Pills. Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient. Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

          Shareholder Ability to Act by Written Consent. Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

          Shareholder Ability to Call Special Meetings. Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

          Control Share Acquisition Provisions. Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares. Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

          Control Share Cash-out Provisions. Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a


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preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price. Vote FOR proposals to opt out of control share cash-out statutes.

          Disgorgement Provisions. Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions. Vote FOR proposals to opt out of state disgorgement provisions.

          Fair Price Provisions. Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

          Freeze-out Provisions. Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

          Greenmail. Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receive payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

          Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

          State Antitakeover Statutes. Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

ELECTIONS OF DIRECTORS

          Voting on Director Nominees in Uncontested Elections. Vote CASE-BY-CASE on director nominees. WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of

     -    the shares outstanding the previous year;

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;


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     -    At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     -    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors); A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     - The company has poor compensation practices, which include, but are not limited to:

               - Egregious employment contracts including excessive severance provisions;

               -    Excessive perks that dominate compensation;

               -    Huge bonus payouts without justifiable performance linkage;

               - Performance metrics that are changed during the performance period;

               - Egregious SERP (Supplemental Executive Retirement Plans) payouts;

               -    New CEO with overly generous new hire package;

               -    Internal pay disparity;

               - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

          Voting for Director Nominees in Contested Elections. Vote CASE-BY-CASE on the election of directors in contested elections.

          Election of Directors (Mutual Fund Proxies). Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

APPOINTMENT OF AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent,

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

     -    Fees for non-audit services ("Other" fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit


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firm, the length of rotation specified in the proposal, any significant auditrelated issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

SHAREHOLDER VOTING

          Confidential Voting. Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

CHANGES TO CAPITAL STRUCTURE

          Adjustments to Par Value of Common Stock. Vote FOR management proposals to reduce the par value of common stock.

          Common Stock Authorization. Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     - In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

          Dual-Class Stock. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

          Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

          Preemptive Rights. Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

          Preferred Stock. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          Recapitalization. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities).

          Reverse Stock Splits. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.


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          Share Repurchase Programs. Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          Stock Distributions: Splits and Dividends. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

     Tracking Stock. Vote CASE-BY-CASE on the creation of tracking stock.

COMPENSATION PLANS

          Equity Compensation Plans. Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

     - Cost of Equity Plans. Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

     - Repricing Provisions. Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable. Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

     -    Pay-for Performance Disconnect. Generally vote AGAINST plans in which:

          - there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

          - the main source of the pay increase (over half) is equity-based, and

          -    the CEO is a participant of the equity proposal.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect. On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure.

     - Three-Year Burn Rate/Burn Rate Commitment. Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year. However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

     - Poor Pay Practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. WITHOLD from compensation committee members if the company has poor compensation practices.


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Specific Treatment of Certain Award Types in Equity Plan Evaluations.

          Dividend Equivalent Rights. Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

          Liberal Share Recycling Provisions. Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

          Transferable Stock Option Awards. For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Other Compensation Proposals and Policies.

          401(k) Employee Benefit Plans. Vote FOR proposals to implement a 401(k) savings plan for employees.

          Director Compensation. Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or29

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each nonemployee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

          Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

          Disclosure of CEO Compensation-Tally Sheet. Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided. See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

          Employee Stock Ownership Plans (ESOPs). Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

          Employee Stock Purchase Plans-- Qualified Plans. Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:


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     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

          Employee Stock Purchase Plans-- Non-Qualified Plans. Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

          Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals). Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

          Option Exchange Programs/Repricing Options. Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

          Stock Plans in Lieu of Cash. Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock. Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange. Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

          Transfer Programs of Stock Options. One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval. Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Shareholder Proposals on Compensation.

          Disclosure/Setting Levels or Types of Compensation for Executives and Directors. Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to


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shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

          Option Expensing. Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

          Option Repricing. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

          Pension Plan Income Accounting. Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

          Performance-Based Awards. Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

          Severance Agreements for Executives/Golden Parachutes. Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.

          Supplemental Executive Retirement Plans (SERPs). Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

SOCIAL AND CORPORATE RESPONSIBILITY

Consumer Issues and Public Safety.

          Animal Rights. Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

          Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of peer firms; and

     - There are no serious controversies surrounding the company's treatment of animals.

          Drug Pricing. Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing.

          Drug Reimportation. Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.


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          Genetically Modified Foods. Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients. Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

          Handguns. Generally vote AGAINST requests for reports on a company's policies aimed at curtailing GUN violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

          HIV/AIDS. Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it. Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

          Predatory Lending. Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight.

          Tobacco. Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis.

Stronger product warnings:

          Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

          Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

          Toxic Chemicals. Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy.

          Arctic National Wildlife Refuge. Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

          CERES Principles. Vote CASE-BY-CASE on proposals to adopt the CERES Principles.

          Concentrated Area Feeding Operations (CAFOs). Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.


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          Environmental-Economic Risk Report. Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance.

          Environmental Reports. Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

          Global Warming. Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

          Kyoto Protocol Compliance. Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

          Land Use. Generally vote AGAINST resolutions that request the disclosure of detailed information on A company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

          Nuclear Safety. Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     - The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

     - The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

     - The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

          Operations in Protected Areas. Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     - The company does not currently have operations or plans to develop operations in these protected regions; or,

     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

          Recycling. Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy.

          Renewable Energy. In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business. Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

          Sustainability Report. Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues.


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          Charitable/Political Contributions. Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions. Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

          Link Executive Compensation to Social Performance. Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

          Outsourcing/Offshoring. Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing.

Labor Standards and Human Rights.

          China Principles. Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations; and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

          Country-specific Human Rights Reports. Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country;

     -    The company's workplace code of conduct;

     -    Proprietary and confidential information involved;

     -    Company compliance with U.S. regulations on investing in the country;

     -    Level of peer company involvement in the country.

          International Codes of Conduct/Vendor Standards. Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations;

     -    The company has no recent human rights controversies or violations; or

     - The company already publicly discloses information on its vendor standards compliance.

          MacBride Principles. Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles.

Military Business.

          Foreign Military Sales/Offsets. Vote AGAINST reports on foreign military sales or offsets


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          Landmines and Cluster Bombs. Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production. Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production.

          Nuclear Weapons. Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

          Operations in Nations Sponsoring Terrorism (e.g., Iran). Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state.

          Spaced-Based Weaponization. Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available; or

     -    The disclosures sought could compromise proprietary information.

Workplace Diversity.

          Board Diversity. Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies. Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board.

          Equal Employment Opportunity (EEO). Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs;

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

          Glass Ceiling. Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     - The composition of senior management and the board is fairly inclusive;

     - The company has well-documented programs addressing diversity initiatives and leadership development;

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     - The company has had no recent, significant EEO-related violations or litigation.

          Sexual Orientation. Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.


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                                   APPENDIX A

       SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     GENERAL

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of California (for purposes of this section only, the "State"), and it does not purport to be a complete description of such factors. It is intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers. For purposes of this section only, Tax-Free California Fund may be referred to as the "Fund."

     Because the Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the Fund. State or local government obligations, as well as interest income to the Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

     The following summary is based primarily upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. The information has not been updated, however, from that provided by the State. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

     ECONOMIC FACTORS

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered with 887,100 jobs gained between July 2003 and March 2007 compared with 362,000 jobs lost between January 2001 and July 2003.

     Cooling housing sectors continued to slow the national and California economies in the first seven months of 2007. Home building, home sales, and related retail sales all declined. The slowdown in home building by itself reduced national output growth by almost one percentage point in the first quarter of 2007 and one half of a percentage point in the second quarter. In California, reduced home building, home sales, and auto sales contributed to a slowdown in taxable sales growth and job growth. The downturn in the national and California housing sectors will last longer than anticipated in the May Revision forecast. Eight months into 2007, there is little evidence that the housing sector downturns are abating. The problems with subprime mortgages and the related financial market volatility and credit tightening have worsened the housing sector downturns and raised the risk of further deterioration.

     Job gains shrank in the nation in the first eight months of 2007, averaging 124,000 per month, as compared to 219,000 in the first eight months of 2006. Employment shrank in August for the first time in four years. The national unemployment rate varied little from 4.5 percent in the first eight months of 2007. Average weekly earnings increased about 3.5 percent from a year ago. Energy prices increased in the first eight months of 2007, with the average price for regular-grade gasoline breaching $3 per gallon, before falling back below $3 in August, and prices of light, sweet crude oil setting a new record high of more than $80 per barrel in September. These increases boosted broad measures of inflation in the economy, but measures of inflation that exclude energy prices remained relatively stable.


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     California personal income grew by an estimated 6.4 percent in 2006, somewhat stronger than in 2005. Personal income was 5.4 percent higher than a year earlier in the first quarter of 2007. Growth in taxable sales, however, fell to 3.9 percent in 2006 from 7.4 percent in 2005. In the first half of 2007, taxable sales were 2.2 percent higher than a year ago. New vehicle registrations fell 2.3 percent in 2006 and 5.9 percent from a year ago in the first half of 2007, likely playing a role in the slowdown in taxable sales growth.

     California home building and residential real estate markets continued to slow since the May Revision. Residential permits were down 30 percent from a year ago in the first seven months of 2007. Existing home sales were down 23 percent from a year ago in July. Inventories amounted to 10.7 months of sales at the current sales rate in June. A year earlier, inventories amounted to 7.5 months of sales. The median price of sold existing homes was $586,000, about 3 percent higher than a year ago. The housing sector downturn has been deeper in California than in the nation. For example, existing home sales were down 9 percent from a year ago in July 2007. The value of private-sector nonresidential building permits issued in the first six months of 2007 was 4.5 percent higher than the year-ago value. But the value of public works construction was down 12 percent.

     Monthly job gains slowed considerably in the State in the first seven months of 2007, averaging just 6,400. Gains averaged 18,900 in the first seven months of 2006. The State's unemployment rate increased from 4.8 percent in each of the first three months of 2007 to 5.3 percent in July.

     PRIOR FISCAL YEAR'S BUDGET

     2006 Budget Act

     The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and was signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

     Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2%, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7% of total General Fund resources available, to address the State's debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2005-06 ending fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

     The 2006 Budget Act also contained Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion. Special Fund revenues were estimated at $27.8 billion. Pursuant to the cash flow projections for the 2006 Budget Act, the State issued $1.5 billion of revenue anticipation notes to assist in its cash management program for the fiscal year.

     The 2006 Budget Act is substantially similar to the 2006-07 May Revision proposals. Compared to the 2006-07 May Revision, however, it also assumed $299 million greater revenues for 2005-06 based on higher than expected revenues in May, and $19 million greater revenues in 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contained the following major General Fund components:

     1. The 2006 Budget Act included $2.812 billion of repayments and/or prepayments of prior obligations.

     2. The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion.

     3. The 2006 Budget Act included Proposition 98 General Fund expenditures at $41.3 billion, which was an increase of $2.9 billion, or 7.5 percent, compared to the revised 2005-06 estimate. When property taxes were taken into account, the total Proposition 98 guarantee was $55.1 billion, which was an increase of $3.1 billion, or 5.9 percent. The 2006 Budget Act continued to propose to spend at the level of the Proposition 98 guarantee assuming that the 2004-05 suspension had only been $2 billion. It also continued to include $426 million above this level to implement Proposition 49. Furthermore, to resolve the pending lawsuit regarding Proposition 98 funding, the State agreed to calculate the Proposition 98 guarantee consistent with the legislative intent language contained in Chapter 213, Statutes of 2004. As a result, the State will pay $2.9 billion in settle-up funding, comprised of approximately $1.6 billion and $1.3 billion to count toward the Proposition 98 guarantees for 2004-05 and 2005-06, respectively.


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     4.   The 2006 Budget Act included $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures were set at $40.5 billion (including funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7 percent.

     5. The 2006 Budget Act included General Fund expenditures at $11.4 billion for higher education funding, an increase of $973 million, or
          9.4 percent.

     6. The 2006 Budget Act included $29.3 billion General Fund to be spent on Health and Human Services programs, which was an increase of $2.5 billion, or 8.7 percent, from the revised 2005-06 estimate. This increase was primarily due to caseload, population and other workload increases as well as a one-time investment of $214 million ($180 million General Fund) on health care surge capacity needs.

     7. The 2006 Budget Act included $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund). The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package would have provided $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Program and $122 million to cities and counties. There have been several lawsuits that have prevented the bonds from being sold to date, and an Executive Order was issued in June 2006 to use the $151 million in tribal gaming compact revenues that had been received to repay a portion of these loans. Bond proceeds in the amount of $849 million were anticipated in the enacted 2006-07 Budget, which would have provided $314 million to the State Highway Account, and would have provided the same level of funding to the Traffic Congestion Relief Program, Public Transportation Account and cities and counties as was originally proposed. Due to delays caused by ongoing litigation, the 2007-08 Governor's Budget anticipates expenditures of $100 million per year as revenues are received in 2006-07 and 2007-08, until the litigation is resolved.

     8. The 2006 Budget Act fully funded the transfer of an estimated $944 million to the Budget Stabilization Account ("BSA"), pursuant to Proposition 58. Half of this amount, or $472 million, will remain in the BSA as a reserve. The other half was transferred for the purpose of early retirement of Economic Recovery Bonds ("ERBs"). These transfers took place in September, 2006.


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     CURRENT STATE BUDGET

     The discussion below of the 2007 Budget Act is based on estimates and projections of revenues and expenditures for the 2007-08 fiscal year as supplied by the State and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and the State indicates that there can be no assurances that these estimates will be achieved.

     2007 Budget Act

     The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

     The 2007 Budget Act signed by Governor Schwarzenegger includes the largest reserve of any budget act in the State's history. The 2007-08 May Revision proposed a total reserve of $2.2 billion. Due to the shortfall in revenue collections that came to light in June 2007, and in recognition of the State's continuing structural deficit and other potential threats, the Legislature took actions to reduce spending and increase funds available, thereby increasing the total reserve to an unprecedented $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in this budget is held to $0.6 billion, or 0.6 percent. However, see "Budget Risks and Structural Deficit" below.

     Under the 2007 Budget Act, General Fund revenues and transfers are projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contains General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

     The 2007 Budget Act is substantially similar to the Governor's May Revision proposals. It contains the following major General Fund components:

     1. The 2007 Budget Act assumes the sale of, or other contractual arrangement for the operation of, California's student loan guarantee function, generating $1 billion in one-time revenue. The State's student loan guarantee function is operated through a contract between the California Student Aid Commission ("CSAC") and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal will not adversely affect students' access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charge students fees.

     2. The 2007 Budget Act includes $1 billion in prepayments of the ERBs from moneys transferred to the BSA, and $5 million of other budgetary debt repayments. This brings the total set aside to repay the ERBs to $6.8 billion in four years since the bonds were issued. As a result, the Department of Finance projects that the ERBs will be fully retired in February, 2010, which is 14 years ahead of schedule.

     3. The 2007 Budget Act fully funds the transfer of $2.045 billion to the BSA, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion, will remain in the BSA as a rainy-day reserve, and is reported as a reduction of revenues. The other half will be transferred for the purpose of early retirement of ERBs.

     4. Prior to the adjustment for the $1.023 billion transfer to the BSA, the 2007 Budget Act does not have an operating deficit. However, events subsequent to the 2007 Budget Act have reduced the reserve, and other developments may further require use of the reserves. See "Budget Risks and Structural Deficit" below.

     5. The 2007 Budget Act includes Proposition 98 General Fund expenditures of $41.5 billion, which is an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $57.1 billion, which is an increase of $2.2 billion, or 3.9 percent. The 2007 Budget Act also continues to include $426 million above the 2006-07 Proposition 98 guarantee level to implement Proposition 49.

     6. The 2007 Budget Act includes $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflects an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total


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          per-pupil expenditures are projected to increase by $378 to $11,541 in
          2007-08, which includes funds for prior year settle-up obligations.

     7. The 2007 Budget Act reflects total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research), which reflects an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level. This includes funding for the compacts signed in 2004 with the University of California and the California State University.

     8. The 2007 Budget Act includes $29.7 billion General Fund for Health and Human Services programs, which is an increase of $301 million from the revised 2006-07 estimate. Total funding from all state funds for Health and Human Services programs is $38.0 billion, which is an increase of $1.6 billion from the revised 2006-07 estimate.

     9. The 2007 Budget Act includes $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the Budget repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the 2007 Budget Act also provides for the use of $100 million in tribal gaming compact revenues that will be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account ("PTA"). Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provides a total of $4.2 billion in Proposition 1B funding. On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. No date has been set for the trial. The 2007 Budget Act uses funding that otherwise would have been transferred to the PTA or used to fund other transit-related costs that had been funded from the General Fund in prior years, including $948 million for payment of debt service on transportation bonds and $228 million for transportation services provided to public school students and Developmental Services Regional Center clients. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in the current year due to an appropriations cap.

     10. In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits that could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery - which currently operates below the national average in per capita receipts - the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act does not include any increased revenue estimate based on such a transaction.

     11. The 2007 Budget Act includes several revenue proposals that were in the 2007-08 Governor's Budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in 2007-08, and additional efforts to reduce the "tax gap," which tax professionals define as the difference between what taxpayers should pay and what is actually paid, which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in 2007-08.

     12. The Court of Appeal for the Third Appellate District ruled that legislation authorizing the issuance of bonds to finance a portion of the State's pension obligation is invalid. The State is not planning to appeal this decision. The 2007 Budget Act does not include pension obligation bonds for 2007-08 and the current Administration has stated that it will not be using pension obligation bonds in the future.

     Budget Risks and Structural Deficit

     For budget year 2007-08, the State faces a number of issues and risks that may impact the General Fund, and reduce the budget reserves included in the 2007 Budget Act (originally $4.1 billion). Some of the larger risk items include the following:


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     1.   Delay in sale of, or other contractual arrangement for the operation of, the State's student loan guarantee function operated through a non-profit entity, EdFund, past the current fiscal year, and/or lower sale price than was estimated in the 2007 Budget Act. If only delayed, this would not be a permanent revenue loss. The 2007 Budget Act assumes $1 billion in receipts from this sale.

     2. The budget reserve has already been reduced by $500 million as a result of an adverse court ruling in a case involving delayed payments to the State Teachers' Retirement Fund. The respondents have determined not to seek review of the direction to make the delayed payment, and that payment has already been made. Payment of prejudgment and post judgment interest will be required, and those costs could be determined to be up to $200 million.

     3. Additional Proposition 98 spending if the State Controller's Office's property tax audit does not validate assumptions in the 2007 Budget Act about property tax growth.

     4. Delay in implementation of new procedures for handling of unclaimed property. Transfer of unclaimed property to the General Fund has been enjoined by a court decision; the 2007 Budget Act assumes new procedures approved by the Legislature can be implemented this year which will result in approximately $700 million of receipts. This is also likely to be a timing issue, not a permanent loss of revenue.

     5. Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in 2007 and early 2008.

     6.   Additional costs for employee contracts.

     7. There are a variety of individual budget decisions in the area of health, welfare and social services, including litigation, each having an impact of $100 million or more, which may not meet expectations.

     8. Potential impact on the General Fund reserve if the lawsuit challenging use of funds in the Public Transportation Account is successful. Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which cannot be repeated in 2008-09. Some of the larger one-time actions include sale or other arrangements to maximize value of the State's student loan guarantee function operated through a nonprofit entity, EdFund, estimated at $1 billion, transfer of $657 million of proceeds from refinancing tobacco securitization bonds, use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million of Proposition 98 savings. In part because of these onetime actions, and estimates of program growth based on existing statutory and constitutional requirements, the Administration projects that, absent additional corrective measures, the 2008-09 fiscal year budget will be about $6.1 billion out of balance. The Governor will release his proposals for a balanced 2008-09 budget in January 2008.

     Cash Flow Requirements

     The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs").

     Coinciding with the sharp drop in State revenues in 2002-2003, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of anticipated State Department of Water Resources ("DWR") power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

     By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs issued in 2002-2003 came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit


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support from a group of financial institutions. The 2003 May Revision assumed that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs.

     In February 2004, the State sold $2.0 billion in general obligation bonds, proceeds of which were used to finance construction projects. After voters approved Proposition 57 in March 2004, the State sold a then-record $7.9 billion in ERBs on May 5, 2004, the largest one-day municipal bond sale in U.S. history. The proceeds were used to meet the State's General Fund cash flow obligations for June 2004, which included payments due on nearly $11 billion in RAWs and $3 billion in RANs. In June 2004, the State sold nearly $3 billion more in additional ERBs. The net proceeds of the sale of ERBs was $11.3 billion. For the 2005-06 Fiscal Year, the State issued $3 billion of RANs which matured and were paid on June 30, 2006. The State may issue the remainder of the $15 billion in authorized ERBs in the current or future fiscal years. The State issued $1.5 billion of RANs in October 2006 in order to maintain adequate reserves to manage the state's cash flow requirements during fiscal year 2006-07. This is the smallest State RAN borrowing since 2000-01. The State issued $7.0 billion of RANs in November 2007 in order to maintain adequate reserves to manage the State's cash flow requirements during fiscal year 2007-08.

     Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the ERBs. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

     In addition, approval of the Kindergarten-University Public Education Facilities Bond Act of 2004 (Proposition 55) in March 2004 authorized the State to sell $12.3 billion in general obligation bonds for construction and renovation of K-12 school facilities and higher education facilities. In November 2006, California voters also authorized the State to issue approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities (Proposition 84), in addition to approving the following general obligation bond measures:

     1. Nearly $20 billion for transportation improvements, air quality and port security (Proposition 1B).

     2.   $2.85 billion for housing and related programs (Proposition 1C).

     3. Approximately $10.4 billion for K-12 school modernization and construction ($7.3 billion), and higher education facilities ($3.1 billion) (Proposition 1D).

     4. Approximately $4 billion for flood control and prevention, levee repair and similar costs (Proposition 1E).

     As of August 1, 2007, the State had approximately $51.4 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $68 billion remained unissued as of that date. General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of the long-term general obligation bonds outstanding. The State had outstanding approximately $6.2 billion variable rate general obligation bonds (which includes ERBs), representing about 12.1% of the State's total outstanding general obligation bonds as of August 1, 2007. The State's Department of Finance estimates that, on a cash basis, the General Fund will have General Fund cash and unused internal borrowable resources on June 30, 2008, after payments of the RANs, of approximately $11.6 billion.

     According to California's Legislative Analyst's Office, the 2006-07 fiscal year began with a prior-year carryover balance of over $10.4 billion. This large balance is related to the sale of over $11 billion in deficit-financing bonds and other forms of budgetary borrowing in previous years, as well as the carryover of unanticipated revenues (associated with both higher tax liabilities and amnesty payments) received in fiscal years 2003-04 and 2004-05. Revenues were $96.0 billion and expenditures were $101.7 billion during 2006-07, leaving the fund balance at the end of the year at $4.8 billion. After accounting for $745 million in year-end funds encumbered by State agencies, the unencumbered year-end reserve was $4.1 billion. For fiscal year 2007-08, revenues are expected to increase to $102.3 billion, or 6.5 percent, and expenditures are expected to increase to $102.3 billion, or 0.6 percent. The 2007-08 budget expenditures do not exceed revenues. Based on the 2007-08 budget plan's policies, however, the State would once again face operating shortfalls of more than $5 billion in both 2008-09 and 2009-2010. This is because many solutions enacted in the 2007-08 budget plan are of a one-time nature.

     BOND RATINGS


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     S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

     The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and more recently, the energy situation of 2001-2002, resulting in reductions of the ratings of the State's general obligation bonds by S&P, Moody's and Fitch. In April 2001, Fitch placed the State's rating on rating watch -- negative. Although S&P placed California's senior ratings on its "credit watch" list in January 2001, it removed the State from the list in June 2001, but warned that the State's financial outlook remained negative.

     In December 2002, the ratings of the State's general obligation bonds were further reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings of S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baa1," citing concerns over the State's recent action to cut the VLF fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties.

     In May 2004, Moody's upgraded California's rating to "A3." In August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." As of January 13, 2005, S&P's rating was "A," Moody's rating was "A3" and Fitch's rating was "A-." As of June 16, 2005, S&P's rating of California's general obligation bonds was "A," Moody's rating was "A3" and Fitch's rating was "A-." Additional improvement in the ratings of these bonds occurred steadily over the next several months. As of January 10, 2006, while the S&P rating of California's general obligation bonds stayed at "A," Moody's rating increased to "A2" and Fitch's rating increased to "A." As of October 15, 2007, S&P's rating increased to "A+," Moody's rating increased to "A1" and Fitch's rating increased to "A+." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

     There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

     Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the effects described below, among others.

     Constitutional Spending Limits. Shortly after being elected in October 2003, Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure.

     Proposition 58. On March 4, 2004, California voters approved an initiative known as Proposition 58, which amended Article XIII B of the California Constitution. The amendment provides for the following:

     1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues.

     2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency.


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     3.   Requires the Legislature to stop other action and act on legislation proposed to address the emergency.

     4.   Establishes a budget reserve.

     5.   Provides that the California Economic Recovery Bond Act (Proposition
          57) is for a single object or work.

     6.   Prohibits any future deficit bonds.

     The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.

     Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

     Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

     OBLIGATIONS OF OTHER ISSUERS

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs. The 2006 Budget Act included $232.5 million (General Fund) and $1.7 million (special funds) to pay 2005-06 and 2006-07 claims for 38 noneducation mandates. The 2006 Budget Act suspended local agency obligations to carry out 29 mandates in the budget year and directs the Commission on State Mandates to reconsider two previous mandate determinations that found State reimbursable costs. The 2006 Budget Act started the process of paying local governments for the large backlog of pre-2004-05 mandate claims. Specifically, the 2006 Budget Act provided $169.9 million (General Fund) to make the 2006-07 and 2007-08 payments toward the State's 15 year plan to retire this mandate debt. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced.


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     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.

     Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

     Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     LEGAL PROCEEDINGS

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

     OTHER CONSIDERATIONS

     Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.

     SPECIAL CONSIDERATIONS RELATING TO MINNESOTA MUNICIPAL SECURITIES

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of Minnesota (the "State"), and it does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Hartford Mutual Funds II, Inc. has not independently verified the information.

     Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Each biennium ends on June 30 of an odd-numbered year and includes two fiscal years, each beginning on July 1 and ending on June 30. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation


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to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

     There are no constitutional or statutorily provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

     Economic forecasts released by the Minnesota Department of Finance are based upon national economic forecast models provided by Minnesota's national economic consultant, Global Insight Incorporated ("GII"). No Minnesota-specific forecast is used. The GII baseline forecast is then reviewed by Minnesota's Council of Economic Advisors and their findings are released in economic reports. The most recent economic forecast was released in February 2007. The forecast provides revised revenue and expenditure estimates for the current biennium (FY 2006-07) based on the most recent information about the national and State economic outlook.

     The February 2007 baseline forecast expected the U.S. economy to show modestly slower growth in 2007, but a quick recovery in 2008. The consensus forecasts continue to believe that economic growth rates will fall below the 3 to 3.5 percent increases we have begun to consider normal. But, by early February 2007 almost everyone was anticipating that real growth in 2007 would be stronger than had been thought likely when forecasts of November 2006 were made. Since early February, economic reports have not been quite as rosy. January housing starts fell dramatically raising questions about whether the decline in the housing sector might extend longer than previously expected. Also, it appears that fourth quarter real gross domestic product ("GDP") growth will be revised down by 1 percent or more. Recent inflation news has not been good. And, the short term benefits of lower oil prices and warmer winter temperatures have been reversed. At this point there are no signs of a recession in the immediate future. But, the U.S. economy's recovery to trend (3 to 3.5 percent) growth seems a little shakier than it did in early January. The baseline projected the slowdown to be brief and just deep enough to remove any underlying inflationary pressures. Then, in 2008 economic growth is expected to return to the 3 to 3.5 percent pace to which we have grown accustomed. The February 2007 baseline forecast from GII, the scenario GII considered to be the most likely at the time it was made, was the baseline for the February 2007 revenue and expenditure forecast. GII estimated potential GDP growth at 2.8 percent over the 2005 to 2009 period. Forecast growth rates for 2005 through 2009 are slightly above the potential rate of growth. Inflation, as measured by the implicit price deflator for GDP, is expected to be moderate. The GII February baseline scenario calls for real GDP growth of 2.7 percent in 2007, followed by growth of 3.0 percent in 2008 and 3.2 percent in 2009.

     Generally, the structure of Minnesota's economy parallels the structure of the United States economy as a whole. Economists from the Minnesota Department of Finance note that national economic growth will not translate directly into economic activity in Minnesota. According to the February 2007 Economic Forecast, Minnesota's economy appears to have been weaker than the national economy recently. That relative weakness will be reflected in the revenue forecast. Concerns about the Minnesota economy are deepening. Building permits declined on a seasonally adjusted basis throughout 2006. Measured by its share of total permits, Minnesota's housing sector is clearly underperforming its national counterpart. Partly because of declining construction employment, extensively revised jobs data now seems to have no upward trend. Many of the seasonally adjusted monthly gains in 2006 were reversed, leaving December 2006 up 20,000 jobs over a year earlier. Meanwhile, withholding collections indicate wages have been rising, though the fourth quarter increase was 5.6 percent compared to a year earlier, or about one percentage point less than forecast in November 2006. Wages are expected to continue rising, but the forecast is for very slow jobs growth in 2007. Most indicators support that view. A recent Manpower employment survey indicates current hiring intentions are down significantly from a year ago. Claims for unemployment insurance are staying close to last year's level. And declining building permits indicate further job losses in housing construction next spring and summer. Despite the problems, if the U.S. growth accelerates in 2007's second half as in the February baseline, and if housing begins a recovery, Finance Department economists anticipate the job market in Minnesota will improve toward the end of the year.

     Another measure of the vitality of the State's economy is its unemployment rate. During 2995 and 2006, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.1 percent in 2005, compared to the national average of 5.1 percent. In 2006, Minnesota's unemployment rate averaged 4.0 percent, compared to the national average of 4.6 percent. In the first four months of 2007, Minnesota's unemployment rate exceeded the national rate and then slipped slightly below the nation's in May. Minnesota's gross state product ("GSP") is approximately equal to the national average. Real GSP is an inflation-adjusted measure of each state's gross product that is based on national prices for the goods and services produced within that state. The U.S. Department of Commerce Bureau of Economic Analysis recently released data indicating that during the 1997-2006 period, real inflation-adjusted GSP growth in Minnesota averaged 3.0 percent of average annual growth. Minnesota ranked 23rd among states


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in real GSP growth rates for that period. In 2006, Minnesota had a per capita personal income ("PCPI") of $38,712. This PCPI was approximately 107 percent of the national average, $36,276.

     Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. According to the economic forecast released by the Minnesota Department of Finance in February, general fund resources for FY 2006-07 are currently projected to total $32.211 billion, $879 million more than the June 30, 2006 end-of-session estimates, but $34 million less than the November 2006 Economic Forecast. The forecast balance is now $1.013 billion. The revenue forecast for the current biennium is down by $25 million. That new balance reflects changes to the revenue and expenditure forecast revisions, as well as the cost of changes to Minnesota law made early in the 2007 legislative session to conform to federal tax law made in late 2006.

     Changes in the revenue outlook for the major taxes were very modest. Small percentage declines in the outlook for the individual income tax and the sales tax were almost completely offset by a slight increase in expected corporate tax receipts. The reduction in projected income and sales tax revenue reflects recent collections experience. Through January income tax receipts were $57 million below November's forecast and net sales tax receipts were $26 million below projected levels. Corporate Income tax receipts were $32 million above forecast through January. Changes in all other tax and non-tax revenues were small, yielding a net increase of $9 million. Revised revenue estimates for FY 2007 include the impact of Laws 2007, Chapter 1 that conformed Minnesota tax code to 2006 federal tax changes. These changes reduced 2006 tax liability by $24 million. Estimates for individual income taxes were reduced by $22 million, corporate taxes by $2 million.

     General fund reserves remain unchanged from the November forecast with the cash flow account at $350 million and the budget reserve at $653 million. Biennial spending has decreased by $9 million to $31.478 billion. A $14 million reduction is reflected in human services spending, and a $4 million savings is incorporated in the forecast for K-12 education spending. Those savings are almost offset by a $3 million increase in projected property tax aid spending and a net $6 million increase for all other spending changes. This forecast change represents less than a 0.02 percent change in projected biennial spending.

     Individual income tax receipts in Minnesota are forecast to total $7.094 billion in fiscal 2007, $99 million less than November's estimate. For the months of November, December and January individual income tax receipts were $57 million below forecast. Withholding receipts and estimated tax payments were below forecast, while refunds and miscellaneous payments were above. Through mid-February withholding tax receipts, the most current indicator of the strength of the Minnesota economy, were $20 million below levels forecast in November.

     The projected balance for the FY 2008-09 budget is now $2.163 billion. The forecast balance has changed by just $7 million from the $2.170 billion projected in November. Higher forecast revenues added $160 million in additional resources, but this was largely offset by a $142 million increase in project spending. FY 2008-09 forecast revenues have increased by $160 million over November's estimates. Slightly higher projected individual income tax collections and higher corporate income tax revenues are partially offset by lower expected net sales tax receipts and slightly lower motor vehicle sales tax receipts. Revenue from the four major taxes is $122 million more than forecast in November. Small net changes in all other tax and non-tax revenue sources add $38 million to the gain, increasing the total revenue change to $160 million. Projected spending in FY 2008-09 also increased, but by a small amount. At $32.638 billion, spending is $142 million above November estimates. Three areas account for most of this change: K-12 spending increased by $15 million, resulting primarily from increases in compensatory aid and levy equalizations estimates; human services programs increased $91 million, due to increased costs associated with hospital fee-for service rate rebasing; and projected debt service costs increased $17 million, reflecting slightly higher interest rates' effect on future state bond sales. Forecast changes for all other spending areas resulted in a net $19 million increase. Of this total, however, a change in dedicated revenue spending estimates accounts for a significant amount. Forecast intergovernmental revenues in the human services programs have been increased $25 million. This "flow-thru" revenue is reflected in correspondingly high spending - but there is equal revenue offset. Consequently, there is no significant impact on the projected general fund balance.

     Minnesota is party to a variety of civil actions that could adversely affect the State's general fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. In the February 2007 forecast, GII cautions that the revenue planning estimates are only a guide to the level of future revenues, they are not a guarantee. GII assigns a probability of 60 percent to their baseline forecast for Minnesota. A more optimistic scenario is assigned a probability of 25 percent; a more pessimistic scenario a 15 percent probability. As of November 2006, the more pessimistic scenario shows the economy growing


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in 2007 at less than a 1 percent rate for three quarters, but no recession.
Members of Minnesota's Council of Economic Advisors agreed that Global Insight's baseline forecast was consistent with the consensus short-term outlook for the economy. There were only small differences between GII's forecast and those of most individual members. Council members also agreed that the probability that the forecast would be too pessimistic and the probability it is too optimistic were balanced.

     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of the designated revenue source or the financial conditions of the underlying obligor. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota Municipal Bonds that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties impacting State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund or Tax-Free National Fund or the value or marketability of such obligations.

     Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund and Tax-Free National Fund. See "Taxes."

     SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     GENERAL

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of The State of New York and New York City (for purposes of this section only, sometimes referred to as the "State" and the "City," respectively), and it does not purport to be a complete description of such factors. Such information constitutes only a brief summary, does not purport to be a complete description and is based upon information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this SAI. Such information is subject to change resulting from the issuance of quarterly updates to the State's Annual Information Statement; the information has not been updated, however, and it will not be updated during the year. There can be no assurance that such changes may not have adverse effects on the State's or the City's cash flow, expenditures or revenues. The Hartford Mutual Funds, Inc. has not independently verified the information. For purposes of this section only, Tax-Free New York Fund may be referred to as the "Fund."

     Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York State securities owned by the Fund. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

     New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Since 2003, Federal and State government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

     The New York economy continues to expand. Anticipated growth in total New York nonfarm employment for 2007 remains virtually unchanged at 0.7 percent, following downward revised growth of 0.8 percent for 2006. Projected private sector job growth is also unchanged at 0.8 percent for 2007, following an estimated 1.1 percent growth for 2006. The DOB forecast for growth in State wages and salaries has been revised up to 6.2 percent for 2007, following growth of 7.6 percent for 2006, due almost entirely to stronger finance and insurance sector bonus growth than projected in February. Growth in total New York personal income for 2007 is now projected at 5.6 percent, following growth of
6.0 percent for 2006.

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The securities industry continues to be of vital importance to the State.
Although the industry accounts for only 2.3 percent of all jobs in the State, it provides 11.9 percent of the wages paid. Securities industry profits surged in the last quarter of calendar year 2006 to reach $20.9 billion for the year--just short of the record $21 billion earned in 2000, and more than double the $9.4 billion earned in 2005. Year-end bonuses for 2006 rose by more than 17 percent to a record $23.9 billion, after a gain of 10 percent in 2005. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative important of the State to the national economy and the size of the base to which State taxation applies. Per capita personal income is much higher in downstate counties than in the rest of the State, primarily reflecting the higher wages and salaries paid in that region. The unemployment rate is projected to rise slightly to 5.0% in 2007, as compared to 4.5% in 2006.

     All of the risks to the forecast for the national economy apply to the State as well, although interest rate risk and equity market volatility pose a particularly large degree of uncertainty for the State. Should the Federal Reserve revert to a tight monetary policy, the negative impact would disproportionately affect New York due to the important of the finance industry to the State's economy. The impact of rising rates on the State's housing sector also poses a risk. Should the State's real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. These effects could ripple through the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

     General Fund receipts, including transfers from other funds, are projected to total $55.2 billion in fiscal year 2008-09, an increase of $1.5 billion from fiscal year 2007-2008. Receipts are projected to grow by more than $3.1 billion in 2008-09 to total nearly $58.3 billion. Strong economic growth, especially concentrated in Downstate New York over the past several years, has driven large gains in receipts. It is expected that the rapid expansion in base revenue will stay strong in 2007-08 at 7.8 percent and moderate in 2008-09 and beyond. Base growth is expected to remain at or slightly above 5 percent throughout the forecast period. Actual receipts are expected to grow more slowly than the underlying base in 2007-08, reflecting the impact of tax actions taken with the 2007 Budget.

     Legislation enacted in 2003 currently requires the Local Government Assistance Corporation ("LGAC") to certify $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. The Legislature rejected the Executive Budget proposal to provide fiscal relief to New York City in a less costly way than having the State Tax Asset Receivable Corporation ("STARC") issue bonds to stretch out existing New York City debt from the 1970s to 2034 at an estimated cost of $5.27 billion. On March 31, 2007, LGAC certified the release of $170 million to be paid to New York City.

     In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that, if any such act or omission were to occur with respect to any possible bonds issued by New York City or its assignees, that act or omission would not constitute an Event of Default with respect to LGAC bonds. In June 2004, LGAC's Trustee, The Bank of New York, notified LGAC's bondholders of these amendments.

     GAAP BASIS FINANCIAL PLANS

     DOB prepares the General Fund and All Governmental Funds Financial Plans (the "Financial Plans") on a Generally Accepted Accounting Principles ("GAAP") basis in accordance with Governmental Accounting Standards Board ("GASB") regulations. The Financial Plans are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2006-07. In 2007-08, the General Fund Financial Plans project total revenues of $45.0 billion, total expenditures of $55.3 billion, and net other financing sources of $9.7 billion, resulting in an operating deficit of roughly $559 million and a projected accumulated surplus of $1.1 billion. These changes are due primarily to the use of a portion of the current-year surplus to support 2007-08 operations.

     In 2006-07 the General Fund Financial Plans reflect total revenues of $43.8 billion, total expenditures of $51.7 billion, and net other financing sources of $7.5 billion, resulting in an operating deficit of roughly $500 million and a projected accumulated surplus of $1.7 billion. The operating results primarily reflect the 2006-07 cash-basis surplus, offset by the impact of enacted tax reductions on revenue accruals and a partial use of the 2005-06 surplus to support 2006-07 operations.

     In 2005-06, the State in a net positive overall asset condition of $49.1 billion. The net asset condition does not reflect liabilities for retiree health care costs that will be reported starting with the 2007-08 Financial Plans under a new accounting rule -- Governmental


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Accounting Standards Board Statement 45 ("GASB 45"). GASB 45 requires State and local governments to reflect the value of post-employment benefits, predominantly health care, for current employees and retirees beginning with the financial statements for the 2007-08 fiscal year. The State used an independent actuarial consulting firm to calculate retiree health care liabilities. Assuming there is no pre-funding of this liability, the analysis indicates that the present value of the actuarial accrued total liability for benefits to date would be roughly $47 billion, using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. This is the actuarial methodology recommended to be used to implement GASB by OSC. The actuarial accrued liability was calculated using a 4.1 percent annual discount rate.

     The State's total unfunded liability will be disclosed in the 2007-08 basic financial statements. While the total liability is substantial, GASB rules indicate it may be amortized over a 30-year period; therefore, only the annual amortized liability above the current pay-as-you-go costs would be recognized in the financial statements. Assuming no pre-funding, the 2007-08 liability would total roughly $3.7 billion under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or $2.7 billion above the current pay-as-you-go retiree costs. This difference between the State's pay-as-you-go costs and the actuarially determined required annual contribution under GASB 45 would reduce the State's currently positive net asset condition. If such liability were pre-funded at this time, the additional cost above the pay-as-you-go amounts would be $1.3 billion in 2007-08.

     FINANCIAL PLANS FOR PRIOR FISCAL YEARS

     The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.

     Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the Office of the State Comptroller website at www.osc.state.ny.us.

     2006-07 FINANCIAL PLAN

     The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in the Enacted Budget Financial Plan. On May 12, 2006, DOB issued the Enacted Budget Financial Plan for the 2006-07 fiscal year. DOB issued the mid-year update to the Financial Plan on October 30, 2006 (the "Mid-Year Update").

     In the Enacted Budget Financial Plan, DOB projected General Fund receipts of $50.9 billion in fiscal year 2006-07, an increase of $3.7 billion from the prior fiscal year. In addition, DOB projected General Fund disbursements of $50.8 billion in the 2006-07 fiscal year, an increase of $4.6 billion from fiscal year 2005-06. DOB projected a change of $17 million in fund balances in the 2006-07 fiscal year. At the beginning of the 2006-07 budget cycle, the State faced potential General Fund budget gaps of $5.5 billion in 2007-08 and $6.1 billion in 2008-09. The recurring savings proposed in the 2005-06 Executive Budget reduced the gaps to $1.8 billion in both years.

     General Fund receipts in 2007-08 were projected to increase by $495 million from the previous fiscal year. Spending was expected to increase by $2.5 billion in fiscal year 2008-09. Medicaid growth of $2.1 billion was primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, school aid spending was expected to increase by $558 million and State operations spending was anticipated to grow by $161 million in 2007-08.

     2007-08 FINANCIAL PLAN

     On April 19, 2007, DOB issued the Enacted Budget Financial Plan for the 2007-08 fiscal year. DOB issued the mid-year update to the Financial Plan on October 30, 2007 (the "Mid-Year Update").

     The Enacted Budget Financial Plan for 2007-08 is balanced on a cash basis in the General Fund, based on DOB's current estimates. Annual spending in the General Fund is projected to grow by $2.1 billion (4.1 percent) from 2006-07 levels, which includes


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substantial increases in aid to public schools. The growth in spending is moderated by cost containment initiatives that reduce the overall rate of growth in health care spending. All Governmental Funds1 spending, which includes Federal aid, is estimated at $120.7 billion in 2007-08, an increase of $7.9 billion (7.0 percent) from 2006-07. Consistent with the Executive Budget recommendations, the Enacted Budget establishes $1.2 billion in flexible reserves that are planned to help balance future budgets. The General Fund is projected to have a closing balance of $3.0 billion in 2007-08, a slight decrease from 2006-07 results. The balance consists of $1.2 billion in undesignated reserves and $1.8 billion in reserves for designated purposes. The Enacted Budget Financial Plan projects potential General Fund budget gaps in future years in the range of $3.1 billion in 2008-09 growing to $4.8 billion in 2009-10 and $6.6 billion in 2010-11. State law requires that the annual budget submitted by Governor and enacted by the Legislature be in balance.

     All Funds receipts are projected to total $119.5 billion, an increase of $7.1 billion over 2006-07 results. The total comprises tax receipts ($62.0 billion), Federal grants ($37.1 billion) and miscellaneous receipts ($20.4 billion). The following table summarizes the receipts actuals for 2006-07 and projections for 2007-08. Compared to the Executive Budget forecast (with 21-Day Amendments), the forecast for 2007-08 reflects a significant upward revision in expected tax receipts almost $1 billion in General Fund receipts) offset by a large decline in estimated miscellaneous receipts ($366 million). The tax revision is largely the consequence of strong 2006-07 year-end collections, especially in business taxes. The downward change in miscellaneous receipts reflects the anticipated loss of local government related revenues. DOB forecasts General Fund spending of $58.8 billion in 2008-09, an increase of $5.1 billion (9.4 percent) over projected 2007-08 levels. Growth in 2009-10 is projected at $4.7 billion (8.1 percent) and in 2010-11 at $4.6 billion (7.2 percent). The growth levels are based on current services projections, as modified by the actions contained in the 2007-08 Enacted Budget.

     RESERVES/GENERAL FUND CLOSING BALANCE. The Enacted Budget Financial Plan projects a closing balance in the General Fund of $3.03 billion in 2008-09. The Mid-Year Update projects a closing balance of $4.3 billion. The closing fund balance is comprised of $1.031 billion in the Tax Stabilization Reserve Fund, $175 million in the permanent rainy day fund (the Statutory Rainy Day Reserve
Fund), $21 million in the Contingency Reserve Fund, and $250 million in the Community Projects Fund.

     AUTHORITIES AND LOCALITIES

     METROPOLITAN TRANSPORTATION AUTHORITY

     The State Comptroller's Report on the Metropolitan Transit Authority ("MTA") issued in August 2007 ("August Report") notes that, despite a balanced budget in 2007, the MTA projects budget gaps of $877 million, $1.3 billion, $1.7 billion and nearly $2 billion in years 2008 through 2011, respectively. Using the projected regional inflation rate during the financial plan period (2 percent) as a benchmark, the major contributing factors to the budge gaps are debt service and health and welfare costs, which are together projected to grow four times faster than inflation. These costs alone account for nearly half of the 2011 budget gap. During the financial plan period, fare and toll revenue and dedicated tax revenue are projected to grow more slowly than inflation, at 0.9 percent and 1.2 percent, respectively. In its July 2007 Financial Plan (the "July Plan"), the MTA proposed a gap-closing program that calls for raising fares and tolls in 2008 and again in 2010 as part of its proposal to index fares to inflation and to implement adjustments every other year. The MTA, however, does not need to raise fares and tolls to balance the 2008 budget; in fact, it forecasts a $323 million cash balance for 2008, which is more than the proposed fare and toll increase would bring in. The MTA's plan to narrow the out-year budged faps also relies on the receipt of more than $600 million annually in new governmental aid beginning in 2010.

     The MTA proposes to raise fares and tolls by 6.5 percent early in 2008, and again by 5 percent on January 1, 2010. The MTA notes that average fares are slightly lower today than they were in 1996 as a result of discounts and bonus programs. Although fares have risen at a slower rte than inflation since 1995, base fares on the City's subways and buses have frown by 33 percent since 2002, and the average fare has grown by 23 percent--almost twice the inflation rate. Fares on the commuter railroads have grown by 27 percent, or twice the inflation rate. The proposed gap-closing program relies on a number of high-risk initiatives in addition to intergovernmental aid, including contributions from labor, legislative actions that could result in higher taxes and savings from still-unspecified actions. While the level of risk is manageable in the near term, gaps in future years could exceed $1 billion by 2010 if all of the anticipated resources do not materialize. Closing a budget gap of this magnitude in the absence of savings from internal efficiencies could require an additional fare and toll increase of 20 percent.

     The State Comptroller believes that to the extent fare and toll increases are necessary, they should be part of a comprehensive plan to finance the MTA's operating and capital budgets. The plan, moreover, must include commitments from the MTA's traditional financing partners and a larger contribution from the MTA through management improvements. In the August Report, the State Comptroller urged the MTA to put commuters first and to hold off raising fares and tolls until it obtains such commitments. Greater coordination between the MTA, New York State and New York City could moderate future fare and toll increases and encourage greater usage of mass transit, which has economic as well as environmental benefits.


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     Under New York State law, subject to annual appropriation, the MTA receives operating assistance through dedicated taxes under the Dedicated Mass Transportation Trust Fund ("MTTF") and Metropolitan Mass Transportation
Operating Assistance Fund ("MMTOA"). The MTTF receipts consist of a portion of the revenues derived from certain business privilege taxes imposed by the State on petroleum businesses, a portion of the motor fuel tax on gasoline and diesel fuel, and a portion of certain motor vehicle fees, including registration and non-registration fees. MMTOA receipts are comprised of 3/8 of 1% of the regional sales tax (increased on June 1, 2005 from 1/4 of 1%), a temporary regional franchise tax surcharge, a portion of taxes on certain transportation and transmission companies, and an additional portion of the business privilege tax imposed on petroleum businesses.

     During the past three years, spending has grown at an average annual rate of 6.8 percent, more than twice the regional inflation rate. The major factors behind the rapid frowth in spending have been rising costs for debt service, health insurance and pension contributions. Payroll costs have grown at an average annual rate of 3.3 percent during this period, which is in line with the regional inflation rate. The July Plan assumes that spending will rise from $9.1 billion in 2006 to $10.1 billion in 2007--an increase of 10.9 percent--and then grow steadily to nearly $2.2 billion by 2011. This represents an average annual growth rate of 5 percent (more than twice as fast as the regional inflation rate). Moreover, the level is spending is much greater--by about $435 million annually--than the forecast made by the MTA two years ago. The July Plan further assumes that the next five-year capital program will cost $18.8 billion just to maintain the existing regional mass transit system, plus an additional $3.6 billion to continue key expansion projects.

     NEW YORK CITY

     As required by law, the City prepares a four -year annual financial plan (the "Financial Plan"), which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap -closing programs for years with projected budget gaps. The City's current Financial Plan projects budget balance in the 2007 and 2008 fiscal years and budget gaps for each of the 2009 through 2011 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

     Implementation of the Financial Plan is dependent upon the City's ability to market its securities effectively. Implementation of the Financial Plan is also dependent on the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") and the New York City Transitional Finance Authority ("TFA"). In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants which could have adverse effects on the City's cash flow or revenue.

     On June 15, 2007, the City of New York adopted a budget for FY 2008 (which began on July 1, 2007) that is balanced in accordance with generally accepted accounting principles. Shortly thereafter, the Mayor submitted to the New York State Financial Control Board a revised Financial Plan for FY 2007 and a Financial Plan based on the adopted budget for FY 2008. Since the beginning of FY 2007, the City has realized $9.4 billion in unanticipated resources for fiscal years 2007 and 2008, even after addressing funding needs that were not contemplated at the start of the fiscal year. As it did in FY 2006, the City has used the FY 2007 windfall prudently. Thus, the windfall has helped to reduce projected budget gaps; lower taxes; address long-term liabilities, such as post-employment health benefits; make targeted investments; and lessen debt costs. As a result, the City has eliminated the $3.8 billion budget gap that had been projected for FY 2008, and has reduced the FY 2009 budget gap from $4.6 billion to $1.6 billion. The projected gaps for fiscal years 2010 and 2011, however, remain substantial and do not reflect the full potential cost of the next round of collective bargaining.

     The large windfalls of the past two years have been fueled by unexpected strength in Wall Street activities and the real estate market. In 2006 a total of 62,200 jobs were created, which was the sixth-best annual gain since the 1970s fiscal crisis. Wall Street profits surged in the last quarter of calendar year 2006 to reach $20.9 billion--just short of the record set in 2000--resulting in record


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year-end bonuses and the fastest job growth in the industry in 12 years. The residential real estate market has been more resilient than elsewhere in the nation, and the commercial market remains robust. Job growth remains strong, and although Wall Street profits were mixed during the second quarter of 2007, the industry is prosperous. The City realized a net budgetary benefit of $6.5 billion in FY 2007 alone. Of that amount, nearly $1.3 billion was used to retire outstanding debt due in fiscal years 2009 and 2010. This action will generate interest savings of $105 million and will provide debt relief in the years the City had been forecasting large budget gaps. The relief is short-term, however, as debt service will reach nearly $6.2 billion by FY 2011, which is 60 percent higher than the level in FY 2006. The City also contributed $1.5 billion to the Retiree Health Benefits Trust Fund-- $500 million more than anticipated at the beginning of FY 2007--in addition to a $1 billion contribution in FY 2006. Similarly, the City allocated an additional $100 million--for a total of $300 million in FY 2007--in operating budget resources to finance the capital program on a pay-as-you-go basis. The City used the remaining net surplus of $4.7 billion--the largest surplus on record--to prepay future expenses, thus narrowing projected budget gaps.

     Since June 2006, the outlook for FY 2008 has improved by a net of $2.9 billion. The City used these resources to close the remaining budget gap for FY 2008 and to fund a $1.6 billion tax reduction program, which will stimulate economic activity and improve the City's competitiveness with surrounding jurisdictions. (A few elements of the program still await State approval.) The City also made a number of targeted investments during the past year. It increased funding for education; set aside monies to fund PlaNYC 2030, a mayoral initiative to improve the environment and the City's infrastructure; and provided additional assistance to the Health and Hospitals Corporation so it can continue to obtain supplemental federal Medicaid funding. While this action could stabilize the Corporation's finances through FY 2009, the New York City Housing Authority and the Off-Track Betting Corporation continue to face serious financial challenges. The Financial Plan also reflects the commitments of the Mayor and the Governor to increase funding to the City's public schools by $5.5 billion over the next four years as part of the resolution of the Campaign for Fiscal Equity lawsuit. The additional funding is an important step toward providing New York City's children with the educational services they will need to effectively compete for well-paying jobs. The recently enacted State budget increases education aid to the City's public schools by an unprecedented $714 million in FY 2008, but reduces aid to other parts of the City's budget by a net of $344 million during fiscal years 2007 and 2008. Most of the adverse impact comes from the elimination of unrestricted revenue sharing payments for one year, although future payments can no longer be taken for granted.

     The Financial Plan forecasts a 1.8 percent decline in tax revenues in FY 2008, excluding the impact of the tax reduction program, based largely on the assumption that Wall Street profits will decline by 60 percent over the next two years, resulting in lower year-end bonuses and fewer jobs. Our review concludes that tax revenues are not likely to decline as sharply as is anticipated in the Financial Plan, but that the City's forecasts are appropriately conservative given the potential volatility of the financial markets and the City's heavy reliance on Wall Street. The City's fiscal condition has improved steadily over the past five years due to the strength of the local economy and the prudent stewardship of the Mayor and the City Council. The City has used the large tax revenue windfalls of the past two years to improve the City's financial position, reduce taxes, and to increase reserves to unprecedented levels. These actions should insulate the City from any short-term disruptions in the economy. Nonetheless, the relatively large budget gaps projected for fiscal years 2010 and 2011, and the projected rapid rise in debt service, remain areas of concern.

     Compared to the forecasts made in July 2006, the City has raised its forecast of City fund revenues by $10.6 billion for fiscal years 2007 and 2008, and by an average of nearly $3.9 billion annually in subsequent years. In the near term, most of these revenues are expected to come from higher nonproperty tax revenues (notably, taxes on business income and real estate transactions), while in subsequent years a greater share would come from higher real property tax collections. Business tax collections are now expected to exceed the City's July 2006 forecast by $2.7 billion in FY 2007, $1.5 billion in FY 2008, and $1.2 billion annually thereafter. The City's revised estimates reflect unexpected strength on Wall Street. Profits surged in the fourth quarter of calendar year 2006, with full-year profits reaching $20.9 billion--just short of the record $21 billion earned in 2000. In addition, the City benefited from a one-time $650 million increase in audit collections that resulted from the settlement of several outstanding audits of financial firms and the clarification of the tax treatment of investment capital. Taxes on real estate transactions, particularly commercial properties, continue to exceed expectations. Although residential sales have eased somewhat, prices on large commercial transactions are reaching new highs and generating much of the additional revenue. Collections are expected to exceed the City's initial projections by $1.5 billion in FY 2007, $1.1 billion in FY 2008, and more than $700 million annually in subsequent years. Personal income tax collections were $912 million higher than expected in FY 2007, reflecting strong wage growth--propelled by record year-end bonuses for Wall Street--coupled with job growth that was greater than originally reported. Thereafter, the City anticipates that additional resources will diminish, to $867 million in FY 2008 and an average of $440 million in each of fiscal years 2009 and 2010, as the City does not expect Wall Street bonuses to remain at record levels. Real property tax collections are now expected to exceed the City's initial forecasts by $452 million in FY 2008, $1 billion in FY 2009, and $1.5 billion in FY 2010, based on the growth in assessed values. These additional revenues will be returned to taxpayers through a reduction in real property tax rates. Nontax revenues are expected to be greater by $445 million in FY 2007 and $329 million in FY 2009, primarily from higher interest income and fees. As discussed


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below, the City has addressed net new needs of nearly $1.9 billion for fiscal years 2007 and 2008 that arose during FY 2007. The Financial Plan also incorporates net new needs of nearly $2.4 billion in FY 2009 and $3.2 billion in FY 2010. Collective bargaining costs were $314 million higher than planned in FY 2007 and will be more than $1.2 billion higher than planned in FY 2010, based on recently negotiated or anticipated agreements. The enacted State budget reduced general aid to the City by $314 million in FY 2007, largely from a one-year loss of payments under the Aid and Incentives for Municipalities (AIM) program, and by $30 million in subsequent years from an increase in the fee the State charges to administer the City's personal income tax. Although a tentative agreement was reached on reforming the Wick's Law, the measure was not approved before the end of the regular legislative session. (The Department of Education will benefit in FY 2008 from a $714 million increase in State education aid.)

     The City increased its Medicaid spending by a net of $239 million in FY 2007, $631 million in FY 2008, and $381 million annually thereafter, to enable the Health and Hospitals Corporation (HHC) to obtain supplemental federal Medicaid payments. These costs were partly offset through reductions in City subsidies to HHC for debt service and fringe benefits. The City increased education funding by $45 million in FY 2007 and by as much as $1.1 billion by FY 2011 to address new spending needs and to meet the Mayor's commitment to increase funding to education as part of the resolution of the Campaign for Fiscal Equity litigation. The City Council added $197 million for social services, housing, and education programs, and $36 million for community and nonprofit organizations in FY 2008. These additions will increase spending by a net of $43 million annually in subsequent years. The Financial Plan allocates $199 million in FY 2008 and larger amounts in subsequent years to fund the operating budget impact of the Mayor's PlaNYC 2030 initiative, which is designed to address the City's growing infrastructure needs and environmental concerns. The City drew down the general reserve in FY 2007 by $260 million, which still leaves $40 million, and recognized $400 million in savings from overestimating prior years' expenses. Debt service was lower by $179 million in FY 2007 and $310 million in FY 2008 because interest costs were lower than expected, there were fewer issuances, and there will be no need for short-term borrowing given the City's large cash reserves. These factors, with the exception of savings from short-term borrowing, will also benefit subsequent years. Pension contributions will be higher by $119 million in FY 2008 and by $451 million by FY 2010, primarily to fund reestimates with a net value of $265 million by FY 2010 and to establish an annual reserve of $200 million beginning in FY 2009 to fund the recommendations of an independent actuarial review.

     The City forecasts a budget surplus of nearly $4.7 billion for FY 2007. This surplus surpasses the FY 2006 record in absolute terms, and at 10.8 percent of City fund revenues is the second-highest in relative terms. The City plans to transfer the surplus from FY 2007 to future years to reduce projected budget gaps.

     The nation's gross domestic product grew by only 0.7 percent during the first quarter of 2007, which is the weakest performance in four years. Declines in residential investment have eased the overall rate of economic growth by an average of one percentage point in each of the last four quarters, and business investment slowed considerably during the past two quarters. Recent problems in the subprime mortgage market are affecting both lenders and borrowers. As a result, credit availability and standards have tightened, which may extend the national downturn in housing. However, consumer spending, which accounts for two thirds of the national economy, has remained robust as continued job and wage gains have more than offset the impact of diminishing home values. Inflation remains the primary concern of the Federal Reserve. Recently, long-term interest rates and mortgage rates have risen sharply, reflecting heightened uncertainty over the course of future Federal Reserve interest rate policies and continued inflationary expectations as a result of stronger international economic performance and higher gasoline prices. New York City's economy has demonstrated considerable resiliency, and the slowdown in the national economy has not yet had a significant impact on the City. Wall Street profits more than doubled in 2006 to a near-record of $20.9 billion, including gains of $7.6 billion in the fourth quarter--the best quarter since the first quarter of 2000 ($11.9 billion). As a result, Wall Street--the City's economic engine--had record year-end bonuses in 2006 and the fastest job growth in 12 years (5.6 percent).

     The City assumes that a slowdown in the local economy, due to a reduction in real estate transactions, slower job growth, and lower Wall Street profits, will cause tax revenues--excluding the impact of the tax reduction program--to decline by 1.8 percent in FY 2008. As the economy gradually recovers, the growth in total tax revenues will resume, with projected increases of 2.3 percent in FY 2009 and about 5.2 percent annually in fiscal years 2010 and 2011. The Financial Plan also includes a tax reduction program, valued at $1.3 billion10 in FY 2008 and increasing to $1.9 billion in FY 2011. The program's largest component--accounting for more than three quarters of its value in FY 2008--is a 7 percent reduction in the average Citywide real property tax rate. After factoring in the impact of the program, total tax collections are projected to decline by 5.2 percent in FY 2008, but then increase by 1.6 percent in FY 2009 and by an average of 5.1 percent annually in the following two years. As total taxes account for nearly 90 percent of City fund revenues, projected changes in total City fund revenues mirror those of total taxes. Excluding the impact of the tax reduction program, total City fund revenues are projected to decline by
1.4 percent in FY 2008, due to the slowdown in the local economy, but are expected to resume as the economy recovers. After full implementation of the tax reduction program (some items


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still require State approval), total City fund revenues are projected to decline by 4.5 percent in FY 2008 but then increase by 0.3 percent in FY 2009, 4.6 percent in FY 2010, and 4.8 percent in FY 2011.

     The City is a leading center for the banking and securities industry, life insurance, communications, publishing, fashion design and retail fields. From 1989 to 1992, the City lost approximately 9% of its employment base. From 1992 through 2000, the City experienced significant private sector job growth with the addition of approximately 452,700 new private sector jobs (an average annual growth rate of approximately 2.0%). Between 2001 and 2003 the City lost 174,300 private sector jobs. The City recovered 134,500 private sector jobs by the end of 2006. As of June 2007, total employment in the City was 3,734,400 compared to 3,687,400 in June 2006, an increase of approximately 1.3%.

     In 2005, the City's service producing sectors provided approximately 2.8 million jobs and accounted for approximately 79% of total employment. Figures on the sectoral distribution of employment in the City from 1980 to 2000 reflect a significant shift to the service producing sectors and a shrinking manufacturing base relative to the nation.

     The structural shift to the service producing sectors affects the total earnings as well as the average wage per employee because employee compensation in certain of those sectors, such as financial activities and professional and business services, tends to be considerably higher than in most other sectors. Moreover, average wage rates in these sectors are significantly higher in the City than in the nation. In the City in 2005, the employment share for the financial activities and professional and business services sectors was approximately 28% while the earnings share for that same sector was approximately 48%. In the nation, those same service producing sectors accounted for only approximately 19% of employment and 25% of earnings in 2005. Due to the earnings distribution in the City, sudden or large shocks in the financial markets may have a disproportionately adverse effect on the City relative to the nation.

     LITIGATION. The City faces litigation on a number of fronts, particularly including the following. The City has estimated that its potential future liability on account of outstanding claims as of June 30, 2006 amounted to approximately $5.0 billion:

     The City continues to seek limitation of its liability in the Staten Island ferry accident of October 15, 2003 to $14.4 million under an 1851 federal maritime law. As of November 2005, 99 cases totaling $3.4 million were settled. The City and its contractors face about $500 million in claims regarding debris removal work after the collapse of the World Trade Center on September 11, 2001. It is expected that any liability will be covered by the World Trade Center Captive Insurance Company, Inc., which was created with a $1 billion grant provided by the federal government.

     The City also faces a $214 million property damage claim by Con Edison and its insurers regarding the loss of an electrical substation when 7 World Trade Center collapsed, as well as an approximately $750 million claim for damages suffered at several different locations in the aftermath of September 11. The City filed a motion to dismiss this action, asserting that it was not responsible for the collapse. The motion was granted in January 2006. The action, however, is proceeding against other defendants, and the plaintiff intends to appeal the dismissal of its claim against the City when discovery is complete or at the conclusion of the case.

     In addition, the City faces an $800 million Article 78 proceeding and action from the United Federation of Teachers, the union that represents New York City public school teachers, alleging miscalculations resulting in underpayment of retirement benefits. The City has moved to dismiss the Article 78 proceeding and has submitted an answer in the action. By decision dated October 17, 2006, the Court denied the City's motion to dismiss the Article 78 proceeding on the grounds of statute of limitations and laches, but granted the City's motion to dismiss petitioner's contract claims. If plaintiffs were to prevail in this matter, it could result in substantial costs to the City.

                                   APPENDIX B


     The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.



     In the case of "split-rated" securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), the Sub-Advisers will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund's portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used.


RATING OF BONDS

    MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")


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     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.


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    STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

    MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

    STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     -    Liquidity ratios are adequate to meet cash requirements.


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     Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

     - The issuer has access to at least two additional channels of borrowing.

     - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

     -    The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.


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     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating "CI" is reserved for income bonds on which no interest is being paid.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


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     Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     Note rating symbols are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

     MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").


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INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

     AAA

     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA

     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A

     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB

     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     BB

     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B

     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


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     DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3

     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B

     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.


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"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.



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